As filed with the Securities and Exchange Commission on
                         April 30, 1998
                       (File No. 2-17613)


               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549
                            FORM N-1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
          Post-Effective Amendment No.    99      [ X ]

                               and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                    Amendment No.      [ X ]


                            IVY FUND
       (Exact Name of Registrant as Specified in Charter)

                   Via Mizner Financial Plaza
              700 South Federal Highway - Suite 300
                   Boca Raton, Florida  33432
            (Address of Principal Executive Offices)

         Registrant's Telephone Number:  (800) 777-6472

                        C. William Ferris
              Mackenzie Investment Management Inc.
                   Via Mizner Financial Plaza
              700 South Federal Highway - Suite 300
                   Boca Raton, Florida  33432
             (Name and Address of Agent for Service)

                           Copies to:

                     Joseph R. Fleming, Esq.
                     Dechert Price & Rhoads
           Ten Post Office Square, South - Suite 1230
                        Boston, MA  02109


[ X ]        It is proposed that this Post-Effective Amendment
will
          become effective on April 30, 1998 pursuant to paragraph
          (b) of Rule 485.

[   ]        This Post-Effective Amendment designates a new
          effective date for a previously filed post-effective amendment.

     Title of Securities Being Registered:  Shares of Beneficial
     Interest, No Par Value Per Share




THIS POST-EFFECTIVE AMENDMENT NO. 99 IS BEING FILED IN ORDER TO UPDATE THE FINANCIAL AND RELATED INFORMATION FOR THE FOLLOWING SEVENTEEN SERIES OF IVY FUND: IVY ASIA PACIFIC FUND, IVY BOND FUND, IVY CANADA FUND, IVY CHINA REGION FUND, IVY DEVELOPING NATIONS FUND, IVY GLOBAL FUND, IVY GLOBAL NATURAL RESOURCES FUND, IVY GLOBAL SCIENCE & TECHNOLOGY FUND, IVY GROWTH FUND, IVY GROWTH WITH INCOME FUND, IVY INTERNATIONAL FUND, IVY INTERNATIONAL FUND II, IVY INTERNATIONAL SMALL COMPANIES FUND, IVY MONEY MARKET FUND, IVY PAN-EUROPE FUND, IVY SOUTH AMERICA FUND AND IVY US EMERGING GROWTH FUND. THE PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION THAT ARE INCLUDED IN THIS POST-EFFECTIVE AMENDMENT NO. 99 ARE TO BE USED CONCURRENTLY WITH AND SEPARATELY FROM THE CURRENTLY EFFECTIVE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR IVY HIGH YIELD FUND, WHICH ARE NOT INCLUDED IN, BUT ARE INCORPORATED BY REFERENCE TO, THIS FILING.


                            IVY FUND

                      CROSS REFERENCE SHEET

     Post-Effective Amendment No. 99 contains the Prospectuses and Statements of Additional Information ("SAIs") for the following seventeen series of Ivy Fund (the "Trust"): (i) the Prospectuses and SAIs relating to the Class A, Class B, Class C and Class I, and to the Advisor Class shares, respectively, of Ivy Bond Fund, Ivy Growth Fund, Ivy Growth with Income Fund and Ivy US Emerging Growth Fund; (ii) the Prospectuses and SAIs relating to the Class A, Class B, Class C and Class I, and to the Advisor Class shares, respectively, of Ivy Asia Pacific Fund, Ivy Canada Fund, Ivy China Region Fund, Ivy Developing Nations Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy International Fund, Ivy International Fund II, Ivy International Small Companies Fund, Ivy Pan-Europe Fund and Ivy South America Fund; and (iii) the Prospectus and Statement of Additional Information relating to Ivy Money Market Fund.


                   ITEMS REQUIRED BY FORM N-1A

CLASS A, B, C, AND I SHARES:

PART A:

1    COVER PAGE:  Cover Page

2    SYNOPSIS:  Expense Information

3    CONDENSED FINANCIAL INFORMATION: Not Applicable

4 GENERAL DESCRIPTION OF REGISTRANT: Investment Objectives and Policies; Risk Factors and Investment Techniques;
     Special Risk Considerations; Appendix A

5    MANAGEMENT OF THE FUND:  Organization and Management of the
     Fund; Investment Manager; Transfer Agent; Fund
     Administration and Accounting

6    CAPITAL STOCK AND OTHER SECURITIES:  Performance Data;
     Dividends and Taxes; Choosing a Distribution Option;
     Shareholder Inquiries; Signature Guarantees; Consolidated
     Account Statements

7 PURCHASE OF SECURITIES BEING OFFERED: How to Buy Shares; How Your Purchase Price is Determined; How the Fund Values its Shares; Initial Sales Charge Alternative--Class A Shares; Contingent Deferred Sales Charge Alternative--Class A Shares; Qualifying for a Reduced Sales Charge; Contingent Deferred Sales Charge Alternative--Class B and Class C Shares; Automatic Investment Method; Retirement Plans


8    REDEMPTION OR REPURCHASE:  How to Redeem Shares; Minimum
     Account Balance Requirements; Tax Identification Number;
     Certificates; Exchange Privilege; Systematic Withdrawal Plan

9    PENDING LEGAL PROCEEDINGS:  Not Applicable

PART B:

10   COVER PAGE:  Cover Page

11   TABLE OF CONTENTS:  Table of Contents

12   GENERAL INFORMATION AND HISTORY:  Investment Objectives and
     Policies

13 INVESTMENT OBJECTIVES AND POLICIES: Investment Objectives and Policies; Investment Restrictions; Additional
     Restrictions; Appendix A

14   MANAGEMENT OF THE FUND:  Trustees and Officers; Investment
     Advisory and Other Services

15   CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES:
     Trustees and Officers; Capitalization and Voting Rights

16 INVESTMENT ADVISORY AND OTHER SERVICES: Investment Advisory and Other Services

17   BROKERAGE ALLOCATION AND OTHER PRACTICES:  Brokerage
     Allocation; Portfolio Turnover

18   CAPITAL STOCK AND OTHER SECURITIES:  Capitalization and
     Voting Rights; Conversion of Class B Shares

19   PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING
     OFFERED:  Net Asset Value; Redemptions

20   TAX STATUS:  Taxation

21   UNDERWRITERS:  Investment Advisory and Other Services

22   CALCULATION OF PERFORMANCE DATA:  Performance Information

23   FINANCIAL STATEMENTS:  Financial Statements


ADVISOR CLASS SHARES:

PART A:

1    COVER PAGE:  Cover Page

2    SYNOPSIS:  Expense Information

3    CONDENSED FINANCIAL INFORMATION: Not Applicable

4 GENERAL DESCRIPTION OF REGISTRANT: Investment Objectives and Policies; Risk Factors and Investment Techniques;
     Special Risk Considerations; Appendix A

5    MANAGEMENT OF THE FUND:  Organization and Management of the
     Fund; Investment Manager; Transfer Agent; Fund
     Administration and Accounting

6    CAPITAL STOCK AND OTHER SECURITIES:  Performance Data;
     Dividends and Taxes; Choosing a Distribution Option;
     Shareholder Inquiries; Signature Guarantees; Consolidated
     Account Statements

7    PURCHASE OF SECURITIES BEING OFFERED:  How to Buy Shares;
     How Your Purchase Price is Determined; How the Fund Values its Shares; Automatic Investment Method; Retirement Plans

8    REDEMPTION OR REPURCHASE:  How to Redeem Shares; Minimum
     Account Balance Requirements; Tax Identification Number;
     Certificates; Exchange Privilege; Systematic Withdrawal Plan

9    PENDING LEGAL PROCEEDINGS:  Not Applicable

PART B:

10   COVER PAGE:  Cover Page

11   TABLE OF CONTENTS:  Table of Contents

12   GENERAL INFORMATION AND HISTORY:  Investment Objectives and
     Policies

13 INVESTMENT OBJECTIVES AND POLICIES: Investment Objectives and Policies; Investment Restrictions; Additional
     Restrictions; Appendix A

14   MANAGEMENT OF THE FUND:  Trustees and Officers; Investment
     Advisory and Other Services

15   CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES:
     Trustees and Officers; Capitalization and Voting Rights

16 INVESTMENT ADVISORY AND OTHER SERVICES: Investment Advisory and Other Services

17   BROKERAGE ALLOCATION AND OTHER PRACTICES:  Brokerage
     Allocation; Portfolio Turnover

18   CAPITAL STOCK AND OTHER SECURITIES:  Capitalization and
     Voting Rights

19   PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING
     OFFERED:  Net Asset Value; Redemptions

20   TAX STATUS:  Taxation

21   UNDERWRITERS:  Investment Advisory and Other Services

22   CALCULATION OF PERFORMANCE DATA:  Performance Information

23   FINANCIAL STATEMENTS:  Financial Statements

April 30, 1998

Ivy
U.S. Equity
and Fixed
Income
Funds

----------
Prospectus
----------

Ivy Management, Inc.
Via Mizner Financial
Plaza
700 South Federal Hwy.
Boca Raton, FL 33432
1-800-456-5111

THROUGHOUT THE
CENTURIES,
THE CASTLE KEEP HAS
BEEN A SOURCE
OF LONG-RANGE VISION
AND STRATEGIC
ADVANTAGE.
                                  IVY FUNDS(R)

    Ivy Fund (the "Trust") is a registered investment company currently consisting of eighteen separate portfolios. The Class A, Class B, Class C and Class I (if applicable) shares of four of these portfolios, as identified below (the "Funds"), are described in this Prospectus. The Funds' Advisor Class shares are described in a separate prospectus dated April 30, 1998. Each Fund has its own investment objectives and policies, and your interest is limited to the Fund in which you own shares.

    The four Ivy U.S. equity and fixed income funds are:

           Ivy Bond Fund
           Ivy Emerging Growth Fund
           Ivy Growth Fund
           Ivy Growth with Income Fund

    This Prospectus sets forth concisely the information about the Funds that a prospective investor should know before investing. Please read it carefully and retain it for future reference. Additional information about the Funds is contained in the Statement of Additional Information for the Funds dated April 30, 1997 (the "SAI"), which has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. The SAI is available upon request and without charge from the Trust at the Distributor's address and telephone number below. The SEC maintains a web site (http://www.sec.gov) that contains the SAI and other material incorporated by reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

Expense Information . . . . . . . . . . . . . . . .   2
The Funds' Financial Highlights . . . . . . . . . .   5
Investment Objectives and Policies  . . . . . . . .   9
Risk Factors and Investment Techniques  . . . . . .  10
Organization and Management of the Funds  . . . . .  12
Investment Manager  . . . . . . . . . . . . . . . .  12
Fund Administration and Accounting  . . . . . . . .  13
Transfer Agent  . . . . . . . . . . . . . . . . . .  13
Alternative Purchase Arrangements . . . . . . . . .  13
Dividends and Taxes . . . . . . . . . . . . . . . .  14
Performance Data  . . . . . . . . . . . . . . . . .  14
How to Buy Shares . . . . . . . . . . . . . . . . .  15
How Your Purchase Price is Determined . . . . . . .  15
How Each Fund Values Its Shares . . . . . . . . . .  15
Initial Sales Charge Alternative-Class A Shares . .  15
Contingent Deferred Sales Charge-Class A Shares . .  16
Qualifying for a Reduced Sales Charge . . . . . . .  16
Contingent Deferred Sales Charge Alternative-
    Class B and Class C Shares  . . . . . . . . . .  17
How to Redeem Shares  . . . . . . . . . . . . . . .  18
Minimum Account Balance Requirements  . . . . . . .  19
Signature Guarantees  . . . . . . . . . . . . . . .  19
Choosing a Distribution Option  . . . . . . . . . .  19
Tax Identification Number . . . . . . . . . . . . .  19
Certificates  . . . . . . . . . . . . . . . . . . .  19
Exchange Privilege  . . . . . . . . . . . . . . . .  20
Reinvestment Privilege  . . . . . . . . . . . . . .  20
Systematic Withdrawal Plan  . . . . . . . . . . . .  20
Automatic Investment Method . . . . . . . . . . . .  21
Consolidated Account Statements . . . . . . . . . .  21
Retirement Plans  . . . . . . . . . . . . . . . . .  21
Shareholder Inquiries . . . . . . . . . . . . . . .  21
Account Application . . . . . . . . . . . . . . . .  23

   BOARD OF TRUSTEES                  OFFICERS                      TRANSFER AGENT            INVESTMENT MANAGER
 John S. Anderegg, Jr.      Michael G. Landry, Chairman             Ivy Mackenzie            Ivy Management, Inc.
    Paul H. Broyhill        Keith J. Carlson, President             Services Corp.        700 South Federal Highway
    Keith J. Carlson     James W. Broadfoot, Vice President         P.O. Box 3022            Boca Raton, FL 33432
    Stanley Channick             C. William Ferris,           Boca Raton, FL 33431-0922         1-800-456-5111
 Frank W. DeFriece, Jr.         Secretary/Treasurer                 1-800-777-6472
     Roy J. Glauber                                                                              DISTRIBUTOR
   Michael G. Landry               LEGAL COUNSEL                       AUDITORS                 Ivy Mackenzie
  Joseph G. Rosenthal          Dechert Price & Rhoads          Coopers & Lybrand L.L.P.       Distributors, Inc.
  Richard N. Silverman               Boston, MA                   Ft. Lauderdale, FL      Via Mizner Financial Plaza
    J. Brendan Swan                                                                       700 South Federal Highway
                                     CUSTODIAN                                               Boca Raton, FL 33432
                           Brown Brothers Harriman & Co.                                        1-800-456-5111
                                     Boston, MA

EXPENSE INFORMATION


    The tables and examples below are designed to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in each Fund. The information is based on each Fund's expenses during fiscal year 1997.


                        SHAREHOLDER TRANSACTION EXPENSES


                                                               MAXIMUM SALES LOAD     MAXIMUM CONTINGENT
                                                              IMPOSED ON PURCHASES   DEFERRED SALES CHARGE
                                                                   (AS A % OF         (AS A % OF ORIGINAL
                                                                OFFERING PRICE)         PURCHASE PRICE)
                                                              --------------------   ---------------------
IVY BOND FUND
  Class A...................................................          4.75%(1)                None(2)
  Class B...................................................           None                  5.00%(3)
  Class C...................................................           None                  1.00%(4)
  Class I...................................................           None                   None
IVY GROWTH FUND
IVY GROWTH WITH INCOME FUND
IVY US EMERGING GROWTH FUND
  Class A...................................................          5.75%(1)                None(2)
  Class B...................................................           None                  5.00%(3)
  Class C...................................................           None                  1.00%(4)



None of the Funds charges a redemption fee, an exchange fee, or a sales load on reinvested dividends.

---------------


(1) Class A shares may be purchased under a variety of plans that provide for the reduction or elimination of the sales charge. See "Initial Sales Charge Alternative -- Class A
       Shares" and "Qualifying for a Reduced Sales Charge."
(2) A contingent deferred sales charge ("CDSC") may apply to the redemption of Class A shares that are purchased without an initial sales charge. See "Purchases of Class A Shares at Net Asset Value" and "Contingent Deferred Sales
       Charge -- Class A Shares."
(3) The maximum CDSC on Class B shares applies to redemptions during the first year after purchase. The charge declines to 4% during the second year; 3% during the third and fourth years; 2% during the fifth year; 1% during the sixth year;
       and 0% in the seventh year and thereafter.
(4) The CDSC on Class C shares applies to redemptions during the first year after purchase.

                         ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)


                                                                           12B-1 SERVICE/              TOTAL FUND
                                                              MANAGEMENT    DISTRIBUTION     OTHER     OPERATING
                                                                 FEES           FEES        EXPENSES    EXPENSES
                                                              ----------   --------------   --------   ----------
IVY BOND FUND
  Class A...................................................     0.72%          0.25%         0.50%       1.47%
  Class B...................................................     0.72%          1.00%(1)      0.49%       2.21%
  Class C...................................................     0.72%          1.00%(1)      0.48%       2.20%
  Class I...................................................     0.72%          0.00%         0.41%(2)    1.13%
IVY GROWTH FUND
  Class A...................................................     0.85%          0.05%(3)      0.48%       1.38%
  Class B...................................................     0.85%          1.00%(1)      0.45%       2.30%
  Class C...................................................     0.85%          1.00%(1)      0.48%       2.33%
IVY GROWTH WITH INCOME FUND
  Class A...................................................     0.75%          0.21%(3)      0.63%       1.59%
  Class B...................................................     0.75%          1.00%(1)      0.56%       2.31%
  Class C...................................................     0.75%          1.00%(1)      0.48%       2.23%
IVY US EMERGING GROWTH FUND
  Class A...................................................     0.85%          0.25%         0.57%       1.67%
  Class B...................................................     0.85%          1.00%(1)      0.58%       2.43%
  Class C...................................................     0.85%          1.00%(1)      0.54%       2.39%


---------------


(1) Long-term investors may, as a result of the Fund's 12b-1 fees, pay more than the economic equivalent of the maximum front-end sales charge permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD").
(2) "Other Expenses" of Class I shares are lower than such expenses for Class A, Class B and Class C shares. See "Fund
       Administration and Accounting" in this Prospectus and "Transfer Agent" in the SAI.
(3) Rule 12b-1 Service Fees paid by Class A shares may increase, but are subject to a maximum of 0.25%. See "Alternative
       Purchase Arrangements."

                                    EXAMPLES


    The following table lists the expenses an investor would pay on a $1,000 investment, assuming (1) 5% annual return and (2) unless otherwise noted, redemption at the end of each time period. These examples further assume reinvestment of all dividends and distributions, and that the percentage amounts under "Total Fund Operating Expenses" above remain the same each year. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.



                                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              ------    -------    -------    --------
IVY BOND FUND
  Class A*..................................................   $62       $ 92       $124        $215
  Class B...................................................   $72(1)    $ 99(2)    $138(3)     $236(4)
  Class B (no redemption)...................................   $22       $ 69       $118        $236(4)
  Class C...................................................   $32(5)    $ 69       $118        $253
  Class C (no redemption)...................................   $22       $ 69       $118        $253
  Class I***................................................   $12       $ 39       $ 67        $148
IVY GROWTH FUND
  Class A**.................................................   $71       $ 99       $129        $214
  Class B...................................................   $73(1)    $102(2)    $143(3)     $240(4)
  Class B (no redemption)...................................   $23       $ 72       $123        $240(4)
  Class C...................................................   $34(5)    $ 73       $125        $267
  Class C (no redemption)...................................   $24       $ 73       $125        $267
IVY GROWTH WITH INCOME FUND
  Class A**.................................................   $73       $105       $139        $236
  Class B...................................................   $73(1)    $102(2)    $144(3)     $247(4)
  Class B (no redemption)...................................   $23       $ 72       $124        $247(4)
  Class C...................................................   $33(5)    $ 70       $119        $256
  Class C (no redemption)...................................   $23       $ 70       $119        $256
IVY US EMERGING GROWTH FUND
  Class A**.................................................   $74       $107       $143        $244
  Class B...................................................   $75(1)    $106(2)    $150(3)     $258(4)
  Class B (no redemption)...................................   $25       $ 76       $130        $258(4)
  Class C...................................................   $34(5)    $ 75       $128        $273
  Class C (no redemption)...................................   $24       $ 75       $128        $273


---------------

 * Assumes deduction of the maximum 4.75% initial sales charge at the time of purchase and no deduction of a CDSC at the time of redemption.
 ** Assumes deduction of the maximum 5.75% initial sales charge at the time of purchase and no deduction of a CDSC at the time of redemption.
*** Class I shares are not subject to an initial sales charge at the time of purchase, nor are they subject to the deduction of a CDSC at the time of redemption.
(1)    Assumes deduction of a 5% CDSC at the time of redemption.
(2)    Assumes deduction of a 3% CDSC at the time of redemption.
(3)    Assumes deduction of a 2% CDSC at the time of redemption.
(4) Assumes conversion to Class A shares at the end of the eighth year, and therefore reflects Class A expenses for years nine and ten.
(5)    Assumes deduction of a 1% CDSC at the time of redemption.


    The information presented in the table does not reflect the charge of $10 per transaction that would apply if a shareholder elects to have redemption proceeds wired to his or her bank account. For a more detailed discussion of the Funds' fees and expenses, see the following sections of this Prospectus:
"Investment Manager" and "Fund Administration and Accounting," and the following section of the SAI: "Investment Advisory and Other Services."

THE FUNDS' FINANCIAL HIGHLIGHTS



    Unless otherwise noted, the tables that follow are for fiscal periods ending December 31 of each year. The accounting firm of Coopers & Lybrand L.L.P. has audited Ivy Bond Fund and Ivy US Emerging Growth Fund since inception, and Ivy Growth Fund and Ivy Growth with Income Fund since December 31, 1992. Their report is included in the Funds' Annual Reports, which are incorporated by reference into the SAI. The information for Ivy Growth Fund and Ivy Growth with Income Fund for fiscal periods prior to December 31, 1992 was audited by other independent accountants. The Funds' Annual Reports contain additional information about each Fund's performance, including a comparison to an appropriate securities index. For a copy of your Fund's Annual Report, call 1-800-777-6472.


    Expense and income ratios have been annualized for periods of less than one year. Beginning December 31, 1996, portfolio turnover rates have not been annualized for periods of less than one year. Total returns do not reflect sales charges, and are not annualized for periods of less than one year (unless otherwise noted). In addition, for fiscal years beginning on or after September 1, 1995, registered investment companies are required to disclose average commission rates per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.


    As of December 31, 1997, no Class I shares of Ivy Bond Fund had been issued. Accordingly, no financial information for these shares is presented below.



IVY BOND FUND(F)


                                                                               CLASS A
                                   --------------------------------------------------------------------------------------------
                                     1997          1996         1995        1994(A)         1994(B)       1993(B)     1992(B)
      SELECTED PER SHARE DATA      ---------     ---------    ---------     ---------       ---------     ---------   ---------
Net asset value, beginning of
 period............................ $   9.80      $   9.78     $   9.01      $   9.38        $  10.34      $   9.95    $   9.61
                                    --------      --------     --------      --------        --------      --------    --------
Income (loss) from investment
 operations
 Net investment income............       .80           .72          .67(e)        .33(e)          .63           .55         .63(e)
 Net realized and unrealized gain
  (loss) on investments...........       .42           .03          .84          (.29)           (.60)         1.00         .73
                                    --------      --------     --------      --------        --------      --------    --------
    Total from investment
     operations...................      1.22           .75         1.51           .04             .03          1.55        1.36
                                    --------      --------     --------      --------        --------      --------    --------
Less distributions
 From net investment income.......       .80           .72          .63           .32             .61           .64         .63
 In excess of net investment
  income..........................        --           .01           --            --              --            --          --
 From net realized gain...........        --            --           --            --             .38           .52         .25
 In excess of net realized gain...        --            --           --           .09              --            --          --
 From capital paid-in.............        --            --          .11            --              --            --         .14
                                    --------      --------     --------      --------        --------      --------    --------
    Total distributions...........       .80           .73          .74           .41             .99          1.16        1.02
                                    --------      --------     --------      --------        --------      --------    --------
Net asset value, end of period..... $  10.22      $   9.80     $   9.78      $   9.01        $   9.38      $  10.34    $   9.95
                                    ========      ========     ========      ========        ========      ========    ========
Total return(%)....................    11.87          8.06        17.41           .43             .00         16.29       14.77
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
 thousands)........................ $106,497      $ 97,881     $108,840      $110,232        $120,073      $132,721    $102,328
Ratio of expenses to average net
 assets
 With expense reimbursement(%).....       --            --         1.54          1.50              --            --        1.50
 Without expense
  reimbursement(%).................     1.47          1.56         1.54          1.52            1.45          1.49        1.55
Ratio of net investment income to
 average net assets(%).............     7.08          7.36         7.09(e)       6.92(e)         6.19          6.42        6.92(e)
Portfolio turnover rate(%).........       71            90           93            44              78           134         129

                                                         CLASS A
                                      ------------------------------------------------
                                      1991(B)       1990(B)      1989(B)       1988(B)
      SELECTED PER SHARE DATA         -------       -------      -------       -------
Net asset value, beginning of
 period............................   $ 9.84        $10.59       $ 9.99        $ 9.39
                                      ------       -------       ------        ------
 Income (loss) from investment
  operations
  Net investment income............      .62(e)        .65(e)       .77(e)        .58(e)
  Net realized and unrealized gain
   (loss) on investments...........      .10          (.40)         .75           .81
                                      ------        ------       ------        ------
     Total from investment
      operations...................      .72           .25         1.52          1.39
                                      ------        ------       ------        ------
 Less distributions
  From net investment income.......      .62           .65          .79           .60
  In excess of net investment
   income..........................       --            --           --            --
  From net realized gain...........      .13            --           --           .19
  In excess of net realized gain...       --            --           --            --
  From capital paid-in.............      .20           .35          .13            --
                                      ------        ------       ------        ------
     Total distributions...........      .95          1.00          .92           .79
                                      ------        ------       ------        ------
Net asset value, end of period.....   $ 9.61        $ 9.84       $10.59        $ 9.99
                                      ======        ======       ======        ======
Total return(%)....................     7.58          2.54        16.12         16.31
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
 thousands)........................  $92,687       $70,670      $20,753        $5,075
Ratio of expenses to average net
 assets
 With expense reimbursement(%).....     1.50          1.36          .20          1.37
 Without expense
  reimbursement(%).................     1.65          1.73         2.04          4.61
Ratio of net investment income to
 average net assets(%).............     6.77(e)       6.64(e)      8.08(e)       5.15(e)
Portfolio turnover rate(%).........      118            --           --           145



                                                           CLASS B                                             CLASS C
                              ------------------------------------------------------------------        ----------------------
                               1997           1996          1995          1994(A)        1994(C)         1997          1996(D)
  SELECTED PER SHARE DATA     -------        ------        -------        -------        -------        -------        -------
Net asset value, beginning
 of period..................  $  9.80        $ 9.78        $ 9.01         $ 9.38         $ 9.82         $ 9.82         $ 9.44
                              -------        ------        ------         ------         ------         ------         ------
Income (loss) from
 investment operations
 Net investment income.....      .68           .64           .60(e)         .30(e)         .10            .64            .39
 Net realized and
  unrealized gain (loss) on
  investments..............      .46           .04           .84           (.29)          (.32)           .48            .43
                             -------        ------        ------         ------         ------         ------         ------
    Total from investment
     operations............     1.14           .68          1.44            .01           (.22)          1.12            .82
                             -------        ------        ------         ------         ------         ------         ------
Less distributions
  From net investment
   income...................      .72           .64           .56            .29            .14            .70            .39
  In excess of net
   investment income........       --           .02            --             --             --             --            .05
  From net realized gain....       --            --            --             --            .08             --             --
  In excess of net realized
   gain.....................       --            --            --            .09             --             --             --
  From capital paid-in......       --            --           .11             --             --             --             --
                              -------        ------        ------         ------         ------         ------         ------
     Total distributions....      .72           .66           .67            .38            .22            .70            .44
                              -------        ------        ------         ------         ------         ------         ------
Net asset value, end of
 period.....................  $ 10.22        $ 9.80        $ 9.78         $ 9.01         $ 9.38         $10.24         $ 9.82
                              =======        ======        ======         ======         ======         ======         ======
Total return(%).............    11.12          7.25         16.54            .06          (2.24)         11.11           8.81
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
 (in thousands).............  $18,499        $5,300        $5,184         $2,420         $  761         $6,580         $  618
Ratio of expenses to average
 net assets
 With expense
  reimbursement(%)..........       --            --          2.29           2.25             --             --             --
 Without expense
  reimbursement(%)..........     2.21          2.29          2.29           2.27           2.20           2.20           2.35
Ratio of net investment
 income to average net
 assets(%)..................     6.35          6.62          6.34(e)        6.17(e)        5.44           6.35           6.56
Portfolio turnover
 rate(%)....................       71            90            93             44             78             71             90



---------------



(a)    For the six months ended December 31, 1994.
(b)    For the year ended June 30.
(c)    From April 1, 1994 (commencement of operations) to June 30,
       1994.
(d)    From April 30, 1996 (commencement of operations) to December
       31, 1996.
(e) Net investment income is net of expenses reimbursed by manager.
(f)    Since January 1, 1995, Ivy Bond Fund's adviser has been IMI.
       Prior to that date, the Fund's adviser was MIMI.

IVY GROWTH FUND

                                                                              CLASS A
                                     ------------------------------------------------------------------------------------------
                                       1997          1996          1995          1994          1993        1992          1991
      SELECTED PER SHARE DATA        --------      --------      --------      --------      --------    --------      --------
Net asset value, beginning of
 period............................  $  17.76      $  16.75      $  13.91      $  15.14      $  14.98    $  16.91      $  14.41
                                     --------      --------      --------      --------      --------    --------      --------
 Income (loss) from investment
   operations
   Net investment income...........       .02           .02(a)        .05(a)        .05(a)        .10(a)      .17(a)        .27
   Net realized and unrealized gain
    (loss) on investment
    transactions...................      1.98          2.86          3.73          (.49)         1.74         .70          4.12
                                     --------      --------      --------      --------      --------    --------      --------
    Total from investment
      operations...................      2.00          2.88          3.78          (.44)         1.84         .87          4.39
                                     --------      --------      --------      --------      --------    --------      --------
 Less distributions
   From net investment income......       .02           .02           .02           .05           .10         .15           .27
   In excess of net investment
    income.........................       .13           .11            --            --            --          --            --
   From net realized gain..........      1.81          1.74           .89           .74          1.58        2.65          1.62
   In excess of net realized
    gain...........................        --            --           .03            --            --          --            --
   From capital paid-in............        --            --            --            --            --          --            --
                                     --------      --------      --------      --------      --------    --------      --------
    Total distributions............      1.96          1.87           .94           .79          1.68        2.80          1.89
                                     --------      --------      --------      --------      --------    --------      --------
Net asset value, end of period.....  $  17.80      $  17.76      $  16.75      $  13.91      $  15.14    $  14.98      $  16.91
                                     ========      ========      ========      ========      ========    ========      ========
Total return(%)....................     11.69         17.22         27.33         (2.97)        12.29        5.21         30.76
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
 thousands)........................  $320,000      $314,908      $289,954      $231,446      $268,533    $226,068      $231,706
Ratio of expenses to average net
 assets
 With expense reimbursement(%).....        --          1.45          1.59          1.38          1.33        1.32            --
 Without expense
   reimbursement(%)................      1.38          1.45          1.60          1.49          1.43        1.40          1.29
Ratio of net investment income to
 average net assets(%).............       .13           .13(a)        .32(a)        .32(a)        .64(a)      .98(a)       1.60
Portfolio turnover rate(%).........        39            72            41            39            77(d)      138            79
Average commission rate............  $  .0480      $  .0439           N/A           N/A           N/A         N/A           N/A

                                                   CLASS A
                                     ------------------------------------
                                       1990          1989          1988
      SELECTED PER SHARE DATA        --------      --------      --------
Net asset value, beginning of
 period............................  $  15.57      $  13.21      $  12.09
                                     --------      --------      --------
 Income (loss) from investment
   operations
   Net investment income...........       .31           .44           .40
   Net realized and unrealized gain
    (loss) on investment
    transactions...................      (.90)         3.16          1.10
                                     --------      --------      --------
    Total from investment
      operations...................      (.59)         3.60          1.50
                                     --------      --------      --------
 Less distributions
   From net investment income......       .33           .44           .38
   In excess of net investment
    income.........................        --            --            --
   From net realized gain..........       .23           .80            --
   In excess of net realized
    gain...........................        --            --            --
   From capital paid-in............       .01            --            --
                                     --------      --------      --------
    Total distributions............       .57          1.24           .38
                                     --------      --------      --------
Net asset value, end of period.....  $  14.41      $  15.57      $  13.21
                                     ========      ========      ========
Total return(%)....................     (3.76)        27.24         12.40
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
 thousands)........................  $185,511      $197,789      $172,163
Ratio of expenses to average net
 assets
 With expense reimbursement(%).....        --            --            --
 Without expense
   reimbursement(%)................      1.29          1.33          1.35
Ratio of net investment income to
 average net assets(%).............      2.10          2.70          2.80
Portfolio turnover rate(%).........        67            86            84
Average commission rate............       N/A           N/A           N/A


                                                                                                         CLASS B
                                                                                           ------------------------------------
                                                                                             1997          1996          1995
    SELECTED PER SHARE DATA                                                                --------      --------      --------
Net asset value, beginning of period...................................................    $  17.69      $  16.75      $  13.91
                                                                                           --------      --------      --------
 Income (loss) from investment operations
   Net investment loss.................................................................        (.14)         (.13)(a)      (.08)(a)
   Net realized and unrealized gain (loss) on investment transactions..................        1.96          2.81          3.71
                                                                                           --------      --------      --------
    Total from investment operations...................................................        1.82          2.68          3.63
                                                                                           --------      --------      --------
 Less distributions
   From net investment income..........................................................          --            --            --
   In excess of net investment income..................................................         .07            --            --
   From net realized gain..............................................................        1.72          1.74           .73
   In excess of net realized gain......................................................          --            --           .06
                                                                                           --------      --------      --------
    Total distributions................................................................        1.79          1.74           .79
                                                                                           --------      --------      --------
Net asset value, end of period.........................................................    $  17.72      $  17.69      $  16.75
                                                                                           ========      ========      ========
Total return(%)........................................................................       10.69         16.02         26.13
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)...............................................    $  4,433      $  3,850      $  2,669
Ratio of expenses to average net assets
 With expense reimbursement(%).........................................................          --          2.37          2.55
 Without expense reimbursement(%)......................................................        2.30          2.37          2.56
Ratio of net investment loss to average net assets(%)..................................        (.79)         (.79)(a)      (.64)(a)
Portfolio turnover rate(%).............................................................          39            72            41
Average commission rate................................................................    $  .0480      $  .0439           N/A

                                                                                 CLASS B                       CLASS C
                                                                          ----------------------        ----------------------
                                                                            1994        1993(B)           1997        1996(C)
    SELECTED PER SHARE DATA                                               --------      --------        --------      --------
Net asset value, beginning of period....................................  $  15.14      $  16.42        $  17.59      $  18.46
                                                                          --------      --------        --------      --------
 Income (loss) from investment operations
   Net investment loss..................................................      (.04)(a)        --(a)         (.07)         (.06)(a)
   Net realized and unrealized gain (loss) on investment transactions...      (.54)          .37            1.86          1.02
                                                                          --------      --------        --------      --------
    Total from investment operations....................................      (.58)          .37            1.79           .96
                                                                          --------      --------        --------      --------
 Less distributions
   From net investment income...........................................        --           .07              --            --
   In excess of net investment income...................................        --            --             .13           .09
   From net realized gain...............................................       .52          1.58            1.78          1.74
   In excess of net realized gain.......................................       .13            --              --            --
                                                                          --------      --------        --------      --------
    Total distributions.................................................       .65          1.65            1.91          1.83
                                                                          --------      --------        --------      --------
Net asset value, end of period..........................................  $  13.91      $  15.14        $  17.47      $  17.59
                                                                          ========      ========        ========      ========
Total return(%).........................................................     (3.90)         2.34           10.58          5.20
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)................................  $  1,399      $     65        $    400      $     90
Ratio of expenses to average net assets
 With expense reimbursement(%)..........................................      2.34          2.31              --          2.44
 Without expense reimbursement(%).......................................      2.45          2.44            2.33          2.44
Ratio of net investment loss to average net assets(%)...................      (.64)(a)      (.33)(a)        (.82)         (.86)(a)
Portfolio turnover rate(%)..............................................        39            77(d)           39            72
Average commission rate.................................................       N/A           N/A        $  .0480      $  .0439



---------------



(a) Net investment income (loss) is net of expenses reimbursed by manager.
(b)    From October 23, 1993 (commencement of operations) to
       December 31, 1993.
(c)    From April 30, 1996 (commencement of operations) to December
       31, 1996.
(d) The portfolio turnover rate excludes sales of portfolio securities made following the February 1, 1993 reorganization between the Fund and American Investors
       Growth Fund, Inc. to realign the Fund's portfolio and reflects an adjustment to the monthly average value of the portfolio securities owned by the Fund during the year ended
       December 31, 1993.

IVY GROWTH WITH INCOME FUND(A)


                                                                            CLASS A
                                     -------------------------------------------------------------------------------------
                                      1997         1996         1995         1994         1993         1992         1991
      SELECTED PER SHARE DATA        -------      -------      -------      -------      -------      -------      -------
Net asset value, beginning of
 period............................  $ 11.38      $ 10.98      $  9.08      $  9.70      $  9.21      $  9.74      $  7.79
                                     -------      -------      -------      -------      -------      -------      -------
 Income (loss) from investment
  operations
 Net investment income.............      .08          .08          .11          .17          .08          .07          .09(e)
 Net realized and unrealized gain
  (loss) on investment
  transactions.....................     2.37         2.16         2.13         (.36)        1.30          .18         2.72
                                     -------      -------      -------      -------      -------      -------      -------
  Total from investment
   operations......................     2.45         2.24         2.24         (.19)        1.38          .25         2.81
                                     -------      -------      -------      -------      -------      -------      -------
 Less distributions
 From net investment income........      .03          .08          .08          .17          .06          .07          .09
 In excess of net investment
  income...........................       --          .03           --          .01           --           --           --
 From net realized gain............     1.21         1.73          .26          .25          .83          .71          .77
                                     -------      -------      -------      -------      -------      -------      -------
  Total distributions..............     1.24         1.84          .34          .43          .89          .78          .86
                                     -------      -------      -------      -------      -------      -------      -------
Net asset value, end of period.....  $ 12.59      $ 11.38      $ 10.98      $  9.08      $  9.70      $  9.21      $  9.74
                                     =======      =======      =======      =======      =======      =======      =======
Total return(%)....................    21.57        20.46        24.93        (2.03)       15.07         2.61        36.33
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
 thousands)........................  $69,742      $63,219      $59,054      $26,017      $22,669      $19,045      $17,093
Ratio of expenses to average net
 assets(%).........................     1.59         1.81         1.96         1.84         2.14         1.94         1.50(c)
Ratio of net investment income to
 average net assets(%).............      .58          .68         1.06         1.83          .88          .73         1.10(e)
Portfolio turnover rate(%).........       36          138           81           36           85          163          113
Average commission rate............  $ .0800      $ .0580          N/A          N/A          N/A          N/A          N/A

                                                  CLASS A
                                     ----------------------------------
                                      1990         1989          1988
      SELECTED PER SHARE DATA        -------      -------      --------
Net asset value, beginning of
 period............................  $  8.13      $10.32       $   9.05
                                     -------      -------      --------
 Income (loss) from investment
  operations
 Net investment income.............      .16         .45            .55
 Net realized and unrealized gain
  (loss) on investment
  transactions.....................     (.18)       1.42           1.44
                                     -------      -------      --------
  Total from investment
   operations......................     (.02)       1.87           1.99
                                     -------      -------      --------
 Less distributions
 From net investment income........      .18        1.08            .55
 In excess of net investment
  income...........................       --          --             --
 From net realized gain............      .14        2.98            .17
                                     -------      -------      --------
  Total distributions..............      .32        4.06            .72
                                     -------      -------      --------
Net asset value, end of period.....  $  7.79      $ 8.13       $  10.32
                                     =======      =======      ========
Total return(%)....................     (.18)      18.06          21.96
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
 thousands)........................  $ 9,989     $21,258       $109,507
Ratio of expenses to average net
 assets(%).........................     1.48        1.36           1.26
Ratio of net investment income to
 average net assets(%).............     1.70        4.00           4.80
Portfolio turnover rate(%).........       68          73             58
Average commission rate............      N/A         N/A            N/A



                                                                                CLASS B
                                                   -----------------------------------------------------------------
                                                    1997           1996           1995          1994         1993(B)
              SELECTED PER SHARE DATA              -------        -------        ------        ------        -------
   Net asset value, beginning of period..........  $ 11.36        $ 10.98        $ 9.08        $ 9.70        $10.43
                                                   -------        -------        ------        ------        ------
    Income (loss) from investment operations
    Net investment income (loss).................     (.02)          (.01)          .03           .09            --
    Net realized and unrealized gain (loss) on
     investment transactions.....................     2.37           2.15          2.13          (.36)          .05
                                                   -------        -------        ------        ------        ------
     Total from investment operations............     2.35           2.14          2.16          (.27)          .05
                                                   -------        -------        ------        ------        ------
    Less distributions
    From net investment income...................      .03             --           .01           .09           .01
    In excess of net investment income...........       --            .08            --           .01            --
    From net realized gain.......................     1.14           1.68           .25           .25           .77
                                                   -------        -------        ------        ------        ------
     Total distributions.........................     1.17           1.76           .26           .35           .78
                                                   -------        -------        ------        ------        ------
   Net asset value, end of period................  $ 12.54        $ 11.36        $10.98        $ 9.08        $ 9.70
                                                   =======        =======        ======        ======        ======
   Total return(%)...............................    20.74          19.59         23.94         (2.88)          .61
   RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (in thousands)......  $20,071        $13,473        $8,868        $5,849        $  888
   Ratio of expenses to average net assets(%)....     2.31           2.55          2.75          2.70          3.09
   Ratio of net investment income (loss) to
    average net assets(%)........................     (.13)          (.06)          .27           .97          (.07)
   Portfolio turnover rate(%)....................       36            138            81            36            85
   Average commission rate.......................  $ .0800        $ .0580           N/A           N/A           N/A



                                                            CLASS C
                                                   -------------------------
                                                    1997             1996(D)
              SELECTED PER SHARE DATA              ------            -------
   Net asset value, beginning of period..........  $11.37            $11.73
                                                   ------            ------
    Income from investment operations
    Net investment loss..........................    (.01)             (.08)
    Net realized and unrealized gain on
     investment transactions.....................    2.35              1.53
                                                   ------            ------
     Total from investment operations............    2.34              1.45
                                                   ------            ------
    Less distributions
    In excess of net investment income...........      --               .08
    From net realized gain.......................    1.27              1.73
                                                   ------            ------
     Total distributions.........................    1.27              1.81
                                                   ------            ------
   Net asset value, end of period................  $12.44            $11.37
                                                   ======            ======
   Total return(%)...............................   20.70             12.37
   RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (in thousands)......  $4,356            $   28
   Ratio of expenses to average net assets(%)....    2.23              3.02
   Ratio of net investment loss to average net
    assets(%)....................................    (.05)             (.53)
   Portfolio turnover rate(%)....................      36               138
   Average commission rate.......................  $.0800            $.0580



---------------



(a) These figures are adjusted to reflect a ten-for-one stock split on June 30, 1989. Grantham, Mayo, Van Otterloo & Co.
       was subadviser to Ivy Growth with Income Fund from 4/1/84 through 6/30/89. Ivy Growth with Income Fund was formerly known as Ivy Institutional Investors Fund.
(b)    From October 23, 1993 (commencement of operations) to
       December 31, 1993.
(c) The ratio of expenses to average net assets is net of the expenses reimbursed by IMI. Without reimbursement, the ratio of expenses to average net assets would have been 1.61%.
(d)    From April 30, 1996 (commencement of operations) to December
       31, 1996.
(e)    Net investment income is net of expenses reimbursed by IMI.

IVY US EMERGING GROWTH FUND


                                                                                    CLASS A
                                                      -------------------------------------------------------------------
                                                       1997           1996           1995           1994          1993(A)
               SELECTED PER SHARE DATA                -------        -------        -------        -------        -------
   Net asset value, beginning of period...........    $ 26.54        $ 24.12        $ 18.38        $ 17.93        $ 10.00
                                                      -------        -------        -------        -------        -------
    Income from investment operations
      Net investment loss.........................       (.41)(f)       (.35)          (.24)          (.24)(d)       (.07)(d)
      Net realized and unrealized gain on
       investment transactions....................       1.54(f)        4.84           7.90            .82           8.29
                                                      -------        -------        -------        -------        -------
       Total from investment operations...........       1.13           4.49           7.66            .58           8.22
                                                      -------        -------        -------        -------        -------
    Less distributions
      From net realized gain......................         --           2.07           1.92             --            .29
      From capital paid-in........................         --             --             --            .13             --
                                                      -------        -------        -------        -------        -------
       Total distributions........................         --           2.07           1.92            .13            .29
                                                      -------        -------        -------        -------        -------
   Net asset value, end of period.................    $ 27.67        $ 26.54        $ 24.12        $ 18.38        $ 17.93
                                                      =======        =======        =======        =======        =======
   Total return(%)................................       4.26          18.52          42.07           3.29          45.33(e)
   RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (in thousands).......    $64,910        $55,944        $39,456        $21,493        $14,212
   Ratio of expenses to average net assets
    With expense reimbursement(%).................         --             --             --           2.20           1.93
    Without expense reimbursement(%)..............       1.67           1.76           1.95           2.22           2.33
   Ratio of net investment loss to average net
    assets(%).....................................      (1.37)         (1.31)         (1.39)         (1.72)(d)      (1.30)(d)
   Portfolio turnover rate(%).....................         65             68             86             67             41
   Average commission rate........................    $ .0710        $ .0601            N/A            N/A            N/A


                                                                                    CLASS B
                                                      -------------------------------------------------------------------
                                                       1997           1996           1995           1994          1993(B)
               SELECTED PER SHARE DATA                -------        -------        -------        -------        -------
   Net asset value, beginning of period...........    $ 26.33        $ 24.12        $ 18.38        $17.93         $ 18.21
                                                      -------        -------        -------        ------         -------
    Income (loss) from investment operations
      Net investment loss.........................       (.33)(f)       (.40)          (.35)         (.29)(d)        (.04)(d)
      Net realized and unrealized gain on
       investment transactions....................       1.26(f)        4.68           7.85           .74             .03
                                                      -------        -------        -------        ------         -------
       Total from investment operations...........        .93           4.28           7.50           .45            (.01)
                                                      -------        -------        -------        ------         -------
    Less distributions
      From net realized gain......................         --           2.07           1.76            --             .27
                                                      -------        -------        -------        ------         -------
       Total distributions........................         --           2.07           1.76            --             .27
                                                      -------        -------        -------        ------         -------
   Net asset value, end of period.................    $ 27.26        $ 26.33        $ 24.12        $18.38         $ 17.93
                                                      =======        =======        =======        ======         =======
   Total return(%)................................       3.53          17.65          41.03          2.51            (.05)
   RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (in thousands).......    $47,789        $35,321        $13,985        $5,015         $ 1,216
   Ratio of expenses to average net assets
    With expense reimbursement(%).................         --             --             --          2.95            2.68
    Without expense reimbursement(%)..............       2.43           2.52           2.70          2.97            3.08
   Ratio of net investment loss to average net
    assets(%).....................................      (2.13)         (2.07)         (2.14)        (2.47)(d)       (2.05)(d)
   Portfolio turnover rate(%).....................         65             68             86            67              41
   Average commission rate........................    $ .0710        $ .0601            N/A           N/A             N/A

                                                           CLASS C
                                                    ----------------------
                                                     1997          1996(C)
               SELECTED PER SHARE DATA              -------        -------
   Net asset value, beginning of period...........  $26.29         $29.69
                                                    ------         ------
    Income (loss) from investment operations
      Net investment loss.........................    (.34)(f)       (.14)
      Net realized and unrealized gain on
       investment transactions....................    1.28(f)       (1.19)
                                                    ------         ------
       Total from investment operations...........     .94          (1.33)
                                                    ------         ------
    Less distributions
      From net realized gain......................      --           2.07
                                                    ------         ------
       Total distributions........................      --           2.07
                                                    ------         ------
   Net asset value, end of period.................  $27.23         $26.29
                                                    ======         ======
   Total return(%)................................    3.58          (4.48)
   RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (in thousands).......  $9,484         $4,018
   Ratio of expenses to average net assets
    With expense reimbursement(%).................      --             --
    Without expense reimbursement(%)..............    2.39           2.52
   Ratio of net investment loss to average net
    assets(%).....................................   (2.09)         (2.07)
   Portfolio turnover rate(%).....................      65             68
   Average commission rate........................  $.0710         $.0601



---------------



(a)    From March 3, 1993 (commencement of operations) to December
       31, 1993.
(b)    From October 23, 1993 (commencement of operations) to
       December 31, 1993.
(c)    From April 30, 1996 (commencement of operations) to December
       31, 1996.
(d) Net investment loss is net of expenses reimbursed by manager.
(e)    Total return represents aggregate total return since April
       30, 1993 (when the Fund became available for sale to the public) and does not reflect a sales charge.
(f)    Based on average shares outstanding.

INVESTMENT OBJECTIVE AND POLICIES


    Each Fund has its own investment objective and policies, which are described below. Each Fund's investment objective is fundamental and may not be changed without the approval of a majority of the outstanding voting shares of the Fund. Except for a Fund's investment objective and those investment restrictions specifically identified as fundamental, all investment policies and practices described in this Prospectus and in the SAI are non-fundamental, and may be changed by the Board of Trustees of the Trust ("Trustees") without shareholder approval. There can be no assurance that a Fund's objective will be met. The different types of securities and investment techniques used by the Funds involve varying degrees of risk. For information about the particular risks associated with each type of investment, see "Risk Factors and Investment Techniques," below, and the SAI.

    Whenever an investment objective, policy or restriction of a Fund described in this Prospectus or in the SAI states a maximum percentage of assets that may be invested in a security or other asset, or describes a policy regarding quality standards, that percentage limitation or standard will, unless otherwise indicated, apply to the Fund only at the time a transaction takes place. Thus, for example, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in the percentage that results from circumstances not involving any affirmative action by the Fund will not be considered a violation.


    IVY BOND FUND: Ivy Bond Fund seeks a high level of current income by investing primarily in (i) investment grade corporate bonds (those rated Aaa, Aa, A or Baa by Moody's Investors Service, Inc. ("Moody's") or AAA, AA, A or BBB by Standard & Poor's Corporation ("S&P"), or, if unrated, are considered by IMI to be of comparable quality) and (ii) U.S. Government securities (including mortgage-backed securities issued by U.S. Government agencies or instrumentalities) that mature in more than 13 months. As a fundamental policy, the Fund normally invests at least 65% of its total assets in these fixed income securities. For temporary defensive purposes, the Fund may invest without limit in U.S. Government securities maturing in 13 months or less, certificates of deposit, bankers' acceptances, commercial paper and repurchase agreements. The Fund may also invest up to 35% of its total assets in such money market securities in order to meet redemptions or to maximize income to the Fund while it is arranging longer-term investments.



    The Fund may invest up to 35% of its net assets in corporate debt securities, including zero coupon bonds (subject to the restrictions set forth below), rated Ba or below by Moody's or BB or below by S&P, or, if unrated, are considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). The Fund will not invest in debt securities rated less than C by either Moody's or S&P. During the twelve months ended December 31, 1997, based upon the dollar-weighted average ratings of the Fund's portfolio holdings at the end of each month during that period, the Fund had the following percentages of its total assets invested in debt securities rated in the categories indicated (all ratings are by either Moody's or S&P, whichever rating is higher): 4.5% in securities rated Aaa/AAA; 0% in securities rated Aa/AA; 7.8% in securities rated A/A; 50.0% in securities rated Baa/BBB; 14.4% in securities rated Ba/BB; 15.9% in securities rated B/B; and 1.3% in securities rated Caa/CCC or below. The asset composition of the Fund subsequent to the period indicated may or may not approximate these figures. See Appendix A in the SAI for a description of Moody's and S&P's corporate bond ratings.



    The Fund may invest up to 5% of its net assets in dividend-paying common and preferred stocks (including adjustable rate preferred stocks and securities convertible into common stocks), municipal bonds, zero coupon bonds, and securities sold on a "when-issued" or firm commitment basis. As a temporary measure for extraordinary or emergency purposes, the Fund may borrow from banks up to 10% of the value of its total assets.



    The Fund may invest up to 20% of its net assets in debt securities of foreign issuers, including non-U.S. dollar-denominated debt securities, American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs"), American Depository Shares ("ADSs") and Global Depository Shares ("GDSs"), Eurodollar securities and debt securities issued, assumed or guaranteed by foreign governments or political subdivisions or instrumentalities thereof. The Fund may also enter into forward foreign currency contracts, but not for speculative purposes. The Fund may not invest more than 15% of the value of its net assets in illiquid securities.


    The Fund may purchase put and call options, provided the premium paid for such options does not exceed 10% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 50% of the value of its net assets, and may write covered call options so long as not more than 20% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in interest rate futures contracts, currency futures contracts and options on interest rate futures and currency futures contracts.


    IVY GROWTH FUND, IVY GROWTH WITH INCOME FUND, AND IVY US EMERGING GROWTH
FUND: Each Fund's principal investment objective is long-term capital growth primarily through investment in equity securities, with current income being a secondary consideration. Ivy Growth with Income Fund has tended to emphasize dividend-paying stocks more than the other two Funds. Under normal conditions, each Fund invests at least 65% of its total assets in common stocks and securities convertible into common stocks. Ivy Growth Fund and Ivy Growth with Income Fund invest primarily in common stocks of domestic corporations with low price-earnings ratios and rising earnings, focusing on established, financially secure firms with capitalizations over $100 million and more than three years of operating history. Ivy US Emerging Growth Fund invests primarily in common stocks (or securities with similar characteristics) of small- and medium-sized companies, both domestic and foreign, that are in the early stages of their life cycles and that IMI believes have the potential to become major enterprises.



    All of the Funds may invest up to 25% of their net assets in foreign equity securities, primarily those traded in European, Pacific Basin and Latin American markets, some of which may be emerging markets involving special risks, as described below. Individual foreign securities are selected based on value indicators, such as a low price-earnings ratio, and are reviewed for fundamental financial strength.



    When circumstances warrant, each Fund may invest without limit in investment grade debt securities (e.g., U.S. Government securities or other corporate debt securities rated at least Baa by Moody's or BBB by S&P, or, if unrated, are considered by IMI to be of comparable quality), preferred stocks, or cash or cash equivalents such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements.



    Ivy Growth with Income Fund may invest less than 35% of its net assets in debt securities rated Ba or below by Moody's or BB or below by S&P, or if unrated, are considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). Ivy Growth Fund may invest up to 5% of its net assets in these low-rated debt securities. Neither Fund will invest in debt securities rated less than C by either Moody's or S&P. (As of December 31, 1997, neither Fund invested in low-rated debt securities).

    As a fundamental policy, each Fund may borrow up to 10% of the value of its total assets, but only for temporary purposes when it would be advantageous to do so from an investment standpoint. All of the Funds may invest up to 5% of their net assets in warrants. Each Fund may not invest more than 15% of its net assets in illiquid securities. All of the Funds may enter into forward foreign currency contracts. Ivy Growth Fund and Ivy Growth with Income Fund may also invest in equity real estate investment trusts.


    Each of the Funds may write put options, with respect to not more than 10% of the value of its net assets, on securities and stock indices, and may write covered call options with respect to not more than 25% of the value of its net assets. Each Fund may purchase options, provided the aggregate premium paid for all options held does not exceed 5% of its net assets. For hedging purposes only, each Fund may enter into stock index futures contracts as a means of regulating its exposure to equity markets. A Fund's equivalent exposure in stock index futures contracts will not exceed 15% of its total assets.


RISK FACTORS AND INVESTMENT TECHNIQUES


    BANK OBLIGATIONS: The bank obligations in which the Funds may invest include certificates of deposit, bankers' acceptances and other short-term debt obligations. Investments in certificates of deposit and bankers' acceptances are limited to obligations of (i) banks having total assets in excess of $1 billion, and (ii) other banks if the principal amount of the obligation is fully insured by the Federal Deposit Insurance Corporation ("FDIC"). Investments in certificates of deposit of savings associations are limited to obligations of Federal or state-chartered institutions whose total assets exceed $1 billion and whose deposits are insured by the FDIC.

    BORROWING: Borrowing may exaggerate the effect on a Fund's net asset value of any increase or decrease in the value of the Fund's portfolio securities. Money borrowed will be subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances).

    COMMERCIAL PAPER: Commercial paper represents short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations, and finance companies. Each Fund's investments in commercial paper are limited to obligations rated Prime-1 by Moody's or A-1 by S&P, or if not rated, issued by companies having an outstanding debt issue currently rated Aaa or Aa by Moody's or AAA or AA by S&P.

    CONVERTIBLE SECURITIES: The convertible securities in which the Funds may invest include corporate bonds, notes, debentures and other securities convertible into common stocks. Because convertible securities can be converted into equity securities, their value will normally vary in some proportion with those of the underlying equity security. Convertible securities usually provide a higher yield than the underlying equity, so the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security.

    DEBT SECURITIES, IN GENERAL: Investment in debt securities, including municipal securities, involves both interest rate and credit risk. Generally, the value of debt instruments rises and falls inversely with fluctuations in interest rates. As interest rates decline, the value of debt securities generally increases. Conversely, rising interest rates tend to cause the value of debt securities to decrease. Bonds with longer maturities generally are more volatile than bonds with shorter maturities. The market value of debt securities also varies according to the relative financial condition of the issuer. In general, lower-quality bonds offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument.

    U.S. GOVERNMENT SECURITIES: U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Such securities include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes, and bonds) and (2) Federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates, which are mortgage-backed securities). When such securities are held to maturity, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest possible credit quality. U.S. Government securities that are not held to maturity are subject to variations in market value caused by fluctuations in interest rates.


    Mortgage-backed securities are securities representing part ownership of a pool of mortgage loans. Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the loans typically will be substantially less because the mortgages will be subject to principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the security. Conversely, rising interest rates tend to decrease the rate of prepayment, thereby lengthening the security's actual average life (and increasing the security's price volatility.) Since it is not possible to predict accurately the average life of a particular pool, and because prepayments are reinvested at current rates, mortgage-backed securities may involve significantly greater price and yield volatility than traditional debt securities.



    INVESTMENT GRADE DEBT SECURITIES: Bonds rated Aaa by Moody's and AAA by S&P are judged to be of the best quality (i.e., capacity to pay interest and repay principal is extremely strong). Bonds rated Aa/AA are considered to be of high quality (i.e., capacity to pay interest and repay principal is very strong and differs from the highest rated issues only to a small degree). Bonds rated A are viewed as having many favorable investment attributes, but elements may be present that suggest a susceptibility to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Bonds rated Baa/BBB (considered "medium grade" obligations) generally have an adequate capacity to pay interest and repay principal, but lack outstanding investment characteristics and have some speculative characteristics.



    LOW-RATED DEBT SECURITIES: Securities rated lower than Baa by Moody's or BBB by S&P, and comparable unrated securities (commonly referred to as "high yield" or "junk" bonds), are considered to have predominately speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. Investors in those Funds that invest in these securities should be aware of and willing to accept the special risks associated with these securities.


    While high yield debt securities are likely to have some quality and protective characteristics, these qualities are largely outweighed by the risk of exposure to adverse conditions and other uncertainties. Accordingly, investments in such securities, while generally providing for greater income and potential opportunity for gain than investments in higher-rated securities, also entail greater risk (including the possibility of default or bankruptcy of the issuer of such securities) and generally involve greater price volatility than securities in higher rating categories. IMI seeks to reduce risk through diversification (including investments in foreign securities), credit analysis and attention to current developments and trends in both the economy and financial markets. Should the rating of a portfolio security be downgraded, IMI will determine whether it is in the affected Fund's best interest to retain or dispose of the security (unless the security is downgraded below the rating of C, in which case IMI most likely would dispose of the security based on then existing market conditions). For additional information regarding the risks associated with investing in high yield bonds, see the SAI (in particular, Appendix A, which contains a more complete description of the ratings assigned by Moody's and S&P).


    FOREIGN CURRENCY EXCHANGE TRANSACTIONS: A Fund usually effects its currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market. However, some price spread on currency exchange (e.g., to cover service charges) is usually incurred when a Fund converts assets from one currency to another. A Fund may also be affected unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations or by political or economic developments in the U.S. or abroad. For example, significant uncertainty surrounds the proposed introduction of the euro (a common currency for the European Union) in January 1999 and its effect on the value of securities denominated in local European currencies. These and other currencies in which the Funds' assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.


    FOREIGN SECURITIES: The foreign securities in which the Funds invest may include non-U.S. dollar-denominated securities, Eurodollar securities, sponsored or unsponsored ADRs, GDRs, ADSs and GDSs, and debt securities issued, assumed or guaranteed by foreign governments (or political subdivisions or instrumentalities thereof). Investors should consider carefully the special risks that arise in connection with investing in securities issued by companies and governments of foreign nations, which are in addition to those risks that are generally associated with the Funds' investments.


    In many foreign countries there is less regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. For example, foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and foreign securities transactions may be subject to higher brokerage costs. There also tends to be less publicly available information about issuers in foreign countries, and foreign securities markets of many of the countries in which the Funds may invest may be smaller, less liquid and subject to greater price volatility than those in the United States. Securities issued in emerging market countries, including the developing countries of Latin America and Eastern Europe, may be even less liquid and more volatile than securities of issuers operating in more developed economies (e.g., countries in other parts of Europe). Generally, price fluctuations in the Funds' foreign security holdings are likely to be high relative to those of securities issued in the United States.



    Other risks include the possibility of expropriation, nationalization or confiscatory taxation, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), difficulties in pricing, default in foreign government securities, high rates of inflation, difficulties in enforcing foreign judgments, political or social instability, or other developments that could adversely affect the Funds' foreign investments. In addition, investing in foreign securities usually involves the use of foreign currencies. For a description of the risks associated with such currencies, see the SAI.


    The risks of investing in foreign securities (described above) are likely to be intensified in the case of investments in issuers domiciled or doing substantial business in countries with emerging or developing economies ("emerging markets"). For example, countries with emerging markets may have relatively unstable governments and therefore be susceptible to sudden adverse government action (such as nationalization of businesses, restrictions on foreign ownership or prohibitions against repatriation of assets). Security prices in emerging markets can also be significantly more volatile than in the more developed nations of the world, and communications between the U.S. and emerging market countries may be unreliable, increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Delayed settlements could cause a Fund to miss attractive investment opportunities or impair its ability to dispose of portfolio securities, resulting in a loss if the value of the securities subsequently declines. In addition, many emerging markets have experienced and continue to experience especially high rates of inflation. In certain countries, inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries.

    In recent years, many emerging market countries around the world have undergone political changes that have reduced government's role in economic and personal affairs and have stimulated investment and growth. In order for these emerging economies to continue to expand and develop industry, infrastructure and currency reserves, continued influx of capital is essential. Historically, there is a strong direct correlation between economic growth and stock market returns. While this is no guarantee of future performance, IMI believes that investment opportunities (particularly in the energy, environmental services, natural resources, basic materials, power, telecommunications and transportation industries) may result within the evolving economies of emerging market countries from which the Funds and their shareholders will benefit. IMI believes that similar investment opportunities will be created for companies involved in providing consumer goods and services (e.g., food, beverages, autos, housing, tourism and leisure and merchandising).

    FORWARD FOREIGN CURRENCY CONTRACTS: A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date at a predetermined price. Although these contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, they also tend to limit any potential gain that might result should the value of the currencies increase. In addition, there may be an imperfect correlation between a Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss.

    OPTIONS AND FUTURES TRANSACTIONS: The Funds may use various techniques to increase or decrease their exposure to changing security prices, interest rates, currency exchange rates, commodity prices, or other factors that affect the value of the Funds' securities. These techniques may involve derivative transactions such as purchasing put and call options, selling put and call options, and engaging in transactions in foreign currency futures, stock index futures and related options.


    Each Fund may invest in options on securities in accordance with its stated investment objective and policies. A put option is a short-term contract that gives the purchaser of the option the right, in return for a premium, to sell the underlying security or currency to the seller of the option at a specified price during the term of the option. A call option is a short-term contract that gives the purchaser the right, in return for a premium, to buy the underlying security or currency from the seller of the option at a specified price during the term of the option. An option on a stock index gives the purchaser the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option.


    Each Fund may also enter into futures transactions in accordance with its stated investment objective and policies. An interest rate futures contract is an agreement between two parties to buy or sell a specified debt security at a set price on a future date. A foreign currency futures contract is an agreement to buy or sell a specified amount of a foreign currency for a set price on a future date. A stock index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period.

    Investors should be aware that the risks associated with the use of options and futures are considerable. Options and futures transactions generally involve a small investment of cash relative to the magnitude of the risk assumed, and therefore could result in a significant loss to a Fund if IMI judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments. A Fund may also experience a significant loss if it is unable to close a particular position due to the lack of a liquid secondary market. For further information regarding the use of options and futures transactions and any associated risks, see the SAI.

    REAL ESTATE INVESTMENT TRUSTS: A real estate investment trust ("REIT") is a corporation, trust or association that invests in real estate mortgages or equities for the benefit of its investors. REITs are dependent upon management skill, may not be diversified and are subject to the risks of financing projects. Equity REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and to maintain exemption under the Investment Company Act of 1940, as amended (the "1940 Act"). By investing in REITs indirectly through a Fund, a shareholder will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

    REPURCHASE AGREEMENTS: Repurchase agreements are agreements under which a Fund buys a money market instrument and obtains a simultaneous commitment from the seller to repurchase the instrument at a specified time and agreed-upon yield. Each Fund may enter into repurchase agreements with banks or broker-dealers deemed to be creditworthy by IMI under guidelines approved by the Board of Trustees. A Fund could experience a delay in obtaining direct ownership of the underlying collateral, and might incur a loss if the value of the security should decline.


    ILLIQUID SECURITIES: An "illiquid security" is an asset that may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security on its books. Illiquid securities may include securities that are subject to restrictions on resale ("restricted securities") because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"). Illiquid securities often offer the potential for higher returns than more readily marketable securities, but carry the risk that the Fund may not be able to dispose of them at an advantageous time or price. The Fund may have to bear the expense of registering restricted securities for resale, and the risk of substantial delays in effecting such registrations. In addition, issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would apply if their securities were publicly traded.


    SMALL COMPANIES: Investing in smaller company stocks involves certain special considerations and risks that are not usually associated with investing in larger, more established companies. For example, the securities of small or new companies may be subject to more abrupt or erratic market movements because they tend to be thinly traded and are subject to a greater degree to changes in the issuer's earnings and prospects. Small companies also tend to have limited product lines, markets or financial resources. Transaction costs associated with trading in smaller company stocks may be higher than those of larger companies.


ORGANIZATION AND MANAGEMENT OF THE FUNDS



    Each Fund is organized as a separate, diversified portfolio of the Trust, an open-end management investment company organized as a Massachusetts business trust on December 21, 1983. The business and affairs of each Fund are managed under the direction of the Trustees. Information about the Trustees, as well as the Trust's executive officers, may be found in the SAI. The Trust has an unlimited number of authorized shares of beneficial interest, and currently has 18 separate portfolios. Each Fund offers Class A, Class B, Class C and Advisor Class (which is described in a separate prospectus). Ivy Bond Fund also offers Class I shares. Shares of each Fund entitle their holders to one vote per share (with proportionate voting for fractional shares). The shares of each class represent an interest in the same portfolio of Fund investments. Each class of shares, except for the Advisor Class and Class I, has a different Rule 12b-1 distribution plan and bears different distribution fees. Class I shares are subject to lower administrative service and transfer agency fees than the Fund's Class A, Class B, Class C and Advisor Class shares. Each class of shares also has its own sales charge and expense structure that may affect its performance relative to a Fund's other classes of shares. Shares of each class have equal rights as to voting, redemption, dividends and liquidation but have exclusive voting rights with respect to their Rule 12b-1 distribution plans.



    The Trust employs IMI to provide business management and investment advisory services, Mackenzie Investment Management Inc. ("MIMI") to provide administrative and accounting services, Ivy Mackenzie Distributors, Inc. ("IMDI") to distribute the Funds' shares and Ivy Mackenzie Services Corp. ("IMSC") to provide transfer agent and shareholder-related services for the Funds. IMI, IMDI and IMSC are wholly-owned subsidiaries of MIMI. IMI has been an investment advisor since 1992. As of March 31, 1998, IMI and MIMI had approximately $3.9 billion and $1.3 billion, respectively, in assets under management. MIMI is a subsidiary of Mackenzie Financial Corporation ("MFC"), which has been an investment counsel and mutual fund manager in Toronto, Ontario, Canada for more than 31 years.



INVESTMENT MANAGER



    For IMI's business management services and investment advisory services, each Fund pays a fee based on its average net assets at the percentage rates set forth below.



    Ivy Bond Fund pays a fee that is equal, on an annual basis to .75% of the first $100 million in average net assets, reduced to .50% of average net assets in excess of $100 million. For the year ended December 31, 1997, Ivy Bond Fund paid IMI an investment management fee at an effective rate of .72% of the Fund's average net assets.



    Ivy US Emerging Growth Fund pays a fee that is equal, on an annual basis, to .85% of its average net assets. IMI voluntarily limits Ivy US Emerging Growth
Fund's total operating expenses (excluding Rule 12b-1 fees, interest, taxes, brokerage commissions, litigation, indemnification, and extraordinary expenses) to 1.95% of the Fund's average net assets. Fund expenses, for the year ended December 31, 1997 were below this limit. This voluntary expense limitation may be terminated or revised at any time.



    Ivy Growth Fund pays a fee that is equal, on an annual basis, to .85% of its average net assets. Ivy Growth with Income Fund pays a fee that is equal, on an annual basis, to .75% of its average net assets.

    IMI pays all expenses that it incurs in rendering management services to the Funds. Each Fund bears its own operational costs. General expenses of the Trust that are not readily identifiable as belonging to a particular Fund (or a particular class thereof) are allocated among and charged to each Fund based on its relative net asset size. Expenses that are attributable to a particular Fund (or class thereof) will be borne by that Fund (or class) directly. The investment management fees paid by the Funds are higher than those charged by many funds that invest primarily in U.S. securities, but not necessarily higher than the fees charged to funds with investment objectives similar to those of the Funds.


    PORTFOLIO MANAGEMENT: The following individuals have responsibilities for management of the Funds:


    - James W. Broadfoot is President and Chief Investment Officer of IMI and Vice President of the Trust, and has been a portfolio manager for Ivy US Emerging Growth Fund since the Fund's inception in 1993, Ivy Growth Fund since 1994 and Ivy Growth with Income Fund since 1997. Prior to joining the organization in 1990, Mr. Broadfoot was the principal in an investment counsel firm specializing in emerging growth companies. Mr. Broadfoot has 25 years of professional investment experience, and is a Chartered Financial Analyst. He has an MBA from The Wharton School of the University of Pennsylvania.



    - Frank DuMond is a portfolio manager for Ivy Growth Fund and Ivy Growth with Income Fund. Mr. DuMond has served as portfolio manager since 1997, and prior to that served as a research analyst from 1994 through 1996. Mr. DuMond joined the organization in 1994 and has four years of professional investment experience. He is a Chartered Financial Analyst and holds a Bachelor of Science degree from the Massachusetts Institute of Technology.



    - Barbara Trebbi is a Senior Vice President of IMI, and has been a portfolio manager for Ivy Growth Fund since 1993. Ms. Trebbi joined the organization in 1988 and has 10 years of professional investment experience. She is a Chartered Financial Analyst and holds a Graduate Diploma from the London School of Economics.



    - The Ivy Bond Fund is managed using a team approach. Michael Borowsky has been a member of the team since 1994. During this period he has been responsible for the selection of high yield bonds and emerging market debt. Prior to joining Ivy Mackenzie, Mr. Borowsky was a fixed income specialist at Lehwald, Orosey and Pepe. He holds a Bachelor of Science degree in finance and economics from Drexel University.



    Brian Barrett joined the Ivy Bond Fund team in 1997 after having worked with the team on a number of global analysis projects. He has broad fixed income quantative experience. This includes working with Mellon Bond Associates as Vice President and Director of Research in 1987-1988. In this capacity he was a member of the Mellon Bank Trust Investment Committee which oversaw $190 billion of trust and custodial funds. Concurrent with his tenure at Ivy, Dr. Barrett is an Associate Professor of Finance at the University of Miami (Florida). Dr. Barrett is a Chartered Financial Analyst and holds a Ph.D in finance from the Georgia Institute of Technology.



    Michael G. Landry, Chairman and Director of Ivy Management, Inc., was president of the Fund from 1987 to 1996. From 1997 to present, Mr. Landry is Chairman of Ivy Bond Fund and is responsible for establishing the overall investment strategy of the Fund. Prior to joining the firm, Mr. Landry was a Senior Vice President and portfolio manager with Templeton International. He has more than 25 years of professional investment experience. Mr. Landry has a degree in economics from Carleton University.



FUND ADMINISTRATION AND ACCOUNTING



    MIMI provides various administrative services for the Funds, such as maintaining the registration of Fund shares under state "Blue Sky" laws, and assisting with the preparation of Federal and state income tax returns, financial statements and periodic reports to shareholders. MIMI also assists the Trust's legal counsel with the filing of registration statements, proxies and other required filings under Federal and state law. Under this arrangement, the average net assets attributable to each Fund's Class A, Class B and Class C shares are subject to a fee accrued daily and paid monthly at the annual rate of 0.10%. The net assets attributable to Class I shares are subject to a fee at the annual rate of 0.01%.


    MIMI also provides certain accounting and pricing services for the Funds (see "Fund Accounting Services" in the SAI for more information).


TRANSFER AGENT


    IMSC is the transfer and dividend-paying agent for the Funds, and also provides certain shareholder-related services. Certain broker-dealers that maintain shareholder accounts with the Funds through an omnibus account provide transfer agent and other shareholder-related services that would otherwise be provided by IMSC if the individual accounts that comprise the omnibus account were opened by their beneficial owners directly (see "Investment Advisory and Other Services" in the SAI).


ALTERNATIVE PURCHASE ARRANGEMENTS



    CLASS A SHARES: Class A shares are subject to an initial sales charge unless the amount you purchase is $500,000 or more (see "Contingent Deferred Sales Charge -- Class A Shares"). Certain purchases qualify for a reduced initial sales charge (see "Qualifying for a Reduced Sales Charge"). Class A shares are subject to ongoing service fees at an annual rate of 0.25% of a Fund's average net assets attributable to its Class A shares (excluding Class A shares of Ivy Growth Fund and Ivy Growth with Income Fund held in accounts opened prior to January 1, 1992). If you do not specify on your Account Application which class of shares you are purchasing, it will be assumed that you are investing in Class A shares.



    CLASS B AND CLASS C SHARES: Class B and Class C shares are not subject to an initial sales charge, but are subject to a CDSC if redeemed within six years of purchase, in the case of Class B shares, or within one year of purchase, in the case of Class C shares. Both classes of shares are subject to ongoing service and distribution fees at a combined annual rate of up to 1.00% of a Fund's average net assets attributable to its Class B or Class C shares. The ongoing distribution fee will cause these shares to have a higher expense ratio than that of Class A and Class I shares.


    CLASS I SHARES: Class I shares are offered by Ivy Bond Fund only to institutions and certain individuals, and are not subject to an initial sales charge or a CDSC, nor to ongoing service or distribution fees. Class I shares also bear lower administrative services fees and transfer agency fees than Class A, Class B and Class C shares.

    FACTORS TO CONSIDER IN CHOOSING AN ALTERNATIVE: The multi-class structure of the Funds allows you to choose the most beneficial way to buy shares given the size of your purchase and the length of time you expect to hold your shares. You should consider whether, during the anticipated life of your Fund investment, the accumulated service and distribution fees on Class B and Class C shares would be less than the initial sales charge and accumulated service fees on Class A shares purchased at the same time, and to what extent this differential would be offset by the Class A shares' potentially higher yield. Also, sales personnel may receive different compensation depending on which class of shares they are selling. The tables under the caption "Annual Fund Operating Expenses" at the beginning of this Prospectus contain additional information that is designed to assist you in making this determination.


DIVIDENDS AND TAXES



    Distributions you receive from a Fund are reinvested in additional shares of the same class of a Fund unless you elect to receive them in cash. Dividends ordinarily will vary from one class to another.



    Ivy Growth with Income Fund intends normally to declare a daily dividend, and pay accumulated dividends quarterly. If a shareholder of the Fund redeems all of his/her shares at any time prior to payment of a distribution, all declarations accrued to the date of redemption are paid in addition to the redemption proceeds. Ivy US Emerging Growth Fund and Ivy Growth Fund will distribute net investment income and net realized capital gains, if any, at least once a year. In order to provide steady cash flow to shareholders, Ivy Bond Fund intends to declare and pay dividends monthly. The Fund will distribute net realized capital gains, if any, at least once a year. A Fund may make an additional distribution of net investment income and net realized capital gains to comply with the calendar year distribution requirement under the excise tax provisions of Section 4982 of the Code.


    TAXATION: The following discussion is intended for general information only. You should consult with your tax adviser as to the tax consequences of an investment in a particular Fund, including the status of distributions from the Fund under applicable state or local law.

    Each Fund intends to qualify annually as a regulated investment company under the Code. To qualify, each Fund must meet certain income, distribution and diversification requirements. In any year in which a Fund qualifies as a regulated investment company and timely distributes all of its taxable income, the Fund generally will not pay any Federal income or excise tax.


    Dividends paid out of a Fund's investment company taxable income (including dividends, interest and net short-term capital gains) will be taxable to a shareholder as ordinary income. If a portion of a Fund's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the corporate dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, are taxable to individual shareholders at a maximum 20% or 28% capital gains rate, regardless of how long the shareholder has held the Fund's shares. Dividends are taxable to shareholders in the same manner whether received in cash or reinvested in additional Fund shares.


    A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

    Investments in securities that are issued at a discount will result each year in income to a Fund equal to a portion of the excess of the face value of the securities over their issue price, even though the Fund receives no cash interest payments from the securities.

    Income and gains received by a Fund from sources within foreign countries may be subject to foreign withholding and other taxes. Unless a Fund is eligible to and elects to "pass through" to its shareholders the amount of foreign income and similar taxes paid by the Fund, these taxes will reduce the Fund's investment company taxable income, and distributions of investment company taxable income received from the Fund will be treated as U.S. source income.


    Any gain or loss realized by a shareholder upon the sale or other disposition of shares of a Fund, or upon receipt of a distribution in complete liquidation of the Fund, generally will be a capital gain or loss which may be eligible for reduced Federal tax rates, generally depending upon the shareholder's holding period for the shares.



    A Fund may be required to withhold U.S. Federal income tax at the rate of 31% of all distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service ("IRS") that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. Federal income tax liability.


    Fund distributions may be subject to state, local and foreign taxes. Distributions of a Fund which are derived from interest on obligations of the U.S. Government and certain of its agencies, authorities and instrumentalities may be exempt from state and local taxes in certain states. Further information relating to tax consequences is contained in the SAI.


PERFORMANCE DATA


    Performance information (e.g., "total return" and "yield") is computed separately for each class of Fund shares in accordance with formulas prescribed by the SEC. Performance information for each class may be compared in reports and promotional literature to indices such as the Standard and Poor's 500 Stock Index, Dow Jones Industrial Average, and Morgan Stanley Capital International World Index. Advertisements, sales literature and communications to shareholders may also contain statements of a Fund's current yield, various expressions of total return and current distribution rate. Performance figures will vary in part because of the different expense structures of the Funds' different classes. ALL PERFORMANCE INFORMATION IS HISTORICAL AND IS NOT INTENDED TO SUGGEST FUTURE RESULTS.

    "Total return" is the change in value of an investment in a Fund for a specified period, and assumes the reinvestment of all distributions and imposition of the maximum applicable sales charge. "Average annual total return" represents the average annual compound rate of return of an investment in a particular class of Fund shares assuming the investment is held for one year, five years and ten years as of the end of the most recent calendar quarter. Where a Fund provides total return quotations for other periods, or based on investments at various sales charge levels or at net asset value, "total return" is based on the total of all income and capital gains paid to (and reinvested by) shareholders, plus (or minus) the change in the value of the original investment expressed as a percentage of the purchase price.

    "Current yield" reflects the income per share earned by a Fund's portfolio investments, and is calculated by dividing the Fund's net investment income per share during a recent 30-day period by the maximum public offering price on the last day of that period and then annualizing the result. Dividends or distributions that were paid to a Fund's shareholders are reflected in the "current distribution rate," which is computed by dividing the total amount of dividends per share paid by a Fund during the preceding 12 months by the Fund's current maximum offering price (which includes any applicable sales charge). The "current distribution rate" will differ from the "current yield" computation because it may include distributions to shareholders from sources other than dividends and interest, short term capital gain and net equalization credits and will be calculated over a different period of time.


HOW TO BUY SHARES


    OPENING AN ACCOUNT: Complete and sign the Account Application on the last page of this Prospectus. Make your check payable to the Fund in which you are investing. No third party checks will be accepted. Deliver these items to your registered representative or selling broker, or send them to one of the addresses below:

    Regular Mail:

                          IVY MACKENZIE SERVICES CORP.
                                 P.O. BOX 3022
                           BOCA RATON, FL 33431-0922

    Courier:

                          IVY MACKENZIE SERVICES CORP.
                      700 SOUTH FEDERAL HIGHWAY, SUITE 300
                              BOCA RATON, FL 33432


    The Funds reserve the right to reject any purchase order.


    MINIMUM INVESTMENT POLICIES: The minimum initial investment is $1,000; the minimum additional investment is $100. Initial or additional amounts for retirement accounts may be less (see "Retirement Plans").


    Accounts in Class I of Ivy Bond Fund can be opened with a minimum initial investment of $250,000; the minimum additional investment is $10,000. The minimum initial investment in Class I of Ivy Bond Fund may be spread over the thirteen-month period following the opening of the account.


    BUYING ADDITIONAL SHARES: You may add to your account at any time through any of the following options:

    By Mail: Complete the investment slip attached to your statement, or write instructions including the account registration, fund number, and account number of the shares you wish to purchase. Send your check (payable to the Fund in which you are investing) and investment slip or written instructions to one of the addresses above.


    Through your Broker: Deliver to your registered representative or selling broker the investment slip attached to your statement, or written instructions, along with your payment.


    By Wire: Purchases may also be made by wiring money from your bank account to your Ivy account. Your bank may charge a fee for wiring funds. Before wiring any funds, please call IMSC at 1-800-777-6472. Wiring instructions are as follows:

                      FIRST UNION NATIONAL BANK OF FLORIDA
                                JACKSONVILLE, FL
                                 ABA#063000021
                             ACCOUNT #2090002063833
                             FOR FURTHER CREDIT TO:
                         YOUR IVY ACCOUNT REGISTRATION
                      YOUR FUND NUMBER AND ACCOUNT NUMBER
    By Automatic Investment Method: Complete Sections 6A and 7B on the Account Application (See "Automatic Investment Method" on page 21 for more information).


HOW YOUR PURCHASE PRICE IS DETERMINED



    Your purchase price for Class A shares of a Fund is the net asset value ("NAV") per share plus a sales charge, which may be reduced or eliminated in certain circumstances. The purchase price per share is known as the public offering price. Your purchase price for Class B and Class C shares (and Class I shares in the case of Ivy Bond Fund) is the net asset value per share.


    Share purchases will be made at the next determined price after your purchase order is received. The price is effective for orders received by IMSC or by your registered securities dealer prior to the time of the determination of the NAV. Any orders received after the time of the determination of the NAV will be entered at the next calculated price.

    Orders placed with a securities dealer before the NAV is determined and that are transmitted through the facilities of the National Securities Clearing Corporation on the same day are confirmed at that day's price. Any loss resulting from the dealer's failure to submit an order by the deadline will be borne by that dealer.

    You will receive an account statement after any purchase, exchange or full liquidation. Statements related to reinvestment of dividends, capital gains, automatic investment plans (see the SAI for further explanation) and/or systematic withdrawal plans will be sent quarterly.


HOW EACH FUND VALUES ITS SHARES



    The NAV per share is the value of one share. The NAV is determined for each Class of shares as of the close of the New York Stock Exchange (the "Exchange") on each day the Exchange is open by dividing the value of a Fund's net assets attributable to a class by the number of shares of that class that are outstanding, adjusted to the nearest cent. These procedures are described more completely in the SAI.



    The Trustees have established procedures to value a Fund's securities in order to determine the NAV. Securities and other assets for which market prices are not readily available are valued at fair value, as determined by IMI and approved by the Trustees. Money market instruments of a Fund are valued at amortized cost.



    Trading in securities on European and Far Eastern securities exchanges is normally completed before the close of regular trading on the Exchange. Trading on these foreign exchanges may not take place on all days on which there is regular trading on the Exchange, or may take place on days on which there is no regular trading on the Exchange. If events materially affecting the value of the Fund's portfolio securities occur between the time when these foreign exchanges close and the time when the Fund's net asset value is calculated, such securities may be valued at fair value as determined by IMI and approved by the Trustees.



INITIAL SALES CHARGE ALTERNATIVE -- CLASS A SHARES


    Shares are purchased at a public offering price equal to their NAV per share plus a sales charge, as set forth below.

                                                       SALES CHARGE
                                             --------------------------------     PORTION OF
                                                  AS A                              PUBLIC
                                             PERCENTAGE OF    AS A PERCENTAGE   OFFERING PRICE
              IVY BOND FUND                      PUBLIC        OF NET AMOUNT     RETAINED BY
             AMOUNT INVESTED                 OFFERING PRICE      INVESTED           DEALER
             ---------------                 --------------   ---------------   --------------
Less than $100,000.......................         4.75%            4.99%             4.00%
$100,000 but less than $250,000..........         3.75%            3.90%             3.00%
$250,000 but less than $500,000..........         2.50%            2.56%             2.00%
$500,000 or over*........................         0.00%            0.00%             0.00%

                                                       SALES CHARGE
                                             --------------------------------     PORTION OF
             IVY GROWTH FUND                      AS A                              PUBLIC
       IVY GROWTH WITH INCOME FUND           PERCENTAGE OF    AS A PERCENTAGE   OFFERING PRICE
       IVY US EMERGING GROWTH FUND               PUBLIC        OF NET AMOUNT     RETAINED BY
             AMOUNT INVESTED                 OFFERING PRICE      INVESTED           DEALER
       ---------------------------           --------------   ---------------   --------------
Less than $50,000........................         5.75%            6.10%             5.00%
$50,000 but less than $100,000...........         5.25%            5.54%             4.50%
$100,000 but less than $250,000..........         4.50%            4.71%             3.75%
$250,000 but less than $500,000..........         3.00%            3.09%             2.50%
$500,000 or over*........................         0.00%            0.00%             0.00%


* A CDSC may apply to the redemption of Class A shares that are purchased without an initial sales charge. See "Contingent Deferred Sales Charge -- Class A Shares."

    Sales charges are not applied to any dividends or capital gains that are reinvested in additional shares of the Fund. An investor may be charged a transaction fee for Class A and Class I shares (in the case of Ivy Bond Fund) purchased or redeemed at NAV through a broker or agent other than IMDI.

    With respect to purchases of $500,000 or more through dealers or agents, IMDI may, at the time of purchase, pay such dealers or agents from its own resources a commission to compensate such dealers or agents for their distribution assistance in connection with such purchases. The commission would be computed as set forth below:

                              NAV COMMISSION TABLE

                          PURCHASE AMOUNT                            COMMISSION
                          ---------------                            ----------
First  $3,000,000..................................................     1.00%
Next   $2,000,000..................................................      .50%
Over   $5,000,000..................................................      .25%

    Dealers who receive 90% or more of the sales charge may be deemed to be "underwriters" as that term is defined in the 1933 Act.

    IMDI compensates participating brokers who sell Class A shares through the initial sales charge. IMDI retains that portion of the initial sales charge that is not reallowed to the dealers, which it may use to distribute a Fund's Class A shares. Pursuant to a separate distribution plan for the Funds' Class A, Class B and Class C shares, IMDI bears various promotional and sales related expenses, including the cost of printing and mailing prospectuses to persons other than shareholders. Pursuant to the Funds' Class A distribution plans, IMDI currently pays a continuing service fee to qualified dealers at an annual rate of 0.25% of qualified investments.


    IMDI may from time to time pay a bonus or other incentive to dealers (other than IMDI) which employ a registered representative who sells a minimum dollar amount of the shares of a Fund and/or other funds distributed by IMDI during a specified period of time. This bonus or other incentive may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or without the U.S. or other bonuses such as gift certificates or the cash equivalent of such bonus or incentive.



CONTINGENT DEFERRED SALES CHARGE -- CLASS A SHARES


    Purchases of $500,000 or more of Class A shares will be made at NAV with no initial sales charge, but if the shares are redeemed within 24 months after the end of the calendar month in which the purchase was made (the CDSC period), a CDSC of 1.00% will be imposed.

    The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class A shares redeemed. Accordingly, no CDSC will be imposed on increases in account value above the initial purchase price, including any dividends or capital gains which have been reinvested in additional Class A shares.

    In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first made from any shares in your account not subject to the CDSC. The CDSC is waived in certain circumstances. See the discussion below under the caption "Waiver of Contingent Deferred Sales Charge."

    WAIVER OF CONTINGENT DEFERRED SALES CHARGE: The CDSC is waived for: (i) redemptions in connection with distributions not exceeding 12% annually of the initial account balance (i.e., the value of the shareholder's Class A Fund account at the time of the initial distribution) (ia) following retirement under a tax qualified retirement plan, or (ib) upon attaining age 59 1/2 in the case of an IRA, a custodial account pursuant to section 403(b)(7) of the Code or a Keogh Plan; (ii) redemption resulting from tax-free return of an excess contribution to an IRA; or (iii) any partial or complete redemption following the death or disability (as defined in Section 72(m)(7) of the Code) of a shareholder from an account in which the deceased or disabled is named, provided that the redemption is requested within one year of death or disability. IMDI may require documentation prior to waiver of the CDSC.


    Class A shareholders may exchange their Class A shares subject to a CDSC ("outstanding Class A shares") for Class A shares of another Ivy fund ("new Class A shares") on the basis of the relative NAV per Class A share, without the payment of any CDSC that would be due upon the redemption of the outstanding Class A shares. The original CDSC rate that would have been charged if the outstanding Class A shares were redeemed will carry over to the new Class A shares received in the exchange, and will be charged accordingly at the time of redemption.



QUALIFYING FOR A REDUCED SALES CHARGE



    RIGHTS OF ACCUMULATION (ROA): Rights of Accumulation ("ROA") is calculated by determining the current market value of all Class A shares in all Ivy fund accounts (except Ivy Money Market Fund) owned by you, your spouse, and your children under 21 years of age. ROA is also applicable to accounts under a trustee or other single fiduciary (including retirement accounts qualified under Section 401 of the Code). The current market values of your accounts as described above is added together and then added to your current purchase amount. If the combined total is equal to or greater than a breakpoint amount for the Fund you are purchasing, then you qualify for the reduced sales charge on that purchase. To reduce or eliminate the sales charge, you must complete
Section 4C of the Account Application.


    LETTER OF INTENT (LOI): A Letter of Intent ("LOI") is a non-binding agreement that states your intention to invest in additional Class A shares, within a thirteen month period after the initial purchase, an amount equal to a breakpoint amount for a Fund. The LOI may be backdated up to 90 days. To sign an LOI, please complete Section 4C of the Account Application.

    Should the LOI not be fulfilled within the thirteen month period, your account will be debited for the difference between the full sales charge that applies for the amount actually invested and the reduced sales charge actually paid on purchases placed under the terms of the LOI.

    PURCHASES OF CLASS A SHARES AT NET ASSET VALUE: Investors who held Ivy Fund shares as of December 31, 1991, or who held shares of certain funds that were reorganized into an Ivy fund, may be exempt from sales charges on the purchase of Class A shares of any of the Ivy funds. If you believe you may be eligible for such an exemption, please contact IMSC at 1-800-235-3322 for additional information.



    Class A shares of a Fund may be purchased without an initial sales charge or CDSC by (i) officers and Trustees of the Trust (and their relatives), (ii) officers, directors, employees, retired employees, legal counsel and accountants of IMI, MIMI, and MFC (and their relatives), and (iii) directors, officers, partners, registered representatives, employees and retired employees (and their relatives) of dealers having a sales agreement with IMDI (or trustees or custodians of any qualified retirement plan or IRA established for the benefit of any such person). In addition, certain investment advisors and financial planners who charge a management, consulting or other fee for their services and who place trades for their own accounts or the accounts of their clients may purchase Class A shares of a Fund without an initial sales charge or a CDSC, provided such purchases are placed through a broker or agent who maintains an omnibus account with that Fund. Also, clients of these advisors and planners may make purchases under the same conditions if the purchases are through the master account of such advisor or planner on the books of such broker or agent. This provision applies to assets of retirement and deferred compensation plans and trusts used to fund those plans including, but not limited to, those defined in
Section 401(a), 403(b) or 457 of the Code and "Rabbi Trusts" whose assets are used to purchase shares of a Fund through the aforementioned channels.


    Class A shares of a Fund may be purchased at NAV by retirement plans qualified under section 401(a) or 403(b) of the Code or subject to the Employee Retirement Income Security Act of 1974, as amended. A CDSC of 1.00% will be imposed on such purchases in the event of certain plan-level redemption transactions within 24 months following such purchases. Class A shares of a Fund are made available to Merrill Lynch Daily K Plan (the "Plan") participants at NAV without an initial sales charge if the Plan has at least $3 million in assets or 500 or more eligible employees. Class B shares of a Fund are made available to Plan participants at NAV without a CDSC if the Plan has less than $3 million in assets or fewer than 500 eligible employees. For further information see "GROUP SYSTEMATIC INVESTMENT PROGRAM" in the Fund's SAI.

    If investments by retirement plans at NAV are made through a dealer who has executed a dealer agreement with respect to a Fund, IMDI may, at the time of purchase, pay the dealer out of IMDI's own resources a commission to compensate the dealer for its distribution assistance in connection with the retirement plan's investment. Refer to the NAV Commission Table on page 16 of this Prospectus. A CDSC of 1.00% will be imposed on such purchases in the event of certain redemption transactions within 24 months following such purchases. Please contact IMDI for additional information.

    Class A shares can also be purchased without an initial sales charge, but subject to a CDSC of 1.00% during the first 24 months, by: (a) any state, county or city (or any instrumentality, department, authority or agency of such entities) that is prohibited by applicable investment laws from paying a sales charge or commission when purchasing shares of a registered investment management company (an "eligible governmental authority"), and (b) trust companies, bank trust departments, credit unions, savings and loans and other similar organizations in their fiduciary capacity or for their own accounts, subject to any minimum requirements set by IMDI (currently, these criteria require that the amount invested or to be invested in the subsequent 13-month period totals at least $250,000). In either case, IMDI may pay commissions to dealers that provide distribution assistance on the same basis as in the preceding paragraph.

    Class A shares of a Fund may also be purchased without a sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies. Additional information on reductions or waivers may be obtained from IMDI at the address listed on the cover of the Prospectus.


CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE -- CLASS B AND CLASS C SHARES


    Class B and Class C shares are offered at NAV per share without a front end sales charge. Class C shares redeemed within one year of purchase will be subject to a CDSC of 1%, and Class B shares redeemed within six years of purchase will be subject to a CDSC at the rates set forth below. This charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. Accordingly, you will not be assessed a CDSC on increases in account value above the initial purchase price, including shares derived from dividends or capital gains reinvested. In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the requisite maximum holding period or those you acquire through reinvestment of dividends or capital gain, and next from the shares you have held the longest during the requisite holding period.

    Proceeds from the CDSC are paid to IMDI. The proceeds are used, in whole or in part, to defray its expenses related to providing each Fund with distribution services in connection with the sale of Class B and Class C shares, such as compensating selected dealers and agents for selling these shares. The combination of the CDSC and the distribution and service fees makes it possible for a Fund to sell Class B or Class C shares without deducting a sales charge at the time of the purchase.

    In the case of Class B shares, the amount of the CDSC, if any, will vary depending on the number of months from the time you purchase your shares until the time you redeem them. Solely for purposes of determining this holding period, any purchases you make during the quarter will be aggregated and deemed to have been made on the last day of the quarter. In the case of Class C shares, solely for purposes of determining this holding period, any purchases you make during a month will be deemed to have been made on the last day of the month.

                                                   CONTINGENT DEFERRED
                 CLASS B SHARES:                    SALES CHARGE AS A
                                                   PERCENTAGE OF DOLLAR
                                                    AMOUNT SUBJECT TO
               YEAR SINCE PURCHASE                        CHARGE
               -------------------                 --------------------
First............................................           5%
Second...........................................           4%
Third............................................           3%
Fourth...........................................           3%
Fifth............................................           2%
Sixth............................................           1%
Seventh and thereafter...........................           0%

    IMDI currently intends to pay to dealers a sales commission of 4% of the sale price of Class B shares they have sold, and will receive the entire amount of the CDSC paid by shareholders on the redemption of Class B shares to finance the 4% commission and related marketing expenses.

    With respect to Class C shares, IMDI currently intends to pay to dealers a sales commission of 1% of the sale price of Class C shares that they have sold, a portion of which is to compensate the dealers for providing Class C shareholder account services during the first year of investment. IMDI will receive the entire amount of the CDSC paid by shareholders on the redemption of Class C shares to finance the 1% commission and related marketing expenses.


    Pursuant to separate distribution plans for the Funds' Class B and Class C shares, IMDI bears various promotional and sales related expenses, including the cost of printing and mailing prospectuses to persons other than shareholders. Under the Funds' Class B Plan, IMDI retains .75% of the continuing 1.00% service/distribution fee assessed to Class B shareholders, and pays a continuing service fee to qualified dealers at an annual rate of .25% of qualified investments. Under the Class C Plan, IMDI pays continuing service/distribution fees to qualified dealers at an annual rate of 1.00% of qualified investments after the first year of investment (.25% of which represents a service fee).



    CONVERSION OF CLASS B SHARES: Your Class B shares and an appropriate portion of both reinvested dividends and capital gains on those shares will be converted into Class A shares automatically no later than the month following eight years after the shares were purchased, resulting in lower annual distribution fees. If you exchanged Class B shares into a Fund from Class B shares of another Ivy fund, the calculation will be based on the time the shares in the original fund were purchased.


    WAIVER OF CONTINGENT DEFERRED SALES CHARGE: The CDSC is waived for (i) redemptions in connection with distributions not exceeding 12% annually of the initial account balance (i.e., the value of the shareholder's Class B or Class C Fund account at the time of the initial distribution) (ia) following retirement under a tax qualified retirement plan, or (ib) upon attaining age 59 1/2 in the case of an IRA, a custodial account pursuant to section 403(b)(7) of the Code or a Keogh Plan; (ii) redemption resulting from tax-free return of an excess contribution to an IRA; or (iii) any partial or complete redemption following the death or disability (as defined in Section 72(m)(7) of the Code) of a shareholder from an account in which the deceased or disabled is named, provided that the redemption is requested within one year of death or disability. IMDI may require documentation prior to waiver of the CDSC.

    ARRANGEMENTS WITH BROKER-DEALERS AND OTHERS: IMDI may, at its own expense, pay concessions in addition to those described above to dealers that satisfy certain criteria established from time to time by IMDI. These conditions relate to increasing sales of shares of the Funds over specified periods and to certain other factors. These payments may, depending on the dealer's satisfaction of the required conditions, be periodic and may be up to (i) 0.25% of the value of Fund shares sold by the dealer during a particular period, and (ii) 0.10% of the value of Fund shares held by the dealer's customers for more than one year, calculated on an annual basis.


HOW TO REDEEM SHARES



    You may redeem your Fund shares through your registered securities representative, by mail, or by telephone. A CDSC may apply to certain Class A share redemptions, to Class B shares that are redeemed within six years of purchase and to Class C shares that are redeemed within one year of purchase. All redemptions are made at the NAV next determined after a redemption request has been received in good order. Requests for redemptions must be received by 4:00 p.m. Eastern time to be processed at the NAV for that day. Any redemption request in good order that is received after 4:00 p.m. Eastern time will be processed at the price determined on the following business day. If you own shares of more than one class of a Fund, the Fund will redeem first the shares having the highest 12b-1 fees; any shares subject to a CDSC will be redeemed last unless you specifically elect otherwise.



    When shares of a Fund are redeemed, the Fund normally will send redemption proceeds to you on the next business day, but may take up to seven business days (or longer in the case of shares recently purchased by check). Under unusual circumstances, a Fund may suspend redemptions or postpone payment to the extent permitted by Federal securities laws. The proceeds of the redemption may be more or less than the purchase price of your shares, depending upon, among other factors, the market value of the Fund's securities at the time of the redemption. If the redemption is for over $50,000, or the proceeds are to be sent to an address other than the address of record, or an address change has occurred in the last 30 days, it must be requested in writing with a signature guarantee. See "Signature Guarantees," below.


    If you are not certain of the requirements for a redemption, please contact IMSC at 1-800-777-6472.

    THROUGH YOUR REGISTERED SECURITIES DEALER: The Dealer is responsible for promptly transmitting redemption orders. Redemptions requested by dealers will be made at the NAV (less any applicable CDSC) determined at the close of regular trading (4:00 p.m. Eastern time) on the day that a redemption request is received in good order by IMSC.

    BY MAIL: Requests for redemption in writing are considered to be in "proper or good order" if they contain the following:

    - Any outstanding certificate(s) for shares being redeemed.

    - A letter of instruction, including the account registration, fund number, account number, and dollar amount or number of shares to be redeemed.

    - Signatures of all registered owners whose names appear on the account.

    - Any required signature guarantees.

    - Other supporting legal documentation, if required (in the case of estates, trusts, guardianships, corporations, unincorporated associations retirement plan trustees or others acting in representative capacities).

    The dollar amount or number of shares indicated for redemption must not exceed the available shares or NAV of your account at the next-determined prices. If your request exceeds these limits, then the trade will be rejected in its entirety.


    Mail your request to IMSC at one of the addresses on pages 14-15 of this Prospectus.


    BY TELEPHONE: Individual and joint accounts may redeem up to $50,000 per day over the telephone by contacting IMSC at 1-800-777-6472. In times of unusual economic or market changes, the telephone redemption privilege may be difficult to implement. If you are unable to execute your transaction by telephone, you may want to consider placing the order in writing and sending it by mail or overnight courier.

    Checks will be made payable to the current account registration and sent to the address of record. If there has been a change of address in the last 30 days, please use the instructions for redemption requests by mail described above. A signature guarantee would be required.

    Requests for telephone redemptions will be accepted from the registered owner of the account, the designated registered representative or the registered representative's assistant.

    Shares held in certificate form cannot be redeemed by telephone.

    If Section 6E of the Account Application is not completed, telephone redemption privileges will be provided automatically. Although telephone redemptions may be a convenient feature, you should realize that you may be giving up a measure of security that you may otherwise have if you terminated the privilege and redeemed your shares in writing. If you do not wish to make telephone redemptions or let your registered representative do so on your behalf, you must notify IMSC in writing.

    Each Fund employs reasonable procedures that require personal identification prior to acting on redemption instructions communicated by telephone to confirm that such instructions are genuine. In the absence of such procedures, a Fund may be liable for any losses due to unauthorized or fraudulent telephone instructions.

    Receiving Your Proceeds by Federal Funds Wire: For shareholders who established this feature at the time they opened their account, telephone instructions will be accepted for redemption of amounts up to $50,000 ($1,000 minimum) and proceeds will be wired on the next business day to a predesignated bank account.

    In order to add this feature to an existing account or to change existing bank account information, please submit a letter of instructions including your bank information to IMSC at the address provided above. The letter must be signed by all registered owners, and their signatures must be guaranteed.

    Your account will be charged a fee of $10 each time redemption proceeds are wired to your bank. Your bank may also charge you a fee for receiving a Federal Funds wire.

    Neither IMSC nor any of the Funds can be responsible for the efficiency of the Federal Funds wire system or the shareholder's bank.


MINIMUM ACCOUNT BALANCE REQUIREMENTS


    Due to the high cost of maintaining small accounts and subject to state law requirements, a Fund may redeem the accounts of shareholders whose investment, including sales charges paid, has been less than $1,000 for more than 12 months. A Fund will not redeem an account unless the shareholder has been given at least 60 days' advance notice of the Fund's intention to do so. No redemption will be made if a shareholder's account falls below the minimum due to a reduction in the value of the Fund's portfolio securities. This provision does not apply to IRAs, other retirement accounts and UGMA/UTMA accounts.


SIGNATURE GUARANTEES


    For your protection, and to prevent fraudulent redemptions, we require a signature guarantee in order to accommodate the following requests:

    - Redemption requests over $50,000.

    - Requests for redemption proceeds to be sent to someone other than the registered shareholder.

    - Requests for redemption proceeds to be sent to an address other than the address of record.

    - Registration transfer requests.

    - Requests for redemption proceeds to be wired to your bank account (if this option was not selected on your original application, or if you are changing the bank wire information).

    A signature guarantee may be obtained only from an eligible guarantor institution as defined in Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended. An eligible guarantor institution includes banks, brokers, dealers, municipal securities dealers, government securities dealers, government securities brokers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. The signature guarantee must not be qualified in any way. Notarizations from notary publics are not the same as signature guarantees, and are not accepted.

    Circumstances other than those described above may require a signature guarantee. Please contact IMSC at 1-800-777-6472 for more information.


CHOOSING A DISTRIBUTION OPTION


    You have the option of selecting the distribution option that best suits your needs:

    AUTOMATIC REINVESTMENT OPTION -- Both dividends and capital gains are automatically reinvested at NAV in additional shares of the same class of a Fund unless you specify one of the other options.


    INVESTMENT IN ANOTHER IVY FUND -- Both dividends and capital gains are automatically invested at NAV in another Ivy fund of the same class.



    DIVIDENDS IN CASH/CAPITAL GAINS REINVESTED -- Dividends will be paid in cash. Capital gains will be reinvested at NAV in additional shares of the same class of a fund or another Ivy fund of the same class.


    DIVIDENDS AND CAPITAL GAINS IN CASH -- Both dividends and capital gains will be paid in cash.


    If you wish to have your cash distributions deposited directly to your bank account via electronic funds transfer ("EFT"), or if you wish to change your distribution option, please contact IMSC at 1-800-777-6472.


    If you wish to have your cash distributions go to an address other than the address of record you must provide IMSC with a letter of instruction signed by all registered owners with signatures guaranteed.


TAX IDENTIFICATION NUMBER


    In general, to avoid being subject to a 31% U.S. Federal backup withholding tax on dividends, capital gains distributions and redemption proceeds, you must furnish a Fund with your certified tax identification number ("TIN") and certify that you are not subject to backup withholding due to prior underreporting of interest and dividends to the IRS. If you fail to provide a certified TIN, or such other tax-related certifications as a Fund may require, within 30 days of opening your new account, each Fund reserves the right to involuntarily redeem your account and send the proceeds to your address of record.

    You can avoid the above withholding and/or redemption by correctly furnishing your TIN, and making certain certifications, in Section 2 of the Account Application at the time you open your new account, unless the IRS requires that backup withholding be applied to your account.


    Certain payees, such as corporations, generally are exempt from backup withholding. Please complete IRS Form W-9 with the Account Application to claim this exemption. If the registration is for an UGMA/UTMA account, please provide the social security number of the minor. Alien individuals must furnish their individual TIN on a completed IRS Form W-9. Other non-U.S. investors who are not required to have a TIN must provide, with their Account Application, a completed IRS Form W-8.



CERTIFICATES


    In order to facilitate transfers, exchanges and redemptions, most shareholders elect not to receive certificates. Should you wish to have a certificate issued, please contact IMSC at 1-800-777-6472 and request that one be sent to you. (Retirement plan accounts are not eligible for this service.) Please note that if you were to lose your certificate, you would incur an expense to replace it.

    Certificates requested by telephone for shares valued up to $50,000 will be issued to the current registration and mailed to the address of record. Should you wish to have your certificates mailed to a different address, or registered differently from the current registration, contact IMSC at 1-800-777-6472.


EXCHANGE PRIVILEGE



    Shareholders of a Fund have an exchange privilege with other Ivy funds (except Ivy International Fund unless they have an existing Ivy International Fund account). The Funds reserve the right to reject any exchange order.



    Class A shareholders may exchange their outstanding Class A shares for Class A shares of another Ivy fund on the basis of the relative NAV per Class A share, plus an amount equal to the difference between the sales charge previously paid on the outstanding Class A shares and the sales charge payable at the time of the exchange on the new Class A shares. Incremental sales charges are waived for outstanding Class A shares that have been invested for 12 months or longer.



    Class B (and Class C) shareholders may exchange their outstanding Class B (or Class C) shares for Class B (or Class C) shares of another Ivy fund on the basis of the relative NAV per Class B (or Class C) share, without the payment of any CDSC that would otherwise be due upon the redemption of Class B (or Class C) shares. Class B shareholders who exercise the exchange privilege would continue to be subject to the original Fund's CDSC schedule (or period) following an exchange if such schedule is higher (or longer) than the CDSC for the new Class B shares.



    Class I shareholders of Ivy Bond Fund may exchange their outstanding Class I shares for Class I shares of another Ivy fund on the basis of the relative NAV per Class I share. Exchanges from any class of Fund shares into an Ivy fund in which shares are not already held are subject to certain minimum investment restrictions. See "Exchange of Shares" in the SAI or contact IMSC at 1-800-777-6472 for further details.



    Shares resulting from the reinvestment of dividends and other distributions will not be charged an initial sales charge or a CDSC when exchanged into another Ivy fund.



    Exchanges are considered to be taxable events, and may result in a capital gain or a capital loss for tax purposes. Before executing an exchange, you should obtain and read the prospectus and consider the investment objective of the fund to be purchased. Share certificates must be unissued (i.e., held by a fund) in order to execute an exchange. Exchanges are available only in states where they can be legally made. The Funds reserve the right to limit the frequency of exchanges. Exchanges are accepted only if the registrations of the two accounts are identical. Amounts to be exchanged must meet minimum investment requirements for the Ivy fund into which the exchange is made. It is the policy of the Funds to discourage the use of the exchange privilege for the purpose of timing short-term market fluctuations. To protect the interests of other shareholders of a Fund, a Fund may cancel the exchange privileges of any persons that, in the opinion of the Fund, are using market timing strategies or are making more than five exchanges per owner or controlling person per calendar year.


    With respect to shares subject to a CDSC, if less than all of an investment is exchanged out of a Fund, the shares exchanged will reflect, pro rata, the cost, capital appreciation and/or reinvestment of distributions of the original investment as well as the original purchase date, for purposes of calculating any CDSC for future redemptions of the exchanged shares.


    Investors who held Ivy Fund shares as of December 31, 1991, or who held shares of certain funds that were reorganized into an Ivy fund, may be exempt from sales charges on the exchange of shares between any of the Ivy funds. If you believe you may be eligible for such an exemption, please contact IMSC at 1-800-235-3322 for additional information.


    In calculating the sales charge assessed on an exchange, shareholders will be allowed to use the Rights of Accumulation privilege.


    EXCHANGES BY TELEPHONE: If Section 6D of the Account Application is not completed, telephone exchange privileges will be provided automatically for accounts qualifying for this option. Although telephone exchanges may be a convenient feature, you should realize that you may be giving up a measure of security that you may otherwise have if you terminated the privilege and exchanged your shares in writing. If you do not wish to make telephone exchanges or let your registered representative do so on your behalf, you must notify IMSC in writing.


    In order to execute an exchange, please contact IMSC at 1-800-777-6472. Have the account number of your current fund and the exact name in which it is registered available to give to the telephone representative.

    Each Fund employs reasonable procedures that require personal identification prior to acting on exchange instructions communicated by telephone to confirm that such instructions are genuine. In the absence of such procedures, a Fund may be liable for any losses due to unauthorized or fraudulent telephone instructions.

    EXCHANGES IN WRITING: In a letter, request an exchange and provide the following information:

    - The name and class of the fund whose shares you currently own.

    - Your account number.

    - The name(s) in which the account is registered.

    - The name of the fund in which you wish your exchange to be invested.

    - The number of shares or the dollar amount you wish to exchange.

    The request must be signed by all registered owners.


REINVESTMENT PRIVILEGE


    Investors who have redeemed Class A shares of a Fund have a one-time privilege of reinvesting all or a part of the proceeds of the redemption back into Class A shares of that Fund at NAV (without a sales charge) within 60 days after the date of redemption. IN ORDER TO REINVEST WITHOUT A SALES CHARGE, SHAREHOLDERS OR THEIR BROKERS MUST INFORM IMSC THAT THEY ARE EXERCISING THE REINVESTMENT PRIVILEGE AT THE TIME OF REINVESTMENT. The tax status of a gain realized on a redemption generally will not be affected by the exercise of the reinvestment privilege, but a loss realized on a redemption generally may be disallowed by the IRS if the reinvestment privilege is exercised within 30 days after the redemption. In addition, upon a reinvestment, the shareholder may not be permitted to take into account sales charges incurred on the original purchase of shares in computing their taxable gain or loss.


SYSTEMATIC WITHDRAWAL PLAN


    You may elect the Systematic Withdrawal Plan at any time by completing the Account Application, which is attached to this Prospectus. You can also obtain this application by contacting your registered representative or IMSC at 1-800-777-6472. To be eligible, you must continually maintain at least $5,000 in your account. Payments (minimum distribution amount -- $50) from your account can be made monthly, quarterly, semi-annually, annually or on a selected monthly basis, to yourself or any other designated payee. You may elect to have your systematic withdrawal paid directly to your bank account via EFT, at no charge. Share certificates must be unissued (i.e., held by a Fund) while the plan is in effect. A Systematic Withdrawal Plan may not be established if you are currently participating in the Automatic Investment Method. For more information, please contact IMSC at 1-800-777-6472.


    If payments you receive through the Systematic Withdrawal Plan exceed the dividends and capital appreciation of your account, you will be reducing the value of your account. Additional investments made by shareholders participating in the Systematic Withdrawal Plan must equal at least $1,000 while the plan is in effect. However, it may not be advantageous to purchase additional Class A, Class B or Class C shares when you have a Systematic Withdrawal Plan, because you may be subject to an initial sales charge on your purchase of Class A shares or to a CDSC imposed on your redemptions of Class B or Class C shares. In addition, redemptions are taxable events.

    Amounts paid to you through the Systematic Withdrawal Plan are derived from the redemption of shares in your account. Any applicable CDSC will be assessed upon the redemptions. A CDSC will not be assessed on withdrawals not exceeding 12% annually of the initial account balance when the Systematic Withdrawal Plan was started.

    Should you wish at any time to add a Systematic Withdrawal Plan to an existing account or change payee instructions, you will need to submit a written request, signed by all registered owners, with signatures guaranteed.

    Retirement accounts are eligible for Systematic Withdrawal Plans. Please contact IMSC at 1-800-777-6472 to obtain the necessary paperwork to establish a plan.

    If the U.S. Postal Service cannot deliver your checks, or if deposits to a bank account are returned for any reason, your redemptions will be discontinued.


AUTOMATIC INVESTMENT METHOD


    You may authorize an investment to be automatically drawn each month from your bank for investment in Fund shares by completing Sections 6A and 7B of the Account Application. Attach a "voided" check to your Account Application. At pre-specified intervals, your bank account will be debited and the proceeds will be credited to your Ivy account. The minimum investment under this plan is $50 per month ($25 per month for retirement plans). There is no charge to you for this program.

    You may terminate or suspend your Automatic Investment Method by telephone at any time by contacting IMSC at 1-800-777-6472.

    If you have investments being withdrawn from a bank account and we are notified that the account has been closed, your Automatic Investment Method will be discontinued.


CONSOLIDATED ACCOUNT STATEMENTS



    Shareholders with two or more Ivy fund accounts having the same taxpayer I.D. number will receive a single quarterly account statement, unless otherwise specified. This feature consolidates the activity for each account onto one statement. Requests for quarterly consolidated statements for all other accounts must be submitted in writing and must be signed by all registered owners.



RETIREMENT PLANS



    The Ivy family of funds offer several tax-sheltered retirement plans that may fit your needs:



        - Traditional and Roth IRAs



        - 401(k), Money Purchase Pension and Profit Sharing Plans


        - SEP-IRA (Simplified Employee Pension Plan)

        - 403(b)(7) Plan

        - SIMPLE Plans (Individual Retirement Account and 401(k))

    Minimum initial and subsequent investments for retirement plans are $25.

    Investors Bank & Trust, which serves as custodian or trustee under the retirement plan prototypes available from each Fund, charges certain nominal fees for annual maintenance. A portion of these fees is remitted to IMSC, as compensation for its services to the retirement plan accounts maintained with each Fund.


    Distributions from retirement plans are subject to certain requirements under the Code. Certain documentation, including IRS Form W4-P, must be provided to IMSC prior to taking any distribution. Please contact IMSC for details. The Ivy family of funds and IMSC assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws, and will not be responsible for any penalties assessed. For additional information, please contact your broker, tax adviser or IMSC.


    Please call IMSC at 1-800-777-6472 for complete information kits describing the plans, their benefits, restrictions, provisions and fees.


SHAREHOLDER INQUIRIES


    Inquiries regarding the Funds should be directed to IMSC at 1-800-777-6472.

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

                              ACCOUNT APPLICATION

                                 IVY BOND FUND
                                IVY GROWTH FUND
                          IVY GROWTH WITH INCOME FUND    ----------------------
                          IVY US EMERGING GROWTH FUND       ACCOUNT NUMBER

 PLEASE MAIL APPLICATIONS AND CHECKS TO: Ivy Mackenzie Services Corp., P.O. Box
                              3022, Boca Raton, FL 33431-0922.
 (This application should not be used for retirement accounts for which Ivy is custodian.)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

  FUND                                        101/                1 / 2    1 / 2  0 / 1    0 / X
   USE    -----------    --------   -----     ----------  ------  ------   -----  ------   ------
  ONLY    Dealer #       Branch #   Rep #     Acct Type   Soc Cd  Div Cd   CG Cd  Exc Cd   Red Cd
--------------------------------------------------------------------------------------------------
1 REGISTRATION

           [ ] Individual            -----------------------------------------------------------------------------------------------
           [ ] Joint Tenant          Owner, Custodian or Trustee
           [ ] Estate
           [ ] UGMA/UTMA             -----------------------------------------------------------------------------------------------
           [ ] Corporation           Co-owner or Minor
           [ ] Partnership
           [ ] Sole Proprietor       -----------------------------------------------------------------------------------------------
           [ ] Trust                                                                                      Minor's State of Residence
            -------------------
            Date of Trust            -----------------------------------------------------------------------------------------------
           [ ] Other ----------      Street
            -------------------      -----------------------------------------------------------------------------------------------
                                     City                    State                                               Zip Code
                                           -      -                      -      -
                                     --------------------------     -----------------------------
                                     Phone Number -- Day            Phone Number -- Evening

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

2 TAX ID #
                                  -           -        or     -
                             ----------------------         -------------------------  Citizenship [ ] U.S. [ ] Other
                             Social Security Number         Tax Identification Number                                ---------------

           UNDER PENALTIES OF PERJURY, I CERTIFY BY SIGNING IN SECTION 8 BELOW THAT: (1) THE NUMBER SHOWN IN THIS SECTION IS MY
           CORRECT TAXPAYER IDENTIFICATION NUMBER (TIN), AND (2) I AM NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE: (A) I HAVE NOT BEEN
           NOTIFIED BY THE INTERNAL REVENUE SERVICE (IRS) THAT I AM SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT
           ALL INTEREST OR DIVIDENDS, OR (B) THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING. (CROSS OUT
           ITEM (2) IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY SUBJECT TO BACKUP WITHHOLDING BECAUSE OF
           UNDER REPORTING INTEREST OR DIVIDENDS ON YOUR TAX RETURN.) PLEASE SEE THE "TAX IDENTIFICATION NUMBER" SECTION OF THE
           PROSPECTUS FOR ADDITIONAL INFORMATION ON COMPLETING THIS SECTION.


------------------------------------------------------------------------------------------------------------------------------------

3 DEALER INFORMATION

           The undersigned ("Dealer") agrees to all applicable provisions in this Application, guarantees the signature and legal capacity of the Shareholder, and agrees to notify IMSC of any purchases made under a Letter of Intent or Rights of
           Accumulation.

           ----------------------------------------------------   ---------------------------------------------
           Dealer Name                                            Representative Name and Number

           ----------------------------------------------------   ---------------------------------------------
           Branch Office Address                                  Representative Phone Number

           ---------------------------------------------------    ---------------------------------------------
           City                State                Zip Code      Authorized Signature Only

------------------------------------------------------------------------------------------------------------------------------------

4 INVESTMENTS

           A.   Enclosed is my check for $                ($1,000 minimum) made payable to the appropriate Fund.
                                           ---------------
           B.   Please invest in [ ] Class A shares [ ] Class B shares [ ] Class C shares [ ] Class I shares (Ivy
                Bond Fund only) of the following Fund(s):

                $ --------------- Ivy Bond Fund

                $ --------------- Ivy Growth Fund

                $ --------------- Ivy Growth with Income Fund

                $ --------------- Ivy US Emerging Growth Fund

           C. I qualify for a reduced sales charge due to the following privilege (applies only to Class A shares):
                [ ] New Letter of Intent (if ROA or 90-day backdate privilege is applicable, provide account(s) information below.)
                [ ] ROA with the account(s) listed below.
                [ ] Existing Letter of Intent with account(s) listed below.

                ------------------------------------   -------------------------     [ ] or New
                Fund Name                              Account Number

                ------------------------------------   -------------------------     [ ] or New
                Fund Name                              Account Number

                If establishing a Letter of Intent, you will need to purchase Class A shares over a thirteen-month period in accordance with the provisions in the Prospectus. The aggregate amount of these purchases will be at least equal to the amount indicated below (see Prospectus for minimum amount required for reduced sales charges).

                [ ] $50,000 (Except Ivy Bond Fund)    [ ] $100,000    [ ] $250,000    [ ] $500,000


           D.   FOR DEALER USE ONLY
                Confirmed trade orders:
                                                       ---------------             ----------------  --  ----       ----------------
                                                       Confirm Number              Number of Shares                 Trade Date
------------------------------------------------------------------------------------------------------------------------------------

5 DISTRIBUTION OPTIONS

           A. I would like to reinvest dividends and capital gains into additional shares of the same class in this account at net asset value unless a different option is checked below.

           B. [ ] Reinvest all dividends and capital gains into additional shares of the same class in an account in a different Ivy fund.

           -----------------------------------    ------------------------------                    [ ] New Account
           Fund Name                              Account Number

           C. [ ] Pay all dividends in cash and reinvest capital gains into additional shares of the same class in this account or an account in a different Ivy fund.

           -----------------------------------    ------------------------------                    [ ] New Account
           Fund Name                              Account Number

           D. [ ] Pay all dividends and capital gains in cash.

                                    I REQUEST THE ABOVE CASH DISTRIBUTION, SELECTED IN C OR D ABOVE, BE:

              [ ] Sent to the address listed in the registration. [ ] Sent to the special payee listed in Section 7A [ ] (By Mail)
                                                                                                                  7B [ ] (By E.F.T.)

-----------------------------------------------------------------------------------------------------------------------------------


6 OPTIONAL SPECIAL FEATURES

A. [ ] AUTOMATIC INVESTMENT METHOD (AIM)

        I wish to invest:                    My bank account will be debited on or about the
                  [ ] Annually                                      day of the month of
                                                 -------------------                    ----------
                  [ ] Semi-Annually                                 day of the months of           and
                                                 -------------------                     ----------     ----------
                  [ ] Quarterly                                      day of the [ ] first month of each calendar quarter
                                                 -------------------            [ ] second
                                                                                [ ] third

                  [ ] Monthly

                     [ ] once per month               day of the month*
                                             --------
                     [ ] twice                        day of the month*
                                             --------
                     [ ] 3 times                      day of the month*
                                             --------
                     [ ] 4 times                      day of the month*
                                             --------

         Please invest $                  each period starting in the month of            in Class A [ ] or Class B [ ] or Class
                        ----------------                                      -----------
                         Dollar Amount                                            Month
         C [ ] of
                 -------------------------.
                          Fund Name

   [ ] I have attached a voided check to ensure my correct bank account will be debited.

B. [ ] SYSTEMATIC WITHDRAWAL PLANS**
       I wish to automatically withdraw funds from my                      [ ] Monthly [ ] Quarterly [ ] Semi-Annually [ ] Annually
       account in Class A [ ] or Class B [ ] or Class C [ ] of             I request the distribution be:
                                                              ----------
                                                              Fund Name    [ ] Sent to the address listed in the registration.
                                                                           [ ] Sent to the special payee listed in Section 7.
       [ ] Once [ ] Twice [ ] 3 times [ ] 4 times per month                [ ] Invested into additional shares of the same
                                                                               class of a different Ivy fund:
                                                                                                             ----------------------
                                                                                                                    Fund Name

                                                                                                             -----------------------
                                                                                                                 Account Number


       Amount $                , starting on or about the             day of                             month*
                 ---------------                             --------         --------------------------
                  Minimum $50
                                                                      day of                             month
                                                             --------         --------------------------
                                                                      day of                             month
                                                             --------         --------------------------
        NOTE: Account minimum: $5,000 in shares at current offering price

       C. [ ] FEDERAL FUNDS WIRE FOR REDEMPTION PROCEEDS**
              I authorize the Agent to honor telephone instructions for the redemption of Fund shares up to $50,000. Proceeds may be wire transferred to the bank account designated ($1,000 minimum).
              (COMPLETE SECTION 7B)

       D. [ ] TELEPHONIC EXCHANGES** [ ] YES [ ] NO

              I authorize exchanges by telephone among the Ivy family of funds, upon instructions from any authorized person as more fully described in the Prospectus. To change this option once established, written instructions must be received from the shareholder of record or the current registered representative.

              If neither box is checked, the telephone exchange privilege will be provided automatically.

       E. [ ] TELEPHONIC REDEMPTIONS** [ ] YES [ ] NO
              The Fund or its agents are authorized to honor telephone instructions from any authorized person as more fully described in the Prospectus for the redemption of Fund shares. The amount of the redemption shall not exceed $50,000 and the proceeds are to be payable to the shareholder of record and mailed to the address of record. To change this option once established, written instructions must be received from the shareholder of record or the current registered representative.

              If neither box is checked, the telephone exchange privilege will be provided automatically.

* There must be a period of at least seven calender days between each investment/withdrawal period.

** This option may not be selected if shares are issued in certificate form.
------------------------------------------------------------------------------------------------------------------------------------

7 SPECIAL PAYEE

A.                               MAILING ADDRESS                           B.                          FED WIRE / E.F.T. INFORMATION
            Please send all disbursements to this special payee
                                                                           --------------------------------------------------------
            --------------------------------------------------------                                Financial Institution
            Name of Bank or Individual

            --------------------------------------------------------       --------------------------------------------------------
            Account Number (if applicable)                                 ABA #                                   Account #

            --------------------------------------------------------       --------------------------------------------------------
            Street                                                         Street

            --------------------------------------------------------       --------------------------------------------------------
            City/State/Zip                                                 City/State/Zip

                                                                                 (Please attach a voided check)
------------------------------------------------------------------------------------------------------------------------------------

8 SIGNATURES

          Investors should be aware that failure to check "No" under Section 6D or 6E above means that the Telephone
          Exchange/Redemption Privileges will be provided. The Funds employ reasonable procedures that require personal identification prior to acting on exchange/redemption instructions communicated by telephone to confirm that such instructions are genuine. In the absence of such procedures, a Fund may be liable for any losses due to unauthorized or fraudulent telephone instructions. Please see "Exchange Privilege" and "How to Redeem Shares" in the Prospectus for more information on these privileges.

          I certify to my legal capacity to purchase or redeem shares of the Fund for my own account or for the account of the organization named in Section 1. I have received a current Prospectus and understand its terms are incorporated in this application by reference. I am certifying my taxpayer information as stated in Section 2.

          THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE
          CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

          -------------------------------------------------------------               ---------
          Signature of Owner, Custodian, Trustee or Corporate Officer                 Date

          -------------------------------------------------------------               ---------
          Signature of Joint Owner, Co-Trustee or Corporate Officer                   Date


          01IUSXX0498               (Remember to Sign Section 8)

APRIL 30, 1998                                                     IVY FUNDS(R)

Ivy
U.S. Equity
and Fixed
Income
Funds
Advisor
Class Shares

-----------------
PROSPECTUS
-----------------

Ivy Management, Inc.
Via Mizner Financial
Plaza
700 South Federal Hwy.
Boca Raton, FL 33432
1-800-456-5111

      [ARTWORK]

   THROUGHOUT THE
     CENTURIES,
 THE CASTLE KEEP HAS
    BEEN A SOURCE
OF LONG-RANGE VISION
    AND STRATEGIC
     ADVANTAGE.


     Ivy Fund (the "Trust") is a registered investment company currently consisting of eighteen separate portfolios. The Advisor Class shares of four of these portfolios, as identified below (the "Funds"), are described in this Prospectus. Each Fund has its own investment objective and policies, and your interest is limited to the Fund in which you own Advisor Class shares.

     The four Funds are:

          Ivy Bond Fund
          Ivy Growth Fund
          Ivy Growth with Income Fund
          Ivy US Emerging Growth Fund

     This Prospectus sets forth concisely the information about the Funds' Advisor Class shares that a prospective investor should know before investing. Please read it carefully and retain it for future reference. Additional information about the Funds is contained in the Statement of Additional Information for the Funds' Advisor Class shares dated April 30, 1998 (the "SAI"), which has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. The SAI, and the prospectus for the Funds' other classes of shares, are available upon request and without charge at the Distributor's address and telephone number printed below. The SEC maintains a web site (http://www.sec.gov) that contains the SAI and other material incorporated by reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

Expense Information.............................  2
The Funds' Financial Highlights.................  2
Investment Objectives and Policies..............  3
Risk Factors and Investment Techniques..........  4
Organization and Management of the Funds........  6
Investment Manager..............................  6
Fund Administration and Accounting..............  7
Transfer Agent..................................  7
Dividends and Taxes.............................  7
Performance Data................................  8
How to Buy Shares...............................  8
How Your Purchase Price is Determined...........  9
How Each Fund Values its Shares.................  9
How to Redeem Shares............................  9
Minimum Account Balance Requirements............ 10
Signature Guarantees............................ 10
Choosing a Distribution Option.................. 10
Tax Identification Number....................... 11
Certificates.................................... 11
Exchange Privilege.............................. 11
Systematic Withdrawal Plan...................... 12
Automatic Investment Method..................... 12
Consolidated Account Statements................. 12
Retirement Plans................................ 12
Shareholder Inquiries........................... 12
Account Application............................. 13

  BOARD OF TRUSTEES                  OFFICERS                      TRANSFER AGENT               INVESTMENT MANAGER
John S. Anderegg, Jr.       Michael G. Landry, Chairman             Ivy Mackenzie              Ivy Management, Inc.
   Paul H. Broyhill         Keith J. Carlson, President            Services Corp.           700 South Federal Highway
   Keith J. Carlson      James W. Broadfoot, Vice President         P.O. Box 3022              Boca Raton, FL 33432
   Stanley Channick             C. William Ferris,            Boca Raton, FL 33431-0922           1-800-456-5111
Frank W. DeFriece, Jr.          Secretary/Treasurer                1-800-777-6472
    Roy J. Glauber                                                                                 DISTRIBUTOR
  Michael G. Landry                LEGAL COUNSEL                      AUDITORS                    Ivy Mackenzie
 Joseph G. Rosenthal           Dechert Price & Rhoads         Coopers & Lybrand L.L.P.          Distributors, Inc.
 Richard N. Silverman               Boston, MA                   Ft. Lauderdale, FL         Via Mizner Financial Plaza
   J. Brendan Swan                                                                          700 South Federal Highway
                                     CUSTODIAN                                                 Boca Raton, FL 33432
                           Brown Brothers Harriman & Co.                                          1-800-456-5111
                                    Boston, MA


                                                           [LOGO] IVY MACKENZIE

EXPENSE INFORMATION



    The tables and examples below are designed to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in each Fund. The inception date for each Fund's Advisor Class shares was January 1, 1998. The expense ratios shown are based on amounts incurred by each Fund's Class A shares during the fiscal year ended December 31, 1997.


                        SHAREHOLDER TRANSACTION EXPENSES

                                                               MAXIMUM SALES LOAD     MAXIMUM CONTINGENT
                                                              IMPOSED ON PURCHASES   DEFERRED SALES CHARGE
                                                                   (AS A % OF         (AS A % OF ORIGINAL
                                                                OFFERING PRICE)         PURCHASE PRICE)
                                                              --------------------   ---------------------
All Funds...................................................          None                   None


    None of the Funds charges a redemption fee, an exchange fee, or a sales load on reinvested dividends.



                         ANNUAL FUND OPERATING EXPENSES

                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)


                                                                             12B-1 SERVICE/                         TOTAL FUND
                                                           MANAGEMENT         DISTRIBUTION         OTHER            OPERATING
                                                              FEES                FEES            EXPENSES           EXPENSES
                                                           ----------        --------------       --------          ----------
Ivy Bond Fund.........................................        0.72%               None              0.50%              1.22%
Ivy Growth Fund.......................................        0.85%               None              0.48%              1.33%
Ivy Growth with Income Fund...........................        0.75%               None              0.63%              1.38%
Ivy US Emerging Growth Fund...........................        0.85%               None              0.57%              1.42%



                                    EXAMPLES



    The following table lists the expenses an investor would pay on a $1,000 investment in a Fund's Advisor Class shares, assuming (1) 5% annual return and
(2) unless otherwise noted, redemption at the end of each time period. These examples further assume reinvestment of all dividends and distributions, and that the percentage amounts under "Total Fund Operating Expenses" above remain the same each year. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.



                                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              ------    -------    -------    --------
Ivy Bond Fund...............................................   $12        $39        $67        $148
Ivy Growth Fund.............................................   $14        $42        $73        $160
Ivy Growth with Income Fund.................................   $14        $44        $76        $166
Ivy US Emerging Growth Fund.................................   $14        $45        $78        $170



    The information presented in the table does not reflect the charge of $10 per transaction that would apply if a shareholder elects to have redemption proceeds wired to his or her bank account. For a more detailed discussion of the Funds' fees and expenses, see the following sections of this Prospectus:
"Investment Manager" and "Fund Administration and Accounting," and the following section of the SAI: "Investment Advisory and Other Services."



THE FUNDS' FINANCIAL HIGHLIGHTS



    The inception date for the Funds' Advisor Class shares was January 1, 1998. Accordingly, no financial information for these shares is presented. The accounting firm of Coopers & Lybrand L.L.P. will be responsible for auditing financial information relating to the Funds' Advisor Class shares. Financial highlights for the Funds' Class A, Class B and Class C shares (and Class I shares, in the case of Ivy Bond Fund) are contained in a separate Prospectus dated April 30, 1998. The Funds' Annual Reports are incorporated by reference into the SAI, and are available upon request from the Funds' transfer agent (1-800-777-6472).

INVESTMENT OBJECTIVE AND POLICIES


    Each Fund has its own investment objective and policies, which are described below. Each Fund's investment objective is fundamental and may not be changed without the approval of a majority of the outstanding voting shares of the Fund. Except for a Fund's investment objective and those investment restrictions specifically identified as fundamental, all investment policies and practices described in this Prospectus and in the SAI are non-fundamental, and may be changed by the Board of Trustees of the Trust ("Trustees") without shareholder approval. There can be no assurance that a Fund's objective will be met. The different types of securities and investment techniques used by the Funds involve varying degrees of risk. For information about the particular risks associated with each type of investment, see "Risk Factors and Investment Techniques," below, and the SAI.

    Whenever an investment objective, policy or restriction of a Fund described in this Prospectus or in the SAI states a maximum percentage of assets that may be invested in a security or other asset, or describes a policy regarding quality standards, that percentage limitation or standard will, unless otherwise indicated, apply to the Fund only at the time a transaction takes place. Thus, for example, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in the percentage that results from circumstances not involving any affirmative action by the Fund will not be considered a violation.


    IVY BOND FUND: Ivy Bond Fund seeks a high level of current income by investing primarily in (i) investment grade corporate bonds (those rated Aaa, Aa, A or Baa by Moody's Investors Service, Inc. ("Moody's") or AAA, AA, A or BBB by Standard & Poor's Corporation ("S&P"), or, if unrated, are considered by IMI to be of comparable quality) and (ii) U.S. Government securities (including mortgage-backed securities issued by U.S. Government agencies or instrumentalities) that mature in more than 13 months. As a fundamental policy, the Fund normally invests at least 65% of its total assets in these fixed income securities. For temporary defensive purposes, the Fund may invest without limit in U.S. Government securities maturing in 13 months or less, certificates of deposit, bankers' acceptances, commercial paper and repurchase agreements. The Fund may also invest up to 35% of its total assets in such money market securities in order to meet redemptions or to maximize income to the Fund while it is arranging longer-term investments.



    The Fund may invest up to 35% of its net assets in corporate debt securities, including zero coupon bonds (subject to the restrictions set forth below), rated Ba or below by Moody's or BB or below by S&P, or, if unrated, are considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). The Fund will not invest in debt securities rated less than C by either Moody's or S&P. During the twelve months ended December 31, 1997, based upon the dollar-weighted average ratings of the Fund's portfolio holdings at the end of each month during that period, the Fund had the following percentages of its total assets invested in debt securities rated in the categories indicated (all ratings are by either Moody's or S&P, whichever rating is higher): 3.7% in securities rated Aaa/AAA; 0% in securities rated Aa/AA; 1.9% in securities rated A/A; 60.4% in securities rated Baa/BBB; 14.2% in securities rated Ba/BB; 16.3% in securities rated B/B; 0.7% in securities rated Caa/CCC; and 0% in securities that were unrated. The asset composition of the Fund subsequent to the period indicated may or may not approximate these figures. See Appendix A in the SAI for a description of Moody's and S&P's corporate bond ratings.



    The Fund may invest up to 5% of its net assets in dividend-paying common and preferred stocks (including adjustable rate preferred stocks and securities convertible into common stocks), municipal bonds, zero coupon bonds, and securities sold on a "when-issued" or firm commitment basis. As a temporary measure for extraordinary or emergency purposes, the Fund may borrow from banks up to 10% of the value of its total assets.



    The Fund may invest up to 20% of its net assets in debt securities of foreign issuers, including non-U.S. dollar-denominated debt securities, American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs"), American Depository Shares ("ADSs") and Global Depository Shares ("GDSs"), Eurodollar securities and debt securities issued, assumed or guaranteed by foreign governments or political subdivisions or instrumentalities thereof. The Fund may also enter into forward foreign currency contracts, but not for speculative purposes. The Fund may not invest more than 15% of the value of its net assets in illiquid securities.



    The Fund may purchase put and call options, provided the premium paid for such options does not exceed 10% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 50% of the value of its net assets, and may write covered call options so long as not more than 20% of the Fund's net assets are subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in interest rate futures contracts, currency futures contracts and options on interest rate futures and currency futures contracts.



    IVY GROWTH FUND, IVY GROWTH WITH INCOME FUND AND IVY US EMERGING GROWTH
FUND: Each Fund's principal investment objective is long-term capital growth primarily through investment in equity securities, with current income being a secondary consideration. Ivy Growth with Income Fund has tended to emphasize dividend-paying stocks more than the other two Funds. Under normal conditions, each Fund invests at least 65% of its total assets in common stocks and securities convertible into common stocks. Ivy Growth Fund and Ivy Growth with Income Fund invest primarily in common stocks of domestic corporations with low price-earnings ratios and rising earnings, focusing on established, financially secure firms with capitalizations over $100 million and more than three years of operating history. Ivy US Emerging Growth Fund invests primarily in common stocks (or securities with similar characteristics) of small and medium-sized companies, both domestic and foreign, that are in the early stages of their life cycles and that IMI believes have the potential to become major enterprises.



    All of the Funds may invest up to 25% of their net assets in foreign equity securities, primarily those traded in European, Pacific Basin and Latin American markets, some of which may be emerging markets involving special risks, as described below. Individual foreign securities are selected based on value indicators, such as a low price-earnings ratio, and are reviewed for fundamental financial strength.



    When circumstances warrant, each Fund may invest without limit in investment grade debt securities (e.g., U.S. Government securities or other corporate debt securities rated at least Baa by Moody's or BBB by S&P, or, if unrated, are considered by IMI to be of comparable quality), preferred stocks, or cash or cash equivalents such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements.



    Ivy Growth with Income Fund may invest less than 35% of its net assets in debt securities rated Ba or below by Moody's or BB or below by S&P, or if unrated, are considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). Ivy Growth Fund may invest up to 5% of its net assets in these low-rated debt securities. Neither Fund will invest in debt securities rated less than C by either Moody's or S&P. (As of December 31, 1997, neither Fund invested in low-rated debt securities).

    As a fundamental policy, each Fund may borrow up to 10% of the value of its total assets, but only for temporary purposes when it would be advantageous to do so from an investment standpoint. All of the Funds may invest up to 5% of their net assets in warrants. Each Fund may not invest more than 15% of its net assets in illiquid securities. All of the Funds may enter into forward foreign currency contracts. Ivy Growth Fund and Ivy Growth with Income Fund may also invest in equity real estate investment trusts.


    Each of the Funds may write put options, with respect to not more than 10% of the value of its net assets, on securities and stock indices, and may write covered call options with respect to not more than 25% of the value of its net assets. Each Fund may purchase options, provided the aggregate premium paid for all options held does not exceed 5% of its net assets. For hedging purposes only, each Fund may enter into stock index futures contracts as a means of regulating its exposure to equity markets. A Fund's equivalent exposure in stock index futures contracts will not exceed 15% of its total assets.


RISK FACTORS AND INVESTMENT TECHNIQUES


    BANK OBLIGATIONS: The bank obligations in which the Funds may invest include certificates of deposit, bankers' acceptances and other short-term debt obligations. Investments in certificates of deposit and bankers' acceptances are limited to obligations of (i) banks having total assets in excess of $1 billion, and (ii) other banks if the principal amount of the obligation is fully insured by the Federal Deposit Insurance Corporation ("FDIC"). Investments in certificates of deposit of savings associations are limited to obligations of Federal or state-chartered institutions whose total assets exceed $1 billion and whose deposits are insured by the FDIC.

    BORROWING: Borrowing may exaggerate the effect on a Fund's net asset value of any increase or decrease in the value of the Fund's portfolio securities. Money borrowed will be subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances).

    COMMERCIAL PAPER: Commercial paper represents short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations, and finance companies. Each Fund's investments in commercial paper are limited to obligations rated Prime-1 by Moody's or A-1 by S&P, or if not rated, issued by companies having an outstanding debt issue currently rated Aaa or Aa by Moody's or AAA or AA by S&P.

    CONVERTIBLE SECURITIES: The convertible securities in which the Funds may invest include corporate bonds, notes, debentures and other securities convertible into common stocks. Because convertible securities can be converted into equity securities, their value will normally vary in some proportion with those of the underlying equity security. Convertible securities usually provide a higher yield than the underlying equity, so the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security.

    DEBT SECURITIES, IN GENERAL: Investment in debt securities, including municipal securities, involves both interest rate and credit risk. Generally, the value of debt instruments rises and falls inversely with fluctuations in interest rates. As interest rates decline, the value of debt securities generally increases. Conversely, rising interest rates tend to cause the value of debt securities to decrease. Bonds with longer maturities generally are more volatile than bonds with shorter maturities. The market value of debt securities also varies according to the relative financial condition of the issuer. In general, lower-quality bonds offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument.

    U.S. GOVERNMENT SECURITIES: U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Such securities include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes, and bonds) and (2) Federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates, which are mortgage-backed securities). When such securities are held to maturity, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest possible credit quality. U.S. Government securities that are not held to maturity are subject to variations in market value caused by fluctuations in interest rates.


    Mortgage-backed securities are securities representing part ownership of a pool of mortgage loans. Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the loans typically will be substantially less because the mortgages will be subject to principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the security. Conversely, rising interest rates tend to decrease the rate of prepayment, thereby lengthening the security's actual average life (and increasing the security's price volatility.) Since it is not possible to predict accurately the average life of a particular pool, and because prepayments are reinvested at current rates, mortgage-backed securities may involve significantly greater price and yield volatility than traditional debt securities.



    INVESTMENT GRADE DEBT SECURITIES: Bonds rated Aaa by Moody's and AAA by S&P are judged to be of the best quality (i.e., capacity to pay interest and repay principal is extremely strong). Bonds rated Aa/AA are considered to be of high quality (i.e., capacity to pay interest and repay principal is very strong and differs from the highest rated issues only to a small degree). Bonds rated A are viewed as having many favorable investment attributes, but elements may be present that suggest a susceptibility to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Bonds rated Baa/BBB (considered "medium grade" obligations) generally have an adequate capacity to pay interest and repay principal, but lack outstanding investment characteristics and have some speculative characteristics.



    LOW-RATED DEBT SECURITIES: Securities rated lower than Baa by Moody's or BBB by S&P, and comparable unrated securities (commonly referred to as "high yield" or "junk" bonds), are considered to have predominately speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. Investors in those Funds that invest in these securities should be aware of and willing to accept the special risks associated with these securities.


    While high yield debt securities are likely to have some quality and protective characteristics, these qualities are largely outweighed by the risk of exposure to adverse conditions and other uncertainties. Accordingly, investments in such securities, while generally providing for greater income and potential opportunity for gain than investments in higher-rated securities, also entail greater risk (including the possibility of default or bankruptcy of the issuer of such securities) and generally involve greater price volatility than securities in higher rating categories. IMI seeks to reduce risk through diversification (including investments in foreign securities), credit analysis and attention to current developments and trends in both the economy and financial markets. Should the rating of a portfolio security be downgraded, IMI will determine whether it is in the affected Fund's best interest to retain or dispose of the security (unless the security is downgraded below the rating of C, in which case IMI most likely would dispose of the security based on then existing market conditions). For additional information regarding the risks associated with investing in high yield bonds, see the SAI (in particular, Appendix A, which contains a more complete description of the ratings assigned by Moody's and S&P).


    FOREIGN CURRENCY EXCHANGE TRANSACTIONS: A Fund usually effects its currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market. However, some price spread on currency exchange (e.g., to cover service charges) is usually incurred when a Fund converts assets from one currency to another. A Fund may also be affected unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations or by political or economic developments in the U.S. or abroad. For example, significant uncertainty surrounds the proposed introduction of the euro (a common currency for the European Union) in January 1999 and its effect on the value of securities denominated in local European currencies. These and other currencies in which the Funds' assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.


    FOREIGN SECURITIES: The foreign securities in which the Funds invest may include non-U.S. dollar-denominated securities, Eurodollar securities, sponsored or unsponsored ADRs, GDRs, ADSs and GDSs, and debt securities issued, assumed or guaranteed by foreign governments (or political subdivisions or instrumentalities thereof). Investors should consider carefully the special risks that arise in connection with investing in securities issued by companies and governments of foreign nations, which are in addition to those risks that are generally associated with the Funds' investments.


    In many foreign countries there is less regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. For example, foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and foreign securities transactions may be subject to higher brokerage costs. There also tends to be less publicly available information about issuers in foreign countries, and foreign securities markets of many of the countries in which the Funds may invest may be smaller, less liquid and subject to greater price volatility than those in the United States. Securities issued in emerging market countries, including the developing countries of Latin America and Eastern Europe, may be even less liquid and more volatile than securities of issuers operating in more developed economies (e.g., countries in other parts of Europe). Generally, price fluctuations in the Funds' foreign security holdings are likely to be high relative to those of securities issued in the United States.



    Other risks include the possibility of expropriation, nationalization or confiscatory taxation, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), difficulties in pricing, default in foreign government securities, high rates of inflation, difficulties in enforcing foreign judgments, political or social instability, or other developments that could adversely affect the Funds' foreign investments. In addition, investing in foreign securities usually involves the use of foreign currencies. For a description of the risks associated with such currencies, see the SAI.


    The risks of investing in foreign securities (described above) are likely to be intensified in the case of investments in issuers domiciled or doing substantial business in countries with emerging or developing economies ("emerging markets"). For example, countries with emerging markets may have relatively unstable governments and therefore be susceptible to sudden adverse government action (such as nationalization of businesses, restrictions on foreign ownership or prohibitions against repatriation of assets). Security prices in emerging markets can also be significantly more volatile than in the more developed nations of the world, and communications between the U.S. and emerging market countries may be unreliable, increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Delayed settlements could cause a Fund to miss attractive investment opportunities or impair its ability to dispose of portfolio securities, resulting in a loss if the value of the securities subsequently declines. In addition, many emerging markets have experienced and continue to experience especially high rates of inflation. In certain countries, inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries.

    In recent years, many emerging market countries around the world have undergone political changes that have reduced government's role in economic and personal affairs and have stimulated investment and growth. In order for these emerging economies to continue to expand and develop industry, infrastructure and currency reserves, continued influx of capital is essential. Historically, there is a strong direct correlation between economic growth and stock market returns. While this is no guarantee of future performance, IMI believes that investment opportunities (particularly in the energy, environmental services, natural resources, basic materials, power, telecommunications and transportation industries) may result within the evolving economies of emerging market countries from which the Funds and their shareholders will benefit. IMI believes that similar investment opportunities will be created for companies involved in providing consumer goods and services (e.g., food, beverages, autos, housing, tourism and leisure, and merchandising).

    FORWARD FOREIGN CURRENCY CONTRACTS: A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date at a predetermined price. Although these contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, they also tend to limit any potential gain that might result should the value of the currencies increase. In addition, there may be an imperfect correlation between a Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss.

    OPTIONS AND FUTURES TRANSACTIONS: The Funds may use various techniques to increase or decrease their exposure to changing security prices, interest rates, currency exchange rates, commodity prices, or other factors that affect the value of the Funds' securities. These techniques may involve derivative transactions such as purchasing put and call options, selling put and call options, and engaging in transactions in foreign currency futures, stock index futures and related options.


    Each Fund may invest in options on securities in accordance with its stated investment objective and policies. A put option is a short-term contract that gives the purchaser of the option the right, in return for a premium, to sell the underlying security or currency to the seller of the option at a specified price during the term of the option. A call option is a short-term contract that gives the purchaser the right, in return for a premium, to buy the underlying security or currency from the seller of the option at a specified price during the term of the option. An option on a stock index gives the purchaser the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option.


    Each Fund may also enter into futures transactions in accordance with its stated investment objective and policies. An interest rate futures contract is an agreement between two parties to buy or sell a specified debt security at a set price on a future date. A foreign currency futures contract is an agreement to buy or sell a specified amount of a foreign currency for a set price on a future date. A stock index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period.

    Investors should be aware that the risks associated with the use of options and futures are considerable. Options and futures transactions generally involve a small investment of cash relative to the magnitude of the risk assumed, and therefore could result in a significant loss to a Fund if IMI judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments. A Fund may also experience a significant loss if it is unable to close a particular position due to the lack of a liquid secondary market. For further information regarding the use of options and futures transactions and any associated risks, see the SAI.

    REAL ESTATE INVESTMENT TRUSTS: A real estate investment trust ("REIT") is a corporation, trust or association that invests in real estate mortgages or equities for the benefit of its investors. REITs are dependent upon management skill, may not be diversified and are subject to the risks of financing projects. Equity REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and to maintain exemption under the Investment Company Act of 1940, as amended (the "1940 Act"). By investing in REITs indirectly through a Fund, a shareholder will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

    REPURCHASE AGREEMENTS: Repurchase agreements are agreements under which a Fund buys a money market instrument and obtains a simultaneous commitment from the seller to repurchase the instrument at a specified time and agreed-upon yield. Each Fund may enter into repurchase agreements with banks or broker-dealers deemed to be creditworthy by IMI under guidelines approved by the Board of Trustees. A Fund could experience a delay in obtaining direct ownership of the underlying collateral, and might incur a loss if the value of the security should decline.


    ILLIQUID SECURITIES: An "illiquid security" is an asset that may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security on its books. Illiquid securities may include securities that are subject to restrictions on resale ("restricted securities") because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"). Illiquid securities often offer the potential for higher returns than more readily marketable securities, but carry the risk that the Fund may not be able to dispose of them at an advantageous time or price. The Fund may have to bear the expense of registering restricted securities for resale, and the risk of substantial delays in effecting such registrations. In addition, issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would apply if their securities were publicly traded.


    SMALL COMPANIES: Investing in smaller company stocks involves certain special considerations and risks that are not usually associated with investing in larger, more established companies. For example, the securities of small or new companies may be subject to more abrupt or erratic market movements because they tend to be thinly traded and are subject to a greater degree to changes in the issuer's earnings and prospects. Small companies also tend to have limited product lines, markets or financial resources. Transaction costs associated with trading in smaller company stocks may be higher than those of larger companies.

    "WHEN-ISSUED" SECURITIES AND FIRM COMMITMENTS: Purchasing securities on a "when-issued" or firm commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

    ZERO COUPON BONDS: Zero coupon bonds are debt obligations issued without any requirement for the periodic payment of interest, and are issued at a significant discount from face value. Since the interest on such bonds is, in effect, compounded, they are subject to greater market value fluctuations in response to changing interest rates than debt securities that distribute income regularly. In addition, for Federal income tax purposes, a Fund generally recognizes and is required to distribute income generated by zero coupon bonds currently in the amount of the unpaid accrued interest, even though the actual income will not yet have been received by the Fund.


ORGANIZATION AND MANAGEMENT OF THE FUNDS



    Each Fund is organized as a separate, diversified portfolio of the Trust, an open-end management investment company organized as a Massachusetts business trust on December 21, 1983. The business and affairs of each Fund are managed under the direction of the Trustees. Information about the Trustees, as well as the Trust's executive officers, may be found in the SAI. The Trust has an unlimited number of authorized shares of beneficial interest, and currently has 18 separate portfolios. Each Fund offers Class A, Class B, Class C and Advisor Class (only the latter of which is offered by this Prospectus). Ivy Bond Fund also offers Class I shares. Shares of each Fund entitle their holders to one vote per share (with proportionate voting for fractional shares). The shares of each class represent an interest in the same portfolio of Fund investments. Each class of shares, except for the Advisor Class and Class I has a different Rule 12b-1 distribution plan and bears different distribution fees. Class I shares are subject to lower administrative service and transfer agency fees than the Funds' Class A, Class B, Class C and Advisor Class shares. Each class of shares also has its own sales charge and expense structure that may affect its performance relative to a Fund's other classes of shares. Shares of each class have equal rights as to voting, redemption, dividends and liquidation but have exclusive voting rights with respect to their Rule 12b-1 distribution plans.



    The Trust employs IMI to provide business management and investment advisory services, Mackenzie Investment Management Inc. ("MIMI") to provide administrative and accounting services, Ivy Mackenzie Distributors, Inc. ("IMDI") to distribute the Funds' shares and Ivy Mackenzie Services Corp. ("IMSC") to provide transfer agent and shareholder-related services for the Funds. IMI, IMDI and IMSC are wholly-owned subsidiaries of MIMI. IMI has been an investment advisor since 1992. As of March 31, 1998, IMI and MIMI had approximately $3.9 billion and $1.3 billion, respectively, in assets under management. MIMI is a subsidiary of Mackenzie Financial Corporation ("MFC"), which has been an investment counsel and mutual fund manager in Toronto, Ontario, Canada for more than 31 years.



INVESTMENT MANAGER



    For IMI's business management services and investment advisory services, each Fund pays a fee based on its average net assets at the percentage rates set forth below.



    Ivy Bond Fund pays a fee that is equal, on an annual basis to .75% of the first $100 million in average net assets, reduced to .50% of average net assets in excess of $100 million. For the year ended December 31, 1997, Ivy Bond Fund paid IMI an investment management fee at an effective rate of .72% of the Fund's average net assets.

    Ivy US Emerging Growth Fund pays a fee that is equal, on an annual basis, to .85% of its average net assets. IMI voluntarily limits Ivy US Emerging Growth
Fund's total operating expenses (excluding Rule 12b-1 fees, interest, taxes, brokerage commissions, litigation, indemnification, and extraordinary expenses) to 1.95% of the Fund's average net assets. Fund expenses for the year ended December 31, 1997 were below this limit. This voluntary expense limitation may be terminated or revised at any time.



    Ivy Growth Fund pays a fee that is equal, on an annual basis, to .85% of its average net assets. Ivy Growth with Income Fund pays a fee that is equal, on an annual basis, to .75% of its average net assets.



    IMI pays all expenses that it incurs in rendering management services to the Funds. Each Fund bears its own operational costs. General expenses of the Trust that are not readily identifiable as belonging to a particular Fund (or a particular class thereof) are allocated among and charged to each Fund based on its relative net asset size. Expenses that are attributable to a particular Fund (or class thereof) will be borne by that Fund (or class) directly.



    The investment management fees paid by the Funds are higher than those charged by many funds that invest primarily in U.S. Securities but not necessarily higher than the fees charged to funds with investment objectives similar to those of the Funds.


    PORTFOLIO MANAGEMENT: The following individuals have responsibilities for management of the Funds:


    - James W. Broadfoot is President and Chief Investment Officer of IMI and Vice President of the Trust, and has been a portfolio manager for Ivy US Emerging Growth Fund since the Fund's inception in 1993, Ivy Growth Fund since 1994 and Ivy Growth with Income Fund since 1997. Prior to joining the organization in 1990, Mr. Broadfoot was the principal in an investment counsel firm specializing in emerging growth companies. Mr. Broadfoot has 25 years of professional investment experience and is a Chartered Financial Analyst. He has an MBA from The Wharton School of The University of Pennsylvania.


    - Frank DuMond is a portfolio manager for Ivy Growth Fund and Ivy Growth with Income Fund. Mr. DuMond has served as portfolio manager since 1997, and prior to that served as a research analyst from 1994 through 1996. Mr. DuMond joined the organization in 1994 and has four years of professional investment experience. He is a Chartered Financial Analyst and holds a Bachelor of Science degree from the Massachusetts Institute of Technology.


    - Barbara Trebbi is a Senior Vice President of IMI, and has been a portfolio manager for Ivy Growth Fund since 1993. Ms. Trebbi joined the organization in 1988 and has 10 years of professional investment experience. She is a Chartered Financial Analyst and holds a Graduate Diploma from the London School of Economics.



    - The Ivy Bond Fund is managed using a team approach. Michael Borowsky has been a member of the team since 1994. During this period he has been responsible for the selection of high yield bonds and emerging market debt. Prior to joining Ivy Mackenzie, Mr. Borowsky was a fixed income specialist at Lehwald, Orosey and Pepe. He holds a Bachelor of Science degree in finance and economics from Drexel University.



    Brian Barrett joined the Ivy Bond Fund team in 1997 after having worked with the team on a number of global analysis projects. He has broad fixed income quantative experience. This includes working with Mellon Bond Associates as Vice President and Director of Research in 1987-1988. In this capacity he was a member of the Mellon Bank Trust Investment Committee which oversaw $190 billion of trust and custodial funds. Concurrent with his tenure at Ivy, Dr. Barrett is an Associate Professor of Finance at the University of Miami (Florida). Dr. Barrett is a Chartered Financial Analyst and holds a Ph.D in finance from the Georgia Institute of Technology.



    Michael G. Landry, Chairman and Director of Ivy Management, Inc., was president of the Fund from 1987 to 1996. From 1997 to present, Mr. Landry is Chairman of Ivy Bond Fund and is responsible for establishing the overall investment strategy of the Fund. Prior to joining the firm, Mr. Landry was a Senior Vice President and portfolio manager with Templeton International. He has more than 25 years of professional investment experience. Mr. Landry has a degree in economics from Carleton University.



FUND ADMINISTRATION AND ACCOUNTING


    MIMI provides various administrative services for the Funds, such as maintaining the registration of Fund shares under state "Blue Sky" laws, and assisting with the preparation of Federal and state income tax returns, financial statements and periodic reports to shareholders. MIMI also assists the Trust's legal counsel with the filing of registration statements, proxies and other required filings under Federal and state law. Under this arrangement, the average net assets attributable to each Fund's Advisor Class shares are subject to a fee, accrued daily and paid monthly, at an annual rate of .10%

    MIMI also provides certain accounting and pricing services for the Funds (see "Fund Accounting Services" in the SAI for more information).


TRANSFER AGENT


    IMSC is the transfer and dividend-paying agent for the Funds, and also provides certain shareholder-related services. Certain broker-dealers that maintain shareholder accounts with the Funds through an omnibus account provide transfer agent and other shareholder-related services that would otherwise be provided by IMSC if the individual accounts that comprise the omnibus account were opened by their beneficial owners directly (see "Investment Advisory and Other Services" in the SAI).


DIVIDENDS AND TAXES


    Distributions you receive from a Fund are reinvested in additional Advisor Class shares unless you elect to receive them in cash. Dividends ordinarily will vary from one class to another.


    Ivy Growth with Income Fund intends normally to declare a daily dividend, and pay accumulated dividends quarterly. If a shareholder of the Fund redeems all of his/her shares at any time prior to payment of a distribution, all declarations accrued to the date of redemption are paid in addition to the redemption proceeds. Ivy US Emerging Growth Fund and Ivy Growth Fund will distribute net investment income and net realized capital gains, if any, at least once a year. In order to provide steady cash flow to shareholders, Ivy Bond Fund intends to declare and pay dividends monthly. The Fund will distribute net realized capital gains, if any, at least once a year. A Fund may make an additional distribution of net investment income and net realized capital gains to comply with the calendar year distribution requirement under the excise tax provisions of Section 4982 of the Code.

    TAXATION: The following discussion is intended for general information only. You should consult with your tax adviser as to the tax consequences of an investment in a particular Fund, including the status of distributions from the Fund under applicable state or local law.

    Each Fund intends to qualify annually as a regulated investment company under the Code. To qualify, each Fund must meet certain income, distribution and diversification requirements. In any year in which a Fund qualifies as a regulated investment company and timely distributes all of its taxable income, the Fund generally will not pay any Federal income or excise tax.


    Dividends paid out of a Fund's investment company taxable income (including dividends, interest and net short-term capital gains) will be taxable to a shareholder as ordinary income. If a portion of a Fund's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the corporate dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, are taxable to individual shareholders at a maximum 20% or 28% capital gains rate, regardless of how long the shareholder has held the Fund's shares. Dividends are taxable to shareholders in the same manner whether received in cash or reinvested in additional Fund shares.


    A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

    Investments in securities that are issued at a discount will result each year in income to a Fund equal to a portion of the excess of the face value of the securities over their issue price, even though the Fund receives no cash interest payments from the securities.

    Income and gains received by a Fund from sources within foreign countries may be subject to foreign withholding and other taxes. Unless a Fund is eligible to and elects to "pass through" to its shareholders the amount of foreign income and similar taxes paid by the Fund, these taxes will reduce the Fund's investment company taxable income, and distributions of investment company taxable income received from the Fund will be treated as U.S. source income.


    Any gain or loss realized by a shareholder upon the sale or other disposition of shares of a Fund, or upon receipt of a distribution in complete liquidation of the Fund, generally will be a capital gain or loss which may be eligible for reduced Federal tax rates, generally depending upon the shareholder's holding period for the shares.


    A Fund may be required to withhold U.S. Federal income tax at the rate of 31% of all distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service ("IRS") that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. Federal income tax liability.

    Fund distributions may be subject to state, local and foreign taxes. Distributions of a Fund which are derived from interest on obligations of the U.S. Government and certain of its agencies, authorities and instrumentalities may be exempt from state and local taxes in certain states. Further information relating to tax consequences is contained in the SAI.


PERFORMANCE DATA


    Performance information (e.g., "total return" and "yield") is computed separately for each class of Fund shares in accordance with formulas prescribed by the SEC. Performance information for each class may be compared in reports and promotional literature to indices such as the Standard and Poor's 500 Stock Index, Dow Jones Industrial Average, and Morgan Stanley Capital International World Index. Advertisements, sales literature and communications to shareholders may also contain statements of a Fund's current yield, various expressions of total return and current distribution rate. Performance figures will vary in part because of the different expense structures of the Funds' different classes. ALL PERFORMANCE INFORMATION IS HISTORICAL AND IS NOT INTENDED TO SUGGEST FUTURE RESULTS.

    "Total return" is the change in value of an investment in a Fund for a specified period, and assumes the reinvestment of all distributions and imposition of the maximum applicable sales charge. "Average annual total return" represents the average annual compound rate of return of an investment in a particular class of Fund shares assuming the investment is held for one year, five years and ten years as of the end of the most recent calendar quarter. Where a Fund provides total return quotations for other periods, or based on investments at various sales charge levels or at net asset value, "total return" is based on the total of all income and capital gains paid to (and reinvested by) shareholders, plus (or minus) the change in the value of the original investment expressed as a percentage of the purchase price.

    "Current yield" reflects the income per share earned by a Fund's portfolio investments, and is calculated by dividing the Fund's net investment income per share during a recent 30-day period by the maximum public offering price on the last day of that period and then annualizing the result. Dividends or distributions that were paid to a Fund's shareholders are reflected in the "current distribution rate," which is computed by dividing the total amount of dividends per share paid by a Fund during the preceding 12 months by the Fund's current maximum offering price (which includes any applicable sales charge). The "current distribution rate" will differ from the "current yield" computation because it may include distributions to shareholders from sources other than dividends and interest, short term capital gain and net equalization credits and will be calculated over a different period of time.


HOW TO BUY SHARES


    Advisor Class shares are offered through this Prospectus only to the following investors:

(i) trustees or other fiduciaries purchasing shares for employee benefit plans that are sponsored by organizations that have at least 1,000 employees;

(ii) any account with assets of at least $10,000 if (a) a financial planner, trust company, bank trust department or registered investment adviser has investment discretion, and where the investor pays such person as compensation for its advice and other services an annual fee of at least .50% on the assets in the account, or (b) such account is established under a "wrap fee" program and the account holder pays the sponsor of the program an annual fee of at least .50% on the assets in the account;

(iii) officers and Trustees of the Trust (and their relatives);

(iv) officers, directors, employees, retired employees, legal counsel and accountants of IMI, MIMI, and MFC (and their relatives); and

(v) directors, officers, partners, registered representatives, employees and retired employees (and their relatives) of dealers having a sales agreement with IMDI (or trustees or custodians of any qualified retirement plan or IRA established for the benefit of any such person).

    OPENING AN ACCOUNT: Complete and sign the Account Application on the last page of this Prospectus. Make your check payable to the Fund in which you are investing. No third party checks will be accepted. Deliver these items to your registered representative or selling broker, or send them to one of the addresses below:

    Regular Mail:

                          IVY MACKENZIE SERVICES CORP.
                                 P.O. BOX 3022
                           BOCA RATON, FL 33431-0922

    Courier:

                          IVY MACKENZIE SERVICES CORP.
                      700 SOUTH FEDERAL HIGHWAY, SUITE 300
                              BOCA RATON, FL 33432

    The Funds reserve the right to reject any purchase order.

    MINIMUM INVESTMENT POLICIES: The minimum initial investment in Advisor Class shares is $10,000. The minimum additional investment is $250. Initial or additional amounts for retirement accounts may be less (see "Retirement Plans").

    BUYING ADDITIONAL SHARES: You may add to your account at any time through any of the following options:

    By Mail: Complete the investment slip attached to your statement, or write instructions including the account registration, fund number, and account number of the shares you wish to purchase. Send your check (payable to the Fund in which you are investing) and investment slip or written instructions to one of the addresses above.

    Through Your Broker: Deliver to your registered representative or selling broker the investment slip attached to your statement (or written instructions) along with your payment.

    By Wire: Purchases may also be made by wiring money from your bank account to your Ivy account. Your bank may charge a fee for wiring funds. Before wiring any funds, please call IMSC at 1-800-777-6472. Wiring instructions are as follows:

                      FIRST UNION NATIONAL BANK OF FLORIDA
                                JACKSONVILLE, FL
                                 ABA#063000021
                             ACCOUNT #2090002063833
                             FOR FURTHER CREDIT TO:
                         YOUR IVY ACCOUNT REGISTRATION
                      YOUR FUND NUMBER AND ACCOUNT NUMBER

    By Automatic Investment Method: Complete Sections 6A and 7B on the Account Application (See "Automatic Investment Method" on page 12 for more information).


HOW YOUR PURCHASE PRICE IS DETERMINED


    Your purchase price for Advisor Class shares of a Fund is the net asset value ("NAV") per share.

    Share purchases will be made at the next determined price after your purchase order is received. The price is effective for orders received by IMSC or by your registered securities dealer prior to the time of the determination of the NAV. Any orders received after the time of the determination of the NAV will be entered at the next calculated price.

    Orders placed with a securities dealer before the NAV is determined and that are transmitted through the facilities of the National Securities Clearing Corporation on the same day are confirmed at that day's price. Any loss resulting from the dealer's failure to submit an order by the deadline will be borne by that dealer.

    You will receive an account statement after any purchase, exchange or full liquidation. Statements related to reinvestment of dividends, capital gains, automatic investment plans (see the SAI for further explanation) and/or systematic withdrawal plans will be sent quarterly.


HOW EACH FUND VALUES ITS SHARES



    The NAV per share is the value of one share. The NAV is determined for each Class of shares as of the close of the New York Stock Exchange (the "Exchange") on each day the Exchange is open by dividing the value of a Fund's net assets attributable to a class by the number of shares of that class that are outstanding, adjusted to the nearest cent. These procedures are described more completely in the SAI.



    The Trustees have established procedures to value a Fund's securities in order to determine the NAV. Securities and other assets for which market prices are not readily available are valued at fair value, as determined by IMI and approved by the Trustees. Money market instruments of a Fund are valued at amortized cost.



    Trading in securities on European and Far Eastern securities exchanges is normally completed before the close of regular trading on the Exchange. Trading on these foreign exchanges may not take place on all days on which there is regular trading on the Exchange, or may take place on days on which there is no regular trading on the Exchange. If events materially affecting the value of the Fund's portfolio securities occur between the time when these foreign exchanges close and the time when the Fund's net asset value is calculated, such securities may be valued at fair value as determined by IMI and approved by the Trustees.



    ARRANGEMENTS WITH BROKER-DEALERS AND OTHERS: IMDI may, at its own expense, pay concessions to dealers that satisfy certain criteria established from time to time by IMDI. These conditions relate to increasing sales of shares of the Funds over specified periods and to certain other factors. These payments may, depending on the dealer's satisfaction of the required conditions, be periodic and may be up to (i) .25% of the value of Fund shares sold by the dealer during a particular period, and (ii) .10% of the value of Fund shares held by the dealer's customers for more than one year, calculated on an annual basis.


    An investor may be charged a transaction fee for Advisor Class shares purchased or redeemed through a broker or agent other than IMDI.


HOW TO REDEEM SHARES



    You may redeem your Advisor Class shares through your registered securities representative, by mail or by telephone. All redemptions are made at the NAV next determined after a redemption request has been received in good order. Requests for redemptions must be received by 4:00 p.m. Eastern time to be processed at the NAV for that day. Any redemption request in good order that is received after 4:00 p.m. Eastern time will be processed at the price determined on the following business day. If you own shares of more than one class of any Fund, the Fund will redeem first the shares having the highest

12b-1 fees; any shares subject to a CDSC will be redeemed last unless you specifically elect otherwise.



    When shares of a Fund are redeemed, the Fund normally will send redemption proceeds to you on the next business day, but may take up to seven business days (or longer in the case of shares recently purchased by check). Under unusual circumstances, a Fund may suspend redemptions or postpone payment to the extent permitted by Federal securities laws. The proceeds of the redemption may be more or less than the purchase price of your shares, depending upon, among other factors, the market value of the Fund's securities at the time of the redemption. If the redemption is for over $50,000, or the proceeds are to be sent to an address other than the address of record, or an address change has occurred in the last 30 days, it must be requested in writing with a signature guarantee. See "Signature Guarantees," below.


    If you are not certain of the requirements for a redemption, please contact IMSC at 1-800-777-6472.

    THROUGH YOUR REGISTERED SECURITIES DEALER: The Dealer is responsible for promptly transmitting redemption orders. Redemptions requested by dealers will be made at the NAV determined at the close of regular trading (4:00 p.m. Eastern time) on the day that a redemption request is received in good order by IMSC.

    BY MAIL: Requests for redemption in writing are considered to be in "proper or good order" if they contain the following:

    - Any outstanding certificate(s) for shares being redeemed.

    - A letter of instruction, including the account registration, fund number, account number, and dollar amount or number of shares to be redeemed.

    - Signatures of all registered owners whose names appear on the account.

    - Any required signature guarantees.

    - Other supporting legal documentation, if required (in the case of estates, trusts, guardianships, corporations, unincorporated associations retirement plan trustees or others acting in representative capacities).

    The dollar amount or number of shares indicated for redemption must not exceed the available shares or NAV of your account at the next-determined prices. If your request exceeds these limits, then the trade will be rejected in its entirety.

    Mail your request to IMSC at one of the addresses on page 8 of this Prospectus.

    BY TELEPHONE: Individual and joint accounts may redeem up to $50,000 per day over the telephone by contacting IMSC at 1- 800-777-6472. In times of unusual economic or market changes, the telephone redemption privilege may be difficult to implement. If you are unable to execute your transaction by telephone, you may want to consider placing the order in writing and sending it by mail or overnight courier.

    Checks will be made payable to the current account registration and sent to the address of record. If there has been a change of address in the last 30 days, please use the instructions for redemption requests by mail described above. A signature guarantee would be required.

    Requests for telephone redemptions will be accepted from the registered owner of the account, the designated registered representative or the registered representative's assistant.

    Shares held in certificate form cannot be redeemed by telephone.

    If Section 6E of the Account Application is not completed, telephone redemption privileges will be provided automatically. Although telephone redemptions may be a convenient feature, you should realize that you may be giving up a measure of security that you may otherwise have if you terminated the privilege and redeemed your shares in writing. If you do not wish to make telephone redemptions or let your registered representative do so on your behalf, you must notify IMSC in writing.

    Each Fund employs reasonable procedures that require personal identification prior to acting on redemption instructions communicated by telephone to confirm that such instructions are genuine. In the absence of such procedures, a Fund may be liable for any losses due to unauthorized or fraudulent telephone instructions.

    Receiving Your Proceeds by Federal Funds Wire: For shareholders who established this feature at the time they opened their account, telephone instructions will be accepted for redemption of amounts up to $50,000 ($1,000 minimum) and proceeds will be wired on the next business day to a predesignated bank account.

    In order to add this feature to an existing account or to change existing bank account information, please submit a letter of instructions including your bank information to IMSC at the address provided above. The letter must be signed by all registered owners, and their signatures must be guaranteed.

    Your account will be charged a fee of $10 each time redemption proceeds are wired to your bank. Your bank may also charge you a fee for receiving a Federal Funds wire.

    Neither IMSC nor any of the Funds can be responsible for the efficiency of the Federal Funds wire system or the shareholder's bank.


MINIMUM ACCOUNT BALANCE REQUIREMENTS


    Due to the high cost of maintaining small accounts and subject to state law requirements, a Fund may redeem the accounts of shareholders whose investment has been less than $10,000 for more than 12 months. A Fund will not redeem an account unless the shareholder has been given at least 60 days' advance notice of the Fund's intention to do so. No redemption will be made if a shareholder's account falls below the minimum due to a reduction in the value of the Fund's portfolio securities. This provision does not apply to IRAs, other retirement accounts and UGMA/UTMA accounts.


SIGNATURE GUARANTEES


    For your protection, and to prevent fraudulent redemptions, we require a signature guarantee in order to accommodate the following requests:

    - Redemption requests over $50,000.

    - Requests for redemption proceeds to be sent to someone other than the registered shareholder.

    - Requests for redemption proceeds to be sent to an address other than the address of record.

    - Registration transfer requests.


    - Requests for redemption proceeds to be wired to your bank account (if this option was not selected on your original application, or if you are changing the bank wire information).

    A signature guarantee may be obtained only from an eligible guarantor institution as defined in Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended. An eligible guarantor institution includes banks, brokers, dealers, municipal securities dealers, government securities dealers, government securities brokers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. The signature guarantee must not be qualified in any way. Notarizations from notary publics are not the same as signature guarantees, and are not accepted.

    Circumstances other than those described above may require a signature guarantee. Please contact IMSC at 1-800-777-6472 for more information.


CHOOSING A DISTRIBUTION OPTION


    You have the option of selecting the distribution option that best suits your needs:

    AUTOMATIC REINVESTMENT OPTION -- Both dividends and capital gains are automatically reinvested at NAV in additional Advisor Class shares of a Fund unless you specify one of the other options.


    INVESTMENT IN ANOTHER IVY FUND -- Both dividends and capital gains are automatically invested at NAV in the Advisor Class shares of another Ivy fund.



    DIVIDENDS IN CASH/CAPITAL GAINS REINVESTED -- Dividends will be paid in cash. Capital gains will be reinvested at NAV in additional Advisor Class shares of a Fund or the Advisor Class shares of another Ivy fund.


    DIVIDENDS AND CAPITAL GAINS IN CASH -- Both dividends and capital gains will be paid in cash.


    If you wish to have your cash distributions deposited directly to your bank account via electronic funds transfer ("EFT"), or if you wish to change your distribution option, please contact IMSC at 1-800-777-6472.


    If you wish to have your cash distributions go to an address other than the address of record you must provide IMSC with a letter of instruction signed by all registered owners with signatures guaranteed.


TAX IDENTIFICATION NUMBER


    In general, to avoid being subject to a 31% U.S. Federal backup withholding tax on dividends, capital gains distributions and redemption proceeds, you must furnish a Fund with your certified tax identification number ("TIN") and certify that you are not subject to backup withholding due to prior underreporting of interest and dividends to the IRS. If you fail to provide a certified TIN, or such other tax-related certifications as a Fund may require, within 30 days of opening your new account, each Fund reserves the right to involuntarily redeem your account and send the proceeds to your address of record.

    You can avoid the above withholding and/or redemption by correctly furnishing your TIN, and making certain certifications, in Section 2 of the Account Application at the time you open your new account, unless the IRS requires that backup withholding be applied to your account.

    Certain payees, such as corporations, generally are exempt from backup withholding. Please complete IRS Form W-9 with the Account Application to claim this exemption. If the registration is for an UGMA/UTMA account, please provide the social security number of the minor. Alien individuals must furnish their individual TIN on a completed IRS Form W-9. Other non-U.S. investors who are not required to have a TIN must provide, with their Account Application, a completed IRS Form W-8.


CERTIFICATES



    In order to facilitate transfers, exchanges and redemptions, most shareholders elect not to receive certificates. Should you wish to have a certificate issued, please contact IMSC at 1-800-777-6472 and request that one be sent to you. (Retirement plan accounts are not eligible for this service.) Please note that if you were to lose your certificate, you would incur an expense to replace it.


    Certificates requested by telephone for shares valued up to $50,000 will be issued to the current registration and mailed to the address of record. Should you wish to have your certificates mailed to a different address, or registered differently from the current registration, contact IMSC at 1-800-777-6472.


EXCHANGE PRIVILEGE


    Advisor Class shareholders may exchange their outstanding Advisor Class shares for Advisor Class shares of another Ivy fund (other than Ivy International Fund), or Ivy Money Market Fund, on the basis of the relative NAV per Advisor Class share. Exchanges into an Ivy fund in which shares are not already held are subject to certain minimum investment restrictions. See "Exchange of Shares" in the SAI or contact IMSC at 1-800-777-6472 for further details. The Funds reserve the right to reject any exchange order.


    Exchanges are considered to be taxable events, and may result in a capital gain or a capital loss for tax purposes. Before executing an exchange, you should obtain and read the prospectus and consider the investment objective of the fund to be purchased. Share certificates must be unissued (i.e., held by a Fund) in order to execute an exchange. Exchanges are available only in states where they can be legally made. The Funds reserve the right to limit the frequency of exchanges. Exchanges are accepted only if the registrations of the two accounts are identical. Amounts to be exchanged must meet minimum investment requirements for the Ivy fund into which the exchange is made. It is the policy of the Funds to discourage the use of the exchange privilege for the purpose of timing short-term market fluctuations. To protect the interests of other shareholders of a Fund, a Fund may cancel the exchange privileges of any persons that, in the opinion of the Fund, are using market timing strategies or are making more than five exchanges per owner or controlling person per calendar year.


    EXCHANGES BY TELEPHONE: If Section 6D of the Account Application is not completed, telephone exchange privileges will be provided automatically for accounts qualifying for this option. Although telephone exchanges may be a convenient feature, you should realize that you may be giving up a measure of security that you may otherwise have if you terminated the privilege and exchanged your shares in writing. If you do not wish to make telephone exchanges or let your registered representative do so on your behalf, you must notify IMSC in writing.

    In order to execute an exchange, please contact IMSC at 1-800-777-6472. Have the account number of your current fund and the exact name in which it is registered available to give to the telephone representative.

    Each Fund employs reasonable procedures that require personal identification prior to acting on exchange instructions communicated by telephone to confirm that such instructions are genuine. In the absence of such procedures, a Fund may be liable for any losses due to unauthorized or fraudulent telephone instructions.

    EXCHANGES IN WRITING: In a letter, request an exchange and provide the following information:

    - The name and class of the fund whose shares you currently own.

    - Your account number.

    - The name(s) in which the account is registered.

    - The name of the fund in which you wish your exchange to be invested.

    - The number of shares or the dollar amount you wish to exchange.

    The request must be signed by all registered owners.


SYSTEMATIC WITHDRAWAL PLAN



    You may elect the Systematic Withdrawal Plan at any time by completing the Account Application, which is attached to this Prospectus. You can also obtain this application by contacting your registered representative or IMSC at 1-800-777-6472. To be eligible, you must continually maintain an account balance of at least $10,000. Payments (minimum distribution amount -- $50) from your account can be made monthly, quarterly, semi-annually, annually or on a selected monthly basis, to yourself or any other designated payee. You may elect to have your systematic withdrawal paid directly to your bank account via EFT, at no charge. Share certificates must be unissued (i.e., held by a Fund) while the plan is in effect. A Systematic Withdrawal Plan may not be established if you are currently participating in the Automatic Investment Method. For more information, please contact IMSC at 1-800-777-6472.


    If payments you receive through the Systematic Withdrawal Plan exceed the dividends and capital appreciation of your account, you will be reducing the value of your account. Additional investments made by shareholders participating in the Systematic Withdrawal Plan must equal at least $250 while the plan is in effect. Redemptions are taxable events.

    Amounts paid to you through the Systematic Withdrawal Plan are derived from the redemption of shares in your account.

    Should you wish at any time to add a Systematic Withdrawal Plan to an existing account or change payee instructions, you will need to submit a written request, signed by all registered owners, with signatures guaranteed.

    Retirement accounts are eligible for Systematic Withdrawal Plans. Please contact IMSC at 1-800-777-6472 to obtain the necessary paperwork to establish a plan.

    If the U.S. Postal Service cannot deliver your checks, or if deposits to a bank account are returned for any reason, your redemptions will be discontinued.


AUTOMATIC INVESTMENT METHOD


    You may authorize an investment to be automatically drawn each month from your bank for investment in Fund shares by completing Sections 6A and 7B of the Account Application. Attach a "voided" check to your Account Application. At pre-specified intervals, your bank account will be debited and the proceeds will be credited to your Ivy account. The minimum investment under this plan is $250 per month ($25 per month for retirement plans). There is no charge to you for this program.

    You may terminate or suspend your Automatic Investment Method by telephone at any time by contacting IMSC at 1-800-777- 6472.

    If you have investments being withdrawn from a bank account and we are notified that the account has been closed, your Automatic Investment Method will be discontinued.


CONSOLIDATED ACCOUNT STATEMENTS


    Shareholders with two or more Ivy fund accounts having the same taxpayer I.D. number will receive a single quarterly account statement, unless otherwise specified. This feature consolidates the activity for each account onto one statement. Requests for quarterly consolidated statements for all other accounts must be submitted in writing and must be signed by all registered owners.


RETIREMENT PLANS


    The Ivy Funds offer several tax-sheltered retirement plans that may fit your needs:

    - Traditional and Roth IRAs

    - 401(k), Money Purchase Pension and Profit Sharing Plans

    - SEP-IRA (Simplified Employee Pension Plan)

    - 403(b)(7) Plan

    - SIMPLE Plans (Individual Retirement Account and 401(k))

    Minimum initial and subsequent investments for retirement plans are $25.

    Investors Bank & Trust, which serves as custodian or trustee under the retirement plan prototypes available from each Fund, charges certain nominal fees for annual maintenance. A portion of these fees is remitted to IMSC as compensation for its services to the retirement plan accounts maintained with each Fund.

    Distributions from retirement plans are subject to certain requirements under the Code. Certain documentation, including IRS Form W4-P, must be provided to IMSC prior to taking any distribution. Please contact IMSC for details. The Ivy funds and IMSC assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws, and will not be responsible for any penalties assessed. For additional information, please contact your broker, tax adviser or IMSC.

    Please call IMSC at 1-800-777-6472 for complete information kits describing the plans, their benefits, restrictions, provisions and fees.


SHAREHOLDER INQUIRIES


    Inquiries regarding the Funds should be directed to IMSC at 1-800-777-6472.

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

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
                               ADVISOR CLASS SHARES
                              ACCOUNT APPLICATION
                                                            ___________________
                                 IVY BOND FUND                ACCOUNT NUMBER:
                                IVY GROWTH FUND
                          IVY GROWTH WITH INCOME FUND
                          IVY US EMERGING GROWTH FUND

 PLEASE MAIL APPLICATIONS AND CHECKS TO: Ivy Mackenzie Services Corp., P.O. Box
                        3022, Boca Raton, FL 33431-0922.
 (This application should not be used for retirement accounts for which Ivy is custodian.)



  FUND                                              101/                   1 / 2   1 / 2     0 / 1    0 / X
   USE    ___________          ________     _____   _________     ______   ______  _____     ______   ______
  ONLY    Dealer #             Branch #     Rep #   Acct Type     Soc Cd   Div Cd  CG Cd     Exc Cd   Red Cd
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________

1  REGISTRATION

           [ ] Individual            ____________________________________________________________
           [ ] Joint Tenant          Owner, Custodian or Trustee
           [ ] Estate                ____________________________________________________________
           [ ] UGMA/UTMA             Co-owner or Minor
           [ ] Corporation           ____________________________________________________________
           [ ] Partnership                                             Minor's State of Residence
           [ ] Sole Proprietor       ____________________________________________________________
           [ ] Trust                 Street
           [ ] Other                 ____________________________________________________________
                                     City              State                      Zip Code
            ___________________
               Date of Trust               _        _                              _      _
           [ ] Other __________      ______________________               _______________________
                                     Phone Number __ Day                  Phone Number __ Evening
            ___________________






____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________

2  TAX ID#

                  -           -     or               -             Citizenship:   [ ] U.S.       [ ] Other
           ______________________        _________________________                                         _____________
           Social Security Number        Tax Identification Number

           UNDER PENALTIES OF PERJURY, I CERTIFY BY SIGNING IN SECTION 8 BELOW THAT: (1) THE NUMBER SHOWN IN
           THIS SECTION IS MY CORRECT TAXPAYER IDENTIFICATION NUMBER (TIN), AND (2) I AM NOT SUBJECT TO BACKUP
           WITHHOLDING BECAUSE: (A) I HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE (IRS) THAT I AM
           SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR (B)
           THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING. (CROSS OUT ITEM (2) IF
           YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY SUBJECT TO BACKUP WITHHOLDING BECAUSE OF
           UNDERREPORTING INTEREST OR DIVIDENDS ON YOUR TAX RETURN.) PLEASE SEE THE "TAX IDENTIFICATION
           NUMBER" SECTION OF THE PROSPECTUS FOR ADDITIONAL INFORMATION ON COMPLETING THIS SECTION.

____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________

3  DEARLER INFORMATION

           The undersigned ("Dealer") agrees to all applicable provisions in this Application, guarantees the signature and legal capacity of the Shareholder, and agrees to notify IMSC of any purchases made under a Letter of Intent or Rights of
           Accumulation.

           ________________________________________________       _________________________________________________________________
           Dealer Name                                            Representative's Name and Number

           ________________________________________________       _________________________________________________________________
           Branch Office Address                                  Representative's Phone Number

           ________________________________________________       _________________________________________________________________
           City                State                Zip Code      Authorized Signature of Dealer

____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________

4  INVESTMENTS

           A.   Enclosed is my check for $ _______________($10,000 minimum) made payable to the appropriate Fund*. Please invest it as follows:

                $ _______________ Ivy Bond Fund (605)

                $ _______________ Ivy Growth Fund (630)

                $ _______________ Ivy Growth with Income Fund (631)

                $ _______________ Ivy US Emerging Growth Fund (639)

                *If investing in more than one fund, make your check payable to "Ivy Funds".

           B.   FOR DEALER USE ONLY
                Confirmed trade orders:
                                                               _______________             _______________ - ______   ______________
                                                               Confirm Number              Number of Shares           Trade Date
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
5  DISTRIBUTION OPTIONS

       I would like to reinvest dividends and capital gains into additional shares in this account at net asset value unless a different option is checked below.

       A. [ ] Reinvest all dividends and capital gains into additional shares of a different Ivy fund.

              ___________________________       ___________________________________           [ ] New Account
              Fund Name                         Account Number

       B. [ ] Pay all dividends in cash and reinvest capital gains into additional shares of this Fund or a differenct Ivy fund.

              ___________________________       ___________________________________           [ ] New Account
              Fund Name                         Account Number
       C. [ ] Pay all dividends and capital gains in cash.
                                  I REQUEST THE ABOVE CASH DISTRIBUTION, SELECTED IN C OR D ABOVE, BE:

          [ ] Sent to the address listed in the registration. [ ] Sent to the special payee listed in Section 7A [ ] (By Mail)
                                                                                                              7B [ ] (By E.F.T.)


6  OPTIONAL SPECIAL FEATURES
____________________________________________________________________________________________________________________________________
   A. [ ] AUTOMATIC INVESTMENT METHOD (AIM)
           I wish to invest:               My Bank account will be debted on or about the:

                       [ ] Annually                  _________________ day of the month of  _____________

                       [ ] Semi-Annually             _________________ day of the months of _____________ and ____________

                       [ ] Quarterly                 _________________ day of the [ ] first month of each calendar quarter
                                                                                  [ ] second
                                                                                  [ ] third
                        [ ] Monthly

                             [ ] once per month   ________ day of the month*
                             [ ] twice            ________ day of the month*
                             [ ] 3 times          ________ day of the month*
                             [ ] 4 times          ________ day of the month*


           Please invest $_____________ each period starting in the month of _________ in Advisor Class shares of _______________.
                          Dollar Amount                                        Month                                 Fund Name

           [ ] I have attached a voided check to ensure my correct bank account will be debited.

   B. [ ] SYSTEMATIC WITHDRAWAL PLANS**
           I wish to automatically withdraw funds from my               [ ] Monthly  [ ] Quarterly [ ] Semi-Annually [ ] Annually
           account in Advisor Class shares of _________________         I request the distribution be:
                                                  Fund Name             [ ] Sent to the address listed in the registration.
              [ ] Once [ ] Twice [ ] 3 times [ ] 4 times per month      [ ] Sent to the special payee listed in Section 7.
                                                                        [ ] Invested into additional shares of the same
                                                                            class of a different Ivy fund: _________________________
                                                                                                                    Fund Name

                                                                                                              |_|_|_|_|_|_|_|_|_|_|
                                                                                                                  Account Number

           Amount $______________, starting on or about the ________ day of  __________________________
                    Minimum $250                                                       month
                                                            ________ day of  __________________________
                                                                                       month
                                                            ________ day of  __________________________
                                                                                       month*

           NOTE: Account minimum: $10,000 in shares at current offering price

   C. [ ] ELECTRONIC FUNDS TRANSFER FOR REDEMPTION PROCEEDS**
          I authorize the Agent to honor telephone instructions for the redemption of Fund shares up to $50,000. Proceeds may be wire transferred to the bank account designated ($1,000 minimum). (COMPLETE SECTION 7B)

   D. [ ] TELEPHONIC EXCHANGES** [ ] YES [ ] NO
          I authorize exchanges by telephone among the Ivy family of funds, upon instructions from any person as more fully described in the Prospectus. To change this option once established, written instructions must be received from the shareholder of record or the current registered representative.

          If neither box is checked, the telephone exchange privilege will be provided automatically.

   E. [ ] TELEPHONIC REDEMPTIONS** [ ] YES [ ] NO
          The Fund or its agents are authorized to honor telephone instructions from any person as more fully described in the
          Prospectus for the redemption of Fund shares. The amount of the redemption shall not exceed $50,000 and the proceeds are to be payable to the shareholder of record and mailed to the address of record. To change this option once established, written instructions must be received from the shareholder of record or the current registered representative.

          If neither box is checked, the telephone exchange privilege will be provided automatically.

           * There must be a period of at least seven calendar days between each investment/withdrawal period.

          ** This option may not be selected if shares are issued in certificate form.
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
7  SPECIAL PAYEE

   A.                       MAILING ADDRESS                     B.                    FED WIRE / E.F.T. INFORMATION
          Please send all disbursements to this special payee
                                                                    ________________________________________________________________
                                                                                          Financial Institution
          ___________________________________________________
          Name of Bank or Individual
                                                                    ______________________________   _______________________________
                                                                             ABA #                   Account #
          ___________________________________________________
          Account Number (if applicable)
                                                                    ________________________________________________________________
          ___________________________________________________       Street
          Street

          ___________________________________________________       ________________________________________________________________
          City/State/Zip                                            City/State/Zip

                                                                                        (Please attach a voided check)
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
8  SIGNATURES

   Investors should be aware that failure to check "No" under Section 6D or 6E above means that the Telephone Exchange/Redemptions
   Privileges will be provided. The Funds employ reasonable procedures that require personal identification prior to acting on exchange/redemption instructions communicated by telephone to confirm that such instructions are genuine. In the absence of such procedures, a Fund may be liable for any losses due to unauthorized or fraudulent telephone instructions. Please see "Exchange
   Privilege" and "How to Redeem Shares" in the Prospectus for more information on these privileges.

   I certify to my legal capacity to purchase or redeem shares of the Fund for my own account or for the account of the organization named in Section 1. I have received a current Prospectus and understand its terms are incorporated in this application by reference. I am certifying my taxpayer information as stated in Section 2.

   THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS
   REQUIRED TO AVOID BACKUP WITHHOLDING.


   ________________________________________________________________________________   ___________________
   Signature of Owner, Custodian, Trustee or Corporate Officer                        Date


   ________________________________________________________________________________   ___________________
   Signature of Joint Owner, Co-Trustee or Corporate Officer                          Date
____________________________________________________________________________________________________________________________________

                          (Remember to Sign Section 8)

April 30, 1998

IVY
INTERNATIONAL
EQUITY
FUNDS

----------
Prospectus
----------

Ivy Management, Inc.
Via Mizner Financial
Plaza
700 South Federal Hwy.
Boca Raton, FL 33432
1-800-456-5111

THROUGHOUT THE
CENTURIES,
THE CASTLE KEEP HAS
BEEN A SOURCE
OF LONG-RANGE VISION
AND STRATEGIC
ADVANTAGE.


         Ivy Fund (the "Trust") is a registered investment company currently consisting of eighteen separate portfolios. The Class A, Class B, Class C and Class I (if applicable) shares of twelve of these portfolios, as identified below (the "Funds"), are described in this Prospectus. The Advisor Class shares of the Funds (other than Ivy International Fund) are described in a separate prospectus dated April 30, 1998. Each Fund has its own investment objective and policies, and your interest is limited to the Fund in which you own shares.

         The twelve Ivy international equity funds are:
                  Ivy Asia Pacific Fund
                  Ivy Canada Fund
                  Ivy China Region Fund
                  Ivy Developing Nations Fund
                  Ivy Global Fund
                  Ivy Global Natural Resources Fund
                  Ivy Global Science & Technology Fund
                  Ivy International Fund II
                  Ivy International Fund
                  Ivy International Small Companies Fund
                  Ivy Pan-Europe Fund
                  Ivy South America Fund

         This Prospectus sets forth concisely the information about the Funds that a prospective investor should know before investing. Please read it carefully and retain it for future reference. Additional information about the Funds is contained in the Statement of Additional Information for the Funds dated April 30, 1998 (the "SAI"), which has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. The SAI is available upon request and without charge from the Trust at the Distributor's address and telephone number below. The SEC maintains a web site (http://www.sec.gov) that contains the SAI and other material incorporated by reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

IVY FUNDS(R)

TABLE OF CONTENTS
Expense Information ........................................     2
The Funds' Financial Highlights ............................     6
Investment Objective and Policies ..........................    15
Risk Factors and Investment Techniques .....................    20
Organization and Management of the Funds ...................    24
Investment Manager .........................................    25
Fund Administration and Accounting .........................    26
Transfer Agent .............................................    26
Alternative Purchase Arrangements ..........................    26
Dividends and Taxes ........................................    27
Performance Data ...........................................    27
How to Buy Shares ..........................................    27
How Your Purchase Price is Determined ......................    28
How Each Fund Values its Shares ............................    28
Initial Sales Charge Alternative-Class A Shares ............    28
Contingent Deferred Sales Charge-Class A Shares ............    29
Qualifying for a Reduced Sales Charge ......................    29
Contingent Deferred Sales Charge Alternative-
         Class B and Class C Shares ........................    30
How to Redeem Shares .......................................    31
Minimum Account Balance Requirements .......................    32
Signature Guarantees .......................................    32
Choosing a Distribution Option .............................    32
Tax Identification Number ..................................    32
Certificates ...............................................    32
Exchange Privilege .........................................    33
Reinvestment Privilege .....................................    33
Systematic Withdrawal Plan .................................    33
Automatic Investment Method ................................    34
Consolidated Account Statements ............................    34
Retirement Plans ...........................................    34
Shareholder Inquiries ......................................    34
Account Application ........................................    35

   BOARD OF TRUSTEES                     OFFICERS                            TRANSFER AGENT              INVESTMENT MANAGER
 John S. Anderegg, Jr.          Michael G. Landry, Chairman                  Ivy Mackenzie               Ivy Management, Inc.
   Paul H. Broyhill             Keith J. Carlson, President                  Services Corp.           700 South Federal Highway
   Keith J. Carlson          James W. Broadfoot, Vice President              P.O. Box 3022              Boca Raton, FL 33432
   Stanley Channick                  C. William Ferris,                Boca Raton, FL 33431-0922            1-800-456-5111
Frank W. DeFriece, Jr.              Secretary/Treasurer                       1-800-777-6472
    Roy J. Glauber                                                                                          DISTRIBUTOR
  Michael G. Landry                   LEGAL COUNSEL                            AUDITORS                     Ivy Mackenzie
 Joseph G. Rosenthal            Dechert Price & Rhoads                  Coopers & Lybrand L.L.P.          Distributors, Inc.
 Richard N. Silverman                    Boston, MA                        Ft. Lauderdale, FL         Via Mizner Financial Plaza
   J. Brendan Swan                                                                                    700 South Federal Highway
                                         CUSTODIAN                                                      Boca Raton, FL 33432
                                Brown Brothers Harriman & Co.                                               1-800-456-5111
                                         Boston, MA


[IVY MACKENZIE LOGO]

EXPENSE INFORMATION


    The tables and examples below are designed to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in the Funds. Unless otherwise noted, the information is based on each Fund's expenses during fiscal year 1997.


                        SHAREHOLDER TRANSACTION EXPENSES


    All Funds offer Class A, Class B and Class C shares. Class I shares are offered by Ivy Global Science & Technology Fund, Ivy International Fund II, Ivy International Fund and Ivy International Small Companies Fund (generally referred to herein as the "Class I Funds").


                                                               MAXIMUM SALES LOAD     MAXIMUM CONTINGENT
                                                              IMPOSED ON PURCHASES   DEFERRED SALES CHARGE
                         ALL FUNDS                                 (AS A % OF         (AS A % OF ORIGINAL
                                                                OFFERING PRICE)         PURCHASE PRICE)
                                                              --------------------   ---------------------
Class A.....................................................          5.75%(1)               None(2)
Class B.....................................................          None                   5.00%(3)
Class C.....................................................          None                   1.00%(4)
Class I.....................................................          None                   None


None of the Funds charges a redemption fee, an exchange fee, or a sales load on reinvested dividends.

---------------

(1) Class A shares may be purchased under a variety of plans that provide for the reduction or elimination of the sales charge. See "Initial Sales Charge Alternative--Class A Shares" and "Qualifying for a Reduced Sales Charge."

(2) A contingent deferred sales charge ("CDSC") may apply to the redemption of Class A shares that are purchased without an initial sales charge. See "Purchases of Class A Shares at Net Asset Value" and "Contingent Deferred Sales Charge -- Class A Shares."
(3) The maximum CDSC on Class B shares applies to redemptions during the first year after purchase. The charge declines to 4% during the second year; 3% during the third and fourth years; 2% during the fifth year; 1% during the sixth year; and 0% in the seventh year and thereafter.
(4) The CDSC on Class C shares applies only to redemptions during the first year after purchase.


                         ANNUAL FUND OPERATING EXPENSES

                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)


                                                                           12B-1 SERVICE/               TOTAL FUND
                                                              MANAGEMENT    DISTRIBUTION     OTHER       OPERATING
                                                                 FEES           FEES        EXPENSES    EXPENSES(1)
                                                              ----------   --------------   --------    -----------
IVY CANADA FUND
  Class A...................................................     0.85%          0.40%         1.64%        2.89%
  Class B...................................................     0.85%          1.00%(3)      1.38%        3.23%
  Class C...................................................     0.85%          1.00%(3)      1.29%        3.14%
IVY GLOBAL FUND
  Class A...................................................     1.00%          0.25%         0.82%        2.07%
  Class B...................................................     1.00%          1.00%(3)      0.82%        2.82%
  Class C...................................................     1.00%          1.00%(3)      0.82%        2.82%
IVY GLOBAL NATURAL RESOURCES FUND
  Class A...................................................     0.22%(2)       0.25%         1.63%        2.10%
  Class B...................................................     0.22%(2)       1.00%(3)      1.64%        2.86%
  Class C...................................................     0.22%(2)       1.00%(3)      1.86%        3.08%
IVY GLOBAL SCIENCE & TECHNOLOGY FUND
  Class A...................................................     1.00%          0.25%         0.86%        2.11%
  Class B...................................................     1.00%          1.00%(3)      0.92%        2.92%
  Class C...................................................     1.00%          1.00%(3)      0.85%        2.85%
  Class I...................................................     1.00%          0.00%         0.77%(6)     1.77%
IVY INTERNATIONAL FUND II(8)
  Class A...................................................     0.73%(2)       0.25%         0.82%        1.80%
  Class B...................................................     0.73%(2)       1.00%(3)      0.90%        2.63%
  Class C...................................................     0.73%(2)       1.00%(3)      0.90%        2.63%
  Class I...................................................     0.73%(2)       0.00%         0.73%(6)     1.46%
IVY INTERNATIONAL FUND
  Class A...................................................     1.00%          0.23%(4)      0.36%        1.59%
  Class B...................................................     1.00%          1.00%(3)      0.42%        2.42%
  Class C...................................................     1.00%          1.00%(3)      0.41%        2.41%
  Class I...................................................     1.00%          0.00%         0.18%(6)     1.18%
IVY PAN-EUROPE FUND(8)
  Class A...................................................     0.00%(2)       0.25%         1.95%(5)     2.20%
  Class B...................................................     0.00%(2)       1.00%(3)      2.29%(5)     3.29%
  Class C...................................................     0.00%(2)       1.00%(3)      1.95%(5)     2.95%

                                                               12B-1 SERVICE/                 GROSS FUND    CUSTODY   TOTAL FUND
                                                  MANAGEMENT    DISTRIBUTION       OTHER       OPERATING      FEE      OPERATING
                                                   FEES(2)          FEES        EXPENSES(7)   EXPENSES(7)   CREDITS   EXPENSES(1)
                                                  ----------   --------------   -----------   -----------   -------   -----------
IVY ASIA PACIFIC FUND
  Class A.......................................     0.00%          0.25%          1.86%(5)      2.11%       0.20%       1.91%
  Class B.......................................     0.00%          1.00%(3)       1.86%(5)      2.86%       0.20%       2.66%
  Class C.......................................     0.00%          1.00%(3)       1.74%(5)      2.74%       0.20%       2.54%
IVY CHINA REGION FUND
  Class A.......................................     0.93%          0.25%          1.26%         2.44%       0.24%       2.20%
  Class B.......................................     0.93%          1.00%(3)       1.24%         3.17%       0.24%       2.93%
  Class C.......................................     0.93%          1.00%(3)       1.12%         3.05%       0.24%       2.81%
IVY DEVELOPING NATIONS FUND
  Class A.......................................     0.92%          0.25%          1.14%         2.31%       0.12%       2.19%
  Class B.......................................     0.92%          1.00%(3)       1.17%         3.09%       0.12%       2.97%
  Class C.......................................     0.92%          1.00%(3)       1.20%         3.12%       0.12%       3.00%
IVY INTERNATIONAL SMALL COMPANIES FUND
  Class A.......................................     0.00%          0.25%          2.25%(5)      2.50%       0.39%       2.11%
  Class B.......................................     0.00%          1.00%(3)       2.31%(5)      3.31%       0.39%       2.92%
  Class C.......................................     0.00%          1.00%(3)       2.23%(5)      3.23%       0.39%       2.84%
  Class I.......................................     0.00%          0.00%          2.16%(5)(6)    2.16%      0.39%       1.77%
IVY SOUTH AMERICA FUND
  Class A.......................................     0.27%          0.25%          1.93%         2.45%       0.27%       2.18%
  Class B.......................................     0.27%          1.00%(3)       1.96%         3.23%       0.27%       2.96%
  Class C.......................................     0.27%          1.00%(3)       2.03%         3.30%       0.27%       3.03%


---------------


(1)      Ivy Management, Inc. ("IMI") currently limits Total Fund
         Operating Expenses (excluding Rule 12b-1 fees and certain other items, and net of any custody fee credits) for all Funds except Ivy Canada Fund and Ivy International Fund to an annual rate of 1.95% (1.50% in the case of Ivy
         International Fund II) of each Fund's average net assets.
(2) After fee reimbursements (see note 1 above). Without fee reimbursements, Management Fees would have been 1.00%.
(3) Long-term investors may, as a result of the Fund's 12b-1 fees, pay more than the economic equivalent of the maximum front-end sales charge permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD").
(4) Rule 12b-1 Service Fees paid by Class A shares may increase, but are subject to a maximum of 0.25%. See "Alternative
         Purchase Arrangements."
(5) After expense reimbursements (see note 1 above). Without expense reimbursements, Other Expenses would have increased
         8.06% for Ivy Asia Pacific Fund; 2.37% for Ivy International
         Small Companies Fund and 26.21% for Ivy Pan-Europe Fund.
(6) "Other Expenses" of Class I shares are lower than such expenses for Class A, Class B and Class C shares. See "Fund
         Administration and Accounting" in this Prospectus and "Transfer Agent" in the SAI.
(7) Does not reflect custody fee credits generated by uninvested cash balances maintained by the Funds with their custodian.
(8)      Expense information is based on annualized amounts from May
         13, 1997 (commencement) to December 31, 1997.

                                    EXAMPLES


    The following table lists the expenses that an investor would pay on a $1,000 investment, assuming (1) 5% annual return and (2) unless otherwise noted, redemption at the end of each time period. These examples further assume reinvestment of all dividends and distributions, and that the percentage amounts under "Total Fund Operating Expenses" or "Gross Fund Operating Expenses", if the fund received custody fee credits, above, remain the same each year. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.



                                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
                   IVY ASIA PACIFIC FUND                      ------    -------    -------    --------
Class A Shares*.............................................   $78       $120       $164        $288
Class B Shares..............................................   $79(1)    $119(2)    $171(3)     $301(4)
Class B Shares (no redemption)..............................   $29       $ 89       $151        $301(4)
Class C Shares..............................................   $38(5)    $ 85       $145        $307
Class C Shares (no redemption)..............................   $28       $ 85       $145        $307



                                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
                      IVY CANADA FUND                         ------    -------    -------    --------
Class A Shares*.............................................   $85       $142       $201        $360
Class B Shares..............................................   $83(1)    $129(2)    $189(3)     $345(4)
Class B Shares (no redemption)..............................   $33       $ 99       $169        $345(4)
Class C Shares..............................................   $42(5)    $ 97       $164        $345
Class C Shares (no redemption)..............................   $32       $ 97       $164        $345



                                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
                   IVY CHINA REGION FUND                      ------    -------    -------    --------
Class A Shares*.............................................   $81       $129       $180        $319
Class B Shares..............................................   $82(1)    $128(2)    $186(3)     $331(4)
Class B Shares (no redemption)..............................   $32       $ 98       $166        $331(4)
Class C Shares..............................................   $41(5)    $ 94       $160        $336
Class C Shares (no redemption)..............................   $31       $ 94       $160        $336






                                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
                IVY DEVELOPING NATIONS FUND                   ------    -------    -------    --------
Class A Shares*.............................................   $80       $125       $174        $307
Class B Shares..............................................   $81(1)    $125(2)    $182(3)     $322(4)
Class B Shares (no redemption)..............................   $31       $ 95       $162        $322(4)
Class C Shares..............................................   $41(5)    $ 96       $163        $343
Class C Shares (no redemption)..............................   $31       $ 96       $163        $343



                                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
                      IVY GLOBAL FUND                         ------    -------    -------    --------
Class A Shares*.............................................   $77       $119       $162        $284
Class B Shares..............................................   $79(1)    $117(2)    $169(3)     $297(4)
Class B Shares (no redemption)..............................   $29       $ 87       $149        $297(4)
Class C Shares..............................................   $39(5)    $ 87       $149        $315
Class C Shares (no redemption)..............................   $29       $ 87       $149        $315



                                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
             IVY GLOBAL NATURAL RESOURCES FUND                ------    -------    -------    --------
Class A Shares*.............................................   $78       $120       $164        $287
Class B Shares..............................................   $79(1)    $119(2)    $171(3)     $301(4)
Class B Shares (no redemption)..............................   $29       $ 89       $151        $301(4)
Class C Shares..............................................   $41(5)    $ 95       $162        $339
Class C Shares (no redemption)..............................   $31       $ 95       $162        $339



                                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
            IVY GLOBAL SCIENCE & TECHNOLOGY FUND              ------    -------    -------    --------
Class A Shares*.............................................   $78       $120       $164        $288
Class B Shares..............................................   $80(1)    $120(2)    $174(3)     $305(4)
Class B Shares (no redemption)..............................   $30       $ 90       $154        $305(4)
Class C Shares..............................................   $39(5)    $ 88       $150        $318
Class C Shares (no redemption)..............................   $29       $ 88       $150        $318
Class I Shares**............................................   $19       $ 58       $100        $217

                                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
                 IVY INTERNATIONAL FUND II                    ------    -------    -------    --------
Class A Shares*.............................................   $75       $111       $149        $257
Class B Shares..............................................   $77(1)    $112(2)    $160(3)     $276(4)
Class B Shares (no redemption)..............................   $27       $ 82       $140        $276(4)
Class C Shares..............................................   $37(5)    $ 82       $140        $296
Class C Shares (no redemption)..............................   $27       $ 82       $140        $296
Class I Shares**............................................   $15       $ 46       $ 80        $175






                                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
                   IVY INTERNATIONAL FUND                     ------    -------    -------    --------
Class A Shares*.............................................   $73       $105       $139        $236
Class B Shares..............................................   $75(1)    $105(2)    $149(3)     $255(4)
Class B Shares (no redemption)..............................   $25       $ 75       $129        $255(4)
Class C Shares..............................................   $34(5)    $ 75       $129        $275
Class C Shares (no redemption)..............................   $24       $ 75       $129        $275
Class I Shares**............................................   $12       $ 37       $ 65        $143



                                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
           IVY INTERNATIONAL SMALL COMPANIES FUND             ------    -------    -------    --------
Class A Shares*.............................................   $81       $131       $183        $325
Class B Shares..............................................   $83(1)    $132(2)    $193(3)     $342(4)
Class B Shares (no redemption)..............................   $33       $102       $173        $342(4)
Class C Shares..............................................   $43(5)    $ 99       $169        $353
Class C Shares (no redemption)..............................   $33       $ 99       $169        $353
Class I Shares**............................................   $18       $ 56       $ 96        $208






                                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
                    IVY PAN-EUROPE FUND                       ------    -------    -------    --------
Class A Shares*.............................................   $79       $122       $169        $296
Class B Shares..............................................   $83(1)    $131(2)    $192(3)     $334(4)
Class B Shares (no redemption)..............................   $33       $101       $172        $334(4)
Class C Shares..............................................   $40(5)    $ 91       $155        $327
Class C Shares (no redemption)..............................   $30       $ 91       $155        $327



                                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
                   IVY SOUTH AMERICA FUND                     ------    -------    -------    --------
Class A Shares*.............................................   $81       $129       $181        $320
Class B Shares..............................................   $83(1)    $129(2)    $189(3)     $335(4)
Class B Shares (no redemption)..............................   $33       $ 99       $169        $335(4)
Class C Shares..............................................   $43(5)    $102       $172        $359
Class C Shares (no redemption)..............................   $33       $102       $172        $359



---------------



 * Assumes deduction of the maximum 5.75% initial sales charge at the time of purchase and no deduction of a CDSC at the time of redemption.
 ** Class I Shares are not subject to an initial sales charge at the time of purchase, nor are they subject to the deduction of a CDSC at the time of redemption.
(1)      Assumes deduction of a 5% CDSC at the time of redemption.
(2)      Assumes deduction of a 3% CDSC at the time of redemption.
(3)      Assumes deduction of a 2% CDSC at the time of redemption.
(4) Assumes conversion to Class A shares at the end of the eighth year, and therefore reflects Class A expenses for years nine and ten.
(5)      Assumes deduction of a 1% CDSC at the time of redemption.



    The information presented in the table does not reflect the charge of $10 per transaction that would apply if a shareholder elects to have redemption proceeds wired to his or her bank account. For a more detailed discussion of the Funds' fees and expenses, see the following sections of this Prospectus:
"Investment Manager" and "Fund Administration and Accounting," and "Investment Advisory and Other Services" in the SAI.

THE FUNDS' FINANCIAL HIGHLIGHTS


    Unless otherwise noted, the tables that follow are for fiscal periods ending December 31 of each year. The accounting firm of Coopers & Lybrand L.L.P. has audited all Funds since their inception (with the exception of Ivy International Fund, which they have audited since December 31, 1992). Their report is included with each Fund's Annual Report which are incorporated by reference into the SAI. The information for Ivy International Fund for fiscal periods prior to December 31, 1992 was audited by other independent accountants. The Annual Reports for these twelve Funds contain additional information about each Fund's performance, including a comparison to an appropriate securities index. For a copy of your Fund's Annual Report, call 1-800-777-6472.


    Expense and income ratios have been annualized for periods of less than one year. Beginning December 31, 1996, portfolio turnover rates have not been annualized for periods of less than one year. Total returns do not reflect sales charges, and are not annualized for periods of less than one year (unless otherwise noted). In addition, for fiscal years beginning on or after September 1, 1995, registered investment companies are required to disclose average commission rates per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

IVY ASIA PACIFIC FUND


                                                  CLASS A           CLASS B          CLASS C
                                                  --------          -------          -------
                                                  1997(A)           1997(A)          1997(A)
   SELECTED PER SHARE DATA                        --------          -------          -------
   Net asset value, beginning of period.........  $ 10.00           $10.00           $10.00
                                                  -------           -------          ------
    Income (loss) from investment operations
      Net investment income (loss) (b)..........      .02               --               --
      Net realized and unrealized loss on
       investment transactions..................    (3.98)           (4.00)           (3.99)
                                                  -------           -------          ------
         Total from investment operations.......    (3.96)           (4.00)           (3.99)
                                                  -------           -------          ------
    Less distributions
      From net investment income................      .01               --               --
      In excess of net investment income........      .02              .01              .02
                                                  -------           -------          ------
         Total distributions....................      .03              .01              .02
                                                  -------           -------          ------
   Net asset value, end of period...............  $  6.01           $ 5.99           $ 5.99
                                                  =======           =======          ======
   Total return (%).............................   (39.58)          (39.96)          (39.94)
   RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (in thousands).....  $   692           $  929           $  764
   Ratio of expenses to average net assets(c)
    With expense reimbursement(%)...............     2.11             2.86             2.74
    Without expense reimbursement(%)............    10.17            10.92            10.80
   Ratio of net investment income (loss) to
    average net assets(%)(b)....................      .63             (.12)              --
   Portfolio turnover rate(%)...................        1                1                1
   Average commission rate......................  $ .0070           $.0070           $.0070


---------------


(a)     The Fund commenced operations on January 1, 1997.
(b) Net investment income (loss) is net of expenses reimbursed by manager.
(c) Total expenses include fees paid indirectly through an expense offset arrangement.

IVY CANADA FUND


                                                                                   CLASS A
                                                  -------------------------------------------------------------------------
                                                   1997       1996       1995      1994(A)    1994(B)    1993(B)    1992(B)
   SELECTED PER SHARE DATA                        -------    -------    -------    -------    -------    -------    -------
   Net asset value, beginning of period.........  $  9.64    $  9.21    $  8.90    $ 9.85     $10.04     $ 7.43       8.89
                                                  -------    -------    -------    -------    -------    -------    -------
    Income (loss) from investment operations
      Net investment income (loss)..............     (.22)      (.21)      (.19)(g)   (.11)     (.11)      (.01)      (.12)
      Net realized and unrealized gain (loss) on
       investment transactions..................    (2.19)      2.29        .75      (.81)       .24       3.35      (1.34)
                                                  -------    -------    -------    -------    -------    -------    -------
         Total from investment operations.......    (2.41)      2.08        .56      (.92)       .13       3.34      (1.46)
                                                  -------    -------    -------    -------    -------    -------    -------
    Less distributions
      From net investment income................       --         --         --        --         --         --         --
      In excess of net investment income........      .15         --         --        --         --         --         --
      From net realized gain....................      .44       1.65        .25        --        .31        .73         --
      In excess of net realized gain............     1.14         --         --        --         --         --         --
      From capital paid-in......................       --         --         --       .03        .01         --         --
                                                  -------    -------    -------    -------    -------    -------    -------
       Total distributions......................     1.73       1.65        .25       .03        .32        .73         --
                                                  -------    -------    -------    -------    -------    -------    -------
   Net asset value, end of period...............  $  5.50    $  9.64    $  9.21    $ 8.90     $ 9.85     $10.04     $ 7.43
                                                  =======    =======    =======    =======    =======    =======    =======
   Total return(%)..............................   (23.75)     23.86       6.37     (9.38)      1.05      47.10     (16.42)
   RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (in thousands).....  $ 8,538    $15,249    $19,353    $23,296    $34,549    $30,971    $11,280
   Ratio of expenses to average net assets(%)
      With expense reimbursement(%).............       --         --       2.90        --         --         --         --
      Without expense reimbursement(%)..........     2.89       2.79       3.23      2.44       2.05       2.63       2.70
   Ratio of net investment income (loss) to
    average net assets(%).......................    (2.11)     (1.78)     (2.13)(g)  (1.85)    (1.09)     (1.41)     (1.39)
   Portfolio turnover rate(%)...................       93         56         21        36         62         32          2
   Average commission rate......................  $ .0170    $ .0134        N/A       N/A        N/A        N/A        N/A

                                                                     CLASS A
                                                  ----------------------------------------------
                                                  1991(C)        1990(D)    1989(D)      1988(E)
   SELECTED PER SHARE DATA                        -------        -------    -------      -------
   Net asset value, beginning of period.........  $ 8.55         $10.53     $10.15       $ 9.50
                                                  -------        -------    -------      ------
    Income (loss) from investment operations
      Net investment income (loss)..............    (.03)           .02        .15(g)       .17(g)
      Net realized and unrealized gain (loss) on
       investment transactions..................     .41          (1.98)       .50          .57
                                                  -------        -------    -------      ------
         Total from investment operations.......     .38          (1.96)       .65          .74
                                                  -------        -------    -------      ------
    Less distributions
      From net investment income................      --            .02        .24          .07
      In excess of net investment income........      --             --         --           --
      From net realized gain....................     .04             --        .03          .02
      In excess of net realized gain............      --             --         --           --
      From capital paid-in......................      --             --         --           --
                                                  -------        -------    -------      ------
       Total distributions......................     .04            .02        .27          .09
                                                  -------        -------    -------      ------
   Net asset value, end of period...............  $ 8.89         $ 8.55     $10.53       $10.15
                                                  =======        =======    =======      ======
   Total return(%)..............................    6.59         (18.69)      6.41         8.15
   RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (in thousands).....  $14,369        $14,268    $16,807      $5,360
   Ratio of expenses to average net assets(%)
      With expense reimbursement(%).............      --             --       2.36         1.91
      Without expense reimbursement(%)..........    2.78           2.89       3.14         5.05
   Ratio of net investment income (loss) to
    average net assets(%).......................    (.52)           .16       1.57(g)      1.86(g)
   Portfolio turnover rate(%)...................       4             --          2            3
   Average commission rate......................     N/A            N/A        N/A          N/A



                                                                     CLASS B                                       CLASS C
                                          -------------------------------------------------------------      --------------------
                                            1997          1996         1995        1994(A)      1994(F)       1997        1996(H)
   SELECTED PER SHARE DATA                --------      --------      -------      -------      -------      -------      -------
   Net asset value, beginning of
    period..........................      $  9.59       $  9.21       $  8.90      $ 9.85       $10.16       $ 9.62       $10.67
                                          -------       -------       -------      -------      -------      -------      ------
    Income (loss) from investment
      operations
      Net investment loss...........         (.24)         (.17)         (.20)(g)    (.09)        (.02)        (.24)        (.14)
      Net realized and unrealized
       gain (loss) on investment
       transactions.................        (2.18)         2.19           .71        (.86)        (.29)       (2.18)         .72
                                          -------       -------       -------      -------      -------      -------      ------
         Total from investment
          operations................        (2.42)         2.02           .51        (.95)        (.31)       (2.42)         .58
                                          -------       -------       -------      -------      -------      -------      ------
    Less distributions
      In excess of net investment
       income.......................          .13            --            --          --           --          .13           --
      From net realized gain........          .44          1.64           .20          --           --          .44         1.63
      In excess of net realized
       gain.........................         1.14            --            --          --           --         1.14           --
                                          -------       -------       -------      -------      -------      -------      ------
         Total distributions........         1.71          1.64           .20          --           --         1.71         1.63
                                          -------       -------       -------      -------      -------      -------      ------
   Net asset value, end of period...      $  5.46       $  9.59       $  9.21      $ 8.90       $ 9.85       $ 5.49       $ 9.62
                                          =======       =======       =======      =======      =======      =======      ======
   Total return(%)..................       (24.03)        23.26          5.74       (9.64)       (3.05)      (23.95)        6.51
   RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (in
    thousands)......................      $ 1,501       $ 2,040       $ 1,142      $  741       $  227       $  349       $  173
   Ratio of expenses to average net
    assets
      With expense
       reimbursement(%).............           --            --          3.50          --           --           --           --
      Without expense
       reimbursement(%).............         3.23          3.30          3.83        3.03         2.68         3.14         3.15
   Ratio of net investment loss to
    average net assets(%)...........        (2.45)        (2.30)        (2.73)(g)   (2.44)       (1.72)       (2.37)       (2.15)
   Portfolio turnover rate(%).......           93            56            21          36           62           93           56
   Average commission rate..........      $ .0170       $ .0134           N/A         N/A          N/A       $.0170       $.0134


---------------


(a)  For the six months ended December 31, 1994.
(b)  For the year ended June 30.
(c)  For the eight months ended June 30, 1991.
(d)  For the year ended October 31.
(e)  From November 18, 1987 (commencement) to October 31, 1988.
(f)  From April 1, 1994 (commencement) to June 30, 1994.
(g) Net investment income (loss) is net of expenses reimbursed by manager.
(h)  From April 30, 1996 (commencement) to December 31, 1996.

IVY CHINA REGION FUND


                                                                             CLASS A
                                                  -------------------------------------------------------------
                                                    1997          1996         1995         1994        1993(A)
   SELECTED PER SHARE DATA                        --------      --------      -------      -------      -------
   Net asset value, beginning of period.........  $ 10.30       $  8.58       $  8.61      $11.55       $10.00
                                                  -------       -------       -------      -------      ------
    Income (loss) from investment operations
      Net investment income (loss)(c)...........      .02(d)        .03           .14         .05         (.01)
      Net realized and unrealized gain (loss) on
       investment transactions..................    (2.28)(d)      1.74          (.01)      (2.91)        1.57
                                                  -------       -------       -------      -------      ------
         Total from investment operations.......    (2.26)         1.77           .13       (2.86)        1.56
                                                  -------       -------       -------      -------      ------
    Less distributions
      From net investment income................       --           .03           .14         .05          >--
      In excess of net investment income........       --           .02            --         .03           --
      In excess of net realized gain............       --            --           .02          --           --
      From capital paid-in......................       --            --            --          --          .01
                                                  -------       -------       -------      -------      ------
         Total distributions....................       --           .05           .16         .08          .01
                                                  -------       -------       -------      -------      ------
   Net asset value, end of period...............  $  8.04       $ 10.30       $  8.58      $ 8.61       $11.55
                                                  =======       =======       =======      =======      ======
   Total return(%)..............................   (21.94)        20.50          1.59      (24.88)       15.65
   RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (in thousands).....  $12,020       $15,290       $12,855      $13,180      $8,371
   Ratio of expenses to average net assets(e)
   With expense reimbursement(%)................     2.44          2.20          2.20        2.20         1.98
   Without expense reimbursement (%)............     2.51          2.48          2.73        2.76         2.45
   Ratio of net investment income (loss) to
    average net assets (%)(c)...................      .28           .32          1.61         .55         (.91)
   Portfolio turnover rate(%)...................       20            22            25           4           --
   Average commission rate......................  $ .0050       $ .0050           N/A         N/A          N/A



                                                                      CLASS B                                      CLASS C
                                            -----------------------------------------------------------      --------------------
                                             1997         1996         1995         1994        1993(A)       1997        1996(B)
   SELECTED PER SHARE DATA                  -------      -------      -------      -------      -------      -------      -------
   Net asset value, beginning of
    period............................      $ 10.28      $  8.58      $  8.61      $ 11.55      $10.00       $ 10.24      $ 9.44
                                            -------      -------      -------      -------      -------      -------      ------
    Income (loss) from investment
      operations
      Net investment income
       (loss)(c)......................         (.04)(d)     (.04)         .08         (.02)       (.02)         (.03)(d)      --
      Net realized and unrealized gain
       (loss) on investment
       transactions...................        (2.28)(d)     1.74         (.02)       (2.92)       1.57         (2.27)(d)     .89
                                            -------      -------      -------      -------      -------      -------      ------
         Total from investment
          operations..................        (2.32)        1.70          .06        (2.94)       1.55         (2.30)        .89
                                            -------      -------      -------      -------      -------      -------      ------
    Less distributions
      From net investment income......           --           --          .08           --          --            --          --
      In excess of net investment
       income.........................           --           --           --           --          --            --         .09
      In excess of net realized
       gain...........................           --           --          .01           --          --            --          --
                                            -------      -------      -------      -------      -------      -------      ------
         Total distributions..........           --           --          .09           --          --            --         .09
                                            -------      -------      -------      -------      -------      -------      ------
   Net asset value, end of period.....      $  7.96      $ 10.28      $  8.58      $  8.61      $11.55       $  7.94      $10.24
                                            =======      =======      =======      =======      =======      =======      ======
   Total return(%)....................       (22.57)       19.67          .83       (25.45)      15.50        (22.46)       9.39
   RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (in
    thousands)........................      $ 7,893      $ 8,995      $ 6,905      $ 7,336      $3,565       $ 1,129      $  449
   Ratio of expenses to average net
    assets(e)
      With expense reimbursement......         3.17         2.95         2.95         2.95        2.74          3.05        2.71
      Without expense reimbursement...         3.24         3.23         3.48         3.51        3.20          3.12        2.99
   Ratio of net investment income
    (loss) to average net
    assets(%)(c)......................         (.45)        (.43)         .86         (.20)      (1.66)         (.33)       (.19)
   Portfolio turnover rate(%).........           20           22           25            4          --            20          22
   Average commission rate............      $ .0050      $ .0050          N/A          N/A         N/A       $ .0050      $.0050


---------------


(a)  From October 23, 1993 (commencement) to December 31, 1993.
(b)  From April 30, 1996 (commencement) to December 31, 1996.
(c) Net investment income (loss) is net of expenses reimbursed by manager.
(d)  Based on average shares outstanding.
(e) Beginning in 1995, total expenses include fees paid indirectly, if any, through an expense offset arrangement.

IVY DEVELOPING NATIONS FUND


                                                          CLASS A                                   CLASS B
                                       ---------------------------------------------          -------------------
                                        1997         1996         1995       1994(A)           1997         1996
        SELECTED PER SHARE DATA        -------      -------      ------      -------          -------      ------
   Net asset value, beginning of
    period...........................  $10.12       $  9.05      $ 8.64      $10.00           $10.04       $ 9.05
                                       -------      -------      ------      -------          -------      ------
    Income (loss) from investment
      operations
      Net investment income
       (loss)(c).....................     .01          (.02)        .01          --             (.06)        (.06)
      Net realized and unrealized
       gain (loss) on investment
       transactions..................   (2.80)         1.09         .54       (1.36)           (2.76)        1.05
                                       -------      -------      ------      -------          -------      ------
         Total from investment
          operations.................   (2.79)         1.07         .55       (1.36)           (2.82)         .99
                                       -------      -------      ------      -------          -------      ------
    Less distributions
      From net investment income.....      --            --         .01          --               --           --
      In excess of net investment
       income........................     .01            --          --          --              .01           --
      From net realized gain.........     .30            --         .10          --              .28           --
      In excess of net realized
       gain..........................     .20            --         .03          --              .16           --
                                       -------      -------      ------      -------          -------      ------
         Total distributions.........     .51            --         .14          --              .45           --
                                       -------      -------      ------      -------          -------      ------
   Net asset value, end of period....  $ 6.82       $ 10.12      $ 9.05      $ 8.64           $ 6.77       $10.04
                                       =======      =======      ======      =======          =======      ======
   Total return(%)...................  (27.42)        11.83        6.40      (13.50)          (27.93)       10.95
   RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (in
    thousands).......................  $8,584       $ 9,925      $3,435      $  611           $8,488       $6,269
   Ratio of expenses to average net
    assets(d)
    With expense reimbursement(%)....    2.31          2.45        2.55        2.20             3.09         3.20
    Without expense
      reimbursement(%)...............    2.39          2.82        7.18       20.74             3.17         3.57
   Ratio of net investment income
    (loss) to average net
    assets(%)(c).....................     .09          (.23)        .24         .52             (.69)        (.98)
   Portfolio turnover rate(%)........      42            27          14          --               42           27
   Average commission rate...........  $.0020       $ .0018         N/A         N/A           $.0020       $.0018

                                          CLASS B                     CLASS C
                                    -------------------          ------------------
                                     1995       1994(A)           1997      1996(B)
        SELECTED PER SHARE DATA     ------      -------          -------    -------
   Net asset value, beginning of
    period........................  $ 8.64      $10.00           $10.06     $ 9.89
                                    ------      ------           ------     ------
    Income (loss) from investment
      operations
      Net investment income
       (loss)(c)..................    (.02)         --             (.07)      (.02)
      Net realized and unrealized
       gain (loss) on investment
       transactions...............     .51       (1.36)           (2.76)       .19
                                    ------      ------           ------     ------
         Total from investment
          operations..............     .49       (1.36)           (2.83)       .17
                                    ------      ------           ------     ------
    Less distributions
      From net investment income..      --          --               --         --
      In excess of net investment
       income.....................      --          --              .01         --
      From net realized gain......     .08          --              .27         --
      In excess of net realized
       gain.......................      --          --              .16         --
                                    ------      ------           ------     ------
         Total distributions......     .08          --              .44         --
                                    ------      ------           ------     ------
   Net asset value, end of period.  $ 9.05      $ 8.64           $ 6.79     $10.06
                                    ======      ======           ======     ======
   Total return(%)................    5.62      (13.60)          (28.01)      1.73
   RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (in
    thousands)....................  $  945      $  121           $2,420     $1,854
   Ratio of expenses to average ne
    assets(d)
    With expense reimbursement(%).    3.30        2.95             3.12       3.16
    Without expense
      reimbursement(%)............    7.93       21.49             3.20       3.53
   Ratio of net investment income
    (loss) to average net
    assets(%)(c)..................    (.51)       (.23)            (.72)      (.94)
   Portfolio turnover rate(%).....      14          --               42         27
   Average commission rate........     N/A         N/A           $.0020     $.0018


---------------


(a) From November 1, 1994 (commencement) to December 31, 1994.


(b) From April 30, 1996 (commencement) to December 31, 1996.


(c) Net investment income (loss) is net of expenses reimbursed by manager.


(d) Beginning in 1995, total expenses include any fees paid indirectly through an expense offset arrangement.

IVY GLOBAL FUND(A)


                                                                               CLASS A
                                             ---------------------------------------------------------------------------
                                              1997         1996         1995        1994(B)       1994(C)       1993(C)
           SELECTED PER SHARE DATA           -------      -------      -------      --------      --------      --------
   Net asset value, beginning of period....  $ 13.17      $ 11.97      $ 11.23      $ 11.52       $ 10.62       $ 10.55
                                             -------      -------      -------      -------       -------       -------
    Income (loss) from investment
      operations
      Net investment income (loss).........      .08          .08          .09(g)        --(g)         --(g)        .03(g)
      Net realized and unrealized gain
       (loss)
      on investment transactions...........    (1.23)        1.86         1.25         (.10)         1.79           .44
                                             -------      -------      -------      -------       -------       -------
         Total from investment
          operations.......................    (1.15)        1.94         1.34         (.10)         1.79           .47
                                             -------      -------      -------      -------       -------       -------
    Less distributions
      From net investment income...........      .05          .08          .04           --           .01           .03
      In excess of net investment income...      .26          .18           --           --            --            --
      From net realized gain...............      .78          .48          .49          .09           .88           .37
      In excess of net realized gain.......       --           --          .07           --            --            --
      From capital paid-in.................       --           --           --          .10            --            --
                                             -------      -------      -------      -------       -------       -------
         Total distributions...............     1.09          .74          .60          .19           .89           .40
                                             -------      -------      -------      -------       -------       -------
   Net asset value, end of period..........  $ 10.93      $ 13.17      $ 11.97      $ 11.23       $ 11.52       $ 10.62
                                             =======      =======      =======      =======       =======       =======
   Total return(%).........................    (8.72)       16.21        12.08        (1.00)        16.71          4.54
   RATIOS AND SUPPLEMENTAL DATA
   Net Assets, end of period (in
    thousands).............................  $19,692      $24,152      $21,264      $19,327       $17,393       $12,391
   Ratio of expenses to average net assets
    With expense reimbursement(%)                 --           --         2.20         2.20          2.20          1.95
    Without expense reimbursement(%).......     2.07         2.18         2.46         2.34          2.42          2.76
   Ratio of net investment income (loss) to
    average net assets(%)..................      .58          .58          .71(g)      (.06)(g)       .01(g)        .38(g)
   Portfolio turnover rate(%)..............       45           43           53           23            85            67
   Average commission rate.................  $ .0100      $ .0181          N/A          N/A           N/A           N/A

                                                    CLASS A
                                             ----------------------
                                             1992(C)       1991(D)
           SELECTED PER SHARE DATA           --------      --------
   Net asset value, beginning of period....   $ 9.40        $10.00
                                              ------        ------
    Income (loss) from investment
      operations
      Net investment income (loss).........      .06(g)        .02(g)
      Net realized and unrealized gain
       (loss)
      on investment transactions...........     1.79          (.61)
                                              ------        ------
         Total from investment
          operations.......................     1.85          (.59)
                                              ------        ------
    Less distributions
      From net investment income...........      .06           .01
      In excess of net investment income...       --            --
      From net realized gain...............      .62            --
      In excess of net realized gain.......       --            --
      From capital paid-in.................      .02            --
                                              ------        ------
         Total distributions...............      .70           .01
                                              ------        ------
   Net asset value, end of period..........   $10.55        $ 9.40
                                              ======        ======
   Total return(%).........................    19.91        (24.65)
   RATIOS AND SUPPLEMENTAL DATA
   Net Assets, end of period (in
    thousands).............................   $8,780        $1,667
   Ratio of expenses to average net assets
    With expense reimbursement(%)               2.02          2.50
    Without expense reimbursement(%).......     2.97         11.70
   Ratio of net investment income (loss) to
    average net assets(%)..................      .82(g)        .81(g)
   Portfolio turnover rate(%)..............       59            24
   Average commission rate.................      N/A           N/A



                                                                   CLASS B                                        CLASS C
                                        -------------------------------------------------------------      ----------------------
                                         1997         1996         1995        1994(B)       1994(E)         1997        1996(F)
         SELECTED PER SHARE DATA        -------      -------      -------      --------      --------      --------      --------
   Net asset value, beginning of
    period............................  $ 13.12      $ 11.97      $ 11.23      $ 11.52       $ 12.12       $ 12.94       $ 13.31
                                        -------      -------      -------      -------       -------       -------       -------
    Income (loss) from investment
      operations
      Net investment loss.............     (.02)        (.02)          --(g)      (.03)(g)      (.01)(g)      (.02)         (.01)
      Net realized and unrealized gain
       (loss) on investment
       transactions...................    (1.20)        1.85         1.25         (.12)         (.04)        (1.24)          .42
                                        -------      -------      -------      -------       -------       -------       -------
         Total from investment
          operations..................    (1.22)        1.83         1.25         (.15)         (.05)        (1.26)          .41
                                        -------      -------      -------      -------       -------       -------       -------
    Less distributions
      From net investment income......      .05           --           --           --            --           .05            --
      In excess of net investment
       income.........................      .26          .20           --           --            --           .26           .30
      From net realized gain..........      .69          .48          .45          .08           .55           .70           .48
      In excess of net realized
       gain...........................       --           --          .06           --            --            --            --
      From capital paid-in............       --           --           --          .06            --            --            --
                                        -------      -------      -------      -------       -------       -------       -------
         Total distributions..........     1.00          .68          .51          .14           .55          1.01           .78
                                        -------      -------      -------      -------       -------       -------       -------
   Net asset value, end of period.....  $ 10.90      $ 13.12      $ 11.97      $ 11.23       $ 11.52       $ 10.67       $ 12.94
                                        =======      =======      =======      =======       =======       =======       =======
   Total return(%)....................    (9.33)       15.30        11.25        (1.37)          .38         (9.72)         3.07
   RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (in
    thousands)........................  $10,056      $ 8,968      $ 4,811        2,956       $   376       $   727       $    71
   Ratio of expenses to average net
    assets
    With expense reimbursement(%).....       --           --         2.95         2.95          2.95            --            --
    Without expense
      reimbursement(%)................     2.82         2.94         3.21         3.09          3.17          2.82          3.77
   Ratio of net investment loss to
    average net assets(%).............     (.18)        (.17)        (.04)(g)     (.81)(g)      (.74)(g)      (.18)        (1.01)
   Portfolio turnover rate(%).........       45           43           53           23            85            45            43
   Average commission rate............  $ .0100      $ .0181          N/A          N/A           N/A       $ .0100       $ .0181


---------------


(a)  Since February 1, 1995, Ivy Global Fund's adviser has been
     IMI. Prior to February 1, 1995, Ivy Global Fund's adviser was MIMI.
(b)  For the six months ended December 31, 1994.
(c)  For the year ended June 30.
(d)  From April 18, 1991 (commencement) to June 30, 1991.
(e)  From April 1, 1994 (commencement) to June 30, 1994.
(f)  From April 30, 1996 (commencement) to December 31, 1996.
(g) Net investment income (loss) is net of expenses reimbursed by manager.

IVY GLOBAL NATURAL RESOURCES FUND



                                             CLASS A          CLASS B          CLASS C
                                             -------          -------          -------
                                             1997(A)          1997(A)          1997(A)
           SELECTED PER SHARE DATA           -------          -------          -------
   Net asset value, beginning of period....  $10.00           $10.00           $10.00
                                             ------           ------           ------
    Income from investment operations
      Net investment loss(b)...............    (.11)            (.15)            (.17)
      Net realized and unrealized gain on
       investment transactions.............     .70              .68              .68
                                             ------           ------           ------
         Total from investment
         operations........................     .59              .53              .51
                                             ------           ------           ------
    Less distributions
      In excess of net investment income...     .22              .17              .15
      From net realized gain...............    1.08             1.08             1.08
      In excess of net realized gain.......     .28              .28              .28
                                             ------           ------           ------
         Total distributions...............    1.58             1.53             1.51
                                             ------           ------           ------
   Net asset value, end of period..........  $ 9.01           $ 9.00           $ 9.00
                                             ======           ======           ======
   Total return(%).........................    6.95             6.28             6.08
   RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (in
    thousands).............................  $3,907           $2,706           $  124
   Ratio of expenses to average net assets
    With expense reimbursement(%)..........    2.10             2.86             3.08
    Without expense reimbursement(%).......    2.88             3.64             3.86
   Ratio of net investment loss to average
    net assets (%)(b)......................   (1.10)           (1.86)           (2.08)
   Portfolio turnover rate(%)..............     199              199              199
   Average commission rate.................  $.0190           $.0190           $.0190


---------------


  (a)  The Fund commenced operations on January 1, 1997.
  (b) Net investment loss is net of expenses reimbursed by manager.



IVY GLOBAL SCIENCE & TECHNOLOGY FUND



                                                   CLASS A                   CLASS B                   CLASS C
                                             --------------------      --------------------      --------------------
                                              1997        1996(A)       1997        1996(A)       1997        1996(A)
           SELECTED PER SHARE DATA           -------      -------      -------      -------      -------      -------
   Net asset value, beginning of period....  $16.40       $10.00       $16.44       $10.00       $16.46       $10.00
                                             -------      ------       ------       ------       ------       ------
    Income from investment operations
      Net investment loss..................    (.31)        (.06)(b)     (.32)        (.06)(b)     (.42)        (.05)(b)
      Net realized and unrealized gain on
       investments.........................    1.38         6.49         1.25         6.52         1.36         6.53
                                             -------      ------       ------       ------       ------       ------
         Total from investment
          operations.......................    1.07         6.43          .93         6.46          .94         6.48
                                             -------      ------       ------       ------       ------       ------
    Less distributions
      From net realized gain...............      --          .03           --          .02           --          .02
                                             -------      ------       ------       ------       ------       ------
         Total distributions...............      --          .03           --          .02           --          .02
                                             -------      ------       ------       ------       ------       ------
   Net asset value, end of period..........  $17.47       $16.40       $17.37       $16.44       $17.40       $16.46
                                             =======      ======       ======       ======       ======       ======
   Total return (%)........................    6.53        64.34         5.66        64.59         5.71        64.84
   RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (in
    thousands).............................  $12,159      $8,324       $8,577       $3,425       $6,348       $2,106
   Ratio of expenses to average net assets
    With expense reimbursement(%)..........      --         2.19           --         2.99           --         2.95
    Without expense reimbursement(%).......    2.11         2.90         2.92         3.70         2.85         3.66
   Ratio of net investment loss to average
    net assets (%).........................   (1.91)       (2.18)(b)    (2.72)       (2.98)(b)    (2.65)       (2.94)(b)
   Portfolio turnover rate(%)..............      54           23           54           23           54           23
   Average commission rate.................  $.0600       $.0600       $.0600       $.0600       $.0600       $.0600


---------------


  (a)  From July 22, 1996 (commencement) to December 31, 1996.
  (b) Net investment loss is net of expenses reimbursed by manager.

IVY INTERNATIONAL FUND(A)


                                                                                         CLASS A
                                                          ---------------------------------------------------------------------
                                                             1997        1996        1995        1994        1993        1992
   SELECTED PER SHARE DATA                                ----------   --------    --------    --------    --------    --------
   Net asset value, beginning of period................   $    35.89   $  30.67    $  27.60    $  27.71    $  18.88    $  19.37
                                                          ----------   --------    --------    --------    --------    --------
    Income from investment operations
      Net investment income............................          .24        .20         .25         .07         .12         .27(e)
      Net realized and unrealized gain (loss) on
       investment transactions.........................         3.47       5.85        3.22        1.01        9.01        (.26)
                                                          ----------   --------    --------    --------    --------    --------
         Total from investment operations..............         3.71       6.05        3.47        1.08        9.13         .01
                                                          ----------   --------    --------    --------    --------    --------
    Less distributions
      From net investment income.......................          .21        .19         .25         .07         .08         .27
      From net realized gain...........................          .26        .64         .12        1.11         .22         .23
      In excess of net realized gain...................          .10         --         .03          --          --          --
      From capital paid-in.............................           --         --          --         .01          --          --
                                                          ----------   --------    --------    --------    --------    --------
      Total distributions..............................          .57        .83         .40        1.19         .30         .50
                                                          ----------   --------    --------    --------    --------    --------
   Net asset value, end of period......................   $    39.03   $  35.89    $  30.67    $  27.60    $  27.71    $  18.88
                                                          ==========   ========    ========    ========    ========    ========
   Total return(%).....................................        10.38      19.72       12.65        3.92       48.37         .07
   RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (in thousands)............   $1,705,772   $989,254    $475,989    $229,586    $172,539    $109,637
   Ratio of expenses to average net assets(%)..........         1.59       1.65        1.52        1.58        1.61        1.71(f)
   Ratio of net investment income to average net assets
    (%)................................................          .68        .76         .97         .30         .56        1.36(e)
   Portfolio turnover rate(%)..........................            8         14           6           7          19          20
   Average commission rate.............................   $    .0090   $  .0092         N/A         N/A         N/A         N/A

                                                                          CLASS A
                                                          ----------------------------------------
                                                           1991       1990       1989       1988
   SELECTED PER SHARE DATA                                -------    -------    -------    -------
   Net asset value, beginning of period................   $ 16.98    $ 20.31    $ 16.62    $ 12.90
                                                          -------    -------    -------    -------
    Income from investment operations
      Net investment income............................       .26        .50        .27        .12
      Net realized and unrealized gain (loss) on
       investment transactions.........................      2.61      (3.13)      4.43       3.71
                                                          -------    -------    -------    -------
         Total from investment operations..............      2.87      (2.63)      4.70       3.83
                                                          -------    -------    -------    -------
    Less distributions
      From net investment income.......................       .26        .51        .17        .11
      From net realized gain...........................       .22        .19        .84         --
      In excess of net realized gain...................        --         --         --         --
      From capital paid-in.............................        --         --         --         --
                                                          -------    -------    -------    -------
      Total distributions..............................       .48        .70       1.01        .11
                                                          -------    -------    -------    -------
   Net asset value, end of period......................   $ 19.37    $ 16.98    $ 20.31    $ 16.62
                                                          =======    =======    =======    =======
   Total return(%).....................................     16.93     (12.97)     28.26      29.72
   RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (in thousands)............   $97,486    $64,651    $58,469    $23,637
   Ratio of expenses to average net assets(%)..........      1.64       1.66       1.80       1.93
   Ratio of net investment income to average net assets
    (%)................................................      1.50       2.50       1.20        .80
   Portfolio turnover rate(%)..........................        27         29         23         45
   Average commission rate.............................       N/A        N/A        N/A        N/A


                                                                    CLASS B                                  CLASS C
                                             -----------------------------------------------------    ---------------------
                                               1997        1996       1995       1994      1993(B)      1997       1996(D)
   SELECTED PER SHARE DATA                   --------    --------    -------    -------    -------    --------     --------
   Net asset value, beginning of period....  $  35.73    $  30.67    $ 27.60    $ 27.71    $25.86     $  35.58     $ 32.68
                                             --------    --------    -------    -------    ------     --------     -------
    Income from investment operations
      Net investment income (loss).........      (.06)       (.01)       .01       (.10)     (.01)        (.05)         --
      Net realized and unrealized gain
       (loss) on investment transactions...      3.44        5.76       3.20        .91      2.12         3.42        3.74
                                             --------    --------    -------    -------    ------     --------     -------
         Total from investment
          operations.......................      3.38        5.75       3.21        .81      2.11         3.37        3.74
                                             --------    --------    -------    -------    ------     --------     -------
    Less distributions
      From net investment income...........        --          --        .01         --       .04          .01          --
      In excess of net investment income...        --         .05         --         --        --           --         .20
      From net realized gain...............       .21         .64        .10        .90       .22          .21         .64
      In excess of net realized gain.......       .08          --        .03         --        --          .09          --
      From capital paid-in.................        --          --         --        .02        --           --          --
                                             --------    --------    -------    -------    ------     --------     -------
      Total distributions..................       .29         .69        .14        .92       .26          .31         .84
                                             --------    --------    -------    -------    ------     --------     -------
   Net asset value, end of period..........  $  38.82    $  35.73    $ 30.67    $ 27.60    $27.71     $  38.64     $ 35.58
                                             ========    ========    =======    =======    ======     ========     =======
   Total return(%).........................      9.46       18.76      11.62       2.96      7.65         9.50       11.45
   RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (in
    thousands).............................  $568,521    $312,161    $74,650    $30,143    $2,846     $174,880     $44,450
   Ratio of expenses to average net
    assets(%)..............................      2.42        2.45       2.44       2.50      2.59         2.41        2.44
   Ratio of net investment income (loss) to
    average net assets(%)..................      (.15)       (.04)       .05       (.62)     (.42)        (.14)       (.03)
   Portfolio turnover rate(%)..............         8          14          6          7        19            8          14
   Average commission rate.................  $  .0090    $  .0092        N/A        N/A       N/A     $  .0090     $ .0092

                                                              CLASS I
                                             -----------------------------------------
                                               1997       1996       1995      1994(C)
   SELECTED PER SHARE DATA                   --------    -------    -------    -------
   Net asset value, beginning of period....  $  35.89    $30.67     $ 27.60    $29.06
                                             --------    -------    -------    ------
    Income from investment operations
      Net investment income (loss).........       .32       .27         .30       .03
      Net realized and unrealized gain
       (loss) on investment transactions...      3.56      5.88        3.22      (.49)
                                             --------    -------    -------    ------
         Total from investment
          operations.......................      3.88      6.15        3.52      (.46)
                                             --------    -------    -------    ------
    Less distributions
      From net investment income...........       .32       .27         .30       .03
      In excess of net investment income...        --       .02          --        --
      From net realized gain...............       .28       .64         .12       .92
      In excess of net realized gain.......       .11        --         .03        --
      From capital paid-in.................        --        --          --       .05
                                             --------    -------    -------    ------
      Total distributions..................       .71       .93         .45      1.00
                                             --------    -------    -------    ------
   Net asset value, end of period..........  $  39.06    $35.89     $ 30.67    $27.60
                                             ========    =======    =======    ======
   Total return(%).........................     10.87     20.06       12.85     (1.64)
   RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (in
    thousands).............................  $115,046    $53,344    $13,020    $4,921
   Ratio of expenses to average net
    assets(%)..............................      1.18      1.25        1.35      1.41
   Ratio of net investment income (loss) to
    average net assets(%)..................      1.08      1.16        1.14       .47
   Portfolio turnover rate(%)..............         8        14           6         7
   Average commission rate.................  $  .0090    $.0092         N/A       N/A


---------------


  (a)  Effective April 1, 1993, the subadviser is Northern Cross
       Investments Limited. In prior periods Ivy International Fund had the following subadvisors: Boston Overseas Investors, Inc. from July 1, 1990 through March 31, 1993; and Marsh &
       Cunningham, from November 15, 1985 through June 30, 1990.
  (b)  From October 23, 1993 (commencement) to December 31, 1993.
  (c)  From October 6, 1994 (commencement) to December 31, 1994.
  (d)  From April 30, 1996 (commencement) to December 31, 1996.
  (e)  Net investment income is net of expenses reimbursed by IMI.
  (f) The ratio of expenses to average net assets is net of expenses reimbursed by IMI. Without reimbursement, the ratio of expenses to average net assets would have been 1.80%.

IVY INTERNATIONAL FUND II



                                                  CLASS A      CLASS B      CLASS C
                                                  -------      -------      -------
                                                  1997(B)      1997(B)      1997(B)
   SELECTED PER SHARE DATA(A)                     -------      -------      -------
   Net asset value, beginning of period.........  $10.01       $10.01       $ 10.01
                                                  -------      -------      -------
    Loss from investment operations
    Net investment income (loss)(c).............      --         (.02)         (.02)
    Net realized and unrealized loss on
      investment transactions...................   (1.03)       (1.06)        (1.06)
                                                  -------      -------      -------
          Total from investment operations......   (1.03)       (1.08)        (1.08)
                                                  -------      -------      -------
   Net asset value, end of period...............  $ 8.98       $ 8.93       $  8.93
                                                  =======      =======      =======
   Total return(%)..............................  (10.29)      (10.79)       (10.79)
   RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (in thousands).....  $16,202      $53,652      $27,074
   Ratio of expenses to average net assets(%)
    With expense reimbursement(%)...............    1.80         2.63          2.63
    Without expense reimbursement(%)............    2.11         2.94          2.94
   Ratio of net investment income (loss) to
    average net assets(%)(c)....................     .12         (.71)         (.71)
   Portfolio turnover rate(%)...................      10           10            10
   Average commission rate......................  $.0250       $.0250       $ .0250


---------------


(a)  Based on average shares outstanding
     For the period May 13, 1997 (commencement of operations) to
(b)  December 31, 1997.
     Net investment income (loss) is net of expenses reimbursed
(c)  by manager.



IVY INTERNATIONAL SMALL COMPANIES FUND



                                             CLASS A      CLASS B      CLASS C
                                             -------      -------      -------
                                             1997(A)      1997(A)      1997(A)
   SELECTED PER SHARE DATA                   -------      -------      -------
   Net asset value, beginning of period....  $10.00       $10.00       $10.00
                                             ------       ------       ------
    Income from investment operations
      Net investment loss(b)...............    (.01)        (.05)        (.06)
      Net realized and unrealized loss on
        investment transactions............   (1.24)       (1.27)       (1.25)
                                             ------       ------       ------
          Total from investment
          operations.......................   (1.25)       (1.32)       (1.31)
                                             ------       ------       ------
    Less distributions
      From net realized gain...............     .09          .05          .04
                                             ------       ------       ------
          Total distributions..............     .09          .05          .04
                                             ------       ------       ------
   Net asset value, end of period..........  $ 8.66       $ 8.63       $ 8.65
                                             ======       ======       ======
   Total return(%).........................  (12.52)      (13.19)      (13.14)
   RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (in
    thousands).............................  $  992       $1,007       $1,574
   Ratio of expenses to average net
    assets(c)
    With expense reimbursement(%)..........    2.50         3.31         3.23
    Without expense reimbursement(%).......    4.87         5.68         5.60
   Ratio of net investment loss to average
    net assets(%)(b).......................    (.11)        (.91)        (.83)
   Portfolio turnover rate(%)..............      10           10           10
   Average commission rate.................  $.0030       $.0030       $.0030


---------------


(a)  The Fund commenced operations January 1, 1997.
     Net investment loss is net of expenses reimbursed by
(b)  manager.
     Total expenses include fees paid indirectly through an
(c)  expense offset arrangement.

IVY PAN-EUROPE FUND



                                                  CLASS A      CLASS B
                                                  -------      -------
                                                  1997(A)      1997(A)
              SELECTED PER SHARE DATA             -------      -------
   Net asset value, beginning of period.........  $10.02       $10.02
                                                  ------       ------
    Income from investment operations
      Net investment loss(b)....................    (.02)        (.03)
      Net realized and unrealized gain on
       investment transactions..................     .58          .56
                                                  ------       ------
         Total from investment operations.......     .56          .53
                                                  ------       ------
    Less distributions
      From net realized gain....................     .02          .01
                                                  ------       ------
         Total distributions....................     .02          .01
                                                  ------       ------
   Net asset value, end of period...............  $10.56       $10.54
                                                  ======       ======
   Total return(%)..............................    5.54         5.26
   RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (in thousands).....  $  575       $   70
   Ratio of expenses to average net assets
    With expense reimbursement(%)...............    2.20         3.29
    Without expense reimbursement(%)............   28.41        29.50
   Ratio of net investment loss to average net
    assets(%)(b)................................    (.48)       (1.58)
   Portfolio turnover rate(%)...................       5            5
   Average commission rate......................  $.0300       $.0300


---------------


(a) For the period May 13, 1997 (commencement of operations) to December 31,
    1997.


(b) Net investment loss is net of expenses reimbursed by manager.



IVY SOUTH AMERICA FUND


                                                                  CLASS A                            CLASS B
                                                  ----------------------------------------      ------------------
                                                   1997       1996       1995      1994(A)       1997       1996
   SELECTED PER SHARE DATA                        -------    -------    -------    -------      -------    -------
   Net asset value, beginning of period.........  $ 8.51     $ 6.88     $ 8.37     $10.00       $ 8.48     $ 6.88
                                                  -------    -------    -------    -------      -------    -------
    Income (loss) from investment operations
      Net investment income (loss)(c)...........     .06        .01        .01         --         (.01)      (.03)
      Net realized and unrealized gain (loss) on
       investment transactions..................     .53       1.66      (1.45)     (1.63)         .53       1.63
                                                  -------    -------    -------    -------      -------    -------
         Total from investment operations.......     .59       1.67      (1.44)     (1.63)         .52       1.60
                                                  -------    -------    -------    -------      -------    -------
    Less distributions
      From net investment income................     .04         --         --         --           --         --
      From net realized gain....................     .10        .04         --         --          .06         --
      From capital paid-in......................      --         --        .05         --           --         --
                                                  -------    -------    -------    -------      -------    -------
         Total distributions....................     .14        .04        .05         --          .06         --
                                                  -------    -------    -------    -------      -------    -------
   Net asset value, end of period...............  $ 8.96     $ 8.51     $ 6.88     $ 8.37       $ 8.94     $ 8.48
                                                  =======    =======    =======    =======      =======    =======
   Total return(%)..............................    7.03      24.22     (17.28)    (16.10)        6.18      23.26
   RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (in thousands).....  $5,671     $4,016     $2,015     $  571       $3,028     $2,025
   Ratio of expenses to average net assets(d)
    With expense reimbursement(%)...............    2.45       2.55       2.61       2.20         3.23       3.33
    Without expense reimbursement(%)............    3.18       4.89       9.26      16.22         3.96       5.67
   Ratio of net investment income (loss) to
    average net assets(%)(c)....................     .65        .24        .22        .21         (.13)      (.54)
   Portfolio turnover rate(%)...................      10         20         45         82           10         20
   Average commission rate......................  $.0002     $.0002        N/A        N/A       $.0002     $.0002

                                                       CLASS B                 CLASS C
                                                  ------------------      ------------------
                                                   1995      1994(A)       1997      1996(B)
   SELECTED PER SHARE DATA                        -------    -------      -------    -------
   Net asset value, beginning of period.........  $ 8.37     $10.00       $ 8.46     $ 7.96
                                                  -------    -------      -------    ------
    Income (loss) from investment operations
      Net investment income (loss)(c)...........    (.02)      (.01)        (.02)      (.02)
      Net realized and unrealized gain (loss) on
       investment transactions..................   (1.47)     (1.62)         .53        .55
                                                  -------    -------      -------    ------
         Total from investment operations.......   (1.49)     (1.63)         .51        .53
                                                  -------    -------      -------    ------
    Less distributions
      From net investment income................      --         --           --         --
      From net realized gain....................      --         --          .08        .03
      From capital paid-in......................      --         --           --         --
                                                  -------    -------      -------    ------
         Total distributions....................      --         --          .08        .03
                                                  -------    -------      -------    ------
   Net asset value, end of period...............  $ 6.88     $ 8.37       $ 8.89     $ 8.46
                                                  =======    =======      =======    ======
   Total return(%)..............................  (17.90)    (16.20)        6.06       6.66
   RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (in thousands).....  $  684     $  122       $  453     $  111
   Ratio of expenses to average net assets(d)
    With expense reimbursement(%)...............    3.36       2.95         3.30       3.46
    Without expense reimbursement(%)............   10.01      16.97         4.03       5.80
   Ratio of net investment income (loss) to
    average net assets(%)(c)....................    (.53)      (.54)        (.20)      (.68)
   Portfolio turnover rate(%)...................      45         82           10         20
   Average commission rate......................     N/A        N/A       $.0002     $.0002


---------------


(a)  From November 1, 1994 (commencement of operations) to
     December 31, 1994.
(b)  From April 30, 1996 (commencement) to December 31, 1996.
(c) Net investment income (loss) is net of expenses reimbursed by manager.
(d) Beginning in 1995, total expenses include any fees paid indirectly through an expense offset arrangement.

INVESTMENT OBJECTIVE AND POLICIES


    Each Fund has its own investment objective and policies, which are described below. Each Fund's investment objective is fundamental and may not be changed without the approval of a majority of the outstanding voting shares of the Fund. Except for a Fund's investment objective and those investment restrictions specifically identified as fundamental, all investment policies and practices described in this Prospectus and in the SAI are non-fundamental, and may be changed by the Board of Trustees of the Trust ("Trustees") without shareholder approval. There can be no assurance that a Fund's objective will be met. The different types of securities and investment techniques used by the Funds involve varying degrees of risk. For information about the particular risks associated with each type of investment, see "Risk Factors and Investment Techniques," below, and the SAI.

    Whenever an investment objective, policy or restriction of a Fund described in this Prospectus or in the SAI states a maximum percentage of assets that may be invested in a security or other asset or describes a policy regarding quality standards, that percentage limitation or standard will, unless otherwise indicated, apply to the Fund only at the time a transaction takes place. Thus, for example, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in the percentage that results from circumstances not involving any affirmative action by the Fund will not be considered a violation.

    IVY ASIA PACIFIC FUND: The Fund's principal investment objective is long-term growth. Consideration of current income is secondary to this principal objective. Under normal circumstances the Fund invests at least 65% of its total assets in securities issued in Asia-Pacific countries, which for purposes of this Prospectus are defined to include China, Hong Kong, India, Indonesia, Malaysia, Pakistan, the Philippines, Singapore, Sri Lanka, South Korea, Taiwan, Thailand and Vietnam. Securities of Asia-Pacific issuers include: (a) securities of companies organized under the laws of an Asia-Pacific country or for which the principal securities trading market is in the Asia-Pacific region; (b) securities that are issued or guaranteed by the government of an Asia-Pacific country, its agencies or instrumentalities, political subdivisions or the country's central bank; (c) securities of a company, wherever organized, where at least 50% of the company's non-current assets, capitalization, gross revenue or profit in any one of the two most recent fiscal years represents (directly or indirectly through subsidiaries) assets or activities located in the Asia-Pacific region; and (d) any of the preceding types of securities in the form of depository shares.

    The Fund may participate in markets throughout the Asia-Pacific region, and it is expected that the Fund will be invested at all times in at least three Asia-Pacific countries. The Fund does not expect to concentrate its investments in any particular industry. See Appendix C to the SAI for further information about the economic characteristics of certain Asia-Pacific countries.


    The Fund may invest up to 35% of its assets in investment-grade debt securities of government or corporate issuers in emerging market countries, equity securities and investment grade debt securities of issuers in developed countries (including the United States), warrants, and cash or cash equivalents, such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements. For temporary defensive purposes, the Fund may invest without limit in such instruments. The Fund may also invest up to 5% of its net assets in zero coupon bonds, and in debt securities rated Ba or below by Moody's Investor Service, Inc. ("Moody's") or BB or below by Standard and Poor's Corporation ("S&P"), or if unrated, are considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). The Fund will not invest in debt securities rated less than C by either Moody's or S&P. As of December 31, 1997, the Fund held no low-rated debt securities.



    For temporary or emergency purposes, the Fund may borrow up to one-third of the value of its total assets from banks, but may not purchase securities at any time during which the value of the Fund's outstanding loans exceeds 10% of the value of the Fund's assets. The Fund may engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest up to 10% of its total assets in other investment companies that invest in securities issued in Asia-Pacific countries, and up to 15% of its net assets in illiquid securities.



    The Fund may purchase put and call options on securities and stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 10% of the value of its net assets, and may write covered call options so long as not more than 25% of the Fund's net assets are subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.


    IVY CANADA FUND: Ivy Canada Fund seeks long-term capital appreciation by investing primarily in equity securities of Canadian companies. Canada is one of the world's leading industrial countries and a major exporter of agricultural products. The country is rich in natural resources such as zinc, uranium, nickel, gold, silver, aluminum, iron and copper, and forest covers over 44% of land areas, making Canada a leading world producer of newsprint. Canada is also a major producer of hydroelectricity, oil and gas.

    As a fundamental policy, the Fund normally invests at least 65% of its total assets in Canadian equity securities (i.e., common and preferred stock, securities convertible into common stock and common stock purchase warrants) listed on Canadian stock exchanges or traded over-the-counter in Canada. Canadian issuers are companies (i) organized under the laws of Canada, (ii) for which the principal securities trading market is in Canada, (iii) which derive at least 50% of their revenues or profits from goods produced or sold, investments made or services performed in Canada, or (iv) which have at least 50% of their assets situated in Canada. The balance of the Fund's assets ordinarily are invested in (i) bills and bonds of the Canadian Government and the governments of the provinces or municipalities of Canada, (ii) high quality notes and debentures of Canadian companies (i.e., those rated Aaa or Aa by Moody's or AAA or AA by S&P, or if unrated, judged to be of comparable quality by Mackenzie Financial Corporation ("MFC"), the Fund's Advisor), (iii) foreign securities (including sponsored or unsponsored American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs"), American Depository Shares ("ADSs") and Global Depository Shares ("GDSs")), (iv) U.S. Government securities, (v) equity securities and investment-grade debt securities (i.e., those rated Baa or higher by Moody's or BBB or higher by S&P, or if unrated, are considered by MFC to be of comparable quality) of U.S. companies, and (vi) zero coupon bonds that meet these credit quality standards.


    The Fund may purchase securities on a "when-issued" or firm commitment basis, engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest up to 10% of its total assets in other investment companies and up to 15% of its net assets in illiquid securities. The fund may not, as a matter of fundamental policy, invest more than 5% of its total assets in restricted securities.

    For temporary defensive purposes, the Fund may invest without limit in U.S. or Canadian dollar-denominated money market securities issued by entities organized in the U.S. or Canada, such as (i) obligations issued or guaranteed by the Canadian Government or the governments of the provinces or municipalities of Canada (or their agencies or instrumentalities), (ii) finance company and corporate commercial paper (and other short-term corporate obligations rated Prime-1 by Moody's or A or better by S&P, or if unrated, considered by MFC to be of comparable quality), (iii) obligations of banks (i.e., certificates of deposit, time deposits and bankers' acceptances) considered creditworthy by MFC under guidelines approved by the Trustees, and (iv) repurchase agreements with broker-dealers and banks. For temporary or emergency purposes, the Fund may also borrow up to 10% of the value of its total assets from banks.

    IVY CHINA REGION FUND: Ivy China Region Fund's principal investment objective is long-term capital growth. Consideration of current income is secondary to this principal objective. The Fund seeks to meet its objective primarily by investing in the equity securities of companies that are expected to benefit from the economic development and growth of China, Hong Kong and Taiwan. A significant percentage of the Fund's assets may also be invested in the securities markets of South Korea, Singapore, Malaysia, Thailand, Indonesia and the Philippines (collectively, with China, Hong Kong and Taiwan, the "China Region").


    The Fund normally invests at least 65% of its total assets in "Greater China growth companies," defined as companies (a) that are organized in or for which the principal securities trading markets are the China Region; (b) that have at least 50% of their assets in one or more China Region countries or derive at least 50% of their gross sales revenues or profits from providing goods or services to or from within one or more China Region countries; or (c) that have at least 35% of their assets in China, Hong Kong or Taiwan, derive at least 35% of their gross sales revenues or profits from providing goods or services to or from within these three countries, or have significant manufacturing or other operations in these countries. IMI's determination as to whether a company qualifies as a Greater China growth company is based primarily on information contained in financial statements, reports, analyses and other pertinent information (some of which may be obtained directly from the company). The Fund may invest 25% or more of its total assets in the securities of issuers located in any one China Region country, and currently expects to invest more than 50% of its total assets in Hong Kong. See Appendix B to the SAI for further information about the economic characteristics of certain China Region countries.



    The balance of the Fund's assets ordinarily are invested in (i) certain investment-grade debt securities and (ii) the equity securities of "China Region associated companies," which are companies that do not meet the definition of a Greater China growth company, but whose current or expected performance, based on certain identified factors (such as the growth trends in the location of a company's assets and the sources of its revenues and profits), is judged by IMI to be strongly associated with the China Region. The investment-grade debt securities in which the Fund may invest include (a) obligations of the U.S. Government or its agencies or instrumentalities, (b) obligations of U.S. banks and other banks organized and existing under the laws of Hong Kong, Taiwan or countries that are members of the Organization for Economic Cooperation and Development ("OECD"), (c) obligations denominated in any currency issued by international development institutions and Hong Kong, Taiwan and OECD member governments and their agencies and instrumentalities, and (d) corporate bonds rated Baa or higher by Moody's or BBB or higher by S&P (or if unrated, are considered by IMI to be of comparable quality), as well as repurchase agreements with respect to any of the foregoing instruments. The Fund may also invest in zero coupon bonds.



    The Fund may invest less than 35% of its net assets in debt securities rated Ba or below by Moody's or BB or below by S&P, or, if unrated, considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). The Fund will not invest in debt securities rated less than C by either Moody's or S&P. As of December 31, 1997, the Fund held no low-rated debt securities.



    The Fund may invest in sponsored or unsponsored ADRs, GDRs, ADSs and GDSs, warrants, and securities issued on a "when-issued" or firm commitment basis, and may engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest up to 10% of its total assets in other investment companies, and up to 15% of its net assets in illiquid securities.


    For temporary defensive purposes and during periods when IMI believes that circumstances warrant, the Fund may reduce its position in Greater China growth companies and Greater China associated companies and increase its investment in cash and liquid debt securities, such as U.S. Government securities, bank obligations, commercial paper, short-term notes and repurchase agreements. For temporary or emergency purposes, the Fund may also borrow up to 10% of the value of its total assets from banks.

    The Fund may purchase put and call options on securities and stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 10% of the value of its net assets, and may write covered call options so long as not more than 25% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in stock index futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.


    IVY DEVELOPING NATIONS FUND: The Fund's principal objective is long-term growth. Consideration of current income is secondary to this principal objective. In pursuing its objective, the Fund invests primarily in the equity securities of companies that IMI believes will benefit from the economic development and growth of emerging markets. The Fund considers countries having emerging markets to be those that (i) are generally considered to be "developing" or "emerging" by the World Bank and the International Finance Corporation, or (ii) are classified by the United Nations (or otherwise regarded by their authorities) as "emerging." Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities (including common and preferred stocks, convertible debt obligations, warrants, options (subject to the restrictions set forth below), rights, and sponsored or unsponsored ADRs, GDRs, ADSs and GDSs that are listed on stock exchanges or traded over-the-counter) of "Emerging Market growth companies," which are defined as companies
(a) for which the principal securities trading market is an emerging market (as defined above), (b) that each (alone or on a consolidated basis) derives 50% or more of its total revenue either from goods, sales or services in emerging markets, or (c) that are organized under the laws of (and with a principal office in) an emerging market country.



    The Fund normally invests its assets in the securities of issuers located in at least three emerging market countries, and may invest 25% or more of its total assets in the securities of issuers located in any one country. IMI's determination as to whether a company qualifies as an Emerging Market growth company is based primarily on information contained in financial statements, reports, analyses and other pertinent information (some of which may be obtained directly from the company).

    For purposes of capital appreciation, the Fund may invest up to 35% of its total assets in (i) debt securities of government or corporate issuers in emerging market countries, (ii) equity and debt securities of issuers in developed countries (including the United States), and (iii) cash or cash equivalents such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements. For temporary defensive purposes, the Fund may invest without limit in such instruments. The Fund may also invest in zero coupon bonds and purchase securities on a "when-issued" or firm commitment basis.



    The Fund will not invest more than 20% of its total assets in debt securities rated Ba or lower by Moody's or BB or lower by S&P, or if unrated, are considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). The Fund will not invest in debt securities rated less than C by either Moody's or S&P. As of December 31, 1997, the Fund held no low-rated debt securities.



    For temporary or emergency purposes, the Fund may borrow up to one-third of the value of its total assets from banks, but may not purchase securities at any time during which the value of the Fund's outstanding loans exceeds 10% of the value of the Fund's total assets. The Fund may engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest up to 10% of its total assets in other investment companies, and up to 15% of its net assets in illiquid securities.



    The Fund may purchase put and call options on securities and stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 10% of the value of its net assets, and may write covered call options so long as not more than 25% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in (and options on) stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.



    IVY GLOBAL FUND: The Fund seeks long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments of any nation. Any income realized will be incidental. Under normal conditions, the Fund will invest at least 65% of its total assets in the common stock of companies throughout the world, with at least three different countries (one of which may be the United States) represented in the Fund's overall portfolio holdings. Although the Fund generally invests in common stock, it may also invest in preferred stock, sponsored or unsponsored ADRs, GDRs, ADSs and GDSs, and investment-grade debt securities (i.e., those rated Baa or higher by Moody's or BBB or higher by S&P, or if unrated, are considered by IMI to be of comparable quality), including corporate bonds, notes, debentures, convertible bonds and zero coupon bonds.



    The Fund may invest less than 35% of its net assets in debt securities rated Ba or below by Moody's or BB or below by S&P, or if unrated, considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). The Fund will not invest in debt securities rated less than C by either Moody's or S&P. As of December 31, 1997, the Fund had 1.05% of its total assets invested in low-rated debt securities.



    The Fund may invest in equity real estate investment trusts, warrants, and securities issued on a "when-issued" or firm commitment basis, and may engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest up to 10% of its total assets in other investment companies and up to 15% of its net assets in illiquid securities. The Fund may not, as a matter of fundamental policy, invest more than 5% of its total assets in restricted securities.


    For temporary defensive purposes and during periods when IMI believes that circumstances warrant, the Fund may invest without limit in U.S. Government securities, obligations issued by domestic or foreign banks (including certificates of deposit, time deposits and bankers' acceptances), and domestic or foreign commercial paper (which, if issued by a corporation, must be rated Prime-1 by Moody's or A-1 by S&P, or if unrated has been issued by a company that at the time of investment has an outstanding debt issue rated Aaa or Aa by Moody's or AAA or AA by S&P). The Fund may also enter into repurchase agreements, and, for temporary or emergency purposes, may borrow up to 10% of the value of its total assets from banks.

    The Fund may purchase put and call options on stock indices, provided the premium paid for such options does not exceed 10% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 50% of the value of its net assets, and may write covered call options so long as not more than 20% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in (and options on) stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 20% of its total assets.

    IVY GLOBAL NATURAL RESOURCES FUND: The Fund's investment objective is long-term growth. Any income realized will be incidental. Under normal conditions, the Fund invests at least 65% of its total assets in the equity securities of companies throughout the world that own, explore or develop natural resources and other basic commodities, or supply goods and services to such companies. Under this investment policy, at least three different countries (one of which may be the United States) will be represented in the Fund's overall portfolio holdings. "Natural resources" generally include precious metals (such as gold, silver and platinum), ferrous and nonferrous metals (such as iron, aluminum and copper), strategic metals (such as uranium and titanium), coal, oil, natural gases, timber, undeveloped real property and agricultural commodities. Although the Fund generally invests in common stock, it may also invest in preferred stock, securities convertible into common stock and sponsored or unsponsored ADRs, GDRs, ADSs and GDSs. The Fund may also invest directly in precious metals and other physical commodities.


    MFC believes that certain political and economic changes in the global environment in recent years have had and will continue to have a profound effect on global supply and demand of natural resources, and that rising demand from developing markets and new sources of supply should create attractive investment opportunities. In selecting the Fund's investments, MFC will seek to identify securities of companies that, in MFC's opinion, appear to be undervalued relative to the value of the companies' natural resource holdings.



    For temporary defensive purposes, the Fund may invest without limit in cash or cash equivalents, such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements. For temporary or emergency purposes, the Fund may borrow up to one-third of the value of its total assets from banks, but may not purchase securities at any time during which the value of the Fund's outstanding loans exceeds 10% of the value of the Fund's total assets. The Fund may engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest up to 10% of its total assets in other investment companies and up to 15% of its net assets in illiquid securities.

    For hedging purposes only, the Fund may engage in transactions in (and options on) foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.

    IVY GLOBAL SCIENCE & TECHNOLOGY FUND: The Fund's principal investment objective is long-term capital growth. Any income realized will be incidental. Under normal conditions, the Fund will invest at least 65% of its total assets in the common stock of companies that are expected to benefit from the development, advancement and use of science and technology. Under this investment policy, at least three different countries (one of which may be the United States) will be represented in the Fund's overall portfolio holdings. Industries likely to be represented in the Fund's portfolio include computers and peripheral products, software, electronic components and systems, telecommunications, media and information services, pharmaceuticals, hospital supply and medical devices, biotechnology, environmental services, chemicals and synthetic materials, and defense and aerospace. The Fund may also invest in companies that are expected to benefit indirectly from the commercialization of technological and scientific advances. In recent years, rapid advances in these industries have stimulated unprecedented growth. While this is no guarantee of future performance, IMI believes that these industries offer substantial opportunities for long-term capital appreciation.


    Although the Fund generally invests in common stock, it may also invest in preferred stock, securities convertible into common stock, sponsored or unsponsored ADRs, GDRs, ADSs and GDSs and investment-grade debt securities (i.e., those rated Baa or higher by Moody's or BBB or higher by S&P, or if unrated, are considered by IMI to be of comparable quality), including corporate bonds, notes, debentures, convertible bonds and zero coupon bonds. The Fund may also invest up to 5% of its net assets in debt securities that are rated Ba or below by Moody's or BB or below by S&P, or if unrated, are considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). The Fund will not invest in debt securities rated less than C by either Moody's or S&P. As of December 31, 1997, the Fund held no low-rated debt securities.



    The Fund may invest in warrants, purchase securities on a "when-issued" or firm commitment basis, engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest (i) up to 10% of its total assets in other investment companies and (ii) up to 15% of its net assets in illiquid securities.


    For temporary defensive purposes and during periods when IMI believes that circumstances warrant, the Fund may invest without limit in U.S. Government securities, obligations issued by domestic or foreign banks (including certificates of deposit, time deposits and bankers' acceptances), and domestic or foreign commercial paper (which, if issued by a corporation, must be rated Prime-1 by Moody's or A-1 by S&P, or if unrated has been issued by a company that at the time of investment has an outstanding debt issue rated Aaa or Aa by Moody's or AAA or AA by S&P). The Fund may also enter into repurchase agreements, and, for temporary or emergency purposes, may borrow up to 10% of the value of its total assets from banks.


    The Fund may purchase put and call options on stock indices and on individual securities, provided the premium paid for such options does not exceed 10% of the value of the Fund's net assets. The Fund may also sell covered put options with respect to up to 50% of the value of its net assets, and may write covered call options so long as not more than 20% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in (and options on) stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 20% of the value of its total assets.


    IVY INTERNATIONAL FUND II: The Fund's principal objective is long-term capital growth primarily through investment in equity securities. Consideration of current income is secondary to this principal objective. It is anticipated that at least 65% of the Fund's total assets will be invested in common stocks (and securities convertible into common stocks) principally traded in European, Pacific Basin and Latin American markets. Under this investment policy, at least three different countries (other than the United States) will be represented in the Fund's overall portfolio holdings. For temporary defensive purposes, the Fund may also invest in equity securities principally traded in U.S. markets. IMI, the Fund's investment manager, invests the Fund's assets in a variety of economic sectors, industry segments and individual securities in order to reduce the effects of price volatility in any one area and to enable shareholders to participate in markets that do not necessarily move in concert with U.S. markets. IMI seeks to identify rapidly expanding foreign economies, and then searches out growing industries and corporations, focusing on companies with established records. Individual securities are selected based on value indicators, such as a low price-earnings ratio, and are reviewed for fundamental financial strength. Companies in which investments are made will generally have at least $1 billion in capitalization and a solid history of operations.


    When economic or market conditions warrants, the Fund may invest without limit in U.S. Government securities, investment-grade debt securities (i.e., those rated Baa or higher by Moody's or BBB or higher by S&P, or if unrated, considered by IMI to be of comparable quality), preferred stocks, sponsored or unsponsored ADRs, GDRs, ADSs and GDSs, warrants, or cash or cash equivalents such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements. For temporary or emergency purposes, the Fund may borrow up to 10% of the value of its total assets from banks. The Fund may also purchase securities on a "when-issued" or firm commitment basis, and may engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest up to 10% of its total assets in other investment companies and up to 15% of its net assets in illiquid securities.


    The Fund may purchase put and call options on securities and stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 10% of the value of its net assets, and may write covered call options so long as not more than 25% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in (and options on) stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.

    IVY INTERNATIONAL FUND: Sales of shares of this Fund to new investors have been suspended. See "How to Buy Shares."

    The Fund's principal objective is long-term capital growth primarily through investment in equity securities. Consideration of current income is secondary to this principal objective. It is anticipated that at least 65% of the Fund's total assets will be invested in common stocks (and securities convertible into common stocks) principally traded in European, Pacific Basin and Latin American markets. Under this investment policy, at least three different countries (other than the United States) will be represented in the Fund's overall portfolio holdings. For temporary defensive purposes, the Fund may also invest in equity securities principally traded in U.S. markets.

    The Fund's subadviser, Northern Cross Investments Limited ("Northern Cross"), invests the Fund's assets in a variety of economic sectors, industry segments and individual securities to reduce the effects of price volatility in any one area and to enable shareholders to participate in markets that do not necessarily move in concert with U.S. markets. Northern Cross seeks to identify rapidly expanding foreign economies, and then searches out growing industries and corporations, focusing on companies with established records. Individual securities are selected based on value indicators, such as a low price-earnings ratio, and are reviewed for fundamental financial strength. Companies in which investments are made will generally have at least $1 billion in capitalization and a solid history of operations.



    When economic or market conditions warrant, the Fund may invest without limit in U.S. Government securities, investment-grade debt securities (i.e., those rated Baa or higher by Moody's or BBB or higher by S&P, or if unrated, are considered by Northern Cross to be of comparable quality), preferred stocks, sponsored or unsponsored ADRs, GDRs, ADSs and GDSs, warrants, or cash or cash equivalents such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements. For temporary or emergency purposes, the Fund may borrow up to 10% of the value of its total assets from banks. The Fund may also purchase securities on a "when-issued" or firm commitment basis, and may engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest up to 10% of its total assets in other investment companies and up to 15% of its net assets in illiquid securities.


    The Fund may purchase put and call options on securities and stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 10% of the value of its net assets, and may write covered call options so long as not more than 25% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in (and options on) stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.

    IVY INTERNATIONAL SMALL COMPANIES FUND: The Fund's principal investment objective is long-term growth primarily through investment in foreign equity securities. Consideration of current income is secondary to this principal objective. Under normal circumstances the Fund invests at least 65% of its total assets in common and preferred stocks (and securities convertible into common stocks) of foreign issuers having total market capitalization of less than $1 billion. Under this investment policy, at least three different countries (other than the United States) will be represented in the Fund's overall portfolio holdings. For temporary defensive purposes, the Fund may also invest in equity securities principally traded in the United States. The Fund will invest its assets in a variety of economic sectors, industry segments and individual securities in order to reduce the effects of price volatility in any area and to enable shareholders to participate in markets that do not necessarily move in concert with the U.S. market. The factors that IMI considers in determining the appropriate distribution of investments among various countries and regions include prospects for relative economic growth, expected levels of inflation, government policies influencing business conditions and the outlook for currency relationships.


    In selecting the Fund's investments, IMI will seek to identify securities that are attractively priced relative to their intrinsic value. The intrinsic value of a particular security is analyzed by reference to characteristics such as relative price-earnings ratio, dividend yield and other relevant factors (such as applicable financial, tax, social and political conditions).



    When economic or market conditions warrant, the Fund may invest without limit in U.S. Government securities, investment-grade debt securities, zero coupon bonds, preferred stocks, warrants, or cash or cash equivalents such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements. The Fund may also invest up to 5% of its net assets in debt securities rated Ba or below by Moody's or BB or below by S&P, or if unrated, are considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). The Fund will not invest in debt securities rated less than C by either Moody's or S&P. As of December 31, 1997, the Fund held no low-rated debt securities.



    For temporary or emergency purposes, the Fund may borrow up to one-third of the value of its total assets from banks, but may not purchase securities at any time during which the value of the Fund's outstanding loans exceeds 10% of the value of the Fund's assets. The Fund may engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest (i) up to 10% of its total assets in other investment companies and
(ii) up to 15% of its net assets in illiquid securities.


    The Fund may purchase put and call options on securities and stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 10% of the value of its net assets, and may write covered call options so long as not more than 25% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.


    IVY PAN-EUROPE FUND: The Fund's principal investment objective is long-term capital growth. Consideration of current income is secondary to this principal objective. The Fund seeks to achieve its investment objective by investing primarily in the equity securities of companies domiciled or otherwise doing business (as described below) in European countries. Under normal circumstances, the Fund will invest at least 65% of its total assets in the equity securities of "European companies," which include any issuer (a) that is organized under the laws of a European country; (b) that derives 50% or more of its total revenues from goods produced or sold, investments made or services performed in Europe; or (c) for which the principal trading market is in Europe. The Fund may also invest up to 35% of its total assets in the equity securities of issuers domiciled outside of Europe. The equity securities in which the Fund may invest include common stock, preferred stock and common stock equivalents such as warrants and convertible debt securities. The Fund may also invest in sponsored or unsponsored ADRs, European Depository Receipts ("EDRs"), GDRs, ADSs, European Depository Shares ("EDSs") and GDSs. The Fund does not expect to concentrate its investments in any particular industry.



    The Fund may invest up to 35% of its net assets in debt securities, but will not invest more than 20% of its net assets in debt securities rated Ba or below by Moody's or BB or below by S&P, or if unrated, are considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). The Fund will not invest in debt securities rated less than C by either Moody's or S&P. As of December 31, 1997, the Fund held no low-rated debt securities. The Fund may also purchase securities on a "when-issued" or firm commitment basis, engage in foreign currency exchange transactions and enter into forward foreign currency contracts. In addition, the Fund may invest up to 5% of its net assets in zero coupon bonds.


    For temporary defensive purposes or when IMI believes that circumstances warrant, the Fund may invest without limit in U.S. Government securities, investment-grade debt securities (i.e., those rated Baa or higher by Moody's or BBB or higher by S&P, or if unrated, are considered by IMI to be of comparable quality), warrants, and cash or cash equivalents such as domestic or foreign bank obligations (including certificates of deposit, time deposits and bankers' acceptances), short-term notes, repurchase agreements, and domestic or foreign commercial paper (which, if issued by a corporation, must be rated Prime-1 by Moody's or A-1 by S&P, or if unrated has been issued by a company that at the time of investment has an outstanding debt issue rated Aaa or Aa by Moody's or AAA or AA by S&P).


    For temporary or emergency purposes, the Fund may borrow up to one-third of the value of its total assets from banks, but may not purchase securities at any time during which the value of the Fund's outstanding loans exceeds 10% of the value of the Fund's total assets. The Fund may also invest (i) up to 10% of its total assets in other investment companies, and (ii) up to 15% of its net assets in illiquid securities.


    The Fund may purchase put and call options on securities and stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 10% of the value of its net assets, and may write covered call options so long as not more than 25% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in (and options on) stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.


    IVY SOUTH AMERICA FUND: The Fund's principal investment objective is long-term capital growth. Consideration of current income is secondary to this principal objective. Under normal conditions the Fund invests at least 65% of its total assets in securities issued in South America. Securities of South American issuers include (a) securities of companies organized under the laws of a South American country or for which the principal securities trading market is in South America; (b) securities that are issued or guaranteed by the government of a South American country, its agencies or instrumentalities, political subdivisions or the country's central bank; (c) securities of a company, wherever organized, where at least 50% of the company's non-current assets, capitalization, gross revenue or profit in any one of the two most recent fiscal years represents (directly or indirectly through subsidiaries) assets or activities located in South America; or (d) any of the preceding types of securities in the form of depository shares. The Fund may participate, however, in markets throughout Latin America, which for purposes of this Prospectus is defined as Mexico, Central America, South America and the Spanish-speaking islands of the Caribbean, and it is expected that the Fund will be invested at all times in at least three countries. Under present conditions, the Fund expects to focus its investments in Argentina, Brazil, Chile, Colombia, Peru and Venezuela, which IMI believes are the most developed capital markets in South America. The Fund does not expect to concentrate its investments in any particular industry.



    The Fund's equity investments consist of common stock, preferred stock (either convertible or non-convertible), sponsored or unsponsored ADRs, GDRs, ADSs and GDSs, and warrants (any of which may be purchased through rights). The Fund's equity securities may be listed on securities exchanges, traded over-the-counter, or have no organized market.



    The Fund may invest in debt securities (including zero coupon bonds) when IMI anticipates that the potential for capital appreciation from debt securities is likely to equal or exceed that of equity securities (e.g., a favorable change in relative foreign exchange rates, interest rate levels or the creditworthiness of issuers). These include debt securities issued by South American Governments ("Sovereign Debt"). Most of the debt securities in which the Fund may invest are not rated, and those that are rated are expected to be below investment-grade (i.e., rated Ba or below by Moody's or BB or below by S&P, or considered by IMI to be of comparable quality), and are commonly referred to as "high yield" or "junk" bonds. As of December 31, 1997, the Fund held no low-rated debt securities.



    To meet redemptions, or while the Fund is anticipating investments in South American securities, the Fund may hold cash or cash equivalents such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements. For temporary defensive or emergency purposes, the Fund may (i) invest without limit in such instruments, and (ii) borrow up to one-third of the value of its total assets from banks (but may not purchase securities at any time during which the value of the Fund's outstanding loans exceeds 10% of the value of the Fund's total assets).



    The Fund may purchase securities on a "when-issued" or firm commitment basis, engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest up to 10% of its total assets in other investment companies, and up to 15% of its net assets in illiquid securities. The Fund will treat as illiquid any South American securities that are subject to restrictions on repatriation for more than seven days, as well as any securities issued in connection with South American debt conversion programs that are restricted to remittance of invested capital or profits.



    The Fund may purchase put and call options on securities and stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 10% of the value of its net assets, and may write covered call options so long as not more than 25% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in (and options on) stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.



RISK FACTORS AND INVESTMENT TECHNIQUES


    SPECIAL CONSIDERATIONS RELATED TO IVY ASIA PACIFIC FUND: Certain Asia-Pacific countries in which the Fund may invest are developing countries, and may be in the initial stages of their industrialization cycle. The economic structures of developing countries generally are less diverse and mature than in the United States, and their political systems may be relatively unstable. Historically, markets of developing countries have been more volatile than the markets of developed countries, yet such markets often have provided higher rates of return to investors.

    Investing in securities of issuers in Asia-Pacific countries involves certain considerations not typically associated with investing in securities of United States companies, including (i) restrictions on foreign investment and on repatriation of capital invested in Asian countries, (ii) currency fluctuations,
(iii) the cost of converting foreign currency into United States dollars, (iv) potential price volatility and lesser liquidity of shares traded on Asia-Pacific country securities markets and (v) political and economic risks, including the risk of nationalization or expropriation of assets and the risk of war.

    Certain Asia-Pacific countries may be more vulnerable to the ebb and flow of international trade and to trade barriers and other protectionist or retaliatory measures. Investments in countries such as China that have recently opened their capital markets and that appear to have relaxed their central planning requirement, as well as in countries that have privatized some of their state-owned industries, should be regarded as speculative.

    The settlement period of securities transactions in foreign markets in general may be longer than in domestic markets, and such delays may be of particular concern in developing countries. For example, the possibility of political upheaval and the dependence on foreign economic assistance may be greater in developing countries than in developed countries, either one of which may increase settlement delays.

    Securities exchanges, issuers and broker-dealers in some Asia-Pacific countries are subject to less regulatory scrutiny than in the United States. In addition, due to the limited size of the markets for Asia-Pacific securities, the prices for such securities may be more vulnerable to adverse publicity, investors' perceptions or traders' positions or strategies, which could cause a decrease not only in the value but also in the liquidity of the Fund's investments.

    SPECIAL CONSIDERATIONS RELATED TO IVY CANADA FUND: The economy of Canada is strongly influenced by the activities of companies involved in the production and processing of natural resources, particularly those involved in the energy industry, industrial materials (e.g., chemicals, base metals, timber and paper) and agricultural materials (e.g., grain cereals). The securities of companies in the energy industry are subject to changes in value and dividend yield, which depend, to a large extent, on the price and supply of energy fuels. Rapid price and supply fluctuations may be caused by events relating to international politics, energy conservation and the success of exploration projects.

    SPECIAL CONSIDERATIONS RELATED TO IVY CHINA REGION FUND: Investors should realize that China Region countries may be subject to a greater degree of economic, political and social instability than is the case in the United States or other developed countries. Among the factors causing this instability are (i) authoritarian governments or military involvement in political and economic decision making, (ii) popular unrest associated with demands for improved political, economic and social conditions, (iii) internal insurgencies, (iv) hostile relations with neighboring countries, (v) ethnic, religious and racial disaffection, and (vi) changes in trading status, any one of which could disrupt the principal financial markets in which the Fund invests and adversely affect the value of its assets. In addition, several China Region countries have had hostile relations with neighboring nations. For example, China continues to claim sovereignty over Taiwan, and has assumed sovereignty over Hong Kong.

    China Region countries tend to be heavily dependent on international trade, as a result of which their markets are highly sensitive to protective trade barriers and the economic conditions of their principal trading partners (i.e., the United States, Japan and Western European countries). Protectionist trade legislation, reduction of foreign investment in China Region economies and general declines in the international securities markets could have a significant adverse effect on the China Region securities markets. In addition, certain China Region countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. There is a heightened risk in these countries that such adverse actions might be repeated.

    To take advantage of potential growth opportunities, the Fund might have significant investments in companies with relatively small market capitalization. Securities of smaller companies may be subject to more abrupt or erratic market movements than the securities of larger more established companies, both because they tend to be traded in lower volume and because the companies are subject to greater business risk. In addition, to the extent that any China Region country experiences rapid increases in its money supply or investment in equity securities for speculative purposes, the equity securities traded in such countries may trade at price-earning multiples higher than those of comparable companies trading on securities markets in the United States, which may not be sustainable. Finally, restrictions on foreign investment exists to varying degrees in some China Region countries. Where such restrictions apply, investments may be limited and may increase the Fund's expenses. The SAI contains additional information concerning the risks associated with investing in the China Region.


    SPECIAL CONSIDERATIONS RELATED TO IVY DEVELOPING NATIONS FUND, IVY GLOBAL SCIENCE & TECHNOLOGY FUND, AND IVY INTERNATIONAL SMALL COMPANIES FUND: In light of Ivy Developing Nations Fund's concentration in equity securities of Emerging Market growth companies (as defined above), an investment in the Fund should be considered speculative. In addition, both Ivy Global Science & Technology Fund and Ivy International Small Companies Fund are expected to have significant investments in companies with relatively small market capitalizations. Securities of smaller companies may be subject to more abrupt or erratic market movements than the securities of larger more established companies, both because they tend to be traded in lower volume and because the companies are subject to greater business risk.


    Because Ivy Global Science & Technology Fund normally focuses its investments in science and technology-related industries, the value of the Fund's shares may be more susceptible to factors affecting those industries and to greater market fluctuation than a fund whose portfolio holdings are more diverse. For example, rapid advances in these industries tend to render existing products obsolete. In addition, many companies in which the Fund is likely to invest are subject to government regulations and approval of their products and services, which may affect their overall profitability and cause their stock prices to be more volatile. In selecting the Fund's portfolio of investments, IMI will consider each company's ability to create new products, secure any necessary regulatory approvals, and generate sufficient customer demand. A company's failure to perform well in any one of these areas, however, could cause its stock to decline sharply.

    SPECIAL CONSIDERATIONS RELATED TO IVY GLOBAL NATURAL RESOURCES FUND: Since the Fund normally invests a substantial portion of its assets in securities of companies engaged in natural resources activities, the Fund may be subject to greater risks and market fluctuations than funds with more diversified portfolios. The value of the Fund's securities will fluctuate in response to market conditions generally, and will be particularly sensitive to the markets for those natural resources in which a particular issuer is involved. The values of natural resources may also fluctuate directly with respect to real and perceived inflationary trends and various political developments. In addition, many natural resource companies have been subject to significant costs associated with compliance with environmental and other safety regulations. In selecting the Fund's portfolio of investments, IMI will consider each company's ability to create new products, secure any necessary regulatory approvals, and generate sufficient customer demand. A company's failure to perform well in any one of these areas, however, could cause its stock to decline sharply.

    To take advantage of potential growth opportunities, the Fund might have significant investments in companies with relatively small market capitalization. Securities of smaller companies may be subject to more abrupt or erratic market movements than the securities of larger more established companies because they tend to be traded in lower volume and because the companies are subject to greater business risk.

    The Fund's investments in precious metals (such as gold) and other physical commodities are subject to special risk considerations, including substantial price fluctuations over short periods of time. On the other hand, investments in precious metals, coins or bullion could help to moderate fluctuations in the value of the Fund's portfolio, since the prices of precious metals have at times tended not to fluctuate as widely as shares of issuers engaged in the mining of precious metals. Because precious metals and other commodities do not generate investment income, however, the return on such investments will be derived solely from the appreciation and depreciation on such investments. The Fund may also incur storage and other costs relating to its investments in precious metals and other commodities, which may, under certain circumstances, exceed custodial and brokerage costs associated with investments in other types of securities. When the Fund purchases a precious metal, IMI currently intends that it will only be in a form that is readily marketable.



    SPECIAL CONSIDERATIONS RELATED TO IVY SOUTH AMERICA FUND: The securities markets of Latin American countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States. This could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investor perception, whether based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets.



    For many years, most Latin American countries have experienced substantial (and in some periods extremely high) rates of inflation, which have had and may continue to have very negative effects on the economies and securities markets of these countries. In addition, certain Latin American countries are among the largest debtors to commercial banks and foreign governments, and some have declared moratoria on the payment of principal and/or interest on external debt. Accordingly, the Sovereign Debt instruments in which the Fund may invest involve a high degree of risk and should be considered equivalent in quality to debt securities rated below investment-grade by Moody's and S&P.



    The Fund is classified as a non-diversified investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and therefore may invest, with respect to 50% of its total assets, more than 5% of its total assets in the securities of any one issuer. Consequently, the performance of a single issuer in which the Fund has invested may have a more significant effect on the overall performance of the Fund than if the Fund were a diversified company.


    BANK OBLIGATIONS: The bank obligations in which the Funds may invest include certificates of deposit, bankers' acceptances, and other short-term debt obligations. Investments in certificates of deposit and bankers' acceptances are limited to obligations of (i) banks having total assets in excess of $1 billion, and (ii) other banks if the principal amount of the obligation is fully insured by the Federal Deposit Insurance Corporation ("FDIC"). Investments in certificates of deposit of savings associations are limited to obligations of Federal or state-chartered institutions whose total assets exceed $1 billion and whose deposits are insured by the FDIC.


    BORROWING: Borrowing may exaggerate the effect on a Fund's net asset value of any increase or decrease in the value of the Fund's portfolio securities. Money borrowed will be subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances).


    COMMERCIAL PAPER: Commercial paper represents short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations, and finance companies. Each Fund's investments in commercial paper are limited to obligations rated Prime-1 by Moody's or A-1 by S&P, or if not rated, are issued by companies having an outstanding debt issue currently rated Aaa or Aa by Moody's or AAA or AA by S&P.

    CONVERTIBLE SECURITIES: The convertible securities in which the Funds may invest include corporate bonds, notes, debentures and other securities convertible into common stocks. Because convertible securities can be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security.

    DEBT SECURITIES, IN GENERAL: Investment in debt securities, including municipal securities, involves both interest rate and credit risk. Generally, the value of debt instruments rises and falls inversely with fluctuations in interest rates. As interest rates decline, the value of debt securities generally increases. Conversely, rising interest rates tend to cause the value of debt securities to decrease. Bonds with longer maturities generally are more volatile than bonds with shorter maturities. The market value of debt securities also varies according to the relative financial condition of the issuer. In general, lower-quality bonds offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument.

    U.S. GOVERNMENT SECURITIES: U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Such securities include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes, and bonds) and (2) Federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates, which are mortgage-backed securities). When such securities are held to maturity, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest possible credit quality. U.S. Government securities that are not held to maturity are subject to variations in market value caused by fluctuations in interest rates.


    Mortgage-backed securities are securities representing part ownership of a pool of mortgage loans. Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the loans typically will be substantially less because the mortgages will be subject to principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the security. Conversely, rising interest rates tend to decrease the rate of prepayment, thereby lengthening the security's actual average life (and increasing the security's price volatility). Since it is not possible to predict accurately the average life of a particular pool, and because prepayments are reinvested at current rates, mortgage-backed securities involve significantly greater price and yield volatility than traditional debt securities.


    INVESTMENT-GRADE DEBT SECURITIES: Bonds rated Aaa by Moody's and AAA by S&P are judged to be of the best quality (i.e., capacity to pay interest and repay principal is extremely strong). Bonds rated Aa/AA are considered to be of high quality (i.e., capacity to pay interest and repay principal is very strong and differs from the highest rated issues only to a small degree). Bonds rated A are viewed as having many favorable investment attributes, but elements may be present that suggest a susceptibility to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Bonds rated Baa/BBB (considered by Moody's to be "medium grade" obligations) are considered to have an adequate capacity to pay interest and repay principal, but certain protective elements may be lacking (i.e., such bonds lack outstanding investment characteristics and have some speculative characteristics).


    LOW-RATED DEBT SECURITIES: Securities rated lower than Baa or BBB, and comparable unrated securities (commonly referred to as "high yield" or "junk" bonds), are considered by major credit-rating organizations to have predominately speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. Investors in those Funds that invest in these securities should be aware of and willing to accept the special risks associated with these securities.


    While high yield debt securities are likely to have some quality and protective characteristics, these qualities are largely outweighed by the risk of exposure to adverse conditions and other uncertainties. Accordingly, investments in such securities, while generally providing for greater income and potential opportunity for gain than investments in higher-rated securities, also entail greater risk (including the possibility of default or bankruptcy of the issuer of such securities) and generally involve greater price volatility than securities in higher rating categories. IMI seeks to reduce risk through diversification (including investments in foreign securities), credit analysis and attention to current developments and trends in both the economy and financial markets. Should the rating of a portfolio security be downgraded, IMI will determine whether it is in the affected Fund's best interest to retain or dispose of the security (unless the security is downgraded below the rating of C, in which case IMI most likely would dispose of the security based on then existing market conditions). For additional information regarding the risks associated with investing in high yield bonds, see the SAI (and, in particular, Appendix A, which contains a more complete description of the ratings assigned by Moody's and S&P).

    FOREIGN SECURITIES: The foreign securities in which the Funds invest may include non-U.S. dollar-denominated securities, Eurodollar securities, sponsored or unsponsored ADRs, GDRs, ADSs and GDSs, and debt securities issued, assumed or guaranteed by foreign governments (or political subdivisions or instrumentalities thereof). Investors should consider carefully the special risks that arise in connection with investing in securities issued by companies and governments of foreign nations, which are in addition to those risks that are associated with the Funds' investments, generally.

    In many foreign countries, there is less regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. For example, foreign companies are not generally subject to uniform accounting and financial reporting standards, and foreign securities transactions may be subject to higher brokerage costs. There also tends to be less publicly available information about issuers in foreign countries, and foreign securities markets of many of the countries in which the Funds may invest may be smaller, less liquid and subject to greater price volatility than those in the United States. Generally, price fluctuations in the Funds' foreign security holdings are likely to be high relative to those of securities issued in the United States.


    Other risks include the possibility of expropriation, nationalization or confiscatory taxation, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), difficulties in pricing, default in foreign government securities, high rates of inflation, difficulties in enforcing foreign judgments, political or social instability, or other developments that could adversely affect the Funds' foreign investments. In addition, investing in foreign securities usually involves the use of foreign currencies. For a description of the risk associated with such currencies, see the SA1.


    The risks of investing in foreign securities (described above) are likely to be intensified in the case of investments in issuers domiciled or doing substantial business in countries with emerging or developing economies ("emerging markets"). For example, countries with emerging markets may have relatively unstable governments and therefore be susceptible to sudden adverse government action (such as nationalization of businesses, restrictions on foreign ownership or prohibitions against repatriation of assets). Security prices in emerging markets can also be significantly more volatile than in the more developed nations of the world, and communications between the U.S. and emerging market countries may be unreliable, increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Delayed settlements could cause a Fund to miss attractive investment opportunities or impair its ability to dispose of portfolio securities, resulting in a loss if the value of the securities subsequently declines. In addition, many emerging markets have experienced and continue to experience especially high rates of inflation. In certain countries, inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries.

    In recent years, many emerging market countries around the world have undergone political changes that have reduced government's role in economic and personal affairs and have stimulated investment and growth. In order for these emerging economies to continue to expand and develop industry, infrastructure and currency reserves, continued influx of capital is essential. Historically, there is a strong direct correlation between economic growth and stock market returns. While this is no guarantee of future performance, IMI believes that investment opportunities (particularly in the energy, environmental services, natural resources, basic materials, power, telecommunications and transportation industries) may result within the evolving economies of emerging market countries from which the Funds and their shareholders will benefit. IMI believes that similar investment opportunities will be created for companies involved in providing consumer goods and services (e.g., food, beverages, autos, housing, tourism and leisure and merchandising).


    FOREIGN CURRENCY EXCHANGE TRANSACTIONS: A Fund usually effects its currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market. However, some price spread on currency exchange (e.g., to cover service charges) is usually incurred when a Fund converts assets from one currency to another. A Fund may also be affected unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations or by political or economic developments in the U.S. or abroad. For example, significant uncertainty surrounds the proposed introduction of the euro (a common currency for the European Union) in January 1999 and its effect on the value of securities denominated in local European currencies. These and other currencies in which the Funds' assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.


    FORWARD FOREIGN CURRENCY CONTRACTS: A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date at a predetermined price. Although these contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, they also tend to limit any potential gain that might result should the value of the currencies increase. In addition, there may be an imperfect correlation between a Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss.

    OPTIONS AND FUTURES TRANSACTIONS: The Funds may use various techniques to increase or decrease their exposure to changing security prices, currency exchange rates, commodity prices, or other factors that affect the value of the Funds' securities. These techniques may involve derivative transac-tions such as purchasing put and call options, selling put and call options, and engaging in transactions in foreign currency futures, stock index futures and related options.


    A Fund may invest in options on securities in accordance with its stated investment objective and policies (see above). A put option is a short-term contract that gives the purchaser of the option the right, in return for a premium, to sell the underlying security or currency to the seller of the option at a specified price during the term of the option. A call option is a short-term contract that gives the purchaser the right, in return for a premium, to buy the underlying security or currency from the seller of the option at a specified price during the term of the option. An option on a stock index gives the purchaser the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option.


    A Fund may also enter into futures transactions in accordance with its stated investment objective and policies. An interest rate futures contract is an agreement between two parties to buy or sell a specified debt security at a set price on a future date. A foreign currency futures contract is an agreement to buy or sell a specified amount of a foreign currency for a set price on a future date. A stock index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period.

    Investors should be aware that the risks associated with the use of options and futures are considerable. Options and futures transactions generally involve a small investment of cash relative to the magnitude of the risk assumed, and therefore could result in a significant loss to a Fund if IMI judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments. A Fund may also experience a significant loss if it is unable to close a particular position due to the lack of a liquid secondary market. For further information regarding the use of options and futures transactions and any associated risks, see the SAI.

    PRECIOUS METALS AND OTHER PHYSICAL COMMODITIES: Investors in Ivy Global Natural Resources Fund should be aware that commodities trading is generally considered a speculative activity. For example, prices of precious metals are affected by factors such as cyclical economic conditions, political events and monetary policies of various countries. Accordingly, markets for precious metals may at times be volatile and there may be sharp price fluctuations even during periods when prices overall are rising. Investments in physical commodities may also present practical problems of delivery, storage and maintenance, possible illiquidity, the unavailability of accurate market valuations and increased expenses.


    REAL ESTATE INVESTMENT TRUSTS: A real estate investment trust ("REIT") is a corporation, trust or association that invests in real estate mortgages or equities for the benefit of its investors. REITs are dependent upon management skill, may not be diversified and are subject to the risks of financing projects. Equity REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and to maintain exemption under the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.


    REPURCHASE AGREEMENTS: Repurchase agreements are agreements under which a Fund buys a money market instrument and obtains a simultaneous commitment from the seller to repurchase the instrument at a specified time and agreed-upon yield. Each Fund may enter into repurchase agreements with banks or broker-dealers deemed to be creditworthy by IMI under guidelines approved by the Board of Trustees. A Fund could experience a delay in obtaining direct ownership of the underlying collateral, and might incur a loss if the value of the security should decline.


    ILLIQUID SECURITIES: An "illiquid security" is an asset that may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security on its books. Illiquid securities may include securities that are subject to restrictions on resale ("restricted securities") because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"). Illiquid securities often offer the potential for higher returns than more readily marketable securities, but carry the risk that the Fund may not be able to dispose of them at an advantageous time or price. The Fund may have to bear the expense of registering restricted securities for resale, and the risk of substantial delays in effecting such registrations. In addition, issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would apply if their securities were publicly traded.


    SHARES OF OTHER INVESTMENT COMPANIES: As a shareholder of an investment company, a Fund will bear its ratable share of the investment company's expenses (including management fees, in the case of a management investment company).

    SMALL COMPANIES: Investing in smaller company stocks involves certain special considerations and risks that are not usually associated with investing in larger, more established companies. For example, the securities of smaller companies may be subject to more abrupt or erratic market movements, because they tend to be thinly traded and are subject to a greater degree to changes in the issuer's earnings and prospects. Small companies also tend to have limited product lines, markets or financial resources. Transaction costs in smaller company stocks also may be higher than those of larger companies.

    WARRANTS: The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and are considered speculative investments. For example, if a warrant were not exercised by the date of its expiration, a Fund would lose its entire investment.

    "WHEN-ISSUED" SECURITIES AND FIRM COMMITMENTS: Purchasing securities on a "when-issued" or firm commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

    ZERO COUPON BONDS: Zero coupon bonds are debt obligations issued without any requirement for the periodic payment of interest, and are issued at a significant discount from face value. Since the interest on such bonds is, in effect, compounded, they are subject to greater market value fluctuations in response to changing interest rates than debt securities that distribute income regularly. In addition, for Federal income tax purposes a Fund generally recognizes and is required to distribute income generated by zero coupon bonds currently in the amount of the unpaid accrued interest, even though the actual income will not yet have been received by the Fund.

ORGANIZATION AND MANAGEMENT OF THE FUNDS


    Each Fund, other than Ivy South America Fund, is organized as a separate, diversified portfolio of the Trust, an open-end management investment company organized as a Massachusetts business trust on December 21, 1983. Ivy South America Fund is organized as a non-diversified portfolio (see "Special Considerations Related to Ivy South America Fund"). The business and affairs of each Fund are managed under the direction of the Trustees. Information about the Trustees, as well as the Trust's executive officers, may be found in the SAI. The Trust has an unlimited number of authorized shares of beneficial interest, and currently has 18 separate portfolios. Each Fund offers Class A, Class B and Class C shares, and all Funds other than Ivy International Fund offer an Advisor Class (which is described in a separate prospectus). Ivy Global Science & Technology Fund, Ivy International Fund, Ivy International Fund II and Ivy International Small Companies Fund also offer Class I shares. Shares of each Fund entitle their holders to one vote per share (with proportionate voting for fractional shares). The shares of each class represent an interest in the same portfolio of Fund investments. Each class of shares, except for the Advisor Class and Class I, has a separate Rule 12b-1 distribution plan and bears different distribution fees. Class I shares are subject to lower administrative service and transfer agency fees than the Funds' Class A, Class B, Class C and Advisor Class shares. Each class of shares also has its own sales charge and expense structure that may affect its performance relative to a Fund's other classes of shares. Shares of each class have equal rights as to voting, redemption, dividends and liquidation but have exclusive voting rights with respect to their Rule 12b-1 distribution plans.



    The Trust employs IMI to provide business management services to the Funds, and investment advisory services to all of the Funds other than Ivy Canada Fund and Ivy Global Natural Resources Fund (which are advised by MFC). IMI has been an investment advisor since 1992. MIMI provides administrative and accounting services. Ivy Mackenzie Distributors, Inc. ("IMDI") distributes the Funds' shares, and Ivy Mackenzie Services Corp. ("IMSC") provides transfer agency and shareholder-related services for the Funds. IMI, IMDI and IMSC are wholly-owned subsidiaries of MIMI. As of March 31, 1998, IMI and MIMI had approximately $3.9 billion and $1.3 billion, respectively, in assets under management. MIMI is a subsidiary of MFC, which has been an investment counsel and mutual fund manager in Toronto, Ontario, Canada for more than 31 years.


INVESTMENT MANAGER


    ALL FUNDS: For IMI's business management services and the investment advisory services provided by IMI or MFC (as the case may be), each Fund pays a fee based on its average net assets at the percentage rates set forth below (subject to any applicable fee reimbursements or waivers noted in footnotes to the "Annual Fund Operating Expenses" table on page 2). IMI voluntarily limits each Fund's, except Ivy International Fund and Ivy Canada Fund, total operating expenses (excluding Rule 12b-1 fees, interest, taxes, brokerage commissions, litigation, indemnification, and extraordinary expenses) to 1.95% (1.50%, in the case of Ivy International Fund II) of their respective average net assets, which may lower their expenses and increase their total return (see the "Annual Fund Operating Expenses"). Ivy Global Fund and Ivy Global Science & Technology Fund total operating expenses for the year ended December 31, 1997 were below this limit. This voluntary expense limitation may be terminated or revised at any time.



    IMI pays all expenses that it incurs in rendering management services to the Funds. Each Fund bears its own operational costs. General expenses of the Trust that are not readily identifiable as belonging to a particular Fund (or a particular class thereof) are allocated among and charged to each Fund based on its relative net asset size. Expenses that are attributable to a particular Fund (or class thereof) will be borne by that Fund (or class) directly. The investment management fees paid by the Funds are higher than those charged by many funds that invest primarily in U.S. securities, but not necessarily higher than the fees charged to funds with investment objectives similar to those of the Funds.



    IVY CANADA FUND AND IVY GLOBAL NATURAL RESOURCES FUND: For IMI's business management services, each Fund pays IMI a fee at an annual rate of 0.50%. Each Fund pays MFC a fee for advisory services at an annual rate of 0.35% and 0.50% for Ivy Canada Fund and Ivy Global Natural Resources Fund, respectively.



    IVY ASIA PACIFIC FUND, IVY CHINA REGION FUND, IVY DEVELOPING NATIONS FUND, IVY GLOBAL SCIENCE & TECHNOLOGY FUND, IVY INTERNATIONAL FUND II, IVY INTERNATIONAL FUND, IVY INTERNATIONAL SMALL COMPANIES FUND, IVY PAN-EUROPE FUND AND IVY SOUTH AMERICA FUND: For IMI's business management and investment advisory services, each Fund pays IMI a fee at an annual rate of 1.00%.



    Northern Cross has served as subadviser for Ivy International Fund since 1993. For this service, IMI pays Northern Cross a fee that is equal, on an annual basis, to 0.60% of the first $1.5 billion in average net assets, 0.55% of the next $1 billion in average net assets and 0.50% of average net assets in excess of $2.5 billion.



    IVY GLOBAL FUND: For IMI's business management and investment advisory services, the Fund pays IMI a fee at an annual rate of 1.00% of the first $500 million in net assets and 0.75% on net assets over $500 million. For the year ended December 31, 1997, the effective management fee paid to IMI was 1.00% of the Fund's average net assets.



    PORTFOLIO MANAGEMENT: The following individuals have responsibilities for management of the Funds:



    - James W. Broadfoot, President and Chief Investment Officer of IMI and Vice President of the Trust, and has been the portfolio manager for Ivy Global Science & Technology Fund since 1996. Prior to joining the organization in 1990, Mr. Broadfoot was a principal in an investment counsel firm specializing in emerging growth companies. Mr. Broadfoot has 25 years of professional investment experience, and is a Chartered Financial Analyst. He has an MBA from The Wharton School of the University of Pennsylvania.



    - Hakan Castegren, President of Northern Cross, has been the portfolio manager for Ivy International Fund since 1986 and has 40 years of professional investment experience. He earned his MBA from the Stockholm School of Economics.



    - Michael G. Landry is the Chairman and a Director of IMI and the President and a Director of MIMI and the Chairman and a Trustee of the Trust. Mr. Landry has headed these organizations since 1987. Previously he was a Senior Vice President and portfolio manager with Templeton International. He has over 21 years of professional investment experience. He has a degree in economics from Carleton University. Mr. Landry has been the portfolio manager for Ivy Global Fund and since 1991 Ivy Developing Nations Fund since 1994, and is a member of the Ivy international portfolio management team.



    - Frederick Sturm, a Senior Vice President of MFC, has been the portfolio manager of Ivy Canada Fund since 1992 and Ivy Global Natural Resources Fund since 1997. Mr. Sturm joined MFC in 1983 and has 12 years of professional investment experience. In that time, Mr. Sturm has established a performance record in the natural resource sector. Mr. Sturm, a Chartered Financial Analyst, is a graduate of the University of Toronto where he earned a degree in commerce and finance.



    - Barbara Trebbi, a Senior Vice President of IMI, and has been portfolio manager of Ivy International Fund II and Ivy International Small Companies Fund since 1997. She is Managing Director of International Equities and a member of the Ivy international portfolio management team. Ms. Trebbi joined the organization in 1988 and has 10 years of professional investment experience. She is a Chartered Financial Ana-lyst and holds a graduate diploma from the London School of Economics.


    - The Ivy international portfolio management team has managed Ivy Asia Pacific Fund since 1997, Ivy China Region Fund since 1993, Ivy Pan-Europe Fund since 1997 and Ivy South America Fund since 1995. The Ivy international portfolio management team consists of Barbara Trebbi, Michael Landry and the Ivy international research team headed by Eric Michelis. Mr. Michelis has a graduate degree in Economics and Finance from Institut Des Etudes Politiques de Paris and a graduate degree from Ecole Francaise D'Electronique et D'Informatique. Other team members include Oleg Makhorine, located in Prague, who is a graduate of the Economics University in Prague; Justin Lu, who is a graduate of Shanghai International University; Moira McLachlan, who earned her degree in international business from the University of South Carolina; and Jonathan Tang, located in Shanghai, who is a graduate of Shanghai International University.


    IMI'S INVESTMENT PROCESS: Each of IMI's international equity portfolio managers is supported by a team of research analysts, who are responsible for providing objective information on regional and country-specific economic and political developments and monitoring individual companies. Members of the research analyst team that supports IMI's international equity portfolio managers are located in the U.S. at IMI's south Florida office, as well as in Asia and Europe. IMI's analysts use a variety of research sources, such as brokerage reports, economic and financial news services, equity databases and company reports. Established relationships with more than thirty research firms provide IMI's analysts and portfolio managers access to information on the various factors that may influence a particular investment decision. These firms range from large investment banks with global coverage to local research houses. In many cases, IMI's investment professionals also conduct primary research by meeting with company management, touring facilities, and speaking with local research analysts, economists and strategists. Such primary research is considered particularly important in emerging market countries.


    Research efforts by IMI focus on determining opportunities that fall within IMI's long-term, value-oriented approach to investing. The investment decision making process starts with a "top-down" view of a particular country and the long-term outlook for given industries within that country. Company selection generally is based on a "bottom-up" analysis of certain value measures (e.g., earnings, cash flow and growth potential) that are monitored in a proprietary database in which risk-adjusted company valuations across countries and industries are compared. Ultimate investment decisions take into account the fund's investment objective, diversification requirements and risk tolerance level. While current earnings are considered important, investment decisions most often are based on earnings estimates over a five-year period. Stock selection typically is concentrated in the cheapest 20% of the universe and sell recommendations normally are generated when valuations reach the top 20% of the universe.


FUND ADMINISTRATION AND ACCOUNTING

    MIMI provides various administrative services for the Funds, such as maintaining the registration of Fund shares under state "Blue Sky" laws, and assisting with the preparation of Federal and state income tax returns, financial statements and periodic reports to shareholders. MIMI also assists the Trust's legal counsel with the filing of registration statements, proxies and other required filings under Federal and state law. Under this arrangement, the average net assets attributable to each Fund's Class A, Class B and Class C shares are subject to a fee, accrued daily and paid monthly, at an annual rate of 0.10%. The average net assets attributable to Class I shares are subject to a fee at the annual rate of 0.01%.

    MIMI also provides certain accounting and pricing services for the Funds (see "Fund Accounting Services" in the SAI for more information).

TRANSFER AGENT

    IMSC is the transfer and dividend-paying agent for the Funds, and also provides certain shareholder-related services. Certain broker-dealers that maintain shareholder accounts with the Funds through an omnibus account provide transfer agent and other shareholder-related services that would otherwise be provided by IMSC if the individual accounts that comprise the omnibus account were opened by their beneficial owners directly (see "Investment Advisory and Other Services" in the SAI).

ALTERNATIVE PURCHASE ARRANGEMENTS


    CLASS A SHARES: Class A shares are subject to an initial sales charge, unless the amount you purchase is $500,000 or more (see "Contingent Deferred Sales Charge -- Class A Shares"). Certain purchases qualify for a reduced initial sales charge (see "Qualifying for a Reduced Sales Charge"). Class A shares (for all Funds except Ivy Canada Fund) are subject to ongoing service fees at an annual rate of 0.25% of a Fund's average net assets attributable to its Class A shares (excluding Class A shares of Ivy International Fund held in accounts opened prior to January 1, 1992). Class A shares of Ivy Canada Fund are subject to ongoing service and distribution fees at a combined annual rate of 0.40% of the Fund's average net assets attributable to its Class A shares. If you do not specify on your Account Application which class of shares you are purchasing, it will be assumed that you are investing in Class A shares.



    CLASS B AND CLASS C SHARES: Class B and Class C shares are not subject to an initial sales charge, but are subject to a CDSC if redeemed within six years of purchase, in the case of Class B shares, or within one year of purchase, in the case of Class C shares. Both classes of shares are subject to ongoing service and distribution fees at a combined annual rate of up to 1.00% of a Fund's average net assets attributable to its Class B or Class C shares. The ongoing distribution fee will cause these shares to have a higher expense ratio than that of Class A shares and Class I shares.


    CLASS I SHARES: Class I shares are offered by Ivy Global Science & Technology Fund, Ivy International Fund II, Ivy International Fund and Ivy International Small Companies Fund only to institutions and certain individuals, and are not subject to an initial sales charge or a CDSC, nor to ongoing service or distribution fees. Class I shares also bear lower fees than Class A, Class B and Class C shares.

    FACTORS TO CONSIDER IN CHOOSING AN ALTERNATIVE: The multi-class structure of the Funds allows you to choose the most beneficial way to buy shares given the size of your purchase and the length of time you expect to hold your shares. You should consider whether, during the anticipated life of your Fund investment, the accumulated service and distribution fees on Class B and Class C shares would be less than the initial sales charge and accumulated service fees on Class A shares purchased at the same time, and to what extent this differential would be offset by the Class A shares' potentially higher yield. Also, sales personnel may receive different compensation depending on which class of shares they are selling. The tables under the caption "Annual Fund Operating Expenses" at the beginning of this Prospectus contain additional information that is designed to assist you in making this determination.

DIVIDENDS AND TAXES


    DIVIDENDS: Distributions you receive from a Fund are reinvested in additional shares of the same class of the Fund unless you elect to receive them in cash. Dividends ordinarily will vary from one class to another.



    Each Fund will distribute net investment income and net realized capital gains, if any, at least once a year. An additional distribution may be made of net investment income and net realized capital gains to comply with the calendar year distribution requirement under the excise tax provisions of Section 4982 of the Code.


    TAXATION: The following discussion is intended for general information only. You should consult with your tax adviser as to the tax consequences of an investment in a particular Fund, including the status of distributions from the Fund under applicable state or local law.

    Each Fund intends to qualify annually as a regulated investment company under the Code. To qualify, each Fund must meet certain income, distribution and diversification requirements. In any year in which a Fund qualifies as a regulated investment company and timely distributes all of its taxable income, the Fund generally will not pay any Federal income or excise tax.


    Dividends paid out of a Fund's investment company taxable income (including dividends, interest and net short-term capital gains) will be taxable to a shareholder as ordinary income. If a portion of a Fund's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the corporate dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that a Fund designates as capital gain dividends, are taxable to individual shareholders at a maximum 20% or 28% capital gains rate, regardless of how long the shareholder has held the Fund's shares. Dividends are taxable to shareholders in the same manner whether received in cash or reinvested in additional Fund shares.


    A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.


    Investments in debt securities that are issued at a discount will result in income to a Fund equal to a portion of the excess of the face value of the securities over their issue price, even though the Fund receives no cash interest payments from the securities.


    Income and gains received by a Fund from sources within foreign countries may be subject to foreign withholding and other taxes. Unless a Fund is eligible to and elects to "pass through" to its shareholders the amount of foreign income and similar taxes paid by the Fund, these taxes will reduce the Fund's investment company taxable income, and distributions of investment company taxable income received from the Fund will be treated as U.S. source income.

    Any gain or loss realized by a shareholder upon the sale or other disposition of shares of a Fund, or upon receipt of a distribution in complete liquidation of the Fund, generally will be a capital gain or loss which may be eligible for reduced Federal tax rates, generally depending upon the shareholder's holding period for the shares.

    A Fund may be required to withhold U.S. Federal income tax at the rate of 31% of all distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service ("IRS") that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. Federal income tax liability.

    Fund distributions may be subject to state, local and foreign taxes. Distributions of a Fund which are derived from interest on obligations of the U.S. Government and certain of its agencies, authorities and instrumentalities may be exempt from state and local taxes in certain states. Further information relating to tax consequences is contained in the SAI.

PERFORMANCE DATA

    Performance information (e.g., "total return" and "yield") is computed separately for each class of Fund shares in accordance with formulas prescribed by the SEC. Performance information for each class may be compared in reports and promotional literature to indices such as the Standard and Poor's 500 Stock Index, Dow Jones Industrial Average, and Morgan Stanley Capital International World Index. Advertisements, sales literature and communications to shareholders may also contain statements of a Fund's current yield, various expressions of total return and current distribution rate. Performance figures will vary in part because of the different expense structures of the Funds' different classes. ALL PERFORMANCE INFORMATION IS HISTORICAL AND IS NOT INTENDED TO SUGGEST FUTURE RESULTS.


    "Total return" is the change in value of an investment in a Fund for a specified period, and assumes the reinvestment of all distributions and mposition of the maximum applicable sales charge. "Average annual total return" represents the average annual compound rate of return of an investment in a particular class of Fund shares assuming the investment is held for one year, five years and ten years as of the end of the most recent calendar quarter. Where a Fund provides total return quotations for other periods, or based on investments at various sales charge levels or at net asset value, "total return" is based on the total of all income and capital gains paid to (and reinvested by) shareholders, plus (or minus) the change in the value of the original investment expressed as a percentage of the purchase price.


    "Current yield" reflects the income per share earned by a Fund's portfolio investments, and is calculated by dividing the Fund's net investment income per share during a recent 30-day period by the maximum public offering price on the last day of that period and then annualizing the result. Dividends or distributions that were paid to a Fund's shareholders are reflected in the "current distribution rate," which is computed by dividing the total amount of dividends per share paid by a Fund during the preceding 12 months by the Fund's current maximum offering price (which includes any applicable sales charge). The "current distribution rate" will differ from the "current yield" computation because it may include distributions to shareholders from sources other than dividends and interest, short term capital gain and net equalization credits and will be calculated over a different period of time.


HOW TO BUY SHARES


    Effective April 18, 1997, Ivy International Fund suspended the offer of its shares to new investors. Shares of Ivy International Fund are available for purchase only by existing shareholders of Ivy International Fund. Once a shareholder's account has been liquidated, the shareholder may not invest in Ivy International Fund at a later date.

    OPENING AN ACCOUNT: Complete and sign the Account Application on the last page of this Prospectus. Make your check payable to the Fund in which you are investing. No third party checks will be accepted. Deliver these items to your registered representative or selling broker, or send them to one of the addresses below:

    Regular Mail:

                          IVY MACKENZIE SERVICES CORP.
                                 P.O. BOX 3022
                           BOCA RATON, FL 33431-0922

    Courier:

                          IVY MACKENZIE SERVICES CORP.
                      700 SOUTH FEDERAL HIGHWAY, SUITE 300
                              BOCA RATON, FL 33432


    The Funds reserve the right to reject any purchase order.


    MINIMUM INVESTMENT POLICIES: The minimum initial investment is $1,000; the minimum additional investment is $100. Initial or additional amounts for retirement accounts may be less (see "Retirement Plans").


    Accounts in Class I of any of the Class I Funds can be opened with a minimum initial investment of $5,000,000; the minimum additional investment is $10,000.


    BUYING ADDITIONAL SHARES: You may add to your account at any time through any of the following options:

    By Mail: Complete the investment slip attached to your statement, or write instructions including the account registration, Fund number and account number of the shares you wish to purchase. Send your check (payable to the Fund in which you are investing), along with your investment slip or written instructions, to one of the addresses above.


    Through your Broker: Deliver to your registered representative or selling broker the investment slip attached to your statement, or written instructions, along with your payment.


    By Wire: Purchases may also be made by wiring money from your bank account to your Ivy account. Your bank may charge a fee for wiring funds. Before wiring any funds, please call IMSC at 1-800-777-6472. Wiring instructions are as follows:

                      FIRST UNION NATIONAL BANK OF FLORIDA
                                JACKSONVILLE, FL
                                 ABA#063000021
                             ACCOUNT #2090002063833
                             FOR FURTHER CREDIT TO:
                         YOUR IVY ACCOUNT REGISTRATION
                      YOUR FUND NUMBER AND ACCOUNT NUMBER

    By Automatic Investment Method: Complete Sections 6A and 7B on the Account Application (see "Automatic Investment Method" on page 35 for more information).


HOW YOUR PURCHASE PRICE IS DETERMINED


    Your purchase price for Class A shares of a Fund is the net asset value ("NAV") per share plus a sales charge. The purchase price per share is known as the public offering price. Your purchase price for Class B, Class C and Class I shares is the NAV per share.


    Share purchases will be made at the next determined price after your purchase order is received. The price is effective for orders received by IMSC or by your registered securities dealer prior to the time of the determination of the NAV. Any orders received after the time of the determination of the NAV will be entered at the next calculated price.

    Orders placed with a securities dealer before the NAV is determined that are transmitted through the facilities of the National Securities Clearing Corporation on the same day are confirmed at that day's price. Any loss resulting from the dealer's failure to submit an order by the deadline will be borne by that dealer.

    You will receive an account statement after any purchase, exchange or full liquidation. Statements related to reinvestment of dividends, capital gains, automatic investment plans (see the SAI for further explanation) and/or systematic withdrawal plans will be sent quarterly.

HOW EACH FUND VALUES ITS SHARES


    The NAV per share is the value of one share. The NAV is determined for each Class of shares as of the close of the New York Stock Exchange (the "Exchange") on each day the Exchange is open by dividing the value of a Fund's net assets attributable to a class by the number of shares of that class that are outstanding, adjusted to the nearest cent. These procedures are described more completely in the SAI.



    The Trustees have established procedures to value a Fund's securities in order to determine the NAV. Securities and other assets for which market prices are not readily available are valued at fair value, as determined by IMI and approved by the Trustees.



    Trading in securities on European and Far Eastern securities exchanges is normally completed before the close of regular trading on the Exchange. Trading on these foreign exchanges may not take place on all days on which there is regular trading on the Exchange, or may take place on days on which there is no regular trading on the Exchange. If events materially affecting the value of the Fund's portfolio securities occur between the time when these foreign exchanges close and the time when the Fund's net asset value is calculated, such securities may be valued at fair value as determined by IMI and approved by the Trustees. Money market instruments of a Fund are valued at amortized cost.


INITIAL SALES CHARGE ALTERNATIVE -- CLASS A SHARES

    Shares are purchased at a public offering price equal to their NAV per share plus a sales charge, as set forth below.

                                                              SALES CHARGE
                                                         -----------------------   PORTION OF
                                                            AS A         AS A        PUBLIC
                                                         PERCENTAGE   PERCENTAGE    OFFERING
                                                         OF PUBLIC      OF NET       PRICE
                                                          OFFERING      AMOUNT      RETAINED
                   AMOUNT INVESTED                         PRICE       INVESTED    BY DEALER
                   ---------------                       ----------   ----------   ----------
Less than $50,000....................................       5.75%        6.10%        5.00%
$50,000 but less than $100,000.......................       5.25%        5.54%        4.50%
$100,000 but less than $250,000......................       4.50%        4.71%        3.75%
$250,000 but less than $500,000......................       3.00%        3.09%        2.50%
$500,000 or over*....................................       0.00%        0.00%        0.00%

* A CDSC may apply to the redemption of Class A shares that are purchased without an initial sales charge. See "Contingent Deferred Sales Charge -- Class A Shares."

    Sales charges are not applied to any dividends or capital gains that are reinvested in additional shares of the Fund. An investor may be charged a transaction fee for Class A and Class I shares purchased or redeemed at NAV through a broker or agent other than IMDI.


    With respect to purchases of $500,000 or more through dealers or agents, IMDI may, at the time of purchase, pay such dealers or agents from its own resources a commission to compensate such dealers or agents for their distribution assistance in connection with such purchases. The commission would be computed as set forth below:

                              NAV COMMISSION TABLE

                 (FOR ALL FUNDS EXCEPT IVY INTERNATIONAL FUND)


                          PURCHASE AMOUNT                            COMMISSION
                          ---------------                            ----------
First  $3,000,000..................................................     1.00%
Next   $2,000,000..................................................      .50%
Over   $5,000,000..................................................      .25%

                              NAV COMMISSION TABLE
                            (IVY INTERNATIONAL FUND)

                          PURCHASE AMOUNT                            COMMISSION
                          ---------------                            ----------
First  $3,000,000..................................................     .50%
Next   $2,000,000..................................................     .25%
Over   $5,000,000..................................................     .10%

    Dealers who receive 90% or more of the sales charge may be deemed to be "underwriters" as that term is defined in the 1933 Act.

    IMDI compensates participating brokers who sell Class A shares through the initial sales charge. IMDI retains that portion of the initial sales charge that is not reallowed to the dealers, which it may use to distribute a Fund's Class A shares. Pursuant to separate distribution plans for the Funds' Class A, Class B and Class C shares, IMDI bears various promotional and sales related expenses, including the cost of printing and mailing prospectuses to persons other than shareholders. Pursuant to the Funds' Class A distribution plans, IMDI currently pays a continuing service fee to qualified dealers at an annual rate of 0.25% of qualified investments.

    IMDI may from time to time pay a bonus or other incentive to dealers (other than IMDI) which employ a registered representative who sells a minimum dollar amount of the shares of a Fund and/or other funds distributed by IMDI during a specified period of time. This bonus or other incentive may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or without the U.S. or other bonuses such as gift certificates or the cash equivalent of such bonus or incentive.

CONTINGENT DEFERRED SALES CHARGE -- CLASS A SHARES


    Purchases of $500,000 or more of Class A shares will be made at NAV with no initial sales charge, but if the shares are redeemed within 24 months (12 months, in the case of Ivy International Fund) after the end of the calendar month in which the purchase was made (the CDSC period), a CDSC of 1.00% will be imposed (0.50% in the case of Ivy International Fund).


    The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class A shares redeemed. Accordingly, no CDSC will be imposed on increases in account value above the initial purchase price, including any dividends or capital gains which have been reinvested in additional Class A shares.

    In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first made from any shares in your account not subject to the CDSC. The CDSC is waived in certain circumstances. See the discussion below under the caption "Waiver of Contingent Deferred Sales Charge."

    WAIVER OF CONTINGENT DEFERRED SALES CHARGE: The CDSC is waived for (i) redemptions in connection with distributions not exceeding 12% annually of the initial account balance (i.e., the value of the shareholder's Class A Fund account at the time of the initial distribution) (ia) following retirement under a tax qualified retirement plan, or (ib) upon attaining age 59 1/2 in the case of an IRA, a custodial account pursuant to section 403(b)(7) of the Code or a Keogh Plan; (ii) redemption resulting from tax-free return of an excess contribution to an IRA; or (iii) any partial or complete redemption following the death or disability (as defined in Section 72(m)(7) of the Code) of a shareholder from an account in which the deceased or disabled is named, provided that the redemption is requested within one year of death or disability. IMDI may require documentation prior to waiver of the CDSC.

    Class A shareholders may exchange their Class A shares subject to a CDSC ("outstanding Class A shares") for Class A shares of another Ivy fund ("new Class A shares") on the basis of the relative NAV per Class A share, without the payment of any CDSC that would be due upon the redemption of the outstanding Class A shares. The original CDSC rate that would have been charged if the outstanding Class A shares were redeemed will carry over to the new Class A shares received in the exchange, and will be charged accordingly at the time of redemption.

QUALIFYING FOR A REDUCED SALES CHARGE


    RIGHTS OF ACCUMULATION (ROA): Rights of Accumulation ("ROA") is calculated by determining the current market value of all Class A shares in all Ivy fund accounts (except Ivy Money Market Fund) owned by you, your spouse, and your children under 21 years of age. ROA is also applicable to accounts under a trustee or other single fiduciary (including retirement accounts qualified under Section 401 of the Code). The current market value of each of your accounts as described above is added together and then added to your current purchase amount. If the combined total is equal or greater than a breakpoint amount for the Fund you are purchasing, then you qualify for the reduced sales charge on that purchase. To reduce or eliminate the sales charge, you must complete
Section 4C of the Account Application.



    LETTER OF INTENT (LOI): A Letter of Intent ("LOI") is a non-binding agreement that states your intention to invest in additional Class A or Class I shares, within a thirteen month period after the initial purchase, an amount equal to a breakpoint amount for a Fund. The LOI may be backdated up to 90 days. To sign an LOI, please complete Section 4C of the Account Application.


    Should the LOI not be fulfilled within the thirteen month period, your account will be debited for the difference between the full sales charge that applies for the amount actually invested and the reduced sales charge actually paid on purchases placed under the terms of the LOI.

    PURCHASES OF CLASS A SHARES AT NET ASSET VALUE: Investors who held Ivy Fund shares as of December 31, 1991, or who held shares of certain funds that were reorganized into an Ivy fund, may be exempt from sales charges on the purchase of Class A shares of any of the Ivy funds. If you believe you may be eligible for such an exemption, please contact IMSC at 1-800-235-3322 for additional information.

    Class A shares of a Fund may be purchased without an initial sales charge or CDSC by (i) officers and Trustees of the Trust (and their relatives), (ii) officers, directors, employees, retired employees, legal counsel and accountants of IMI, MIMI, and MFC (and their relatives), and (iii) directors, officers, partners, registered representatives, employees and retired employees (and their relatives) of dealers having a sales agreement with IMDI (or trustees or custodians of any qualified retirement plan or IRA established for the benefit of any such person). In addition, certain investment advisors and financial planners who charge a management, consulting or other fee for their services and who place trades for their own accounts or the accounts of their clients may purchase Class A shares of a Fund without an initial sales charge or a CDSC, provided such purchases are placed through a broker or agent who maintains an omnibus account with that Fund. Also, clients of these advisors and planners may make purchases under the same conditions if the purchases are through the master account of such advisor or planner on the books of such broker or agent. This provision applies to assets of retirement and deferred compensation plans and trusts used to fund those plans including, but not limited to, those defined in
Section 401(a), 403(b) or 457 of the Code and "Rabbi Trusts" whose assets are used to purchase shares of a Fund through the aforementioned channels.



    Class A shares of a Fund may be purchased at NAV by retirement plans qualified under section 401(a) or 403(b) of the Code, subject to the Employee Retirement Income Security Act of 1974, as amended. A CDSC of 1.00% (0.50% in the case of Ivy International Fund) will be imposed on such purchases in the event of certain plan-level redemption transactions within 24 months (12 months in the case of Ivy International Fund) following such purchases. Class A shares of a Fund are made available to Merrill Lynch Daily K Plan (the "Plan") participants at NAV without an initial sales charge if the Plan has at least $3 million in assets or 500 or more eligible employees. Class B shares of a Fund are made available to Plan participants at NAV without a CDSC if the Plan has less than $3 million in assets or fewer than 500 eligible employees. For further information see "GROUP SYSTEMATIC INVESTMENT PROGRAM" in the Fund's SAI.



    If investments by retirement plans at NAV are made through a dealer who has executed a dealer agreement with respect to a Fund, IMDI may, at the time of purchase, pay the dealer out of IMDI's own resources a commission to compensate the dealer for its distribution assistance in connection with the retirement plan's investment. Please refer to the NAV Commission Tables on page 28 of this Prospectus. Please contact IMDI for additional information.



    Class A shares can also be purchased without an initial sales charge, but subject to a CDSC of 1.00% during the first 24 months (0.50% during the first 12 months in the case of Ivy International Fund), by: (a) any state, county or city (or any instrumentality, department, authority or agency of such entities) that is prohibited by applicable investment laws from paying a sales charge or commission when purchasing shares of a registered investment management company (an "eligible governmental authority"), and (b) trust companies, bank trust departments, credit unions, savings and loans and other similar organizations in their fiduciary capacity or for their own accounts, subject to any minimum requirements set by IMDI (currently, these criteria require that the amount invested or to be invested in the subsequent 13-month period totals at least $250,000). In either case, IMDI may pay commissions to dealers that provide distribution assistance on the same basis as in the preceding paragraph.


    Class A shares of a Fund may also be purchased without a sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies. Additional information on reductions or waivers may be obtained from IMDI at the address listed on the cover of the Prospectus.

CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE -- CLASS B AND CLASS C SHARES

    Class B and Class C shares are offered at NAV per share without a front end sales charge. Class C shares redeemed within one year of purchase will be subject to a CDSC of 1%, and Class B shares redeemed within six years of purchase will be subject to a CDSC at the rates set forth below. This charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. Accordingly, you will not be assessed a CDSC on increases in account value above the initial purchase price, including shares derived from dividends or capital gains reinvested. In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the requisite maximum holding period or those you acquire through reinvestment of dividends or capital gains, and next from the shares you have held the longest during the requisite holding period.

    Proceeds from the CDSC are paid to IMDI. The proceeds are used, in whole or in part, to defray its expenses related to providing each Fund with distribution services in connection with the sale of Class B and Class C shares, such as compensating selected dealers and agents for selling these shares. The combination of the CDSC and the distribution and service fees makes it possible for a Fund to sell Class B or Class C shares without deducting a sales charge at the time of the purchase.

    In the case of Class B shares, the amount of the CDSC, if any, will vary depending on the number of years from the time you purchase your Class B shares until the time you redeem them. Solely for purposes of determining this holding period, any payments you make during the quarter will be aggregated and deemed to have been made on the last day of the quarter. In the case of Class C shares, solely for purposes of determining this holding period, any purchases you make during a month will be deemed to have been made on the last day of the month.

                                                  CONTINGENT DEFERRED
                                                   SALES CHARGE AS A
                                                  PERCENTAGE OF DOLLAR
                CLASS B SHARES                     AMOUNT SUBJECT TO
             YEAR SINCE PURCHASE                         CHARGE
             -------------------                  --------------------
First.........................................             5%
Second........................................             4%
Third.........................................             3%
Fourth........................................             3%
Fifth.........................................             2%
Sixth.........................................             1%
Seventh and thereafter........................             0%

    IMDI currently intends to pay to dealers a sales commission of 4% of the sale price of Class B shares that they have sold, and will receive the entire amount of the CDSC paid by shareholders on the redemption of Class B shares to finance the 4% commission and related marketing expenses.

    With respect to Class C shares, IMDI currently intends to pay to dealers a sales commission of 1% of the sale price of Class C shares that they have sold, a portion of which is to compensate the dealers for providing Class C shareholder account services during the first year of investment. IMDI will receive the entire amount of the CDSC paid by shareholders on the redemption of Class C shares to finance the 1% commission and related marketing expenses.

    Pursuant to separate distribution plans for the Funds' Class B and Class C shares, IMDI bears various promotional and sales related expenses, including the cost of printing and mailing prospectuses to persons other than shareholders. Under the Funds' Class B Plan, IMDI retains 0.75% of the continuing 1.00% service/distribution fee assessed to Class B shareholders, and pays a continuing service fee to qualified dealers at an annual rate of 0.25% of qualified investments. Under the Class C Plan, IMDI pays continuing service/distribution fees to qualified dealers at an annual rate of 1.00% of qualified investments after the first year of investment (0.25% of which represents a service fee).

    CONVERSION OF CLASS B SHARES: Your Class B shares and an appropriate portion of both reinvested dividends and capital gains on those shares will be converted into Class A shares automatically no later than the month following eight years after the shares were purchased, resulting in lower annual distribution fees. If you exchanged Class B shares into a Fund from Class B shares of another Ivy fund, the calculation will be based on the time the shares in the original fund were purchased.

    WAIVER OF CONTINGENT DEFERRED SALES CHARGE: The CDSC is waived for (i) redemptions in connection with distributions not exceeding 12% annually of the initial account balance (i.e., the value of the shareholder's Class B or Class C Fund account at the time of the initial distribution) (ia) following retirement under a tax qualified retirement plan, or (ib) upon attaining age 59 1/2 in the case of an IRA, a custodial account pursuant to section 403(b)(7) of the Code or a Keogh Plan; (ii) redemption resulting from tax-free return of an excess contribution to an IRA; or (iii) any partial or complete redemption following the death or disability (as defined in Section 72(m)(7) of the Code) of a shareholder from an account in which the deceased or disabled is named, provided that the redemption is requested within one year of death or disability. IMDI may require documentation prior to waiver of the CDSC.

    ARRANGEMENTS WITH BROKER-DEALERS AND OTHERS: IMDI may, at its own expense, pay concessions in addition to those described above to dealers that satisfy certain criteria established from time to time by IMDI. These conditions relate to increasing sales of shares of the Funds over specified periods and to certain other factors. These payments may, depending on the dealer's satisfaction of the required conditions, be periodic and may be up to (i) 0.25% of the value of Fund shares sold by the dealer during a particular period, and (ii) 0.10% of the value of Fund shares held by the dealer's customers for more than one year, calculated on an annual basis.

HOW TO REDEEM SHARES


    You may redeem your Fund shares through your registered securities representative, by mail or by telephone. A CDSC may apply to certain Class A share redemptions, to Class B shares redeemed within 6 years of purchase, and to Class C shares that are redeemed within one year of purchase. All redemptions are made at the NAV next determined after a redemption request has been received in good order. Requests for redemptions must be received by 4:00 p.m. Eastern time to be processed at the NAV for that day. Any redemption request in good order that is received after 4:00 p.m. Eastern time will be processed at the price determined on the following business day. If you own shares of more than one class of a Fund, the Fund will redeem first the shares having the highest 12b-1 fees; any shares subject to a CDSC will be redeemed last unless you specifically elect otherwise.



    When shares are redeemed, a Fund will normally send redemption proceeds to you on the next business day, but may take up to seven business days (or longer in the case of shares recently purchased by check). Under unusual circumstances, a Fund may suspend redemptions or postpone payment to the extent permitted by Federal securities laws. The proceeds of the redemption may be more or less than the purchase price of your shares, depending upon, among other factors, the market value of the Fund's securities at the time of the redemption. If the redemption is for over $50,000, or the proceeds are to be sent to an address other than the address of record, or an address change has occurred in the last 30 days, it must be requested in writing with a signature guarantee. See "Signature Guarantees," below.


    If you are not certain of the requirements for a redemption, please contact IMSC at 1-800-777-6472.

    THROUGH YOUR REGISTERED SECURITIES DEALER: The Dealer is responsible for promptly transmitting redemption orders. Redemptions requested by dealers will be made at the NAV (less any applicable CDSC) determined at the close of regular trading (4:00 p.m. Eastern time) on the day that a redemption request is received in good order by IMSC.

    BY MAIL: Requests for redemption in writing are considered to be in "proper or good order" if they contain the following:

    - Any outstanding certificate(s) for shares being redeemed.

    - A letter of instruction, including the account registration, fund number, the account number and the dollar amount or number of shares to be redeemed.

    - Signatures of all registered owners whose names appear on the account.

    - Any required signature guarantees.

    - Other supporting legal documentation, if required (in the case of estates, trusts, guardianships, corporations, unincorporated associations, retirement plan trustees or others acting in representative capacities).

    The dollar amount or number of shares indicated for redemption must not exceed the available shares or NAV of your account at the next-determined prices. If your request exceeds these limits, then the trade will be rejected in its entirety.


    Mail your request to IMSC at one of the addresses on page 28 of this Prospectus.


    BY TELEPHONE: Individual and joint accounts may redeem up to $50,000 per day over the telephone by contacting IMSC at 1-800-777-6472. In times of unusual economic or market changes, the telephone redemption privilege may be difficult to implement. If you are unable to execute your transaction by telephone, you may want to consider placing the order in writing and sending it by mail or overnight courier.

    Checks will be made payable to the current account registration and sent to the address of record. If there has been a change of address in the last 30 days, please use the instructions for redemption requests by mail described above. A signature guarantee would be required.

    Requests for telephone redemptions will be accepted from the registered owner of the account, the designated registered representative or the registered representative's assistant.

    Shares held in certificate form cannot be redeemed by telephone.

    If Section 6E of the Account Application is not completed, telephone redemption privileges will be provided automatically. Although telephone redemptions may be a convenient feature, you should realize that you may be giving up a measure of security that you may otherwise have if you terminated the privilege and redeemed your shares in writing. If you do not wish to make telephone redemptions or let your registered representative do so on your behalf, you must notify IMSC in writing.

    Each Fund employs reasonable procedures that require personal identification prior to acting on redemption instructions communicated by telephone to confirm that such instructions are genuine. In the absence of such procedures, a Fund may be liable for any losses due to unauthorized or fraudulent telephone instructions.

    Receiving Your Proceeds By Federal Funds Wire: For shareholders who established this feature at the time they opened their account, telephone instructions will be accepted for redemption of amounts up to $50,000 ($1,000 minimum) and proceeds will be wired on the next business day to a predesignated bank account.

    In order to add this feature to an existing account or to change existing bank account information, please submit a letter of instructions including your bank information to IMSC at the address provided above. The letter must be signed by all registered owners, and their signatures must be guaranteed.

    Your account will be charged a fee of $10 each time redemption proceeds are wired to your bank. Your bank may also charge you a fee for receiving a Federal Funds wire.

    Neither IMSC nor any of the Funds can be responsible for the efficiency of the Federal Funds wire system or the shareholder's bank.


MINIMUM ACCOUNT BALANCE REQUIREMENTS


    Due to the high cost of maintaining small accounts and subject to state law requirements, a Fund may redeem the accounts of shareholders whose investment, including sales charges paid, has been less than $1,000 for more than 12 months. A Fund will not redeem an account unless the shareholder has been given at least 60 days' advance notice of the Fund's intention to do so. No redemption will be made if a shareholder's account falls below the minimum due to a reduction in the value of the Fund's portfolio securities. This provision does not apply to IRAs, other retirement accounts and UGMA/UTMA accounts.


SIGNATURE GUARANTEES


    For your protection, and to prevent fraudulent redemptions, we require a signature guarantee in order to accommodate the following requests:

    - Redemption requests over $50,000.

    - Requests for redemption proceeds to be sent to someone other than the registered shareholder.

    - Requests for redemption proceeds to be sent to an address other than the address of record.

    - Registration transfer requests.

    - Requests for redemption proceeds to be wired to your bank account (if this option was not selected on your original application, or if you are changing the bank wire information).

    A signature guarantee may be obtained only from an eligible guarantor institution as defined in Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended. An eligible guarantor institution includes banks, brokers, dealers, municipal securities dealers, government securities dealers, government securities brokers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. The signature guarantee must not be qualified in any way. Notarizations from notary publics are not the same as signature guarantees, and are not accepted.

    Circumstances other than those described above may require a signature guarantee. Please contact IMSC at 1-800-777-6472 for more information.


CHOOSING A DISTRIBUTION OPTION


    You have the option of selecting the distribution option that best suits your needs:

    AUTOMATIC REINVESTMENT OPTION -- Both dividends and capital gains are automatically reinvested at NAV in additional shares of the same class of a Fund unless you specify one of the other options.

    INVESTMENT IN ANOTHER IVY FUND -- Both dividends and capital gains are automatically invested at NAV in another Ivy fund of the same class.

    DIVIDENDS IN CASH/CAPITAL GAINS REINVESTED -- Dividends will be paid in cash. Capital gains will be reinvested at NAV in additional shares of the same class of a Fund or another Ivy fund of the same class.

    DIVIDENDS AND CAPITAL GAINS IN CASH -- Both dividends and capital gains will be paid in cash.

    If you wish to have your cash distributions deposited directly to your bank account via electronic funds transfer ("EFT"), or if you wish to change your distribution option, please contact IMSC at 1-800-777-6472.

    If you wish to have your cash distributions go to an address other than the address of record, you must provide IMSC with a letter of instruction signed by all registered owners with signatures guaranteed.


TAX IDENTIFICATION NUMBER


    In general, to avoid being subject to a 31% U.S. Federal backup withholding tax on dividends, capital gains distributions and redemption proceeds, you must furnish a Fund with your certified tax identification number ("TIN") and certify that you are not subject to backup withholding due to prior underreporting of interest and dividends to the IRS. If you fail to provide a certified TIN, or such other tax-related certifications as a Fund may require, within 30 days of opening your new account, each Fund reserves the right to involuntarily redeem your account and send the proceeds to your address of record.

    You can avoid the above withholding and/or redemption by correctly furnishing your TIN, and making certain certifications, in Section 2 of the Account Application at the time you open your new account, unless the IRS requires that backup withholding be applied to your account.


    Certain payees, such as corporations, generally are exempt from backup withholding. Please complete IRS Form W-9 with the new account application to claim this exemption. If the registration is for an UGMA/UTMA account, please provide the social security number of the minor. Alien individuals must furnish their individual TIN on a completed IRS Form W-9. Other non-U.S. investors who are not required to have a TIN must provide, with their Account Application, a completed IRS Form W-8.



CERTIFICATES


    In order to facilitate transfers, exchanges and redemptions, most shareholders elect not to receive certificates. Should you wish to have a certificate issued, please contact IMSC at 1-800-777-6472 and request that one be sent to you. (Retirement plan accounts are not eligible for this service.) Please note that if you were to lose your certificate, you would incur an expense to replace it.

    Certificates requested by telephone for shares valued up to $50,000 will be issued to the current registration and mailed to the address of record. Should you wish to have your certificates mailed to a different address, or registered differently from the current registration, contact IMSC at 1-800-777-6472.


EXCHANGE PRIVILEGE



    Shareholders of a Fund have an exchange privilege with other Ivy funds (except Ivy International Fund unless they have an existing Ivy International Fund account). The Funds reserve the right to reject any exchange order.


    Class A shareholders may exchange their outstanding Class A shares for Class A shares of another Ivy fund on the basis of the relative NAV per Class A share, plus an amount equal to the difference between the sales charge previously paid on the outstanding Class A shares and the sales charge payable at the time of the exchange on the new Class A shares. Incremental sales charges are waived for outstanding Class A shares that have been invested for 12 months or longer.

    Class B (and Class C) shareholders may exchange their outstanding Class B (or Class C) shares for Class B (or Class C) shares of another Ivy fund on the basis of the relative NAV per Class B (or Class C) share, without the payment of any CDSC that would otherwise be due upon the redemption of Class B (or Class C) shares. Class B shareholders who exercise the exchange privilege would continue to be subject to the original Fund's CDSC schedule (or period) following an exchange if such schedule is higher (or longer) than the CDSC for the new Class B shares.


    Class I shareholders may exchange their outstanding Class I shares for Class I shares of another Ivy fund on the basis of the relative NAV per Class I share. Exchanges from any class of Fund shares into an Ivy fund in which shares are not already held are subject to certain minimum investment restrictions. See "Exchange of Shares" in the SAI or contact IMSC at 1-800-777-6472 for further details.


    Shares resulting from the reinvestment of dividends and other distributions will not be charged an initial sales charge or a CDSC when exchanged into another Ivy fund.


    Exchanges are considered to be taxable events, and may result in a capital gain or a capital loss for tax purposes. Before executing an exchange, you should obtain and read the Prospectus and consider the investment objective of the fund to be purchased. Share certificates must be unissued (i.e., held by a Fund) in order to execute a telephone exchange. Exchanges are available only in states where they can be legally made. The Funds reserve the right to limit the frequency of exchanges. Exchanges are accepted only if the registrations of the two accounts are identical. Amounts to be exchanged must meet minimum investment requirements for the Ivy fund into which the exchange is made. It is the policy of the Funds to discourage the use of the exchange privilege for the purpose of timing short-term market fluctuations. To protect the interests of other shareholders of a Fund, a Fund may cancel the exchange privileges of any persons that, in the opinion of the Fund, are using market timing strategies or are making more than five exchanges per owner or controlling person per calendar year.


    With respect to shares subject to a CDSC, if less than all of an investment is exchanged out of a Fund, the shares exchanged will reflect, pro rata, the cost, capital appreciation and/or reinvestment of distributions of the original investment as well as the original purchase date, for purposes of calculating any CDSC for future redemptions of the exchanged shares.

    Investors who held Ivy Fund shares as of December 31, 1991, or who held shares of certain funds that were reorganized into an Ivy fund, may be exempt from sales charges on the exchange of shares between any of the Ivy funds. If you believe you may be eligible for such an exemption, please contact IMSC at 1-800-235-3322 for additional information.

    In calculating the sales charge assessed on an exchange, shareholders will be allowed to use the Rights of Accumulation privilege.


    EXCHANGES BY TELEPHONE: If Section 6D of the Account Application is not completed, telephone exchange privileges will be provided automatically for accounts qualifying for this option. Although telephone exchanges may be a convenient feature, you should realize that you may be giving up a measure of security that you may otherwise have if you terminated the privilege and exchanged your shares in writing. If you do not wish to make telephone exchanges or let your registered representative do so on your behalf, you must notify IMSC in writing.


    In order to execute an exchange, please contact IMSC at 1-800-777-6472. Have the account number of your current fund and the exact name in which it is registered available to give to the telephone representative.

    Each Fund employs reasonable procedures that require personal identification prior to acting on exchange instructions communicated by telephone to confirm that such instructions are genuine. In the absence of such procedures, a Fund may be liable for any losses due to unauthorized or fraudulent telephone instructions.

    EXCHANGES IN WRITING: In a letter, request an exchange and provide the following information:

- The name and class of the fund whose shares you currently own.

- Your account number.

- The name(s) in which the account is registered.

- The name of the fund in which you wish your exchange to be invested.

- The number of shares or the dollar amount you wish to exchange.

    The request must be signed by all registered owners.


REINVESTMENT PRIVILEGE


    Investors who have redeemed Class A shares of a Fund have a one-time privilege of reinvesting all or a part of the proceeds of the redemption back into Class A shares of that Fund at NAV (without a sales charge) within 60 days after the date of redemption. IN ORDER TO REINVEST WITHOUT A SALES CHARGE, SHAREHOLDERS OR THEIR BROKERS MUST INFORM IMSC THAT THEY ARE EXERCISING THE REINVESTMENT PRIVILEGE AT THE TIME OF REINVESTMENT. The tax status of a gain realized on a redemption generally will not be affected by the exercise of the reinvestment privilege, but a loss realized on a redemption generally may be disallowed by the IRS if the reinvestment privilege is exercised within 30 days after the redemption. In addition, upon a reinvestment, the shareholder may not be permitted to take into account sales charges incurred on the original purchase of shares in computing their taxable gain or loss.

SYSTEMATIC WITHDRAWAL PLAN


    You may elect the Systematic Withdrawal Plan at any time by completing the Account Application, which is attached to this Prospectus. You can also obtain this application by contacting your registered representative or IMSC at 1-800-777-6472. To be eligible, you must maintain an account balance of at least $5,000. Payments (minimum distribution amount -- $50) from your account can be made monthly, quarterly, semi-annually, annually or on a selected monthly basis, to yourself or any other designated payee. You may elect to have your systematic withdrawal paid directly to your bank account via EFT, at no charge. Share certificates must be unissued (i.e., held by a Fund) while the plan is in effect. A Systematic Withdrawal Plan may not be established if you are currently participating in the Automatic Investment Method. For more information, please contact IMSC at 1-800-777-6472.


    Amounts paid to you through the Systematic Withdrawal Plan are derived from the redemption of shares in your account. Any applicable CDSC will be assessed upon the redemptions. A CDSC will not be assessed on withdrawals not exceeding 12% annually of the initial account balance when the Systematic Withdrawal Plan was started.



    If payments you receive through the Systematic Withdrawal Plan exceed the dividends and capital appreciation of your account, you will be reducing the value of your account. Additional investments made by shareholders participating in the Systematic Withdrawal Plan must equal at least $1,000 while the plan is in effect. However, it may not be advantageous to purchase additional shares when you have a Systematic Withdrawal Plan, because you may be subject to an initial sales charge on your purchase of Class A shares or to a CDSC imposed on your redemptions of Class B or Class C shares. In addition, redemptions are taxable events.



    Should you wish at any time to add a Systematic Withdrawal Plan to an existing account or change payee instructions, you will need to submit a written request, signed by all registered owners, with signatures guaranteed.


    Retirement accounts are eligible for Systematic Withdrawal Plans. Please contact IMSC at 1-800-777-6472 to obtain the necessary paperwork to establish a plan.

    If the U.S. Postal Service cannot deliver your checks, or if deposits to a bank account are returned for any reason, your redemptions will be discontinued.

AUTOMATIC INVESTMENT METHOD

    You may authorize an investment to be automatically drawn each month from your bank for investment in Fund shares by completing Sections 6A and 7B of the Account Application. Attach a "voided" check to your account application. At pre-specified intervals, your bank account will be debited and the proceeds will be credited to your Ivy Fund account. The minimum investment under this plan is $50 per month ($25 per month for retirement plans). There is no charge to you for this program.

    You may terminate or suspend your Automatic Investment Method by telephone at any time by contacting IMSC at 1-800-777-6472.

    If you have investments being withdrawn from a bank account and we are notified that the account has been closed, your Automatic Investment Method will be discontinued.


CONSOLIDATED ACCOUNT STATEMENTS


    Shareholders with two or more Ivy fund accounts having the same taxpayer I.D. number will receive a single quarterly account statement, unless otherwise specified. This feature consolidates the activity for each account onto one statement. Requests for quarterly consolidated statements for all other accounts must be submitted in writing and must be signed by all registered owners.


RETIREMENT PLANS



    The Ivy funds offer several tax-sheltered retirement plans that may fit your needs:



    - Traditional and Roth IRAs


    - 401(k), Money Purchase Pension and Profit Sharing Plans

    - SEP-IRA (Simplified Employee Pension Plan)

    - 403(b)(7) Plan

    - SIMPLE Plans (Individual Retirement Account and 401(k))

    Minimum initial and subsequent investments for retirement plans are $25.

    Investors Bank & Trust, which serves as custodian or trustee under the retirement plan prototypes available from each Fund, charges certain nominal fees for annual maintenance. A portion of these fees is remitted to IMSC as compensation for its services to the retirement plan accounts maintained with each Fund.


    Distributions from retirement plans are subject to certain requirements under the Code. Certain documentation, including IRS Form W4-P, must be provided to IMSC prior to taking any distribution. Please contact IMSC for details. The Ivy funds and IMSC assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws, and will not be responsible for any penalties assessed. For additional information, please contact your broker, tax adviser or IMSC.


    Please call IMSC at 1-800-777-6472 for complete information kits describing the plans, their benefits, restrictions, provisions and fees.


SHAREHOLDER INQUIRIES


    Inquiries regarding the Funds should be directed to IMSC at 1-800-777-6472.

                              ACCOUNT APPLICATION


IVY ASIA PACIFIC FUND                         IVY GLOBAL SCIENCE & TECHNOLOGY FUND
IVY CANADA FUND                               IVY INTERNATIONAL FUND II
IVY CHINA REGION FUND                         IVY INTERNATIONAL SMALL COMPANIES FUND
IVY DEVELOPING NATIONS FUND                   IVY PAN-EUROPE FUND
IVY GLOBAL FUND                               IVY SOUTH AMERICA FUND                                 ------------------------
                                                                                                          ACCOUNT NUMBER
IVY GLOBAL NATURAL RESOURCES FUND

 PLEASE MAIL APPLICATIONS AND CHECKS TO: Ivy Mackenzie Services Corp., P.O. Box
                        3022, Boca Raton, FL 33431-0922.
 (This application should not be used for retirement accounts for which Ivy is custodian.)
--------------------------------------------------------------------------------


  FUND                                                               101/                          1 / 2          1 / 2
  USE     -------------------          ----------     ----------     ----------     ----------     ----------     ----------
  ONLY    Dealer #                     Branch #       Rep #          Acct Type      Soc Cd         Div Cd         CG Cd
=============================================================================================================================

  FUND     0 / 1          0 / X
   USE     ----------     ----------
  ONLY     Exc Cd         Red Cd

==============================================================================================================================
1 REGISTRATION
           [ ] Individual
           [ ] Joint Tenant           ----------------------------------------------------------------------------------------
           [ ] Estate                 Owner, Custodian or Trustee
           [ ] UGMA/UTMA              ----------------------------------------------------------------------------------------
           [ ] Corporation            Co-owner or Minor
           [ ] Partnership            ----------------------------------------------------------------------------------------
           [ ] Sole Proprietor                                                                     Minor's State of Residence
           [ ] Trust                  ----------------------------------------------------------------------------------------
            ---------------------     Street
            Date of Trust
           [ ] Other ------------    -----------------------------------------------------------------------------------------
            ---------------------    City                            State                                        Zip Code
                                                  -               -
                                     ------------------------------
                                     Phone Number -- Day
------------------------------------------------------------------------------------------------------------------------------


-----------------------------------

-----------------------------------

-----------------------------------


-----------------------------------
    -               -
-----------------------------------
Phone Number -- Evening
-----------------------------------


----------------------------------------------------------------------------------------------------------
2 TAX ID #
                      -           -                      or               -
           ---------------------------                             -------------------------
                     Social Security Number                               Tax Identification Number

----------------------------------------------------------------------------------------------------------
2 TAX ID # Citizenship:   [ ] U.S.       [ ] Other
           UNDER PENALTIES OF PERJURY, I CERTIFY BY SIGNING IN SECTION 8 BELOW THAT: (1) THE NUMBER SHOWN IN
           THIS SECTION IS MY CORRECT TAXPAYER IDENTIFICATION NUMBER (TIN), AND (2) I AM NOT SUBJECT TO BACKUP
           WITHHOLDING BECAUSE: (A) I HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE (IRS) THAT I AM
           SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR (B)
           THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING. (CROSS OUT ITEM (2) IF
           YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY SUBJECT TO BACKUP WITHHOLDING BECAUSE OF
           UNDERREPORTING INTEREST OR DIVIDENDS ON YOUR TAX RETURN.) PLEASE SEE THE "TAX IDENTIFICATION
           NUMBER" SECTION OF THE PROSPECTUS FOR ADDITIONAL INFORMATION ON COMPLETING THIS SECTION.
------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

3 DEALER INFORMATION

          The undersigned ("Dealer") agrees to all applicable
           provisions in this Application, guarantees the signature and legal capacity of the Shareholder, and agrees to notify IMSC of any purchases made under a Letter of Intent or Rights of
           Accumulation.
           ------------------------------------------------------------
           Dealer Name

           ------------------------------------------------------------
           Branch Office Address

           ------------------------------------------------------------
           City                State                Zip  Code
-----------------------------------------------------------------------

-
           Representative's Name and Number
           ------------------------------------------------------------  -----------------------------------------------------------
-
           Representative's Phone Number
           ------------------------------------------------------------  -----------------------------------------------------------
-
           Authorized Signature of Dealer
-----------------------------------------------------------------------

--------------------------------------------------------------------------------

4 INVESTMENTS

           A.   Enclosed is my check for $ ---------------($1,000 minimum)
                made payable to the appropriate Fund.*
           B.   Please invest in [ ] Class A shares   [ ] Class B shares
                [ ] Class C shares   [ ] Class I shares ("**" Funds only) of
                the following Fund(s):

                $ --------------- Ivy Asia Pacific Fund
                $ --------------- Ivy Global Science & Technology Fund**

                $ --------------- Ivy Canada Fund
                $ --------------- Ivy International Fund II**

                $ --------------- Ivy China Region Fund
                $ --------------- Ivy International Small Companies Fund**

                $ --------------- Ivy Developing Nations Fund
                $ --------------- Ivy Pan-Europe Fund

                $ --------------- Ivy Global Fund
                $ --------------- Ivy South America Fund
                $ --------------- Ivy Global Natural Resources Fund
                --------------- Other: ---------
           C. I qualify for a reduced sales charge due to the following privilege (applies only to Class A shares):
                [ ] New Letter of Intent (if ROA or 90-day backdate privilege is applicable, provide account(s) information below.)
                [ ] ROA with the account(s) listed below.
                [ ] Existing Letter of Intent with account(s) listed below.

                ------------------------------------   -------------------------
                Fund Name                              Account Number                      [ ] or New
                ------------------------------------   -------------------------           [ ] or New
                Fund Name                              Account Number
                If establishing a Letter of Intent, you will need to purchase Class A shares over a thirteen-month period in accordance with the provisions in the
                Prospectus. The aggregate
                amount of these purchases will be at least equal to the amount indicated below
                (see Prospectus for minimum amount required for reduced sales charges).
                [ ] $50,000    [ ] $100,000    [ ] $250,000    [ ] $500,000



           D.   FOR DEALER USE ONLY
                Confirmed trade orders:
                                                        --------------             ---------------     -------   --      -----------
                                                        Confirm Number              Number of Shares                     Trade Date

           *    If investing in more than one Fund, make your check payable to "Ivy
                Funds."
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
5.  DISTRIBUTION OPTIONS

         I would like to reinvest dividends and capital gains into additional shares of the same class in this account at net asset value unless a different option is checked below.

       A. [ ] Reinvest all dividends and capital gains into additional shares of the same class of a different Ivy fund.

       ----------------------------------------------       -----------------------------------           [ ] New Account
        Fund Name                                                   Account Number

       B. [ ] Pay all dividends in cash and reinvest capital gains into additional shares of the same class of this Fund, or in a different Ivy Fund.

       ----------------------------------------------       -----------------------------------           [ ] New Account
        Fund Name                                                   Account Number

       C. [ ] Pay all dividends and capital gains in cash.

                                 I REQUEST THE ABOVE CASH DISTRIBUTION, SELECTED IN C OR D ABOVE, BE:

        [ ] Sent to the address listed in the registration. [ ] Sent to the special  payee listed in Section 7A [ ] (By Mail)
                                                                                                             7B [ ] (By E.F.T.)

--------------------------------------------------------------------------------


6  OPTIONAL SPECIAL FEATURES


   A. [ ] AUTOMATIC INVESTMENT METHOD (AIM)

          I wish to invest:                    My bank account will be debited on or about the:

                    [ ] Annually               _________________  day of the month of  ___________

                    [ ] Semi-Annually          _________________  day of the months of  __________  and  __________

                    [ ] Quarterly              _________________  day of the [ ] first month of each calendar quarter
                                                                             [ ] second
                                                                             [ ] third

                    [ ] Monthly
                       [ ] once per month      ________ day of the month*
                       [ ] twice               ________ day of the month*
                       [ ] 3 times             ________ day of the month*
                       [ ] 4 times             ________ day of the month*


          Please invest $ ________________ each period starting in the month of __________ in [ ] Class A   [ ] Class B
                            Dollar Amount                                         Month
          or [ ] Class C of ___________________.
                              Fund  Name
             [ ] I have attached a voided check to ensure my correct bank account will be debited.

   B. [ ] SYSTEMATIC WITHDRAWAL PLANS**
          I wish to automatically withdraw funds from my
          account in [ ] Class A [ ] Class B or [ ] Class C of _______________   I request the distribution be:
          [ ] Monthly                                            Fund Name       [ ] Sent to the address listed in the registration.
              [ ] Once [ ] Twice [ ] 3 times [ ] 4 times per month               [ ] Sent to the special payee listed in Section 7.
          [ ] Quarterly                                                          [ ] Invested into additional shares of the same
          [ ] Semi-Annually                                                          class of a different Ivy fund:  _____________
          [ ] Annually                                                                                               Fund Name



                                                                                 -------------------------
                                                                                    Account Number

              Amount $ ---------------, starting on or about the   ________ day of  __________________________
                        Minimum $50                                                        month
                                                                   ________ day of  __________________________
                                                                                           month
                                                                   ________ day of  __________________________
                                                                                           month*

        NOTE: Account minimum: $5,000 in shares at current offering price

       C. [ ] FEDERAL FUNDS WIRE FOR REDEMPTION PROCEEDS**
              I authorize the Agent to honor telephone instructions for the redemption of Fund shares up to $50,000. Proceeds may be wire transferred to the bank account designated ($1,000 minimum).
              (COMPLETE SECTION 7B)

       D. [ ] TELEPHONIC EXCHANGES** [ ] YES [ ] NO
              I authorize exchanges by telephone among the Ivy family of funds, upon instructions from any person as more fully described in the Prospectus. To change this option once established, written instructions must be received from the shareholder of record or the current registered representative.

              If neither box is checked, the telephone exchange privilege will be provided automatically.

       E. [ ] TELEPHONIC REDEMPTIONS** [ ] YES [ ] NO
              The Fund or its agents are authorized to honor telephone instructions from any person as more fully described in the Prospectus for the redemption of Fund shares. The amount of the redemption shall not exceed $50,000 and the proceeds are to be payable to the shareholder of record and mailed to the address of record. To change this option once established, written instructions must be received from the shareholder of record or the current registered representative.

              If neither box is checked, the telephone exchange privilege will be provided automatically.

        * There must be a period of at least seven calendar days between each investment/withdrawal period.

       ** This option may not be selected if shares are issued in certificate form.


  7 SPECIAL PAYEE

         A.                  MAILING ADDRESS                 B.                   FED WIRE / E.F.T. INFORMATION
                Please send all disbursements to this
                special payee                                      ____________________________________________________________
                                                                                      Financial Institution
                __________________________________________
                Name of Bank or Individual
                __________________________________________                ABA #                                 Account
                Account Number (if applicable)                                                  #
                __________________________________________         ____________________________________________________________
                Street                                                                        Street
                __________________________________________         ____________________________________________________________
                City/State/Zip                                                            City/State/Zip
                                                                                  (Please attach a voided check)

  8 SIGNATURES

       Investors should be aware that failure to check "No" under Section 6D or 6E above means that the Telephone Exchange/Redemptions Privileges will be provided. The Funds employ reasonable procedures that require personal identification prior to acting on exchange/redemption instructions communicated by telephone to confirm that such instructions are genuine. In the absence of such procedures, a Fund may be liable for any losses due to unauthorized or fraudulent telephone instructions. Please see "Exchange Privilege" and "How to Redeem Shares" in the Prospectus for more information on these privileges.

       I certify to my legal capacity to purchase or redeem shares of the Fund for my own account or for the account of the organization named in Section 1. I have received a current Prospectus and understand its terms are incorporated in this application by reference. I am certifying my taxpayer information as stated in Section 2.

       THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY
       PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO
       AVOID BACKUP WITHHOLDING.


       ----------------------------------------------------------------------------------------------------------
        Signature of Owner, Custodian, Trustee or Corporate Officer                          Date


       -----------------------------------------------------------------------------------------------------------
       Signature of Joint Owner, Co-Trustee or Corporate Officer                             Date



01INTLX0498               (Remember to Sign Section 8)

April 30, 1998                                                     IVY FUNDS(R)

IVY
INTERNATIONAL
EQUITY
FUNDS
ADVISOR
CLASS SHARES

-----------------
PROSPECTUS
-----------------

Ivy Management, Inc.
Via Mizner Financial
Plaza
700 South Federal Hwy.
Boca Raton, FL 33432
1-800-456-5111

      [ARTWORK]

   THROUGHOUT THE
     CENTURIES,
 THE CASTLE KEEP HAS
    BEEN A SOURCE
OF LONG-RANGE VISION
    AND STRATEGIC
     ADVANTAGE.


     Ivy Fund (the "Trust") is a registered investment company currently consisting of eighteen separate portfolios. The Advisor Class shares of eleven of these portfolios, as identified below (the "Funds"), are described in this Prospectus. The Funds' Class A, Class B, Class C and Class I shares (if applicable) are described in a separate prospectus dated April 30, 1998. Each Fund has its own investment objective and policies, and your interest is limited to the Fund in which you own Advisor Class shares.

     The eleven Funds are:

          Ivy Asia Pacific Fund
          Ivy Canada Fund
          Ivy China Region Fund
          Ivy Developing Nations Fund
          Ivy Global Fund
          Ivy Global Natural Resources Fund
          Ivy Global Science & Technology Fund
          Ivy International Fund II
          Ivy International Small Companies Fund
          Ivy Pan-Europe Fund
          Ivy South America Fund

     This Prospectus sets forth concisely the information about the Funds' Advisor Class shares that a prospective investor should know before investing. Please read it carefully and retain it for future reference. Additional information about the Funds is contained in the Statement of Additional Information for the Funds' Advisor Class shares dated April 30, 1998 (the "SAI"), which has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. The SAI and the prospectus for the Funds' other classes of shares are available upon request and without charge from the Trust at the Distributor's address and telephone number below. The SEC maintains a web site (http://www.sec.gov) that contains the SAI and other material incorporated by reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

Expense Information.............................  2
The Funds' Financial Highlights.................  2
Investment Objectives and Policies..............  3
Risk Factors and Investment Techniques..........  8
Organization and Management of the Funds........ 12
Investment Manager.............................. 12
Fund Administration and Accounting.............. 14
Transfer Agent.................................. 14
Dividends and Taxes............................. 14
Performance Data................................ 14
How to Buy Shares............................... 15
How Your Purchase Price is Determined........... 15
How Each Fund Values its Shares................. 15
How to Redeem Shares............................ 16
Minimum Account Balance Requirements............ 17
Signature Guarantees............................ 17
Choosing a Distribution Option.................. 17
Tax Identification Number....................... 17
Certificates.................................... 17
Exchange Privilege.............................. 17
Systematic Withdrawal Plan...................... 18
Automatic Investment Method..................... 18
Consolidated Account Statements................. 18
Retirement Plans................................ 18
Shareholder Inquires............................ 18
Account Application............................. 19

  BOARD OF TRUSTEES                  OFFICERS                      TRANSFER AGENT               INVESTMENT MANAGER
John S. Anderegg, Jr.       Michael G. Landry, Chairman             Ivy Mackenzie              Ivy Management, Inc.
   Paul H. Broyhill         Keith J. Carlson, President            Services Corp.           700 South Federal Highway
   Keith J. Carlson      James W. Broadfoot, Vice President         P.O. Box 3022              Boca Raton, FL 33432
   Stanley Channick             C. William Ferris,            Boca Raton, FL 33431-0922           1-800-456-5111
Frank W. DeFriece, Jr.          Secretary/Treasurer                1-800-777-6472
    Roy J. Glauber                                                                                 DISTRIBUTOR
  Michael G. Landry                LEGAL COUNSEL                      AUDITORS                    Ivy Mackenzie
 Joseph G. Rosenthal           Dechert Price & Rhoads         Coopers & Lybrand L.L.P.          Distributors, Inc.
 Richard N. Silverman               Boston, MA                   Ft. Lauderdale, FL         Via Mizner Financial Plaza
   J. Brendan Swan                                                                          700 South Federal Highway
                                     CUSTODIAN                                                 Boca Raton, FL 33432
                           Brown Brothers Harriman & Co.                                          1-800-456-5111
                                    Boston, MA


                                                           [LOGO] IVY MACKENZIE

EXPENSE INFORMATION



   The tables and examples below are designed to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in the Funds. The inception date for each Fund's Advisor Class shares is January 1, 1998. Therefore, the estimates presented are based on amounts incurred by each Fund's Class A shares during the fiscal year ended December 31, 1997, unless otherwise noted.


                        SHAREHOLDER TRANSACTION EXPENSES

                                                               MAXIMUM SALES LOAD     MAXIMUM CONTINGENT
                                                              IMPOSED ON PURCHASES   DEFERRED SALES CHARGE
                                                                   (AS A % OF         (AS A % OF ORIGINAL
                                                                OFFERING PRICE)         PURCHASE PRICE)
                                                              --------------------   ---------------------
All Funds...................................................          None                   None


   None of the Funds charge a redemption fee, an exchange fee, or a sales load on reinvested dividends.



     ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)


                                                                      12B-1 SERVICE/                           TOTAL FUND
                                                    MANAGEMENT         DISTRIBUTION         OTHER              OPERATING
                                                       FEES                FEES            EXPENSES           EXPENSES(3)
                                                    ----------        --------------       --------           -----------
Ivy Canada Fund................................        0.85%               None              1.64%                2.49%
Ivy Global Fund................................        1.00%               None              0.82%                1.82%
Ivy Global Natural Resources Fund..............        0.22%(1)            None              1.63%                1.85%
Ivy Global Science & Technology Fund...........        1.00%               None              0.86%                1.86%
Ivy International Fund II......................        0.73%(1)            None              0.82%                1.55%
Ivy Pan-Europe Fund............................        0.00%(1)            None              1.95%(2)             1.95%



                                                                      12B-1 SERVICE/                           GROSS FUND
                                                    MANAGEMENT         DISTRIBUTION         OTHER              OPERATING
                                                     FEES(1)               FEES          EXPENSES(4)          EXPENSES(4)
                                                    ----------        --------------     -----------          -----------
Ivy Asia Pacific Fund..........................        0.00%               None              1.86%(2)             1.86%
Ivy China Region Fund..........................        0.93%               None              1.26%                2.19%
Ivy Developing Nations Fund....................        0.92%               None              1.14%                2.06%
Ivy International Small Companies Fund.........        0.00%               None              2.25%(2)             2.25%
Ivy South America Fund.........................        0.27%               None              1.93%                2.20%

                                                                          TOTAL FUND
                                                                          OPERATING
                                                 CUSTODY FEE CREDITS     EXPENSES(3)
                                                 -------------------     -----------
Ivy Asia Pacific Fund..........................         0.20%                1.66%
Ivy China Region Fund..........................         0.24%                1.95%
Ivy Developing Nations Fund....................         0.12%                1.94%
Ivy International Small Companies Fund.........         0.39%                1.86%
Ivy South America Fund.........................         0.27%                1.93%


---------------


(1) After fee reimbursements (see note 4 below). Without fee reimbursements, Management Fees would have been 1.00%.


(2) After expense reimbursements (see note 4 below). Without expense reimbursements, Other Expenses would have increased 8.06% for Ivy Asia Pacific Fund, 2.37% for Ivy International Small Companies Fund, and 26.21% for Ivy Pan-Europe Fund.


(3) Ivy Management, Inc. ("IMI") currently limits Total Fund Operating Expenses (excluding Rule 12b-1 fees and certain other items, and net of any custody fee credits) for all Funds except Ivy Canada Fund to an annual rate of 1.95% (1.50% in the case of Ivy International Fund II) of each Fund's average net assets.


(4) Does not reflect custody fee credits generated by uninvested cash balances maintained by the Funds with their custodian.


                                    EXAMPLES


   The following table lists the expenses an investor would pay on a $1,000 investment in a Fund's Advisor Class shares, assuming (1) 5% annual return and
(2) unless otherwise noted, redemption at the end of each time period. These examples further assume reinvestment of all dividends and distributions, and that the percentage amounts under "Total Fund Operating Expenses" or "Gross Operating Expenses", if the fund received custody fee credits, above, remain the same each year. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.



                                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              ------    -------    -------    --------
Ivy Asia Pacific Fund.......................................   $19       $ 58       $101        $218
Ivy Canada Fund.............................................   $25       $ 78       $133        $283
Ivy China Region Fund.......................................   $22       $ 69       $117        $252
Ivy Developing Nations Fund.................................   $21       $ 65       $111        $239
Ivy Global Fund.............................................   $18       $ 57       $ 99        $214
Ivy Global Natural Resources Fund...........................   $19       $ 58       $100        $217
Ivy Global Science & Technology Fund........................   $19       $ 58       $101        $218
Ivy International Fund II...................................   $16       $ 49       $ 84        $185
Ivy International Small Companies Fund......................   $23       $ 70       $120        $258
Ivy Pan-Europe Fund.........................................   $22       $ 61       $105        $227
Ivy South America Fund......................................   $22       $ 69       $118        $253


---------------


   The information presented in the table does not reflect the charge of $10 per transaction that would apply if a shareholder elects to have redemption proceeds wired to his or her bank account. For a more detailed discussion of the Funds' fees and expenses, see the following sections of this Prospectus: "Investment Manager" and "Fund Administration and Accounting," and "Investment Advisory and Other Services" in the SAI.



THE FUNDS' FINANCIAL HIGHLIGHTS



   The inception date for the Funds' Advisor Class shares is January 1, 1998. Accordingly, no financial information for these shares is presented. The accounting firm of Coopers & Lybrand L.L.P. will be responsible for auditing financial information relating to the Funds' Advisor Class shares. Financial highlights for the Funds' Class A, Class B and Class C shares (and the Class I shares of Ivy Global Science & Technology Fund, Ivy International Fund II and Ivy International Small Companies Fund) are contained in a separate Prospectus dated April 30, 1998. The Funds' Annual Reports are incorporated by reference into the SAI, and are available upon request from the Funds' transfer agent (1-800-777-6472).

INVESTMENT OBJECTIVE AND POLICIES


    Each Fund has its own investment objective and policies, which are described below. Each Fund's investment objective is fundamental and may not be changed without the approval of a majority of the outstanding voting shares of the Fund. Except for a Fund's investment objective and those investment restrictions specifically identified as fundamental, all investment policies and practices described in this Prospectus and in the SAI are non-fundamental, and may be changed by the Board of Trustees of the Trust ("Trustees") without shareholder approval. There can be no assurance that a Fund's objective will be met. The different types of securities and investment techniques used by the Funds involve varying degrees of risk. For information about the particular risks associated with each type of investment, see "Risk Factors and Investment Techniques," below, and the SAI.

    Whenever an investment objective, policy or restriction of a Fund described in this Prospectus or in the SAI states a maximum percentage of assets that may be invested in a security or other asset or describes a policy regarding quality standards, that percentage limitation or standard will, unless otherwise indicated, apply to the Fund only at the time a transaction takes place. Thus, for example, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in the percentage that results from circumstances not involving any affirmative action by the Fund will not be considered a violation.


    IVY ASIA PACIFIC FUND: The Fund's principal investment objective is long-term growth. Consideration of current income is secondary to this principal objective. Under normal circumstances the Fund invests at least 65% of its total assets in securities issued in Asia-Pacific countries, which for purposes of this Prospectus are defined to include China, Hong Kong, India, Indonesia, Malaysia, Pakistan, the Philippines, Singapore, Sri Lanka, South Korea, Taiwan, Thailand and Vietnam. Securities of Asia-Pacific issuers include: (a) securities of companies organized under the laws of an Asia-Pacific country or for which the principal securities trading market is in the Asia-Pacific region; (b) securities that are issued or guaranteed by the government of an Asia-Pacific country, its agencies or instrumentalities, political subdivisions or the country's central bank; (c) securities of a company, wherever organized, where at least 50% of the company's non-current assets, capitalization, gross revenue or profit in any one of the two most recent fiscal years represents (directly or indirectly through subsidiaries) assets or activities located in the Asia-Pacific region; and (d) any of the preceding types of securities in the form of depository shares.


    The Fund may participate in markets throughout the Asia-Pacific region, and it is expected that the Fund will be invested at all times in at least three Asia-Pacific countries. The Fund does not expect to concentrate its investments in any particular industry. See Appendix B to the SAI for further information about the economic characteristics of certain Asia-Pacific countries.


    The Fund may invest up to 35% of its assets in investment grade debt securities of government or corporate issuers in emerging market countries, equity securities and investment grade debt securities of issuers in developed countries (including the United States), warrants, and cash or cash equivalents, such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements. For temporary defensive purposes, the Fund may invest without limit in such instruments. The Fund may also invest up to 5% of its net assets in zero coupon bonds, and in debt securities rated Ba or below by Moody's Investors Service, Inc. ("Moody's") or BB or below by Standard and Poor's Corporation ("S&P"), or if unrated, are considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). The Fund will not invest in debt securities rated less than C by either Moody's or S&P. As of December 31, 1997, the Fund held no low-rated debt securities.



    For temporary or emergency purposes, the Fund may borrow up to one-third of the value of its total assets from banks, but may not purchase securities at any time during which the value of the Fund's outstanding loans exceeds 10% of the value of the Fund's assets. The Fund may engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest up to 10% of its total assets in other investment companies that invest in securities issued in Asia-Pacific countries, and up to 15% of its net assets in illiquid securities.


    The Fund may purchase put and call options on securities and stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 10% of the value of its net assets, and may write covered call options so long as not more than 25% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.

    IVY CANADA FUND: Ivy Canada Fund seeks long-term capital appreciation by investing primarily in equity securities of Canadian companies. Canada is one of the world's leading industrial countries and a major exporter of agricultural products. The country is rich in natural resources such as zinc, uranium, nickel, gold, silver, aluminum, iron and copper, and forest covers over 44% of land areas, making Canada a leading world producer of newsprint. Canada is also a major producer of hydroelectricity, oil and gas.

    As a fundamental policy, the Fund normally invests at least 65% of its total assets in Canadian equity securities (i.e., common and preferred stock, securities convertible into common stock and common stock purchase warrants) listed on Canadian stock exchanges or traded over-the-counter in Canada. Canadian issuers are companies (i) organized under the laws of Canada, (ii) for which the principal securities trading market is in Canada, (iii) which derive at least 50% of their revenues or profits from goods produced or sold, investments made or services performed in Canada, or (iv) which have at least 50% of their assets situated in Canada. The balance of the Fund's assets ordinarily are invested in (i) bills and bonds of the Canadian Government and the governments of the provinces or municipalities of Canada, (ii) high quality notes and debentures of Canadian companies (i.e., those rated Aaa or Aa by Moody's or AAA or AA by S&P, or if unrated, judged to be of comparable quality by Mackenzie Financial Corporation ("MFC"), the Fund's Advisor), (iii) foreign securities (including sponsored or unsponsored American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs"), American Depository Shares ("ADSs") and Global Depository Shares ("GDSs")), (iv) U.S. Government securities, (v) equity securities and investment-grade debt securities (i.e., those rated Baa or higher by Moody's or BBB or higher by S&P, or if unrated, are considered by MFC to be of comparable quality) of U.S. companies, and (vi) zero coupon bonds that meet these credit quality standards.


    The Fund may purchase securities on a "when-issued" or firm commitment basis, engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest up to 10% of its total assets in other investment companies and up to 15% of its net assets in illiquid securities. The Fund may not, as a matter of fundamental policy, invest more than 5% of its total assets in restricted securities.

    For temporary defensive purposes, the Fund may invest without limit in U.S. or Canadian dollar-denominated money market securities issued by entities organized in the U.S. or Canada, such as (i) obligations issued or guaranteed by the Canadian Government or the governments of the provinces or municipalities of Canada (or their agencies or instrumentalities), (ii) finance company and corporate commercial paper (and other short-term corporate obligations rated Prime-1 by Moody's or A or better by S&P, or if unrated, considered by MFC to be of comparable quality), (iii) obligations of banks (i.e., certificates of deposit, time deposits and bankers' acceptances) considered creditworthy by MFC under guidelines approved by the Trustees, and (iv) repurchase agreements with broker-dealers and banks. For temporary or emergency purposes, the Fund may also borrow up to 10% of the value of its total assets from banks.

    IVY CHINA REGION FUND: Ivy China Region Fund's principal investment objective is long-term capital growth. Consideration of current income is secondary to this principal objective. The Fund seeks to meet its objective primarily by investing in the equity securities of companies that are expected to benefit from the economic development and growth of China, Hong Kong and Taiwan. A significant percentage of the Fund's assets may also be invested in the securities markets of South Korea, Singapore, Malaysia, Thailand, Indonesia and the Philippines (collectively, with China, Hong Kong and Taiwan, the "China Region").

    The Fund normally invests at least 65% of its total assets in "Greater China growth companies," defined as companies (a) that are organized in or for which the principal securities trading markets are the China Region; (b) that have at least 50% of their assets in one or more China Region countries or derive at least 50% of their gross sales revenues or profits from providing goods or services to or from within one or more China Region countries; or (c) that have at least 35% of their assets in China, Hong Kong or Taiwan, derive at least 35% of their gross sales revenues or profits from providing goods or services to or from within these three countries, or have significant manufacturing or other operations in these countries. IMI's determination as to whether a company qualifies as a Greater China growth company is based primarily on information contained in financial statements, reports, analyses and other pertinent information (some of which may be obtained directly from the company). The Fund may invest 25% or more of its total assets in the securities of issuers located in any one China Region country, and currently expects to invest more than 50% of its total assets in Hong Kong. See Appendix B to the SAI for further information about the economic characteristics of certain China Region countries.


    The balance of the Fund's assets ordinarily are invested in (i) certain investment-grade debt securities and (ii) the equity securities of "China Region associated companies," which are companies that do not meet the definition of a Greater China growth company, but whose current or expected performance, based on certain identified factors (such as the growth trends in the location of a company's assets and the sources of its revenues and profits), is judged by IMI to be strongly associated with the China Region. The investment-grade debt securities in which the Fund may invest include (a) obligations of the U.S. Government or its agencies or instrumentalities, (b) obligations of U.S. banks and other banks organized and existing under the laws of Hong Kong, Taiwan or countries that are members of the Organization for Economic Cooperation and Development ("OECD"), (c) obligations denominated in any currency issued by international development institutions and Hong Kong, Taiwan and OECD member governments and their agencies and instrumentalities, and (d) corporate bonds rated Baa or higher by Moody's or BBB or higher by S&P (or if unrated, are considered by IMI to be of comparable quality), as well as repurchase agreements with respect to any of the foregoing instruments. The Fund may also invest in zero coupon bonds.



    The Fund may invest less than 35% of its net assets in debt securities rated Ba or below by Moody's or BB or below by S&P, or, if unrated, considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). The Fund will not invest in debt securities rated less than C by either Moody's or S&P. As of December 31, 1997, the Fund held no low-rated debt securities.



    The Fund may invest in sponsored or unsponsored ADRs, GDRs, ADSs and GDSs, warrants, and securities issued on a "when-issued" or firm commitment basis, and may engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest up to 10% of its total assets in other investment companies, and up to 15% of its net assets in illiquid securities.


    For temporary defensive purposes and during periods when IMI believes that circumstances warrant, the Fund may reduce its position in Greater China growth companies and Greater China associated companies and increase its investment in cash and liquid debt securities, such as U.S. Government securities, bank obligations, commercial paper, short-term notes and repurchase agreements. For temporary or emergency purposes, the Fund may also borrow up to 10% of the value of its total assets from banks.

    The Fund may purchase put and call options on securities and stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 10% of the value of its net assets, and may write covered call options so long as not more than 25% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in stock index futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.


    IVY DEVELOPING NATIONS FUND: The Fund's principal objective is long-term growth. Consideration of current income is secondary to this principal objective. In pursuing its objective, the Fund invests primarily in the equity securities of companies that IMI believes will benefit from the economic development and growth of emerging markets. The Fund considers countries having emerging markets to be those that (i) are generally considered to be "developing" or "emerging" by the World Bank and the International Finance Corporation, or (ii) are classified by the United Nations (or otherwise regarded by their authorities) as "emerging." Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities (including common and preferred stocks, convertible debt obligations, warrants, options (subject to the restrictions set forth below), rights, and sponsored or unsponsored ADRs, GDRs, ADSs and GDSs that are listed on stock exchanges or traded over-the-counter) of "Emerging Market growth companies," which are defined as companies
(a) for which the principal securities trading market is an emerging market (as defined above), (b) that (alone or on a consolidated basis) derives 50% or more of its total revenue either from goods, sales or services in emerging markets, or (c) that are organized under the laws of (and with a principal office in) an emerging market country.



    The Fund normally invests its assets in the securities of issuers located in at least three emerging market countries, and may invest 25% or more of its total assets in the securities of issuers located in any one country. IMI's determination as to whether a company qualifies as an Emerging Market growth company is based primarily on information contained in financial statements, reports, analyses and other pertinent information (some of which may be obtained directly from the company).

    For purposes of capital appreciation, the Fund may invest up to 35% of its total assets in (i) debt securities of government or corporate issuers in emerging market countries, (ii) equity and debt securities of issuers in developed countries (including the United States), and (iii) cash or cash equivalents such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements. For temporary defensive purposes, the Fund may invest without limit in such instruments. The Fund may also invest in zero coupon bonds and purchase securities on a "when-issued" or firm commitment basis.



    The Fund will not invest more than 20% of its total assets in debt securities rated Ba or lower by Moody's or BB or lower by S&P, or if unrated, are considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). The Fund will not invest in debt securities rated less than C by either Moody's or S&P. As of December 31, 1997, the Fund held no low-rated debt securities.



    For temporary or emergency purposes, the Fund may borrow up to one-third of the value of its total assets from banks, but may not purchase securities at any time during which the value of the Fund's outstanding loans exceeds 10% of the value of the Fund's total assets. The Fund may engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest up to 10% of its total assets in other investment companies, and up to 15% of its net assets in illiquid securities.



    The Fund may purchase put and call options on securities and stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 10% of the value of its net assets, and may write covered call options so long as not more than 25% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in (and options on) stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.



    IVY GLOBAL FUND: The Fund seeks long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments of any nation. Any income realized will be incidental. Under normal conditions, the Fund will invest at least 65% of its total assets in the common stock of companies throughout the world, with at least three different countries (one of which may be the United States) represented in the Fund's overall portfolio holdings. Although the Fund generally invests in common stock, it may also invest in preferred stock, sponsored or unsponsored ADRs, GDRs, ADSs and GDSs, and investment-grade debt securities (i.e., those rated Baa or higher by Moody's or BBB or higher by S&P, or if unrated, are considered by IMI to be of comparable quality), including corporate bonds, notes, debentures, convertible bonds and zero coupon bonds.



    The Fund may invest less than 35% of its net assets in debt securities rated Ba or below by Moody's or BB or below by S&P, or if unrated, considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). The Fund will not invest in debt securities rated less than C by either Moody's or S&P. As of December 31, 1997, the Fund had 1.05% of its total assets invested in low-rated debt securities.



    The Fund may invest in equity real estate investment trusts, warrants, and securities issued on a "when-issued" or firm commitment basis, and may engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest up to 10% of its total assets in other investment companies and up to 15% of its net assets in illiquid securities. The Fund may not, as a matter of fundamental policy, invest more than 5% of its assets in restricted securities.


    For temporary defensive purposes and during periods when IMI believes that circumstances warrant, the Fund may invest without limit in U.S. Government securities, obligations issued by domestic or foreign banks (including certificates of deposit, time deposits and bankers' acceptances), and domestic or foreign commercial paper (which, if issued by a corporation, must be rated Prime-1 by Moody's or A-1 by S&P, or if unrated has been issued by a company that at the time of investment has an outstanding debt issue rated Aaa or Aa by Moody's or AAA or AA by S&P). The Fund may also enter into repurchase agreements, and, for temporary or emergency purposes, may borrow up to 10% of the value of its total assets from banks.

    The Fund may purchase put and call options on stock indices, provided the premium paid for such options does not exceed 10% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 50% of the value of its net assets, and may write covered call options so long as not more than 20% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in (and options on) stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 20% of its total assets.

    IVY GLOBAL NATURAL RESOURCES FUND: The Fund's investment objective is long-term growth. Any income realized will be incidental. Under normal conditions, the Fund invests at least 65% of its total assets in the equity securities of companies throughout the world that own, explore or develop natural resources and other basic commodities, or supply goods and services to such companies. Under this investment policy, at least three different countries (one of which may be the United States) will be represented in the Fund's overall portfolio holdings. "Natural resources" generally include precious metals (such as gold, silver and platinum), ferrous and nonferrous metals (such as iron, aluminum and copper), strategic metals (such as uranium and titanium), coal, oil, natural gases, timber, undeveloped real property and agricultural commodities. Although the Fund generally invests in common stock, it may also invest in preferred stock, securities convertible into common stock and sponsored or unsponsored ADRs, GDRs, ADSs and GDSs. The Fund may also invest directly in precious metals and other physical commodities.


    MFC believes that certain political and economic changes in the global environment in recent years have had and will continue to have a profound effect on global supply and demand of natural resources, and that rising demand from developing markets and new sources of supply should create attractive investment opportunities. In selecting the Fund's investments, MFC will seek to identify securities of companies that, in MFC's opinion, appear to be undervalued relative to the value of the companies' natural resource holdings.



    For temporary defensive purposes, the Fund may invest without limit in cash or cash equivalents, such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements. For temporary or emergency purposes, the Fund may borrow up to one-third of the value of its total assets from banks, but may not purchase securities at any time during which the value of the Fund's outstanding loans exceeds 10% of the value of the Fund's total assets. The Fund may engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest up to 10% of its total assets in other investment companies and up to 15% of its net assets in illiquid securities.

    For hedging purposes only, the Fund may engage in transactions in (and options on) foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.

    IVY GLOBAL SCIENCE & TECHNOLOGY FUND: The Fund's principal investment objective is long-term capital growth. Any income realized will be incidental. Under normal conditions, the Fund will invest at least 65% of its total assets in the common stock of companies that are expected to benefit from the development, advancement and use of science and technology. Under this investment policy, at least three different countries (one of which may be the United States) will be represented in the Fund's overall portfolio holdings. Industries likely to be represented in the Fund's portfolio include computers and peripheral products, software, electronic components and systems, telecommunications, media and information services, pharmaceuticals, hospital supply and medical devices, biotechnology, environmental services, chemicals and synthetic materials, and defense and aerospace. The Fund may also invest in companies that are expected to benefit indirectly from the commercialization of technological and scientific advances. In recent years, rapid advances in these industries have stimulated unprecedented growth. While this is no guarantee of future performance, IMI believes that these industries offer substantial opportunities for long-term capital appreciation.


    Although the Fund generally invests in common stock, it may also invest in preferred stock, securities convertible into common stock, sponsored or unsponsored ADRs, GDRs, ADSs and GDSs and investment-grade debt securities (i.e., those rated Baa or higher by Moody's or BBB or higher by S&P, or if unrated, are considered by IMI to be of comparable quality), including corporate bonds, notes, debentures, convertible bonds and zero coupon bonds. The Fund may also invest up to 5% of its net assets in debt securities that are rated Ba or below by Moody's or BB or below by S&P, or if unrated, are considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). The Fund will not invest in debt securities rated less than C by either Moody's or S&P. As of December 31, 1997, the Fund held no low-rated debt securities.



    The Fund may invest in warrants, purchase securities on a "when-issued" or firm commitment basis, engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest (i) up to 10% of its total assets in other investment companies and (ii) up to 15% of its net assets in illiquid securities.


    For temporary defensive purposes and during periods when IMI believes that circumstances warrant, the Fund may invest without limit in U.S. Government securities, obligations issued by domestic or foreign banks (including certificates of deposit, time deposits and bankers' acceptances), and domestic or foreign commercial paper (which, if issued by a corporation, must be rated Prime-1 by Moody's or A-1 by S&P, or if unrated has been issued by a company that at the time of investment has an outstanding debt issue rated Aaa or Aa by Moody's or AAA or AA by S&P). The Fund may also enter into repurchase agreements, and, for temporary or emergency purposes, may borrow up to 10% of the value of its total assets from banks.


    The Fund may purchase put and call options on stock indices and on individual securities, provided the premium paid for such options does not exceed 10% of the value of the Fund's net assets. The Fund may also sell covered put options with respect to up to 50% of the value of its net assets, and may write covered call options so long as not more than 20% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in (and options on) stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 20% of the value of its total assets.



    IVY INTERNATIONAL FUND II: The Fund's principal objective is long-term capital growth primarily through investment in equity securities. Consideration of current income is secondary to this principal objective. It is anticipated that at least 65% of the Fund's total assets will be invested in common stock (and securities convertible into common stock) principally traded in European, Pacific Basin and Latin American markets. Under this investment policy, at least three different countries (other than the United States) will be represented in the Fund's overall portfolio holdings. For temporary defensive purposes, the Fund may also invest in equity securities principally traded in U.S. markets. IMI, the Fund's investment manager, invests the Fund's assets in a variety of economic sectors, industry segments and individual securities to reduce the effects of price volatility in any one area and to enable shareholders to participate in markets that do not necessarily move in concert with U.S. markets. IMI seeks to identify rapidly expanding foreign economies, and then searches out growing industries and corporations, focusing on companies with established records. Individual securities are selected based on value indicators, such as a low price-earnings ratio, and are reviewed for fundamental financial strength. Companies in which investments are made will generally have at least $1 billion in capitalization and a solid history of operations.



    When economic or market conditions warrants, the Fund may invest without limit in U.S. Government securities, investment grade debt securities (i.e., those rated Baa or higher by Moody's or BBB or higher by S&P, or if unrated, considered by IMI to be of comparable quality), preferred stock, sponsored or unsponsored ADRs, GDRs, ADSs and GDSs, warrants, or cash or cash equivalents such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements. For temporary or emergency purposes, the Fund may borrow up to 10% of the value of its total assets from banks. The Fund may also purchase securities on a "when-issued" or firm commitment basis, and may engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest up to 10% of its total assets in other investment companies and up to 15% of its net assets in illiquid securities.


    The Fund may purchase put and call options on securities and stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 10% of the value of its net assets, and may write covered call options so long as not more than 25% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in (and options on) stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.


    IVY INTERNATIONAL SMALL COMPANIES FUND: The Fund's principal investment objective is long-term growth primarily through investment in foreign equity securities. Consideration of current income is secondary to this principal objective. Under normal circumstances the Fund invests at least 65% of its total assets in common and preferred stocks (and securities convertible into common stocks) of foreign issuers having total market capitalization of less than $1 billion. Under this investment policy, at least three different countries (other than the United States) will be represented in the Fund's overall portfolio holdings. For temporary defensive purposes, the Fund may also invest in equity securities principally traded in the United States. The Fund will invest its assets in a variety of economic sectors, industry segments and individual securities to reduce the effects of price volatility in any area and to enable shareholders to participate in markets that do not necessarily move in concert with the U.S.

market. The factors that IMI considers in determining the appropriate distribution of investments among various countries and regions include prospects for relative economic growth, expected levels of inflation, government policies influencing business conditions and the outlook for currency relationships.


    In selecting the Fund's investments, IMI will seek to identify securities that are attractively priced relative to their intrinsic value. The intrinsic value of a particular security is analyzed by reference to characteristics such as relative price-earnings ratio, dividend yield and other relevant factors (such as applicable financial, tax, social and political conditions).



    When economic or market conditions warrant, the Fund may invest without limit in U.S. Government securities, investment grade debt securities, zero coupon bonds, preferred stocks, warrants, or cash or cash equivalents such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements. The Fund may also invest up to 5% of its net assets in debt securities rated Ba or below by Moody's or BB or below by S&P, or if unrated, are considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). The Fund will not invest in debt securities rated less than C by either Moody's or S&P. As of December 31, 1997, the Fund held no low-rated debt securities.



    For temporary or emergency purposes, the Fund may borrow up to one-third of the value of its total assets from banks, but may not purchase securities at any time during which the value of the Fund's outstanding loans exceeds 10% of the value of the Fund's assets. The Fund may engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest up to 10% of its total assets in other investment companies and up to 15% of its net assets in illiquid securities.


    The Fund may purchase put and call options on securities and stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 10% of the value of its net assets, and may write covered call options so long as not more than 25% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.


    IVY PAN-EUROPE FUND: The Fund's principal investment objective is long-term capital growth. Consideration of current income is secondary to this principal objective. The Fund seeks to achieve its investment objective by investing primarily in the equity securities of companies domiciled or otherwise doing business (as described below) in European countries. Under normal circumstances, the Fund will invest at least 65% of its total assets in the equity securities of "European companies," which include any issuer (a) that is organized under the laws of a European country; (b) that derives 50% or more of its total revenues from goods produced or sold, investments made or services performed in Europe; or (c) for which the principal trading market is in Europe. The Fund may also invest up to 35% of its total assets in the equity securities of issuers domiciled outside of Europe. The equity securities in which the Fund may invest include common stock, preferred stock and common stock equivalents such as warrants and convertible debt securities. The Fund may also invest in sponsored or unsponsored ADRs, European Depository Receipts ("EDRs"), GDRs, ADSs, European Depository Shares ("EDSs") and GDSs. The Fund does not expect to concentrate its investments in any particular industry.



    The Fund may invest up to 35% of its net assets in debt securities, but will not invest more than 20% of its net assets in debt securities rated Ba or below by Moody's or BB or below by S&P or if unrated, are considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds.) The Fund will not invest in debt securities rated less than C by either Moody's or S&P. As of December 31, 1997, the Fund held no low-rated debt securities. The Fund may also purchase securities on a "when-issued" or firm commitment basis, engage in foreign currency exchange transactions and enter into forward foreign currency contracts. In addition, the Fund may invest up to 5% of its net assets in zero coupon bonds.



    For temporary defensive purposes or when IMI believes that circumstances warrant, the Fund may invest without limit in U.S. Government securities, investment grade debt securities (i.e., those rated Baa or higher by Moody's or BBB or higher by S&P, or if unrated, are considered by IMI to be of comparable quality), warrants, and cash or cash equivalents such as domestic or foreign bank obligations (including certificates of deposit, time deposits and bankers' acceptances), short-term notes, repurchase agreements, and domestic or foreign commercial paper (which, if issued by a corporation, must be rated Prime-1 by Moody's or A-1 by S&P, or if unrated has been issued by a company that at the time of investment has an outstanding debt issue rated Aaa or Aa by Moody's or AAA or AA by S&P).



    For temporary or emergency purposes, the Fund may borrow up to one-third of the value of its total assets from banks, but may not purchase securities at any time during which the value of the Fund's outstanding loans exceeds 10% of the value of the Fund's total assets. The Fund may also invest up to 10% of its total assets in other investment companies, and up to 15% of its net assets in illiquid securities.



    The Fund may purchase put and call options on securities and stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 10% of the value of its net assets, and may write covered call options so long as not more than 25% of the Fund's net assets are subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in (and options on) stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.



    IVY SOUTH AMERICA FUND: The Fund's principal investment objective is long-term capital growth. Consideration of current income is secondary to this principal objective. Under normal conditions the Fund invests at least 65% of its total assets in securities issued in South America. Securities of South American issuers include (a) securities of companies organized under the laws of a South American country or for which the principal securities trading market is in South America; (b) securities that are issued or guaranteed by the government of a South American country, its agencies or instrumentalities, political subdivisions or the country's central bank; (c) securities of a company, wherever organized, where at least 50% of the company's non-current assets, capitalization, gross revenue or profit in any one of the two most recent fiscal years represents (directly or indirectly through subsidiaries) assets or activities located in South America; or (d) any of the preceding types of securities in the form of depository shares. The Fund may participate, however, in markets throughout Latin America, which for purposes of this Prospectus is defined as Mexico, Central America, South America and the Spanish-speaking islands of the Caribbean, and it is expected that the Fund will be invested at all times in at least three countries. Under present conditions, the Fund expects to focus its investments in Argentina, Brazil, Chile, Colombia, Peru and Venezuela, which

IMI believes are the most developed capital markets in South America. The Fund does not expect to concentrate its investments in any particular industry.



    The Fund's equity investments consist of common stock, preferred stock (either convertible or non-convertible), sponsored or unsponsored ADRs, GDRs, ADSs and GDSs, and warrants (any of which may be purchased through rights). The Fund's equity securities may be listed on securities exchanges, traded over-the-counter, or have no organized market.



    The Fund may invest in debt securities (including zero coupon bonds) when IMI anticipates that the potential for capital appreciation from debt securities is likely to equal or exceed that of equity securities (e.g., a favorable change in relative foreign exchange rates, interest rate levels or the creditworthiness of issuers). These include debt securities issued by South American Governments ("Sovereign Debt"). Most of the debt securities in which the Fund may invest are not rated, and those that are rated are expected to be below investment grade (i.e., rated Ba or below by Moody's or BB or below by S&P, or considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). As of December 31, 1997, the Fund held no low-rated debt securities.



    To meet redemptions, or while the Fund is anticipating investments in South American securities, the Fund may hold cash or cash equivalents such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements. For temporary defensive or emergency purposes, the Fund may invest without limit in such instruments, and borrow up to one-third of the value of its total assets from banks (but may not purchase securities at any time during which the value of the Fund's outstanding loans exceeds 10% of the value of the Fund's total assets).



    The Fund may purchase securities on a "when-issued" or firm commitment basis, engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest up to 10% of its total assets in other investment companies, and up to 15% of its net assets in illiquid securities. The Fund will treat as illiquid any South American securities that are subject to restrictions on repatriation for more than seven days, as well as any securities issued in connection with South American debt conversion programs that are restricted to remittance of invested capital or profits.



    The Fund may purchase put and call options on securities and stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 10% of the value of its net assets, and may write covered call options so long as not more than 25% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in (and options on) stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.



RISK FACTORS AND INVESTMENT TECHNIQUES


    SPECIAL CONSIDERATIONS RELATED TO IVY ASIA PACIFIC FUND: Certain Asia-Pacific countries in which the Fund may invest are developing countries, and may be in the initial stages of their industrialization cycle. The economic structures of developing countries generally are less diverse and mature than in the United States, and their political systems may be relatively unstable. Historically, markets of developing countries have been more volatile than the markets of developed countries, yet such markets often have provided higher rates of return to investors.

    Investing in securities of issuers in Asia-Pacific countries involves certain considerations not typically associated with investing in securities of United States companies, including (i) restrictions on foreign investment and on repatriation of capital invested in Asian countries, (ii) currency fluctuations,
(iii) the cost of converting foreign currency into United States dollars, (iv) potential price volatility and lesser liquidity of shares traded on Asia-Pacific country securities markets and (v) political and economic risks, including the risk of nationalization or expropriation of assets and the risk of war.

    Certain Asia-Pacific countries may be more vulnerable to the ebb and flow of international trade and to trade barriers and other protectionist or retaliatory measures. Investments in countries such as China that have recently opened their capital markets and that appear to have relaxed their central planning requirement, as well as in countries that have privatized some of their state-owned industries, should be regarded as speculative.

    The settlement period of securities transactions in foreign markets in general may be longer than in domestic markets, and such delays may be of particular concern in developing countries. For example, the possibility of political upheaval and the dependence on foreign economic assistance may be greater in developing countries than in developed countries, either one of which may increase settlement delays.

    Securities exchanges, issuers and broker-dealers in some Asia-Pacific countries are subject to less regulatory scrutiny than in the United States. In addition, due to the limited size of the markets for Asia-Pacific securities, the prices for such securities may be more vulnerable to adverse publicity, investors' perceptions or traders' positions or strategies, which could cause a decrease not only in the value but also in the liquidity of the Fund's investments.

    SPECIAL CONSIDERATIONS RELATED TO IVY CANADA FUND: The economy of Canada is strongly influenced by the activities of companies involved in the production and processing of natural resources, particularly those involved in the energy industry, industrial materials (e.g., chemicals, base metals, timber and paper) and agricultural materials (e.g., grain cereals). The securities of companies in the energy industry are subject to changes in value and dividend yield, which depend, to a large extent, on the price and supply of energy fuels. Rapid price and supply fluctuations may be caused by events relating to international politics, energy conservation and the success of exploration projects.

    SPECIAL CONSIDERATIONS RELATED TO IVY CHINA REGION FUND: Investors should realize that China Region countries may be subject to a greater degree of economic, political and social instability than is the case in the United States or other developed countries. Among the factors causing this instability are (i) authoritarian governments or military involvement in political and economic decision making, (ii) popular unrest associated with demands for improved political, economic and social conditions, (iii) internal insurgencies, (iv) hostile relations with neighboring countries, (v) ethnic, religious and racial disaffection, and (vi) changes in trading status, any one of which could disrupt the principal financial markets in which the Fund invests and adversely affect the value of its assets. In addition, several China Region countries have had hostile relations with neighboring nations. For example, China continues to claim sovereignty over Taiwan, and has assumed sovereignty over Hong Kong.

    China Region countries tend to be heavily dependent on international trade, as a result of which their markets are highly sensitive to protective trade barriers and the economic conditions of their principal trading partners (i.e., the United States, Japan and Western European countries). Protectionist trade legislation, reduction of foreign investment in China Region economies and general declines in the international securities markets could have a significant adverse effect on the China Region securities markets. In addition, certain China Region countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. There is a heightened risk in these countries that such adverse actions might be repeated.

    To take advantage of potential growth opportunities, the Fund might have significant investments in companies with relatively small market capitalization. Securities of smaller companies may be subject to more abrupt or erratic market movements than the securities of larger more established companies, both because they tend to be traded in lower volume and because the companies are subject to greater business risk. In addition, to the extent that any China Region country experiences rapid increases in its money supply or investment in equity securities for speculative purposes, the equity securities traded in such countries may trade at price-earning multiples higher than those of comparable companies trading on securities markets in the United States, which may not be sustainable. Finally, restrictions on foreign investment exists to varying degrees in some China Region countries. Where such restrictions apply, investments may be limited and may increase the Fund's expenses. The SAI contains additional information concerning the risks associated with investing in the China Region.


    SPECIAL CONSIDERATIONS RELATED TO IVY DEVELOPING NATIONS FUND, IVY GLOBAL SCIENCE & TECHNOLOGY FUND, AND IVY INTERNATIONAL SMALL COMPANIES FUND: In light of Ivy Developing Nations Fund's concentration in equity securities of Emerging Market growth companies (as defined above), an investment in the Fund should be considered speculative. In addition, both Ivy Global Science & Technology Fund and Ivy International Small Companies Fund are expected to have significant investments in companies with relatively small market capitalizations. Securities of smaller companies may be subject to more abrupt or erratic market movements than the securities of larger more established companies, both because they tend to be traded in lower volume and because the companies are subject to greater business risk.


    Because Ivy Global Science & Technology Fund normally focuses its investments in science and technology-related industries, the value of the Fund's shares may be more susceptible to factors affecting those industries and to greater market fluctuation than a fund whose portfolio holdings are more diverse. For example, rapid advances in these industries tend to render existing products obsolete. In addition, many companies in which the Fund is likely to invest are subject to government regulations and approval of their products and services, which may affect their overall profitability and cause their stock prices to be more volatile. In selecting the Fund's portfolio of investments, IMI will consider each company's ability to create new products, secure any necessary regulatory approvals, and generate sufficient customer demand. A company's failure to perform well in any one of these areas, however, could cause its stock to decline sharply.

    SPECIAL CONSIDERATIONS RELATED TO IVY GLOBAL NATURAL RESOURCES FUND: Since the Fund normally invests a substantial portion of its assets in securities of companies engaged in natural resources activities, the Fund may be subject to greater risks and market fluctuations than funds with more diversified portfolios. The value of the Fund's securities will fluctuate in response to market conditions generally, and will be particularly sensitive to the markets for those natural resources in which a particular issuer is involved. The values of natural resources may also fluctuate directly with respect to real and perceived inflationary trends and various political developments. In addition, many natural resource companies have been subject to significant costs associated with compliance with environmental and other safety regulations. In selecting the Fund's portfolio of investments, IMI will consider each company's ability to create new products, secure any necessary regulatory approvals, and generate sufficient customer demand. A company's failure to perform well in any one of these areas, however, could cause its stock to decline sharply.

    To take advantage of potential growth opportunities, the Fund might have significant investments in companies with relatively small market capitalization. Securities of smaller companies may be subject to more abrupt or erratic market movements than the securities of larger more established companies because they tend to be traded in lower volume and because the companies are subject to greater business risk.

    The Fund's investments in precious metals (such as gold) and other physical commodities are subject to special risk considerations, including substantial price fluctuations over short periods of time. On the other hand, investments in precious metals coins or bullion could help to moderate fluctuations in the value of the Fund's portfolio, since the prices of precious metals have at times tended not to fluctuate as widely as shares of issuers engaged in the mining of precious metals. Because precious metals and other commodities do not generate investment income, however, the return on such investments will be derived solely from the appreciation and depreciation on such investments. The Fund may also incur storage and other costs relating to its investments in precious metals and other commodities, which may, under certain circumstances, exceed custodial and brokerage costs associated with investments in other types of securities. When the Fund purchases a precious metal, IMI currently intends that it will only be in a form that is readily marketable.


    SPECIAL CONSIDERATIONS RELATED TO IVY SOUTH AMERICA FUND: The securities markets of Latin American countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States. This could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investor perception, whether based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets.



    For many years, most Latin American countries have experienced substantial (and in some periods extremely high) rates of inflation, which have had and may continue to have very negative effects on the economies and securities markets of these countries. In addition, certain Latin American countries are among the largest debtors to commercial banks and foreign governments, and some have declared moratoria on the payment of principal and/or interest on external debt. Accordingly, the Sovereign Debt instruments in which the Fund may invest involve a high degree of risk and should be considered equivalent in quality to debt securities rated below investment grade by Moody's and S&P.



    The Fund is classified as a non-diversified investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and therefore may invest, with respect to 50% of its total assets, more than 5% of its total assets in the securities of any one issuer. Consequently, the performance of a single issuer in which the Fund has invested may have a more significant effect on the overall performance of the Fund than if the Fund were a diversified company.


    BANK OBLIGATIONS: The bank obligations in which the Funds may invest include certificates of deposit, bankers' acceptances, and other short-term debt obligations. Investments in certificates of deposit and bankers' acceptances are limited to obligations of (i) banks having total assets in excess of $1 billion, and (ii) other banks if the principal amount of the obligation is fully insured by the Federal Deposit Insurance Corporation ("FDIC"). Investments in certificates of deposit of savings associations are limited to obligations of Federal or state-chartered institutions whose total assets exceed $1 billion and whose deposits are insured by the FDIC.


    BORROWING: Borrowing may exaggerate the effect on a Fund's net asset value of any increase or decrease in the value of the Fund's portfolio securities. Money borrowed will be subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances).


    COMMERCIAL PAPER: Commercial paper represents short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations, and finance companies. Each Fund's investments in commercial paper are limited to obligations rated Prime-1 by Moody's or A-1 by S&P, or if not rated, are issued by companies having an outstanding debt issue currently rated Aaa or Aa by Moody's or AAA or AA by S&P.

    CONVERTIBLE SECURITIES: The convertible securities in which the Funds may invest include corporate bonds, notes, debentures and other securities convertible into common stocks. Because convertible securities can be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security.

    DEBT SECURITIES, IN GENERAL: Investment in debt securities, including municipal securities, involves both interest rate and credit risk. Generally, the value of debt instruments rises and falls inversely with fluctuations in interest rates. As interest rates decline, the value of debt securities generally increases. Conversely, rising interest rates tend to cause the value of debt securities to decrease. Bonds with longer maturities generally are more volatile than bonds with shorter maturities. The market value of debt securities also varies according to the relative financial condition of the issuer. In general, lower-quality bonds offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument.

    U.S. GOVERNMENT SECURITIES: U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Such securities include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes, and bonds) and (2) Federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates, which are mortgage-backed securities). When such securities are held to maturity, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest possible credit quality. U.S. Government securities that are not held to maturity are subject to variations in market value caused by fluctuations in interest rates.


    Mortgage-backed securities are securities representing part ownership of a pool of mortgage loans. Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the loans typically will be substantially less because the mortgages will be subject to principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the security. Conversely, rising interest rates tend to decrease the rate of prepayment, thereby lengthening the security's actual average life (and increasing the security's price volatility). Since it is not possible to predict accurately the average life of a particular pool, and because prepayments are reinvested at current rates, mortgage-backed securities may involve significantly greater price and yield volatility than traditional debt securities.



    INVESTMENT GRADE DEBT SECURITIES: Bonds rated Aaa by Moody's and AAA by S&P are judged to be of the best quality (i.e., capacity to pay interest and repay principal is extremely strong). Bonds rated Aa/AA are considered to be of high quality (i.e., capacity to pay interest and repay principal is very strong and differs from the highest rated issues only to a small degree). Bonds rated A are viewed as having many favorable investment attributes, but elements may be present that suggest a susceptibility to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Bonds rated Baa/BBB (considered by Moody's to be "medium grade" obligations) are considered to have an adequate capacity to pay interest and repay principal, but certain protective elements may be lacking (i.e., such bonds lack outstanding investment characteristics and have some speculative characteristics).



    LOW-RATED DEBT SECURITIES: Securities rated lower than Baa or BBB, and comparable unrated securities (commonly referred to as "high yield" or "junk" bonds), are considered by major credit-rating organizations to have predominately speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. Investors in those Funds that invest in these securities should be aware of and willing to accept the special risks associated with these securities.


    While high yield debt securities are likely to have some quality and protective characteristics, these qualities are largely outweighed by the risk of exposure to adverse conditions and other uncertainties. Accordingly, investments in such securities, while generally providing for greater income and potential opportunity for gain than investments in higher-rated securities, also entail greater risk (including the possibility of default or bankruptcy of the issuer of such securities) and generally involve greater price volatility than securities in higher rating categories. IMI seeks to reduce risk through diversification (including investments in foreign securities), credit analysis and attention to current developments and trends in both the economy and financial markets. Should the rating of a portfolio security be downgraded, IMI will determine whether it is in the affected Fund's best interest to retain or dispose of the security (unless the security is downgraded below the rating of C, in which case IMI most likely would dispose of the security based on then existing market conditions). For additional information regarding the risks associated with investing in high yield bonds, see the SAI (and, in particular, Appendix A, which contains a more complete description of the ratings assigned by Moody's and S&P).

    FOREIGN SECURITIES: The foreign securities in which the Funds invest may include non-U.S. dollar-denominated securities, Eurodollar securities, sponsored or unsponsored ADRs, GDRs, ADSs and GDSs, and debt securities issued, assumed or guaranteed by foreign governments (or political subdivisions or instrumentalities thereof). Investors should consider carefully the special risks that arise in connection with investing in securities issued by companies and governments of foreign nations, which are in addition to those risks that are associated with the Funds' investments, generally.

    In many foreign countries, there is less regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. For example, foreign companies are not generally subject to uniform accounting and financial reporting standards, and foreign securities transactions may be subject to higher brokerage costs. There also tends to be less publicly available information about issuers in foreign countries, and foreign securities markets of many of the countries in which the Funds may invest may be smaller, less liquid and subject to greater price volatility than those in the United States. Generally, price fluctuations in the Funds' foreign security holdings are likely to be high relative to those of securities issued in the United States.


    Other risks include the possibility of expropriation, nationalization or confiscatory taxation, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), difficulties in pricing, default in foreign government securities, high rates of inflation, difficulties in enforcing foreign judgments, political or social instability, or other developments that could adversely affect the Funds' foreign investments. In addition, investing in foreign securities usually involves the use of foreign currencies. For a description of the risks associated with such currencies, see the SAI.


    The risks of investing in foreign securities (described above) are likely to be intensified in the case of investments in issuers domiciled or doing substantial business in countries with emerging or developing economies ("emerging markets"). For example, countries with emerging markets may have relatively unstable governments and therefore be susceptible to sudden adverse government action (such as nationalization of businesses, restrictions on foreign ownership or prohibitions against repatriation of assets). Security prices in emerging markets can also be significantly more volatile than in the more developed nations of the world, and communications between the U.S. and emerging market countries may be unreliable, increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Delayed settlements could cause a Fund to miss attractive investment opportunities or impair its ability to dispose of portfolio securities, resulting in a loss if the value of the securities subsequently declines. In addition, many emerging markets have experienced and continue to experience especially high rates of inflation. In certain countries, inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries.

    In recent years, many emerging market countries around the world have undergone political changes that have reduced government's role in economic and personal affairs and have stimulated investment and growth. In order for these emerging economies to continue to expand and develop industry, infrastructure and currency reserves, continued influx of capital is essential. Historically, there is a strong direct correlation between economic growth and stock market returns. While this is no guarantee of future performance, IMI believes that investment opportunities (particularly in the energy, environmental services, natural resources, basic materials, power, telecommunications and transportation industries) may result within the evolving economies of emerging market countries from which the Funds and their shareholders will benefit. IMI believes that similar investment opportunities will be created for companies involved in providing consumer goods and services (e.g., food, beverages, autos, housing, tourism and leisure and merchandising).


    FOREIGN CURRENCY EXCHANGE TRANSACTIONS: A Fund usually effects its currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market. However, some price spread on currency exchange (e.g., to cover service charges) is usually incurred when a Fund converts assets from one currency to another. A Fund may also be affected unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations or by political or economic developments in the U.S. or abroad. For example, significant uncertainty surrounds the proposed introduction of the euro (a common currency for the European Union) in January 1999 and its effect on the value of securities denominated in local European currencies. These and other currencies in which the Funds' assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.


    FORWARD FOREIGN CURRENCY CONTRACTS: A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date at a predetermined price. Although these contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, they also tend to limit any potential gain that might result should the value of the currencies increase. In addition, there may be an imperfect correlation between a Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss.

    OPTIONS AND FUTURES TRANSACTIONS: The Funds may use various techniques to increase or decrease their exposure to changing security prices, currency exchange rates, commodity prices, or other factors that affect the value of the Funds' securities. These techniques may involve derivative transactions such as purchasing put and call options, selling put and call options, and engaging in transactions in foreign currency futures, stock index futures and related options.

    A Fund may invest in options on securities in accordance with its stated investment objective and policies (see above). A put option is a short-term contract that gives the purchaser of the option the right, in return for a premium, to sell the underlying security or currency to the seller of the option at a specified price during the term of the option. A call option is a short-term contract that gives the purchaser the right, in return for a premium, to buy the underlying security or currency from the seller of the option at a specified price during the term of the option. An option on a stock index gives the purchaser the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option.

    A Fund may also enter into futures transactions in accordance with its stated investment objective and policies. An interest rate futures contract is agreement between two parties to buy or sell a specified debt security at a set price on a future date. A foreign currency futures contract is an agreement to buy or sell a specified amount of a foreign currency for a set price on a future date. A stock index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period.

    Investors should be aware that the risks associated with the use of options and futures are considerable. Options and futures transactions generally involve a small investment of cash relative to the magnitude of the risk assumed, and therefore could result in a significant loss to a Fund if IMI judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments. A Fund may also experience a significant loss if it is unable to close a particular position due to the lack of a liquid secondary market. For further information regarding the use of options and futures transactions and any associated risks, see the SAI.

    PRECIOUS METALS AND OTHER PHYSICAL COMMODITIES: Investors in Ivy Global Natural Resources Fund should be aware that commodities trading is generally considered a speculative activity. For example, prices of precious metals are affected by factors such as cyclical economic conditions, political events and monetary policies of various countries. Accordingly, markets for precious metals may at times be volatile and there may be sharp price fluctuations even during periods when prices overall are rising. Investments in physical commodities may also present practical problems of delivery, storage and maintenance, possible illiquidity, the unavailability of accurate market valuations and increased expenses.

    REAL ESTATE INVESTMENT TRUSTS: A real estate investment trust ("REIT") is a corporation, trust or association that invests in real estate mortgages or equities for the benefit of its investors. REITs are dependent upon management skill, may not be diversified and are subject to the risks of financing projects. Equity REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and to maintain exemption under the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.


    REPURCHASE AGREEMENTS: Repurchase agreements are agreements under which a Fund buys a money market instrument and obtains a simultaneous commitment from the seller to repurchase the instrument at a specified time and agreed-upon yield. Each Fund may enter into repurchase agreements with banks or broker-dealers deemed to be creditworthy by IMI under guidelines approved by the Board of Trustees. A Fund could experience a delay in obtaining direct ownership of the underlying collateral, and might incur a loss if the value of the security should decline.


    ILLIQUID SECURITIES: An "illiquid security" is an asset that may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security on its books. Illiquid securities may include securities that are subject to restrictions on resale ("restricted securities") because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"). Illiquid securities often offer the potential for higher returns than more readily marketable securities, but carry the risk that the Fund may not be able to dispose of them at an advantageous time or price. The Fund may have to bear the expense of registering restricted securities for resale, and the risk of substantial delays if effecting such registrations. In addition, issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would apply if their securities were publicly traded.



    SHARES OF OTHER INVESTMENT COMPANIES: As a shareholder of an investment company, a Fund will bear its ratable share of the investment company's expenses (including management fees, in the case of a management investment company).


    SMALL COMPANIES: Investing in smaller company stocks involves certain special considerations and risks that are not usually associated with investing in larger, more established companies. For example, the securities of smaller companies may be subject to more abrupt or erratic market movements, because they tend to be thinly traded and are subject to a greater degree to changes in the issuer's earnings and prospects. Small companies also tend to have limited product lines, markets or financial resources. Transaction costs in smaller company stocks also may be higher than those of larger companies.

    WARRANTS: The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and are considered speculative investments. For example, if a warrant were not exercised by the date of its expiration, a Fund would lose its entire investment.

    "WHEN-ISSUED" SECURITIES AND FIRM COMMITMENTS: Purchasing securities on a "when-issued" or firm commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

    ZERO COUPON BONDS: Zero coupon bonds are debt obligations issued without any requirement for the periodic payment of interest, and are issued at a significant discount from face value. Since the interest on such bonds is, in effect, compounded, they are subject to greater market value fluctuations in response to changing interest rates than debt securities that distribute income regularly. In addition, for Federal income tax purposes a Fund generally recognizes and is required to distribute income generated by zero coupon bonds currently in the amount of the unpaid accrued interest, even though the actual income will not yet have been received by the Fund.


ORGANIZATION AND MANAGEMENT OF THE FUNDS



    Each Fund, other than Ivy South America Fund, is organized as a separate, diversified portfolio of the Trust, an open-end management investment company organized as a Massachusetts business trust on December 21, 1983. Ivy South America Fund is organized as a non-diversified portfolio (see "Special Considerations Related to Ivy South America Fund"). The business and affairs of each Fund are managed under the direction of the Trustees. Information about the Trustees, as well as the Trust's executive officers, may be found in the SAI. The Trust has an unlimited number of authorized shares of beneficial interest, and currently has 18 separate portfolios. Each Fund has four classes of shares, designated as Class A, Class B, Class C and an Advisor Class (only the latter of which is offered by this Prospectus). Ivy Global Science & Technology Fund, Ivy International Fund II and Ivy International Small Companies Fund each has a fifth class of shares designated as Class I. Shares of each Fund entitle their holders to one vote per share (with proportionate voting for fractional shares). The shares of each class represent an interest in the same portfolio of Fund investments. Each class of shares, except for the Advisor Class and Class I, has a separate Rule 12b-1 distribution plan and bears different distribution fees. Class I shares are subject to lower administrative service and transfer agency fees than the Funds' Class A, Class B, Class C and Advisor Class shares. Each class of shares also has its own sales charge and expense structure that may affect its performance relative to a Fund's other classes of shares. Shares of each class have equal rights as to voting, redemption, dividends and liquidation but have exclusive voting rights with respect to their Rule 12b-1 distribution plans.



    The Trust employs IMI to provide business management services to the Funds, and investment advisory services to all of the Funds other than Ivy Canada Fund and Ivy Global Natural Resources Fund (which are advised by MFC). IMI has been an investment advisor since 1992. MIMI provides administrative and accounting services. Ivy Mackenzie Distributors, Inc. ("IMDI") distributes the Funds' shares, and Ivy Mackenzie Services Corp. ("IMSC") provides transfer agency and shareholder-related services for the Funds. IMI, IMDI and IMSC are wholly-owned subsidiaries of MIMI. As of March 31, 1998, IMI and MIMI had approximately $3.9 billion and $1.3 billion, respectively, in assets under management. MIMI is a subsidiary of MFC, which has been an investment counsel and mutual fund manager in Toronto, Ontario, Canada for more than 31 years.



INVESTMENT MANAGER



    ALL FUNDS: For IMI's business management services and the investment advisory services provided by IMI or MFC (as the case may be), each Fund pays a fee based on its average net assets at the percentage rates set forth below (subject to any applicable fee reimbursements or waivers noted in footnotes to the "Annual Fund Operating Expenses" table on page 2). IMI voluntarily limits each Funds', except Ivy International Fund and Ivy Canada Fund, total operating expenses (excluding Rule 12b-1 fees, interest, taxes, brokerage commissions, litigation, indemnification, and extraordinary expenses) to 1.95% (1.50%, in the case of Ivy International Fund II) of their respective average net assets, which may lower their expenses and increase their total return (see the "Annual Fund Operating Expenses"). Ivy Global Fund and Ivy Global Science & Technology Fund total operating expenses for the year ended December 31, 1997 were below this limit. This voluntary expense limitation may be terminated or revised at any time.



    IMI pays all expenses that it incurs in rendering management services to the Funds. Each Fund bears its own operational costs. General expenses of the Trust that are not readily identifiable as belonging to a particular Fund (or a particular class thereof) are allocated among and charged to each Fund based on its relative net asset size. Expenses that are attributable to a particular Fund (or class thereof) will be borne by that Fund (or class) directly. The investment management fees paid by the Funds are higher than those charged by many funds that invest primarily in U.S. securities, but not necessarily higher than the fees charged to funds with investment objectives similar to those of the Funds.



    IVY CANADA FUND AND IVY GLOBAL NATURAL RESOURCES FUND: For IMI's business management services, each Fund pays IMI a fee, at an annual rate of 0.50%. Each Fund pays MFC a fee for advisory services, at an annual rate of 0.35% and 0.50% for Ivy Canada Fund and Ivy Global Natural Resources Fund, respectively.



    IVY ASIA PACIFIC FUND, IVY CHINA REGION FUND, IVY DEVELOPING NATIONS FUND, IVY GLOBAL SCIENCE & TECHNOLOGY FUND, IVY INTERNATIONAL FUND II, IVY INTERNATIONAL SMALL COMPANIES FUND, IVY PAN-EUROPE FUND, AND IVY SOUTH AMERICA
FUND: For IMI's business management and investment advisory services, each Fund pays IMI a fee, at an annual rate of 1.00%.



    IVY GLOBAL FUND: For IMI's business management and investment advisory services, the Fund pays IMI a fee, at an annual rate of 1.00% of the first $500 million in net assets and 0.75% on net assets over $500 million. For the year ended December 31, 1997, the effective management fee paid to IMI was 1.00% of the Fund's average net assets.



    PORTFOLIO MANAGEMENT: The following individuals have responsibilities for management of the Funds:



    - James W. Broadfoot, President and Chief Investment Officer of IMI and Vice President of the Trust, has been the portfolio manager for Ivy Global Science & Technology Fund since 1996. Prior to joining the organization in 1990, Mr. Broadfoot was a principal in an investment counsel firm specializing in emerging growth companies. Mr. Broadfoot has 25 years of professional investment experience, and is a Chartered Financial Analyst. He has an MBA from The Wharton School of the University of Pennsylvania.



    - Michael G. Landry is the Chairman and a Director of IMI and the President and a Director of MIMI and the Chairman and a Trustee of the Trust. Mr. Landry has headed these organizations since 1987. Previously he was a Senior Vice President and portfolio manager with Templeton International. He has over 21 years of professional investment experience. He has a degree in economics from Carleton University. Mr. Landry has been the portfolio manager for Ivy Global Fund since 1991 and Ivy Developing Nations Fund since 1994 and is a member of the Ivy international portfolio management team.



    - Frederick Sturm, a Senior Vice President of MFC, has been the portfolio manager of Ivy Canada Fund since 1992 and Ivy Global Natural Resources Fund since 1997. Mr. Sturm joined MFC in 1983 and has 12 years of professional investment experience. In that time, Mr. Sturm has established a performance record in the natural resource sector. Mr. Sturm, a Chartered Financial Analyst, is a graduate of the University of Toronto where he earned a degree in commerce and finance.



    - Barbara Trebbi, a Senior Vice President of IMI, has been the portfolio manager of Ivy International Fund II and Ivy International Small Companies Fund since 1997. She is Managing Director of International Equities and a member of the Ivy international portfolio management team. Ms. Trebbi joined the organization in 1988 and has 10 years of professional investment experience. She is a Chartered Financial Analyst and holds a graduate diploma from the London School of Economics.



    - The Ivy international portfolio management team has managed Ivy Asia Pacific Fund since 1997, Ivy China Region Fund since 1993, Ivy Pan-Europe Fund since 1997 and Ivy South America Fund since 1995. The Ivy international portfolio management team consists of Barbara Trebbi, Michael Landry and the Ivy international research team headed by Eric Michelis. Mr. Michelis has a graduate degree in Economics and Finance from Institut Des Etudes Politiques de Paris and a graduate degree from Ecole Francaise D'Electronique et D'Informatique. Other team members include Oleg Makhorine, located in Prague, who is a graduate of the Economics University in Prague; Justin Lu, who is a graduate of Shanghai International University; Moira McLachlan, who earned her degree in international business from the University of South Carolina; and Jonathan Tang, located in Shanghai, who is a graduate of Shanghai International University.


    IMI'S INVESTMENT PROCESS: Each of IMI's international equity portfolio managers is supported by a team of research analysts, who are responsible for providing objective information on regional and country-specific economic and political developments and monitoring individual companies. Members of the research analyst team that support IMI's international equity portfolio managers are located in the U.S. at IMI's south Florida office, as well as in Asia and Europe. IMI's analysts use a variety of research sources, such as brokerage reports, economic and financial news services, equity databases and company reports. Established relationships with more than thirty research firms provide IMI's analysts and portfolio managers access to information on the various factors that may influence a particular investment decision. These firms range from large investment banks with global coverage to local research houses. In many cases, IMI's investment professionals also conduct primary research by meeting with company management, touring facilities, and speaking with local research analysts, economists and strategists. Such primary research is considered particularly important in emerging market countries.

    Research efforts by IMI focus on determining opportunities that fall within IMI's long-term, value-oriented approach to investing. The investment decision making process starts with a "top-down" view of a particular country and the long-term outlook for given industries within that country. Company selection generally is based on a "bottom-up" analysis of certain value measures (e.g., earnings, cash flow and growth potential) that are monitored in a proprietary database in which risk-adjusted company valuations across countries and industries are compared. Ultimate investment decisions take into account the fund's investment objective, diversification requirements and risk tolerance level. While current earnings are considered important, investment decisions most often are based on earnings estimates over a five-year period. Stock selection typically is concentrated in the cheapest 20% of the universe and sell recommendations normally are generated when valuations reach the top 20% of the universe.

FUND ADMINISTRATION AND ACCOUNTING



    MIMI provides various administrative services for the Funds, such as maintaining the registration of Fund shares under state "Blue Sky" laws, and assisting with the preparation of Federal and state income tax returns, financial statements and periodic reports to shareholders. MIMI also assists the Trust's legal counsel with the filing of registration statements, proxies and other required filings under Federal and state law. Under this arrangement, the average net assets attributable to each Fund's Advisor Class shares are subject to a fee, accrued daily and paid monthly, at an annual rate of .10%.


    MIMI also provides certain accounting and pricing services for the Funds (see "Fund Accounting Services" in the SAI for more information).


TRANSFER AGENT


    IMSC is the transfer and dividend-paying agent for the Funds, and also provides certain shareholder-related services. Certain broker-dealers that maintain shareholder accounts with the Funds through an omnibus account provide transfer agent and other shareholder-related services that would otherwise be provided by IMSC if the individual accounts that comprise the omnibus account were opened by their beneficial owners directly (see "Investment Advisory and Other Services" in the SAI).


DIVIDENDS AND TAXES


    DIVIDENDS: Distributions you receive from a Fund are reinvested in additional Advisor Class shares unless you elect to receive them in cash. Dividends ordinarily will vary from one class to another.


    Each Fund will distribute net investment income and net realized capital gains, if any, at least once a year. An additional distribution may be made of net investment income and net realized capital gains to comply with the calendar year distribution requirement under the excise tax provisions of Section 4982 of the Code.


    TAXATION: The following discussion is intended for general information only. You should consult with your tax adviser as to the tax consequences of an investment in a particular Fund, including the status of distributions from the Fund under applicable state or local law.

    Each Fund intends to qualify annually as a regulated investment company under the Code. To qualify, each Fund must meet certain income, distribution and diversification requirements. In any year in which a Fund qualifies as a regulated investment company and timely distributes all of its taxable income, the Fund generally will not pay any Federal income or excise tax.


    Dividends paid out of a Fund's investment company taxable income (including dividends, interest and net short-term capital gains) will be taxable to a shareholder as ordinary income. If a portion of a Fund's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the corporate dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that a Fund designates as capital gain dividends are taxable to individual shareholders at a maximum 20% or 28% capital gains rate, regardless of how long the shareholder has held the Fund's shares. Dividends are taxable to shareholders in the same manner whether received in cash or reinvested in additional Fund shares.


    A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.


    Investments in debt securities that are issued at a discount will result in income to a Fund equal to a portion of the excess of the face value of the securities over their issue price, even though the Fund receives no cash interest payments from the securities.


    Income and gains received by a Fund from sources within foreign countries may be subject to foreign withholding and other taxes. Unless a Fund is eligible to and elects to "pass through" to its shareholders the amount of foreign income and similar taxes paid by the Fund, these taxes will reduce the Fund's investment company taxable income, and distributions of investment company taxable income received from the Fund will be treated as U.S. source income.

    Any gain or loss realized by a shareholder upon the sale or other disposition of shares of a Fund, or upon receipt of a distribution in complete liquidation of the Fund, generally will be a capital gain or loss which may be eligible for reduced Federal tax rates, generally depending upon the shareholder's holding period for the shares.

    A Fund may be required to withhold U.S. Federal income tax at the rate of 31% of all distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service ("IRS") that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. Federal income tax liability.

    Fund distributions may be subject to state, local and foreign taxes. Distributions of a Fund which are derived from interest on obligations of the U.S. Government and certain of its agencies, authorities and instrumentalities may be exempt from state and local taxes in certain states. Further information relating to tax consequences is contained in the SAI.


PERFORMANCE DATA


    Performance information (e.g., "total return" and "yield") is computed separately for each class of Fund shares in accordance with formulas prescribed by the SEC. Performance information for each class may be compared in reports and promotional literature to indices such as the Standard and Poor's 500 Stock Index, Dow Jones Industrial Average, and Morgan Stanley Capital International World Index. Advertisements, sales literature and communications to shareholders may also contain statements of a Fund's current yield, various expressions of total return and current distribution rate. Performance figures will vary in part because of the different expense structures of the Funds' different classes. ALL PERFORMANCE INFORMATION IS HISTORICAL AND IS NOT INTENDED TO SUGGEST FUTURE RESULTS.

    "Total return" is the change in value of an investment in a Fund for a specified period, and assumes the reinvestment of all distributions and imposition of the maximum applicable sales charge. "Average annual total return" represents the average annual compound rate of return of an investment in a particular class of Fund shares assuming the investment is held for one year, five years and ten years as of the end of the most recent calendar quarter. Where a Fund provides total return quotations for other periods, or based on investments at various sales charge levels or at net asset value, "total return" is based on the total of all income and capital gains paid to (and reinvested by) shareholders, plus (or minus) the change in the value of the original investment expressed as a percentage of the purchase price.

    "Current yield" reflects the income per share earned by a Fund's portfolio investments, and is calculated by dividing the Fund's net investment income per share during a recent 30-day period by the maximum public offering price on the last day of that period and then annualizing the result. Dividends or distributions that were paid to a Fund's shareholders are reflected in the "current distribution rate," which is computed by dividing the total amount of dividends per share paid by a Fund during the preceding 12 months by the Fund's current maximum offering price (which includes any applicable sales charge). The "current distribution rate" will differ from the "current yield" computation because it may include distributions to shareholders from sources other than dividends and interest, short term capital gain and net equalization credits and will be calculated over a different period of time.


HOW TO BUY SHARES


    Advisor Class shares are offered through this Prospectus only to the following investors:

(i) trustees or other fiduciaries purchasing shares for employee benefit plans that are sponsored by organizations that have at least 1,000 employees;

(ii) any account with assets of at least $10,000 if (a) a financial planner, trust company, bank trust department or registered investment adviser has investment discretion, and where the investor pays such person as compensation for its advice and other services an annual fee of at least .50% on the assets in the account, or (b) such account is established under a "wrap fee" program and the account holder pays the sponsor of the program an annual fee of at least .50% on the assets in the account;

(iii) officers and Trustees of the Trust (and their relatives);

(iv) officers, directors, employees, retired employees, legal counsel and accountants of IMI, MIMI, and MFC (and their relatives); and

(v) directors, officers, partners, registered representatives, employees and retired employees (and their relatives) of dealers having a sales agreement with IMDI (or trustees or custodians of any qualified retirement plan or IRA established for the benefit of any such person).

    OPENING AN ACCOUNT: Complete and sign the Account Application on the last page of this Prospectus. Make your check payable to the Fund in which you are investing. No third party checks will be accepted. Deliver these items to your registered representative or selling broker, or send them to one of the addresses below:

    Regular Mail:

                          IVY MACKENZIE SERVICES CORP.
                                 P.O. BOX 3022
                           BOCA RATON, FL 33431-0922

    Courier:

                          IVY MACKENZIE SERVICES CORP.
                      700 SOUTH FEDERAL HIGHWAY, SUITE 300
                              BOCA RATON, FL 33432

    The Funds reserve the right to reject any purchase order.

    MINIMUM INVESTMENT POLICIES: The minimum initial investment in Advisor Class shares is $10,000. The minimum additional investment is $250. Initial or additional amounts for retirement accounts may be less (see "Retirement Plans").

    BUYING ADDITIONAL SHARES: You may add to your account at any time through any of the following options:

    By Mail: Complete the investment slip attached to your statement, or write instructions including the account registration, Fund number and account number of the shares you wish to purchase. Send your check (payable to the Fund in which you are investing), along with your investment slip or written instructions, to one of the addresses above.


    Through Your Broker: Deliver to your registered representative or selling broker the investment slip attached to your statement, or written instructions, along with your payment.


    By Wire: Purchases may also be made by wiring money from your bank account to your Ivy account. Your bank may charge a fee for wiring funds. Before wiring any funds, please call IMSC at 1-800-777-6472. Wiring instructions are as follows:

                      FIRST UNION NATIONAL BANK OF FLORIDA
                                JACKSONVILLE, FL
                                 ABA#063000021
                             ACCOUNT #2090002063833
                             FOR FURTHER CREDIT TO:
                         YOUR IVY ACCOUNT REGISTRATION
                      YOUR FUND NUMBER AND ACCOUNT NUMBER


    By Automatic Investment Method: Complete Sections 6A and 7B on the Account Application (see "Automatic Investment Method" on page 18 for more information).



HOW YOUR PURCHASE PRICE IS DETERMINED


    Your purchase price for Advisor Class shares of a Fund is the net asset value ("NAV") per share.

    Share purchases will be made at the next determined price after your purchase order is received. The price is effective for orders received by IMSC or by your registered securities dealer prior to the time of the determination of the NAV. Any orders received after the time of the determination of the NAV will be entered at the next calculated price.

    Orders placed with a securities dealer before the NAV is determined that are transmitted through the facilities of the National Securities Clearing Corporation on the same day are confirmed at that day's price. Any loss resulting from the dealer's failure to submit an order by the deadline will be borne by that dealer.

    You will receive an account statement after any purchase, exchange or full liquidation. Statements related to reinvestment of dividends, capital gains, automatic investment plans (see the SAI for further explanation) and/or systematic withdrawal plans will be sent quarterly.


HOW EACH FUND VALUES ITS SHARES



    The NAV per share is the value of one share. The NAV is determined for each Class of shares as of the close of the New York Stock Exchange (the "Exchange") on each day the Exchange is open by dividing the value of a Fund's net assets attributable to a class by the number of shares of that class that are outstanding, adjusted to the nearest cent. These procedures are described more completely in the SAI.



    The Trustees have established procedures to value a Fund's securities in order to determine the NAV. Securities and other assets for which market prices are not readily available are valued at fair value, as determined by IMI and approved by the Trustees. Money market instruments of a Fund are valued at amortized cost.



    Trading in securities on European and Far Eastern securities exchanges is normally completed before the close of regular trading on the Exchange. Trading on these foreign exchanges may not take place on all days on which there is regular trading on the Exchange, or may take place on days on which there is no regular trading on the Exchange. If events materially affecting the value of the Fund's portfolio securities occur between the time when these foreign exchanges close and the time when the Fund's net asset value is calculated, such securities may be valued at fair value as determined by IMI and approved by the Trustees.


    ARRANGEMENTS WITH BROKER-DEALERS AND OTHERS: IMDI may, at its own expense, pay concessions to dealers that satisfy certain criteria established from time to time by IMDI. These conditions relate to increasing sales of shares of the Funds over specified periods and to certain other factors. These payments may, depending on the dealer's satisfaction of the required conditions, be periodic and may be up to (i) 0.25% of the value of Fund shares sold by the dealer during a particular period, and (ii) 0.10% of the value of Fund shares held by the dealer's customers for more than one year, calculated on an annual basis.

    An investor may be charged a transaction fee for Advisor Class shares purchased or redeemed through a broker or agent other than IMDI.


HOW TO REDEEM SHARES



    You may redeem your Advisor Class shares through your registered securities representative, by mail or by telephone. All redemptions are made at the NAV next determined after a redemption request has been received in good order. Requests for redemptions must be received by 4:00 p.m. Eastern time to be processed at the NAV for that day. Any redemption request in good order that is received after 4:00 p.m. Eastern time will be processed at the price determined on the following business day. If you own shares of more than one class of a Fund, the Fund will redeem first the shares having the highest 12b-1 fees; any shares subject to a CDSC will be redeemed last unless you specifically elect otherwise.



    When shares of a Fund are redeemed, the Fund will normally send redemption proceeds to you on the next business day, but may take up to seven business days (or longer in the case of shares recently purchased by check). Under unusual circumstances, a Fund may suspend redemptions or postpone payment to the extent permitted by Federal securities laws. The proceeds of the redemption may be more or less than the purchase price of your shares, depending upon, among other factors, the market value of the Fund's securities at the time of the redemption. If the redemption is for over $50,000, or the proceeds are to be sent to an address other than the address of record, or an address change has occurred in the last 30 days, it must be requested in writing with a signature guarantee. See "Signature Guarantees," below.


    If you are not certain of the requirements for a redemption, please contact IMSC at 1-800-777-6472.

    THROUGH YOUR REGISTERED SECURITIES DEALER: The Dealer is responsible for promptly transmitting redemption orders. Redemptions requested by dealers will be made at the NAV determined at the close of regular trading (4:00 p.m. Eastern time) on the day that a redemption request is received in good order by IMSC.

    BY MAIL: Requests for redemption in writing are considered to be in "proper or good order" if they contain the following:

    - Any outstanding certificate(s) for shares being redeemed.

    - A letter of instruction, including the account registration, fund number, the account number and the dollar amount or number of shares to be redeemed.

    - Signatures of all registered owners whose names appear on the account.

    - Any required signature guarantees.

    - Other supporting legal documentation, if required (in the case of estates, trusts, guardianships, corporations, unincorporated associations, retirement plan trustees or others acting in representative capacities).

    The dollar amount or number of shares indicated for redemption must not exceed the available shares or NAV of your account at the next-determined prices. If your request exceeds these limits, then the trade will be rejected in its entirety.


    Mail your request to IMSC at one of the addresses on page 15 of this Prospectus.


    BY TELEPHONE: Individual and joint accounts may redeem up to $50,000 per day over the telephone by contacting IMSC at 1- 800-777-6472. In times of unusual economic or market changes, the telephone redemption privilege may be difficult to implement. If you are unable to execute your transaction by telephone, you may want to consider placing the order in writing and sending it by mail or overnight courier.

    Checks will be made payable to the current account registration and sent to the address of record. If there has been a change of address in the last 30 days, please use the instructions for redemption requests by mail described above. A signature guarantee would be required.

    Requests for telephone redemptions will be accepted from the registered owner of the account, the designated registered representative or the registered representative's assistant.

    Shares held in certificate form cannot be redeemed by telephone.

    If Section 6E of the Account Application is not completed, telephone redemption privileges will be provided automatically. Although telephone redemptions may be a convenient feature, you should realize that you may be giving up a measure of security that you may otherwise have if you terminated the privilege and redeemed your shares in writing. If you do not wish to make telephone redemptions or let your registered representative do so on your behalf, you must notify IMSC in writing.

    Each Fund employs reasonable procedures that require personal identification prior to acting on redemption instructions communicated by telephone to confirm that such instructions are genuine. In the absence of such procedures, a Fund may be liable for any losses due to unauthorized or fraudulent telephone instructions.

    Receiving Your Proceeds by Federal Funds Wire: For shareholders who established this feature at the time they opened their account, telephone instructions will be accepted for redemption of amounts up to $50,000 ($1,000 minimum) and proceeds will be wired on the next business day to a predesignated bank account.

    In order to add this feature to an existing account or to change existing bank account information, please submit a letter of instructions including your bank information to IMSC at the address provided above. The letter must be signed by all registered owners, and their signatures must be guaranteed.

    Your account will be charged a fee of $10 each time redemption proceeds are wired to your bank. Your bank may also charge you a fee for receiving a Federal Funds wire.

    Neither IMSC nor any of the Funds can be responsible for the efficiency of the Federal Funds wire system or the shareholder's bank.


MINIMUM ACCOUNT BALANCE REQUIREMENTS


    Due to the high cost of maintaining small accounts and subject to state law requirements, a Fund may redeem the accounts of shareholders whose investment has been less than $10,000 for more than 12 months. A Fund will not redeem an account unless the shareholder has been given at least 60 days' advance notice of the Fund's intention to do so. No redemption will be made if a shareholder's account falls below the minimum due to a reduction in the value of the Fund's portfolio securities. This provision does not apply to IRAs, other retirement accounts and UGMA/UTMA accounts.


SIGNATURE GUARANTEES



    For your protection, and to prevent fraudulent redemptions, we require a signature guarantee to accommodate the following requests:


    - Redemption requests over $50,000.

    - Requests for redemption proceeds to be sent to someone other than the registered shareholder.

    - Requests for redemption proceeds to be sent to an address other than the address of record.

    - Registration transfer requests.


    - Requests for redemption proceeds to be wired to your bank account (if this option was not selected on your original application, or if you are changing the bank wire information).



    A signature guarantee may be obtained only from an eligible guarantor institution as defined in Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended. Eligible guarantor institutions include banks, brokers, dealers, municipal securities dealers, government securities dealers, government securities brokers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. The signature guarantee must not be qualified in any way. Notarizations from notary publics are not the same as signature guarantees, and are not accepted.


    Circumstances other than those described above may require a signature guarantee. Please contact IMSC at 1-800-777-6472 for more information.


CHOOSING A DISTRIBUTION OPTION


    You have the option of selecting the distribution option that best suits your needs:

    AUTOMATIC REINVESTMENT OPTION -- Both dividends and capital gains are automatically reinvested at NAV in additional Advisor Class shares of a Fund unless you specify one of the other options.

    INVESTMENT IN ANOTHER IVY FUND -- Both dividends and capital gains are automatically invested at NAV in the Advisor Class shares of another Ivy Fund.

    DIVIDENDS IN CASH/CAPITAL GAINS REINVESTED -- Dividends will be paid in cash. Capital gains will be reinvested at NAV in additional Advisor Class shares of a Fund or the Advisor Class shares of another Ivy Fund.

    DIVIDENDS AND CAPITAL GAINS IN CASH -- Both dividends and capital gains will be paid in cash.

    If you wish to have your cash distributions deposited directly to your bank account via electronic funds transfer, ("EFT") or if you wish to change your distribution option, please contact IMSC at 1-800-777-6472.


    If you wish to have your cash distributions go to an address other than the address of record, you must provide IMSC with a letter of instruction signed by all registered owners with signatures guaranteed.



TAX IDENTIFICATION NUMBER


    In general, to avoid being subject to a 31% U.S. Federal backup withholding tax on dividends, capital gains distributions and redemption proceeds, you must furnish a Fund with your certified tax identification number ("TIN") and certify that you are not subject to backup withholding due to prior underreporting of interest and dividends to the IRS. If you fail to provide a certified TIN, or such other tax-related certifications as a Fund may require, within 30 days of opening your new account, each Fund reserves the right to involuntarily redeem your account and send the proceeds to your address of record.

    You can avoid the above withholding and/or redemption by correctly furnishing your TIN, and making certain certifications, in Section 2 of the Account Application at the time you open your new account, unless the IRS requires that backup withholding be applied to your account.

    Certain payees, such as corporations, generally are exempt from backup withholding. Please complete IRS Form W-9 with the new account application to claim this exemption. If the registration is for an UGMA/UTMA account, please provide the social security number of the minor. Alien individuals must furnish their individual TIN on a completed IRS Form W-9. Other non-U.S. investors who are not required to have a TIN must provide, with their Account Application, a completed IRS Form W-8.


CERTIFICATES



    To facilitate transfers, exchanges and redemptions, most shareholders elect not to receive certificates. Should you wish to have a certificate issued, please contact IMSC at 1-800-777-6472 and request that one be sent to you. (Retirement plan accounts are not eligible for this service.) Please note that if you were to lose your certificate, you would incur an expense to replace it.


    Certificates requested by telephone for shares valued up to $50,000 will be issued to the current registration and mailed to the address of record. Should you wish to have your certificates mailed to a different address, or registered differently from the current registration, contact IMSC at 1-800-777-6472.


EXCHANGE PRIVILEGE


    Advisor Class shareholders may exchange their outstanding Advisor Class shares for Advisor Class shares of another Ivy fund (other than Ivy International Fund), or Ivy Money Market Fund, on the basis of the relative NAV per Advisor Class share. Exchanges into an Ivy fund in which shares are not already held are subject to certain minimum investment restrictions. See "Exchange of Shares" in the SAI or contact IMSC at 1-800-777-6472 for further details. The Funds reserve the right to reject any exchange order.


    Exchanges are considered to be taxable events, and may result in a capital gain or a capital loss for tax purposes. Before executing an exchange, you should obtain and read the prospectus and consider the investment objective of the fund to be purchased. Share certificates must be unissued (i.e., held by a Fund) to execute a telephone exchange. Exchanges are available only in states where they can be legally made. The Funds reserve the right to limit the frequency of exchanges. Exchanges are accepted only if the registrations of the two accounts are identical. Amounts to be exchanged must meet minimum investment requirements for the Ivy fund into which the exchange is made. It is the policy of the Funds to discourage the use of the exchange privilege for the purpose of timing short-term market fluctuations. To protect the interests of other shareholders of a Fund, a Fund may cancel the exchange privileges of any persons that, in the opinion of the Fund, are using market timing strategies or are making more than five exchanges per owner or controlling person per calendar year.

    EXCHANGES BY TELEPHONE: If Section 6D of the Account Application is not completed, telephone exchange privileges will be provided automatically for accounts qualifying for this option. Although telephone exchanges may be a convenient feature, you should realize that you may be giving up a measure of security that you may otherwise have if you terminated the privilege and exchanged your shares in writing. If you do not wish to make telephone exchanges or let your registered representative do so on your behalf, you must notify IMSC in writing.


    To execute an exchange, please contact IMSC at 1-800-777-6472. Have the account number of your current fund and the exact name in which it is registered available to give to the telephone representative.


    Each Fund employs reasonable procedures that require personal identification prior to acting on exchange instructions communicated by telephone to confirm that such instructions are genuine. In the absence of such procedures, a Fund may be liable for any losses due to unauthorized or fraudulent telephone instructions.

    EXCHANGES IN WRITING: In a letter, request an exchange and provide the following information:

    - The name and class of the fund whose shares you currently own.

    - Your account number.

    - The name(s) in which the account is registered.

    - The name of the fund in which you wish your exchange to be invested.

    - The number of shares or the dollar amount you wish to exchange.

    The request must be signed by all registered owners.


SYSTEMATIC WITHDRAWAL PLAN



    You may elect the Systematic Withdrawal Plan at any time by completing the Account Application, which is attached to this Prospectus. You can also obtain this application by contacting your registered representative or IMSC at 1-800-777-6472. To be eligible, you must maintain an account balance of at least $10,000. Payments (minimum distribution amount -- $50) from your account can be made monthly, quarterly, semi-annually, annually or on a selected monthly basis, to yourself or any other designated payee. You may elect to have your systematic withdrawal paid directly to your bank account via EFT, at no charge. Share certificates must be unissued (i.e., held by a Fund) while the plan is in effect. A Systematic Withdrawal Plan may not be established if you are currently participating in the Automatic Investment Method. For more information, please contact IMSC at 1-800-777-6472.



    Amounts paid to you through the Systematic Withdrawal Plan are derived from the redemption of shares in your account. Redemptions are taxable events.



    If payments you receive through the Systematic Withdrawal Plan exceed the dividends and capital appreciation of your account, you will be reducing the value of your account. Additional investments made by shareholders participating in the Systematic Withdrawal Plan must equal at least $250 while the plan is in effect.



    Should you wish at any time to add a Systematic Withdrawal Plan to an existing account or change payee instructions, you will need to submit a written request, signed by all registered owners, with signatures guaranteed.


    Retirement accounts are eligible for Systematic Withdrawal Plans. Please contact IMSC at 1-800-777-6472 to obtain the necessary paperwork to establish a plan.

    If the U.S. Postal Service cannot deliver your checks, or if deposits to a bank account are returned for any reason, your redemptions will be discontinued.


AUTOMATIC INVESTMENT METHOD


    You may authorize an investment to be automatically drawn each month from your bank for investment in Fund shares by completing Sections 6A and 7B of the Account Application. Attach a "voided" check to your account application. At pre-specified intervals, your bank account will be debited and the proceeds will be credited to your Ivy Fund account. The minimum investment under this plan is $250 per month ($25 per month for retirement plans). There is no charge to you for this program.

    You may terminate or suspend your Automatic Investment Method by telephone at any time by contacting IMSC at 1-800-777-6472.

    If you have investments being withdrawn from a bank account and we are notified that the account has been closed, your Automatic Investment Method will be discontinued.


CONSOLIDATED ACCOUNT STATEMENTS


    Shareholders with two or more Ivy fund accounts having the same taxpayer I.D. number will receive a single quarterly account statement, unless otherwise specified. This feature consolidates the activity for each account onto one statement. Requests for quarterly consolidated statements for all other accounts must be submitted in writing and must be signed by all registered owners.


RETIREMENT PLANS


    The Ivy Funds offer several tax-sheltered retirement plans that may fit your needs:

    - Traditional and Roth IRAs

    - 401(k), Money Purchase Pension and Profit Sharing Plans

    - SEP-IRA (Simplified Employee Pension Plan)

    - 403(b)(7) Plan

    - SIMPLE Plans (Individual Retirement Account and 401(k))

    Minimum initial and subsequent investments for retirement plans are $25.

    Investors Bank & Trust, which serves as custodian or trustee under the retirement plan prototypes available from each Fund, charges certain nominal fees for annual maintenance. A portion of these fees is remitted to IMSC as compensation for its services to the retirement plan accounts maintained with each Fund.


    Distributions from retirement plans are subject to certain requirements under the Code. Certain documentation, including IRS Form W4-P, must be provided to IMSC prior to taking any distribution. Please contact IMSC for details. The Ivy Funds and IMSC assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws, and will not be responsible for any penalties assessed. For additional information, please contact your broker, tax adviser or IMSC.


    Please call IMSC at 1-800-777-6472 for complete information kits describing the plans, their benefits, restrictions, provisions and fees.


SHAREHOLDER INQUIRIES


    Inquiries regarding the Funds should be directed to IMSC at 1-800-777-6472.

                              ADVISOR CLASS SHARES
                              ACCOUNT APPLICATION


IVY ASIA PACIFIC FUND                         IVY GLOBAL SCIENCE & TECHNOLOGY FUND
IVY CANADA FUND                               IVY INTERNATIONAL FUND II
IVY CHINA REGION FUND                         IVY INTERNATIONAL SMALL COMPANIES FUND
IVY DEVELOPING NATIONS FUND                   IVY PAN-EUROPE FUND
IVY GLOBAL FUND                               IVY SOUTH AMERICA FUND                                 ------------------------
IVY GLOBAL NATURAL RESOURCES FUND                                                                         ACCOUNT NUMBER

 PLEASE MAIL APPLICATIONS AND CHECKS TO: Ivy Mackenzie Services Corp., P.O. Box
                        3022, Boca Raton, FL 33431-0922.
 (This application should not be used for retirement accounts for which Ivy is custodian.)
--------------------------------------------------------------------------------


  FUND                                                               101/                          1 / 2          1 / 2
   USE    -------------------          ----------     ----------     ----------     ----------     ----------     ----------
  ONLY    Dealer #                     Branch #       Rep #          Acct Type      Soc Cd         Div Cd         CG Cd
-----------------------------------------------------------------------------------------------------------------------------

  FUND     0 / 1          0 / X
   USE     ----------     ----------
  ONLY     Exc Cd         Red Cd
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
1  REGISTRATION

           [ ] Individual            ------------------------------------------------------------
           [ ] Joint Tenant          Owner, Custodian or Trustee
           [ ] Estate                ------------------------------------------------------------
           [ ] UGMA/UTMA             Co-owner or Minor
           [ ] Corporation           ------------------------------------------------------------
           [ ] Partnership           Minor's State of Residence
           [ ] Sole Proprietor       ------------------------------------------------------------
           [ ] Trust                 Street

            -------------------
            Date of Trust
           [ ] Other
                    -----------

            -------------------      --------------------------------------------------------------------------------------------
                                     City                                          State                                Zip Code

                                         -          -                                      -           -
                                     ------------------------------                   ------------------------------
                                     Phone Number -- Day                              Phone Number -- Evening
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
2  TAX ID #
                -          -                        or                    -
           ---------------------------                             -------------------------
              Social Security Number                               Tax Identification Number

----------------------------------------------------------------------------------------------------------
2          Citizenship:   [ ] U.S.       [ ] Other________________________

           UNDER PENALTIES OF PERJURY, I CERTIFY BY SIGNING IN SECTION 8 BELOW THAT: (1) THE NUMBER SHOWN IN
           THIS SECTION IS MY CORRECT TAXPAYER IDENTIFICATION NUMBER (TIN), AND (2) I AM NOT SUBJECT TO BACKUP
           WITHHOLDING BECAUSE: (A) I HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE (IRS) THAT I AM
           SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR (B)
           THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING. (CROSS OUT ITEM (2) IF
           YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY SUBJECT TO BACKUP WITHHOLDING BECAUSE OF
           UNDERREPORTING INTEREST OR DIVIDENDS ON YOUR TAX RETURN.) PLEASE SEE THE "TAX IDENTIFICATION
           NUMBER" SECTION OF THE PROSPECTUS FOR ADDITIONAL INFORMATION ON COMPLETING THIS SECTION.
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

3 DEALER
  INFORMATION
                  The undersigned ("Dealer") agrees to all applicable provisions in this Application, guarantees the signature and legal capacity of the Shareholder, and agrees to notify IMSC of any purchases made under a Letter of Intent or Rights of Accumulation.

                  ------------------------------------------------------------
                  Dealer Name

                  ------------------------------------------------------------
                  Branch Office Address

                  ------------------------------------------------------------
                  City                State                Zip
                  Code

                  ------------------------------------------------------------

                  Representative's Name and Number

                  ------------------------------------------------------------

                  Representative's Phone Number

                  ------------------------------------------------------------

                  Authorized Signature of Dealer

------------------------------------------------------------------------------


--------------------------------------------------------------------------------

4  INVESTMENTS

       A.   Enclosed is my check for $ _______________($10,000 minimum) made payable to the appropriate Fund.* Please invest it as follows:

            $ _______________ Ivy Asia Pacific Fund(648)               $ _______________ Ivy Global Science & Technology Fund(647)
            $ _______________ Ivy Canada Fund(645)                     $ _______________ Ivy International Fund II(652)
            $ _______________ Ivy China Region Fund(640)               $ _______________ Ivy International Small Companies Fund(650)
            $ _______________ Ivy Developing Nations Fund(643)         $ _______________ Ivy Pan_Europe Fund(651)
            $ _______________ Ivy Global Fund(646)                     $ _______________ Ivy South America Fund(642)
            $ _______________ Ivy Global Natural Resources Fund(649)

                *If investing in more than one Fund, make your check payable to "Ivy Funds".

       B.   FOR DEALER USE ONLY
            Confirmed trade orders:
                                                                   ---------------            ----------------    -------------
                                                                   Confirm Number             Number of Shares     Trade Date

---------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
5  DISTRIBUTON OPTIONS

       I would like to reinvest dividends and capital gains into additional shares in this account at net asset value unless a different option is checked below.

       A. [ ] Reinvest all dividends and capital gains into additional shares of a different Ivy fund.


       -----------------------------------
       Fund Name

                                             [ ] New Account
       -----------------------------------
       Account Number


       B. [ ] Pay all dividends in cash and reinvest capital gains into additional shares of this Fund or in a different Ivy Fund.

       -----------------------------------
       Fund Name

                                             [ ] New Account
       -----------------------------------
       Account Number

       C. [ ] Pay all dividends and capital gains in cash.

      I REQUEST THE ABOVE CASH DISTRIBUTION, SELECTED IN C OR D ABOVE, BE:

        [ ] Sent to the address listed in the registration.
        [ ] Sent to the special payee listed in Section 7A [ ] (By Mail)
                                                        7B [ ] (By E.F.T.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
6 OPTIONAL SPECIAL FEATURES
--------------------------------------------------------------------------------

A. [ ] AUTOMATIC INVESTMENT METHOD (AIM)
     I wish to invest:                        My Bank account will be debted on or about the:
                     [ ] Annually                         _________________ day of the month of __________
                     [ ] Semi-Annually                    _________________ day of the months of __________ and  __________
                     [ ] Quarterly                        _________________ day of the [ ] first month of each calendar quarter
                                                                                       [ ] second
                                                                                       [ ] third
                     [ ] Monthly
                          [ ] once per month       ________ day of the month*
                          [ ] twice                ________ day of the month*
                          [ ] 3 times              ________ day of the month*
                          [ ] 4 times              ________ day of the month*



     Please invest $ _____________ each period starting in the month of _________ in Advisor Class shares of _____________________ .
                     Dollar Amount                                        Month                                    Fund Name

     [ ] I have attached a voided check to ensure my correct bank account will be debited.

B. [ ] SYSTEMATIC WITHDRAWAL PLANS**
     I wish to automatically withdraw funds from my                      I request the distribution be:
     account in Advisor Class shares of __________________________       [ ] Sent to the address listed in the registration.
                                                Fund Name                [ ] Sent to the special payee listed in Section 7.
              [ ] Monthly                                                [ ] Invested into additional shares of the same
                  [ ] Once [ ] Twice [ ] 3 times [ ] 4 times per month       class of a different Ivy fund: _______________________
              [ ] Quarterly                                                                                        Fund Name
              [ ] Semi-Annually
              [ ] Annually
                                                                                                            ------------------------
                                                                                                                 Account Number

     Amount $ ______________________________, starting on or about the   ________ day of  __________________________
                      Minimum $250                                                                  month
                                                                         ________ day of  __________________________
                                                                                                    month
                                                                         ________ day of  __________________________
                                                                                                    month*

     NOTE: Account minimum: $10,000 in shares at current offering price

C. [ ] FEDERAL FUNDS WIRE FOR REDEMPTION PROCEEDS**
       I authorize the Agent to honor telephone instructions for the redemption of Fund shares up to $50,000. Proceeds may be wire transferred to the bank account designated ($1,000 minimum). (COMPLETE SECTION 7B)

D. [ ] TELEPHONIC EXCHANGES** [ ] YES [ ] NO
       I authorize exchanges by telephone among the Ivy family of funds, upon instructions from any person as more fully described in the Prospectus. To change this option once established, written instructions must be received from the shareholder of record or the current registered representative.

       If neither box is checked, the telephone exchange privilege will be provided automatically.

E. [ ] TELEPHONIC REDEMPTIONS** [ ] YES [ ] NO
       The Fund or its agents are authorized to honor telephone instructions from any person as more fully described in the
       Prospectus for the redemption of Fund shares. The amount of the redemption shall not exceed $50,000 and the proceeds are to be payable to the shareholder of record and mailed to the address of record. To change this option once established, written instructions must be received from the shareholder of record or the current registered representative.

       If neither box is checked, the telephone exchange privilege will be provided automatically.

        * There must be a period of at least seven calendar days between each investment/withdrawal period.

       ** This option may not be selected if shares are issued in certificate form.

--------------------------------------------------------------------------------
7 SPECIAL PAYEE
--------------------------------------------------------------------------------

     A.                  MAILING ADDRESS                           B.                   FED WIRE / E.F.T. INFORMATION

            Please send all disbursements to this special payee
                                                                   ____________________________________________________________
                                                                                      Financial Institution
            ___________________________________________________
            Name of Bank or Individual                             _____________________________   ____________________________
                                                                   ABA #                           Account #
            ___________________________________________________
            Account Number (if applicable)                         ____________________________________________________________
                                                                   Street
            ___________________________________________________
            Street                                                 ____________________________________________________________
                                                                   City/State/Zip
            ___________________________________________________
            City/State/Zip                                                        (Please attach a voided check)


--------------------------------------------------------------------------------
8 SIGNATURES
--------------------------------------------------------------------------------

Investors should be aware that failure to check "No" under Section 6D or 6E above means that the Telephone Exchange/Redemptions Privileges will be provided. The Funds employ reasonable procedures that require personal identification prior to acting on exchange/redemption instructions communicated by telephone to confirm that such instructions are genuine. In the absence of such procedures, a Fund may be liable for any losses due to unauthorized or fraudulent telephone instructions. Please see "Exchange Privilege" and "How to Redeem Shares" in the Prospectus for more information on these privileges.

I certify to my legal capacity to purchase or redeem shares of the Fund for my own account or for the account of the organization named in Section 1. I have received a current Prospectus and understand its terms are incorporated in this application by reference. I am certifying my taxpayer information as stated in
Section 2.

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

___________________________________________________________     ________________
Signature of Owner, Custodian, Trustee or Corporate Officer     Date

___________________________________________________________     ________________
Signature of Joint Owner, Co-Trustee or Corporate Officer       Date

--------------------------------------------------------------------------------
                          (Remember to Sign Section 8)

01NTLADV0498

April 30, 1998

IVY
MONEY
MARKET
FUND

----------
Prospectus
----------

Ivy Management, Inc.
Via Mizner Financial
Plaza
700 South Federal Hwy.
Boca Raton, FL 33432
1-800-456-5111

THROUGHOUT THE
CENTURIES,
THE CASTLE KEEP HAS
BEEN A SOURCE
OF LONG-RANGE VISION
AND STRATEGIC
ADVANTAGE.



                                                                    IVY FUNDS(R)

         Ivy Fund (the "Trust") is a registered investment company currently consisting of eighteen separate portfolios. One portfolio of the Trust, Ivy Money Market Fund (the "Fund"), is described in this Prospectus.

         This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. Please read it carefully and retain it for future reference. Additional information about the Fund is contained in the Statement of Additional Information for the Fund dated April 30, 1998 (the "SAI"), which has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. The SAI is available upon request and without charge from the Trust at the Distributor's address and telephone number below. The SEC maintains a web site (http://www.sec.gov) that contains the SAI and other material incorporated by reference.

AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


TABLE OF CONTENTS
Expense Information........................2
The Fund's Financial Highlights............3
Investment Objective and Policies..........3
Risk Factors and Investment Techniques.....4
Organization and Management of the Fund....4
Investment Manager.........................5
Fund Administration and Accounting.........5
Transfer Agent.............................5
Dividends and Taxes........................5
Performance Data...........................6
How to Buy Shares..........................6
How Your Purchase Price is Determined......6
How the Fund Values its Shares.............7
How to Redeem Shares.......................7
Minimum Account Balance Requirements.......8
Signature Guarantees.......................8
Choosing a Distribution Option.............8
Tax Identification Number..................8
Certificates...............................9
Exchange Privilege.........................9
Systematic Withdrawal Plan.................9
Automatic Investment Method...............10
Consolidated Account Statements...........10
Retirement Plans..........................10
Shareholder Inquiries.....................10
Account Application.......................11


    BOARD OF TRUSTEES                    OFFICERS                      TRANSFER AGENT
  John S. Anderegg, Jr.         Michael G. Landry, Chairman             Ivy Mackenzie                      INVESTMENT MANAGER
    Paul H. Broyhill            Keith J. Carlson, President            Services Corp.                     Ivy Management, Inc.
    Keith J. Carlson        James W. Broadfoot, Vice President          P.O. Box 3022                   700 South Federal Highway
    Stanley Channick                C. William Ferris,            Boca Raton, FL 33431-0922               Boca Raton, FL 33432
 Frank W. DeFriece, Jr.             Secretary/Treasurer                1-800-777-6472                        1-800-456-5111
     Roy J. Glauber                    LEGAL COUNSEL                      AUDITORS                             DISTRIBUTOR
    Michael G. Landry             Dechert Price & Rhoads          Coopers & Lybrand L.L.P.                    Ivy Mackenzie
   Joseph G. Rosenthal                  Boston, MA                   Ft. Lauderdale, FL                    Distributors, Inc.
  Richard N. Silverman                   CUSTODIAN                                                     Via Mizner Financial Plaza
     J. Brendan Swan           Brown Brothers Harriman & Co.                                            700 South Federal Highway
                                        Boston, MA                                                        Boca Raton, FL 33432
                                                                                                             1-800-456-5111

                                                            [IVY MACKENZIE LOGO]

EXPENSE INFORMATION


    The table and example below are designed to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in the Fund.

                        SHAREHOLDER TRANSACTION EXPENSES


                                                               MAXIMUM SALES
                                                              LOAD IMPOSED ON
                                                              PURCHASES (AS A
                                                               PERCENTAGE OF
                                                              OFFERING PRICE)*
                                                              ----------------
Class A Shares..............................................        None
Class B Shares..............................................        None
Class C Shares..............................................        None
The Fund has no sales load on reinvested dividends, no
 deferred sales load, no redemption fees and no exchange
 fees.**



 * Exchanges from the Fund into any other Ivy fund into which exchanges are permitted may be subject to a sales charge unless previously paid (see "Exchange Privilege").



** The Fund does not assess a contingent deferred sales charge ("CDSC").
   However, if the shares of another Ivy fund that are subject to a CDSC are exchanged for shares of the Fund, the CDSC may carry over to the investment in the Fund and may be assessed upon redemption (see "How to Redeem Shares" and "Exchange Privilege").


                         ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)


                                                         CLASS A   CLASS B   CLASS C
                                                         -------   -------   -------
Management Fees (After Expense Reimbursements)*........   0.00%     0.00%     0.00%
12b-1 Service/Distribution Fees........................    N/A       N/A       N/A
Other Expenses.........................................   0.88%     0.70%     0.70%
                                                          ----      ----      ----
Total Fund Operating Expenses (After Expense
 Reimbursements)**.....................................   0.88%     0.70%     0.70%
                                                          ====      ====      ====



 * Management Fees reflect expense reimbursements. Without expense reimbursements, Management Fees would have been 0.40%.



** Ivy Management, Inc. ("IMI"), as investment adviser, currently limits the Fund's Total Fund Operating Expenses (at the fund level, not at the class level, and excluding taxes, interest, litigation and indemnification expenses and other extraordinary expenses) to an annual rate of 0.85% of the Fund's average net assets. Without the expense reimbursements, Total Fund Operating Expenses for the year ended December 31, 1997 would have increased 0.69% for each class of the Fund.



                                    EXAMPLES




    The following table lists the expenses an investor would pay on a $1,000 investment in the Fund, assuming (1) 5% annual return and (2) redemption at the end of each time period. The Example further assumes reinvestment of all dividends and distributions, and that the percentage amounts under "Total Fund Operating Expenses (After Expense Reimbursements)" (above) remain the same each year. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


                                 1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                 ------    -------    -------    --------
Class A......................      $9        $28        $49        $108
Class B......................      $7        $22        $39        $ 87
Class C......................      $7        $22        $39        $ 87


    The information in the table above does not reflect the charge of $10 per transaction that would apply if a shareholder elects to have redemption proceeds wired to his/her bank account. For a more detailed discussion of the Fund's fees and expenses, see "Organization and Management of the Fund" in this Prospectus, and "Investment Advisory and Other Services" in the SAI.

THE FUND'S FINANCIAL HIGHLIGHTS


    Unless otherwise noted, the following table is for fiscal periods ending December 31 of each year. The accounting firm of Coopers & Lybrand L.L.P. has audited the Fund since December 31, 1992. Their report is included in the Fund's Annual Report, which is incorporated by reference into the SAI. The information for fiscal periods prior to December 31, 1992 was audited by other independent accountants. The Fund's Annual Report contains additional information about the Fund's performance. For a copy of the Fund's Annual Report, call 1-800-777-6472.

    Expense and income ratios have been annualized for periods of less than one year. Total returns do not reflect sales charges, and are not annualized for periods of less than one year.

                                                                           CLASS A
                                     -----------------------------------------------------------------------------------
                                      1997      1996       1995       1994       1993       1992       1991       1990
      SELECTED PER SHARE DATA        -------    ----       ----      -------    -------    -------    -------    -------
Net asset value, beginning of
 period............................  $  1.00   $  1.00    $  1.00    $  1.00    $  1.00    $  1.00    $  1.00    $  1.00
                                     -------   -------    -------    -------    -------    -------    -------    -------
 Income from investment operations
 Net investment income(a)..........      .05       .04        .05        .04        .02        .03        .05        .07
 Less distributions
 From net investment income........     (.05)     (.04)      (.05)      (.04)      (.02)      (.03)      (.05)      (.07)
                                     -------   -------    -------    -------    -------    -------    -------    -------
Net asset value, end of period.....  $  1.00   $  1.00    $  1.00    $  1.00    $  1.00    $  1.00    $  1.00    $  1.00
                                     =======   =======    =======    =======    =======    =======    =======    =======
Total return(%)....................     4.60      4.47       4.80       4.21       2.42       2.81       5.16       7.69
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
 thousands)........................  $15,385   $21,359    $24,609    $26,827    $25,782    $18,839    $21,675    $26,140
Ratio of expenses to average net
 assets
 With expense reimbursement(%).....      .88       .86        .85        .85        .85        .85        .85        .67
 Without expense
   reimbursement(%)................     1.57      1.86       1.39       1.24       1.56       1.45       1.21       1.22
Ratio of net investment income to
 average net assets(%)(a)..........     4.60      4.47       4.91       3.29       2.22       2.75       5.06       7.43

                                          CLASS A
                                     ------------------
                                      1989       1988
      SELECTED PER SHARE DATA        -------    -------
Net asset value, beginning of
 period............................  $  1.00    $  1.00
                                     -------    -------
 Income from investment operations
 Net investment income(a)..........      .09        .07
 Less distributions
 From net investment income........     (.09)      (.07)
                                     -------    -------
Net asset value, end of period.....  $  1.00    $  1.00
                                     =======    =======
Total return(%)....................     8.87       6.89
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in
 thousands)........................  $19,708    $11,789
Ratio of expenses to average net
 assets
 With expense reimbursement(%).....      .65        .68
 Without expense
   reimbursement(%)................     1.37       1.73
Ratio of net investment income to
 average net assets(%)(a)..........     8.42       6.86



                                                                   CLASS B             CLASS C
                                                              -----------------   -----------------
                                                               1997      1996      1997     1996(B)
SELECTED PER SHARE DATA                                       -------   -------   -------   -------
Net asset value, beginning of period........................  $ 1.00    $ 1.00     $1.00    $  1.00
                                                              -------   -------    -----    -------
   Income from investment operations
   Net investment income(a).................................     .05       .05       .05        .03
   Less distributions
   From net investment income...............................    (.05)     (.05)     (.05)      (.03)
                                                              -------   -------    -----    -------
Net asset value, end of period..............................  $ 1.00    $ 1.00     $1.00    $  1.00
                                                              =======   =======    =====    =======
Total return (%)............................................    4.77      4.57      4.78       4.78
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................  $3,812    $3,474     $ 405    $    74
Ratio of expenses to average net assets
   With expense reimbursement(%)............................     .70       .77       .70        .56
   Without expense reimbursement(%).........................    1.39      1.77      1.39       1.56
Ratio of net investment income to average net
 assets(%)(a)...............................................    4.77      4.57      4.78       4.78


---------------

(a) Net investment income is net of expenses reimbursed by IMI.

(b) From April 30, 1996 (commencement of operations) to December 31, 1996.





INVESTMENT OBJECTIVE AND POLICIES



    The Fund seeks to obtain as high a level of current income as is consistent with the preservation of capital and liquidity by investing in high-quality, short-term securities. The Fund's investment objective is fundamental and may not be changed without the approval of a majority of the Fund's outstanding voting shares, although the Trustees may make non-material changes in the Fund's objectives without shareholder approval. Except for the Fund's investment objective and those investment restrictions specifically identified as fundamental, all investment policies and practices described in this Prospectus and in the SAI are not fundamental and therefore may be changed by the Trustees without shareholder approval. There can be no assurance that the Fund will achieve its investment objectives. The different types of securities and investment techniques used by the Fund involve varying degrees of risk. For information about the particular risks associated with each type of investment, see "Risk Factors and Investment Techniques," below, and the SAI.


    Whenever an investment objective, policy or restriction described in this Prospectus or in the SAI states a maximum percentage of assets that may be invested in a security or other asset, or describes a policy regarding quality standards, that percentage limitation or standard will, unless otherwise indicated, apply to the Fund only at the time a transaction takes place. Thus, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in the percentage that results from circumstances not involving any affirmative action by the Fund will not be considered a violation.

    The Fund invests in money market instruments maturing within thirteen months or less and maintains a portfolio with a dollar-weighted average maturity of 90 days or less. By purchasing such short-term securities, the Fund will attempt to maintain a constant net asset value of $1.00 per share. The Fund's portfolio of investments is actively monitored on a daily basis to maintain competitive yields on investments.

    The Fund will invest in the following categories of money market instruments: (i) debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (ii) obligations (including certificates of deposit and bankers' acceptances) of domestic banks and savings and loan associations; (iii) high-quality commercial paper that at the time of purchase is rated at least A-2 by Moody's Investors Service, Inc. ("Moody's") or P-2 by Standard and Poor's Corporation ("S&P") or, if unrated, is issued or guaranteed by a corporation with outstanding debt rated AA or higher by S&P or Aa or higher by Moody's or which is judged by IMI to be of at least equivalent quality; (iv) short-term corporate notes, bonds and debentures that at the time of purchase are rated at least Aa by Moody's or AA by S&P or that are judged by IMI to be of at least equivalent quality; and (v) repurchase agreements with domestic banks for periods not exceeding seven days and only with respect to

U.S. Government securities that throughout the period have a value at least equal to the amount of the loan (including accrued interest).


    The securities in which the Fund invests must present minimal credit risk and be rated in one of the two highest short-term rating categories for debt obligations by at least two nationally recognized statistical rating organizations ("NRSROs") assigning a rating to the securities or issuer, or if only one NRSRO has assigned a rating, by that agency or determined to be of equivalent value by IMI. Purchases of securities that are rated by only one NRSRO must be previously approved or ratified subsequently by the Trustees. Securities that are rated in the highest short-term rating category by at least two NRSROs (or that have been issued by an issuer that is rated with respect to a class of short-term debt obligations, or any security within that class, comparable in priority and quality with such securities) are designated "First Tier Securities." Securities rated in the two highest short-term rating categories by at least two NRSROs, but which are not rated in the highest category by two or more NRSROs, are designated "Second Tier Securities." IMI shall determine whether a security presents minimal credit risk under procedures adopted by the Board of Trustees.



    The Fund may not invest more than 5% of its total assets in the securities of any one issuer. This limitation shall not apply to U.S. Government securities. Further, the Fund will not invest more than the greater of 1% of its total assets or one million dollars in the securities of a single issuer that were Second Tier Securities when acquired by the Fund. In addition, the Fund may not invest more than 5% of its total assets in securities that are Second Tier Securities when acquired by the Fund. As a fundamental policy, the Fund may not borrow money, except for temporary purposes, and then only in an amount not exceeding 10% of the value of the Fund's total assets.



RISK FACTORS AND INVESTMENT TECHNIQUES


    DEBT SECURITIES, IN GENERAL: Investment in debt securities involves both interest rate and credit risk. Generally, the value of debt instruments rises and falls inversely with fluctuations in interest rates. As interest rates decline, the value of debt securities generally increases. Conversely, rising interest rates tend to cause the value of debt securities to decrease. Bonds with longer maturities generally are more volatile than bonds with shorter maturities. The market value of debt securities also varies according to the relative financial condition of the issuer. In general, lower-quality bonds offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument.


    INVESTMENT GRADE DEBT SECURITIES: Bonds rated Aaa by Moody's and AAA by S&P are judged to be of the best quality (i.e., capacity to pay interest and repay principal is extremely strong). Bonds rated Aa/AA are considered to be of high quality (i.e., capacity to pay interest and repay principal is very strong and differs from the highest rated issues only to a small degree). Bonds rated A are viewed as having many favorable investment attributes, but elements may be present that suggest a susceptibility to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Bonds rated Baa/BBB (considered by Moody's to be "medium grade" obligations) are considered to have an adequate capacity to pay interest and repay principal, but certain protective elements may be lacking (i.e., such bonds lack outstanding investment characteristics and have some speculative characteristics).


    U.S. GOVERNMENT SECURITIES: U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Such securities include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes, and bonds) and (2) Federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates, which are mortgage-backed securities). When such securities are held to maturity, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest possible credit quality. U.S. Government securities that are not held to maturity are subject to variations in market value caused by fluctuations in interest rates.


    Mortgage-backed securities are securities representing part ownership of a pool of mortgage loans. Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the loans typically will be substantially less because the mortgages will be subject to principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the security. Conversely, rising interest rates tend to decrease the rate of prepayment, thereby lengthening the security's actual average life (and increasing the security's price volatility). Since it is not possible to predict accurately the average life of a particular pool, and because prepayments are reinvested at current rates, the market value of mortgage-backed securities may decline during periods of declining interest rates.


    BANK OBLIGATIONS: The bank obligations in which the Fund may invest include certificates of deposit, bankers' acceptances, and other short-term debt obligations. Investments in certificates of deposit and bankers' acceptances are limited to obligations of (i) banks having total assets in excess of $1 billion, and (ii) other banks if the principal amount of such obligation is fully insured by the Federal Deposit Insurance Corporation ("FDIC"). Investments in certificates of deposit of savings associations are limited to obligations of Federal or state-chartered institutions whose total assets exceed of $1 billion and whose deposits are insured by the FDIC.

    COMMERCIAL PAPER: Commercial paper represents short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations and finance companies. Investments in commercial paper are limited to obligations rated Prime 1 by Moody's or A-1 by S&P or, if not rated by Moody's or S&P, issued by companies having an outstanding debt issue currently rated Aaa or Aa by Moody's or AAA or AA by S&P.

    REPURCHASE AGREEMENTS: Repurchase agreements are agreements under which the Fund buys a money market instrument and obtains a simultaneous commitment from the seller to repurchase the instrument at a specified time and at an agreed-upon yield. The Fund will not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 10% of the Fund's net assets would be invested in illiquid securities including such repurchase agreements. The Fund may enter into repurchase agreements with banks or broker-dealers deemed to be creditworthy by IMI under guidelines approved by the Board of Trustees. The Fund could experience a delay in obtaining direct ownership of the underlying collateral and might incur a loss if the value of the security should decline.

    BORROWING: Borrowing may exaggerate the effect on the Fund's net asset value of any increase or decrease in the value of the Fund's portfolio securities. Money borrowed will be subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances).


ORGANIZATION AND MANAGEMENT OF THE FUND


    The Fund is organized as a separate, diversified portfolio of the Trust, an open-end management investment company organized as a Massachusetts business trust on December 21, 1983. The business and affairs of the Fund are managed under the direction of the Trustees. Information about the Trustees, as well as the Trust's executive officers, may be found in the SAI. The Trust has an unlimited number of authorized shares of beneficial interest, and currently has 18 separate portfolios. The Fund has three classes of shares, designated as Class A, Class B and Class C. The purpose of these designations is primarily to enable the transfer agent for the Ivy funds to track the contingent deferred sales charge period that applies to Class B and Class C shares of other Ivy funds that are being exchanged for shares of the Fund. In all other relevant respects, the Fund's Class A, Class B and Class C shares are identical (i.e., having the same arrangement for shareholder services and the distribution of securities). Shares of each class are entitled to one vote per share (with proportionate voting for fractional shares), and have equal rights as to voting, redemption, dividends and liquidation.



    The Trust employs IMI to provide business management and investment advisory services; Mackenzie Investment Management Inc. ("MIMI") to provide administrative and accounting services; Ivy Mackenzie Distributors, Inc. ("IMDI") to distribute the Fund's shares; and Ivy Mackenzie Services Corp. ("IMSC") to provide transfer agent and shareholder-related services for the Fund. IMI, IMDI and IMSC are wholly-owned subsidiaries of MIMI. As of March 31, 1998, IMI and MIMI had approximately $3.9 billion and $1.3 billion, respectively, in assets under management. MIMI is a subsidiary of Mackenzie Financial Corporation ("MFC"), which has been an investment counsel and mutual fund manager in Toronto, Ontario, Canada for more than 31 years.



INVESTMENT MANAGER


    For IMI's business management and investment advisory services, the Fund pays IMI a fee that is accrued daily and paid monthly, based on the Fund's daily net assets. The fee is equal, on an annual basis, to 0.40% of the Fund's average net assets.

    IMI pays all expenses it incurs in rendering management services to the Fund. The Fund bears its cost of operations. General expenses of the Trust that are not readily identifiable as belonging to a particular series of the Trust (or a particular class thereof) are allocated among and charged to each series based on its relative net asset size. Expenses that are attributable to a particular Fund (or class thereof) will be borne solely by that Fund (or class) directly.

    IMI currently limits the Fund's total operating expenses (excluding interest, taxes, litigation and indemnification expenses, and other extraordinary expenses) to an annual rate of 0.85% of the Fund's average net assets. As long as the Fund's expense limitation continues, it may lower the Fund's expenses and increase its yield. The Fund's expense limitation may be terminated or revised at any time, at which time the Fund's expenses may increase and its yield may be reduced.


    PORTFOLIO MANAGEMENT: The Money Market Fund is managed using a team approach. Michael Borowsky has been a member of the team since 1994. Prior to joining Ivy Mackenzie, Mr. Borowsky was a fixed income specialist at Lehwald, Orosey and Pepe. He holds a Bachelor of Science degree in finance and economics from Drexel University.



    Brian Barrett joined the Ivy Money Market team in 1997. His experience includes working with Mellon Bond Associates as Vice President and Director of Research in 1987-1988. In this capacity he was a member of the Mellon Bank Trust Investment Committee which oversaw $190 billion of trust and custodial funds. Concurrent with his tenure at Ivy, Dr. Barrett is an Associate Professor of Finance at the University of Miami (Florida). Dr. Barrett is a Chartered Financial Analyst and holds a Ph.D in finance from the Georgia Institute of Technology.



    Michael G. Landry, Chairman and Director of Ivy Management, Inc., was president of the Fund from 1987 to 1996. From 1997 to present, Mr. Landry is Chairman of Ivy Money Market and is responsible for establishing the overall investment strategy of the Fund. Prior to joining the firm, Mr. Landry was a Senior Vice President and portfolio manager with Templeton International. He has more than 25 years of professional investment experience. Mr. Landry has a degree in economics from Carleton University.



FUND ADMINISTRATION AND ACCOUNTING


    MIMI provides various administrative services for the Fund, such as maintaining the registration of Fund shares under state "Blue Sky" laws and assisting with the preparation of Federal and state income tax returns, financial statements and periodic reports to shareholders. MIMI also assists the Trust's legal counsel with the filing of registration statements, proxies and other required filings under Federal and state law. Under this arrangement, the Fund's net assets are subject to a fee, accrued daily and paid monthly, at the annual rate of 0.10%.

    MIMI also provides certain accounting and pricing services for the Fund (see "Fund Accounting Services" in the SAI for more information).


TRANSFER AGENT


    IMSC is the transfer and dividend-paying agent for the Fund, and also provides certain shareholder-related services. Certain broker-dealers that maintain shareholder accounts with the Fund through an omnibus account provide transfer agent and other shareholder-related services that would otherwise be provided by IMSC if the individual accounts that comprise the omnibus account were opened by their beneficial owners directly (see "Investment Advisory and Other Services" in the SAI).


DIVIDENDS AND TAXES


    Distributions you receive from the Fund are reinvested in additional Fund shares of the same class unless you elect to receive them in cash. If you elect the cash option and the U.S. Postal Service cannot deliver your checks, your election will be converted to the reinvestment option.

    TAXATION: The following discussion is intended for general information only. You should consult with your tax advisor as to the tax consequences of an investment in the Fund, including the status of distributions from the Fund under applicable state or local law.

    The Fund intends to qualify annually a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). To qualify, the Fund must meet certain income, distribution and diversification requirements. In any year in which the Fund qualifies as a regulated investment company and timely distributes all of its taxable income, the Fund generally will not pay any Federal income or excise tax.


    Dividends paid out of the Fund's investment company taxable income (including dividends, interest and net short-term capital gain) will be taxable to a shareholder as ordinary income. Because no portion of the Fund's income is expected to consist of dividends paid by U.S. corporations, no portion of the dividends paid by the Fund is expected to be eligible for the corporate dividends-received deduction. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, are taxable at a maximum 20% or 28% capital gains rate, regardless of how long the shareholder has held the Fund's shares. Dividends are taxable to shareholders in the same manner whether received in cash or reinvested in additional Fund shares.


    A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

    Each year the Fund will notify shareholders of the tax status of dividends and distributions.

    Investments in securities that are issued at a discount will result in income to the Fund each year equal to a portion of the excess of the face value of the securities over their issue price, even though the Fund receives no cash interest payments from the securities.


    Shareholders generally are not expected to realize any gain or loss upon a disposition of shares of the Fund, as long as the Fund maintains a constant net asset value per share. In the unlikely event that the Fund were unable to do so, any gain or loss realized by a shareholder upon the sale or other disposition of shares of the Fund, or upon receipt of a distribution in complete liquidation of the Fund, generally would be a capital gain or loss which might be eligible for reduced Federal tax rates, generally depending upon the shareholder's holding period for the shares.


    The Fund may be required to withhold U.S. Federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service ("IRS") that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. Federal income tax liability.

    Fund distributions may be subject to state, local and foreign taxes. Fund distributions that are derived from interest on obligations of the U.S. Government and certain of its agencies, authorities and instrumentalities may be exempt from state and local taxes in certain states. You should consult with your tax advisor regarding the particular tax consequences of an investment in the Fund. Further information relating to tax consequences is contained in the SAI.


PERFORMANCE DATA


    Comparative performance information may be used from time to time in advertising or marketing the shares of the Fund, including data from Lipper Analytical Services, Inc., Donoghue's Money Fund Report, The Bank Rate Monitor, other industry publications, business periodicals, rating services and market indices. ALL PERFORMANCE INFORMATION IS HISTORICAL AND IS NOT INTENDED TO SUGGEST FUTURE RESULTS.

    The yield of a Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then annualized; that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52 week period and is shown as a percentage of the investment.


HOW TO BUY SHARES


    OPENING AN ACCOUNT: Complete and sign the Account Application on the last page of this Prospectus. Make your check payable to Ivy Money Market Fund. No third party checks will be accepted. Deliver these items to your registered representative or selling broker, or send them to one of the addresses below:

    Regular Mail:

                          IVY MACKENZIE SERVICES CORP.
                                 P.O. BOX 3022
                           BOCA RATON, FL 33431-0922

    Courier:

                          IVY MACKENZIE SERVICES CORP.
                      700 SOUTH FEDERAL HIGHWAY, SUITE 300
                              BOCA RATON, FL 33432

    The Fund reserves the right to reject, for any reason, any purchase order.

    MINIMUM INVESTMENT POLICIES: The minimum initial investment is $1,000; the minimum additional investment is $100. Initial or additional amounts for retirement accounts may be less (see "Retirement Plans").

    BUYING ADDITIONAL SHARES: You may add to your account at any time through any of the following options:

    By Mail: Complete the investment slip attached to your statement, or write instructions, including the account registration, Fund number and account number of the shares you wish to purchase. Send your check (payable to Ivy Money Market
Fund), along with your investment slip or written instructions, to one of the addresses above.

    Through your Broker: Deliver the investment slip attached to your statement, or written instructions, along with your payment to your registered representative or selling broker.

    By Wire: Purchases may also be made by wiring money from your bank account to your Ivy account. Your bank may charge a fee for wiring funds. Before wiring any funds, please call IMSC at 1-800-777-6472. Wiring instructions are as follows:

                      FIRST UNION NATIONAL BANK OF FLORIDA
                                JACKSONVILLE, FL
                                 ABA#063000021
                             ACCOUNT #2090002063833
                             FOR FURTHER CREDIT TO:
                         YOUR IVY ACCOUNT REGISTRATION
                      YOUR FUND NUMBER AND ACCOUNT NUMBER

    By Automatic Investment Method: Complete Sections 6A and 7B on the Account Application (see "Automatic Investment Method" on page 10 for more information.


    DIRECT PURCHASES OF CLASS B AND CLASS C SHARES: Class B and Class C shares may be purchased directly through your election of a systematic withdrawal plan under which specified withdrawal amounts are used to purchase Class B or Class C shares of a different Ivy fund. This arrangement is designed to take advantage of dollar-cost averaging as a method of investment. To establish this type of arrangement, complete section 6B of the Account Application.



HOW YOUR PURCHASE PRICE IS DETERMINED


    Your purchase price is the net asset value per share ("NAV"). Share purchases will be made at the next determined price after the purchase order is received. The price is effective for orders received by IMSC or by your registered securities dealer prior to the time of the determination of the net asset value. Any orders received after the time of the determination of the net asset value will be entered at the next calculated price.

    Orders placed with a securities dealer before the net asset value is determined and that are transmitted through the facilities of the National Securities Clearing Corporation on the same day are confirmed at that day's price. Any loss resulting from the dealer's failure to submit an order by the deadline will be borne by that dealer.

    You will receive an account statement after any purchase, exchange or full liquidation. Statements related to reinvestment of dividends or capital gains, automatic investment plans (see the SAI for further explanation) and/or systematic withdrawal plans will be sent quarterly.


HOW THE FUND VALUES ITS SHARES


    The Fund offers three classes of shares in this Prospectus, designated as Class A, Class B and Class C shares. The NAV per share is the value of one Class A, Class B, or Class C share. The NAV is determined for each Class of shares as of the close of the New York Stock Exchange on each day the Exchange is open by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding, adjusted to the nearest cent.

    For purposes of determining the aggregate net assets of the Fund, cash and receivables will be valued at their realizable amounts. The Fund values all of its portfolio securities using the amortized cost method, which involves valuing a security at cost on the date of acquisition and thereafter assuming a constant rate of accretion of discount or amortization of premium. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During such periods, the yield to an investor in the Fund may differ somewhat from that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities.


HOW TO REDEEM SHARES



    You may redeem your Fund shares through your registered securities representative, by mail, by telephone or by check writing. All redemptions are made at the NAV next determined after a redemption request has been received in good order. Requests for redemptions must be received by 4:00 p.m. Eastern time to be processed at the NAV for that day. Any redemption request in good order that is received after 4:00 p.m. Eastern time will be processed at the price determined on the following business day. The Fund does not assess a CDSC. However, if the shares of another Ivy fund that are subject to a CDSC are exchanged for shares (of the same class) of the Fund, the CDSC will carry over to the investment in the Fund and may be assessed upon redemption.



    When shares are redeemed, the Fund will normally send redemption proceeds to you on the next business day, but may take up to seven business days (or longer in the case of shares recently purchased by check). Unless otherwise requested, your redemption proceeds will be mailed in the form of a check to your address of record. Under unusual circumstances, the Fund may suspend redemptions or postpone payment to the extent permitted by Federal securities laws. The proceeds of the redemption may be more or less than the purchase price of your shares, depending upon, among other factors, the market value of the Fund's securities at the time of the redemption. If the redemption is for over $50,000, or the proceeds are to be sent to an address other than the address of record, or an address change has occurred in the last 30 days, it must be requested in writing with a signature guarantee. See "Signature Guarantees" below.


    If you are not certain of the requirements for a redemption, please contact IMSC at 1-800-777-6472.

    THROUGH YOUR REGISTERED SECURITIES DEALER: Your Dealer is responsible for promptly transmitting redemption orders. Redemptions requested by dealers will be made at the NAV (less any applicable CDSC) determined at the close of regular trading (4:00 p.m. Eastern time) on the day that a redemption request is received in good order by IMSC.

    BY MAIL: Requests for redemption in writing are considered to be in "proper or good order" if they contain the following:

    - Any outstanding certificate(s) for shares being redeemed.

    - A letter of instruction, including the account registration, the Fund number, the account number, the address and the dollar amount or number of shares to be redeemed.

    - Signatures of all registered owners whose names appear on the account.

    - Any required signature guarantees.

    - Other supporting legal documentation, if required (in the case of estates, trusts, guardianships, corporations, retirement plans or others acting in representative capacities).

    The dollar amount or number of shares indicated for redemption must not exceed the available shares or NAV of your account at the next-determined prices. If your request exceeds these limits, then the trade will be rejected in its entirety.

    Mail your request to IMSC at one of the addresses on page 6 of this Prospectus.

    BY TELEPHONE: Individual and joint accounts may redeem up to $50,000 per day over the telephone by contacting IMSC at 1-800-777-6472. In times of unusual economic or market changes, the telephone redemption privilege may be difficult to implement. If you are unable to execute your transaction by telephone, you may want to consider placing the order in writing and sending it by mail or overnight courier.

    Checks will be made payable to the current account registration and sent to the address of record. If there has been a change of address in the last 30 days, please use the instructions for redemption requests by mail described above. A signature guarantee would be required.

    Requests for telephone redemptions will be accepted from the registered owner of the account, the designated registered representative or the registered representative's assistant.

    Shares held in certificate form cannot be redeemed by telephone.

    If Section 6E of the Account Application is not completed, telephone redemption privileges will be provided automatically. Although telephone redemptions may be a convenient feature, you should realize that you may be giving up a measure of security that you may otherwise have if you terminated the privilege and redeemed your shares in writing. If you do not wish to make telephone redemptions or let your registered representative do so on your behalf, you must notify IMSC in writing.

    The Fund employs reasonable procedures that require personal identification prior to acting on redemption instructions communicated by telephone to confirm that such instructions are genuine. In the absence of such procedures, the Fund may be liable for any losses due to unauthorized or fraudulent telephone instructions.

    RECEIVING YOUR PROCEEDS BY FEDERAL FUNDS WIRE: For shareholders who established this feature at the time they opened their account, telephone instructions will be accepted for redemption amounts up to $50,000 ($1,000 minimum) and proceeds will be wired on the next business day to a predesignated bank account.


    In order to add this feature to an existing account or to change existing bank account information, please submit a letter of instructions including your bank information to IMSC at the address provided above. The letter must be signed by all registered owners, and their signatures must be guaranteed. See "Signature Guarantees" below.


    Your account will be charged a $10 fee each time redemption proceeds are wired to your bank. Your bank may also charge you a fee for receiving a Federal Funds wire.

    Neither IMSC nor the Fund can be responsible for the efficiency of the Federal Funds wire system or the shareholder's bank.

    BY CHECK WRITING: The check writing privilege is only available to Class A shareholders and is not available for retirement accounts. You may write checks against your Fund account. Checks written must be for a minimum of $100. You may sign up for this option by completing Section 8 of the Account Application. IF YOU ARE REDEEMING SHARES THAT HAVE BEEN PURCHASED BY CHECK, PAYMENT MAY BE DELAYED UNTIL YOUR CHECK HAS CLEARED OR FOR UP TO 15 CALENDAR DAYS AFTER THE DATE OF PURCHASE. Please note that all registered owners named on the account must sign the signature card, and only registered owners may have the check writing privilege on an account.

    In order to qualify for the check writing privilege, Class A shareholders must maintain a minimum average account balance of $1,000. Shares must be uncertificated (i.e., held by the Fund) for any account requesting check writing privileges. Checks can be reordered by calling IMSC at 1-800-777-6472. Checking activity is reported on your statement, and canceled check copies are returned to you each month. There is no limitation on the number of checks a shareholder may write.

    When a check is presented for payment, the Fund redeems a sufficient number of shares to cover the amount of the check. Checks written on accounts with insufficient shares will be returned to the payee marked "non-sufficient funds." There may be a nominal charge for each supply of checks, copies of canceled checks, stop payment orders, checks drawn for amounts less than the Fund minimum (i.e., $100) and checks returned for "non-sufficient funds." To pay for these charges, the Fund automatically redeems an appropriate number of the shareholder's Fund shares after the charges are incurred.

    You may not close your Fund account by writing a check, because any earned dividends will remain in your account. The Fund reserves the right to change, modify or terminate the check writing service at any time upon notification mailed to your address of record.

    Your account will be charged a $10 fee each time redemption proceeds are wired to your bank.

    Neither IMSC nor the Fund can be responsible for the efficiency of the Federal Funds wire system or the shareholder's bank.


MINIMUM ACCOUNT BALANCE REQUIREMENTS


    Due to the high cost of maintaining small accounts and subject to state law requirements, the Fund may redeem the accounts of shareholders whose investment, including sales charges paid, has been less than $1,000 for more than 12 months. The Fund will not redeem an account unless the shareholder has been given at least 60 days' advance notice of the Fund's intention to do so. No redemption will be made if a shareholder's account falls below the minimum due to a reduction in the value of the Fund's portfolio securities. This provision does not apply to IRA's, other retirement accounts and UGMA/UTMA accounts.


SIGNATURE GUARANTEES


    For your protection, and to prevent fraudulent redemptions, we require a signature guarantee in order to accommodate the following requests:

    - Redemption requests over $50,000.

    - Requests for redemption proceeds to be sent to someone other than the registered shareholder.

    - Requests for redemption proceeds to be sent to an address other than the address of record.

    - Registration transfer requests.

    - Requests for redemption proceeds to be wired to your bank account (if this option was not selected on your original application, or if you are changing the bank wire information).

    A signature guarantee may be obtained only from an eligible guarantor institution as defined in Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended. An eligible guarantor institution includes banks, brokers, dealers, municipal securities dealers, government securities dealers, government securities brokers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. The signature guarantee must not be qualified in any way. Notarizations from notary publics are not the same as signature guarantees, and are not accepted.

    Circumstances other than those described above may require a signature guarantee. Please contact IMSC at 1-800-777-6472 for more information.


CHOOSING A DISTRIBUTION OPTION


    You have the option of selecting the distribution option that best suits your needs:

    AUTOMATIC REINVESTMENT OPTION -- Both dividends and capital gains are automatically reinvested at NAV in additional shares of the same class of the Fund unless you specify one of the other options.


    INVESTMENT IN ANOTHER IVY FUND -- Both dividends and capital gains are automatically invested at NAV in another Ivy fund of the same class.


    DIVIDENDS IN CASH/CAPITAL GAINS REINVESTED -- Dividends will be paid in cash. Capital gains will be reinvested at NAV in additional shares of the same class of the Fund or another Ivy or Mackenzie fund of the same class.

    DIVIDENDS AND CAPITAL GAINS IN CASH -- Both dividends and capital gains will be paid in cash.

    If you wish to have your cash distributions deposited directly to your bank account via electronic funds transfer ("EFT"), or if you wish to change your distribution option, please contact IMSC at 1-800-777-6472.

    If you wish to have your cash distributions go to an address other than the address of record, you must provide IMSC with a letter of instruction, signed by all registered owners with signatures guaranteed.


TAX IDENTIFICATION NUMBER


    In general, to avoid being subject to a 31% U.S. Federal backup withholding tax on dividends, capital gain distributions and, in the event the Fund failed to maintain a constant NAV per share, redemption proceeds, you must furnish the Fund with your certified tax identification number ("TIN") and certify that you are not subject to backup withholding due to prior under-reporting of interest and dividends to the IRS. If you fail to provide a certified TIN, or such other tax-related certifications as the Fund may require, within 30 days of opening your new account, the Fund reserves the right to involuntarily redeem your account and send the proceeds to the address of record.

    You can avoid the above withholding and/or redemption by correctly furnishing your TIN, and making certain certifications, in Section 2 of the

Account Application at the time you open your new account, unless the IRS requires that backup withholding be applied to your account.


    Certain payees, such as corporations, generally are exempt from backup withholding. Please complete IRS Form W-9 with the Account Application to claim the exemption. If the registration is for a UGMA/UTMA account, please provide the social security number of the minor. Alien individuals must furnish their individual TIN on a completed IRS Form W-9. Other non-U.S. investors who are not required to have a TIN must provide, with the Account Application, a completed IRS Form W-8.



CERTIFICATES


    In order to facilitate transfers, exchanges and redemptions, most shareholders elect not to receive certificates. Should you wish to have a certificate issued, please contact IMSC at 1-800-777-6472 and request that one be sent to you. (Retirement plan accounts are not eligible for this service.) Please note that if you were to lose your certificate, you would incur an expense to replace it.

    Certificates for shares valued up to $50,000 will be issued to the current registration and mailed to the address of record. Should you wish to have your certificates mailed to a different address, or registered differently from the current registration, contact IMSC at 1-800-777-6472.


EXCHANGE PRIVILEGE



    Shareholders of the Fund have an exchange privilege with other Ivy funds (except Ivy International Fund unless they have an existing Ivy International Fund account). The Fund reserves the right to reject, for any reason, any exchange order.



    Class A shareholders of the Fund may exchange their outstanding shares for Class A shares of another Ivy fund on the basis of the relative NAV per Class A share, plus an amount equal to the sales charge payable with respect to the new shares at the time of the exchange. Incremental sales charges are waived for outstanding shares that have been invested for 12 months or longer. Shareholders who have purchased Class B (or Class C) shares of the Fund directly may exchange their Class B (or Class C) shares for Class B (or Class C) shares of another Ivy fund on the basis of the relative NAV per Class B (or Class C) share (see "Direct Purchases of Class B and Class C Shares" under "How to Buy Shares"), subject to the CDSC schedule (or period) of the fund into which the exchange is being made (beginning with the date of the exchange).



    Class B and Class C shareholders of another Ivy fund may exchange their shares for Class B and Class C shares of the Fund. Exchanges from another Ivy Fund will continue to be subject to the CDSC schedule (or period) of the fund from which the exchange was made, but will reflect the time the shares are held in the Fund.



    Class A, Class B and Class C shares that have been acquired as a result of the reinvestment of dividends and other distributions will not be charged an initial sales charge or a CDSC when exchanged into another Ivy fund.



    Exchanges are considered to be taxable events, and may result in a capital gain or a capital loss for tax purposes. Before executing an exchange, you should obtain and read the prospectus and consider the investment objective of the fund into which the exchange is being made. Shares must be unissued (i.e., held by a Fund) in order to execute an exchange. Exchanges are available only in states where they can be legally made. This privilege is not intended to provide shareholders a means by which to speculate on short-term movements in the market. Exchanges are accepted only if the registrations of the two accounts are identical. Amounts to be exchanged must meet minimum investment requirements for the Ivy fund into which the exchange is made. It is the policy of the Funds to discourage the use of the exchange privilege for the purpose of timing short-term market fluctuations. To protect the interests of other shareholders of a Fund, a Fund may cancel the exchange privileges of any persons that, in the opinion of the Fund, are using market timing strategies or are making more than five exchanges per owner or controlling person per calendar year.



    With respect to Fund shares subject to a CDSC (i.e., Class B or Class C shares acquired through an exchange from another Ivy fund), if less than all of an investment is exchanged out of the Fund, the shares exchanged will reflect, pro rata, the cost, capital appreciation and/or reinvestment of distributions of the original investment as well as the original purchase date, for purposes of calculating any CDSC for future redemptions of the exchanged shares.



    Investors who held Ivy Fund shares as of December 31, 1991, or who held shares of certain funds that were reorganized into an Ivy fund, may be exempt from sales charges on the exchange of shares between any of the Ivy funds. If you believe you may be eligible for such an exemption, please contact IMSC at 1-800-235-3322 for additional information.


    EXCHANGES BY TELEPHONE: If Section 6D of the Account Application is not completed, telephone exchange privileges will be provided automatically. Although telephone exchanges may be a convenient feature, you should realize that you may be giving up a measure of security that you may otherwise have if you terminated the privilege and exchanged your shares in writing. If you do not wish to make telephone exchanges or let your registered representative do so on your behalf, you must notify IMSC in writing.

    In order to execute an exchange, please contact IMSC at 1-800-777-6472. Have the account number of your current fund and the exact name in which it is registered available to give to the telephone representative.

    The Fund employs reasonable procedures that require personal identification prior to acting on exchange instructions communicated by telephone to confirm that such instructions are genuine. In the absence of such procedures, the Fund may be liable for any losses due to unauthorized or fraudulent telephone instructions.

    EXCHANGES IN WRITING: In a letter, request an exchange and provide the following information:

    - The name of the fund whose shares you currently own.

    - Your account number

    - The name(s) in which the account is registered.

    - The name of the fund into which you wish to exchange your existing shares.

    - The number of shares or the dollar amount you wish to exchange.

    The request must be signed by all registered owners.


SYSTEMATIC WITHDRAWAL PLAN


    You may elect the Systematic Withdrawal Plan at any time by completing
Section 6B of the Account Application. You can also obtain this application by contacting your registered representative or IMSC at 1-800-777-6472. To be eligible, you must have at least $5,000 in your account. Payments (minimum distribution amount -- $50) from your account can be made monthly, quarterly, semi-annually, annually or on a selected monthly basis, to yourself or any other designated payee. You may elect to have your systematic withdrawal paid directly to your bank account via EFT. Share certificates must be unissued (i.e., held by the Fund) while the Systematic Withdrawal Plan is in effect. A Systematic Withdrawal Plan may not be established if you are currently participating in the Automatic Investment Method. For more information, please contact IMSC at 1-800-777-6472.

    If payments you receive through the Systematic Withdrawal Plan exceed the dividends and capital appreciation of your account, you will be reducing the value of your account. Additional investments made by shareholders participating in the Systematic Withdrawal Plan must equal at least $1,000 while the plan is in effect. In addition, redemptions are taxable events.

    Amounts paid to you through the Systematic Withdrawal Plan are derived from the redemption of shares in your account. Any applicable CDSC will be assessed upon redemption. A CDSC will not be assessed on withdrawals not exceeding 12% annually of the initial account balance when the Systematic Withdrawal Plan was started.

    Should you wish at any time to add a Systematic Withdrawal Plan to an existing account or change payee instructions, you will need to submit a written request, signed by all registered owners, with signatures guaranteed.

    Retirement accounts are eligible for Systematic Withdrawal Plans. Please contact IMSC at 1-800-777-6472 to obtain the necessary paperwork to establish a plan.

    If the U.S. Postal Service cannot deliver your checks, or if deposits to a bank account are returned for any reason, your redemptions will be discontinued.


AUTOMATIC INVESTMENT METHOD


    You may authorize an investment to be automatically drawn each month from your bank for investment in Fund shares by completing Sections 6A and 7B of the Account Application. Attach a "voided" check to your account application. At pre-specified intervals, your bank account will be debited and the proceeds will be credited to your Ivy account. The minimum investment under this plan is $50 per month ($25 per month for retirement plans). There is no charge to you for this program.

    You may terminate or suspend your Automatic Investment Method by telephone at any time by contacting IMSC at 1-800-777-6472.

    If you have investments being withdrawn from a bank account and we are notified that the account has been closed, your Automatic Investment Method will be discontinued.


CONSOLIDATED ACCOUNT STATEMENTS



    Shareholders with two or more Ivy fund accounts having the same TIN will receive a single quarterly account statement, unless otherwise specified. This feature consolidates the activity for each account onto one statement. Requests for quarterly consolidated statements for all other accounts must be submitted in writing and must be signed by all registered owners.



RETIREMENT PLANS



    The Ivy family of funds offer several tax-sheltered retirement plans that may fit your needs:



    - Traditional and Roth IRAs


    - 401(k), Money Purchase Pension and Profit Sharing Plans

    - SEP-IRA (Simplified Employee Pension Plan)

    - 403(b)(7) Plan

    - SIMPLE Plans (Individual Retirement Account and 401(k))

    Minimum initial and subsequent investments for retirement plans are $25.

    Investors Bank & Trust, which serves as custodian or trustee under the retirement plan prototypes available from the Fund, charges certain nominal fees for annual maintenance. A portion of these fees is remitted to IMSC, as compensation for its services to the retirement plan accounts maintained with the Fund.


    Distributions from retirement plans are subject to certain requirements under the Code. Certain documentation, including IRS Form W-4P, must be provided to IMSC prior to taking any distribution. Please contact IMSC for details. The Ivy family of funds and IMSC assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws, and will not be responsible for any penalties assessed. For additional information, please contact your broker, tax advisor or IMSC.


    Please call IMSC at 1-800-777-6472 for complete information kits describing the plans and their benefits, restrictions, provisions and fees.


SHAREHOLDER INQUIRIES


    Inquiries regarding the Fund should be directed to IMSC at 1-800-777-6472.

                              ACCOUNT APPLICATION
                                                        ------------------------
                                                             ACCOUNT NUMBER
                             IVY MONEY MARKET FUND

 PLEASE MAIL APPLICATIONS AND CHECKS TO: Ivy Mackenzie Services Corp., P.O. Box
                              3022, Boca Raton, FL 33431-0922.
 (This application should not be used for retirement accounts for which Ivy is custodian.)
--------------------------------------------------------------------------------


                                                                        101/                             1 / 2            1 / 2
  FUND    -------------------          ----------       ----------      ----------       ----------      ----------       ----------
   USE    Dealer #                     Branch #         Rep #           Acct Type        Soc Cd          Div Cd           CG Cd
  ONLY
------------------------------------------------------------------------------------------------------------------------------------
           0 / 1          0 / X
  FUND     ----------     ----------
   USE     Exc Cd         Red Cd
  ONLY
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
1 REGISTRATION
                 [ ] Individual
                 [ ] Joint Tenant       --------------------------------------------------------------------------------------------
                 [ ] Estate             Owner, Custodian or Trustee
                 [ ] UGMA/UTMA          --------------------------------------------------------------------------------------------
                 [ ] Corporation        Co-owner or Minor
                 [ ] Partnership        --------------------------------------------------------------------------------------------
                 [ ] Sole Proprietor                                                                     Minor's State of Residence
                 [ ] Trust              --------------------------------------------------------------------------------------------
                                        Street
                     -----------------
                     Date of Trust      --------------------------------------------------------------------------------------------
                                        City                                      State                                   Zip Code
                 [ ] Other
                           -----------
                     -----------------
                  -          -                                                                            -            -
                 ------------------------------                                                    ---------------------------------
                 Phone Number -- Evening                                                           Phone Number -- Day
                 -------------------------------------------------------------------------------------------------------------------
                 -------------------------------------------------------------------------------------------------------------------
2 TAX ID #              -           -              or                                          Citizenship [ ] U.S. [ ] Other
                 -------------------------------              -------------------------------                                 ------
                     Social Security Number                      Tax Identification Number
                 UNDER PENALTIES OF PERJURY, I CERTIFY BY SIGNING IN SECTION 9 BELOW THAT: (1) THE NUMBER SHOWN IN THIS SECTION IS
                 MY CORRECT TAXPAYER IDENTIFICATION NUMBER (TIN), AND (2) I AM NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE: (A) I HAVE
                 NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE (IRS) THAT I AM SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A
                 FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR (B) THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP
                 WITHHOLDING. (CROSS OUT ITEM (2) IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY SUBJECT TO BACKUP
                 WITHHOLDING BECAUSE OF UNDERREPORTING INTEREST OR DIVIDENDS ON YOUR TAX RETURN.) PLEASE SEE THE "TAX IDENTIFICATION
                 NUMBER" SECTION OF THE PROSPECTUS FOR ADDITIONAL INFORMATION ON COMPLETING THIS SECTION.
                 -------------------------------------------------------------------------------------------------------------------
                 -------------------------------------------------------------------------------------------------------------------
3 DEALER         The undersigned ("Dealer") agrees to all applicable provisions in this Application, guarantees the signature and
  INFORMATION    legal capacity of the Shareholder, and agrees to notify MIISC of any purchases made under a Letter of Intent or
                 Rights of Accumulation.

                 ---------------------------------------------------------------            ----------------------------------------
                 Dealer Name                                                                Representative's Name and Number

                 ---------------------------------------------------------------            ----------------------------------------
                 Branch Office Address                                                      Representative's Phone Number

                 ---------------------------------------------------------------            ----------------------------------------
                 City                       State                Zip Code                   Authorized Signature of Dealer
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
4 INVESTMENTS

                 A.   Enclosed is my check ($1,000 minimum) made payable to Ivy Money Market Fund. Please invest it in [ ] Class A
                      [ ] Class B* or [ ] Class C* shares.


                      $ --------------- (Amount Enclosed)


                      * Direct purchases of Class B and Class C shares may be made in conjunction with a systematic withdrawal plan into the same Class of a different Ivy or Mackenzie fund. (See " Direct Purchases of Class B and Class C
                        Shares" under "How To Buy Shares.")
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
5 DISTRIBUTION   A.   I would like to reinvest dividends and capital gains into additional shares in this account at net asset value
  OPTIONS             unless a different option is checked below.

                 B. [ ] Reinvest all dividends and capital gains into additional shares of a different Ivy fund.

                        --------------------------------    ---------------------------------
                        Fund Name                           Account Number                         [ ] New Account
                 C. [ ] Pay all dividends in cash and reinvest capital gains into additional shares in this Fund or a different Ivy fund.

                        --------------------------------    --------------------------             [ ] New Account
                        Fund Name                           Account Number


                 D. [ ] Pay all dividends and capital gains in cash.
                                                                I REQUEST THE ABOVE CASH DISTRIBUTION, SELECTED IN C OR D ABOVE, BE:

                    [ ] Sent to the address listed in the registration. [ ] Sent to the special payee listed in Section 7A [ ]
                                                                            (By Mail)
                                                                                                                        7B [ ]
                                                                            (By E.F.T.)
 -----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  6 OPTIONAL SPECIAL FEATURES
--------------------------------------------------------------------------------
       A. [ ] AUTOMATIC INVESTMENT METHOD (AIM)

              I wish to invest:                    My bank account will be debited on or about the:
                        [ ] Annually               _________________  day of the month of __________
                        [ ] Semi-Annually          _________________  day of the months of __________  and  __________
                        [ ] Quarterly              _________________  day of the [ ] first month of each calendar quarter
                                                                                 [ ] second
                                                                                 [ ] third
                        [ ] Monthly
                           [ ] once per month      ________ day of the month*
                           [ ] twice               ________ day of the month*
                           [ ] 3 times             ________ day of the month*
                           [ ] 4 times             ________ day of the month*

        Please invest $ _________________ each period starting in the month of
                          Dollar Amount
         ______________ in Ivy Money Market Fund.
             Month

        [ ] I have attached a voided check to ensure my correct bank account will be debited.

       B. [ ] SYSTEMATIC WITHDRAWAL PLANS**

         Class: I wish to automatically withdraw funds from my account in Ivy
              Money Market Fund: [ ] Class A Shares   [ ] Class B Shares
              [ ] Class C Shares

              Frequency:   [ ]  Monthly     If monthly, withdraw funds: [ ]   One per month
                           [ ]  Quarterly                               [ ]   Twice per month
                           [ ]  Semi-Annually                           [ ]   3 times per month
                           [ ]  Annually                                [ ]   4 times per month

              Payment Method: I request the withdrawal to be:  [ ]   Sent to the address listed in the registration
                                                               [ ]   Sent to the special payee listed in Section 7A
                                                               [ ]   Invested as part of a dollar-cost averaging
                                                                     program into additional shares of another
                                                                     Ivy fund (fill out information below)

         If part of a dollar-cost
           averaging program:_________________________    |_|_|_|_|_|_|_|_|_|_|
                              Ivy fund to be invested        Account Number

              Amount/Start Date: $_________________, starting on or about the   ________ day of the  __________________________
                                                                                                              month*
                                                                                ________ day of the  __________________________
                                                                                                              month
                                                                                ________ day of the  __________________________
                                                                                                              month
                                                                                ________ day of the  __________________________
                                                                                                              month

       C. [ ] FEDERAL FUNDS WIRE FOR REDEMPTION PROCEEDS**
              I authorize the Agent to honor telephone instructions for the redemption of Fund shares up to $50,000. Proceeds may be wire transferred to the bank account designated ($1,000 minimum). Shares issued in certificate form may not be redeemed under this privilege. (COMPLETE SECTION 7B)

       D. [ ] TELEPHONE EXCHANGES** [ ] Yes [ ] No
              I authorize exchanges by telephone among the Ivy and Mackenzie family of funds upon instructions from any person as more fully described in the Prospectus. To change this option once established, written instructions must be received from the shareholder of record or the current registered representative.

              If neither box is checked, the telephone exchange privilege will be provided automatically.

       E. [ ] TELEPHONE REDEMPTIONS** [ ] Yes [ ] No
              The Fund or its agents are authorized to honor telephone instructions from any person as more fully described in the Prospectus for the redemption of Fund shares. The amount of the redemption shall not exceed $50,000 and the proceeds are to be payable to the shareholder of record and mailed to the address of record. To change this option once established, written instructions must be received from the shareholder of record or the current registered representative.

              If neither box is checked, the telephone redemption privilege will be provided automatically.

        * There must be a period of at least seven calendar days between each investment/withdrawal period.

       ** This option may not be selected if shares are in certificate form.

--------------------------------------------------------------------------------
7 SPECIAL PAYEE
--------------------------------------------------------------------------------

         A.                  MAILING ADDRESS                 B.                   FED WIRE / E.F.T. INFORMATION
                Please send all disbursements to this
                special payee                                      ------------------------------------------------------------
                                                                                      Financial Institution
                ------------------------------------------
                Name of Bank or Individual                         ---------------------------     ----------------------------
                                                                   ABA #                           Account #
                ------------------------------------------
                Account Number (If Applicable)                     ------------------------------------------------------------
                                                                   Street
                ------------------------------------------
                Street                                             ------------------------------------------------------------
                                                                   City/State/Zip
                ------------------------------------------                        (Please attach a voided check)
                City/State/Zip

--------------------------------------------------------------------------------
8 CHECK WRITING ENROLLMENT FORM
--------------------------------------------------------------------------------

       THIS FEATURE IS AVAILABLE TO CLASS A SHAREHOLDERS ONLY. CHECKS MUST BE WRITTEN FOR A MINIMUM OF $100. Shares purchased in the Fund may be subject to a holding period of up to 15 calendar days before being redeemed by check. Please see the Prospectus for details.
       HOW TO ENROLL

       1. ALL REGISTERED OWNERS MUST SIGN THIS FORM IN THE SPACE PROVIDED BELOW.

       2. Check the appropriate Number of Signatures Required box to indicate the number of signatures required when writing checks.

       NUMBER OF SIGNATURES REQUIRED

       [ ] One signature is required
       [ ] More than one signature is required  _____________________________
                                                number of signatures required
       [ ] All signatures are required

       IF NONE OF THE ABOVE IS CHECKED THEN ALL SIGNATURES WILL BE REQUIRED

       -------------------------------------------------  ----------------------
       Authorized Signature                               Date

       -------------------------------------------------  ----------------------
       Authorized Signature                               Date

       -------------------------------------------------  ----------------------
       Authorized Signature                               Date

--------------------------------------------------------------------------------
9 SIGNATURES
--------------------------------------------------------------------------------

       Investors should be aware that the failure to check the "No" under Sections 6D and 6E above means that the Telephone Exchanges/Redemptions Privileges will be provided. The Fund employs reasonable procedures that require personal identification prior to acting on exchange/redemption instructions communicated by telephone to confirm that such instructions are genuine. In the absence of such procedures, the Fund may be liable for any losses due to unauthorized or fraudulent telephone instructions. Please see "Exchange Privilege" and "How to Redeem Shares" in the Prospectus for more information on these privileges.

       I certify to my legal capacity to purchase or redeem shares of the Fund for my own account or for the account of the organization named in Section 1. I have received a current Prospectus and understand its terms are incorporated in this application by reference. I am certifying my taxpayer information as stated in Section 2.

       THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

       ----------------------------------------------------------- ------------
       Signature of Owner, Custodian, Trustee or Corporate Officer Date

       ----------------------------------------------------------- ------------
       Signature of Joint Owner, Co-Trustee or Corporate Officer   Date

--------------------------------------------------------------------------------

01IVMXX0498               (REMEMBER TO SIGN SECTION 9)


                          IVY BOND FUND
                         IVY GROWTH FUND
                   IVY GROWTH WITH INCOME FUND
                  IVY US EMERGING GROWTH FUND

                           series of

                            IVY FUND
              Via Mizner Financial Plaza, Suite 300
                    700 South Federal Highway
                    Boca Raton, Florida 33432

               STATEMENT OF ADDITIONAL INFORMATION

                         April 30, 1998

_________________________________________________________________


     Ivy Fund (the "Trust") is an open-end management investment company that currently consists of eighteen fully managed portfolios, each of which (except for Ivy South America Fund) is diversified. This Statement of Additional Information ("SAI") describes the Class A, B, C and I shares of the four portfolios listed above (collectively, the "Funds," and each, a "Fund"). The other fourteen portfolios of the Trust are described in separate SAIs.

     This SAI is not a prospectus and should be read in conjunction with the Prospectus for the Funds dated April 30, 1998 (the "Prospectus"), which may be obtained upon request and without charge from the Trust at the Distributor's address and telephone number printed below. The Funds also offer Advisor Class shares, which are described in a separate prospectus and SAI that may also be obtained without charge from the Distributor.

                       INVESTMENT MANAGER

                  Ivy Management, Inc. ("IMI")
              Via Mizner Financial Plaza, Suite 300
                    700 South Federal Highway
                    Boca Raton, Florida 33432
                    Telephone: (800) 777-6472

                           DISTRIBUTOR

                Ivy Mackenzie Distributors, Inc.
              Via Mizner Financial Plaza, Suite 300
                    700 South Federal Highway
                   Boca Raton, Florida  33432
                    Telephone: (800) 456-5111



                        TABLE OF CONTENTS


INVESTMENT OBJECTIVES AND POLICIES . . . . . . . . . . . . . .  1

RISK FACTORS . . . . . . . . . . . . . . . . . . . . . . . . .  2
     ADJUSTABLE RATE PREFERRED STOCKS. . . . . . . . . . . . .  2
     BANKING INDUSTRY AND SAVINGS AND LOAN OBLIGATIONS . . . .  3
     BORROWING . . . . . . . . . . . . . . . . . . . . . . . .  3
     COMMERCIAL PAPER. . . . . . . . . . . . . . . . . . . . .  3
     CONVERTIBLE SECURITIES. . . . . . . . . . . . . . . . . .  3
     DEBT SECURITIES . . . . . . . . . . . . . . . . . . . . .  4
          IN GENERAL . . . . . . . . . . . . . . . . . . . . .  4
          U.S. GOVERNMENT SECURITIES . . . . . . . . . . . . .  4
          MUNICIPAL SECURITIES . . . . . . . . . . . . . . . .  5
          INVESTMENT-GRADE DEBT SECURITIES . . . . . . . . . .  5
          LOW-RATED DEBT SECURITIES. . . . . . . . . . . . . .  5
          ZERO COUPON BONDS. . . . . . . . . . . . . . . . . .  6
     FIRM COMMITMENT AGREEMENTS AND "WHEN-ISSUED"
          SECURITIES . . . . . . . . . . . . . . . . . . . . .  7
     FORWARD FOREIGN CURRENCY CONTRACTS. . . . . . . . . . . .  7
     FOREIGN SECURITIES. . . . . . . . . . . . . . . . . . . .  8
          DEPOSITORY RECEIPTS. . . . . . . . . . . . . . . . .  8
          EMERGING MARKETS . . . . . . . . . . . . . . . . . .  9
          FOREIGN CURRENCIES . . . . . . . . . . . . . . . . . 10
     ILLIQUID SECURITIES . . . . . . . . . . . . . . . . . . . 10
     REAL ESTATE INVESTMENT TRUSTS (REITS) . . . . . . . . . . 11
     REPURCHASE AGREEMENTS . . . . . . . . . . . . . . . . . . 11
     SMALL COMPANIES . . . . . . . . . . . . . . . . . . . . . 11
     WARRANTS. . . . . . . . . . . . . . . . . . . . . . . . . 12
     OPTIONS TRANSACTIONS. . . . . . . . . . . . . . . . . . . 12
          IN GENERAL . . . . . . . . . . . . . . . . . . . . . 12
          WRITING OPTIONS ON INDIVIDUAL SECURITIES . . . . . . 13
          PURCHASING OPTIONS ON INDIVIDUAL SECURITIES. . . . . 13
          PURCHASING AND WRITING OPTIONS ON SECURITIES
               INDICES . . . . . . . . . . . . . . . . . . . . 14
          RISKS OF OPTIONS TRANSACTIONS. . . . . . . . . . . . 14
     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. . . . 15
          IN GENERAL . . . . . . . . . . . . . . . . . . . . . 15
          INTEREST RATE FUTURES CONTRACTS. . . . . . . . . . . 16
          OPTIONS ON INTEREST RATE FUTURES CONTRACTS . . . . . 16
          FOREIGN CURRENCY FUTURES CONTRACTS AND RELATED
               OPTIONS . . . . . . . . . . . . . . . . . . . . 17
          RISKS ASSOCIATED WITH FUTURES AND RELATED OPTIONS. . 17
     SECURITIES INDEX FUTURES CONTRACTS. . . . . . . . . . . . 18
          RISKS OF SECURITIES INDEX FUTURES. . . . . . . . . . 19
     COMBINED TRANSACTIONS . . . . . . . . . . . . . . . . . . 20

INVESTMENT RESTRICTIONS. . . . . . . . . . . . . . . . . . . . 20

ADDITIONAL RESTRICTIONS. . . . . . . . . . . . . . . . . . . . 22

ADDITIONAL RIGHTS AND PRIVILEGES . . . . . . . . . . . . . . . 24
     AUTOMATIC INVESTMENT METHOD . . . . . . . . . . . . . . . 24
     EXCHANGE OF SHARES. . . . . . . . . . . . . . . . . . . . 24
          INITIAL SALES CHARGE SHARES. . . . . . . . . . . . . 24
          CONTINGENT DEFERRED SALES CHARGE SHARES. CLASS A . . 25
          CLASS B. . . . . . . . . . . . . . . . . . . . . . . 25
          CLASS C. . . . . . . . . . . . . . . . . . . . . . . 25
          CLASS I. . . . . . . . . . . . . . . . . . . . . . . 26
          ALL CLASSES. . . . . . . . . . . . . . . . . . . . . 26
     LETTER OF INTENT. . . . . . . . . . . . . . . . . . . . . 26
     RETIREMENT PLANS. . . . . . . . . . . . . . . . . . . . . 27
          INDIVIDUAL RETIREMENT ACCOUNTS . . . . . . . . . . . 27
          QUALIFIED PLANS. . . . . . . . . . . . . . . . . . . 29
          DEFERRED COMPENSATION FOR PUBLIC SCHOOLS AND
               CHARITABLE ORGANIZATIONS ("403(B)(7)
               ACCOUNT") . . . . . . . . . . . . . . . . . . . 29
          SIMPLIFIED EMPLOYEE PENSION ("SEP") IRAS . . . . . . 30
          SIMPLE PLANS . . . . . . . . . . . . . . . . . . . . 30
     REINVESTMENT PRIVILEGE. . . . . . . . . . . . . . . . . . 30
     RIGHTS OF ACCUMULATION. . . . . . . . . . . . . . . . . . 30
     SYSTEMATIC WITHDRAWAL PLAN. . . . . . . . . . . . . . . . 31
     GROUP SYSTEMATIC INVESTMENT PROGRAM . . . . . . . . . . . 31

BROKERAGE ALLOCATION . . . . . . . . . . . . . . . . . . . . . 32

TRUSTEES AND OFFICERS. . . . . . . . . . . . . . . . . . . . . 34
     PERSONAL INVESTMENTS BY EMPLOYEES OF IMI. . . . . . . . . 38

COMPENSATION TABLE . . . . . . . . . . . . . . . . . . . . . . 39

INVESTMENT ADVISORY AND OTHER SERVICES . . . . . . . . . . . . 41
     BUSINESS MANAGEMENT AND INVESTMENT ADVISORY SERVICES. . . 41
     DISTRIBUTION SERVICES . . . . . . . . . . . . . . . . . . 43
          RULE 18F-3 PLAN. . . . . . . . . . . . . . . . . . . 44
          RULE 12B-1 DISTRIBUTION PLANS. . . . . . . . . . . . 44
     CUSTODIAN . . . . . . . . . . . . . . . . . . . . . . . . 48
     FUND ACCOUNTING SERVICES. . . . . . . . . . . . . . . . . 48
     TRANSFER AGENT AND DIVIDEND PAYING AGENT. . . . . . . . . 48
     ADMINISTRATOR . . . . . . . . . . . . . . . . . . . . . . 48
     AUDITORS. . . . . . . . . . . . . . . . . . . . . . . . . 49

CAPITALIZATION AND VOTING RIGHTS . . . . . . . . . . . . . . . 49

NET ASSET VALUE. . . . . . . . . . . . . . . . . . . . . . . . 51

PORTFOLIO TURNOVER . . . . . . . . . . . . . . . . . . . . . . 52

REDEMPTIONS. . . . . . . . . . . . . . . . . . . . . . . . . . 53

CONVERSION OF CLASS B SHARES . . . . . . . . . . . . . . . . . 54

TAXATION . . . . . . . . . . . . . . . . . . . . . . . . . . . 54
     OPTIONS, FUTURES AND FOREIGN CURRENCY FORWARD
          CONTRACTS. . . . . . . . . . . . . . . . . . . . . . 55
     CURRENCY FLUCTUATIONS -- "SECTION 988" GAINS OR LOSSES. . 56
     INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANIES. . . . 56
     DEBT SECURITIES ACQUIRED AT A DISCOUNT. . . . . . . . . . 56
     DISTRIBUTIONS . . . . . . . . . . . . . . . . . . . . . . 57
     DISPOSITION OF SHARES . . . . . . . . . . . . . . . . . . 58
     FOREIGN WITHHOLDING TAXES . . . . . . . . . . . . . . . . 58
     BACKUP WITHHOLDING. . . . . . . . . . . . . . . . . . . . 59

PERFORMANCE INFORMATION. . . . . . . . . . . . . . . . . . . . 59
     YIELD . . . . . . . . . . . . . . . . . . . . . . . . . . 60
     AVERAGE ANNUAL TOTAL RETURN . . . . . . . . . . . . . . . 60
     OTHER QUOTATIONS, COMPARISONS AND GENERAL INFORMATION . . 71

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . 72

APPENDIX A
DESCRIPTION OF STANDARD & POOR'S CORPORATION ("S&P") AND
MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") CORPORATE BOND AND
COMMERCIAL PAPER RATINGS . . . . . . . . . . . . . . . . . . . 73




               INVESTMENT OBJECTIVES AND POLICIES

     Each Fund has its own investment objective and policies, which are described in the Prospectus under the captions "Investment Objectives and Policies" and "Risk Factors and Investment Techniques." The different types of securities and investment techniques used by the Funds involve varying degrees of risk, and are described more fully under "Risk Factors," below.

     IVY BOND FUND: Ivy Bond Fund seeks a high level of current income by investing primarily in (i) investment grade corporate bonds (those rated Aaa, Aa, A or Baa by Moody's Investors Service, Inc. ("Moody's") or AAA, AA, A or BBB by Standard & Poor's Corporation ("S&P"), or, if unrated, are considered by IMI to be of comparable quality) and (ii) U.S. Government securities (including mortgage-backed securities issued by U.S. Government agencies or instrumentalities) that mature in more than 13 months. As a fundamental policy, the Fund normally invests at least 65% of its total assets in these fixed income securities. For temporary defensive purposes, the Fund may invest without limit in U.S. Government securities maturing in 13 months or less, certificates of deposit, bankers' acceptances, commercial paper and repurchase agreements. The Fund may also invest up to 35% of its total assets in such money market securities in order to meet redemptions or to maximize income to the Fund while it is arranging longer-term investments.

     The Fund may invest up to 35% of its net assets in corporate debt securities, including zero coupon bonds (subject to the restrictions set forth below), rated Ba or below by Moody's or BB or below by S&P, or, if unrated, are considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). The Fund will not invest in debt securities rated less than C by either Moody's or S&P. During the twelve months ended December 31, 1997, based upon the dollar-weighted average ratings of the Fund's portfolio holdings at the end of each month during that period, the Fund had the following percentages of its total assets invested in debt securities rated in the categories indicated (all ratings are by either Moody's or S&P, whichever rating is higher): 4.5% in securities rated Aaa/AAA; 0% in securities rated Aa/AA; 7.8% in securities rated A/A; 50.0% in securities rated Baa/BBB; 14.4% in securities rated Ba/BB; 15.9% in securities rated B/B; and 1.3% in securities rated Caa/CCC or below. The asset composition of the Fund subsequent to the period indicated may or may not approximate these figures. See
Appendix A in the SAI for a description of Moody's and S&P's corporate bond ratings.

     The Fund may invest up to 5% of its net assets in dividend-paying common and preferred stocks (including adjustable rate preferred stocks and securities convertible into common stocks), municipal bonds, zero coupon bonds, and securities sold on a "when-issued" or firm commitment basis. As a temporary measure for extraordinary or emergency purposes, the Fund may borrow from banks up to 10% of the value of its total assets.

     The Fund may invest up to 20% of its net assets in debt securities of foreign issuers, including non-U.S. dollar-denominated debt securities, American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs"), American Depository Shares ("ADSs") and Global Depository Shares ("GDSs"), Eurodollar securities and debt securities issued, assumed or guaranteed by foreign governments or political subdivisions or instrumentalities thereof. The Fund may also enter into forward foreign currency contracts, but not for speculative purposes. The Fund may not invest more than 15% of the value of its net assets in illiquid securities.

     The Fund may purchase put and call options, provided the premium paid for such options does not exceed 10% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 50% of the value of its net assets, and may write covered call options so long as not more than 20% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in interest rate futures contracts, currency futures contracts and options on interest rate futures and currency futures contracts.

     IVY GROWTH FUND, IVY GROWTH WITH INCOME FUND, AND IVY US EMERGING GROWTH FUND: Each Fund's principal investment objective is long-term capital growth primarily through investment in equity securities, with current income being a secondary consideration. Ivy Growth with Income Fund has tended to emphasize dividend-paying stocks more than the other two Funds. Under normal conditions, each Fund invests at least 65% of its total assets in common stocks and securities convertible into common stocks. Ivy Growth Fund and Ivy Growth with Income Fund invest primarily in common stocks of domestic corporations with low price-earnings ratios and rising earnings, focusing on established, financially secure firms with capitalizations over $100 million and more than three years of operating history. Ivy US Emerging Growth Fund invests primarily in common stocks (or securities with similar characteristics) of small- and medium-sized companies, both domestic and foreign, that are in the early stages of their life cycles and that IMI believes have the potential to become major enterprises.

     All of the Funds may invest up to 25% of their net assets in foreign equity securities, primarily those traded in European, Pacific Basin and Latin American markets, some of which may be emerging markets involving special risks, as described below. Individual foreign securities are selected based on value indicators, such as a low price-earnings ratio, and are reviewed for fundamental financial strength.

     When circumstances warrant, each Fund may invest without limit in investment grade debt securities (e.g., U.S. Government securities or other corporate debt securities rated at least Baa by Moody's or BBB by S&P, or, if unrated, are considered by IMI to be of comparable quality), preferred stocks, or cash or cash equivalents such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements.

     Ivy Growth with Income Fund may invest less than 35% of its net assets in debt securities rated Ba or below by Moody's or BB or below by S&P, or if unrated, are considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). Ivy Growth Fund may invest up to 5% of its net assets in these low-rated debt securities. Neither Fund will invest in debt securities rated less than C by either Moody's or S&P. (As of December 31, 1997, neither Fund invested in low-rated debt securities).

     As a fundamental policy, each Fund may borrow up to 10% of the value of its total assets, but only for temporary purposes when it would be advantageous to do so from an investment standpoint. All of the Funds may invest up to 5% of their net assets in warrants. Each Fund may not invest more than 15% of its net assets in illiquid securities. All of the Funds may enter into forward foreign currency contracts. Ivy Growth Fund and Ivy Growth with Income Fund may also invest in equity real estate investment trusts.

     Each of the Funds may write put options, with respect to not more than 10% of the value of its net assets, on securities and stock indices, and may write covered call options with respect to not more than 25% of the value of its net assets. Each Fund may purchase options, provided the aggregate premium paid for all options held does not exceed 5% of its net assets. For hedging purposes only, each Fund may enter into stock index futures contracts as a means of regulating its exposure to equity markets. A Fund's equivalent exposure in stock index futures contracts will not exceed 15% of its total assets.

                          RISK FACTORS

ADJUSTABLE RATE PREFERRED STOCKS

     Adjustable rate preferred stocks have a variable dividend, generally determined on a quarterly basis according to a formula based upon a specified premium or discount to the yield on a particular U.S. Treasury security rather than a dividend which is set for the life of the issue. Although the dividend rates on these stocks are adjusted quarterly and their market value should therefore be less sensitive to interest rate fluctuations than are other fixed income securities and preferred stocks, the market values of adjustable rate preferred stocks have fluctuated and can be expected to continue to do so in the future.

BANKING INDUSTRY AND SAVINGS AND LOAN OBLIGATIONS

     Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank (meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument at maturity). In addition to investing in certificates of deposit and bankers' acceptances, a Fund may invest in time deposits in banks or savings and loan associations. Time deposits are generally similar to certificates of deposit, but are uncertificated. A Fund's investments in certificates of deposit, time deposits, and bankers' acceptances are limited to obligations of (i) banks having total assets in excess of $1 billion, (ii) U.S. banks which do not meet the $1 billion asset requirement, if the principal amount of such obligation is fully insured by the Federal Deposit Insurance Corporation (the "FDIC"), (iii) savings and loan associations which have total assets in excess of $1 billion and which are members of the FDIC, and (iv) foreign banks if the obligation is, in IMI's opinion, of an investment quality comparable to other debt securities which may be purchased by the particular Fund. A Fund's investments in certificates of deposit of savings associations are limited to obligations of Federal and state-chartered institutions whose total assets exceed $1 billion and whose deposits are insured by the FDIC.

BORROWING

     Borrowing may exaggerate the effect on a Fund's net asset value of any increase or decrease in the value of the Fund's portfolio securities. Money borrowed will be subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances). Although the principal of a Fund's borrowings will be fixed, the Fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk. All borrowings will be repaid before any additional investments are made.

COMMERCIAL PAPER

     Commercial paper represents short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations and finance companies. A Fund may invest in commercial paper that is rated Prime-1 by Moody's Investors Service, Inc. ("Moody's") or A-1 by Standard & Poor's Corporation ("S&P") or, if not rated by Moody's or S&P, is issued by companies having an outstanding debt issue rated Aaa or Aa by Moody's or AAA or AA by S&P.

CONVERTIBLE SECURITIES

     The convertible securities in which a Fund may invest include corporate bonds, notes, debentures, preferred stock and other securities that may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. Investments in convertible securities can provide income through interest and dividend payments as well as an opportunity for capital appreciation by virtue of their conversion or exchange features. Because convertible securities can be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stock changes, and, therefore, also tends to follow movements in the general market for equity securities. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock, although typically not as much as the price of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

     As debt securities, convertible securities are investments that provide for a stream of income. Like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations (see following section). Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

     Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, are senior in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, convertible bonds and convertible preferred stock typically have lower coupon rates than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income.

DEBT SECURITIES

     IN GENERAL. Investing in debt securities involves both interest rate and credit risk. Generally, the value of debt instruments rises and falls inversely with fluctuations in interest rates. As interest rates decline, the value of debt securities generally increases. Conversely, rising interest rates tend to cause the value of debt securities to decrease. Bonds with longer maturities generally are more volatile than bonds with shorter maturities. The market value of debt securities also varies according to the relative financial condition of the issuer. In general, lower-quality bonds offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument.

     U.S. GOVERNMENT SECURITIES. U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes, and bonds) and (2) Federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates, which are mortgage-backed securities). When such securities are held to maturity, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest possible credit quality. U.S. Government securities that are not held to maturity are subject to variations in market value due to fluctuations in interest rates.

     Mortgage-backed securities are securities representing part ownership of a pool of mortgage loans. For example, GNMA certificates are such securities in which the timely payment of principal and interest is guaranteed by the full faith and credit of the U.S. Government. Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the loans typically will be substantially less because the mortgages will be subject to principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayments tends to increase, thereby shortening the actual average life of the security. Conversely, rising interest rates tend to decrease the rate of prepayment, thereby lengthening the actual average life of the security (and increasing the security's price volatility).

Accordingly, it is not possible to predict accurately the average life of a particular pool. Reinvestment of prepayment may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, mortgage-backed securities can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates, and may involve significantly greater price and yield volatility than traditional debt securities.
Such securities may appreciate or decline in market value during periods of declining or rising interest rates, respectively.

     Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of nor guaranteed by the U.S. Treasury; however, they involve Federal sponsorship in one way or another. Some are backed by specific types of collateral, some are supported by the issuer's right to borrow from the Treasury, some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer, others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, Federal Home Loan Mortgage Association and Student Loan Marketing Association.

     MUNICIPAL SECURITIES. Municipal securities are debt obligations that generally have a maturity at the time of issue in excess of one year and are issued to obtain funds for various public purposes. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities, or, in some cases, from the proceeds of a special excise of a specific revenue source. Industrial development bonds or private activity bonds are issued by or on behalf of public authorities to obtain funds for privately-operated facilities and are in most cases revenue bonds that generally do not carry the pledge of the full faith and credit of the issuer of such bonds, but depend for payment on the ability of the industrial user to meet its obligations (or on any property pledged as security).

     The market prices of municipal securities, like those of taxable debt securities, go up and down when interest rates change. Thus, the net asset value per share can be expected to fluctuate and shareholders may receive more or less than their purchase price for shares they redeem.

     INVESTMENT-GRADE DEBT SECURITIES. Bonds rated Aaa by Moody's and AAA by S&P are judged to be of the best quality (i.e., capacity to pay interest and repay principal is extremely strong). Bonds rated Aa/AA are considered to be of high quality (i.e., capacity to pay interest and repay principal is very strong and differs from the highest rated issues only to a small degree). Bonds rated A are viewed as having many favorable investment attributes, but elements may be present that suggest a susceptibility to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Bonds rated Baa/BBB (considered by Moody's to be "medium grade" obligations) are considered to have an adequate capacity to pay interest and repay principal, but certain protective elements may be lacking (i.e., such bonds lack outstanding investment characteristics and have some speculative characteristics). A Fund may invest in debt securities that are given an investment-grade rating by Moody's or S&P, and may also invest in unrated debt securities that are considered by IMI to be of comparable quality.

     LOW-RATED DEBT SECURITIES. Securities rated lower than Baa or BBB and comparable unrated securities (commonly referred to as "high yield" or "junk" bonds) are considered to be predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. The lower the ratings of corporate debt securities, the more their risks render them like equity securities. Such securities carry a high degree of risk (including the possibility of default or bankruptcy of the issuers of such securities), and generally involve greater volatility of price and risk of principal and income (and may be less liquid) than securities in the higher rating categories. (See Appendix A for a more complete description of the ratings assigned by Moody's and S&P and their respective characteristics.)

     Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. During an economic downturn or period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service their principal and interest payment obligations. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a Fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

     The trading market for high yield securities may be thin to the extent that there is no established retail secondary market or because of a decline in the value of such securities. A thin trading market may limit the ability of a Fund to accurately value high yield securities in the Fund's portfolio, could adversely affect the price at which the Fund could sell such securities, and cause large fluctuations in the daily net asset value of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of low-rated debt securities, especially in a thinly traded market. When secondary markets for high yield securities become relatively less liquid, it may be more difficult to value the securities, requiring additional research and elements of judgment. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

     Credit quality in the high yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is the policy of IMI not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of a Fund's investment objectives by investment in such securities may be more dependent on IMI's credit analysis than is the case for higher quality bonds.
Should the rating of a portfolio security be downgraded, IMI will determine whether it is in the best interest of a Fund to retain or dispose of such security.

     Prices for high yield securities may be affected by legislative and regulatory developments. For example, Federal rules require savings and loan institutions to gradually reduce their holdings of this type of security. Also, Congress has from time to time considered legislation that would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

     While IMI may refer to ratings issued by established credit rating agencies, it is not IMI's policy to rely exclusively on such ratings, but rather to supplement such ratings with its own independent and ongoing review of credit quality. A Fund's achievement of its investment objective may, to the extent of its investment in low-rated debt securities, be more dependent upon IMI's credit analysis than would be the case if the Funds were investing in higher quality bonds. Should the rating of a portfolio security be downgraded, IMI will determine whether it is in the affected Fund's best interest to retain or dispose of the security. However, should any individual bond held by a Fund be downgraded below a rating of C, IMI currently intends to dispose of such bond based on then existing market conditions.

     ZERO COUPON BONDS. Zero coupon bonds are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. If a Fund holds zero coupon bonds in its portfolio, it would recognize income currently for Federal income tax purposes in the amount of the unpaid, accrued interest and generally would be required to distribute dividends repre-senting such income to shareholders currently, even though funds representing such income would not have been received by the Fund. Cash to pay dividends representing unpaid, accrued interest may be obtained from, for example, sales proceeds of portfolio securities and Fund shares and from loan proceeds. The potential sale of portfolio securities to pay cash distributions from income earned on zero coupon bonds may result in a Fund being forced to sell portfolio securities at a time when it might otherwise choose not to sell these securities and when the Fund might incur a capital loss on such sales. Because interest on zero coupon obligations is not distributed to the Fund on a current basis, but is in effect compounded, the value of such securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations which distribute income regularly.

FIRM COMMITMENT AGREEMENTS AND "WHEN-ISSUED" SECURITIES

     New issues of certain debt securities are often offered on a "when-issued" basis, meaning the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the date of the commitment to purchase. Firm commitment agreements call for the purchase of securities at an agreed-upon price on a specified future date. A Fund uses such investment techniques in order to secure what is considered to be an advantageous price and yield to the Fund and not for purposes of leveraging the Fund's assets. In either instance, the Fund will maintain in a segregated account with its Custodian cash or liquid securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the underlying securities.

FORWARD FOREIGN CURRENCY CONTRACTS

     A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date (usually less than a year), and typically is individually negotiated and privately traded by currency traders and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for commissions, they do realize a profit based on the difference between the price at which they are buying and selling various currencies. Although these contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.

     While a Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for a Fund than if it had not engaged in such transactions. Moreover, there may be an imperfect correlation between a Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by that Fund. An imperfect correlation of this type may prevent a Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss.

     A Fund will not enter into forward contracts or maintain a net exposure to such contracts where the consummation of the contract would obligate the Fund to deliver an amount of currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Further, a Fund generally will not enter into a forward contract with a term of greater than one year.

     A Fund will hold cash or liquid securities in a segregated account with its Custodian in an amount equal (on a daily marked-to-market basis) to the amount of the commitments under these contracts. At the maturity of a forward contract, a Fund may either accept or make delivery of the currency specified in the contract, or, prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

FOREIGN SECURITIES

     A Fund may invest in securities of foreign issuers, including non-U.S. dollar-denominated debt securities, Euro dollar securities, sponsored and unsponsored American Depository Receipts ("ADRs"), American Depository Shares ("ADSs"), Global Depository Receipts ("GDRs"), Global Depository Shares ("GDSs") and debt securities issued, assumed or guaranteed by foreign governments or political subdivisions or instrumentalities thereof. Shareholders should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in the Funds' domestic investments.

     Although IMI intends to invest a Fund's assets only in nations that are generally considered to have relatively stable and friendly governments, there is the possibility of expropriation, nationalization, repatriation or confiscatory taxation, taxation on income earned in a foreign country and other foreign taxes, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default on foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations. In addition, in many countries there is less publicly available information about issuers than is available for U.S. companies. Moreover, foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. In many foreign countries, there is less governmental supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the United States. Foreign securities transactions may also be subject to higher brokerage costs than domestic securities transactions. The foreign securities markets of many of the countries in which a Fund may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States. In addition, a Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgment in foreign courts.

     Foreign stock markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause that Fund to miss attractive investment opportunities. Further, the inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund because of subsequent declines in the value of the portfolio security or, if a Fund has entered into a contract to sell the security, in possible liability to the purchaser. Fixed commissions on some foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although IMI will endeavor to achieve the most favorable net results on a Fund's portfolio transactions. It may be more difficult for a Fund's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. IMI seeks to mitigate the risks to a Fund associated with the foregoing considerations through investment variation and continuous professional management.

     DEPOSITORY RECEIPTS. ADRs, GDRs and similar instruments, the issuance of which is typically administered by a U.S. or foreign bank or trust company, evidence ownership of underlying securities issued by a U.S. or foreign corporation. ADRs are publicly traded on exchanges or over-the-counter ("OTC") in the United States. Unsponsored programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, information concerning the issuer may not be as current or as readily available as in the case of sponsored depository instruments, and their prices may be more volatile than if they were sponsored by the issuers of the underlying securities.

     EMERGING MARKETS. A Fund could have significant investments in securities traded in emerging markets. Investors should recognize that investing in such countries involves special considerations, in addition to those set forth above, that are not typically associated with investing in United States securities and that may affect a Fund's performance favorably or unfavorably.

     In recent years, many emerging market countries around the world have undergone political changes that have reduced government's role in economic and personal affairs and have stimulated investment and growth. Historically, there is a strong direct correlation between economic growth and stock market returns. While this is no guarantee of future performance, IMI believes that investment opportunities (particularly in the energy, environmental services, natural resources, basic materials, power, telecommunications and transportation industries) may result within the evolving economies of emerging market countries from which the Fund and its shareholders will benefit.

     Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. Such risks include (i) less social, political and economic stability; (ii) a small market for securities and/or a low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility;
(iii) certain national policies that may restrict a Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
(iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until relatively recently in certain Eastern European countries, of a capital market structure or market-oriented economy; (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries; and (viii) the possibility that currency devaluations could adversely affect the value of a Fund's investments. Further, many emerging markets have experienced and continue to experience high rates of inflation.

     Despite the dissolution of the Soviet Union, the Communist Party may continue to exercise a significant role in certain Eastern European countries. To the extent of the Communist Party's influence, investments in such countries will involve risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, a Fund could lose a substantial portion of any investments it has made in the affected countries. Further, few (if any) accounting standards exist in Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial in relation to the actual market values and may be adverse to a Fund's net asset value.

     Certain Eastern European countries that do not have well-established trading markets are characterized by an absence of developed legal structures governing private and foreign investments and private property. In addition, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.

     Authoritarian governments in certain Eastern European countries may require that a governmental or quasi-governmental authority act as custodian of a Fund's assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to the custody of a Fund's cash and securities, that Fund's investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such countries.

     FOREIGN CURRENCIES. Investment in foreign securities usually will involve currencies of foreign countries. A Fund may also temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs and may purchase forward foreign currency contracts. Because of these factors, the value of the assets of a Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. Although the Funds' Custodian values each Fund's assets daily in terms of U.S. dollars, the Funds generally do not convert their holdings of foreign currencies into U.S. dollars on a daily basis. A Fund will do so from time to time, however, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.

     Because a Fund normally will be invested in both U.S. and foreign securities markets, changes in the Fund's share price may have a low correlation with movements in U.S. markets. A Fund's share price will reflect the movements of both the different stock and bond markets in which it is invested (both U.S. and foreign), and of the currencies in which the investments are denominated. Thus, the strength or weakness of the U.S. dollar against foreign currencies may account for part of a Fund's investment performance. U.S. and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly. In addition, significant uncertainty surrounds the proposed introduction of the euro (a common currency for the European Union) in January 1999 and its effect on the value of securities denominated in local European currencies. These and other currencies in which the Funds' assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

ILLIQUID SECURITIES

     A Fund may purchase securities other than in the open market. While such purchases may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities" or "not readily marketable"(i.e., they cannot be sold to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"), or the availability of an exemption from registration (such as Rule 144A) or because they are subject to other legal or contractual delays in or restrictions on resale). This investment practice, therefore, could have the effect of increasing the level of illiquidity of a Fund. It is a Fund's policy that illiquid securities (including repurchase agreements of more than seven days duration, certain restricted securities, and other securities which are not readily marketable) may not constitute, at the time of purchase, more than 15% of the value of the Fund's net assets. The Trust's Board of Trustees has approved guidelines for use by IMI in determining whether a security is illiquid.

     Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the 1933 Act. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. If adverse market conditions were to develop during the period between a Fund's decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. Where a registration statement is required for the resale of restricted securities, a Fund may be required to bear all or part of the registration expenses. A Fund may be deemed to be an "underwriter" for purposes of the 1933 Act when selling restricted securities to the public and, in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

     Since it is not possible to predict with assurance that the market for securities eligible for resale under Rule 144A will continue to be liquid, IMI will monitor such restricted securities subject to the supervision of the Board of Trustees. Among the factors IMI may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer).

REAL ESTATE INVESTMENT TRUSTS (REITS)

     A REIT is a corporation, trust or association that invests in real estate mortgages or equities for the benefit of its investors. REITs are dependent upon management skill, may not be diversified and are subject to the risks of financing projects. Such entities are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

REPURCHASE AGREEMENTS

     Repurchase agreements are contracts under which a Fund buys a money market instrument and obtains a simultaneous commitment from the seller to repurchase the instrument at a specified time and at an agreed-upon yield. Under guidelines approved by the Board, a Fund is permitted to enter into repurchase agreements only if the repurchase agreements are at least fully collateralized with U.S. Government securities or other securities that IMI has approved for use as collateral for repurchase agreements and the collateral must be marked-to-market daily. A Fund will enter into repurchase agreements only with banks and broker-dealers deemed to be creditworthy by its Adviser under the above-referenced guidelines. In the unlikely event of failure of the executing bank or broker-dealer, a Fund could experience some delay in obtaining direct ownership of the underlying collateral and might incur a loss if the value of the security should decline, as well as costs in disposing of the security.

SMALL COMPANIES

     Investing in smaller company stocks involves certain special considerations and risks that are not usually associated with investing in larger, more established companies. For example, the securities of small or new companies may be subject to more abrupt or erratic market movements because they tend to be thinly traded and are subject to a greater degree to changes in the issuer's earnings and prospects. Small companies also tend to have limited product lines, markets or financial resources. Transaction costs in smaller company stocks also may be higher than those of larger companies.

WARRANTS

     The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. However, prices of warrants do not necessarily move in a tandem with the prices of the underlying securities, and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a Fund were not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant.

OPTIONS TRANSACTIONS

     IN GENERAL. A Fund may engage in transactions in options on securities and stock indices in accordance with its stated investment objective and policies. A Fund may also purchase put options on securities and may purchase and sell (write) put and call options on stock indices. Options on securities and stock indices purchased or written by a Fund will be limited to options traded on national securities exchanges, boards of trade or similar entities, or in the OTC markets.

     A call option is a short-term contract (having a duration of less than one year) pursuant to which the purchaser, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. A put option is a similar contract pursuant to which the purchaser, in return for a premium paid, has the right to sell the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option, to buy the underlying security at the exercise price. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the time remaining to expiration of the option, supply and demand, and interest rates.

     If the writer of an option wishes to terminate the obligation, the writer may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the Options Clearing Corporation. However, a writer may not effect a closing purchase transaction after it has been notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate his or her position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected at any particular time or at any acceptable price. If any call or put option is not exercised or sold, it will become worthless on its expiration date.

     A Fund will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put previously written by the Fund if the premium, plus commission costs, paid by the Fund to purchase the call or the put is less (or greater) than the premium, less commission costs, received by the Fund on the sale of the call or the put. A gain also will be realized if a call or a put that a Fund has written lapses unexercised, because the Fund would retain the premium. Any such gains (or losses) are considered short-term capital gains (or losses) for Federal income tax purposes. Net short-term capital gains, when distributed by a Fund, are taxable as ordinary income. See "Taxation."

     A Fund will realize a gain (or a loss) on a closing sale transaction with respect to a call or a put previously purchased by the Fund if the premium, less commission costs, received by the Fund on the sale of the call or the put is greater (or less) than the premium, plus commission costs, paid by the Fund to purchase the call or the put. If a put or a call expires unexercised, it will become worthless on the expiration date, and a Fund will realize a loss in the amount of the premium paid, plus commission costs. Any such gain or loss will be long-term or short-term gain or loss, depending upon a Fund's holding period for the option.

     Exchange-traded options generally have standardized terms and are issued by a regulated clearing organization (such as the Options Clearing Corporation), which, in effect, guarantees the completion of every exchange-traded option transaction. In contrast, the terms of OTC options are negotiated by a Fund and its counterparty (usually a securities dealer or a financial institution) with no clearing organization guarantee. When a Fund purchases an OTC option, it relies on the party from whom it has purchased the option (the "counterparty") to make delivery of the instrument underlying the option. If the counterparty fails to do so, a Fund will lose any premium paid for the option, as well as any expected benefit of the transaction. Accordingly, IMI will assess the creditworthiness of each counterparty to determine the likelihood that the terms of the OTC option will be satisfied.

     WRITING OPTIONS ON INDIVIDUAL SECURITIES.  A Fund may write
(sell) covered call options on the Fund's securities in an attempt to realize a greater current return than would be realized on the securities alone. A Fund may also write covered call options to hedge a possible stock or bond market decline (only to the extent of the premium paid to the Fund for the options). In view of the investment objectives of a Fund, the Fund generally would write call options only in circumstances where the investment adviser to the Fund does not anticipate significant appreciation of the underlying security in the near future or has otherwise determined to dispose of the security.

     A Fund may write covered call options as described in the Funds' Prospectus. A "covered" call option means generally that so long as the Fund is obligated as the writer of a call option, the Fund will (i) own the underlying securities subject to the option, or (ii) have the right to acquire the underlying securities through immediate conversion or exchange of convertible preferred stocks or convertible debt securities owned by the Fund. Although a Fund receives premium income from these activities, any appreciation realized on an underlying security will be limited by the terms of the call option. A Fund may purchase call options on individual securities only to effect a "closing purchase transaction."

     As the writer of a call option, a Fund receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period, if the option is exercised. So long as a Fund remains obligated as a writer of a call option, it forgoes the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such a profit (and retains the risk of loss should the value of the underlying security decline).

     PURCHASING OPTIONS ON INDIVIDUAL SECURITIES. A Fund may purchase a put option on an underlying security owned by the Fund as a defensive technique in order to protect against an anticipated decline in the value of the security. A Fund, as the holder of the put option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that a Fund must pay. These costs will reduce any profit a Fund might have realized had it sold the underlying security instead of buying the put option. The premium paid for the put option would reduce any capital gain otherwise available for distribution when the security is eventually sold. The purchase of put options will not be used by a Fund for leveraging purposes.

     A Fund may also purchase a put option on an underlying security that it owns and at the same time write a call option on the same security with the same exercise price and expiration date. Depending on whether the underlying security appreciates or depreciates in value, a Fund would sell the underlying security for the exercise price either upon exercise of the call option written by it or by exercising the put option held by it. A Fund would enter into such transactions in order to profit from the difference between the premium received by the Fund for the writing of the call option and the premium paid by the Fund for the purchase of the put option, thereby increasing the Fund's current return. A Fund may write (sell) put options on individual securities only to effect a "closing sale transaction."

     PURCHASING AND WRITING OPTIONS ON SECURITIES INDICES. A Fund may purchase and sell (write) put and call options on securities indices. An index assigns relative values to the securities included in the index and the index fluctuates with changes in the market values of the securities so included. Options on indices are similar to options on individual securities, except that, rather than giving the purchaser the right to take delivery of an individual security at a specified price, they give the purchaser the right to receive cash. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars, times a specified multiple (the "multiplier"). The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

     The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices have different multipliers.

     When a Fund writes a call or put option on a stock index, the option is "covered", in the case of a call, or "secured", in the case of a put, if the Fund maintains in a segregated account with the Custodian cash or liquid securities equal to the contract value. A call option is also covered if a Fund holds a call on the same index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written, provided that the Fund maintains in a segregated account with the Custodian the difference in cash or liquid securities. A put option is also "secured" if a Fund holds a put on the same index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written or (ii) less than the exercise price of the put written, provided that the Fund maintains in a segregated account with the Custodian the difference in cash or liquid securities.

     RISKS OF OPTIONS TRANSACTIONS. The purchase and writing of options involves certain special risks. During the option period, the covered call writer, in return for the premium on the option, has given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities (or cash in the case of an index option) at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security (or index), in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, a Fund will lose its entire investment in the option. Also, where a put or call option on a particular security (or index) is purchased to hedge against price movements in a related security (or securities), the price of the put or call option may move more or less than the price of the related security (or securities). In this regard, there are differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective.

     There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position. Finally, trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange. Closing transactions can be made for OTC options only by negotiating directly with the counterparty or by a transaction in the secondary market, if any such market exists.

There is no assurance that a Fund will be able to close out an OTC option position at a favorable price prior to its expiration.

In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration. Although a Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, the Fund may experience losses in some cases as a result of such inability.

     A Fund's options activities may impact the level of its portfolio turnover and brokerage commissions. See "Portfolio
Turnover."

     A Fund's success in using options techniques depends, among other things, on the Advisor's ability to predict accurately the direction and volatility of price movements in the options and securities markets, and to select the proper type, time and duration of options.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     IN GENERAL. A Fund may enter into futures contracts and options on futures contracts for hedging purposes. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a commodity at a specified price and time. When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its Custodian (or broker, if legally permitted) in a segregated account a specified amount of cash or liquid securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day a Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, a Fund will mark-to-market its open futures position.

     A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts it has written. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

     Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery of offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, a Fund generally realizes a capital gain, or if it is more, the Fund generally realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund generally realizes a capital gain, or if it is less, the Fund generally realizes a capital loss. The transaction costs must also be included in these calculations.

     When purchasing a futures contract, a Fund will maintain in a segregated account with its Custodian (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with a futures commission merchant ("FCM") as margin, are equal to the market value of the futures contract. Alternatively, a Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund.

     When selling a futures contact, a Fund will maintain with its Custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by that Fund (or at a higher price if the difference is maintained in cash or liquid assets in a segregated account with the Fund's Custodian).

     When selling a call option on a futures contract, a Fund will maintain with its Custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, equal the total market value of the futures contract underlying the call option. Alternatively, a Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by that Fund.

     When selling a put option on a futures contract, a Fund will maintain with its Custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that equal the purchase price of the futures contract less any margin on deposit. Alternatively, a Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

     INTEREST RATE FUTURES CONTRACTS. A Fund may engage in interest rate futures contracts transactions for hedging purposes only. An interest rate futures contract is an agreement between parties to buy or sell a specified debt security at a set price on a future date. The financial instruments that underlie interest rate futures contracts include long-term U.S. Treasury bonds, U.S. Treasury notes, GNMA certificates, and three-month U.S. Treasury bills. In the case of futures contracts traded on U.S. exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be in the cash financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security will result in lower transaction costs being incurred.

     A Fund may sell interest rate futures contracts in order to hedge its portfolio securities whose value may be sensitive to changes in interest rates. In addition, a Fund could purchase and sell these futures contracts in order to hedge its holdings in certain common stocks (such as utilities, banks and savings and loans) whose value may be sensitive to changes in interest rates. A Fund could sell interest rate futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of its securities that might otherwise result. When a Fund is not fully invested in securities, it could purchase interest rate futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of securities that it intends to purchase. As such purchases are made, an equivalent amount of interest rate futures contracts will be terminated by offsetting sales. In a substantial majority of these transactions, a Fund would purchase such securities upon termination of the futures position whether the futures position results from the purchase of an interest rate futures contract or the purchase of a call option on an interest rate futures contract, but under unusual market conditions, a futures position may be terminated without the corresponding purchase of securities.

     OPTIONS ON INTEREST RATE FUTURES CONTRACTS. Options on interest rate futures give the purchaser the right (but not the obligation), in return for the premium paid, to assume a position in an interest rate futures contract at a specified exercise price at a time during the period of the option.

     Transactions in options on interest rate futures enable a Fund to hedge against the possibility that fluctuations in interest rates and other factors may result in a general decline in prices of debt securities owned by the Fund. Assuming that any decline in the securities being hedged is accomplished by a rise in interest rates, the purchase of put options and sale of call options on the futures contracts may generate gains which can partially offset any decline in the value of the Fund's portfolio securities which have been hedged. However, if after the Fund purchases or sells an option on a futures contract the value of the securities being hedged moves in the opposite direction from that contemplated, the Fund may experience losses in the form of premiums on such options which would partially offset gains the Fund would have.

     FOREIGN CURRENCY FUTURES CONTRACTS AND RELATED OPTIONS. A Fund may engage in foreign currency futures contracts and related options transactions for hedging purposes. A foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a foreign currency at a specified price and time.

     An option on a foreign currency futures contract gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon the exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

     A Fund may purchase call and put options on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which portfolio securities of the Fund may be denominated. A call option on a foreign currency gives the buyer the right to buy, and a put option the right to sell, a certain amount of foreign currency at a specified price during a fixed period of time. The Fund may invest in options on foreign currency which are either listed on a domestic securities exchange or traded on a recognized foreign exchange.

     In those situations where foreign currency options may not be readily purchased (or where such options may be deemed illiquid) in the currency in which the hedge is desired, the hedge may be obtained by purchasing an option on a "surrogate" currency (i.e., a currency where there is tangible evidence of a direct correlation in the trading value of the two currencies).
A surrogate currency's exchange rate movements parallel that of the primary currency. Surrogate currencies are used to hedge an illiquid currency risk, when no liquid hedge instruments exist in world currency markets for the primary currency.

     A Fund will only enter into currency futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity or quoted on an automated quotation system. A Fund will not enter into a futures contract or purchase an option thereon if, immediately thereafter, the aggregate initial margin deposits for futures contracts held by the Fund plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," would exceed 5% of the liquidation value of the Fund's portfolio (or the Fund's net asset value), after taking into account unrealized profits and unrealized losses on any such contracts the Fund has entered into. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in the money" if the exercise price exceeds the value of the futures contract that is the subject of the option. For additional information about margin deposits required with respect to futures contracts and options thereon, see "Futures Contracts and Options on Futures Contracts."

     RISKS ASSOCIATED WITH FUTURES AND RELATED OPTIONS. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in a Fund's portfolio securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

     There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.

     Currency futures contracts and options thereon may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such position also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

SECURITIES INDEX FUTURES CONTRACTS

     A Fund may enter into securities index futures contracts as an efficient means of regulating the Fund's exposure to the equity markets. A Fund will not engage in transactions in futures contracts for speculation but only as a hedge against changes resulting from market conditions in the values of securities held in the Fund's portfolio or which it intends to purchase. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. The value of a unit is the current value of the stock index. For example, the S&P 500 Index is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange (the "Exchange").

The S&P 500 Index assigns relative weightings to the 500 common stocks included in the Index, and the Index fluctuates with changes in the market values of the shares of those common stocks. In the case of the S&P 500 Index, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 Index were $150, one contract would be worth $75,000 (500 units x $150).
The index futures contract specifies that no delivery of the actual securities making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 500 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, a Fund will gain $2,000 (500 units x gain of $4). If a Fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will lose $2,000 (500 units x loss of $4).

     RISKS OF SECURITIES INDEX FUTURES. A Fund's success in using hedging techniques depends, among other things, on IMI's ability to predict correctly the direction and volatility of price movements in the futures and options markets as well as in the securities markets and to select the proper type, time and duration of hedges. The skills necessary for successful use of hedges are different from those used in the selection of individual stocks.

     A Fund's ability to hedge effectively all or a portion of its securities through transactions in index futures (and therefore the extent of its gain or loss on such transactions) depends on the degree to which price movements in the underlying index correlate with price movements in the Fund's securities. Insofar as such securities do not duplicate the components of an index, the correlation probably will not be perfect. Consequently, a Fund will bear the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. This risk will increase as the composition of a Fund's portfolio diverges from the composition of the hedging instrument.

     Although a Fund intends to establish positions in these instruments only when there appears to be an active market, there is no assurance that a liquid market will exist at a time when the Fund seeks to close a particular option or futures position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers. In addition, the futures exchanges may suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange. In some cases, a Fund may experience losses as a result of its inability to close out a position, and it may have to liquidate other investments to meet its cash needs.

     Although some index futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, a Fund generally realizes a capital gain, or if it is more, the Fund generally realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund generally realizes a capital gain, or if it is less, the Fund generally realizes a capital loss. The transaction costs must also be included in these calculations.

     A Fund will only enter into index futures contracts or futures options that are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. A Fund will use futures contracts and related options only for "bona fide hedging" purposes, as such term is defined in applicable regulations of the CFTC.

     When purchasing an index futures contract, a Fund will maintain with its Custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with a futures commission merchant ("FCM") as margin, are equal to the market value of the futures contract. Alternatively, a Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by a Fund.

     When selling an index futures contract, a Fund will maintain with its Custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting a Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in cash or liquid assets in a segregated account with the Fund's Custodian).

COMBINED TRANSACTIONS

     A Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and some combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single transaction, as part of a single or combined strategy when, in the opinion of IMI, it is in the best interests of a Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on IMI's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the management objective.

                     INVESTMENT RESTRICTIONS

     A Fund's investment objective, as set forth in the Prospectus under "Investment Objectives and Policies," and the investment restrictions set forth below are fundamental policies of the Fund and may not be changed with respect to that Fund without the approval of a majority (as defined in the 1940 Act) of the outstanding voting shares of that Fund. Under these restrictions, each of Ivy US Emerging Growth Fund, Ivy Growth Fund and Ivy Growth with Income Fund may not:

        (i) purchase or sell real estate or commodities and commodity contracts;

       (ii)    purchase securities on margin;

      (iii)    sell securities short;

       (iv) participate in an underwriting or selling group in connection with the public distribution of securities except for its own capital stock;

        (v) purchase from or sell to any of its officers or trustees, or firms of which any of them are members or which they control, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions to the extent permitted by the Investment Company Act of 1940;

       (vi) make an investment in securities of companies in any one industry (except obligations of domestic banks or the U.S. Government, its agencies, authorities, or instrumentalities) if such investment would cause investments in such industry to exceed 25% of the market value of the Fund's total assets at the time of such investment;

      (vii) issue senior securities, except as appropriate to evidence indebtedness which it is permitted to incur, and except to the extent that shares of the separate classes or series of the Trust may be deemed to be senior securities; provided that collateral arrangements with respect to currency-related contracts, futures contracts, options or other permitted investments, including deposits of initial and variation margin, are not considered to be the issuance of senior securities for purposes of this restriction;

     (viii) lend any funds or other assets, except that this restriction shall not prohibit (a) the entry into repurchase agreement or (b) the purchase of publicly distributed bonds, debentures and other securities of a similar type, or privately placed municipal or corporate bonds, debentures and other securities of a type customarily purchased by institutional investors or publicly traded in the securities markets;

       (ix) borrow money, except for temporary purposes where investment transactions might advantageously require it. Any such loan may not be for a period in excess of 60 days, and the aggregate amount of all outstanding loans may not at any time exceed 10% of the value of the total assets of the Fund at the time any such loan is made.

     Under the 1940 Act, a Fund is permitted, subject to each Fund's investment restrictions, to borrow money only from banks. The Trust has no current intention of borrowing amounts in excess of 5% of each the Fund's assets. Each of Ivy US Emerging Growth Fund, Ivy Growth Fund and Ivy Growth with Income Fund will continue to interpret fundamental investment restriction (i) above to prohibit investment in real estate limited partnership interests; this restriction shall not, however, prohibit investment in readily marketable securities of companies that invest in real estate or interests therein, including REITs.

Further, as a matter of fundamental policy, each of Ivy Growth
Fund and Ivy Growth with Income Fund may not:

        (i) invest more than 5% of the value of its total assets in the securities of any one issuer (except obligations of domestic banks or the U.S.
               Government, its agencies, authorities and instrumentalities);

       (ii) purchase the securities of any other open-end investment company, except as part of a plan of merger or consolidation; or

      (iii) hold more than 10% of the voting securities of any one issuer (except obligations of domestic banks or the U.S. Government, its agencies, authorities and instrumentalities).

   Further, as a matter of fundamental policy, each of Ivy Bond
Fund and Ivy US Emerging Growth Fund may not:

        (i) purchase securities of any one issuer (except U.S. Government securities) if as a result more than 5% of the Fund's total assets would be invested in such issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer; provided, however, that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations.

Further, as a matter of fundamental policy, Ivy Bond Fund may not:

        (i) Make investments in securities for the purpose of exercising control over or management of the issuer;

       (ii) Borrow amounts in excess of 10% of its total assets, taken at the lower of cost or market value, and then only from banks as a temporary measure for extraordinary or emergency purposes.

      (iii) Purchase the securities of issuers conducting their principal business activities in the same industry if immediately after such purchase the value of the Fund's investments in such industry would exceed 25% of the value of the total assets of the Fund;

       (iv)    Act as an underwriter of securities;

        (v) Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with any repurchase agreement or any permitted borrowing.

       (vi) Invest in real estate, real estate mortgage loans, commodities, commodity futures contracts or interests in oil, gas and/or mineral exploration or development programs, although a Fund may purchase and sell (a) securities which are secured by real estate, (b) securities of issuers which invest or deal in real estate, and (c) futures contracts as described in a Fund's Prospectus;

      (vii) Participate on a joint or a joint and several basis in any trading account in securities. The "bunching" of orders of the Fund--or of the Fund and of other accounts under the investment management of the persons rendering investment advice to the Fund--for the sale or purchase of portfolio securities shall not be considered participation in a joint securities trading account;

     (viii) Purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions. The deposit or payment by a Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin;

       (ix) Make loans, except that this restriction shall not prohibit (a) the purchase and holding of a portion of an issue of publicly distributed debt securities, (b) the lending of portfolio securities (provided that the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents maintained on daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned), or (c) entry into repurchase agreements with banks or broker-dealers;

        (x) Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund (except as may be necessary in connection with permitted borrowings and then not in excess of 20% of the Fund's total assets); provided, however, this does not prohibit escrow, collateral or margin arrangements in connection with its use of options, short sales, futures contracts and options on future contracts; or

       (xi) Make short sales of securities or maintain a short position.

                     ADDITIONAL RESTRICTIONS

     Unless otherwise indicated, each Fund has adopted the following additional restrictions, which are not fundamental and which may be changed without shareholder approval, to the extent permitted by applicable law, regulation or regulatory policy. Under these restrictions, each Fund may not:

       (i) purchase any security if, as a result, the Fund would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old.

   Further, as a matter of non-fundamental policy, each of Ivy US
Emerging Growth Fund, Ivy Growth Fund and Ivy Growth with Income
Fund may not:

        (i) invest in oil, gas or other mineral leases or exploration or development programs;

       (ii) engage in the purchase and sale of puts, calls, straddles or spreads (except to the extent described in the Prospectus and in this SAI);

      (iii) invest in companies for the purpose of exercising control of management; or

       (iv) invest more than 5% of its total assets in warrants, valued at the lower of cost or market, or more than 2% of its total assets in warrants, so valued, which are not listed on either the New
               York or American Stock Exchanges.

   Further, as a matter of non-fundamental policy, each of Ivy
Bond Fund, Ivy US Emerging Growth Fund and Ivy Growth with Income
Fund may not:

        (i) purchase or retain securities of any company if officers and Trustees of the Trust and officers and directors of Ivy Management, Inc. (the Manager, with respect to Ivy Bond Fund), MIMI or Mackenzie Financial Corporation who individually own more than 1/2 of 1% of the securities of that company together own beneficially more than 5% of such securities.

Further, as a matter of non-fundamental policy, each of Ivy
Growth Fund and Ivy Growth with Income Fund may not:

        (i) invest more than 5% of the value of its total assets in the securities of issuers which are not readily marketable.

   Further, as a matter of non-fundamental policy, each of Ivy
Bond Fund and Ivy US Emerging Growth Fund may not:

        (i) invest more than 15% of its net assets taken at market value at the time of investment in "illiquid securities." Illiquid securities may include securities subject to legal or contractual restrictions on resale (including private placements), repurchase agreements maturing in more than seven days, certain options traded over the counter that the Fund has purchased, securities being used to cover certain options that a fund has written, securities for which market quotations are not readily available, or other securities which legally or in IMI's opinion, subject to the Board's supervision, may be deemed illiquid, but shall not include any instrument that, due to the existence of a trading market, to the Fund's compliance with certain conditions intended to provide liquidity, or to other factors, is liquid.

Further, as a matter of non-fundamental policy, Ivy US Emerging
Growth Fund may not:

        (i) purchase securities of other investment companies, except in connection with a merger, consolidation or sale of assets, and except that it may purchase shares of other investment companies subject to such restrictions as may be imposed by the 1940 Act and rules thereunder or by any state in which its shares are registered.

Further, as a matter of non-fundamental policy, Ivy Bond Fund may not:

        (i) purchase or sell real estate limited partnership interests; or

       (ii) purchase or sell interests in oil, gas or mineral leases (other than securities of companies that invest in or sponsor such programs).

     Whenever an investment objective, policy or restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall, unless otherwise indicated, apply to a Fund only at the time a transaction is entered into. Accordingly, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in the percentage which results from circumstances not involving any affirmative action by a Fund, such as a change in market conditions or a change in the Fund's asset level or other circumstances beyond that Fund's control, will not be considered a violation.

                ADDITIONAL RIGHTS AND PRIVILEGES

     The Trust offers, and (except as noted below) bears the cost of providing, to investors the following rights and privileges. The Trust reserves the right to amend or terminate any one or more of these rights and privileges. Notice of amendments to or terminations of rights and privileges will be provided to shareholders in accordance with applicable law.

     Certain of the rights and privileges described below refer to funds, other than the Funds, whose shares are also distributed by Ivy Mackenzie Distributors, Inc. ("IMDI"). These funds are:
Ivy Canada Fund, Ivy China Region Fund, Ivy Global Fund, Ivy International Fund, Ivy South America Fund, Ivy Developing Nations Fund, Ivy High Yield Fund, Ivy Global Science & Technology Fund, Ivy Global Natural Resources Fund, Ivy Asia Pacific Fund, Ivy International Small Companies Fund, Ivy International Fund II, Ivy Pan-Europe Fund and Ivy Money Market Fund (the other fourteen series of the Trust). Shareholders should obtain a current prospectus before exercising any right or privilege that may relate to these funds.

AUTOMATIC INVESTMENT METHOD

     The Automatic Investment Method, which enables a Fund shareholder to have specified amounts automatically drawn each month from his or her bank for investment in Fund shares, is available for all classes of shares, except Class I. The minimum initial and subsequent investment under this method is $50 per month, (except in the case of a tax qualified retirement plan for which the minimum initial and subsequent investment is $25 per month). A shareholder may terminate the Automatic Investment Method at any time upon delivery to Ivy Mackenzie Services Corp. ("IMSC") of telephone instructions or written notice. See "Automatic Investment Method" in the Prospectus. To begin the plan, complete Sections 6A and 7B of the Account Application.

EXCHANGE OF SHARES

     As described in the Prospectus, shareholders of each Fund have an exchange privilege with certain other Ivy funds (except Ivy International Fund unless they have an existing Ivy International Fund account). Before effecting an exchange, shareholders of each Fund should obtain and read the currently effective prospectus for the Ivy fund into which the exchange is to be made.

     INITIAL SALES CHARGE SHARES. Class A shareholders may exchange their Class A shares ("outstanding Class A shares") for Class A shares of another Ivy fund ("new Class A Shares") on the basis of the relative net asset value per Class A share, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A shares and the sales charge payable at the time of the exchange on the new Class A shares. (The additional sales charge will be waived for Class A shares that have been invested for a period of 12 months or longer.) Class A shareholders may also exchange their shares for shares of Ivy Money Market Fund (no initial sales charge will be assessed at the time of such an exchange).

     CONTINGENT DEFERRED SALES CHARGE SHARES. CLASS A: Class A shareholders may exchange their Class A shares that are subject to a contingent deferred sales charge ("CDSC"), as described in the Prospectus ("outstanding Class A shares"), for Class A shares of another Ivy fund ("new Class A shares") on the basis of the relative net asset value per Class A share, without the payment of any CDSC that would otherwise be due upon the redemption of the outstanding Class A shares. Class A shareholders of a Fund exercising the exchange privilege will continue to be subject to that Fund's CDSC period following an exchange if such period is longer than the CDSC period, if any, applicable to the new
Class A shares.

     For purposes of computing the CDSC that may be payable upon the redemption of the new Class A shares, the holding period of the outstanding Class A shares is "tacked" onto the holding period of the new Class A shares.

     CLASS B: Class B shareholders may exchange their Class B shares ("outstanding Class B shares") for Class B shares of another Ivy fund ("new Class B shares") on the basis of the relative net asset value per Class B share, without the payment of any CDSC that would otherwise be due upon the redemption of the outstanding Class B shares. Class B shareholders of a Fund exercising the exchange privilege will continue to be subject to that Fund's CDSC schedule (or period) following an exchange if such schedule is higher (or such period is longer) than the CDSC schedule (or period) applicable to the new Class B shares.

     Class B shares of a Fund acquired through an exchange of Class B shares of another Ivy fund will be subject to that Fund's CDSC schedule (or period) if such schedule is higher (or such period is longer) than the CDSC schedule (or period) applicable to the Ivy fund from which the exchange was made.

     For purposes of both the conversion feature and computing the CDSC that may be payable upon the redemption of the new
Class B shares (prior to conversion), the holding period of the outstanding Class B shares is "tacked" onto the holding period of the new Class B shares.

     The following CDSC table applies to Class B shares of Ivy Asia Pacific Fund, Ivy Bond Fund, Ivy Canada Fund, Ivy China Region Fund, Ivy US Emerging Growth Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy Growth Fund, Ivy Growth with Income Fund, Ivy High Yield Fund, Ivy International Fund, Ivy International Fund II, Ivy International Small Companies Fund, Ivy South America Fund, Ivy Developing Nations Fund and Ivy Pan-Europe Fund:

                                   CONTINGENT DEFERRED SALES
                                   CHARGE AS A PERCENTAGE OF
                                   DOLLAR AMOUNT SUBJECT TO
     YEAR SINCE PURCHASE           CHARGE

     First                                   5%
     Second                             4%
     Third                                   3%
     Fourth                             3%
     Fifth                                   2%
     Sixth                                   1%
     Seventh and thereafter                  0%

     CLASS C: Class C shareholders may exchange their Class C shares ("outstanding Class C shares") for Class C shares of another Ivy fund ("new Class C shares") on the basis of the relative net asset value per Class C share, without the payment of any CDSC that would otherwise be due upon redemption. (Class C shares are subject to a CDSC of 1% if redeemed within one year of the date of purchase.)

     CLASS I: Subject to the restrictions set forth in the following paragraph, Class I shareholders of Ivy Bond Fund may exchange their outstanding Class I shares for Class I shares of another Ivy fund on the basis of the relative net asset value per Class I share.

     ALL CLASSES: The minimum value of shares which may be exchanged into an Ivy fund in which shares are not already held is $1,000 ($5,000,000 in the case of Class I shares of Ivy Bond
Fund). No exchange out of a Fund (other than by a complete exchange of all Fund shares) may be made if it would reduce the shareholder's interest in the Fund to less than $1,000 ($250,000 in the case of Class I shares of Ivy Bond Fund).

     Each exchange will be made on the basis of the relative net asset values per share of each fund of Ivy Fund next computed following receipt by IMSC of telephone instructions by IMSC or a properly executed request. Exchanges, whether written or telephonic, must be received by IMSC by the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") (normally 4:00 p.m., eastern time) to receive the price computed on the day of receipt. Exchange requests received after that time will receive the price next determined following receipt of the request. The exchange privilege may be modified or terminated at any time, upon at least 60 days' notice to the extent required by applicable law. See "Redemptions."

     An exchange of shares between any of the Ivy funds will result in a taxable gain or loss. Generally, this will be a capital gain or loss (long-term or short-term, depending on the holding period of the shares) in the amount of the difference between the net asset value of the shares surrendered and the shareholder's tax basis for those shares. However, in certain circumstances, shareholders will be ineligible to take sales charges into account in computing taxable gain or loss on an exchange. See "Taxation."

     With limited exceptions, gain realized by a tax-deferred retirement plan will not be taxable to the plan and will not be taxed to the participant until distribution. Each investor should consult his or her tax adviser regarding the tax consequences of an exchange transaction.

LETTER OF INTENT

     Reduced sales charges apply to initial investments in Class A shares of each Fund made pursuant to a non-binding Letter of Intent. A Letter of Intent may be submitted by an individual, his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account. See the Account Application in the Prospectus. Any investor may submit a Letter of Intent stating that he or she will invest, over a period of 13 months, at least $50,000 ($100,000 for Ivy Bond Fund) in Class A shares of a Fund. A Letter of Intent may be submitted at the time of an initial purchase of Class A shares of a Fund or within 90 days of the initial purchase, in which case the Letter of Intent will be back dated. A shareholder may include, as an accumulation credit, the value (at the applicable offering price) of all Class A shares of Ivy Asia Pacific Fund, Ivy China Region Fund, Ivy Canada Fund, Ivy South America Fund, Ivy International Fund, Ivy International Fund II, Ivy Pan-Europe Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy Growth Fund, Ivy Growth with Income Fund, Ivy US Emerging Growth Fund, Ivy High Yield Fund, Ivy International Small Companies Fund, Ivy Developing Nations Fund and Ivy Bond Fund (and shares that have been exchanged into Ivy Money Market Fund from any of the other funds in the Ivy funds) held of record by him or her as of the date of his or her Letter of Intent. During the term of the Letter of Intent, the Transfer Agent will hold Class A shares representing 5% of the indicated amount (less any accumulation credit value) in escrow. The escrowed Class A shares will be released when the full indicated amount has been purchased. If the full indicated amount is not purchased during the term of the Letter of Intent, the investor is required to pay IMDI an amount equal to the difference between the dollar amount of sales charge that he or she has paid and that which he or she would have paid on his or her aggregate purchases if the total of such purchases had been made at a single time. Such payment will be made by an automatic liquidation of Class A shares in the escrow account. A Letter of Intent does not obligate the investor to buy or the Trust to sell the indicated amount of Class A shares, and the investor should read carefully all the provisions of such letter before signing.

RETIREMENT PLANS

     Shares may be purchased in connection with several types of tax-deferred retirement plans. Shares of more than one fund distributed by IMDI may be purchased in a single application establishing a single plan account, and shares held in such an account may be exchanged among the funds in the Ivy funds in accordance with the terms of the applicable plan and the exchange privilege available to all shareholders. Initial and subsequent purchase payments in connection with tax-deferred retirement plans must be at least $25 per participant.

     The following fees will be charged to individual shareholder accounts as described in the retirement prototype plan document:

     Retirement Plan New Account Fee           no fee
     Retirement Plan Annual Maintenance Fee    $10.00 per account

   For shareholders whose retirement accounts are diversified across several funds of the Ivy funds, the annual maintenance fee will be limited to not more than $20.

     The following discussion describes the tax treatment of certain tax-deferred retirement plans under current Federal income tax law. State income tax consequences may vary. An individual considering the establishment of a retirement plan should consult with an attorney and/or an accountant with respect to the terms and tax aspects of the plan.

     INDIVIDUAL RETIREMENT ACCOUNTS: Shares of the Trust may be used as a funding medium for an Individual Retirement Account ("IRA"). Eligible individuals may establish an IRA by adopting a model custodial account available from IMSC, who may impose a charge for establishing the account. Individuals should consult their tax advisers before investing IRA assets in an Ivy fund if that fund primarily distributes exempt-interest dividends.

     An individual who has not reached age 70-1/2 and who receives compensation or earned income is eligible to contribute to an IRA, whether or not he or she is an active participant in a retirement plan. An individual who receives a distribution from another IRA, a qualified retirement plan, a qualified annuity plan or a tax-sheltered annuity or custodial account ("403(b) plan") that qualifies for "rollover" treatment is also eligible to establish an IRA by rolling over the distribution either directly or within 60 days after its receipt. Tax advice should be obtained in connection with planning a rollover contribution to an IRA.

     In general, an eligible individual may contribute up to the lesser of $2,000 or 100% of his or her compensation or earned income to an IRA each year. If a husband and wife are both employed, and both are under age 70-1/2, each may set up his or her own IRA within these limits. If both earn at least $2,000 per year, the maximum potential contribution is $4,000 per year for both. For years after 1996, the result is similar even if one spouse has no earned income; if the joint earned income of the spouses is at least $4,000, a contribution of up to $2,000 may be made to each spouse's IRA. Rollover contributions are not subject to these limits.

     An individual may deduct his or her annual contributions to an IRA in computing his or her Federal income tax within the limits described above, provided he or she (or his or her spouse, if they file a joint Federal income tax return) is not an active participant in a qualified retirement plan (such as a qualified corporate, sole proprietorship, or partnership pension, profit sharing, 401(k) or stock bonus plan), qualified annuity plan, 403(b) plan, simplified employee pension, or governmental plan. If he or she (or his or her spouse) is an active participant, whether the individual's contribution to an IRA is fully deductible, partially deductible or not deductible depends on
(i) adjusted gross income and (ii) whether it is the individual or the individual's spouse who is an active participant, in the case of married individuals filing jointly. Contributions may be made up to the maximum permissible amount even if they are not deductible. Rollover contributions are not includible in income for Federal income tax purposes and therefore are not deductible from it.

     Generally, earnings on an IRA are not subject to current Federal income tax until distributed. Distributions attributable to tax-deductible contributions and to IRA earnings are taxed as ordinary income. Distributions of non-deductible contributions are not subject to Federal income tax. In general, distributions from an IRA to an individual before he or she reaches age 59-1/2 are subject to a nondeductible penalty tax equal to 10% of the taxable amount of the distribution. The 10% penalty tax does not apply to amounts withdrawn from an IRA after the individual reaches age 59-1/2, becomes disabled or dies, or if withdrawn in the form of substantially equal payments over the life or life expectancy of the individual and his or her designated benefi-ciary, if any, or rolled over into another IRA, amounts withdrawn and used to pay for deductible medical expenses and amounts withdrawn by certain unemployed individuals not in excess of amounts paid for certain health insurance premiums, amounts used to pay certain qualified higher education expenses, and amounts used within 120 days of the date the distribution is received to pay for certain first-time homebuyer expenses. Distributions must begin to be withdrawn not later than April 1 of the calendar year following the calendar year in which the individual reaches age 70-1/2. Failure to take certain minimum required distribu-tions will result in the imposition of a 50% non-deductible penalty tax. Extremely large distributions in any one year (other than 1997, 1998 or 1999) from an IRA (or from an IRA and other retirement plans) may also result in a penalty tax.

     ROTH IRAS: Shares of the Trust also may be used as a funding medium for a Roth Individual Retirement Account ("Roth IRA"). A Roth IRA is similar in numerous ways to the regular (traditional) IRA, described above. Some of the primary differences are as follows.

     A single individual earning below $95,000 can contribute up to $2,000 per year to a Roth IRA. The maximum contribution amount diminishes and gradually falls to zero for single filers with adjusted gross incomes ranging from $95,000 to $110,000. Married couples earning less than $150,000 combined, and filing jointly, can contribute a full $4,000 per year ($2,000 per IRA). The maximum contribution amount for married couples filing jointly phases out from $150,000 to $160,000. An individual whose adjusted gross income exceeds the maximum phase-out amount cannot contribute to a Roth IRA.

     An eligible individual can contribute money to a traditional IRA and a Roth IRA as long as the total contribution to all IRAs does not exceed $2,000. Contributions to a Roth IRA are not deductible. Contributions to a Roth IRA may be made even after the individual for whom the account is maintained has attained age 70 1/2.

     No distributions are required to be taken prior to the death of the original account holder. If a Roth IRA has been established for a minimum of five years, distributions can be taken tax-free after reaching age 59 1/2, for a first-time home purchase ($10,000 maximum, one time use), or upon death or disability. All other distributions from a Roth IRA are taxable and subject to a 10% tax penalty unless an exception applies. Exceptions to the 10% penalty include: disability, excess medical expenses, the purchase of health insurance for an unemployed individual and education expenses.

     An individual with an income of less than $100,000 (who is not married filing separately) can roll his or her existing IRA into a Roth IRA. However, the individual must pay taxes on the taxable amount in his or her traditional IRA. Individuals who complete the rollover in 1998 will be allowed to spread the tax payments over a four-year period. After 1998, all taxes on such a rollover will have to be paid in the tax year in which the rollover is made.

     QUALIFIED PLANS: For those self-employed individuals who wish to purchase shares of one or more of the funds in the Ivy funds through a qualified retirement plan, a Custodial Agreement and a Retirement Plan are available from IMSC. The Retirement Plan may be adopted as a profit sharing plan or a money purchase pension plan. A profit sharing plan permits an annual contribution to be made in an amount determined each year by the self-employed individual within certain limits prescribed by law.

A money purchase pension plan requires annual contributions at the level specified in the Custodial Agreement. There is no set-up fee for qualified plans and the annual maintenance fee is $20.00 per account.

     In general, if a self-employed individual has any common law employees, employees who have met certain minimum age and service requirements must be covered by the Retirement Plan. A self-employed individual generally must contribute the same percentage of income for common law employees as for himself or herself.

     A self-employed individual may contribute up to the lesser of $30,000 or 25% of compensation or earned income to a money purchase pension plan or to a combination profit sharing and money purchase pension plan arrangement each year on behalf of each participant. To be deductible, total contributions to a profit sharing plan generally may not exceed 15% of the total compensation or earned income of all participants in the plan, and total contributions to a combination money purchase-profit sharing arrangement generally may not exceed 25% of the total compensation or earned income of all participants. The amount of compensation or earned income of any one participant that may be included in computing the deduction is limited (generally to $150,000 for benefits accruing in plan years beginning after 1993, with annual inflation adjustments). A self-employed individual's contributions to a retirement plan on his or her own behalf must be deducted in computing his or her earned income.

     Corporate employers may also adopt the Custodial Agreement and Retirement Plan for the benefit of their eligible employees.
Similar contribution and deduction rules apply to corporate employers.

     Distributions from the Retirement Plan generally are made after a participant's separation from service. A 10% penalty tax generally applies to distributions to an individual before he or she reaches age 59-1/2, unless the individual (1) has reached age 55 and separated from service; (2) dies; (3) becomes disabled;
(4) uses the withdrawal to pay tax-deductible medical expenses;
(5) takes the withdrawal as part of a series of substantially equal payments over his or her life expectancy or the joint life expectancy of himself or herself and a designated beneficiary; or
(6) rolls over the distribution.

     The Transfer Agent will arrange for Investors Bank & Trust to furnish custodial services to the employer and any participating employees.

     DEFERRED COMPENSATION FOR PUBLIC SCHOOLS AND CHARITABLE ORGANIZATIONS ("403(B)(7) ACCOUNT"): Section 403(b)(7) of the Internal Revenue Code of 1986, as amended (the "Code") permits public school systems and certain charitable organizations to use mutual fund shares held in a custodial account to fund deferred compensation arrangements with their employees. A custodial account agreement is available for those employers whose employees wish to purchase shares of the Trust in conjunction with such an arrangement. The special application for a 403(b)(7) Account is available from IMSC.

     Distributions from the 403(b)(7) Account may be made only following death, disability, separation from service, attainment of age 59-1/2, or incurring a financial hardship. A 10% penalty tax generally applies to distributions to an individual before he or she reaches age 59-1/2, unless the individual (1) has reached age 55 and separated from service; (2) dies or becomes disabled;
(3) uses the withdrawal to pay tax-deductible medical expenses;
(4) takes the withdrawal as part of a series of substantially equal payments over his or her life expectancy or the joint life expectancy of himself or herself and a designated beneficiary; or
(5) rolls over the distribution. There is no set-up fee for 403(b)(7) Accounts and the annual maintenance fee is $20.00 per account.

     SIMPLIFIED EMPLOYEE PENSION ("SEP") IRAS: An employer may deduct contributions to a SEP up to the lesser of $30,000 or 15% of compensation. SEP accounts generally are subject to all rules applicable to IRA accounts, except the deduction limits, and are subject to certain employee participation requirements. No new salary reduction SEPs ("SARSEPs") may be established after 1996, but existing SARSEPs may continue to be maintained, and non-salary reduction SEPs may continue to be established as well as maintained after 1996.

     SIMPLE PLANS: An employer may establish a SIMPLE IRA or a SIMPLE 401(k) for years after 1996. An employee can make pre-tax salary reduction contributions to a SIMPLE Plan, up to $6,000 a year. Subject to certain limits, the employer will either match a portion of employee contributions, or will make a contribution equal to 2% of each employee's compensation without regard to the amount the employee contributes. An employer cannot maintain a SIMPLE Plan for its employees if any contributions or benefits are credited to those employees under any other qualified retirement plan maintained by the employer.

REINVESTMENT PRIVILEGE

     Shareholders who have redeemed Class A shares of a Fund may reinvest all or a part of the proceeds of the redemption back into Class A shares of the Fund at net asset value (without a sales charge) within 60 days from the date of redemption. This privilege may be exercised only once. The reinvestment will be made at the net asset value next determined after receipt by IMSC of the reinvestment order accompanied by the funds to be reinvested. No compensation will be paid to any sales personnel or dealer in connection with the transaction.

     Any redemption is a taxable event. A loss realized on a redemption generally may be disallowed for tax purposes if the reinvestment privilege is exercised within 30 days after the redemption. In certain circumstances, shareholders will be ineligible to take sales charges into account in computing taxable gain or loss on a redemption if the reinvestment privilege is exercised. See "Taxation."

RIGHTS OF ACCUMULATION

     A scale of reduced sales charges applies to any investment of $50,000 ($100,000 for Ivy Bond Fund) or more in Class A shares of a Fund. See "Initial Sales Charge Alternative -- Class A Shares" in the Prospectus. The reduced sales charge is applicable to investments made at one time by an individual, his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code). Rights of Accumulation is also applicable to current purchases of all of the funds in the Ivy funds (except Ivy Money Market Fund) by any of the persons enumerated above, where the aggregate quantity of Class A shares of Ivy Asia Pacific Fund, Ivy Bond Fund, Ivy Canada Fund, Ivy China Region Fund, Ivy US Emerging Growth Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy Growth Fund, Ivy Growth with Income Fund, Ivy International Fund, Ivy High Yield Fund, Ivy International Small Companies Fund, Ivy South America Fund, Ivy Developing Nations Fund, Ivy International Fund II and Ivy Pan-Europe Fund (and shares that have been exchanged into Ivy Money Market Fund from any of the other funds in the Ivy funds) and of any other investment company distributed by IMDI, previously purchased or acquired and currently owned, determined at the higher of current offering price or amount invested, plus the Class A shares being purchased, amounts to $50,000 or more for Ivy Asia Pacific Fund, Ivy Canada Fund, Ivy China Region Fund, Ivy US Emerging Growth Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy Growth Fund, Ivy Growth with Income Fund, Ivy International Fund, Ivy International Small Companies Fund, Ivy South America Fund, Ivy Developing Nations Fund, Ivy International Fund II, Ivy Pan-Europe Fund; or $100,000 or more for Ivy Bond Fund or Ivy High Yield Fund.

     At the time an investment takes place, IMSC must be notified by the investor or his or her dealer that the investment qualifies for the reduced sales charge on the basis of previous investments. The reduced sales charge is subject to confirmation of the investor's holdings through a check of the particular fund's records.

SYSTEMATIC WITHDRAWAL PLAN

     A shareholder (except shareholders with accounts in Class I of the Class I Funds) may establish a Systematic Withdrawal Plan (a "Withdrawal Plan"), by telephone instructions or by delivery to IMSC of a written election to have his or her shares withdrawn periodically, accompanied by a surrender to IMSC of all share certificates then outstanding in such shareholder's name, properly endorsed by the shareholder. To be eligible to elect a Withdrawal Plan, a shareholder must have at least $5,000 in his or her account. A Withdrawal Plan may not be established if the investor is currently participating in the Automatic Investment Method. A Withdrawal Plan may involve the depletion of a shareholder's principal, depending on the amount withdrawn.

     A redemption under a Withdrawal Plan is a taxable event.
Shareholders contemplating participating in a Withdrawal Plan should consult their tax advisers.

     Additional investments made by investors participating in a Withdrawal Plan must equal at least $1,000 each while the Withdrawal Plan is in effect. Making additional purchases while a Withdrawal Plan is in effect may be disadvantageous to the investor because of applicable initial sales charges or CDSCs.

     An investor may terminate his or her participation in the Withdrawal Plan at any time by delivering written notice to IMSC.

If all shares held by the investor are liquidated at any time, participation in the Withdrawal Plan will terminate automatically. The Trust or IMSC may terminate the Withdrawal
Plan option at any time after reasonable notice to shareholders.

GROUP SYSTEMATIC INVESTMENT PROGRAM

     Shares of each Fund (except Ivy Bond Fund) may be purchased in connection with investment programs established by employee or other groups using systematic payroll deductions or other systematic payment arrangements. The Trust does not itself organize, offer or administer any such programs. However, it may, depending upon the size of the program, waive the minimum initial and additional investment requirements for purchases by individuals in conjunction with programs organized and offered by others. Unless shares of a Fund are purchased in conjunction with IRAs (see "How to Buy Shares" in the Prospectus), such group systematic investment programs are not entitled to special tax benefits under the Code. The Trust reserves the right to refuse purchases at any time or suspend the offering of shares in connection with group systematic investment programs, and to restrict the offering of shareholder privileges, such as check writing, simplified redemptions and other optional privileges, as described in the Prospectus, to shareholders using group systematic investment programs.

     With respect to each shareholder account established on or after September 15, 1972 under a group systematic investment program, the Trust and IMI each currently charge a maintenance fee of $3.00 (or portion thereof) that for each twelve-month period (or portion thereof) that the account is maintained. The Trust may collect such fee (and any fees due to IMI) through a deduction from distributions to the shareholders involved or by causing on the date the fee is assessed a redemption in each such shareholder account sufficient to pay such fee. The Trust reserves the right to change these fees from time to time without advance notice.

     Class A shares of a Fund are made available to Merrill Lynch
Daily K Plan (the "Plan") participants at NAV without an initial sales charge if:

     (i) the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management, L.P. ("MLAM") that are made available pursuant to a Service Agreement between Merrill Lynch and the fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments");

     (ii) the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

     (iii) the Plan has 500 or more eligible employees, as determined by Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping
     Service Agreement.

     Alternatively, Class B shares of a Fund are made available to Plan participants at NAV without a CDSC if the Plan conforms with the requirements for eligibility set forth in (i) through
(iii) above but either does not meet the $3 million asset threshold or does not have 500 or more eligible employees.

     Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B shares of a Fund convert to Class A shares once the Plan has reached $5 million invested in Applicable Investments, or 10 years after the date of the initial purchase by a participant under the Plan--the Plan will receive a Plan level share conversion.

                      BROKERAGE ALLOCATION

     Subject to the overall supervision of the President and the Board, IMI places orders for the purchase and sale of each Fund's portfolio securities. All portfolio transactions are effected at the best price and execution obtainable. Purchases and sales of debt securities are usually principal transactions and therefore, brokerage commissions are usually not required to be paid by the particular Fund for such purchases and sales (although the price paid generally includes undisclosed compensation to the dealer). The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers normally reflect the spread between the bid and asked prices. In connection with OTC transactions, IMI attempts to deal directly with the principal market makers, except in those circumstances where IMI believes that a better price and execution are available elsewhere.

     IMI selects broker-dealers to execute transactions and evaluates the reasonableness of commissions on the basis of quality, quantity, and the nature of the firms' professional services. Commissions to be charged and the rendering of investment services, including statistical, research, and counseling services by brokerage firms, are factors to be considered in the placing of brokerage business. The types of research services provided by brokers may include general economic and industry data, and information on securities of specific companies. Research services furnished by brokers through whom the Trust effects securities transactions may be used by IMI in servicing all of its accounts. In addition, not all of these services may be used by IMI in connection with the services it provides to a particular Fund or the Trust. IMI may consider sales of shares of Ivy funds as a factor in the selection of broker-dealers and may select broker-dealers who provide it with research services. IMI will not, however, execute brokerage transactions other than at the best price and execution.

     During the fiscal years ended December 31, 1995, 1996 and 1997, Ivy Bond Fund paid brokerage commissions of $20,912, $398 and $1,361, respectively.

     During the fiscal years ended December 31, 1995, 1996 and 1997, Ivy US Emerging Growth Fund paid brokerage commissions of
$302,892, $426,676 and $583,738, respectively.

     During the fiscal years ended December 31, 1995, 1996 and 1997, Ivy Growth Fund paid brokerage commissions of $666,385,
$883,583 and $683,881, respectively.

     During the fiscal years ended December 31, 1995, 1996 and 1997, Ivy Growth with Income Fund paid brokerage commissions of $192,913, $293,827 and $155,283, respectively.

     Each Fund may, under some circumstances, accept securities in lieu of cash as payment for Fund shares. Each of these Funds will accept securities only to increase its holdings in a portfolio security or to take a new portfolio position in a security that IMI deems to be a desirable investment for each the Fund. While no minimum has been established, it is expected that each the Fund will not accept securities having an aggregate value of less than $1 million. The Trust may reject in whole or in part any or all offers to pay for the Fund shares with securities and may discontinue accepting securities as payment for the Fund shares at any time without notice. The Trust will value accepted securities in the manner and at the same time provided for valuing portfolio securities of each the Fund, and the Fund shares will be sold for net asset value determined at the same time the accepted securities are valued. The Trust will only accept securities delivered in proper form and will not accept securities subject to legal restrictions on transfer. The acceptance of securities by the Trust must comply with the applicable laws of certain states.


                      TRUSTEES AND OFFICERS

     The Trustees and Executive Officers of the Trust, their business addresses and principal occupations during the past five years are:

                         POSITION
                         WITH THE    BUSINESS AFFILIATIONS
NAME, ADDRESS, AGE       TRUST       AND PRINCIPAL OCCUPATIONS

   John S. Anderegg, Jr. Trustee     Chairman, Dynamics Research
60 Concord Street                    Corp. (instruments and
Wilmington, MA  01887                controls); Director, Burr-
Age: 74                              Brown Corp. (operational
                                     amplifiers); Director,
                                     Metritage Incorporated
                                     (level measuring
                                     instruments); Trustee of
                                     Mackenzie Series Trust
                                     (1992-1998).

Paul H. Broyhill         Trustee     Chairman, BMC Fund, Inc.
800 Hickory Blvd.                    (1983-present); Chairman,
Golfview Park-Box 500                Broyhill Family Foundation,
Lenoir, NC 28645                     Inc. (1983-Present);
Age:  74                             Chairman and President,
                                     Broyhill Investments, Inc.
                                     (1983-present); Chairman,
                                     Broyhill Timber Resources
                                     (1983-present); Management
                                     of a personal portfolio of
                                     fixed-income and equity
                                     investments (1983-present);
                                     Trustee of Mackenzie Series
                                     Trust (1988-1998); Director
                                     of The Mackenzie Funds Inc.
                                     (1988-1995).

Stanley Channick         Trustee     President and Chief
11 Bala Avenue                       Executive Officer, The
Bala Cynwyd, PA 19004                Whitestone Corporation
Age:  75                             (insurance agency);
                                     Chairman, Scott Management
                                     Company (administrative
                                     services for insurance
                                     companies); President, The
                                     Channick Group (consultants
                                     to insurance companies and
                                     national trade
                                     associations); Trustee of
                                     Mackenzie Series Trust
                                     (1994-1998);Director of The
                                     Mackenzie Funds Inc. (1994-
                                     1995).

Frank W. DeFriece, Jr.   Trustee     Director, Manager and Vice
The Landmark Centre                  President, Director and
113 Landmark Lane,                   Fund Manager, Massengill-
Suite B                              DeFriece Foundation
Bristol, TN  37620-2285              (charitable organization)
Age: 77                              (1950-present); Trustee and
                                     Vice Chairman, East
                                     Tennessee Public
                                     Communications Corp. (WSJK-
                                     TV) (1984-present); Trustee
                                     of Mackenzie Series Trust
                                     (1985-1998);Director of The
                                     Mackenzie Funds Inc. (1987-
                                     1995).

Roy J. Glauber           Trustee     Mallinckrodt Professor of
Lyman Laboratory                     Physics, Harvard
of Physics                           University (1974-present);
Harvard University                   Trustee of Mackenzie Series
Cambridge, MA 02138                  Trust (1994-1997).
Age: 72

Michael G. Landry        Trustee     President, Chief Executive
700 South Federal Hwy.   and         Officer and Director of
Suite 300                Chairman    Mackenzie Investment
Boca Raton, FL  33432                Management Inc. (1987-
Age: 51                              present); President,
[*Deemed to be an                    Director and Chairman of
"interested person"                  Ivy Management Inc. (1992-
of the Trust, as                     present); Chairman and
defined under the                    Director of Ivy Mackenzie
1940 Act.]                           Services Corp.(1993-
                                     present); Chairman and
                                     Director of Ivy   Mackenzie
                                     Distributors, Inc. (1994-
                                     present); Director and
                                     President of Ivy Mackenzie
                                     Distributors, Inc. (1993-
                                     1994);  Director and
                                     President of The Mackenzie
                                     Funds Inc. (1987-1995);
                                     Trustee of Mackenzie Series
                                     Trust (1987-1998);
                                     President of Mackenzie
                                     Series Trust (1987-1996);
                                     Chairman of Mackenzie
                                     Series Trust (1996-1998).

Joseph G. Rosenthal      Trustee     Chartered Accountant
110 Jardin Drive                     (1958-present); Trustee of
Unit #12                             Mackenzie Series Trust
Concord, Ontario Canada              (1985-1998); Director of
L4K 2T7                              The Mackenzie Funds Inc.
Age: 63                              (1987-1995).

Richard N. Silverman     Trustee     Director, Newton-Wellesley
18 Bonnybrook Road                   Hospital; Director, Beth
Waban, MA  02168                     Israel Hospital; Director,
Age: 74                              Boston Ballet; Director,
                                     Boston Children's Museum;
                                     Director, Brimmer and May
                                     School.

J. Brendan Swan          Trustee     President, Airspray
4701 North Federal Hwy.              International, Inc.;
Suite 465                            Joint Managing Director,
Pompano Beach, FL  33064             Airspray International
Age: 67                              B.V. (an environmentally
                                     sensitive packaging
                                     company); Director of
                                     Polyglass LTD.; Director,
                                     The Mackenzie Funds Inc.
                                     (1992-1995); Trustee of
                                     Mackenzie Series Trust
                                     (1992-1998).

Keith J. Carlson         Trustee     Senior Vice President of
700 South Federal Hwy.   and         Mackenzie Investment
Suite 300                President   Management, Inc. (1996
Boca Raton, FL 33432                 -present); Senior Vice
Age: 41                              President and Director of
[*Deemed to be an                    Mackenzie Investment
"interested person"                  Management, Inc. (1994
of the Trust, as                     -1996); Senior Vice
defined under the                    President and Treasurer of
1940 Act.]                           Mackenzie Investment
                                     Management, Inc. (1989-
                                     1994); Senior Vice
                                     President and Director of
                                     Ivy Management Inc. (1994-
                                     present); Senior Vice
                                     President, Treasurer and
                                     Director of Ivy Management
                                     Inc. (1992-1994); Vice
                                     President of The Mackenzie
                                     Funds Inc. (1987-1995);
                                     Senior Vice President and
                                     Director, Ivy Mackenzie
                                     Services Corp. (1996-
                                     present); President and
                                     Director of Ivy Mackenzie
                                     Services Corp. (1993-1996);
                                     Trustee and President of
                                     Mackenzie Series Trust
                                     (1996-1998); Vice President
                                     of Mackenzie Series Trust
                                     (1994-1998); Treasurer of
                                     Mackenzie Series Trust
                                     (1985-1994); President,
                                     Chief Executive Officer and
                                     Director of Ivy Mackenzie
                                     Distributors, Inc. (1994-
                                     present); Executive Vice
                                     President and Director of
                                     Ivy Mackenzie Distributors,
                                     Inc. (1993-1994); Trustee
                                     of Mackenzie Series Trust
                                     (1996-1998).

C. William Ferris        Secretary/  Senior Vice President,
700 South Federal Hwy.   Treasurer   Chief Financial Officer
Suite 300                            and Secretary/Treasurer
Boca Raton, FL  33432                of Mackenzie Investment
Age: 53                              Management Inc. (1995-
                                     present); Senior Vice
                                     President, Finance and
                                     Administration/Compliance
                                     Officer of Mackenzie
                                     Investment Management Inc.
                                     (1989-1994); Senior Vice
                                     President, Secretary/
                                     Treasurer and Clerk of Ivy
                                     Management Inc. (1994-
                                     present); Vice President,
                                     Finance/Administration and
                                     Compliance Officer of Ivy
                                     Management Inc. (1992-
                                     1994); Senior Vice
                                     President, Secretary/
                                     Treasurer and Director of
                                     Ivy Mackenzie Distributors,
                                     Inc. (1994-present);
                                     Secretary/Treasurer and
                                     Director of Ivy Mackenzie
                                     Distributors, Inc. (1993-
                                     1994); President and
                                     Director of Ivy Mackenzie
                                     Services Corp. (1996-
                                     present); Secretary/
                                     Treasurer and Director of
                                     Ivy Mackenzie Services
                                     Corp. (1993-1996);
                                     Secretary/Treasurer of The
                                     Mackenzie Funds Inc. (1993-
                                     1995); Secretary/Treasurer
                                     of Mackenzie Series Trust
                                     (1994-1998).

James W. Broadfoot       Vice        Executive Vice President,
700 South Federal Hwy.   President   Ivy Management Inc. (1996-
Suite 300                            present); Senior Vice
Boca Raton, FL  33432                President, Ivy Management,
Age: 56                              Inc. (1992-1996); Director
                                     and Senior Vice President,
                                     Mackenzie Investment
                                     Management Inc. (1995-
                                     present); Senior Vice
                                     President, Mackenzie
                                     Investment Management Inc.
                                     (1990-1995).


     PERSONAL INVESTMENTS BY EMPLOYEES OF IMI. Employees of IMI are permitted to make personal securities transactions, subject to the requirements and restrictions set forth in IMI's Code of Ethics. The Code of Ethics is designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as the Fund. Among other things, the Code of Ethics, which generally complies with standards recommended by the Investment Company Institute's Advisory Group on Personal Investing, prohibits certain types of transactions absent prior approval, applies to portfolio managers, traders, research analysts and others involved in the investment advisory process, and imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and monthly reporting of securities transactions. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.



                       COMPENSATION TABLE
                            IVY FUND
               (FISCAL YEAR ENDED DECEMBER 31, 1997)

                                                       TOTAL
                            PENSION OR                 COMPENSA-
                            RETIREMENT                 TION FROM
                            BENEFITS    ESTIMATED      TRUST AND
                 AGGREGATE  ACCRUED AS  ANNUAL         FUND COM-
                 COMPENSA-  PART OF     BENEFITS       PLEX PAID
NAME,            TION       FUND        UPON           TO
POSITION         FROM TRUST EXPENSES    RETIREMENT
TRUSTEES[*]

John S.          $13,722    N/A         N/A            $15,000
 Anderegg, Jr.
(Trustee)

Paul H.          $13,722    N/A         N/A            $15,000
 Broyhill
(Trustee)

Keith J.         $0         N/A         N/A            $0
 Carlson
(Trustee and
 President)

Stanley          $13,722    N/A         N/A            $15,000
  Channick
(Trustee)

Frank W.         $13,722    N/A         N/A            $15,000
 DeFriece, Jr.
(Trustee)

Roy J.           $13,722    N/A         N/A            $15,000
 Glauber
(Trustee)

Michael G.       $0         N/A         N/A            $0
 Landry
(Trustee and
 Chairman of
 the Board)

Joseph G.        $13,722    N/A         N/A            $15,000
 Rosenthal
(Trustee)

Richard N.       $13,722    N/A         N/A            $15,000
 Silverman
(Trustee)

J. Brendan       $13,722    N/A         N/A            $15,000
 Swan
 (Trustee)

C. William       $0         N/A         N/A            $0
 Ferris
 (Secretary/Treasurer)

[*] During the year ended December 31, 1997, the fund complex consisted of the Trust, which had 17 funds at year end, and Mackenzie Series Trust, an open-end, management investment company comprised of 4 funds that were reorganized into series of unaffiliated investment companies on September 5, 1997.

     As of April 27, 1998, the Officers and Trustees of the Trust as a group owned beneficially or of record less than 1% of the outstanding Class A, Class B, Class C, Class I and Advisor Class shares of the Funds and of the other fourteen Ivy funds that are series of the Trust but that are not described in this SAI, except that the Officers and Trustees of the Trust as a group owned 2.838% and 2.348%, respectively, of Ivy Asia Pacific Fund Class A shares and Ivy Global Natural Resources Fund Class A shares as of that date.



            INVESTMENT ADVISORY AND OTHER SERVICES

BUSINESS MANAGEMENT AND INVESTMENT ADVISORY SERVICES

     IMI provides business management and investment advisory services to each Fund pursuant to a Business Management and Investment Advisory Agreement (the "Agreement"). The Agreement was approved by the respective sole shareholder of Ivy Bond Fund on December 31, 1994 and of Ivy US Emerging Growth Fund on April 30, 1993 and by the respective shareholders of Ivy Growth Fund and Ivy Growth with Income Fund on December 30, 1991. Prior to the approval by the respective shareholders or sole shareholder of each Fund, the Agreement was approved on September 29, 1994 with respect to Ivy Bond Fund, on February 19, 1993 with respect to Ivy US Emerging Growth Fund and October 28, 1991 with respect to Ivy Growth Fund and Ivy Growth with Income Fund by the Board, including a majority of the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the Trust nor have any direct or indirect financial interest in the operation of the distribution plan (see "Distribution Services") or in any related agreement (the "Independent Trustees").

     Until December 31, 1994, MIMI served as the investment adviser to Ivy Bond Fund, which Fund was a series of Mackenzie Series Trust until it was reorganized as a series of the Trust on December 31, 1994. On December 31, 1994, MIMI's interest in the Agreement with respect to Ivy Bond Fund was assigned by MIMI to IMI, which is a wholly owned subsidiary of MIMI. The provisions of the Agreement remain unchanged by IMI's succession to MIMI thereunder. MIMI, a Delaware corporation, has approximately 10% of its outstanding common stock listed for trading on the TSE. MIMI is a subsidiary of Mackenzie Financial Corporation ("MFC"), 150 Bloor Street West, Toronto, Ontario, Canada, a public corporation organized under the laws of Ontario whose shares are listed for trading on The TSE. MFC is registered in Ontario as a mutual fund dealer and advises Ivy Canada Fund and Ivy Global Natural Resources Fund. IMI currently acts as manager and investment adviser to the following additional investment companies registered under the 1940 Act (other than the Funds):
Ivy China Region Fund, Ivy Global Fund, Ivy International Fund, Ivy South America Fund, Ivy Developing Nations Fund, Ivy High Yield Fund, Ivy Global Science & Technology Fund, Ivy International Small Companies Fund, Ivy International Fund II, Ivy Asia Pacific Fund, Ivy Pan-Europe Fund and Ivy Money Market Fund.

     The Agreement obligates IMI to make investments for the accounts of each Fund in accordance with its best judgment and within the investment objectives and restrictions set forth in the Prospectus, the 1940 Act and the provisions of the Code relating to regulated investment companies, subject to policy decisions adopted by the Board. IMI also determines the securities to be purchased or sold by these Funds and places orders with brokers or dealers who deal in such securities.

     Under the Agreement, IMI also provides certain business management services. IMI is obligated to (1) coordinate with each Fund's Custodian and monitor the services it provides to that Fund; (2) coordinate with and monitor any other third parties furnishing services to each Fund; (3) provide each Fund with necessary office space, telephones and other communications facilities as are adequate for the particular Fund's needs;
(4) provide the services of individuals competent to perform administrative and clerical functions that are not performed by employees or other agents engaged by the particular Fund or by IMI acting in some other capacity pursuant to a separate agreement or arrangements with the Fund; (5) maintain or supervise the maintenance by third parties of such books and records of the Trust as may be required by applicable Federal or state law; (6) authorize and permit IMI's directors, officers and employees who may be elected or appointed as trustees or officers of the Trust to serve in such capacities; and (7) take such other action with respect to the Trust, after approval by the Trust as may be required by applicable law, including without limitation the rules and regulations of the SEC and of state securities commissions and other regulatory agencies.

     Ivy Bond Fund pays IMI a monthly fee for providing business management and investment advisory services at an annual rate of 0.75% of the first $100 million of the Fund's average net assets, reduced to 0.50% of the Fund's average net assets in excess of $100 million. Ivy US Emerging Growth Fund and Ivy Growth Fund each pay IMI a monthly fee for providing business management and investment advisory services at an annual rate of 0.85% of each Fund's average net assets. Ivy Growth with Income Fund pays IMI a monthly fee for providing business management and investment advisory services at an annual rate of 0.75% of the Funds average net assets.

     For fiscal years ended December 31, 1995, 1996 and 1997, Ivy
Bond Fund paid IMI $848,778,  $781,647 and $800,555, respectively
(of which IMI reimbursed $2,615, $0 and $0, respectively, pursuant to required expense limitations).

     During the fiscal years ended December 31, 1995, 1996 and 1997, Ivy US Emerging Growth Fund paid IMI $318,186, $657,579 and
$973,756, respectively.

     For the fiscal years ended December 31, 1995, 1996 and 1997,
Ivy Growth Fund paid IMI $2,278,390, $2,608,378 and $2,794,304, respectively (of which IMI reimbursed $11,680, $12,486 and $0, respectively, pursuant to voluntary expense limitations).

     For the fiscal years ended December 31, 1995, 1996 and 1997,
Ivy Growth with Income Fund paid IMI $515,787, $629,322 and
$624,013, respectively.

     Under the Agreement, the Trust pays the following expenses:
(1) the fees and expenses of the Trust's Independent Trustees;
(2) the salaries and expenses of any of the Trust's officers or employees who are not affiliated with IMI; (3) interest expenses;
(4) taxes and governmental fees, including any original issue taxes or transfer taxes applicable to the sale or delivery of shares or certificates therefor; (5) brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities; (6) the expenses of registering and qualifying shares for sale with the SEC and with various state securities commissions; (7) accounting and legal costs; (8) insurance premiums; (9) fees and expenses of the Trust's Custodian and Transfer Agent and any related services; (10) expenses of obtaining quotations of portfolio securities and of pricing shares; (11) expenses of maintaining the Trust's legal existence and of shareholders' meetings; (12) expenses of preparation and distribution to existing shareholders of periodic reports, proxy materials and prospectuses; and (13) fees and expenses of membership in industry organizations.

     IMI currently limits Ivy US Emerging Growth Fund's total operating expenses (excluding Rule 12b-1 fees, interest, taxes, brokerage commissions, litigation, class-specific expenses, indemnification expenses, and extraordinary expenses) to an annual rate of 1.95% of the Fund's average net assets, which may lower that Fund's expenses and increase its yield. The Fund's expense limitation may be terminated or revised at any time, at which time its expenses may increase and its yield may be reduced.

     On September 13, 1997, the Board (including a majority of the Independent Trustees) last approved the continuance of the Agreement with respect to each of Ivy Bond Fund, Ivy US Emerging Growth Fund, Ivy Growth Fund and Ivy Growth with Income Fund. Each Agreement will continue in effect with respect to each Fund from year to year, or for more than the initial period, as the case may be, only so long as the continuance is specifically approved at least annually (i) by the vote of a majority of the Independent Trustees and (ii) either (a) by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the particular Fund or (b) by the vote of a majority of the entire Board. If the question of continuance of the Agreements (or adoption of any new agreement) is presented to shareholders, continuance (or adoption) shall be effected only if approved by the affirmative vote of a majority of the outstanding voting securities of the particular Fund. See "Capitalization and Voting Rights."

     Each Agreement may be terminated with respect to a particular Fund at any time, without payment of any penalty, by the vote of a majority of the Board, or by a vote of a majority of the outstanding voting securities of that Fund, on 60 days' written notice to IMI, or by IMI on 60 days' written notice to the Trust. The Agreement shall terminate automatically in the event of its assignment.

DISTRIBUTION SERVICES

     IMDI, a wholly owned subsidiary of MIMI, serves as the exclusive distributor of Ivy Fund's shares pursuant to an Amended and Restated Distribution Agreement with the Trust dated October 23, 1991, as amended from time to time (the "Distribution Agreement"). The Distribution Agreement was last approved by the Board on September 13, 1997. IMDI distributes shares of the Funds through broker-dealers who are members of the National Association of Securities Dealers, Inc. and who have executed dealer agreements with IMDI. IMDI distributes shares of the Funds on a continuous basis, but reserves the right to suspend or discontinue distribution on that basis. IMDI is not obligated to sell any specific amount of Fund shares.

     Pursuant to the Distribution Agreement, IMDI is entitled to deduct a commission on all Class A Fund shares sold equal*** to the difference, if any, between the public offering price, as set forth in the Funds' then-current prospectus, and the net asset value on which such price is based. Out of that commission, IMDI may reallow to dealers such concession as IMDI may determine from time to time. In addition, IMDI is entitled to deduct a CDSC on the redemption of Class A shares sold without an initial sales charge and Class B and Class C shares, in accordance with, and in the manner set forth in, the Prospectus.

     Under the Distribution Agreement, each Fund bears, among other expenses, the expenses of registering and qualifying its shares for sale under federal and state securities laws and preparing and distributing to existing shareholders periodic reports, proxy materials and prospectuses.

     During the fiscal years ended December 31, 1995, 1996 and 1997, IMDI received from sales of Class A shares of Ivy Bond Fund $101,081, $97,905 and $200,364, respectively, in sales commissions, of which $20,028, $18,170 and $31,911, respectively, was retained after dealers' reallowances. During the fiscal years ended December 31, 1995, 1996 and 1997, IMDI received $9,926, $18,328 and $11,814, respectively, in CDSCs paid upon certain redemptions of Class B shares of the Fund. During the period April 30, 1996 (the date on which Class C shares were first offered for sale to the public) to December 31, 1996, IMDI received $0 and $188, respectively, in CDSCs paid upon certain redemptions of Class C shares of the Fund.

     During the fiscal years ended December 31, 1995, 1996 and 1997, IMDI received from sales of Class A shares of Ivy US Emerging Growth Fund $268,012, $488,492 and $350,718,
respectively, in sales commissions, of which $41,326, $69,833 and $46,741, respectively, was retained after dealers' reallowances. During the fiscal years ended December 31, 1995, 1996 and 1997, IMDI received $31,687, $34,776 and $123,426, respectively, in CDSCs paid upon certain redemptions of Class B shares of the Fund. During the period April 30, 1996 (the date on which Class C shares were first offered for sale to the public) to December 31, 1996 and during the fiscal the fiscal year ended December 31, 1997, IMDI received $677 and $6,782, respectively, in CDSCs paid on certain redemptions of Class C shares of the Fund.

     During the fiscal years ended December 31, 1995, 1996 and 1997, IMDI received from sales of Class A shares of Ivy Growth Fund $150,873, $134,278 and $105,281, respectively, in sales commissions, of which $23,327, $20,447 and $16,522, respectively, was retained after dealers' reallowances. During the fiscal years ended December 31, 1995, 1996 and 1997, IMDI received $8,722, $3,923 and $15,497, respectively, in CDSCs paid upon certain redemptions of Class B shares of the Fund. During the period April 30, 1996 (the date on which Class C shares were first offered for sale to the public) to December 31, 1996 and during the fiscal year ended December 31, 1997, IMDI received $0 and $48, respectively, in CDSCs paid certain redemptions of Class C shares of the Fund.

     During the fiscal years ended December 31, 1995, 1996 and 1997, IMDI received from sales of Class A shares of Ivy Growth with Income Fund $143,107, $96,130 and $71,705, respectively, in sales commissions, of which $22,948, $15,183 and $11,042, respectively, was retained after dealers' re-allowances. During the fiscal years ended December 31, 1995, 1996 and 1997, IMDI received $26,361, $29,227 and $22,502, respectively, in CDSCs on certain redemptions of Class B shares of the Fund. During the period April 30, 1996 (the date on which Class C shares were first offered for sale to the public) to December 31, 1996 and during the fiscal year ended December 31, 1997, IMDI received $0 and $676, respectively in CDSCs paid on certain redemptions of Class C shares of the Fund.

     Each Distribution Agreement will continue in effect for successive one-year periods, provided that such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees, cast in person at a meeting called for that purpose and by the vote of either a majority of the entire Board or a majority of the outstanding voting securities of each Fund. Each Distribution Agreement may be terminated with respect to a particular Fund at any time, without payment of any penalty, by IMDI on 60 days' written notice to the particular Fund or by a Fund by vote of either a majority of the outstanding voting securities of the Fund or a majority of the Independent Trustees on 60 days' written notice to IMDI. Each Distribution Agreement shall terminate automatically in the event of its assignment.

     RULE 18F-3 PLAN. On February 23, 1995, the SEC adopted Rule 18f-3 under the 1940 Act, which permits a registered open-end investment company to issue multiple classes of shares in accordance with a written plan approved by the investment company's board of directors/trustees and filed with the SEC. At a meeting held on December 1-2, 1995, the Board adopted a multi-class plan (the "Rule 18f-3 plan") on behalf of each Fund. At a meeting held on December 5-6, 1997, the Board last approved the Rule 18f-3 plan. The key features of the Rule 18f-3 plan are as follows: (i) shares of each class of a Fund represent an equal pro rata interest in that Fund and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications, terms and conditions, except that each class bears certain class-specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class; (ii) subject to certain limitations described in the Prospectus, shares of a particular class of a Fund may be exchanged for shares of the same class of another Ivy fund; and (iii) a Fund's Class B shares will convert automatically into Class A shares of that Fund after a period of eight years, based on the relative net asset value of such shares at the time of conversion.

     RULE 12B-1 DISTRIBUTION PLANS. The Trust has adopted on behalf of each Fund, in accordance with Rule 12b-1 under the 1940 Act, separate Rule 12b-1 distribution plans pertaining to the Funds' Class A, Class B and Class C shares (each, a "Plan"). In adopting each Plan, a majority of the Independent Trustees have concluded in accordance with the requirements of Rule 12b-1 that there is a reasonable likelihood that each Plan will benefit each Fund and its shareholders. The Trustees of the Trust believe that the Plans should result in greater sales and/or fewer redemptions of each Fund's shares, although it is impossible to know for certain the level of sales and redemptions of a Fund's shares in the absence of a Plan or under an alternative distribution arrangement.

     Under each Plan, each Fund pays IMDI a service fee, accrued daily and paid monthly, at the annual rate of up to 0.25% of the average daily net assets attributable to its Class A, Class B or Class C shares, as the case may be. The services for which service fees may be paid include, among other things, advising clients or customers regarding the purchase, sale or retention of shares of the Fund, answering routine inquiries concerning the Fund and assisting shareholders in changing options or enrolling in specific plans. Pursuant to each Plan, service fee payments made out of or charged against the assets attributable to a Fund's Class A, Class B or Class C shares must be in reimbursement for services rendered for or on behalf of the affected class. The expenses not reimbursed in any one month may be reimbursed in a subsequent month. The Class A Plan does not provide for the payment of interest or carrying charges as distribution expenses.

     Under the Funds' Class B and Class C Plans, each Fund also pays IMDI a distribution fee, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets attributable to its Class B or Class C shares. IMDI may reallow to dealers all or a portion of the service and distribution fees as IMDI may determine from time to time. The distribution fee compensates IMDI for expenses incurred in connection with activities primarily intended to result in the sale of the Funds' Class B or Class C shares, including the printing of prospectuses and reports for persons other than existing shareholders and the preparation, printing and distribution of sales literature and advertising materials. Pursuant to each Class B and Class C Plan, IMDI may include interest, carrying or other finance charges in its calculation of distribution expenses, if not prohibited from doing so pursuant to an order of or a regulation adopted by the SEC.

     Among other things, each Plan provides that (1) IMDI will submit to the Board at least quarterly, and the Trustees will review, written reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made;
(2) each Plan will continue in effect only so long as such continuance is approved at least annually, and any material amendment thereto is approved, by the votes of a majority of the Board, including the Independent Trustees, cast in person at a meeting called for that purpose; (3) payments by each Fund under each Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of the relevant class; and (4) while each Plan is in effect, the selection and nomination of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust shall be committed to the discretion of the Trustees who are not "interested persons" of the Trust.

     IMDI may make payments for distribution assistance and for administrative and accounting services from resources that may include the management fees paid by a Fund. IMDI also may make payments (such as the service fee payments described above) to unaffiliated broker-dealers for services rendered in the distribution of each Fund's shares. To qualify for such payments, shares may be subject to a minimum holding period. However, no such payments will be made to any dealer or broker if at the end of each year the amount of shares held does not exceed a minimum amount. The minimum holding period and minimum level of holdings will be determined from time to time by IMDI.

     A report of the amount expended pursuant to each Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review at least quarterly.

     During the fiscal years ended December 31, 1995, 1996 and 1997, Ivy Bond Fund paid IMDI $273,837, $247,382 and $247,405, respectively, pursuant to the Class A plan. During the fiscal years ended December 31, 1995, 1996 and 1997, Ivy Bond Fund paid IMDI $36,359, $50,248 and $89,680, respectively, pursuant to the Class B plan. During the period April 30, 1996 (the date on which Class C shares of Ivy Bond Fund were first offered for sale to the public) to December 31, 1996 and during the fiscal year ended December 31, 1997, Ivy Bond Fund paid IMDI $2,093 and $21,819, respectively, pursuant to the Class C plan.

     During the fiscal years ended December 31, 1995, 1996 and 1997, Ivy US Emerging Growth Fund paid IMDI $70,182, $130,888 and $159,113, respectively, pursuant to the Class A Plan. During the fiscal years ended December 31, 1995, 1996 and 1997, Ivy US Emerging Growth Fund paid IMDI $93,593, $240,031 and $430,766, respectively, pursuant to the Class B Plan. During the period April 30, 1996 (the date on which Class C shares of Ivy US Emerging Growth Fund were first offered for sale to the public) to December 31, 1996 and during the fiscal year ended December 31, 1997, Ivy US Emerging Growth Fund paid IMDI $10,082 and $78,377, respectively, pursuant to the Class C plan.

     During the fiscal years ended December 31, 1995, 1996 and 1997, Ivy Growth Fund paid IMDI $115,730, $153,152 and $176,461, respectively, pursuant to the Class A Plan. During the fiscal years ended December 31, 1995, 1996 and 1997, Ivy Growth Fund paid IMDI $20,164, $32,851 and $42,336, respectively, pursuant to the Class B Plan. During the period April 30, 1996 (the date on which Class C shares of Ivy Growth Fund were first offered for sale to the public) to December 31, 1996 and during the fiscal year ended December 31, 1997, Ivy Growth Fund paid IMDI $297 and $1,788, respectively, pursuant to the Class C plan.

     During the fiscal years ended December 31, 1995, 1996 and 1997, Ivy Growth with Income Fund paid IMDI $105,143, $126,322 and $141,009, respectively, pursuant to the Class A plan. During the fiscal years ended December 31, 1995, 1996 and 1997, Ivy Growth with Income Fund paid IMDI $76,355, $114,350 and $160,873, respectively, pursuant to the Class B Plan. During the period April 30, 1996 (the date on which Class C shares of Ivy Growth with Income Fund were first offered for sale to the public) to December 31, 1996 and during the fiscal year ended December 31, 1997, Ivy Growth with Income Fund paid IMDI $2,093 and $6,307, respectively, pursuant to the Class C plan.

     During the fiscal year ended December 31, 1997, IMDI expended the following amounts in marketing Class A shares of Ivy Bond Fund: advertising, $7,684; printing and mailing of prospectuses to persons other than current shareholders, $68,145; compensation to dealers, $47,490; compensation to sales personnel, $227,395; seminars and meetings, $11,872; travel and entertainment, $19,468; general and administrative, $164,999; telephone, $6,196; and occupancy and equipment rental, $16,129.

     During the fiscal year ended December 31, 1997, IMDI expended the following amounts in marketing Class B shares of Ivy Bond Fund: advertising, $860; printing and mailing of prospectuses to persons other than current shareholders, $7,001; compensation to dealers, $71,489; compensation to sales personnel, $23,224; seminars and meetings, $17,872; travel and entertainment, $1,898; general and administrative, $15,167; telephone, $614; and occupancy and equipment rental, $1,646.

     During the fiscal year ended December 31, 1997, IMDI expended the following amounts in marketing Class C shares of Ivy
Bond Fund: advertising, $247; printing and mailing of prospectuses to persons other than current shareholders, $1,879;
compensation to dealers, $35,182; compensation to sales personnel, $6,199; seminars and meetings, $8,796; travel and entertainment, $485; general and administrative, $3,650;
telephone, $160; and occupancy and equipment rental, $438.

     During the fiscal year ended December 31, 1997, IMDI expended the following amounts in marketing Class A shares of Ivy US Emerging Growth Fund: advertising, $5,412; printing and mailing of prospectuses to persons other than current shareholders, $14,668; compensation to dealers, $36,926; compensation to sales personnel, $148,719; seminars and meetings, $9,232; travel and entertainment, $12,633; general and administrative, $102,388; telephone, $4,000; and occupancy and equipment rental, $10,526.

     During the fiscal year ended December 31, 1997, IMDI expended the following amounts in marketing Class B shares of Ivy US Emerging Growth Fund: advertising, $3,744; printing and mailing of prospectuses to persons other than current shareholders, $9,947; compensation to dealers, $197,802; compensation to sales personnel, $101,852; seminars and meetings, $44,450; travel and entertainment, $8,591; general and administrative, $69,129; telephone, $2,728; and occupancy and equipment rental, $7,209.

     During the fiscal year ended December 31, 1997, IMDI expended the following amounts in marketing Class C shares of Ivy US Emerging Growth Fund: advertising, $729; printing and mailing of prospectuses to persons other than current shareholders, $1,871; compensation to dealers, $55,765; compensation to sales personnel, $19,487; seminars and meetings, $13,941; travel and entertainment, $1,624; general and administrative, $12,905; telephone, $518; and occupancy and equipment rental, $1,379.

     During the fiscal year ended December 31, 1997, IMDI expended the following amounts in marketing Class A shares of Ivy Growth Fund: advertising, $25,408; printing and mailing of prospectuses to persons other than current shareholders, $72,158; compensation to dealers, $141,999; compensation to sales personnel, $745,122; seminars and meetings, $35,500; travel and entertainment, $63,766; general and administrative, $537,694; telephone, $20,273; and occupancy and equipment rental, $52,836.

     During the fiscal year ended December 31, 1997, IMDI expended the following amounts in marketing Class B shares of Ivy
Growth Fund: advertising, $340; printing and mailing of prospectuses to persons other than current shareholders, $943;
compensation to dealers, $17,897; compensation to sales personnel, $9,828; seminars and meetings, $4,474; travel and entertainment, $835; general and administrative, $6,970;
telephone, $266; and occupancy and equipment rental, $697.

     During the fiscal year ended December 31, 1997, IMDI expended the following amounts in marketing Class C shares of Ivy Growth Fund: advertising, $20; printing and mailing of prospectuses to persons other than current shareholders, $46; compensation to dealers, $2,254; compensation to sales personnel, $515; seminars and meetings, $564; travel and entertainment, $41; general and administrative, $319; telephone, $13; and occupancy and equipment rental, $36.

     During the fiscal year ended December 31, 1997, IMDI expended the following amounts in marketing Class A shares of Ivy Growth with Income Fund: advertising, $5,300; printing and mailing of prospectuses to persons other than current shareholders, $15,208; compensation to dealers, $36,749; compensation to sales personnel, $153,301; seminars and meetings, $9,187; travel and entertainment, $13,121; general and administrative, $109,764; telephone, $4,164; and occupancy and equipment rental, $10,865.

     During the fiscal year ended December 31, 1997, IMDI expended the following amounts in marketing Class B shares of Ivy Growth with Income Fund: advertising, $1,355; printing and mailing of prospectuses to persons other than current shareholders, $3,715; compensation to dealers, $81,619; compensation to sales personnel, $38,235; seminars and meetings, $20,405; travel and entertainment, $3,229; general and administrative, $26,595; telephone, $1,030; and occupancy and equipment rental, $2,710.

     During the fiscal year ended December 31, 1997, IMDI expended the following amounts in marketing Class C shares of Ivy Growth with Income Fund: advertising, $85; printing and mailing of prospectuses to persons other than current shareholders, $168; compensation to dealers, $23,981; compensation to sales personnel, $2,045; seminars and meetings, $5,995; travel and entertainment, $155; general and administrative, $1,110; telephone, $52; and occupancy and equipment rental, $144.

     Each Plan may be amended at any time with respect to the class of shares of the Fund to which the Plan relates by vote of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of considering such amendment. Each Plan may be terminated at any time with respect to the class of shares of the particular Fund to which the Plan relates, without payment of any penalty, by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of that class.

     If the Distribution Agreement or the Distribution Plans are terminated (or not renewed) with respect to any of the Ivy funds (or class of shares thereof), each may continue in effect with respect to any other fund (or Class of shares thereof) as to which they have not been terminated (or have been renewed).

CUSTODIAN

     Pursuant to a Custodian Agreement with the Trust, Brown Brothers Harriman & Co. (the "Custodian"), a private bank and member of the principal securities exchanges, located at 40 Water Street, Boston, Massachusetts 02109 (the "Custodian"), maintains custody of the assets of each Fund held in the United States. Rules adopted under the 1940 Act permit the Trust to maintain its foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Pursuant to those rules, the Custodian has entered into subcustodial agreements for the holding of each Fund's foreign securities. With respect to each Fund, the Custodian may receive, as partial payment for its services to the Funds, a portion of the Trust's brokerage business, subject to its ability to provide best price and execution.

FUND ACCOUNTING SERVICES

     Pursuant to a Fund Accounting Services Agreement, MIMI provides certain accounting and pricing services for each Fund. As compensation for those services, Ivy Bond Fund pays MIMI a monthly fee plus out-of-pocket expenses as incurred. The monthly fee is based upon the net assets of the particular Fund at the preceding month end at the following rates: $1,000 when the net assets are less than $20 million; $1,500 when the net assets are $20 to $75 million; $4,000 when the net assets are $75 to $100 million; and $6,000 when the net assets are over $100 million.
As compensation for those services, Ivy Growth Fund, Ivy Growth with Income Fund and Ivy US Emerging Growth Fund each pays MIMI a monthly fee plus out-of-pocket expenses as incurred. The monthly fee is based upon the net assets of the particular Fund at the preceding month end at the following rates: $1,250 when net assets are $10 million and under; $2,500 when net assets are $20 over $10 million to $40 million; $5,000 when net assets are over $40 million to $75 million; and $6,500 when net assets are over $75 million.

     For the fiscal years ended December 31, 1995, 1996 and 1997, Ivy Bond Fund paid $102,160, $95,017 and $100,392, respectively, to MIMI under such agreement. During the fiscal years ended December 31, 1995, 1996 and 1997, Ivy US Emerging Growth Fund paid MIMI $45,324, $89,558 and $96,822, respectively, under such agreement. During the fiscal years ended December 31, 1995, 1996 and 1997, Ivy Growth Fund paid MIMI $103,945, $131,740 and $104,714, respectively under such agreement. During the fiscal years ended December 31, 1995, 1996 and 1997, Ivy Growth with Income Fund paid MIMI $60,915, $87,182 and $92,373, respectively, pursuant to such agreement.

TRANSFER AGENT AND DIVIDEND PAYING AGENT

     Pursuant to a Transfer Agency and Shareholder Service Agreement, IMSC, a wholly owned subsidiary of MIMI, is the transfer agent for each Fund. Each Fund (except for Ivy Bond
Fund) pays a monthly fee at an annual rate of $20.00 per open account. Ivy Bond Fund pays $20.75 per open account for Class A, Class B and Class C and $10.25 per open account for Class I. In addition, each Fund pays a monthly fee at an annual rate of $4.58 per account that is closed plus certain out-of-pocket expenses. Such fees and expenses for the fiscal year ended December 31, 1997 for Ivy Bond Fund, Ivy US Emerging Growth Fund, Ivy Growth Fund and Ivy Growth with Income Fund totalled $169,538, $292,622, $790,101 and $217,740, respectively. Certain broker-dealers that maintain shareholder accounts with a Fund through an omnibus account provide transfer agent and other shareholder-related services that would otherwise be provided by IMSC if the individual accounts that comprise the omnibus account were opened by their beneficial owners directly. IMSC pays such broker-dealers a per account fee for each open account within the omnibus account, or a fixed rate (e.g., .10%) fee, based on the average daily net asset value of the omnibus account (or a combination thereof).

ADMINISTRATOR

     Pursuant to an Administrative Services Agreement, MIMI provides certain administrative services to each Fund. As compensation for these services, each Fund (except for Ivy Bond Fund with respect to its Class I shares only) pays MIMI a monthly fee at the annual rate of .10% of that Fund's average daily net assets. Ivy Bond Fund pays MIMI a monthly fee at the annual rate of .01% of its average daily net assets for Class I. Such fees for the fiscal year ended December 31, 1997 for Ivy Bond Fund, Ivy US Emerging Growth Fund, Ivy Growth Fund and Ivy Growth with Income Fund totalled $110,112, $114,559, $328,742 and $83,202, respectively.

     Outside of providing administrative services to the Trust, as described above, MIMI may also act on behalf of IMDI in paying commissions to broker-dealers with respect to sales of Class B and Class C shares of each Fund.

AUDITORS

     Coopers & Lybrand L.L.P., independent certified public accountants, has been selected as auditors for the Trust. The audit services performed by Coopers & Lybrand L.L.P., include audits of the annual financial statements of each of the funds of the Trust. Other services provided principally relate to filings with the SEC and the preparation of the funds' tax returns.

     Year 2000 Risks. The services provided to the Funds by IMI, MIMI and the Funds' other service providers are dependent on those service providers' computer systems. Many computer software and hardware systems in use today cannot distinguish between the year 2000 and the year 1900 because of the way dates are encoded and calculated (the "Year 2000 Problem"). The failure to make this distinction could have a negative implication on handling securities trades, pricing and account services. IMI, MIMI and the Funds' other service providers are taking steps that each believes are reasonably designed to address the Year 2000 Problem with respect to the computer systems that they use. The Funds believe these steps will be sufficient to avoid any material adverse impact on the Funds. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds.



                CAPITALIZATION AND VOTING RIGHTS

     Ivy Bond Fund results from a reorganization of Mackenzie Fixed Income Trust, a series of Mackenzie Series Trust, which reorganization was approved by shareholders of the Fund on December 15, 1994. The capitalization of the Trust consists of an unlimited number of shares of beneficial interest (no par value per share). When issued, shares of each class of each Fund are fully paid, non-assessable, redeemable and fully transferable. No class of shares of a Fund has preemptive rights or subscription rights.



     The Amended and Restated Declaration of Trust permits the Trustees to create separate series or portfolios and to divide any series or portfolio into one or more classes. The Trustees have authorized eighteen series, each of which represents a fund.

The Trustees have further authorized the issuance of Class A, Class B, and Class C shares for Ivy International Fund and Ivy Money Market Fund and Class A, Class B, Class C and Advisor Class shares for Ivy Asia Pacific Fund, Ivy Bond Fund, Ivy Canada Fund, Ivy China Region Fund, Ivy US Emerging Growth Fund (formerly Ivy Emerging Growth Fund until January 15, 1998), Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy Growth Fund, Ivy Growth with Income Fund, Ivy International Fund II, Ivy High Yield Fund (formerly Ivy International Bond Fund until January 28, 1998), Ivy South America Fund (formerly Ivy Latin America Strategy Fund until January 15, 1998), Ivy Developing Nations Fund (formerly Ivy New Century Fund until January 15, 1998) and Ivy Pan-Europe Fund, as well as Class I shares for Ivy Bond Fund, Ivy Global Science & Technology Fund, Ivy International Fund II, Ivy International Fund, Ivy High Yield Fund and Ivy International Small Companies Fund.

     Shareholders have the right to vote for the election of Trustees of the Trust and on any and all matters on which they may be entitled to vote by law or by the provisions of the Trust's By-Laws. The Trust is not required to hold a regular annual meeting of shareholders, and it does not intend to do so. Shares of each class of each Fund entitle their holders to one vote per share (with proportionate voting for fractional shares).

Shareholders of a Fund are entitled to vote alone on matters that only affect that Fund. All classes of shares of a Fund will vote together, except with respect to the distribution plan applicable to that Fund's Class A, Class B or Class C shares or when a class vote is required by the 1940 Act. On matters relating to all funds of the Trust, but affecting the funds differently, separate votes by the shareholders of each fund are required. Approval of an investment advisory agreement and a change in fundamental policies would be regarded as matters requiring separate voting by the shareholders of each fund of the Trust. If the Trustees determine that a matter does not affect the interests of a Fund, then the shareholders of that Fund will not be entitled to vote on that matter. Matters that affect the Trust in general, such as ratification of the selection of independent public accountants, will be voted upon collectively by the shareholders of all funds of the Trust.

     As used in this SAI and the Prospectus, the phrase "majority vote of the outstanding shares" of a Fund means the vote of the lesser of: (1) 67% of the shares of that Fund (or of the Trust) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of that Fund (or of the Trust).

     With respect to the submission to shareholder vote of a matter requiring separate voting by a Fund, the matter shall have been effectively acted upon with respect to that Fund if a majority of the outstanding voting securities of that Fund votes for the approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other fund of the Trust; or (2) the matter has not been approved by a majority of the outstanding voting securities of the Trust.

     The Amended and Restated Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. Shareholders will be assisted in communicating with other shareholders in connection with the removal of a Trustee as if Section 26(c) of the Act were applicable.

     The Trust's shares do not have cumulative voting rights and accordingly the holders of more than 50% of the outstanding shares could elect the entire Board, in which case the holders of the remaining shares would not be able to elect any Trustees.

     To the knowledge of the Trust, as of April 17, 1998, no shareholder owned beneficially or of record 5% or more of any Fund's outstanding Class A shares, except that of the outstanding Class A shares of Ivy Bond Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 1,098,779.728 shares (37.37%).

     To the knowledge of the Trust, as of April 17, 1998, no shareholder owned beneficially or of record 5% or more of any Fund's outstanding Class B shares, except that of the outstanding Class B shares of Ivy Growth Fund, IBT (custodian) FBO G. Pattyson, P.O. Box 11, Terrace Bay, Ontario, Canada POT 2WO, owned of record 17,745.276 shares (7.33%); and except that of the outstanding Class B shares of Ivy Growth with Income Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 191,412.628 shares (10.75%); and except that of the outstanding Class B shares of Ivy US Emerging Growth Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 339,527.965 shares (19.89%).

     To the knowledge of the Trust, as of April 17, 1998, no shareholder owned beneficially or of record 5% or more of any Fund's outstanding Class C shares, except that of the outstanding Class C shares of Ivy Bond Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 629,396.958 shares (73.32%); and except that of the outstanding Class C shares of Ivy Growth Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 4,134.133 shares (38.54%), Ramond James & Assoc.Inc., FBO Rafter L. Cattle Co., HRC 77 #441, Uvalde, TX 78801, owned of record 2,739.579 shares (25.54%), Painewebber, P.O. Box 3321, Weehawken, NJ 07087-8154
owned of record 1,375.981 shares (12.82%), Martin S Sawyer & Ruth C Sawyer, 2301 Freemont Drive, Sarasota, FL 34238-3016, owned of record 563.386 shares (5.25%), and Southwest Securities Inc., P.O. Box 509002, Dallas, TX 75250, owned of record 542.000 shares (5.05%); and except that of the outstanding Class C shares of Ivy Growth with Income Fund, Gaston R Levy, 50 Woodfall Road , Belmont, MA 02178, owned of record 25,996.360 shares (7.38%), Ann Marie Chenoweth, 7 Myers Farm Rd., Hingham, MA 02043, owned of record 25,298.237 shares (7.18%), Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 21,254.724 shares (6.04%), and S Joseph Hoffman, 28 Hidden Way, Andover, MA 01810, owned of record 20,481.233 shares (5.82%); and except that of the outstanding Class C shares of Ivy US Emerging Growth Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 101,388.092 shares (29.79%).

            To the knowledge of the Trust, as of April 17, 1998, no shareholder owned beneficially or of record 5% or more of any Fund's outstanding Advisor Class shares, except that of the outstanding Advisor Class shares of Ivy Bond Fund, Donaldson Lufkin Jenrette Securities Corporation Inc., P.O. Box 2052, Jersey City, NJ 07303-9998, owned of record 25,904.301 shares (81.09%), and Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104, owned of record 1,905.016 shares (5.96%).

     Under Massachusetts law, the Trust's shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Amended and Restated Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or its Trustees. The Amended and Restated Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder of a Fund held personally liable for the obligations of that Fund. The risk of a shareholder of the Trust incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and, thus, should be considered remote. No series of the Trust is liable for the obligations of any other series of the Trust. However, because the Prospectus pertains to more than one Fund, it is possible that one of the Funds to which the Prospectus pertains might become liable for any misstatement, inaccuracy, or incomplete disclosure in the Prospectus concerning any other Fund to which the Prospectus pertains.

                         NET ASSET VALUE

          The net asset value per share of a Fund is computed by dividing the value of the Fund's aggregate net assets (i.e., its total assets less its liabilities) by the number of the Fund's shares outstanding. For purposes of determining a Fund's aggregate net assets, receivables are valued at their realizable amounts. A Fund's liabilities, if not identifiable as belonging to a particular class of the Fund, are allocated among the Fund's several classes based on their relative net asset size. Liabilities attributable to a particular class are charged to that class directly. The total liabilities for a class are then deducted from the class's proportionate interest in the Fund's assets, and the resulting amount is divided by the number of shares of the class outstanding to produce its net asset value per share.

     A security listed or traded on a recognized stock exchange or The Nasdaq Stock Market Inc. ("Nasdaq") is valued at the security's last sale price on the exchange on which the security is principally traded. If no sale is reported at that time, the average between the current bid and asked price is used. The value of a foreign security is determined in its national currency as of the normal close of trading on the foreign exchange on which it is traded or as of the close of regular trading on the Exchange, if that is earlier, and that value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, eastern time, on the day the value of the foreign security is determined. All other securities for which OTC market quotations are readily available are valued at the average between the current bid and asked price.

     Debt securities normally are valued on the basis of quotes obtained from brokers and dealers (or pricing services that take into account appropriate valuation factors). Interest is accrued daily. Money market instruments are valued at amortized cost, which the Board believes approximates market value. Options are valued at the last sale price on the exchange on which they principally are traded, if available, and otherwise are valued at the last offering price, in the case of written options, and the last bid price, in the case of purchased options. Exchange listed and widely-traded OTC futures (and options thereon) are valued at the most recent settlement price. Securities and other assets for which market prices are not readily available are valued at fair value as determined by IMI and approved by the Board. Trading in securities on European and Far Eastern securities exchanges is normally completed before the close of regular trading on the Exchange. Trading on these foreign exchanges may not take place on all days on which there is regular trading on the Exchange, or may take place on days on which there is no regular trading on the Exchange (e.g., any of the national business holidays identified above). If events materially affecting the value of a Fund's portfolio securities occur between the time when these foreign exchanges close and the time when the Fund's net asset value is calculated, such securities may be valued at fair value as determined by IMI and approved by the Board.

     Portfolio securities are valued (and net asset value per share is determined) as of the close of regular trading on the Exchange (normally 4:00 p.m., eastern time) on each day the Exchange is open for trading. The Exchange and the Trust's offices are expected to be closed, and net asset value will not be calculated, on the following national business holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. On those days when either or both of the Funds' Custodian or the Exchange close early as a result of a partial holiday or otherwise, the Trust reserves the right to advance the time on that day by which purchase and redemption requests must be received.

     The sale of a Fund's shares will be suspended during any period when the determination of its net asset value is suspended pursuant to rules or orders of the SEC and may be suspended by the Board whenever in its judgment it is in the Fund's best interest to do so.

                       PORTFOLIO TURNOVER

     Each Fund purchases securities that are believed by IMI to have above average potential for capital appreciation. Common stocks are disposed of in situations where it is believed that potential for such appreciation has lessened or that other common stocks have a greater potential. Therefore, a Fund may purchase and sell securities without regard to the length of time the security is to be, or has been, held. A change in securities held by a Fund is known as "portfolio turnover" and may involve the payment by that Fund of dealer markup or underwriting commission and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities. A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the most recently completed fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during that year. For purposes of determining a Fund's portfolio turnover rate, all securities whose maturities at the time of acquisition were one year or less are excluded. The annual portfolio turnover rates for the Funds are provided in the Prospectus under "The Funds' Financial Highlights."

                           REDEMPTIONS

     Shares of each Fund are redeemed at their net asset value next determined after a proper redemption request has been received by IMSC, less any applicable CDSC.

     Unless a shareholder requests that the proceeds of any redemption be wired to his or her bank account, payment for shares tendered for redemption is made by check within seven days after tender in proper form, except that the Trust reserves the right to suspend the right of redemption or to postpone the date of payment upon redemption beyond seven days, (i) for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which trading on the Exchange is restricted, (ii) for any period during which an emergency exists as determined by the SEC as a result of which disposal of securities owned by a Fund is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or (iii) for such other periods as the SEC may by order permit for the protection of shareholders of a Fund.

     Under unusual circumstances, when the Board deems it in the best interest of a Fund's shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of that Fund taken at current values. If any such redemption in kind is to be made, each Fund may make an election pursuant to Rule 18f-1 under the 1940 Act. This will require the particular Fund to redeem with cash at a shareholder's election in any case where the redemption involves less than $250,000 (or 1% of that Fund's net asset value at the beginning of each 90-day period during which such redemptions are in effect, if that amount is less than $250,000). Should payment be made in securities, the redeeming shareholder may incur brokerage costs in converting such securities to cash.

     The Trust may redeem those accounts of shareholders who have maintained an investment, including sales charges paid, of less than $1,000 in a Fund for a period of more than 12 months. All accounts below that minimum will be redeemed simultaneously when MIMI deems it advisable. The $1,000 balance will be determined by actual dollar amounts invested by the shareholder, unaffected by market fluctuations. The Trust will notify any such shareholder by certified mail of its intention to redeem such account, and the shareholder shall have 60 days from the date of such letter to invest such additional sums as shall raise the value of such account above that minimum. Should the shareholder fail to forward such sum within 60 days of the date of the Trust's letter of notification, the Trust will redeem the shares held in such account and transmit the redemption in value thereof to the shareholder. However, those shareholders who are investing pursuant to the Automatic Investment Method will not be redeemed automatically unless they have ceased making payments pursuant to the plan for a period of at least six consecutive months, and these shareholders will be given six-months' notice by the Trust before such redemption. Shareholders in a qualified retirement, pension or profit sharing plan who wish to avoid tax consequences must "rollover" any sum so redeemed into another qualified plan within 60 days. The Trustees of the Trust may change the minimum account size.

     If a shareholder has given authorization for telephonic redemption privilege, shares can be redeemed and proceeds sent by Federal wire to a single previously designated bank account. Delivery of the proceeds of a wire redemption request of $250,000 or more may be delayed by a Fund for up to seven days if deemed appropriate under then-current market conditions. The Trust reserves the right to change this minimum or to terminate the telephonic redemption privilege without prior notice. The Trust cannot be responsible for the efficiency of the Federal wire system of the shareholder's dealer of record or bank. The shareholder is responsible for any charges by the shareholder's bank.

     Each Fund employs reasonable procedures that require personal identification prior to acting on redemption or exchange instructions communicated by telephone to confirm that such instructions are genuine. In the absence of such instructions, a Fund may be liable for any losses due to unauthorized or fraudulent telephone instructions.

                  CONVERSION OF CLASS B SHARES

     As described in the Prospectus, Class B shares of each Fund will automatically convert to Class A shares of the respective Fund, based on the relative net asset values per share of the two classes, no later than the month following the eighth anniversary of the initial issuance of such Class B shares of the particular Fund occurs. For the purpose of calculating the holding period required for conversion of Class B shares, the date of initial issuance shall mean: (1) the date on which such Class B shares were issued, or (2) for Class B shares obtained through an exchange, or a series of exchanges, (subject to the exchange privileges for Class B shares) the date on which the original Class B shares were issued. For purposes of conversion of Class B shares, Class B shares purchased through the reinvestment of dividends and capital gain distributions paid in respect of Class B shares will be held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those shares in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through the reinvestment of dividends and capital gain distributions.

                            TAXATION

     The following is a general discussion of certain tax rules thought to be applicable with respect to the Funds. It is merely a summary and is not an exhaustive discussion of all possible situations or of all potentially applicable taxes. Accordingly, shareholders and prospective shareholders should consult a competent tax adviser about the tax consequences to them of investing in the Funds.

     Each Fund intends to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the particular Fund's assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the particular Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies).

     As a regulated investment company, each Fund generally will not be subject to U.S. Federal income tax on its income and gains that it distributes to shareholders, if at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and the excess of any short-term capital gains over long-term capital losses) for the taxable year is distributed. Each Fund intends to distribute all such income.

     Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, each Fund must distribute during each calendar year, (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make distributions in accordance with the calendar year distribution requirements. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the particular Fund in October, November or December of the year with a record date in such a month and paid by that Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year the distributions are declared, rather than the calendar year in which the distributions are received.

OPTIONS, FUTURES AND FOREIGN CURRENCY FORWARD CONTRACTS

     The taxation of equity options and OTC options on debt securities is governed by Code section 1234. Pursuant to Code section 1234, the premium received by a Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

     Some of the options, futures and foreign currency forward contracts in which a Fund may invest may be "section 1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses; however, as described below, foreign currency gains or losses arising from certain section 1256 contracts are ordinary in character. Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

     The transactions in options, futures and forward contracts undertaken by a Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains or losses realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to a Fund are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders.

     A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

     Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

     Notwithstanding any of the foregoing, a Fund may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment of appreciated financial positions does not apply to certain transactions closed in the 90-day period ending with the 30th day after the close of a Fund's taxable year, if certain conditions are met.

CURRENCY FLUCTUATIONS -- "SECTION 988" GAINS OR LOSSES

     Gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues receivables or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities denominated in a foreign currency and certain options, futures and forward contracts, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income.

INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANIES

     A Fund may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which a Fund held the PFIC shares. A Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

     A Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. A Fund may elect to mark to market its PFIC shares, resulting in the shares being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported as ordinary income; any resulting loss and any loss from an actual disposition of the shares would be reported as ordinary loss to the extent of any net gains reported in prior years. Under another election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year.

DEBT SECURITIES ACQUIRED AT A DISCOUNT

     Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures.

     If a Fund invests in certain high yield original issue discount obligations issued by corporations, a portion of the original issue discount accruing on the obligation may be eligible for the deduction for dividends received by corporations. In such event, dividends of investment company taxable income received from the Fund by its corporate shareholders, to the extent attributable to such portion of accrued original issue discount, may be eligible for this deduction for dividends received by corporations if so designated by the Fund in a written notice to shareholders.

     Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. In addition, the deduction of any interest expenses attributable to debt securities having market discount may be deferred. Market discount generally accrues in equal daily installments. A Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

     Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, a Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

     A Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includible in income, even though cash representing such income may not have been received by a Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by a Fund.

DISTRIBUTIONS

     Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by a Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received from U.S. corporations by the Fund, may qualify for the dividends received deduction. However, the revised alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated by a Fund as capital gain dividends, are taxable to individual shareholders at a maximum 20% or 28% capital gains rate (depending on the Fund's holding period for the assets giving rise to the gain), whether paid in cash or in shares, and regardless of how long the shareholder has held the Fund's shares; such distributions are not eligible for the dividends received deduction. Shareholders receiving distributions in the form of newly issued shares will have a cost basis in each share received equal to the net asset value of a share of a Fund on the distribution date. A distribution of an amount in excess of a Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder's basis in his or her shares.

To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Shareholders will be notified annually as to the U.S. Federal tax status of distributions and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

     If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by a Fund, such distribution generally will be taxable even though it represents a return of invested capital. Shareholders should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which generally will be taxable to them.

DISPOSITION OF SHARES

     Upon a redemption, sale or exchange of his or her shares, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and, if so, may be eligible for reduced federal tax rates, depending upon the shareholder's holding period for the shares. Any loss realized on a redemption sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six-months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received or treated as having been received by the shareholder with respect to such shares.

     In some cases, shareholders will not be permitted to take all or portion of their sales loads into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales load in acquiring the shares of a Fund, (2) the shares are disposed of before the 91st day after the date on which they were acquired, and (3) the shareholder subsequently acquires shares in a Fund or another regulated investment company and the otherwise applicable sales charge is reduced under a "reinvestment right" received upon the initial purchase of Fund shares. The term "reinvestment right" means any right to acquire shares of one or more regulated investment companies without the payment of a sales load or with the payment of a reduced sales charge. Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right. This provision may be applied to successive acquisitions of fund shares.

FOREIGN WITHHOLDING TAXES

     Income received by a Fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country.

     If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and may elect to "pass-through" to that Fund's shareholders the amount of foreign income and similar taxes paid by that Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign income and similar taxes paid by a Fund, and will be entitled either to deduct his or her pro rata share of foreign income and similar taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. Federal income taxes, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Foreign taxes generally may not be deducted by a shareholder that is an individual in computing the alternative minimum tax. Each shareholder will be notified within 60 days after the close of a Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year and, if so, such notification will designate (1) the shareholder's portion of the foreign taxes paid to each such country and (2) the portion of the dividend which represents income derived from sources within each such country.

     Generally, except in the case of certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if a Fund makes the election described in the preceding paragraph, the source of that Fund's income flows through to its shareholders. With respect to a Fund, gains from the sale of securities generally will be treated as derived from U.S. sources and section 988 gains will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, including foreign source passive income received from a Fund. In addition, the foreign tax credit may offset only 90% of the revised alternative minimum tax imposed on corporations and individuals. Furthermore, the foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of the Fund are held by the Fund or the shareholder, as the case may be, for less than 16 days (46 days in the case of preferred shares) during the 30-day period (90-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend.

     The foregoing is only a general description of the foreign tax credit under current law. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

BACKUP WITHHOLDING

     Each Fund will be required to report to the Internal Revenue Service ("IRS") all taxable distributions as well as gross proceeds from the redemption of the particular Fund's shares, except in the case of certain exempt shareholders. All such distributions and proceeds will be subject to withholding of Federal income tax at a rate of 31% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish a Fund with and to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the particular Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. If the withholding provisions are applicable, any such distributions or proceeds, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld.

     Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above.
This discussion does not purport to deal with all of the tax consequences applicable to a Fund or shareholders. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

                     PERFORMANCE INFORMATION

     Performance information for the classes of shares of the Funds may be compared, in reports and promotional literature, to:

(i) the S&P 500 Index, the Dow Jones Industrial Average ("DJIA"), or other unmanaged indices so that investors may compare each Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm that ranks mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in a Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions or administrative and management costs and expenses.

     In addition, the Trust may, from time to time, include the yield (with respect to Ivy Bond Fund only), the average annual total return and the cumulative total return of shares of a Fund in advertisements, promotional literature or reports to shareholders or prospective investors.

     YIELD. Quotations of yield for a specific class of shares of a Fund will be based on all investment income attributable to that class earned during a particular 30-day (or one month) period (including dividends and interest), less expenses attributable to that class accrued during the period ("net investment income"), and will be computed by dividing the net investment income per share of that class earned during the period by the maximum offering price per share (in the case of Class A shares) or the net asset value per share (in the case of Class B and Class C shares) on the last day of the period, according to the following formula:

          YIELD     =    2[({(a-b)/cd} + 1){superscript 6}-1]

   Where: a         =    dividends and interest earned during the
                         period attributable to a specific class
                         of shares,

          b         =    expenses accrued for the period
                         attributable to that class (net of
                         reimbursements),

          c         =    the average daily number of shares of
                         that class outstanding during the period that were entitled to receive dividends, and

          d         =    the maximum offering price per share (in
                         the case of Class A shares) or the net
                         asset value per share (in the case of
                         Class B shares, Class C shares and Class
                         I shares) on the last day of the period.

     The yield for Class A, Class B and Class C shares of Ivy Bond Fund for the 30-day period ended December 31, 1997 was 6.53%, 6.13%, and 6.14%, respectively. As of December 31, 1997, there were no outstanding Class I shares of Ivy Bond Fund.

     AVERAGE ANNUAL TOTAL RETURN. Quotations of standardized average annual total return ("Standardized Return") for a specific class of shares of a Fund will be expressed in terms of the average annual compounded rate of return that would cause a hypothetical investment in that class of a Fund made on the first day of a designated period to equal the ending redeemable value ("ERV") of such hypothetical investment on the last day of the designated period, according to the following formula:

          P(1 + T){superscript n} = ERV

Where:    P    =    a hypothetical initial payment of $1,000 to
                    purchase shares of a specific class

          T    =    the average annual total return of shares of
                    that class

          n    =    the number of years

          ERV  =    the ending redeemable value of a hypothetical
                    $1,000 payment made at the beginning of the period.

     For purposes of the above computation for a Fund, it is assumed that all dividends and capital gains distributions made by a Fund are reinvested at net asset value in additional shares of the same class during the designated period. In calculating the ending redeemable value for Class A shares and assuming complete redemption at the end of the applicable period, the maximum 5.75% (4.75% for Ivy Bond Fund) sales charge is deducted from the initial $1,000 payment and, for Class B and Class C shares, the applicable CDSC imposed upon redemption of Class B or Class C shares held for the period is deducted. Standardized Return quotations for the Funds do not take into account any required payments for federal or state income taxes.
Standardized Return quotations for Class B shares for periods of over eight years will reflect conversion of the Class B shares to Class A shares at the end of the eighth year. Standardized Return quotations are determined to the nearest 1/100 of 1%.

     A Fund may, from time to time, include in advertisements, promotional literature or reports to shareholders or prospective investors total return data that are not calculated according to the formula set forth above ("Non-Standardized Return"). Neither initial nor CDSCs are taken into account in calculating Non-Standardized Return; a sales charge, if deducted, would reduce the return.

     The following tables summarize the calculation of Standardized and Non-Standardized Return for the Class A, Class B, Class C and Class I (for Ivy Bond Fund) shares of the Funds for the periods indicated. In determining the average annual total return for a specific class of shares of a Fund, recurring fees, if any, that are charged to all shareholder accounts are taken into consideration. For any account fees that vary with the size of the account of a Fund, the account fee used for purposes of the following computations is assumed to be the fee that would be charged to the mean account size of the particular Fund. Shares of Ivy Bond Fund outstanding as of March 31, 1994 were designated Class A shares of the Fund. Shares of each of Ivy US Emerging Growth Fund, Ivy Growth Fund and Ivy Growth with Income Fund outstanding as of October 22, 1993 have been redesignated as "Class A" shares of each respective Fund.

IVY BOND FUND

                               STANDARDIZED RETURN[*]
                 CLASS A[1] CLASS B[2] CLASS C[3]  CLASS I[7]

   One year ended
  December 31,
  1997:             6.56%     6.12%       10.11%     N/A

Five years ended
  December 31,
  1997:             8.40%     N/A         N/A        N/A

Ten years ended
  December 31,
  1997:             9.51%     N/A         N/A        N/A

Inception[#] to
  December 31,
  1997:[8]           N/A      7.87%       12.03%     N/A


                            NON-STANDARDIZED RETURN[**]
                 CLASS A[4] CLASS B[5] CLASS C[6]  CLASS I[7]

   One year ended
  December 31,
  1997:             11.87%    11.12%      11.11%     N/A

Five years ended
  December 31,
  1997:              9.46%     N/A        N/A        N/A

Ten years ended
  December 31,
  1997:             10.05%     N/A        N/A        N/A

Inception[#] to
  December 31,
  1997:[8]          N/A        8.51%     12.03%      N/A


_________________________

[*] The Standardized Return figures for Class A shares reflect the deduction of the maximum initial sales charge of 4.75%. The Standardized Return figures for Class B and C shares reflect the deduction of the applicable CDSC imposed on a redemption of Class B or C shares held for the period. Class I shares are not subject to an initial or a CDSC; therefore, the Non-Standardized Return figures would be identical to the Standardized Return figures.

[**] The Non-Standardized Return figures do not reflect the deduction of any initial sales charge or CDSC.

[#] Until December 31, 1994, MIMI served as investment adviser to Ivy Bond Fund, which until that date was a series of Mackenzie Series Trust. The inception date for the Fund (and the Class A shares of the Fund) was September 6, 1985; the inception date for the Class B and Class I shares of the Fund was April 1, 1994; and the inception date for the Class C shares of the Fund is April 30, 1996.

   [1] The Standardized Return figures for Class A shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class A shares for the one year ended December 31, 1997, the five years ended December 31, 1997 and the ten years ended December 31, 1997 would have been 6.56%, 8.40% and 9.08%, respectively.

[2] The Standardized Return figures for Class B shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class B shares for the one year ended December 31, 1997 and the period from inception through December 31, 1997 would have been 6.12% and 7.87%, respectively. (Since the inception date for Class B shares of the Fund was April 1, 1994, there were no Class B shares outstanding for the duration of the five year or ten year periods ending December 31, 1997.)

[3] The Standardized Return figure for Class C shares reflects expense reimbursement. Without expense reimbursement, the Standardized Return for Class C shares for the one year ended December 31, 1997 and for the period from inception through December 31, 1997 would have been 10.11% and 12.03%, respectively. (Since the inception date for Class C shares of the Fund was April 30, 1996, there were no Class C shares outstanding for the duration of the five year or ten year periods ending December 31, 1997.)

[4] The Non-Standardized Return figures for Class A shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class A shares for the one year ended December 31, 1997, the five years ended December 31, 1997 and the ten years ended December 31, 1997 would have been 11.87%, 9.46% and 9.61%, respectively.

[5] The Non-Standardized Return figures for Class B shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class B shares for the one year ending December 31, 1997 and the period from inception through December 31, 1997 would have been 11.12% and 8.51%, respectively. (Since the inception date for Class B shares of the Fund was April 1, 1994, there were no Class B shares outstanding for the duration of the five year or ten year periods ending December 31, 1997.)

[6] The Non-Standardized Return figure for Class C shares reflects expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class C shares for the one year ending December 31, 1997 and the period from inception through December 31, 1997 would have been 11.11% and 12.03%, respectively. (Since the inception date for Class C shares of the Fund was April 30, 1997, there were no Class C shares outstanding for the duration of the five year or ten year periods ending December 31, 1997.)

[7] No Class I shares were outstanding during the time periods indicated.

[8] The total return for a period less than a full year is calculated on an aggregate basis and is not annualized.

   IVY US EMERGING GROWTH FUND:


                     STANDARDIZED RETURN[*]
                 CLASS A[1]    CLASS B[2]      CLASS C[3]

One year ended
  December 31,
  1997:             (1.74)%        (1.47)%         2.58%

Inception[#] to
  December 31,
  1997:[7]           21.51%        14.13%          (.64)%


                   NON-STANDARDIZED RETURN[**]
                 CLASS A[4]    CLASS B[5]      CLASS C[6]

One year ended
  December 31,
  1997:              4.26%         3.53%           3.58%

Inception[#] to
  December 31,
  1997:[7]          23.04%        14.45%           (.64)%


_________________________

[*] The Standardized Return figures for Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. The Standardized Return figures for Class B and C shares reflect the deduction of the applicable CDSC imposed on a redemption of Class B or C shares held for the period.

[**] The Non-Standardized Return figures do not reflect the deduction of any initial sales charge or CDSC.

   [#] The inception date for Ivy US Emerging Growth Fund was March 3, 1993. Class A shares of the Fund were first offered for sale to the public on April 30, 1993, and Class B shares of the Fund were first offered for sale to the public on October 23, 1993. The inception date for the Class C shares of the Fund was April 30, 1996

[1] The Standardized Return figures for Class A shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class A shares for the one year ended December 31, 1997 and the period from inception through December 31, 1997 would have been (1.74)% and 21.48%, respectively.

[2] The Standardized Return figures for Class B shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class B shares for the one year ended December 31, 1997 and the period from inception through December 31, 1997 would have been (1.47)% and 14.09%, respectively.

[3] The Standardized Return figure for Class C shares reflects expense reimbursement. Without expense reimbursement, the Standardized Return for Class C shares for the one year ended December 31, 1997 and the period from inception through December 31, 1997 would have been 2.58% and (.64)%, respectively.

[4] The Non-Standardized Return figures for Class A shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class A shares for the one year ended December 31, 1997 and the period from inception through December 31, 1997 would have been 4.26% and 23.01%, respectively.

[5] The Non-Standardized Return figures for Class B shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class B shares for the one year ended December 31, 1997 and the period from inception through December 31, 1997 would have been 3.53% and 14.41%, respectively.

[6] The Non-Standardized Return figure for Class C shares reflects expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class C shares for the one year ended December 31, 1997 and the period from inception through December 31, 1997 would have been 3.58% and (.64)%, respectively.

[7] The total return for a period less than a full year is calculated on an aggregate basis and is not annualized.

IVY GROWTH FUND:

                     STANDARDIZED RETURN[*]
                 CLASS A[1]    CLASS B[2]      CLASS C[3]

   One year ended
  December 31,
  1997:             5.27%       5.69%            9.58%

Five years ended
  December 31,
  1997:            11.35%        N/A             N/A

Ten years ended
  December 31,
  1997:            12.48%         N/A            N/A

Inception[#] to
  December 31,
  1997:[7]         N/A            11.42%          9.47%


                   NON-STANDARDIZED RETURN[**]
                 CLASS A[4]    CLASS B[5]      CLASS C[6]

   One year ended
  December 31,
  1997:           11.69%         10.69%           10.58%

Five years ended
  December 31,
  1997:           12.68%         N/A             N/A

Ten years ended
  December 31,
  1997:           13.15%         N/A             N/A

Inception[#] to
  December 31,
  1997:[7]          N/A          11.76%           9.47%


_________________________

[*] The Standardized Return figures for Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. The Standardized Return figures for Class B and C shares reflect the deduction of the applicable CDSC imposed on a redemption of Class B or C shares held for the period.

[**] The Non-Standardized Return figures do not reflect the deduction of any initial sales charge or CDSC.

[#] The inception date for Ivy Growth Fund (and for Class A shares of the Fund) was March 1, 1984. The inception date for Class B shares of the Fund was October 23, 1993. The inception date for Class C shares of the Fund is April 30, 1996

   [1] The Standardized Return figures for Class A shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class A shares for the one year ended December 31, 1997, the five years ended December 31, 1997 and the ten years ended December 31, 1997 would have been 5.27%, 11.31% and 12.45%, respectively.

[2] The Standardized Return figures for Class B shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class B shares for the one year ended December 31, 1997 and the period from inception through December 31, 1997 would have been 5.69% and 11.37%, respectively. (Since the inception date for Class B shares of the Fund was October 23, 1993, there were no Class B shares outstanding for the duration of the five year or ten year periods ending December 31, 1997.)

[3] The Standardized Return figure for Class C shares reflects expense reimbursement. Without expense reimbursement, the Standardized Return for Class C shares for the one year period ended December 31, 1997 and the period from inception through December 31, 1997 would have been 9.58% and 9.47%, respectively. (Since the inception date for Class C shares of the Fund was April 30, 1996, there were no Class C shares outstanding for the duration of the five year or ten year periods ending December 31, 1997.)

[4] The Non-Standardized Return figures for Class A shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class A shares for the one year ended December 31, 1997, the five years ended December 31, 1997 and the ten years ended December 31, 1997 would have been 11.69%, 12.64% and 13.12%, respectively.

[5] The Non-Standardized Return figures for Class B shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class B shares for the one year ended December 31, 1997 and the period from inception through December 31, 1997 would have been 10.69% and 11.70%, respectively. (Since the inception date for Class B shares of the Fund was October 23, 1993, there were no Class B shares outstanding for the duration of the five year or ten year periods ending December 31, 1997.)

[6] The Non-Standardized Return figure for Class C shares reflects expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class C shares for the one year period ended December 31, 1997 and the period from inception through December 31, 1997 would have been 10.58% and 9.47%, respectively. (Since the inception date for Class C shares of the Fund was April 30, 1996, there were no Class C shares outstanding for the duration of the five year or ten year periods ending December 31, 1997.)

[7] The total return for a period less than a full year is calculated on an aggregate basis and is not annualized.

IVY GROWTH WITH INCOME FUND:

                     STANDARDIZED RETURN[*]
                 CLASS A[1]    CLASS B[2]      CLASS C[3]

   One year ended
  December 31,
  1997:             14.58%        15.74%            19.70%

Five years ended
  December 31,
  1997:             14.22%        N/A              N/A

Ten years ended
  December 31,
  1997:             14.61%        N/A              N/A

Inception[#] to
  December 31,
  1997:[7]           N/A          13.96%           20.00%


                   NON-STANDARDIZED RETURN[**]
                 CLASS A[4]    CLASS B[5]      CLASS C[6]

One year ended
  December 31,
  1997:             21.57%      20.74%             20.70%

Five years ended
  December 31,
  1997:             15.58%      N/A               N/A

Ten years ended
  December 31,
  1997:             15.29%      N/A               N/A

Inception[#] to
  December 31,
  1997:[7]           N/A        14.25%             20.00%


_________________________

[*] The Standardized Return figures for Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. The Standardized Return figures for Class B and C shares reflect the deduction of the applicable CDSC imposed on a redemption of Class B or C shares held for the period.

[**] The Non-Standardized Return figures do not reflect the deduction of any initial sales charge or CDSC.

[#] The inception date for Ivy Growth with Income Fund (and the Class A shares of the Fund) was April 1, 1984; the inception date for Class B shares of the Fund was October 23, 1993; and the inception date for the Class C shares of the Fund is April 30, 1996. The inception of Class C shares of the Fund coincided with the redesignation as "Class D" those shares of Ivy Growth with Income Fund that were initially issued as "Ivy Growth with Income Fund -- Class C" to shareholders of Mackenzie Growth & Income Fund, a former series of the Company, in connection with the reorganization between that fund and Ivy Growth with Income Fund, which shares are not offered for sale to the public.

   [1] The Standardized Return figures for Class A shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class A shares for the one year ended December 31, 1997, the five years ended December 31, 1997 and the ten years ended December 31, 1997 would have been 14.58%, 14.22% and 14.59%, respectively.

[2] The Standardized Return figures for Class B shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class B shares for the one year ended December 31, 1997 and the period from inception through December 31, 1997 would have been 15.74% and 13.96%, respectively. (Since the inception date for Class B shares of the Fund was October 23, 1993, there were no Class B shares outstanding for the duration of the five year or ten year periods ending December 31, 1997.)

[3] The Standardized Return figure for Class C shares reflects expense reimbursement. Without expense reimbursement, the Standardized Return for Class C shares for the one year period ended December 31, 1997 and for the period from inception through December 31, 1997 would have been 19.70% and 20.00%, respectively. (Since the inception date for Class C shares of the Fund was April 30, 1996, there were no Class C shares outstanding for the duration of the five year or ten year periods ending December 31, 1997.)

[4] The Non-Standardized Return figures for Class A shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class A shares for the one year ended December 31, 1997, the five years ended December 31, 1997 and the ten years ended December 31, 1997 would have been 21.57%, 15.58% and 15.27%, respectively.

[5] The Non-Standardized Return figures for Class B shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class B shares for the one year ended December 31, 1997 and the period from inception through December 31, 1997 would have been 20.74% and 14.25%, respectively. (Since the inception date for Class B shares of the Fund was October 23, 1993, there were no Class B shares outstanding for the duration of the five year or ten year periods ending December 31, 1997.)

[6] The Non-Standardized Return figure for Class C shares reflects expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class C shares for the one year period ended December 31, 1997 and for the period from inception through December 31, 1997 would have been 20.70% and 20.00%, respectively. (Since the inception date for Class C shares of the Fund was April 30, 1996, there were no Class C shares outstanding for the duration of the five year or ten year periods ending December 31, 1997.)

[7] The total return for a period less than a full year is calculated on an aggregate basis and is not annualized.

     CUMULATIVE TOTAL RETURN. Cumulative total return is the cumulative rate of return on a hypothetical initial investment of $1,000 in a specific Class of shares of a Fund for a specified period. Cumulative total return quotations reflect changes in the price of a Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in the Fund shares. Cumulative total return is calculated by computing the cumulative rates of return of a hypothetical investment in a specific Class of shares of a Fund over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

          C = (ERV/P) - 1

Where:    C    =    cumulative total return

          P    =    a hypothetical initial investment of $1,000
                    to purchase shares of a specific Class

          ERV  =    ending redeemable value:  ERV is the value,
                    at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

     IVY BOND FUND. The following table summarizes the calculation of Cumulative Total Return for the periods indicated through December 31, 1997, assuming the maximum 4.75% sales charge has been assessed.

                                                  SINCE
            ONE YEAR   FIVE YEARS    TEN YEARS    INCEPTION[*]

Class A        6.56%     49.68%       148.15%     N/A
Class B        6.12%    N/A[**]      N/A[**]      32.88%
Class C       10.11%    N/A[**]      N/A[**]      20.90%
Class I      N/A[**]    N/A[**]      N/A[**]      N/A[**]

     The following table summarizes the calculation of Cumulative
Total Return for the periods indicated through December 31, 1997, assuming the maximum 5.75% sales charge has not been assessed.

                                                  SINCE
            ONE YEAR   FIVE YEARS    TEN YEARS    INCEPTION[*]

Class A      11.87%     57.14%       160.53%      N/A
Class B      11.12%     N/A[**]      N/A[**]      35.88%
Class C      11.11%     N/A[**]      N/A[**]      20.90%
Class I      N/A[**]    N/A[**]      N/A[**]      N/A[**]

___________________________

[*] Until December 31, 1994, MIMI served as investment adviser to Ivy Bond Fund, which until that date was a series of Mackenzie Series Trust. The inception date for the Fund (and the Class A shares of Ivy Bond Fund) was September 6, 1985; the inception date for the Class B and Class I shares of the Fund was April 1, 1994. The inception date for Class C shares of the Fund was April 30, 1996.

[**] No such shares were outstanding for the duration of the time period indicated.


     IVY US EMERGING GROWTH FUND. The following table summarizes the calculation of Cumulative Total Return for the periods indicated through December 31, 1997, assuming the maximum 5.75% sales charge has been assessed.

                                      SINCE
                  ONE YEAR            INCEPTION[*]

Class A            (1.74)%             148.38%
Class B            (1.47)%              74.01%
Class C             2.58%               (1.06)%

     The following table summarizes the calculation of Cumulative
Total Return for the periods indicated through December 31, 1997, assuming the maximum 5.75% sales charge has not been assessed.

                                      SINCE
                  ONE YEAR            INCEPTION[*]

Class A            4.26%               163.53%
Class B            3.53%                76.01%
Class C            3.58%                (1.06)%


___________________________

   [*] The inception date for Ivy US Emerging Growth Fund was March 3, 1993. Class A shares of the Fund were first offered for sale to the public on April 30, 1993, and Class B shares of the Fund were first offered for sale to the public on October 23, 1993. The inception date for Class C shares of the Fund was April 30, 1996.

     IVY GROWTH FUND. The following table summarizes the calculation of Cumulative Total Return for the periods indicated through December 31, 1997, assuming the maximum 5.75% sales charge has been assessed.

                                                  SINCE
            ONE YEAR   FIVE YEARS    TEN YEARS    INCEPTION[*]

Class A      5.27%     71.20%        224.17%      N/A
Class B      5.69%     N/A[**]       N/A[**]      57.33%
Class C      9.58%     N/A[**]       N/A[**]      16.32%

     The following table summarizes the calculation of Cumulative
Total Return for the periods indicated through December 31, 1997, assuming the maximum 5.75% sales charge has not been assessed.

                                                  SINCE
            ONE YEAR   FIVE YEARS    TEN YEARS    INCEPTION[*]

Class A     11.69%     81.64%        243.95%      N/A
Class B     10.69%     N/A[**]       N/A[**]      59.33%
Class C     10.58%     N/A[**]       N/A[**]      16.32%


___________________________

[*] The inception date for Ivy Growth Fund (and for Class A shares of the Fund) was March 1, 1984. The inception date for the Class B shares of the Fund was October 23, 1993. The inception date for Class C shares of the Fund was April 30, 1996.

[**] No such shares were outstanding for the duration of the time period indicated.

     IVY GROWTH WITH INCOME FUND. The following table summarizes the calculation of Cumulative Total Return for the periods indicated through December 31, 1997, assuming the maximum 5.75% sales charge has been assessed.

                                                  SINCE
            ONE YEAR   FIVE YEARS    TEN YEARS    INCEPTION[*]

Class A     14.58%     94.43%        290.91%      614.24%
Class B     15.74%     N/A[**]       N/A[**]       72.87%
Class C     19.70%     N/A[**]       N/A[**]       35.63%

     The following table summarizes the calculation of Cumulative
Total Return for the periods indicated through December 31, 1997, assuming the maximum 5.75% sales charge has not been assessed.

                                                  SINCE
            ONE YEAR   FIVE YEARS    TEN YEARS    INCEPTION[*]

Class A     26.57%     106.29%       314.76%      657.81%
Class B     20.74%     N/A[**]       N/A[**]       74.87%
Class C     20.70%     N/A[**]       N/A[**]       35.63%


___________________________

[*] The inception date for Ivy Growth with Income Fund (and the Class A shares of the Fund) was April 1, 1984; the inception date for the Class B shares of the Fund was October 23, 1993. The inception date for Class C shares of the Fund was April 30, 1996.

[**] No such shares were outstanding for the duration of the time period indicated.

     OTHER QUOTATIONS, COMPARISONS AND GENERAL INFORMATION. The foregoing computation methods are prescribed for advertising and other communications subject to SEC Rule 482. Communications not subject to this rule may contain a number of different measures of performance, computation methods and assumptions, including but not limited to: historical total returns; results of actual or hypothetical investments; changes in dividends, distributions or share values; or any graphic illustration of such data. These data may cover any period of the Trust's existence and may or may not include the impact of sales charges, taxes or other factors.

     Performance quotations for a Fund will vary from time to time depending on market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. These factors and possible differences in the methods used in calculating performance quotations should be considered when comparing performance information regarding a Fund's shares with information published for other investment companies and other investment vehicles. Performance quotations should also be considered relative to changes in the value of a Fund's shares and the risks associated with a Fund's investment objectives and policies. At any time in the future, performance quotations may be higher or lower than past performance quotations and there can be no assurance that any historical performance quotation will continue in the future.

     The Funds may also cite endorsements or use for comparison their performance rankings and listings reported in such newspapers or business or consumer publications as, among others:

AAII Journal, Barron's, Boston Business Journal, Boston Globe, Boston Herald, Business Week, Consumer's Digest, Consumer Guide Publications, Changing Times, Financial Planning, Financial World, Forbes, Fortune, Growth Fund Guide, Houston Post, Institutional Investor, International Fund Monitor, Investor's Daily, Los Angeles Times, Medical Economics, Miami Herald, Money Mutual Fund Forecaster, Mutual Fund Letter, Mutual Fund Source Book, Mutual Fund Values, National Underwriter, Nelson's Directory of Investment Managers, New York Times, Newsweek, No Load Fund Investor, No Load Fund* X, Oakland Tribune, Pension World, Pensions and Investment Age, Personal Investor, Rugg and Steele, Time, U.S. News and World Report, USA Today, The Wall Street Journal, and Washington Post.

                      FINANCIAL STATEMENTS

     Each Fund's Portfolio of Investments as of December 31, 1997, Statement of Assets and Liabilities as of December 31, 1997, Statement of Operations for the fiscal year ended December 31, 1997, Statement of Changes in Net Assets for the fiscal years ended December 31, 1996, and December 31, 1997, Financial Highlights, Notes to Financial Statements, and Report of Independent Accountants are included in each Fund's December 31, 1997 Annual Report to shareholders, which are incorporated by reference into this SAI.


                           APPENDIX A

    DESCRIPTION OF STANDARD & POOR'S CORPORATION ("S&P") AND
   MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") CORPORATE BOND
                  AND COMMERCIAL PAPER RATINGS

   [From "Moody's Bond Record," November 1994 Issue  (Moody's
Investors Service, New York, 1994), and "Standard & Poor's
Municipal Ratings Handbook," October 1997 Issue (McGraw Hill, New
York, 1997).]

MOODY'S:

     (a) CORPORATE BONDS. Bonds rated Aaa by Moody's are judged by Moody's to be of the best quality, carrying the smallest degree of investment risk. Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa are judged by Moody's to be of high quality by all standards. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuations of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds which are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds rated Baa by Moody's are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments of or maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     (b) COMMERCIAL PAPER. The Prime rating is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following:
(1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity;
(5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and
(8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Issuers within this Prime category may be given ratings 1, 2 or 3, depending on the relative strengths of these factors. The designation of Prime-1 indicates the highest quality repayment capacity of the rated issue. Issuers rated Prime-2 are deemed to have a strong ability for repayment while issuers voted Prime-3 are deemed to have an acceptable ability for repayment. Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P:

     (a) CORPORATE BONDS. An S&P corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. The ratings described below may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Debt rated AAA has the highest rating assigned by S&P.
Capacity to pay interest and repay principal is extremely strong.

Debt rated AA is judged by S&P to have a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. Debt rated A by S&P has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     Debt rated BBB by S&P is regarded by S&P as having an adequate capacity to pay interest and repay principal. Although such bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than debt in higher rated categories.

     Debt rated BB, B, CCC, CC and C is regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating. Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating. The rating CC typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     The rating CI is reserved for income bonds on which no interest is being paid. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     (b) COMMERCIAL PAPER. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

     The commercial paper rating A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.
For commercial paper with an A-2 rating, the capacity for timely payment on issues is satisfactory, but not as high as for issues designated A-1. Issues rated A-3 have adequate capacity for timely payment, but are more vulnerable to the adverse effects of changes in circumstances than obligations carrying higher designations.

     Issues rated B are regarded as having only speculative capacity for timely payment. The C rating is assigned to short-term debt obligations with a doubtful capacity for payment. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.


                          IVY BOND FUND
                         IVY GROWTH FUND
                   IVY GROWTH WITH INCOME FUND
                  IVY US EMERGING GROWTH FUND

                            series of

                            IVY FUND
              Via Mizner Financial Plaza, Suite 300
                    700 South Federal Highway
                    Boca Raton, Florida 33432

               STATEMENT OF ADDITIONAL INFORMATION
                      ADVISOR CLASS SHARES

                         April 30, 1998

_________________________________________________________________


     Ivy Fund (the "Trust") is an open-end management investment company that currently consists of eighteen fully managed portfolios, each of which (except for Ivy South America Fund) is diversified. This Statement of Additional Information ("SAI") relates to the Advisor Class shares of the four portfolios listed above (collectively, the "Funds," and each, a "Fund"). The other fourteen portfolios of the Trust are described in separate SAIs.

     This SAI is not a prospectus and should be read in conjunction with the prospectus for the Funds' Advisor Class shares dated April 30, 1998 (the "Prospectus"), which may be obtained upon request and without charge from the Distributor at the address and telephone number printed below. Advisor Class shares are only offered to certain investors (see the Prospectus). The Funds also offer Class A, Class B and Class C (and Class I shares, in the case of Ivy Bond Fund), which are described in a separate prospectus and SAI that may also be obtained without charge from the Distributor.

                       INVESTMENT MANAGER

                  Ivy Management, Inc. ("IMI")
              Via Mizner Financial Plaza, Suite 300
                    700 South Federal Highway
                    Boca Raton, Florida 33432
                    Telephone: (800) 777-6472

                           DISTRIBUTOR

                Ivy Mackenzie Distributors, Inc.
              Via Mizner Financial Plaza, Suite 300
                    700 South Federal Highway
                   Boca Raton, Florida  33432
                    Telephone: (800) 456-5111


                        TABLE OF CONTENTS

INVESTMENT OBJECTIVES AND POLICIES . . . . . . . . . . . . . .  1

RISK FACTORS . . . . . . . . . . . . . . . . . . . . . . . . .  2
     ADJUSTABLE RATE PREFERRED STOCKS. . . . . . . . . . . . .  2
     BANKING INDUSTRY AND SAVINGS AND LOAN OBLIGATIONS . . . .  3
     BORROWING . . . . . . . . . . . . . . . . . . . . . . . .  3
     COMMERCIAL PAPER. . . . . . . . . . . . . . . . . . . . .  3
     CONVERTIBLE SECURITIES. . . . . . . . . . . . . . . . . .  3
     DEBT SECURITIES . . . . . . . . . . . . . . . . . . . . .  4
          IN GENERAL . . . . . . . . . . . . . . . . . . . . .  4
          U.S. GOVERNMENT SECURITIES . . . . . . . . . . . . .  4
          MUNICIPAL SECURITIES . . . . . . . . . . . . . . . .  5
          INVESTMENT-GRADE DEBT SECURITIES . . . . . . . . . .  5
          LOW-RATED DEBT SECURITIES. . . . . . . . . . . . . .  5
          ZERO COUPON BONDS. . . . . . . . . . . . . . . . . .  6
     FIRM COMMITMENT AGREEMENTS AND "WHEN-ISSUED"
          SECURITIES . . . . . . . . . . . . . . . . . . . . .  7
     FORWARD FOREIGN CURRENCY CONTRACTS. . . . . . . . . . . .  7
     FOREIGN SECURITIES. . . . . . . . . . . . . . . . . . . .  8
          DEPOSITORY RECEIPTS. . . . . . . . . . . . . . . . .  8
          EMERGING MARKETS . . . . . . . . . . . . . . . . . .  9
          FOREIGN CURRENCIES . . . . . . . . . . . . . . . . . 10
     ILLIQUID SECURITIES . . . . . . . . . . . . . . . . . . . 10
     REAL ESTATE INVESTMENT TRUSTS (REITS) . . . . . . . . . . 11
     REPURCHASE AGREEMENTS . . . . . . . . . . . . . . . . . . 11
     SMALL COMPANIES . . . . . . . . . . . . . . . . . . . . . 11
     WARRANTS. . . . . . . . . . . . . . . . . . . . . . . . . 12
     OPTIONS TRANSACTIONS. . . . . . . . . . . . . . . . . . . 12
          IN GENERAL . . . . . . . . . . . . . . . . . . . . . 12
          WRITING OPTIONS ON INDIVIDUAL SECURITIES . . . . . . 13
          PURCHASING OPTIONS ON INDIVIDUAL SECURITIES. . . . . 13
          PURCHASING AND WRITING OPTIONS ON SECURITIES
               INDICES . . . . . . . . . . . . . . . . . . . . 14
          RISKS OF OPTIONS TRANSACTIONS. . . . . . . . . . . . 14
     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. . . . 15
          IN GENERAL . . . . . . . . . . . . . . . . . . . . . 15
          INTEREST RATE FUTURES CONTRACTS. . . . . . . . . . . 16
          OPTIONS ON INTEREST RATE FUTURES CONTRACTS . . . . . 16
          FOREIGN CURRENCY FUTURES CONTRACTS AND RELATED
               OPTIONS . . . . . . . . . . . . . . . . . . . . 17
          RISKS ASSOCIATED WITH FUTURES AND RELATED OPTIONS. . 17
     SECURITIES INDEX FUTURES CONTRACTS. . . . . . . . . . . . 18
          RISKS OF SECURITIES INDEX FUTURES. . . . . . . . . . 19
     COMBINED TRANSACTIONS . . . . . . . . . . . . . . . . . . 20

INVESTMENT RESTRICTIONS. . . . . . . . . . . . . . . . . . . . 20

ADDITIONAL RESTRICTIONS. . . . . . . . . . . . . . . . . . . . 22

ADDITIONAL RIGHTS AND PRIVILEGES . . . . . . . . . . . . . . . 24

AUTOMATIC INVESTMENT METHOD. . . . . . . . . . . . . . . . . . 24
     EXCHANGE OF SHARES. . . . . . . . . . . . . . . . . . . . 24
     RETIREMENT PLANS. . . . . . . . . . . . . . . . . . . . . 25
          INDIVIDUAL RETIREMENT ACCOUNTS . . . . . . . . . . . 25
          QUALIFIED PLANS. . . . . . . . . . . . . . . . . . . 27
          DEFERRED COMPENSATION FOR PUBLIC SCHOOLS AND
               CHARITABLE ORGANIZATIONS ("403(B)(7)
               ACCOUNT") . . . . . . . . . . . . . . . . . . . 27
          SIMPLIFIED EMPLOYEE PENSION ("SEP") IRAS . . . . . . 28
          SIMPLE PLANS . . . . . . . . . . . . . . . . . . . . 28
     SYSTEMATIC WITHDRAWAL PLAN. . . . . . . . . . . . . . . . 28
     GROUP SYSTEMATIC INVESTMENT PROGRAM . . . . . . . . . . . 28

BROKERAGE ALLOCATION . . . . . . . . . . . . . . . . . . . . . 29

TRUSTEES AND OFFICERS. . . . . . . . . . . . . . . . . . . . . 31
     PERSONAL INVESTMENTS BY EMPLOYEES OF IMI. . . . . . . . . 35

COMPENSATION TABLE . . . . . . . . . . . . . . . . . . . . . . 36

INVESTMENT ADVISORY AND OTHER SERVICES . . . . . . . . . . . . 38
     BUSINESS MANAGEMENT AND INVESTMENT ADVISORY SERVICES. . . 38
     DISTRIBUTION SERVICES . . . . . . . . . . . . . . . . . . 40
          RULE 18F-3 PLAN. . . . . . . . . . . . . . . . . . . 40
     CUSTODIAN . . . . . . . . . . . . . . . . . . . . . . . . 41
     FUND ACCOUNTING SERVICES. . . . . . . . . . . . . . . . . 41
     TRANSFER AGENT AND DIVIDEND PAYING AGENT. . . . . . . . . 41
     ADMINISTRATOR . . . . . . . . . . . . . . . . . . . . . . 41
     AUDITORS. . . . . . . . . . . . . . . . . . . . . . . . . 42

CAPITALIZATION AND VOTING RIGHTS . . . . . . . . . . . . . . . 42

NET ASSET VALUE. . . . . . . . . . . . . . . . . . . . . . . . 44

PORTFOLIO TURNOVER . . . . . . . . . . . . . . . . . . . . . . 45

REDEMPTIONS. . . . . . . . . . . . . . . . . . . . . . . . . . 45

TAXATION . . . . . . . . . . . . . . . . . . . . . . . . . . . 46
     OPTIONS, FUTURES AND FOREIGN CURRENCY FORWARD
          CONTRACTS. . . . . . . . . . . . . . . . . . . . . . 47
     CURRENCY FLUCTUATIONS -- "SECTION 988" GAINS OR LOSSES. . 48
     INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANIES. . . . 48
     DEBT SECURITIES ACQUIRED AT A DISCOUNT. . . . . . . . . . 49
     DISTRIBUTIONS . . . . . . . . . . . . . . . . . . . . . . 50
     DISPOSITION OF SHARES . . . . . . . . . . . . . . . . . . 50
     FOREIGN WITHHOLDING TAXES . . . . . . . . . . . . . . . . 51
     BACKUP WITHHOLDING. . . . . . . . . . . . . . . . . . . . 51

PERFORMANCE INFORMATION. . . . . . . . . . . . . . . . . . . . 52
     YIELD . . . . . . . . . . . . . . . . . . . . . . . . . . 52
     AVERAGE ANNUAL TOTAL RETURN . . . . . . . . . . . . . . . 53
     OTHER QUOTATIONS, COMPARISONS AND GENERAL INFORMATION . . 54

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . 54

APPENDIX A
DESCRIPTION OF STANDARD & POOR'S CORPORATION ("S&P") AND
MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") CORPORATE BOND AND
COMMERCIAL PAPER RATINGS . . . . . . . . . . . . . . . . . . . 55



               INVESTMENT OBJECTIVES AND POLICIES

     Each Fund has its own investment objective and policies, which are described in the Prospectus under the captions "Investment Objectives and Policies" and "Risk Factors and Investment Techniques." The different types of securities and investment techniques used by the Funds involve varying degrees of risk, and are described more fully under "Risk Factors," below.

     IVY BOND FUND: Ivy Bond Fund seeks a high level of current income by investing primarily in (i) investment grade corporate bonds (those rated Aaa, Aa, A or Baa by Moody's Investors Service, Inc. ("Moody's") or AAA, AA, A or BBB by Standard & Poor's Corporation ("S&P"), or, if unrated, are considered by IMI to be of comparable quality) and (ii) U.S. Government securities (including mortgage-backed securities issued by U.S. Government agencies or instrumentalities) that mature in more than 13 months. As a fundamental policy, the Fund normally invests at least 65% of its total assets in these fixed income securities. For temporary defensive purposes, the Fund may invest without limit in U.S. Government securities maturing in 13 months or less, certificates of deposit, bankers' acceptances, commercial paper and repurchase agreements. The Fund may also invest up to 35% of its total assets in such money market securities in order to meet redemptions or to maximize income to the Fund while it is arranging longer-term investments.

     The Fund may invest up to 35% of its net assets in corporate debt securities, including zero coupon bonds (subject to the restrictions set forth below), rated Ba or below by Moody's or BB or below by S&P, or, if unrated, are considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). The Fund will not invest in debt securities rated less than C by either Moody's or S&P. During the twelve months ended December 31, 1997, based upon the dollar-weighted average ratings of the Fund's portfolio holdings at the end of each month during that period, the Fund had the following percentages of its total assets invested in debt securities rated in the categories indicated (all ratings are by either Moody's or S&P, whichever rating is higher): 4.5% in securities rated Aaa/AAA; 0% in securities rated Aa/AA; 7.8% in securities rated A/A; 50.0% in securities rated Baa/BBB; 14.4% in securities rated Ba/BB; 15.9% in securities rated B/B; and 1.3% in securities rated Caa/CCC or below. The asset composition of the Fund subsequent to the period indicated may or may not approximate these figures. See
Appendix A in the SAI for a description of Moody's and S&P's corporate bond ratings.

     The Fund may invest up to 5% of its net assets in dividend-paying common and preferred stocks (including adjustable rate preferred stocks and securities convertible into common stocks), municipal bonds, zero coupon bonds, and securities sold on a "when-issued" or firm commitment basis. As a temporary measure for extraordinary or emergency purposes, the Fund may borrow from banks up to 10% of the value of its total assets.

     The Fund may invest up to 20% of its net assets in debt securities of foreign issuers, including non-U.S. dollar-denominated debt securities, American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs"), American Depository Shares ("ADSs") and Global Depository Shares ("GDSs"), Eurodollar securities and debt securities issued, assumed or guaranteed by foreign governments or political subdivisions or instrumentalities thereof. The Fund may also enter into forward foreign currency contracts, but not for speculative purposes. The Fund may not invest more than 15% of the value of its net assets in illiquid securities.

     The Fund may purchase put and call options, provided the premium paid for such options does not exceed 10% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 50% of the value of its net assets, and may write covered call options so long as not more than 20% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in interest rate futures contracts, currency futures contracts and options on interest rate futures and currency futures contracts.

     IVY GROWTH FUND, IVY GROWTH WITH INCOME FUND, AND    Ivy US
Emerging Growth Fund    :  Each Fund's principal investment
objective is long-term capital growth primarily through investment in equity securities, with current income being a secondary consideration. Ivy Growth with Income Fund has tended to emphasize dividend-paying stocks more than the other two Funds. Under normal conditions, each Fund invests at least 65% of its total assets in common stocks and securities convertible into common stocks. Ivy Growth Fund and Ivy Growth with Income Fund invest primarily in common stocks of domestic corporations with low price-earnings ratios and rising earnings, focusing on established, financially secure firms with capitalizations over $100 million and more than three years of operating history.
   Ivy US Emerging Growth Fund     invests primarily in common
stocks (or securities with similar characteristics) of small- and medium-sized companies, both domestic and foreign, that are in the early stages of their life cycles and that IMI believes have the potential to become major enterprises.

     All of the Funds may invest up to 25% of their net assets in foreign equity securities, primarily those traded in European, Pacific Basin and Latin American markets, some of which may be emerging markets involving special risks, as described below. Individual foreign securities are selected based on value indicators, such as a low price-earnings ratio, and are reviewed for fundamental financial strength.

     When circumstances warrant, each Fund may invest without limit in investment grade debt securities (e.g., U.S. Government securities or other corporate debt securities rated at least Baa by Moody's or BBB by S&P, or, if unrated, are considered by IMI to be of comparable quality), preferred stocks, or cash or cash equivalents such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements.

     Ivy Growth with Income Fund may invest less than 35% of its net assets in debt securities rated Ba or below by Moody's or BB or below by S&P, or if unrated, are considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). Ivy Growth Fund may invest up to 5% of its net assets in these low-rated debt securities. Neither Fund will invest in debt securities rated less than C by either Moody's or S&P. (As of December 31, 1997, neither Fund invested in low-rated debt securities).

     As a fundamental policy, each Fund may borrow up to 10% of the value of its total assets, but only for temporary purposes when it would be advantageous to do so from an investment standpoint. All of the Funds may invest up to 5% of their net assets in warrants. Each Fund may not invest more than 15% of its net assets in illiquid securities. All of the Funds may enter into forward foreign currency contracts. Ivy Growth Fund and Ivy Growth with Income Fund may also invest in equity real estate investment trusts.

     Each of the Funds may write put options, with respect to not more than 10% of the value of its net assets, on securities and stock indices, and may write covered call options with respect to not more than 25% of the value of its net assets. Each Fund may purchase options, provided the aggregate premium paid for all options held does not exceed 5% of its net assets. For hedging purposes only, each Fund may enter into stock index futures contracts as a means of regulating its exposure to equity markets. A Fund's equivalent exposure in stock index futures contracts will not exceed 15% of its total assets.

                          RISK FACTORS

ADJUSTABLE RATE PREFERRED STOCKS

     Adjustable rate preferred stocks have a variable dividend, generally determined on a quarterly basis according to a formula based upon a specified premium or discount to the yield on a particular U.S. Treasury security rather than a dividend which is set for the life of the issue. Although the dividend rates on these stocks are adjusted quarterly and their market value should therefore be less sensitive to interest rate fluctuations than are other fixed income securities and preferred stocks, the market values of adjustable rate preferred stocks have fluctuated and can be expected to continue to do so in the future.

BANKING INDUSTRY AND SAVINGS AND LOAN OBLIGATIONS

     Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank (meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument at maturity). In addition to investing in certificates of deposit and bankers' acceptances, a Fund may invest in time deposits in banks or savings and loan associations. Time deposits are generally similar to certificates of deposit, but are uncertificated. A Fund's investments in certificates of deposit, time deposits, and bankers' acceptances are limited to obligations of (i) banks having total assets in excess of $1 billion, (ii) U.S. banks which do not meet the $1 billion asset requirement, if the principal amount of such obligation is fully insured by the Federal Deposit Insurance Corporation (the "FDIC"), (iii) savings and loan associations which have total assets in excess of $1 billion and which are members of the FDIC, and (iv) foreign banks if the obligation is, in IMI's opinion, of an investment quality comparable to other debt securities which may be purchased by the particular Fund. A Fund's investments in certificates of deposit of savings associations are limited to obligations of Federal and state-chartered institutions whose total assets exceed $1 billion and whose deposits are insured by the FDIC.

BORROWING

     Borrowing may exaggerate the effect on a Fund's net asset value of any increase or decrease in the value of the Fund's portfolio securities. Money borrowed will be subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances). Although the principal of a Fund's borrowings will be fixed, the Fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk. All borrowings will be repaid before any additional investments are made.

COMMERCIAL PAPER

     Commercial paper represents short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations and finance companies. A Fund may invest in commercial paper that is rated Prime-1 by Moody's Investors Service, Inc. ("Moody's") or A-1 by Standard & Poor's Corporation ("S&P") or, if not rated by Moody's or S&P, is issued by companies having an outstanding debt issue rated Aaa or Aa by Moody's or AAA or AA by S&P.

CONVERTIBLE SECURITIES

     The convertible securities in which a Fund may invest include corporate bonds, notes, debentures, preferred stock and other securities that may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. Investments in convertible securities can provide income through interest and dividend payments as well as an opportunity for capital appreciation by virtue of their conversion or exchange features. Because convertible securities can be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stock changes, and, therefore, also tends to follow movements in the general market for equity securities. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock, although typically not as much as the price of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

     As debt securities, convertible securities are investments that provide for a stream of income. Like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations (see following section). Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

     Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, are senior in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, convertible bonds and convertible preferred stock typically have lower coupon rates than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income.

DEBT SECURITIES

     IN GENERAL. Investing in debt securities involves both interest rate and credit risk. Generally, the value of debt instruments rises and falls inversely with fluctuations in interest rates. As interest rates decline, the value of debt securities generally increases. Conversely, rising interest rates tend to cause the value of debt securities to decrease. Bonds with longer maturities generally are more volatile than bonds with shorter maturities. The market value of debt securities also varies according to the relative financial condition of the issuer. In general, lower-quality bonds offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument.

     U.S. GOVERNMENT SECURITIES. U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes, and bonds) and (2) Federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates, which are mortgage-backed securities). When such securities are held to maturity, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest possible credit quality. U.S. Government securities that are not held to maturity are subject to variations in market value due to fluctuations in interest rates.

     Mortgage-backed securities are securities representing part ownership of a pool of mortgage loans. For example, GNMA certificates are such securities in which the timely payment of principal and interest is guaranteed by the full faith and credit of the U.S. Government. Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the loans typically will be substantially less because the mortgages will be subject to principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayments tends to increase, thereby shortening the actual average life of the security. Conversely, rising interest rates tend to decrease the rate of prepayment, thereby lengthening the actual average life of the security (and increasing the security's price volatility).

Accordingly, it is not possible to predict accurately the average life of a particular pool. Reinvestment of prepayment may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, mortgage-backed securities can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates, and may involve significantly greater price and yield volatility than traditional debt securities.
Such securities may appreciate or decline in market value during periods of declining or rising interest rates, respectively.

     Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of nor guaranteed by the U.S. Treasury; however, they involve Federal sponsorship in one way or another. Some are backed by specific types of collateral, some are supported by the issuer's right to borrow from the Treasury, some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer, others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, Federal Home Loan Mortgage Association and Student Loan Marketing Association.

     MUNICIPAL SECURITIES. Municipal securities are debt obligations that generally have a maturity at the time of issue in excess of one year and are issued to obtain funds for various public purposes. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities, or, in some cases, from the proceeds of a special excise of a specific revenue source. Industrial development bonds or private activity bonds are issued by or on behalf of public authorities to obtain funds for privately-operated facilities and are in most cases revenue bonds that generally do not carry the pledge of the full faith and credit of the issuer of such bonds, but depend for payment on the ability of the industrial user to meet its obligations (or on any property pledged as security).

     The market prices of municipal securities, like those of taxable debt securities, go up and down when interest rates change. Thus, the net asset value per share can be expected to fluctuate and shareholders may receive more or less than their purchase price for shares they redeem.

     INVESTMENT-GRADE DEBT SECURITIES. Bonds rated Aaa by Moody's and AAA by S&P are judged to be of the best quality (i.e., capacity to pay interest and repay principal is extremely strong). Bonds rated Aa/AA are considered to be of high quality (i.e., capacity to pay interest and repay principal is very strong and differs from the highest rated issues only to a small degree). Bonds rated A are viewed as having many favorable investment attributes, but elements may be present that suggest a susceptibility to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Bonds rated Baa/BBB (considered by Moody's to be "medium grade" obligations) are considered to have an adequate capacity to pay interest and repay principal, but certain protective elements may be lacking (i.e., such bonds lack outstanding investment characteristics and have some speculative characteristics). A Fund may invest in debt securities that are given an investment-grade rating by Moody's or S&P, and may also invest in unrated debt securities that are considered by IMI to be of comparable quality.

     LOW-RATED DEBT SECURITIES. Securities rated lower than Baa or BBB and comparable unrated securities (commonly referred to as "high yield" or "junk" bonds) are considered to be predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. The lower the ratings of corporate debt securities, the more their risks render them like equity securities. Such securities carry a high degree of risk (including the possibility of default or bankruptcy of the issuers of such securities), and generally involve greater volatility of price and risk of principal and income (and may be less liquid) than securities in the higher rating categories. (See Appendix A for a more complete description of the ratings assigned by Moody's and S&P and their respective characteristics.)

     Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. During an economic downturn or period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service their principal and interest payment obligations. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a Fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

     The trading market for high yield securities may be thin to the extent that there is no established retail secondary market or because of a decline in the value of such securities. A thin trading market may limit the ability of a Fund to accurately value high yield securities in the Fund's portfolio, could adversely affect the price at which the Fund could sell such securities, and cause large fluctuations in the daily net asset value of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of low-rated debt securities, especially in a thinly traded market. When secondary markets for high yield securities become relatively less liquid, it may be more difficult to value the securities, requiring additional research and elements of judgment. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

     Credit quality in the high yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is the policy of IMI not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of a Fund's investment objectives by investment in such securities may be more dependent on IMI's credit analysis than is the case for higher quality bonds.
Should the rating of a portfolio security be downgraded, IMI will determine whether it is in the best interest of a Fund to retain or dispose of such security.

     Prices for high yield securities may be affected by legislative and regulatory developments. For example, Federal rules require savings and loan institutions to gradually reduce their holdings of this type of security. Also, Congress has from time to time considered legislation that would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

     While IMI may refer to ratings issued by established credit rating agencies, it is not IMI's policy to rely exclusively on such ratings, but rather to supplement such ratings with its own independent and ongoing review of credit quality. A Fund's achievement of its investment objective may, to the extent of its investment in low-rated debt securities, be more dependent upon IMI's credit analysis than would be the case if the Funds were investing in higher quality bonds. Should the rating of a portfolio security be downgraded, IMI will determine whether it is in the affected Fund's best interest to retain or dispose of the security. However, should any individual bond held by a Fund be downgraded below a rating of C, IMI currently intends to dispose of such bond based on then existing market conditions.

     ZERO COUPON BONDS. Zero coupon bonds are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. If a Fund holds zero coupon bonds in its portfolio, it would recognize income currently for Federal income tax purposes in the amount of the unpaid, accrued interest and generally would be required to distribute dividends repre-senting such income to shareholders currently, even though funds representing such income would not have been received by the Fund. Cash to pay dividends representing unpaid, accrued interest may be obtained from, for example, sales proceeds of portfolio securities and Fund shares and from loan proceeds. The potential sale of portfolio securities to pay cash distributions from income earned on zero coupon bonds may result in a Fund being forced to sell portfolio securities at a time when it might otherwise choose not to sell these securities and when the Fund might incur a capital loss on such sales. Because interest on zero coupon obligations is not distributed to the Fund on a current basis, but is in effect compounded, the value of such securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations which distribute income regularly.

FIRM COMMITMENT AGREEMENTS AND "WHEN-ISSUED" SECURITIES

     New issues of certain debt securities are often offered on a "when-issued" basis, meaning the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the date of the commitment to purchase. Firm commitment agreements call for the purchase of securities at an agreed-upon price on a specified future date. A Fund uses such investment techniques in order to secure what is considered to be an advantageous price and yield to the Fund and not for purposes of leveraging the Fund's assets. In either instance, the Fund will maintain in a segregated account with its Custodian cash or liquid securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the underlying securities.

FORWARD FOREIGN CURRENCY CONTRACTS

     A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date (usually less than a year), and typically is individually negotiated and privately traded by currency traders and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for commissions, they do realize a profit based on the difference between the price at which they are buying and selling various currencies. Although these contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.

     While a Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for a Fund than if it had not engaged in such transactions. Moreover, there may be an imperfect correlation between a Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by that Fund. An imperfect correlation of this type may prevent a Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss.

     A Fund will not enter into forward contracts or maintain a net exposure to such contracts where the consummation of the contract would obligate the Fund to deliver an amount of currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Further, a Fund generally will not enter into a forward contract with a term of greater than one year.

     A Fund will hold cash or liquid securities in a segregated account with its Custodian in an amount equal (on a daily marked-to-market basis) to the amount of the commitments under these contracts. At the maturity of a forward contract, a Fund may either accept or make delivery of the currency specified in the contract, or, prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

FOREIGN SECURITIES

     A Fund may invest in securities of foreign issuers, including non-U.S. dollar-denominated debt securities, Euro dollar securities, sponsored and unsponsored American Depository Receipts ("ADRs"), American Depository Shares ("ADSs"), Global Depository Receipts ("GDRs"), Global Depository Shares ("GDSs") and debt securities issued, assumed or guaranteed by foreign governments or political subdivisions or instrumentalities thereof. Shareholders should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in the Funds' domestic investments.

     Although IMI intends to invest a Fund's assets only in nations that are generally considered to have relatively stable and friendly governments, there is the possibility of expropriation, nationalization, repatriation or confiscatory taxation, taxation on income earned in a foreign country and other foreign taxes, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default on foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations. In addition, in many countries there is less publicly available information about issuers than is available for U.S. companies. Moreover, foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. In many foreign countries, there is less governmental supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the United States. Foreign securities transactions may also be subject to higher brokerage costs than domestic securities transactions. The foreign securities markets of many of the countries in which a Fund may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States. In addition, a Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgment in foreign courts.

     Foreign stock markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause that Fund to miss attractive investment opportunities. Further, the inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund because of subsequent declines in the value of the portfolio security or, if a Fund has entered into a contract to sell the security, in possible liability to the purchaser. Fixed commissions on some foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although IMI will endeavor to achieve the most favorable net results on a Fund's portfolio transactions. It may be more difficult for a Fund's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. IMI seeks to mitigate the risks to a Fund associated with the foregoing considerations through investment variation and continuous professional management.

     DEPOSITORY RECEIPTS. ADRs, GDRs and similar instruments, the issuance of which is typically administered by a U.S. or foreign bank or trust company, evidence ownership of underlying securities issued by a U.S. or foreign corporation. ADRs are publicly traded on exchanges or over-the-counter ("OTC") in the United States. Unsponsored programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, information concerning the issuer may not be as current or as readily available as in the case of sponsored depository instruments, and their prices may be more volatile than if they were sponsored by the issuers of the underlying securities.

     EMERGING MARKETS. A Fund could have significant investments in securities traded in emerging markets. Investors should recognize that investing in such countries involves special considerations, in addition to those set forth above, that are not typically associated with investing in United States securities and that may affect a Fund's performance favorably or unfavorably.

     In recent years, many emerging market countries around the world have undergone political changes that have reduced government's role in economic and personal affairs and have stimulated investment and growth. Historically, there is a strong direct correlation between economic growth and stock market returns. While this is no guarantee of future performance, IMI believes that investment opportunities (particularly in the energy, environmental services, natural resources, basic materials, power, telecommunications and transportation industries) may result within the evolving economies of emerging market countries from which the Fund and its shareholders will benefit.

     Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. Such risks include (i) less social, political and economic stability; (ii) a small market for securities and/or a low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility;
(iii) certain national policies that may restrict a Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
(iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until relatively recently in certain Eastern European countries, of a capital market structure or market-oriented economy; (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries; and (viii) the possibility that currency devaluations could adversely affect the value of a Fund's investments. Further, many emerging markets have experienced and continue to experience high rates of inflation.

     Despite the dissolution of the Soviet Union, the Communist Party may continue to exercise a significant role in certain Eastern European countries. To the extent of the Communist Party's influence, investments in such countries will involve risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, a Fund could lose a substantial portion of any investments it has made in the affected countries. Further, few (if any) accounting standards exist in Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial in relation to the actual market values and may be adverse to a Fund's net asset value.

     Certain Eastern European countries that do not have well-established trading markets are characterized by an absence of developed legal structures governing private and foreign investments and private property. In addition, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.

     Authoritarian governments in certain Eastern European countries may require that a governmental or quasi-governmental authority act as custodian of a Fund's assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to the custody of a Fund's cash and securities, that Fund's investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such countries.

     FOREIGN CURRENCIES. Investment in foreign securities usually will involve currencies of foreign countries. A Fund may also temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs and may purchase forward foreign currency contracts. Because of these factors, the value of the assets of a Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. Although the Funds' Custodian values each Fund's assets daily in terms of U.S. dollars, the Funds generally do not convert their holdings of foreign currencies into U.S. dollars on a daily basis. A Fund will do so from time to time, however, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.

     Because a Fund normally will be invested in both U.S. and foreign securities markets, changes in the Fund's share price may have a low correlation with movements in U.S. markets. A Fund's share price will reflect the movements of both the different stock and bond markets in which it is invested (both U.S. and foreign), and of the currencies in which the investments are denominated. Thus, the strength or weakness of the U.S. dollar against foreign currencies may account for part of a Fund's investment performance. U.S. and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly. In addition, significant uncertainty surrounds the proposed introduction of the euro (a common currency for the European Union) in January 1999 and its effect on the value of securities denominated in local European currencies. These and other currencies in which the Funds' assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

ILLIQUID SECURITIES

     A Fund may purchase securities other than in the open market. While such purchases may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities" or "not readily marketable"(i.e., they cannot be sold to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"), or the availability of an exemption from registration (such as Rule 144A) or because they are subject to other legal or contractual delays in or restrictions on resale). This investment practice, therefore, could have the effect of increasing the level of illiquidity of a Fund. It is a Fund's policy that illiquid securities (including repurchase agreements of more than seven days duration, certain restricted securities, and other securities which are not readily marketable) may not constitute, at the time of purchase, more than 15% of the value of the Fund's net assets. The Trust's Board of Trustees has approved guidelines for use by IMI in determining whether a security is illiquid.

     Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the 1933 Act. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. If adverse market conditions were to develop during the period between a Fund's decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. Where a registration statement is required for the resale of restricted securities, a Fund may be required to bear all or part of the registration expenses. A Fund may be deemed to be an "underwriter" for purposes of the 1933 Act when selling restricted securities to the public and, in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

     Since it is not possible to predict with assurance that the market for securities eligible for resale under Rule 144A will continue to be liquid, IMI will monitor such restricted securities subject to the supervision of the Board of Trustees. Among the factors IMI may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer).

REAL ESTATE INVESTMENT TRUSTS (REITS)

     A REIT is a corporation, trust or association that invests in real estate mortgages or equities for the benefit of its investors. REITs are dependent upon management skill, may not be diversified and are subject to the risks of financing projects. Such entities are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

REPURCHASE AGREEMENTS

     Repurchase agreements are contracts under which a Fund buys a money market instrument and obtains a simultaneous commitment from the seller to repurchase the instrument at a specified time and at an agreed-upon yield. Under guidelines approved by the Board, a Fund is permitted to enter into repurchase agreements only if the repurchase agreements are at least fully collateralized with U.S. Government securities or other securities that IMI has approved for use as collateral for repurchase agreements and the collateral must be marked-to-market daily. A Fund will enter into repurchase agreements only with banks and broker-dealers deemed to be creditworthy by its Adviser under the above-referenced guidelines. In the unlikely event of failure of the executing bank or broker-dealer, a Fund could experience some delay in obtaining direct ownership of the underlying collateral and might incur a loss if the value of the security should decline, as well as costs in disposing of the security.

SMALL COMPANIES

     Investing in smaller company stocks involves certain special considerations and risks that are not usually associated with investing in larger, more established companies. For example, the securities of small or new companies may be subject to more abrupt or erratic market movements because they tend to be thinly traded and are subject to a greater degree to changes in the issuer's earnings and prospects. Small companies also tend to have limited product lines, markets or financial resources. Transaction costs in smaller company stocks also may be higher than those of larger companies.

WARRANTS

     The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. However, prices of warrants do not necessarily move in a tandem with the prices of the underlying securities, and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a Fund were not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant.

OPTIONS TRANSACTIONS

     IN GENERAL. A Fund may engage in transactions in options on securities and stock indices in accordance with its stated investment objective and policies. A Fund may also purchase put options on securities and may purchase and sell (write) put and call options on stock indices. Options on securities and stock indices purchased or written by a Fund will be limited to options traded on national securities exchanges, boards of trade or similar entities, or in the OTC markets.

     A call option is a short-term contract (having a duration of less than one year) pursuant to which the purchaser, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. A put option is a similar contract pursuant to which the purchaser, in return for a premium paid, has the right to sell the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option, to buy the underlying security at the exercise price. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the time remaining to expiration of the option, supply and demand, and interest rates.

     If the writer of an option wishes to terminate the obligation, the writer may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the Options Clearing Corporation. However, a writer may not effect a closing purchase transaction after it has been notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate his or her position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected at any particular time or at any acceptable price. If any call or put option is not exercised or sold, it will become worthless on its expiration date.

     A Fund will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put previously written by the Fund if the premium, plus commission costs, paid by the Fund to purchase the call or the put is less (or greater) than the premium, less commission costs, received by the Fund on the sale of the call or the put. A gain also will be realized if a call or a put that a Fund has written lapses unexercised, because the Fund would retain the premium. Any such gains (or losses) are considered short-term capital gains (or losses) for Federal income tax purposes. Net short-term capital gains, when distributed by a Fund, are taxable as ordinary income. See "Taxation."

     A Fund will realize a gain (or a loss) on a closing sale transaction with respect to a call or a put previously purchased by the Fund if the premium, less commission costs, received by the Fund on the sale of the call or the put is greater (or less) than the premium, plus commission costs, paid by the Fund to purchase the call or the put. If a put or a call expires unexercised, it will become worthless on the expiration date, and a Fund will realize a loss in the amount of the premium paid, plus commission costs. Any such gain or loss will be long-term or short-term gain or loss, depending upon a Fund's holding period for the option.

     Exchange-traded options generally have standardized terms and are issued by a regulated clearing organization (such as the Options Clearing Corporation), which, in effect, guarantees the completion of every exchange-traded option transaction. In contrast, the terms of OTC options are negotiated by a Fund and its counterparty (usually a securities dealer or a financial institution) with no clearing organization guarantee. When a Fund purchases an OTC option, it relies on the party from whom it has purchased the option (the "counterparty") to make delivery of the instrument underlying the option. If the counterparty fails to do so, a Fund will lose any premium paid for the option, as well as any expected benefit of the transaction. Accordingly, IMI will assess the creditworthiness of each counterparty to determine the likelihood that the terms of the OTC option will be satisfied.

     WRITING OPTIONS ON INDIVIDUAL SECURITIES.  A Fund may write
(sell) covered call options on the Fund's securities in an attempt to realize a greater current return than would be realized on the securities alone. A Fund may also write covered call options to hedge a possible stock or bond market decline (only to the extent of the premium paid to the Fund for the options). In view of the investment objectives of a Fund, the Fund generally would write call options only in circumstances where the investment adviser to the Fund does not anticipate significant appreciation of the underlying security in the near future or has otherwise determined to dispose of the security.

     A Fund may write covered call options as described in the Funds' Prospectus. A "covered" call option means generally that so long as the Fund is obligated as the writer of a call option, the Fund will (i) own the underlying securities subject to the option, or (ii) have the right to acquire the underlying securities through immediate conversion or exchange of convertible preferred stocks or convertible debt securities owned by the Fund. Although a Fund receives premium income from these activities, any appreciation realized on an underlying security will be limited by the terms of the call option. A Fund may purchase call options on individual securities only to effect a "closing purchase transaction."

     As the writer of a call option, a Fund receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period, if the option is exercised. So long as a Fund remains obligated as a writer of a call option, it forgoes the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such a profit (and retains the risk of loss should the value of the underlying security decline).

     PURCHASING OPTIONS ON INDIVIDUAL SECURITIES. A Fund may purchase a put option on an underlying security owned by the Fund as a defensive technique in order to protect against an anticipated decline in the value of the security. A Fund, as the holder of the put option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that a Fund must pay. These costs will reduce any profit a Fund might have realized had it sold the underlying security instead of buying the put option. The premium paid for the put option would reduce any capital gain otherwise available for distribution when the security is eventually sold. The purchase of put options will not be used by a Fund for leveraging purposes.

     A Fund may also purchase a put option on an underlying security that it owns and at the same time write a call option on the same security with the same exercise price and expiration date. Depending on whether the underlying security appreciates or depreciates in value, a Fund would sell the underlying security for the exercise price either upon exercise of the call option written by it or by exercising the put option held by it. A Fund would enter into such transactions in order to profit from the difference between the premium received by the Fund for the writing of the call option and the premium paid by the Fund for the purchase of the put option, thereby increasing the Fund's current return. A Fund may write (sell) put options on individual securities only to effect a "closing sale transaction."

     PURCHASING AND WRITING OPTIONS ON SECURITIES INDICES. A Fund may purchase and sell (write) put and call options on securities indices. An index assigns relative values to the securities included in the index and the index fluctuates with changes in the market values of the securities so included. Options on indices are similar to options on individual securities, except that, rather than giving the purchaser the right to take delivery of an individual security at a specified price, they give the purchaser the right to receive cash. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars, times a specified multiple (the "multiplier"). The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

     The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices have different multipliers.

     When a Fund writes a call or put option on a stock index, the option is "covered", in the case of a call, or "secured", in the case of a put, if the Fund maintains in a segregated account with the Custodian cash or liquid securities equal to the contract value. A call option is also covered if a Fund holds a call on the same index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written, provided that the Fund maintains in a segregated account with the Custodian the difference in cash or liquid securities. A put option is also "secured" if a Fund holds a put on the same index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written or (ii) less than the exercise price of the put written, provided that the Fund maintains in a segregated account with the Custodian the difference in cash or liquid securities.

     RISKS OF OPTIONS TRANSACTIONS. The purchase and writing of options involves certain special risks. During the option period, the covered call writer, in return for the premium on the option, has given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities (or cash in the case of an index option) at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security (or index), in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, a Fund will lose its entire investment in the option. Also, where a put or call option on a particular security (or index) is purchased to hedge against price movements in a related security (or securities), the price of the put or call option may move more or less than the price of the related security (or securities). In this regard, there are differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective.

     There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position. Finally, trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange. Closing transactions can be made for OTC options only by negotiating directly with the counterparty or by a transaction in the secondary market, if any such market exists.

There is no assurance that a Fund will be able to close out an OTC option position at a favorable price prior to its expiration.

In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration. Although a Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, the Fund may experience losses in some cases as a result of such inability.

     A Fund's options activities may impact the level of its portfolio turnover and brokerage commissions. See "Portfolio
Turnover."

     A Fund's success in using options techniques depends, among other things, on the Advisor's ability to predict accurately the direction and volatility of price movements in the options and securities markets, and to select the proper type, time and duration of options.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     IN GENERAL. A Fund may enter into futures contracts and options on futures contracts for hedging purposes. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a commodity at a specified price and time. When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its Custodian (or broker, if legally permitted) in a segregated account a specified amount of cash or liquid securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day a Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, a Fund will mark-to-market its open futures position.

     A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts it has written. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

     Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery of offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, a Fund generally realizes a capital gain, or if it is more, the Fund generally realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund generally realizes a capital gain, or if it is less, the Fund generally realizes a capital loss. The transaction costs must also be included in these calculations.

     When purchasing a futures contract, a Fund will maintain in a segregated account with its Custodian (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with a futures commission merchant ("FCM") as margin, are equal to the market value of the futures contract. Alternatively, a Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund.

     When selling a futures contact, a Fund will maintain with its Custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by that Fund (or at a higher price if the difference is maintained in cash or liquid assets in a segregated account with the Fund's Custodian).

     When selling a call option on a futures contract, a Fund will maintain with its Custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, equal the total market value of the futures contract underlying the call option. Alternatively, a Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by that Fund.

     When selling a put option on a futures contract, a Fund will maintain with its Custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that equal the purchase price of the futures contract less any margin on deposit. Alternatively, a Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

     INTEREST RATE FUTURES CONTRACTS. A Fund may engage in interest rate futures contracts transactions for hedging purposes only. An interest rate futures contract is an agreement between parties to buy or sell a specified debt security at a set price on a future date. The financial instruments that underlie interest rate futures contracts include long-term U.S. Treasury bonds, U.S. Treasury notes, GNMA certificates, and three-month U.S. Treasury bills. In the case of futures contracts traded on U.S. exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be in the cash financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security will result in lower transaction costs being incurred.

     A Fund may sell interest rate futures contracts in order to hedge its portfolio securities whose value may be sensitive to changes in interest rates. In addition, a Fund could purchase and sell these futures contracts in order to hedge its holdings in certain common stocks (such as utilities, banks and savings and loans) whose value may be sensitive to changes in interest rates. A Fund could sell interest rate futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of its securities that might otherwise result. When a Fund is not fully invested in securities, it could purchase interest rate futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of securities that it intends to purchase. As such purchases are made, an equivalent amount of interest rate futures contracts will be terminated by offsetting sales. In a substantial majority of these transactions, a Fund would purchase such securities upon termination of the futures position whether the futures position results from the purchase of an interest rate futures contract or the purchase of a call option on an interest rate futures contract, but under unusual market conditions, a futures position may be terminated without the corresponding purchase of securities.

     OPTIONS ON INTEREST RATE FUTURES CONTRACTS. Options on interest rate futures give the purchaser the right (but not the obligation), in return for the premium paid, to assume a position in an interest rate futures contract at a specified exercise price at a time during the period of the option.

     Transactions in options on interest rate futures enable a Fund to hedge against the possibility that fluctuations in interest rates and other factors may result in a general decline in prices of debt securities owned by the Fund. Assuming that any decline in the securities being hedged is accomplished by a rise in interest rates, the purchase of put options and sale of call options on the futures contracts may generate gains which can partially offset any decline in the value of the Fund's portfolio securities which have been hedged. However, if after the Fund purchases or sells an option on a futures contract the value of the securities being hedged moves in the opposite direction from that contemplated, the Fund may experience losses in the form of premiums on such options which would partially offset gains the Fund would have.

     FOREIGN CURRENCY FUTURES CONTRACTS AND RELATED OPTIONS. A Fund may engage in foreign currency futures contracts and related options transactions for hedging purposes. A foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a foreign currency at a specified price and time.

     An option on a foreign currency futures contract gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon the exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

     A Fund may purchase call and put options on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which portfolio securities of the Fund may be denominated. A call option on a foreign currency gives the buyer the right to buy, and a put option the right to sell, a certain amount of foreign currency at a specified price during a fixed period of time. The Fund may invest in options on foreign currency which are either listed on a domestic securities exchange or traded on a recognized foreign exchange.

     In those situations where foreign currency options may not be readily purchased (or where such options may be deemed illiquid) in the currency in which the hedge is desired, the hedge may be obtained by purchasing an option on a "surrogate" currency (i.e., a currency where there is tangible evidence of a direct correlation in the trading value of the two currencies).
A surrogate currency's exchange rate movements parallel that of the primary currency. Surrogate currencies are used to hedge an illiquid currency risk, when no liquid hedge instruments exist in world currency markets for the primary currency.

     A Fund will only enter into currency futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity or quoted on an automated quotation system. A Fund will not enter into a futures contract or purchase an option thereon if, immediately thereafter, the aggregate initial margin deposits for futures contracts held by the Fund plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," would exceed 5% of the liquidation value of the Fund's portfolio (or the Fund's net asset value), after taking into account unrealized profits and unrealized losses on any such contracts the Fund has entered into. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in the money" if the exercise price exceeds the value of the futures contract that is the subject of the option. For additional information about margin deposits required with respect to futures contracts and options thereon, see "Futures Contracts and Options on Futures Contracts."

     RISKS ASSOCIATED WITH FUTURES AND RELATED OPTIONS. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in a Fund's portfolio securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

     There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.

     Currency futures contracts and options thereon may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such position also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

SECURITIES INDEX FUTURES CONTRACTS

     A Fund may enter into securities index futures contracts as an efficient means of regulating the Fund's exposure to the equity markets. A Fund will not engage in transactions in futures contracts for speculation but only as a hedge against changes resulting from market conditions in the values of securities held in the Fund's portfolio or which it intends to purchase. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. The value of a unit is the current value of the stock index. For example, the S&P 500 Index is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange (the "Exchange").

The S&P 500 Index assigns relative weightings to the 500 common stocks included in the Index, and the Index fluctuates with changes in the market values of the shares of those common stocks. In the case of the S&P 500 Index, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 Index were $150, one contract would be worth $75,000 (500 units x $150).
The index futures contract specifies that no delivery of the actual securities making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 500 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, a Fund will gain $2,000 (500 units x gain of $4). If a Fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will lose $2,000 (500 units x loss of $4).

     RISKS OF SECURITIES INDEX FUTURES. A Fund's success in using hedging techniques depends, among other things, on IMI's ability to predict correctly the direction and volatility of price movements in the futures and options markets as well as in the securities markets and to select the proper type, time and duration of hedges. The skills necessary for successful use of hedges are different from those used in the selection of individual stocks.

     A Fund's ability to hedge effectively all or a portion of its securities through transactions in index futures (and therefore the extent of its gain or loss on such transactions) depends on the degree to which price movements in the underlying index correlate with price movements in the Fund's securities. Insofar as such securities do not duplicate the components of an index, the correlation probably will not be perfect. Consequently, a Fund will bear the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. This risk will increase as the composition of a Fund's portfolio diverges from the composition of the hedging instrument.

     Although a Fund intends to establish positions in these instruments only when there appears to be an active market, there is no assurance that a liquid market will exist at a time when the Fund seeks to close a particular option or futures position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers. In addition, the futures exchanges may suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange. In some cases, a Fund may experience losses as a result of its inability to close out a position, and it may have to liquidate other investments to meet its cash needs.

     Although some index futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, a Fund generally realizes a capital gain, or if it is more, the Fund generally realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund generally realizes a capital gain, or if it is less, the Fund generally realizes a capital loss. The transaction costs must also be included in these calculations.

     A Fund will only enter into index futures contracts or futures options that are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. A Fund will use futures contracts and related options only for "bona fide hedging" purposes, as such term is defined in applicable regulations of the CFTC.

     When purchasing an index futures contract, a Fund will maintain with its Custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with a futures commission merchant ("FCM") as margin, are equal to the market value of the futures contract. Alternatively, a Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by a Fund.

     When selling an index futures contract, a Fund will maintain with its Custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting a Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in cash or liquid assets in a segregated account with the Fund's Custodian).

COMBINED TRANSACTIONS

     A Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and some combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single transaction, as part of a single or combined strategy when, in the opinion of IMI, it is in the best interests of a Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on IMI's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the management objective.

                     INVESTMENT RESTRICTIONS

     A Fund's investment objective, as set forth in the Prospectus under "Investment Objectives and Policies," and the investment restrictions set forth below are fundamental policies of the Fund and may not be changed with respect to that Fund without the approval of a majority (as defined in the 1940 Act) of the outstanding voting shares of that Fund. Under these restrictions, each of Ivy Growth Fund, Ivy Growth with Income
Fund and    Ivy US Emerging Growth Fund     may not:

        (i) purchase or sell real estate or commodities and commodity contracts;

       (ii)    purchase securities on margin;

      (iii)    sell securities short;

       (iv) participate in an underwriting or selling group in connection with the public distribution of securities except for its own capital stock;

        (v) purchase from or sell to any of its officers or trustees, or firms of which any of them are members or which they control, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions to the extent permitted by the Investment Company Act of 1940;

       (vi) make an investment in securities of companies in any one industry (except obligations of domestic banks or the U.S. Government, its agencies, authorities, or instrumentalities) if such investment would cause investments in such industry to exceed 25% of the market value of the Fund's total assets at the time of such investment;

      (vii) issue senior securities, except as appropriate to evidence indebtedness which it is permitted to incur, and except to the extent that shares of the separate classes or series of the Trust may be deemed to be senior securities; provided that collateral arrangements with respect to currency-related contracts, futures contracts, options or other permitted investments, including deposits of initial and variation margin, are not considered to be the issuance of senior securities for purposes of this restriction;

     (viii) lend any funds or other assets, except that this restriction shall not prohibit (a) the entry into repurchase agreement or (b) the purchase of publicly distributed bonds, debentures and other securities of a similar type, or privately placed municipal or corporate bonds, debentures and other securities of a type customarily purchased by institutional investors or publicly traded in the securities markets;

       (ix) borrow money, except for temporary purposes where investment transactions might advantageously require it. Any such loan may not be for a period in excess of 60 days, and the aggregate amount of all outstanding loans may not at any time exceed 10% of the value of the total assets of the Fund at the time any such loan is made.

     Under the 1940 Act, a Fund is permitted, subject to each Fund's investment restrictions, to borrow money only from banks. IMI does not currently intend that any Fund borrow amounts in
excess of 5% of its total assets.  Each of    Ivy US Emerging
Growth Fund    , Ivy Growth Fund and Ivy Growth with Income Fund
will continue to interpret fundamental investment restriction (i) above as prohibiting investment in real estate limited partnership interests; this restriction shall not, however, prohibit investment in readily marketable securities of companies that invest in real estate or interests therein, including REITs.

Further, as a matter of fundamental policy, each of Ivy Growth
Fund and Ivy Growth with Income Fund may not:

        (i) invest more than 5% of the value of its total assets in the securities of any one issuer (except obligations of domestic banks or the U.S.
               Government, its agencies, authorities and instrumentalities);

       (ii) purchase the securities of any other open-end investment company, except as part of a plan of merger or consolidation; or

      (iii) hold more than 10% of the voting securities of any one issuer (except obligations of domestic banks or the U.S. Government, its agencies, authorities and instrumentalities).

Further, as a matter of fundamental policy, each of Ivy Bond Fund
and    Ivy US Emerging Growth Fund     may not:

        (i) purchase securities of any one issuer (except U.S. Government securities) if as a result more than 5% of the Fund's total assets would be invested in such issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer; provided, however, that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations.

Further, as a matter of fundamental policy, Ivy Bond Fund may not:

        (i) Invest in securities for the purpose of exercising control over or management of the issuer;

       (ii) Borrow amounts in excess of 10% of its total assets, taken at the lower of cost or market value, and then only from banks as a temporary measure for extraordinary or emergency purposes.

      (iii) Purchase the securities of issuers conducting their principal business activities in the same industry if immediately after such purchase the value of the Fund's investments in such industry would exceed 25% of the value of the total assets of the Fund;

       (iv)    Act as an underwriter of securities;

        (v) Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with any repurchase agreement or any permitted borrowing.

       (vi) Invest in real estate, real estate mortgage loans, commodities, commodity futures contracts or interests in oil, gas and/or mineral exploration or development programs, although a Fund may purchase and sell (a) securities which are secured by real estate, (b) securities of issuers which invest or deal in real estate, and (c) futures contracts as described in a Fund's Prospectus;

      (vii) Participate on a joint or a joint and several basis in any trading account in securities. The "bunching" of orders of the Fund--or of the Fund and of other accounts under the investment management of the persons rendering investment advice to the Fund--for the sale or purchase of portfolio securities shall not be considered participation in a joint securities trading account;

     (viii) Purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions. The deposit or payment by a Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin;

       (ix) Make loans, except that this restriction shall not prohibit (a) the purchase and holding of a portion of an issue of publicly distributed debt securities, (b) the lending of portfolio securities (provided that the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents maintained on daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned), or (c) entry into repurchase agreements with banks or broker-dealers;

        (x) Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund (except as may be necessary in connection with permitted borrowings and then not in excess of 20% of the Fund's total assets); provided, however, this does not prohibit escrow, collateral or margin arrangements in connection with its use of options, short sales, futures contracts and options on future contracts; or

       (xi) Make short sales of securities or maintain a short position.

                     ADDITIONAL RESTRICTIONS

     Unless otherwise indicated, each Fund has adopted the following additional restrictions, which are not fundamental and which may be changed without shareholder approval, to the extent permitted by applicable law, regulation or regulatory policy. Under these restrictions, each Fund may not:

       (i) purchase any security if, as a result, the Fund would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old.

Further, as a matter of non-fundamental policy, each of    Ivy US
Emerging Growth Fund    , Ivy Growth Fund and Ivy Growth with
Income Fund may not:

        (i) invest in oil, gas or other mineral leases or exploration or development programs;

       (ii) engage in the purchase and sale of puts, calls, straddles or spreads (except to the extent described in the Prospectus and in this SAI);

      (iii) invest in companies for the purpose of exercising control of management; or

       (iv) invest more than 5% of its total assets in warrants, valued at the lower of cost or market, or more than 2% of its total assets in warrants, so valued, which are not listed on either the New
               York or American Stock Exchanges.

Further, as a matter of non-fundamental policy, each of Ivy
Growth Fund and Ivy Growth with Income Fund may not:

        (i) invest more than 5% of the value of its total assets in the securities of issuers which are not readily marketable.

Further, as a matter of non-fundamental policy, each of Ivy Bond
Fund and    Ivy US Emerging Growth Fund     may not:

        (i) invest more than 15% of its net assets taken at market value at the time of investment in "illiquid securities." Illiquid securities may include securities subject to legal or contractual restrictions on resale (including private placements), repurchase agreements maturing in more than seven days, certain options traded over the counter that the Fund has purchased, securities being used to cover certain options that a fund has written, securities for which market quotations are not readily available, or other securities which legally or in IMI's opinion, subject to the Board's supervision, may be deemed illiquid, but shall not include any instrument that, due to the existence of a trading market, to the Fund's compliance with certain conditions intended to provide liquidity, or to other factors, is liquid.

Further, as a matter of non-fundamental policy,    Ivy US
Emerging Growth Fund     may not:

        (i) purchase securities of other investment companies, except in connection with a merger, consolidation or sale of assets, and except that it may purchase shares of other investment companies subject to such restrictions as may be imposed by the 1940 Act and rules thereunder or by any state in which its shares are registered.

Further, as a matter of non-fundamental policy, Ivy Bond Fund may not:

        (i) purchase or sell real estate limited partnership interests; or

       (ii) purchase or sell interests in oil, gas or mineral leases (other than securities of companies that invest in or sponsor such programs).

     Whenever an investment objective, policy or restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall, unless otherwise indicated, apply to a Fund only at the time a transaction is entered into. Accordingly, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in the percentage which results from circumstances not involving any affirmative action by a Fund, such as a change in market conditions or a change in the Fund's asset level or other circumstances beyond that Fund's control, will not be considered a violation.

                ADDITIONAL RIGHTS AND PRIVILEGES

     The Trust offers, and (except as noted below) bears the cost of providing, to investors the following rights and privileges. The Trust reserves the right to amend or terminate any one or more of these rights and privileges. Notice of amendments to or terminations of rights and privileges will be provided to shareholders in accordance with applicable law.

        Certain of the rights and privileges described below refer to funds, other than the Funds, whose shares are also distributed by Ivy Mackenzie Distributors, Inc. ("IMDI"). These funds are: Ivy Asia Pacific Fund, Ivy Canada Fund, Ivy China Region Fund, Ivy Developing Nations Fund, Ivy Global Fund, Ivy Global Science & Technology Fund, Ivy Global Natural Resources Fund, Ivy High Yield Fund, Ivy International Fund, Ivy International Small Companies Fund, Ivy International Fund II, Ivy Pan-Europe Fund, Ivy South America Fund and Ivy Money Market Fund (the other fourteen series of the Trust). Shareholders should obtain a current prospectus before exercising any right or privilege that may relate to these funds.



AUTOMATIC INVESTMENT METHOD

        The Automatic Investment Method, which enables a Fund shareholder to have specified amounts automatically drawn each month from his or her bank for investment in Fund shares, is available for all classes of shares except Class I. The minimum initial and subsequent investment under this method is $250 per month, (except in the case of a tax qualified retirement plan for which the minimum initial and subsequent investment is $25 per month). A shareholder may terminate the Automatic Investment Method at any time upon delivery to Ivy Mackenzie Services Corp. ("IMSC") of telephone instructions or written notice. See "Automatic Investment Method" in the Prospectus. To begin the plan, complete Sections 6A and 7B of the Account Application.

EXCHANGE OF SHARES

        As described in the Prospectus, Advisor Class shareholders of each Fund have an exchange privilege with other Ivy funds (except Ivy International Fund). Before effecting an exchange, shareholders should obtain and read the currently effective prospectus for the fund into which the exchange is to be made.

     Advisor Class shareholders may exchange their outstanding Advisor Class shares for Advisor Class shares of another Ivy fund on the basis of the relative net asset value per Advisor Class share. The minimum value of Advisor Class shares that may be exchanged into an Ivy fund in which shares are not already held is $10,000. No exchange out of a Fund (other than by a complete exchange of all Fund shares) may be made if it would reduce the shareholder's interest in the Advisor Class shares of the Fund to less than $10,000. Exchanges are available only in states where the exchange can legally be made.

     Each exchange will be made on the basis of the relative net asset value per share of the Ivy funds involved in the exchange next computed following receipt by IMSC of telephone instructions by IMSC or a properly executed request. Exchanges, whether written or telephonic, must be received by IMSC by the close of regular trading on the Exchange (normally 4:00 p.m., eastern time) to receive the price computed on the day of receipt. Exchange requests received after that time will receive the price next determined following receipt of the request. The exchange privilege may be modified or terminated at any time, upon at least 60 days' notice to the extent required by applicable law. See "Redemptions."

An exchange of shares between any of the Ivy funds will result in a taxable gain or loss. Generally, this will be a capital gain or loss (long-term or short-term, depending on the holding period of the shares) in the amount of the difference between the net asset value of the shares surrendered and the shareholder's tax basis for those shares. However, in certain circumstances, shareholders will be ineligible to take sales charges into account in computing taxable gain or loss on an exchange. See "Taxation."

     With limited exceptions, gain realized by a tax-deferred retirement plan will not be taxable to the plan and will not be taxed to the participant until distribution. Each investor should consult his or her tax adviser regarding the tax consequences of an exchange transaction.

RETIREMENT PLANS

        Shares may be purchased in connection with several types of tax-deferred retirement plans. Shares of more than one fund distributed by IMDI may be purchased in a single application establishing a single plan account, and shares held in such an account may be exchanged among the Ivy funds in accordance with the terms of the applicable plan and the exchange privilege available to all shareholders. Initial and subsequent purchase payments in connection with tax-deferred retirement plans must be at least $25 per participant.

     The following fees will be charged to individual shareholder accounts as described in the retirement prototype plan document:

     Retirement Plan New Account Fee           no fee
     Retirement Plan Annual Maintenance Fee    $10.00 per account

     For shareholders whose retirement accounts are diversified across several Ivy funds, the annual maintenance fee will be limited to not more than $20.

     The following discussion describes the tax treatment of certain tax-deferred retirement plans under current Federal income tax law. State income tax consequences may vary. An individual considering the establishment of a retirement plan should consult with an attorney and/or an accountant with respect to the terms and tax aspects of the plan.

        INDIVIDUAL RETIREMENT ACCOUNTS: Shares of the Trust may be used as a funding medium for an Individual Retirement Account ("IRA"). Eligible individuals may establish an IRA by adopting a model custodial account available from IMSC, who may impose a charge for establishing the account. Individuals should consult their tax advisers before investing IRA assets in an Ivy fund if that fund primarily distributes exempt-interest dividends.

     An individual who has not reached age 70-1/2 and who receives compensation or earned income is eligible to contribute to an IRA, whether or not he or she is an active participant in a retirement plan. An individual who receives a distribution from another IRA, a qualified retirement plan, a qualified annuity plan or a tax-sheltered annuity or custodial account ("403(b) plan") that qualifies for "rollover" treatment is also eligible to establish an IRA by rolling over the distribution either directly or within 60 days after its receipt. Tax advice should be obtained in connection with planning a rollover contribution to an IRA.

     In general, an eligible individual may contribute up to the lesser of $2,000 or 100% of his or her compensation or earned income to an IRA each year. If a husband and wife are both employed, and both are under age 70-1/2, each may set up his or her own IRA within these limits. If both earn at least $2,000 per year, the maximum potential contribution is $4,000 per year for both. For years after 1996, the result is similar even if one spouse has no earned income; if the joint earned income of the spouses is at least $4,000, a contribution of up to $2,000 may be made to each spouse's IRA. Rollover contributions are not subject to these limits.

     An individual may deduct his or her annual contributions to an IRA in computing his or her Federal income tax within the limits described above, provided he or she (or his or her spouse, if they file a joint Federal income tax return) is not an active participant in a qualified retirement plan (such as a qualified corporate, sole proprietorship, or partnership pension, profit sharing, 401(k) or stock bonus plan), qualified annuity plan, 403(b) plan, simplified employee pension, or governmental plan. If he or she (or his or her spouse) is an active participant, whether the individual's contribution to an IRA is fully deductible, partially deductible or not deductible depends on
(i) adjusted gross income and (ii) whether it is the individual or the individual's spouse who is an active participant, in the case of married individuals filing jointly. Contributions may be made up to the maximum permissible amount even if they are not deductible. Rollover contributions are not includible in income for Federal income tax purposes and therefore are not deductible from it.

     Generally, earnings on an IRA are not subject to current Federal income tax until distributed. Distributions attributable to tax-deductible contributions and to IRA earnings are taxed as ordinary income. Distributions of non-deductible contributions are not subject to Federal income tax. In general, distributions from an IRA to an individual before he or she reaches age 59-1/2 are subject to a nondeductible penalty tax equal to 10% of the taxable amount of the distribution. The 10% penalty tax does not apply to amounts withdrawn from an IRA after the individual reaches age 59-1/2, becomes disabled or dies, or if withdrawn in the form of substantially equal payments over the life or life expectancy of the individual and his or her designated benefi-ciary, if any, or rolled over into another IRA, amounts withdrawn and used to pay for deductible medical expenses and amounts withdrawn by certain unemployed individuals not in excess of amounts paid for certain health insurance premiums, amounts used to pay certain qualified higher education expenses, and amounts used within 120 days of the date the distribution is received to pay for certain first-time homebuyer expenses. Distributions must begin to be withdrawn not later than April 1 of the calendar year following the calendar year in which the individual reaches age 70-1/2. Failure to take certain minimum required distribu-tions will result in the imposition of a 50% non-deductible penalty tax. Extremely large distributions in any one year (other than 1997, 1998 or 1999) from an IRA (or from an IRA and other retirement plans) may also result in a penalty tax.

     ROTH IRAS: Shares of the Trust also may be used as a funding medium for a Roth Individual Retirement Account ("Roth IRA"). A Roth IRA is similar in numerous ways to the regular (traditional) IRA, described above. Some of the primary differences are as follows.

     A single individual earning below $95,000 can contribute up to $2,000 per year to a Roth IRA. The maximum contribution amount diminishes and gradually falls to zero for single filers with adjusted gross incomes ranging from $95,000 to $110,000. Married couples earning less than $150,000 combined, and filing jointly, can contribute a full $4,000 per year ($2,000 per IRA). The maximum contribution amount for married couples filing jointly phases out from $150,000 to $160,000. An individual whose adjusted gross income exceeds the maximum phase-out amount cannot contribute to a Roth IRA.

     An eligible individual can contribute money to a traditional IRA and a Roth IRA as long as the total contribution to all IRAs does not exceed $2,000. Contributions to a Roth IRA are not deductible. Contributions to a Roth IRA may be made even after the individual for whom the account is maintained has attained age 70 1/2.

     No distributions are required to be taken prior to the death of the original account holder. If a Roth IRA has been established for a minimum of five years, distributions can be taken tax-free after reaching age 59 1/2, for a first-time home purchase ($10,000 maximum, one time use), or upon death or disability. All other distributions from a Roth IRA are taxable and subject to a 10% tax penalty unless an exception applies. Exceptions to the 10% penalty include: disability, excess medical expenses, the purchase of health insurance for an unemployed individual and education expenses.

     An individual with an income of less than $100,000 (who is not married filing separately) can roll his or her existing IRA into a Roth IRA. However, the individual must pay taxes on the taxable amount in his or her traditional IRA. Individuals who complete the rollover in 1998 will be allowed to spread the tax payments over a four-year period. After 1998, all taxes on such a rollover will have to be paid in the tax year in which the rollover is made.

     QUALIFIED PLANS:  For those self-employed individuals who
wish to purchase shares of one or more Ivy funds     through a
qualified retirement plan, a Custodial Agreement and a Retirement Plan are available from IMSC. The Retirement Plan may be adopted as a profit sharing plan or a money purchase pension plan. A profit sharing plan permits an annual contribution to be made in an amount determined each year by the self-employed individual within certain limits prescribed by law. A money purchase pension plan requires annual contributions at the level specified in the Custodial Agreement. There is no set-up fee for qualified plans and the annual maintenance fee is $20.00 per account.

     In general, if a self-employed individual has any common law employees, employees who have met certain minimum age and service requirements must be covered by the Retirement Plan. A self-employed individual generally must contribute the same percentage of income for common law employees as for himself or herself.

     A self-employed individual may contribute up to the lesser of $30,000 or 25% of compensation or earned income to a money purchase pension plan or to a combination profit sharing and money purchase pension plan arrangement each year on behalf of each participant. To be deductible, total contributions to a profit sharing plan generally may not exceed 15% of the total compensation or earned income of all participants in the plan, and total contributions to a combination money purchase-profit sharing arrangement generally may not exceed 25% of the total compensation or earned income of all participants. The amount of compensation or earned income of any one participant that may be included in computing the deduction is limited (generally to $150,000 for benefits accruing in plan years beginning after 1993, with annual inflation adjustments). A self-employed individual's contributions to a retirement plan on his or her own behalf must be deducted in computing his or her earned income.

     Corporate employers may also adopt the Custodial Agreement and Retirement Plan for the benefit of their eligible employees.
Similar contribution and deduction rules apply to corporate employers.

     Distributions from the Retirement Plan generally are made after a participant's separation from service. A 10% penalty tax generally applies to distributions to an individual before he or she reaches age 59-1/2, unless the individual (1) has reached age 55 and separated from service; (2) dies; (3) becomes disabled;
(4) uses the withdrawal to pay tax-deductible medical expenses;
(5) takes the withdrawal as part of a series of substantially equal payments over his or her life expectancy or the joint life expectancy of himself or herself and a designated beneficiary; or
(6) rolls over the distribution.

     The Transfer Agent will arrange for Investors Bank & Trust to furnish custodial services to the employer and any participating employees.

        DEFERRED COMPENSATION FOR PUBLIC SCHOOLS AND CHARITABLE ORGANIZATIONS ("403(B)(7) ACCOUNT"): Section 403(b)(7) of the Internal Revenue Code of 1986, as amended (the "Code") permits public school systems and certain charitable organizations to use mutual fund shares held in a custodial account to fund deferred compensation arrangements with their employees. A custodial account agreement is available for those employers whose employees wish to purchase shares of the Trust in conjunction with such an arrangement. The special application for a 403(b)(7) Account is available from IMSC.

     Distributions from the 403(b)(7) Account may be made only following death, disability, separation from service, attainment of age 59-1/2, or incurring a financial hardship. A 10% penalty tax generally applies to distributions to an individual before he or she reaches age 59-1/2, unless the individual (1) has reached age 55 and separated from service; (2) dies or becomes disabled;
(3) uses the withdrawal to pay tax-deductible medical expenses;
(4) takes the withdrawal as part of a series of substantially equal payments over his or her life expectancy or the joint life expectancy of himself or herself and a designated beneficiary; or
(5) rolls over the distribution. There is no set-up fee for 403(b)(7) Accounts and the annual maintenance fee is $20.00 per account.

     SIMPLIFIED EMPLOYEE PENSION ("SEP") IRAS: An employer may deduct contributions to a SEP up to the lesser of $30,000 or 15% of compensation. SEP accounts generally are subject to all rules applicable to IRA accounts, except the deduction limits, and are subject to certain employee participation requirements. No new salary reduction SEPs ("SARSEPs") may be established after 1996, but existing SARSEPs may continue to be maintained, and non-salary reduction SEPs may continue to be established as well as maintained after 1996.

     SIMPLE PLANS: An employer may establish a SIMPLE IRA or a SIMPLE 401(k) for years after 1996. An employee can make pre-tax salary reduction contributions to a SIMPLE Plan, up to $6,000 a year. Subject to certain limits, the employer will either match a portion of employee contributions, or will make a contribution equal to 2% of each employee's compensation without regard to the amount the employee contributes. An employer cannot maintain a SIMPLE Plan for its employees if any contributions or benefits are credited to those employees under any other qualified retirement plan maintained by the employer.

SYSTEMATIC WITHDRAWAL PLAN

     A shareholder may establish a Systematic Withdrawal Plan (a "Withdrawal Plan"), by telephone instructions or by delivery to IMSC of a written election to have his or her shares withdrawn periodically (minimum distribution amount -- $50), accompanied by a surrender to IMSC of all share certificates then outstanding in such shareholder's name, properly endorsed by the shareholder.
To be eligible to elect a Withdrawal Plan, a shareholder must continually maintain an account balance of at least $10,000 in his or her account. Additional investments made by investors participating in a Withdrawal Plan must equal at least $250 each while the Withdrawal Plan is in effect. A Withdrawal Plan may not be established if the investor is currently participating in the Automatic Investment Method. A Withdrawal Plan may involve the depletion of a shareholder's principal, depending on the amount withdrawn.

     A redemption under a Withdrawal Plan is a taxable event.
Shareholders contemplating participating in a Withdrawal Plan should consult their tax advisers.

     An investor may terminate his or her participation in the Withdrawal Plan at any time by delivering written notice to IMSC.

If all shares held by the investor are liquidated at any time, participation in the Withdrawal Plan will terminate automatically. The Trust or IMSC may terminate the Withdrawal
Plan option at any time after reasonable notice to shareholders.

GROUP SYSTEMATIC INVESTMENT PROGRAM

     Shares of each Fund (except Ivy Bond Fund) may be purchased in connection with investment programs established by employee or other groups using systematic payroll deductions or other systematic payment arrangements. The Trust does not itself organize, offer or administer any such programs. However, it may, depending upon the size of the program, waive the minimum initial and additional investment requirements for purchases by individuals in conjunction with programs organized and offered by others. Unless shares of a Fund are purchased in conjunction with IRAs (see "How to Buy Shares" in the Prospectus), such group systematic investment programs are not entitled to special tax benefits under the Code. The Trust reserves the right to refuse purchases at any time or suspend the offering of shares in connection with group systematic investment programs, and to restrict the offering of shareholder privileges, such as check writing, simplified redemptions and other optional privileges, as described in the Prospectus, to shareholders using group systematic investment programs.

     With respect to each shareholder account established on or after September 15, 1972 under a group systematic investment program, the Trust and IMI each currently charge a maintenance fee of $3.00 (or portion thereof) that for each twelve-month period (or portion thereof) that the account is maintained. The Trust may collect such fee (and any fees due to IMI) through a deduction from distributions to the shareholders involved or by causing on the date the fee is assessed a redemption in each such shareholder account sufficient to pay such fee. The Trust reserves the right to change these fees from time to time without advance notice.

                      BROKERAGE ALLOCATION

     Subject to the overall supervision of the President and the Board, IMI places orders for the purchase and sale of each Fund's portfolio securities. All portfolio transactions are effected at the best price and execution obtainable. Purchases and sales of debt securities are usually principal transactions and therefore, brokerage commissions are usually not required to be paid by the particular Fund for such purchases and sales (although the price paid generally includes undisclosed compensation to the dealer). The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers normally reflect the spread between the bid and asked prices. In connection with OTC transactions, IMI attempts to deal directly with the principal market makers, except in those circumstances where IMI believes that a better price and execution are available elsewhere.

     IMI selects broker-dealers to execute transactions and evaluates the reasonableness of commissions on the basis of quality, quantity, and the nature of the firms' professional services. Commissions to be charged and the rendering of investment services, including statistical, research, and counseling services by brokerage firms, are factors to be considered in the placing of brokerage business. The types of research services provided by brokers may include general economic and industry data, and information on securities of specific companies. Research services furnished by brokers through whom the Trust effects securities transactions may be used by IMI in servicing all of its accounts. In addition, not all of these services may be used by IMI in connection with the services it provides to a particular Fund or the Trust. IMI may consider sales of shares of a Fund as a factor in the selection of broker-dealers and may select broker-dealers who provide it with research services. IMI will not, however, execute brokerage transactions other than at the best price and execution.

        During the fiscal years ended December 31, 1995, 1996 and 1997, Ivy Bond Fund paid brokerage commissions of $20,912, $398 and $1,361, respectively.

     During the fiscal years ended December 31, 1995, 1996 and 1997, Ivy US Emerging Growth Fund paid brokerage commissions of
$302,892, $426,676 and $583,738, respectively.

     During the fiscal years ended December 31, 1995, 1996 and 1997, Ivy Growth Fund paid brokerage commissions of $666,385,
$883,583 and $683,881, respectively.

     During the fiscal years ended December 31, 1995, 1996 and 1997, Ivy Growth with Income Fund paid brokerage commissions of $192,913, $293,827 and $155,283, respectively.

     Each Fund may, under some circumstances, accept securities in lieu of cash as payment for Fund shares. Each of these Funds will accept securities only to increase its holdings in a portfolio security or to take a new portfolio position in a security that IMI deems to be a desirable investment for each the Fund. While no minimum has been established, it is expected that each the Fund will not accept securities having an aggregate value of less than $1 million. The Trust may reject in whole or in part any or all offers to pay for the Fund shares with securities and may discontinue accepting securities as payment for the Fund shares at any time without notice. The Trust will value accepted securities in the manner and at the same time provided for valuing portfolio securities of each the Fund, and the Fund shares will be sold for net asset value determined at the same time the accepted securities are valued. The Trust will only accept securities delivered in proper form and will not accept securities subject to legal restrictions on transfer. The acceptance of securities by the Trust must comply with the applicable laws of certain states.


                      TRUSTEES AND OFFICERS

     The Trustees and Executive Officers of the Trust, their business addresses and principal occupations during the past five years are:

                         POSITION
                         WITH THE    BUSINESS AFFILIATIONS
NAME, ADDRESS, AGE       TRUST       AND PRINCIPAL OCCUPATIONS

   John S. Anderegg, Jr. Trustee     Chairman, Dynamics Research
60 Concord Street                    Corp. (instruments and
Wilmington, MA  01887                controls); Director, Burr-
Age: 74                              Brown Corp. (operational
                                     amplifiers); Director,
                                     Metritage Incorporated
                                     (level measuring
                                     instruments); Trustee of
                                     Mackenzie Series Trust
                                     (1992-1998).

Paul H. Broyhill         Trustee     Chairman, BMC Fund, Inc.
800 Hickory Blvd.                    (1983-present); Chairman,
Golfview Park-Box 500                Broyhill Family Foundation,
Lenoir, NC 28645                     Inc. (1983-Present);
Age:  74                             Chairman and President,
                                     Broyhill Investments, Inc.
                                     (1983-present); Chairman,
                                     Broyhill Timber Resources
                                     (1983-present); Management
                                     of a personal portfolio of
                                     fixed-income and equity
                                     investments (1983-present);
                                     Trustee of Mackenzie Series
                                     Trust (1988-1998); Director
                                     of The Mackenzie Funds Inc.
                                     (1988-1995).

Stanley Channick         Trustee     President and Chief
11 Bala Avenue                       Executive Officer, The
Bala Cynwyd, PA 19004                Whitestone Corporation
Age:  75                             (insurance agency);
                                     Chairman, Scott Management
                                     Company (administrative
                                     services for insurance
                                     companies); President, The
                                     Channick Group (consultants
                                     to insurance companies and
                                     national trade
                                     associations); Trustee of
                                     Mackenzie Series Trust
                                     (1994-1998);Director of The
                                     Mackenzie Funds Inc. (1994-
                                     1995).

Frank W. DeFriece, Jr.   Trustee     Director, Manager and Vice
The Landmark Centre                  President, Director and
113 Landmark Lane,                   Fund Manager, Massengill-
Suite B                              DeFriece Foundation
Bristol, TN  37620-2285              (charitable organization)
Age: 77                              (1950-present); Trustee and
                                     Vice Chairman, East
                                     Tennessee Public
                                     Communications Corp. (WSJK-
                                     TV) (1984-present); Trustee
                                     of Mackenzie Series Trust
                                     (1985-1998);Director of The
                                     Mackenzie Funds Inc. (1987-
                                     1995).

Roy J. Glauber           Trustee     Mallinckrodt Professor of
Lyman Laboratory                     Physics, Harvard
of Physics                           University (1974-present);
Harvard University                   Trustee of Mackenzie Series
Cambridge, MA 02138                  Trust (1994-1997).
Age: 72

Michael G. Landry        Trustee     President, Chief Executive
700 South Federal Hwy.   and         Officer and Director of
Suite 300                Chairman    Mackenzie Investment
Boca Raton, FL  33432                Management Inc. (1987-
Age: 51                              present); President,
[*Deemed to be an                    Director and Chairman of
"interested person"                  Ivy Management Inc. (1992-
of the Trust, as                     present); Chairman and
defined under the                    Director of Ivy Mackenzie
1940 Act.]                           Services Corp.(1993-
                                     present); Chairman and
                                     Director of Ivy   Mackenzie
                                     Distributors, Inc. (1994-
                                     present); Director and
                                     President of Ivy Mackenzie
                                     Distributors, Inc. (1993-
                                     1994);  Director and
                                     President of The Mackenzie
                                     Funds Inc. (1987-1995);
                                     Trustee of Mackenzie Series
                                     Trust (1987-1998);
                                     President of Mackenzie
                                     Series Trust (1987-1996);
                                     Chairman of Mackenzie
                                     Series Trust (1996-1998).

Joseph G. Rosenthal      Trustee     Chartered Accountant
110 Jardin Drive                     (1958-present); Trustee of
Unit #12                             Mackenzie Series Trust
Concord, Ontario Canada              (1985-1998); Director of
L4K 2T7                              The Mackenzie Funds Inc.
Age: 63                              (1987-1995).

Richard N. Silverman     Trustee     Director, Newton-Wellesley
18 Bonnybrook Road                   Hospital; Director, Beth
Waban, MA  02168                     Israel Hospital; Director,
Age: 74                              Boston Ballet; Director,
                                     Boston Children's Museum;
                                     Director, Brimmer and May
                                     School.

J. Brendan Swan          Trustee     President, Airspray
4701 North Federal Hwy.              International, Inc.;
Suite 465                            Joint Managing Director,
Pompano Beach, FL  33064             Airspray International
Age: 67                              B.V. (an environmentally
                                     sensitive packaging
                                     company); Director of
                                     Polyglass LTD.; Director,
                                     The Mackenzie Funds Inc.
                                     (1992-1995); Trustee of
                                     Mackenzie Series Trust
                                     (1992-1998).

Keith J. Carlson         Trustee     Senior Vice President of
700 South Federal Hwy.   and         Mackenzie Investment
Suite 300                President   Management, Inc. (1996
Boca Raton, FL 33432                 -present); Senior Vice
Age: 41                              President and Director of
[*Deemed to be an                    Mackenzie Investment
"interested person"                  Management, Inc. (1994
of the Trust, as                     -1996); Senior Vice
defined under the                    President and Treasurer of
1940 Act.]                           Mackenzie Investment
                                     Management, Inc. (1989-
                                     1994); Senior Vice
                                     President and Director of
                                     Ivy Management Inc. (1994-
                                     present); Senior Vice
                                     President, Treasurer and
                                     Director of Ivy Management
                                     Inc. (1992-1994); Vice
                                     President of The Mackenzie
                                     Funds Inc. (1987-1995);
                                     Senior Vice President and
                                     Director, Ivy Mackenzie
                                     Services Corp. (1996-
                                     present); President and
                                     Director of Ivy Mackenzie
                                     Services Corp. (1993-1996);
                                     Trustee and President of
                                     Mackenzie Series Trust
                                     (1996-1998); Vice President
                                     of Mackenzie Series Trust
                                     (1994-1998); Treasurer of
                                     Mackenzie Series Trust
                                     (1985-1994); President,
                                     Chief Executive Officer and
                                     Director of Ivy Mackenzie
                                     Distributors, Inc. (1994-
                                     present); Executive Vice
                                     President and Director of
                                     Ivy Mackenzie Distributors,
                                     Inc. (1993-1994); Trustee
                                     of Mackenzie Series Trust
                                     (1996-1998).

C. William Ferris        Secretary/  Senior Vice President,
700 South Federal Hwy.   Treasurer   Chief Financial Officer
Suite 300                            and Secretary/Treasurer
Boca Raton, FL  33432                of Mackenzie Investment
Age: 53                              Management Inc. (1995-
                                     present); Senior Vice
                                     President, Finance and
                                     Administration/Compliance
                                     Officer of Mackenzie
                                     Investment Management Inc.
                                     (1989-1994); Senior Vice
                                     President, Secretary/
                                     Treasurer and Clerk of Ivy
                                     Management Inc. (1994-
                                     present); Vice President,
                                     Finance/Administration and
                                     Compliance Officer of Ivy
                                     Management Inc. (1992-
                                     1994); Senior Vice
                                     President, Secretary/
                                     Treasurer and Director of
                                     Ivy Mackenzie Distributors,
                                     Inc. (1994-present);
                                     Secretary/Treasurer and
                                     Director of Ivy Mackenzie
                                     Distributors, Inc. (1993-
                                     1994); President and
                                     Director of Ivy Mackenzie
                                     Services Corp. (1996-
                                     present); Secretary/
                                     Treasurer and Director of
                                     Ivy Mackenzie Services
                                     Corp. (1993-1996);
                                     Secretary/Treasurer of The
                                     Mackenzie Funds Inc. (1993-
                                     1995); Secretary/Treasurer
                                     of Mackenzie Series Trust
                                     (1994-1998).

James W. Broadfoot       Vice        Executive Vice President,
700 South Federal Hwy.   President   Ivy Management Inc. (1996-
Suite 300                            present); Senior Vice
Boca Raton, FL  33432                President, Ivy Management,
Age: 56                              Inc. (1992-1996); Director
                                     and Senior Vice President,
                                     Mackenzie Investment
                                     Management Inc. (1995-
                                     present); Senior Vice
                                     President, Mackenzie
                                     Investment Management Inc.
                                     (1990-1995).

     PERSONAL INVESTMENTS BY EMPLOYEES OF IMI. Employees of IMI are permitted to make personal securities transactions, subject to the requirements and restrictions set forth in IMI's Code of Ethics. The Code of Ethics is designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as the Fund. Among other things, the Code of Ethics, which generally complies with standards recommended by the Investment Company Institute's Advisory Group on Personal Investing, prohibits certain types of transactions absent prior approval, applies to portfolio managers, traders, research analysts and others involved in the investment advisory process, and imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and monthly reporting of securities transactions. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.




                         COMPENSATION TABLE
                            IVY FUND
              (FISCAL YEAR ENDED DECEMBER 31, 1997)

                                                       TOTAL
                            PENSION OR                 COMPENSA-
                            RETIREMENT                 TION FROM
                            BENEFITS    ESTIMATED      TRUST AND
                 AGGREGATE  ACCRUED AS  ANNUAL         FUND COM-
                 COMPENSA-  PART OF     BENEFITS       PLEX PAID
NAME,            TION       FUND        UPON           TO
POSITION         FROM TRUST EXPENSES    RETIREMENT
TRUSTEES[*]

John S.          $13,722    N/A         N/A            $15,000
 Anderegg, Jr.
(Trustee)

Paul H.          $13,722    N/A         N/A            $15,000
 Broyhill
(Trustee)

Keith J.         $0         N/A         N/A            $0
 Carlson
(Trustee and
 President)

Stanley          $13,722    N/A         N/A            $15,000
  Channick
(Trustee)

Frank W.         $13,722    N/A         N/A            $15,000
 DeFriece, Jr.
(Trustee)

Roy J.           $13,722    N/A         N/A            $15,000
 Glauber
(Trustee)

Michael G.       $0         N/A         N/A            $0
 Landry
(Trustee and
 Chairman of
 the Board)

Joseph G.        $13,722    N/A         N/A            $15,000
 Rosenthal
(Trustee)

Richard N.       $13,722    N/A         N/A            $15,000
 Silverman
(Trustee)

J. Brendan       $13,722    N/A         N/A            $15,000
 Swan
 (Trustee)

C. William       $0         N/A         N/A            $0
 Ferris
 (Secretary/Treasurer)

[*] During the year ended December 31, 1997, the fund complex consisted of the Trust, which had 17 funds at year end, and Mackenzie Series Trust, an open-end, management investment company comprised of 4 funds that were reorganized into series of unaffiliated investment companies on September 5, 1997.

     As of April 27, 1998, the Officers and Trustees of the Trust as a group owned beneficially or of record less than 1% of the outstanding Class A, Class B, Class C, Class I and Advisor Class shares of the Funds and of the other fourteen Ivy funds that are series of the Trust but that are not described in this SAI, except that the Officers and Trustees of the Trust as a group owned 2.838% and 2.348%, respectively, of Ivy Asia Pacific Fund Class A shares and Ivy Global Natural Resources Fund Class A shares as of that date.


             INVESTMENT ADVISORY AND OTHER SERVICES

BUSINESS MANAGEMENT AND INVESTMENT ADVISORY SERVICES

     IMI provides business management and investment advisory services to each Fund pursuant to a Business Management and Investment Advisory Agreement (the "Agreement"). The Agreement was approved by the respective sole shareholder of Ivy Bond Fund
on December 31, 1994 and of    Ivy US Emerging Growth Fund     on
April 30, 1993 and by the respective shareholders of Ivy Growth Fund and Ivy Growth with Income Fund on December 30, 1991. Prior to the approval by the respective shareholders or sole shareholder of each Fund, the Agreement was approved on September 29, 1994 with respect to Ivy Bond Fund, on February 19, 1993 with
respect to    Ivy US Emerging Growth Fund     and October 28,
1991 with respect to Ivy Growth Fund and Ivy Growth with Income Fund by the Board, including a majority of the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the Trust nor have any direct or indirect financial interest in the operation of the distribution plan (see "Distribution Services") or in any related agreement (the "Independent Trustees").

        Until December 31, 1994, MIMI served as the investment adviser to Ivy Bond Fund, which was a series of Mackenzie Series Trust until it was reorganized as a series of the Trust on December 31, 1994. On December 31, 1994, MIMI's interest in the Agreement with respect to Ivy Bond Fund was assigned by MIMI to IMI, which is a wholly owned subsidiary of MIMI. The provisions of the Agreement remain unchanged by IMI's succession to MIMI thereunder. MIMI, a Delaware corporation, has approximately 10% of its outstanding common stock listed for trading on the TSE. MIMI is a subsidiary of Mackenzie Financial Corporation ("MFC"), 150 Bloor Street West, Toronto, Ontario, Canada, a public corporation organized under the laws of Ontario whose shares are listed for trading on The TSE. MFC is registered in Ontario as a mutual fund dealer and advises Ivy Canada Fund and Ivy Global Natural Resources Fund. IMI currently acts as manager and investment adviser to the following additional investment companies registered under the 1940 Act (other than the Funds):
Ivy China Region Fund, Ivy Global Fund, Ivy International Fund, Ivy South America Fund, Ivy Developing Nations Fund, Ivy High Yield Fund, Ivy Global Science & Technology Fund, Ivy International Small Companies Fund, Ivy International Fund II, Ivy Asia Pacific Fund, Ivy Pan-Europe Fund and Ivy Money Market Fund.

     The Agreement obligates IMI to make investments for the accounts of each Fund in accordance with its best judgment and within the investment objectives and restrictions set forth in the Prospectus, the 1940 Act and the provisions of the Code relating to regulated investment companies, subject to policy decisions adopted by the Board. IMI also determines the securities to be purchased or sold by these Funds and places orders with brokers or dealers who deal in such securities.

     Under the Agreement, IMI also provides certain business management services. IMI is obligated to (1) coordinate with each Fund's Custodian and monitor the services it provides to that Fund; (2) coordinate with and monitor any other third parties furnishing services to each Fund; (3) provide each Fund with necessary office space, telephones and other communications facilities as are adequate for the particular Fund's needs;
(4) provide the services of individuals competent to perform administrative and clerical functions that are not performed by employees or other agents engaged by the particular Fund or by IMI acting in some other capacity pursuant to a separate agreement or arrangements with the Fund; (5) maintain or supervise the maintenance by third parties of such books and records of the Trust as may be required by applicable Federal or state law; (6) authorize and permit IMI's directors, officers and employees who may be elected or appointed as trustees or officers of the Trust to serve in such capacities; and (7) take such other action with respect to the Trust, after approval by the Trust as may be required by applicable law, including without limitation the rules and regulations of the SEC and of state securities commissions and other regulatory agencies.

     Ivy Bond Fund pays IMI a monthly fee for providing business management and investment advisory services at an annual rate of 0.75% of the first $100 million of the Fund's average net assets, reduced to 0.50% of the Fund's average net assets in excess of
$100 million.     Ivy US Emerging Growth Fund     and Ivy Growth
Fund each pay IMI a monthly fee for providing business management and investment advisory services at an annual rate of 0.85% of each Fund's average net assets. Ivy Growth with Income Fund pays IMI a monthly fee for providing business management and investment advisory services at an annual rate of 0.75% of the Funds average net assets.

        For fiscal years ended December 31, 1995, 1996 and 1997,
Ivy Bond Fund paid IMI $848,778,  $781,647 and $800,555,
respectively (of which IMI reimbursed $2,615, $0 and $0, respectively, pursuant to required expense limitations).

     During the fiscal years ended December 31, 1995, 1996 and 1997, Ivy US Emerging Growth Fund paid IMI $318,186, $657,579 and
$973,756, respectively.

     For the fiscal years ended December 31, 1995, 1996 and 1997,
Ivy Growth Fund paid IMI $2,278,390, $2,608,378 and $2,794,304, respectively (of which IMI reimbursed $11,680, $12,486 and $0, respectively, pursuant to voluntary expense limitations).

     For the fiscal years ended December 31, 1995, 1996 and 1997,
Ivy Growth with Income Fund paid IMI $515,787, $629,322 and
$624,013, respectively.

     Under the Agreement, the Trust pays the following expenses:
(1) the fees and expenses of the Trust's Independent Trustees;
(2) the salaries and expenses of any of the Trust's officers or employees who are not affiliated with IMI; (3) interest expenses;
(4) taxes and governmental fees, including any original issue taxes or transfer taxes applicable to the sale or delivery of shares or certificates therefor; (5) brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities; (6) the expenses of registering and qualifying shares for sale with the SEC and with various state securities commissions; (7) accounting and legal costs; (8) insurance premiums; (9) fees and expenses of the Trust's Custodian and Transfer Agent and any related services; (10) expenses of obtaining quotations of portfolio securities and of pricing shares; (11) expenses of maintaining the Trust's legal existence and of shareholders' meetings; (12) expenses of preparation and distribution to existing shareholders of periodic reports, proxy materials and prospectuses; and (13) fees and expenses of membership in industry organizations.

     IMI currently limits Ivy Emerging Market Fund's total operating expenses (excluding Rule 12b-1 fees, interest, taxes, brokerage commissions, litigation and indemnification expenses, and extraordinary expenses) to an annual rate of 1.95% of the Fund's average net assets, which may lower that Fund's expenses and increase its yield. The Fund's expense limitation may be terminated or revised at any time, at which time its expenses may increase and its yield may be reduced.

     On September 13, 1997, the Board (including a majority of the Independent Trustees) last approved the continuance of the Agreement with respect to each of Ivy Bond Fund, Ivy US Emerging Growth Fund, Ivy Growth Fund and Ivy Growth with Income Fund. Each Agreement will continue in effect with respect to each Fund from year to year, or for more than the initial period, as the case may be, only so long as the continuance is specifically approved at least annually (i) by the vote of a majority of the Independent Trustees and (ii) either (a) by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the particular Fund or (b) by the vote of a majority of the entire Board. If the question of continuance of the Agreements (or adoption of any new agreement) is presented to shareholders, continuance (or adoption) shall be effected only if approved by the affirmative vote of a majority of the outstanding voting securities of the particular Fund. See "Capitalization and Voting Rights."

     Each Agreement may be terminated with respect to a particular Fund at any time, without payment of any penalty, by the vote of a majority of the Board, or by a vote of a majority of the outstanding voting securities of that Fund, on 60 days' written notice to IMI, or by IMI on 60 days' written notice to the Trust. The Agreement shall terminate automatically in the event of its assignment.

DISTRIBUTION SERVICES

        IMDI, a wholly owned subsidiary of MIMI, serves as the exclusive distributor of the Funds' shares pursuant to an Amended and Restated Distribution Agreement with the Trust dated October 23, 1991, as amended from time to time (the "Distribution Agreement"). The Distribution Agreement was last approved by the Board on September 13, 1997. IMDI distributes shares of the Funds through broker-dealers who are members of the National Association of Securities Dealers, Inc. and who have executed dealer agreements with IMDI. IMDI distributes shares of the Funds on a continuous basis, but reserves the right to suspend or discontinue distribution on that basis. IMDI is not obligated to sell any specific amount of Fund shares.

     Under the Distribution Agreement, each Fund bears, among other expenses, the expenses of registering and qualifying its shares for sale under federal and state securities laws and preparing and distributing to existing shareholders periodic reports, proxy materials and prospectuses.

     Each Distribution Agreement will continue in effect for successive one-year periods, provided that such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees, cast in person at a meeting called for that purpose and by the vote of either a majority of the entire Board or a majority of the outstanding voting securities of each Fund. Each Distribution Agreement may be terminated with respect to a particular Fund at any time, without payment of any penalty, by IMDI on 60 days' written notice to the particular Fund or by a Fund by vote of either a majority of the outstanding voting securities of the Fund or a majority of the Independent Trustees on 60 days' written notice to IMDI. Each Distribution Agreement shall terminate automatically in the event of its assignment.

     IMDI may make payments for distribution assistance and for administrative and accounting services from resources that may include the management fees paid by a Fund. IMDI also may make payments to unaffiliated broker-dealers for services rendered in the distribution of each Fund's shares. To qualify for such payments, shares may be subject to a minimum holding period. However, no such payments will be made to any dealer or broker if at the end of each year the amount of shares held does not exceed a minimum amount. The minimum holding period and minimum level of holdings will be determined from time to time by IMDI.

     If a Distribution Agreement is terminated (or not renewed) with respect to any of the Ivy funds (or class of shares thereof), each may continue in effect with respect to any other fund (or Class of shares thereof) as to which it has not been terminated (or have been renewed).

     RULE 18F-3 PLAN. On February 23, 1995, the SEC adopted Rule 18f-3 under the 1940 Act, which permits a registered open-end investment company to issue multiple classes of shares in accordance with a written plan approved by the investment company's board of directors/trustees and filed with the SEC. At a meeting held on December 1-2, 1995, the Board adopted a multi-class plan (the "Rule 18f-3 plan") on behalf of each Fund. At a meeting held on December 5-6, 1997, the Board last approved the Rule 18f-3 plan. The key features of the Rule 18f-3 plan are as follows: (i) shares of each class of a Fund represent an equal pro rata interest in that Fund and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications, terms and conditions, except that each class bears certain class-specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class; (ii) subject to certain limitations described in the Prospectus, shares of a particular class of a Fund may be exchanged for shares of the same class of another Ivy fund; and (iii) a Fund's Class B shares will convert automatically into Class A shares of that Fund after a period of eight years, based on the relative net asset value of such shares at the time of conversion.

CUSTODIAN

     Pursuant to a Custodian Agreement with the Trust, Brown Brothers Harriman & Co. (the "Custodian"), a private bank and member of the principal securities exchanges, located at 40 Water Street, Boston, Massachusetts 02109 (the "Custodian"), maintains custody of the assets of each Fund held in the United States. Rules adopted under the 1940 Act permit the Trust to maintain its foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Pursuant to those rules, the Custodian has entered into subcustodial agreements for the holding of each Fund's foreign securities. With respect to each Fund, the Custodian may receive, as partial payment for its services to the Funds, a portion of the Trust's brokerage business, subject to its ability to provide best price and execution.

FUND ACCOUNTING SERVICES

     Pursuant to a Fund Accounting Services Agreement, MIMI provides certain accounting and pricing services for each Fund. As compensation for those services, Ivy Bond Fund pays MIMI a monthly fee plus out-of-pocket expenses as incurred. The monthly fee is based upon the net assets of the particular Fund at the preceding month end at the following rates: $1,000 when the net assets are less than $20 million; $1,500 when the net assets are $20 to $75 million; $4,000 when the net assets are $75 to $100 million; and $6,000 when the net assets are over $100 million.
As compensation for those services, Ivy Growth Fund, Ivy Growth
with Income Fund and    Ivy US Emerging Growth Fund     each pays
MIMI a monthly fee plus out-of-pocket expenses as incurred. The monthly fee is based upon the net assets of the particular Fund at the preceding month end at the following rates: $1,250 when net assets are $10 million and under; $2,500 when net assets are $20 over $10 million to $40 million; $5,000 when net assets are over $40 million to $75 million; and $6,500 when net assets are over $75 million.

        For the fiscal year ended December 31, 1995, 1996 and 1997, the Funds paid to MIMI the following amounts for its services under the agreement: Ivy Bond Fund -- $102,160, $95,017 and $100,392, respectively; Ivy US Emerging Growth Fund -- $45,324, $89,558 and $96,822, respectively; Ivy Growth Fund -- $103,945, $131,740 and $104,714, respectively; and Ivy Growth with Income Fund -- $60,915, $87,182 and $92,373, respectively.

TRANSFER AGENT AND DIVIDEND PAYING AGENT

     Pursuant to a Transfer Agency and Shareholder Service Agreement, IMSC, a wholly owned subsidiary of MIMI, is the transfer agent for each Fund. Under the Agreement, each Fund pays a monthly fee at an annual rate of $20.00 per open Advisor Class account. In addition, each Fund pays a monthly fee at an annual rate of $4.58 per account that is closed plus certain out-of-pocket expenses. Certain broker-dealers that maintain shareholder accounts with a Fund through an omnibus account provide transfer agent and other shareholder-related services that would otherwise be provided by IMSC if the individual accounts that comprise the omnibus account were opened by their beneficial owners directly. IMSC pays such broker-dealers a per account fee for each open account within the omnibus account, or a fixed rate (e.g., .10%) fee, based on the average daily net asset value of the omnibus account (or a combination thereof).

ADMINISTRATOR

     Pursuant to an Administrative Services Agreement, MIMI provides certain administrative services to each Fund. As compensation for these services, each Fund pays MIMI a monthly fee at the annual rate of .10% of the average daily net asset value of its Advisor Class shares.

AUDITORS

        Coopers & Lybrand L.L.P., independent certified public accountants has been selected as auditors for the Trust. The audit services performed by Coopers & Lybrand L.L.P., include audits of the annual financial statements of each of the funds of the Trust. Other services provided principally relate to filings with the SEC and the preparation of the funds' tax returns.

     Year 2000 Risks. The services provided to the Funds by IMI, MFC, Northern Cross, MIMI and the Funds' other service providers are dependent on those service providers' computer systems. Many computer software and hardware systems in use today cannot distinguish between the year 2000 and the year 1900 because of the way dates are encoded and calculated (the "Year 2000 Problem"). The failure to make this distinction could have a negative implication on handling securities trades, pricing and account services. IMI, MFC, Northern Cross, MIMI and the Funds' other service providers are taking steps that each believes are reasonably designed to address the Year 2000 Problem with respect to the computer systems that they use. The Funds believe these steps will be sufficient to avoid any material adverse impact on the Funds. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds.

                CAPITALIZATION AND VOTING RIGHTS

     The capitalization of the Trust consists of an unlimited number of shares of beneficial interest (no par value per share).

When issued, shares of each class of each Fund are fully paid, non-assessable, redeemable and fully transferable. No class of shares of a Fund has preemptive rights or subscription rights.

        The Amended and Restated Declaration of Trust permits the Trustees to create separate series or portfolios and to divide any series or portfolio into one or more classes. The Trustees have authorized eighteen series, each of which represents a fund.

The Trustees have further authorized the issuance of Class A, Class B, and Class C shares for Ivy International Fund and Ivy Money Market Fund and Class A, Class B, Class C and Advisor Class shares for Ivy Asia Pacific Fund, Ivy Bond Fund, Ivy Canada Fund, Ivy China Region Fund, Ivy US Emerging Growth Fund (formerly Ivy Emerging Growth Fund until January 15, 1998), Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy Growth Fund, Ivy Growth with Income Fund, Ivy International Fund II, Ivy High Yield Fund (formerly Ivy International Bond Fund until January 28, 1998), Ivy South America Fund (formerly Ivy Latin America Strategy Fund until January 15, 1998), Ivy Developing Nations Fund (formerly Ivy New Century Fund until January 15, 1998) and Ivy Pan-Europe Fund, as well as Class I shares for Ivy Bond Fund, Ivy Global Science & Technology Fund, Ivy International Fund II, Ivy International Fund, Ivy High Yield Fund and Ivy International Small Companies Fund.

     Shareholders have the right to vote for the election of Trustees of the Trust and on any and all matters on which they may be entitled to vote by law or by the provisions of the Trust's By-Laws. The Trust is not required to hold a regular annual meeting of shareholders, and it does not intend to do so. Shares of each class of each Fund entitle their holders to one vote per share (with proportionate voting for fractional shares).

Shareholders of a Fund are entitled to vote alone on matters that only affect that Fund. All classes of shares of a Fund will vote together, except with respect to the distribution plan applicable to the Fund's Class A, Class B or Class C shares or when a class vote is required by the 1940 Act. On matters relating to all funds of the Trust, but affecting the funds differently, separate votes by the shareholders of each fund are required. Approval of an investment advisory agreement and a change in fundamental policies would be regarded as matters requiring separate voting by the shareholders of each fund of the Trust. If the Trustees determine that a matter does not affect the interests of a Fund, then the shareholders of that Fund will not be entitled to vote on that matter. Matters that affect the Trust in general, such as ratification of the selection of independent public accountants, will be voted upon collectively by the shareholders of all funds of the Trust.

     As used in this SAI and the Prospectus, the phrase "majority vote of the outstanding shares" of a Fund means the vote of the lesser of: (1) 67% of the shares of that Fund (or of the Trust) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of that Fund (or of the Trust).

     With respect to the submission to shareholder vote of a matter requiring separate voting by a Fund, the matter shall have been effectively acted upon with respect to that Fund if a majority of the outstanding voting securities of that Fund votes for the approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other fund of the Trust; or (2) the matter has not been approved by a majority of the outstanding voting securities of the Trust.

     The Amended and Restated Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. Shareholders will be assisted in communicating with other shareholders in connection with the removal of a Trustee as if Section 26(c) of the Act were applicable.

     The Trust's shares do not have cumulative voting rights and accordingly the holders of more than 50% of the outstanding shares could elect the entire Board, in which case the holders of the remaining shares would not be able to elect any Trustees.

        To the knowledge of the Trust, as of April 17, 1998, no shareholder owned beneficially or of record 5% or more of any Fund's outstanding Class A shares, except that of the outstanding Class A shares of Ivy Bond Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 1,098,779.728 shares (37.37%).

     To the knowledge of the Trust, as of April 17, 1998, no shareholder owned beneficially or of record 5% or more of any Fund's outstanding Class B shares, except that of the outstanding Class B shares of Ivy Growth Fund, IBT (custodian) FBO G. Pattyson, P.O. Box 11, Terrace Bay, Ontario, Canada POT 2WO, owned of record 17,745.276 shares (7.33%); and except that of the outstanding Class B shares of Ivy Growth with Income Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 191,412.628 shares (10.75%); and except that of the outstanding Class B shares of Ivy US Emerging Growth Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 339,527.965 shares (19.89%).

     To the knowledge of the Trust, as of April 17, 1998, no shareholder owned beneficially or of record 5% or more of any Fund's outstanding Class C shares, except that of the outstanding Class C shares of Ivy Bond Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 629,396.958 shares (73.32%); and except that of the outstanding Class C shares of Ivy Growth Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 4,134.133 shares (38.54%), Ramond James & Assoc.Inc., FBO Rafter L. Cattle Co., HRC 77 #441, Uvalde, TX 78801, owned of record 2,739.579 shares (25.54%), Painewebber, P.O. Box 3321, Weehawken, NJ 07087-8154
owned of record 1,375.981 shares (12.82%), Martin S Sawyer & Ruth C Sawyer, 2301 Freemont Drive, Sarasota, FL 34238-3016, owned of record 563.386 shares (5.25%), and Southwest Securities Inc., P.O. Box 509002, Dallas, TX 75250, owned of record 542.000 shares (5.05%); and except that of the outstanding Class C shares of Ivy Growth with Income Fund, Gaston R Levy, 50 Woodfall Road , Belmont, MA 02178, owned of record 25,996.360 shares (7.38%), Ann Marie Chenoweth, 7 Myers Farm Rd., Hingham, MA 02043, owned of record 25,298.237 shares (7.18%), Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 21,254.724 shares (6.04%), and S Joseph Hoffman, 28 Hidden Way, Andover, MA 01810, owned of record 20,481.233 shares (5.82%); and except that of the outstanding Class C shares of Ivy US Emerging Growth Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive E, 3rd Floor, Jacksonville, FL 32246, owned of record 101,388.092 shares (29.79%).

            To the knowledge of the Trust, as of April 17, 1998, no shareholder owned beneficially or of record 5% or more of any Fund's outstanding Advisor Class shares, except that of the outstanding Advisor Class shares of Ivy Bond Fund, Donaldson Lufkin Jenrette Securities Corporation Inc., P.O. Box 2052, Jersey City, NJ 07303-9998, owned of record 25,904.301 shares (81.09%), and Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104, owned of record 1,905.016 shares (5.96%).

     Under Massachusetts law, the Trust's shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Amended and Restated Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or its Trustees. The Amended and Restated Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder of a Fund held personally liable for the obligations of that Fund. The risk of a shareholder of the Trust incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and, thus, should be considered remote. No series of the Trust is liable for the obligations of any other series of the Trust. However, because the Prospectus pertains to more than one Fund, it is possible that one of the Funds to which the Prospectus pertains might become liable for any misstatement, inaccuracy, or incomplete disclosure in the Prospectus concerning any other Fund to which the Prospectus pertains.

                         NET ASSET VALUE

          The net asset value per share of a Fund is computed by dividing the value of the Fund's aggregate net assets (i.e., its total assets less its liabilities) by the number of the Fund's shares outstanding. For purposes of determining a Fund's aggregate net assets, receivables are valued at their realizable amounts. A Fund's liabilities, if not identifiable as belonging to a particular class of the Fund, are allocated among the Fund's several classes based on their relative net asset size. Liabilities attributable to a particular class are charged to that class directly. The total liabilities for a class are then deducted from the class's proportionate interest in the Fund's assets, and the resulting amount is divided by the number of shares of the class outstanding to produce its net asset value per share.

     A security listed or traded on a recognized stock exchange or The Nasdaq Stock Market Inc. ("Nasdaq") is valued at the security's last sale price on the exchange on which the security is principally traded. If no sale is reported at that time, the average between the current bid and asked price is used. The value of a foreign security is determined in its national currency as of the normal close of trading on the foreign exchange on which it is traded or as of the close of regular trading on the Exchange, if that is earlier, and that value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, eastern time, on the day the value of the foreign security is determined. All other securities for which OTC market quotations are readily available are valued at the average between the current bid and asked price.

     Debt securities normally are valued on the basis of quotes obtained from brokers and dealers (or pricing services that take into account appropriate valuation factors). Interest is accrued daily. Money market instruments are valued at amortized cost, which the Board believes approximates market value. Options are valued at the last sale price on the exchange on which they principally are traded, if available, and otherwise are valued at the last offering price, in the case of written options, and the last bid price, in the case of purchased options. Exchange listed and widely-traded OTC futures (and options thereon) are valued at the most recent settlement price. Securities and other assets for which market prices are not readily available are valued at fair value as determined by IMI and approved by the Board. Trading in securities on European and Far Eastern securities exchanges is normally completed before the close of regular trading on the Exchange. Trading on these foreign exchanges may not take place on all days on which there is regular trading on the Exchange, or may take place on days on which there is no regular trading on the Exchange (e.g., any of the national business holidays identified above). If events materially affecting the value of a Fund's portfolio securities occur between the time when these foreign exchanges close and the time when the Fund's net asset value is calculated, such securities may be valued at fair value as determined by IMI and approved by the Board.

     Portfolio securities are valued (and net asset value per share is determined) as of the close of regular trading on the Exchange (normally 4:00 p.m., eastern time) on each day the Exchange is open for trading. The Exchange and the Trust's offices are expected to be closed, and net asset value will not be calculated, on the following national business holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. On those days when either or both of the Funds' Custodian or the Exchange close early as a result of a partial holiday or otherwise, the Trust reserves the right to advance the time on that day by which purchase and redemption requests must be received.

     The sale of a Fund's shares will be suspended during any period when the determination of its net asset value is suspended pursuant to rules or orders of the SEC and may be suspended by the Board whenever in its judgment it is in the Fund's best interest to do so.

                       PORTFOLIO TURNOVER

     Each Fund purchases securities that are believed to have above average potential for capital appreciation. Common stocks are disposed of in situations where it is believed that potential for such appreciation has lessened or that other common stocks have a greater potential. Therefore, a Fund may purchase and sell securities without regard to the length of time the security is to be, or has been, held. A change in securities held by a Fund is known as "portfolio turnover" and may involve the payment by that Fund of dealer markup or underwriting commission and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities. A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the most recently completed fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during that year. For purposes of determining a Fund's portfolio turnover rate, all securities whose maturities at the time of acquisition were one year or less are excluded. The annual portfolio turnover rates for the Funds are provided in the Prospectus under "The Funds' Financial Highlights."

                           REDEMPTIONS

     Shares of each Fund are redeemed at their net asset value next determined after a proper redemption request has been received by IMSC.

     Unless a shareholder requests that the proceeds of any redemption be wired to his or her bank account, payment for shares tendered for redemption is made by check within seven days after tender in proper form, except that the Trust reserves the right to suspend the right of redemption or to postpone the date of payment upon redemption beyond seven days, (i) for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which trading on the Exchange is restricted, (ii) for any period during which an emergency exists as determined by the SEC as a result of which disposal of securities owned by a Fund is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or (iii) for such other periods as the SEC may by order permit for the protection of shareholders of a Fund.

        Under unusual circumstances, when the Board deems it in the best interest of a Fund's shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of that Fund taken at current values. If any such redemption in kind is to be made, each Fund may make an election pursuant to Rule 18f-1 under the 1940 Act. This will require the particular Fund to redeem with cash at a shareholder's election in any case where the redemption involves less than $250,000 (or 1% of that Fund's net asset value at the beginning of each 90-day period during which such redemptions are in effect, if that amount is less than $250,000). Should payment be made in securities, the redeeming shareholder may incur brokerage costs in converting such securities to cash.

     The Trust may redeem those Advisor Class accounts of shareholders who have maintained an investment of less than $10,000 in a Fund for a period of more than 12 months. All Advisor Class accounts below that minimum will be redeemed simultaneously when MIMI deems it advisable. The $10,000 balance will be determined by actual dollar amounts invested by the shareholder, unaffected by market fluctuations. The Trust will notify any such shareholder by certified mail of its intention to redeem such account, and the shareholder shall have 60 days from the date of such letter to invest such additional sums as shall raise the value of such account above that minimum. Should the shareholder fail to forward such sum within 60 days of the date of the Trust's letter of notification, the Trust will redeem the shares held in such account and transmit the redemption in value thereof to the shareholder. However, those shareholders who are investing pursuant to the Automatic Investment Method will not be redeemed automatically unless they have ceased making payments pursuant to the plan for a period of at least six consecutive months, and these shareholders will be given six-months' notice by the Trust before such redemption. Shareholders in a qualified retirement, pension or profit sharing plan who wish to avoid tax consequences must "rollover" any sum so redeemed into another qualified plan within 60 days. The Trustees of the Trust may change the minimum account size.

     If a shareholder has given authorization for telephonic redemption privilege, shares can be redeemed and proceeds sent by Federal wire to a single previously designated bank account. Delivery of the proceeds of a wire redemption request of $250,000 or more may be delayed by a Fund for up to seven days if deemed appropriate under then-current market conditions. The Trust reserves the right to change this minimum or to terminate the telephonic redemption privilege without prior notice. The Trust cannot be responsible for the efficiency of the Federal wire system of the shareholder's dealer of record or bank. The shareholder is responsible for any charges by the shareholder's bank.

     Each Fund employs reasonable procedures that require personal identification prior to acting on redemption or exchange instructions communicated by telephone to confirm that such instructions are genuine. In the absence of such instructions, a Fund may be liable for any losses due to unauthorized or fraudulent telephone instructions.

                            TAXATION

        The following is a general discussion of certain tax rules thought to be applicable with respect to the Funds. It is merely a summary and is not an exhaustive discussion of all possible situations or of all potentially applicable taxes. Accordingly, shareholders and prospective shareholders should consult a competent tax adviser about the tax consequences to them of investing in the Funds.

     Each Fund intends to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the particular Fund's assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the particular Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies).

     As a regulated investment company, each Fund generally will not be subject to U.S. Federal income tax on its income and gains that it distributes to shareholders, if at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and the excess of any short-term capital gains over long-term capital losses) for the taxable year is distributed. Each Fund intends to distribute all such income.

     Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, each Fund must distribute during each calendar year, (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make distributions in accordance with the calendar year distribution requirements. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the particular Fund in October, November or December of the year with a record date in such a month and paid by that Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year the distributions are declared, rather than the calendar year in which the distributions are received.

OPTIONS, FUTURES AND FOREIGN CURRENCY FORWARD CONTRACTS

     The taxation of equity options and OTC options on debt securities is governed by Code section 1234. Pursuant to Code section 1234, the premium received by a Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

     Some of the options, futures and foreign currency forward contracts in which a Fund may invest may be "section 1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses; however, as described below, foreign currency gains or losses arising from certain section 1256 contracts are ordinary in character. Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

     The transactions in options, futures and forward contracts undertaken by a Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains or losses realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to a Fund are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders.

     A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

     Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

     Notwithstanding any of the foregoing, a Fund may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment of appreciated financial positions does not apply to certain transactions closed in the 90-day period ending with the 30th day after the close of a Fund's taxable year, if certain conditions are met.



CURRENCY FLUCTUATIONS -- "SECTION 988" GAINS OR LOSSES

     Gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues receivables or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities denominated in a foreign currency and certain options, futures and forward contracts, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income.

INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANIES

     A Fund may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which a Fund held the PFIC shares. A Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

        A Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. A Fund may elect to mark to market its PFIC shares, resulting in the shares being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported as ordinary income; any resulting loss and any loss from an actual disposition of the shares would be reported as ordinary loss to the extent of any net gains reported in prior years. Under another election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year.

DEBT SECURITIES ACQUIRED AT A DISCOUNT

     Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures.

     If a Fund invests in certain high yield original issue discount obligations issued by corporations, a portion of the original issue discount accruing on the obligation may be eligible for the deduction for dividends received by corporations. In such event, dividends of investment company taxable income received from the Fund by its corporate shareholders, to the extent attributable to such portion of accrued original issue discount, may be eligible for this deduction for dividends received by corporations if so designated by the Fund in a written notice to shareholders.

     Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. In addition, the deduction of any interest expenses attributable to debt securities having market discount may be deferred. Market discount generally accrues in equal daily installments. A Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

     Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, a Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

     A Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includible in income, even though cash representing such income may not have been received by a Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by a Fund.

DISTRIBUTIONS

        Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by a Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received from U.S. corporations by the Fund, may qualify for the dividends received deduction. However, the revised alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated by a Fund as capital gain dividends, are taxable to individual shareholders at a maximum 20% or 28% capital gains rate (depending on the Fund's holding period for the assets giving rise to the gain), whether paid in cash or in shares, and regardless of how long the shareholder has held the Fund's shares; such distributions are not eligible for the dividends received deduction. Shareholders receiving distributions in the form of newly issued shares will have a cost basis in each share received equal to the net asset value of a share of a Fund on the distribution date. A distribution of an amount in excess of a Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder's basis in his or her shares.

To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Shareholders will be notified annually as to the U.S. Federal tax status of distributions and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

     If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by a Fund, such distribution generally will be taxable even though it represents a return of invested capital. Shareholders should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which generally will be taxable to them.

DISPOSITION OF SHARES

        Upon a redemption, sale or exchange of his or her shares, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and, if so, may be eligible for reduced federal tax rates, depending upon the shareholder's holding period for the shares. Any loss realized on a redemption sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six-months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received or treated as having been received by the shareholder with respect to such shares.

     In some cases, shareholders will not be permitted to take all or portion of their sales loads into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales load in acquiring the shares of a Fund, (2) the shares are disposed of before the 91st day after the date on which they were acquired, and (3) the shareholder subsequently acquires shares in a Fund or another regulated investment company and the otherwise applicable sales charge is reduced under a "reinvestment right" received upon the initial purchase of Fund shares. The term "reinvestment right" means any right to acquire shares of one or more regulated investment companies without the payment of a sales load or with the payment of a reduced sales charge. Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right. This provision may be applied to successive acquisitions of fund shares.

FOREIGN WITHHOLDING TAXES

     Income received by a Fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country.

     If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and may elect to "pass-through" to that Fund's shareholders the amount of foreign income and similar taxes paid by that Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign income and similar taxes paid by a Fund, and will be entitled either to deduct his or her pro rata share of foreign income and similar taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. Federal income taxes, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Foreign taxes generally may not be deducted by a shareholder that is an individual in computing the alternative minimum tax. Each shareholder will be notified within 60 days after the close of a Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year and, if so, such notification will designate (1) the shareholder's portion of the foreign taxes paid to each such country and (2) the portion of the dividend which represents income derived from sources within each such country.

        Generally, except in the case of certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if a Fund makes the election described in the preceding paragraph, the source of that Fund's income flows through to its shareholders. With respect to a Fund, gains from the sale of securities generally will be treated as derived from U.S. sources and section 988 gains will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, including foreign source passive income received from a Fund. In addition, the foreign tax credit may offset only 90% of the revised alternative minimum tax imposed on corporations and individuals. Furthermore, the foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares of the shares of the Fund are held by the Fund or the shareholder, as the case may be, for less than 16 days (46 days in the case of preferred shares) during the 30-day period (90-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend.

     The foregoing is only a general description of the foreign tax credit under current law. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

BACKUP WITHHOLDING

     Each Fund will be required to report to the Internal Revenue Service ("IRS") all taxable distributions as well as gross proceeds from the redemption of the particular Fund's shares, except in the case of certain exempt shareholders. All such distributions and proceeds will be subject to withholding of Federal income tax at a rate of 31% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish a Fund with and to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the particular Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. If the withholding provisions are applicable, any such distributions or proceeds, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld.

     Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above.
This discussion does not purport to deal with all of the tax consequences applicable to a Fund or shareholders. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

                     PERFORMANCE INFORMATION

        Performance information for the classes of shares of the Funds may be compared, in reports and promotional literature, to:

(i) the S&P 500 Index, the Dow Jones Industrial Average ("DJIA"), or other unmanaged indices so that investors may compare each Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm that ranks mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in a Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions or administrative and management costs and expenses. Performance rankings are based on historical information and are not intended to indicated future performance.

     In addition, the Trust may, from time to time, include the yield (with respect to Ivy Bond Fund only), the average annual total return and the cumulative total return of shares of a Fund in advertisements, promotional literature or reports to shareholders or prospective investors.

     YIELD. Quotations of yield for a specific Class of shares of a Fund will be based on all investment income attributable to that Class earned during a particular 30-day (or one month) period (including dividends and interest), less expenses attributable to that Class accrued during the period ("net investment income"), and will be computed by dividing the net investment income per share of that Class earned during the period by the maximum offering price per share (in the case of Class A shares) or the net asset value per share (in the case of Class B and Class C shares) on the last day of the period, according to the following formula:

          YIELD     =    2[({(a-b)/cd} + 1){superscript 6}-1]

Where:    a         =    dividends and interest earned during the
                         period attributable to a specific Class
                         of shares,

          b         =    expenses accrued for the period
                         attributable to that Class (net of
                         reimbursements),

          c         =    the average daily number of shares of
                         that Class outstanding during the period that were entitled to receive dividends, and

          d         =    the maximum offering price per share (in
                         the case of Class A shares) or the net
                         asset value per share (in the case of
                         Class B shares, Class C shares and Class
                         I shares) on the last day of the period.

     The yield for Class A, Class B and Class C shares of Ivy
Bond Fund for the 30-day period ended December 31, 1997 was
6.53%, 6.13%, and 6.14%, respectively.  As of
December 31, 1997, there were no outstanding Class I shares of Ivy Bond Fund.

     AVERAGE ANNUAL TOTAL RETURN. Quotations of standardized average annual total return ("Standardized Return") for a specific Class of shares of a Fund will be expressed in terms of the average annual compounded rate of return that would cause a hypothetical investment in that Class of a Fund made on the first day of a designated period to equal the ending redeemable value ("ERV") of such hypothetical investment on the last day of the designated period, according to the following formula:

          P(1 + T){superscript n} = ERV

Where:    P    =    a hypothetical initial payment of $1,000 to
                    purchase shares of a specific Class

          T    =    the average annual total return of shares of
                    that Class

          n    =    the number of years

          ERV  =    the ending redeemable value of a hypothetical
                    $1,000 payment made at the beginning of the period.

     For purposes of the above computation for a Fund, it is assumed that all dividends and capital gains distributions made by a Fund are reinvested at net asset value in additional Advisor Class shares during the designated period. Standardized Return quotations for the Funds do not take into account any required payments for federal or state income taxes. Standardized Return quotations are determined to the nearest 1/100 of 1%.

     A Fund may, from time to time, include in advertisements, promotional literature or reports to shareholders or prospective investors total return data that are not calculated according to the formula set forth above ("Non-Standardized Return").

     CUMULATIVE TOTAL RETURN. Cumulative total return is the cumulative rate of return on a hypothetical initial investment of $1,000 in a specific Class of shares of a Fund for a specified period. Cumulative total return quotations reflect changes in the price of a Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in the Fund shares. Cumulative total return is calculated by computing the cumulative rates of return of a hypothetical investment in a specific Class of shares of a Fund over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

          C = (ERV/P) - 1

Where:    C    =    cumulative total return

          P    =    a hypothetical initial investment of $1,000
                    to purchase shares of a specific Class

          ERV  =    ending redeemable value:  ERV is the value,
                    at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

     OTHER QUOTATIONS, COMPARISONS AND GENERAL INFORMATION. The foregoing computation methods are prescribed for advertising and other communications subject to SEC Rule 482. Communications not subject to this rule may contain a number of different measures of performance, computation methods and assumptions, including but not limited to: historical total returns; results of actual or hypothetical investments; changes in dividends, distributions or share values; or any graphic illustration of such data. These data may cover any period of the Trust's existence and may or may not include the impact of sales charges, taxes or other factors.

     Performance quotations for a Fund will vary from time to time depending on market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. These factors and possible differences in the methods used in calculating performance quotations should be considered when comparing performance information regarding a Fund's shares with information published for other investment companies and other investment vehicles. Performance quotations should also be considered relative to changes in the value of a Fund's shares and the risks associated with a Fund's investment objectives and policies. At any time in the future, performance quotations may be higher or lower than past performance quotations and there can be no assurance that any historical performance quotation will continue in the future.

     The Funds may also cite endorsements or use for comparison their performance rankings and listings reported in such newspapers or business or consumer publications as, among others:

AAII Journal, Barron's, Boston Business Journal, Boston Globe, Boston Herald, Business Week, Consumer's Digest, Consumer Guide Publications, Changing Times, Financial Planning, Financial World, Forbes, Fortune, Growth Fund Guide, Houston Post, Institutional Investor, International Fund Monitor, Investor's Daily, Los Angeles Times, Medical Economics, Miami Herald, Money Mutual Fund Forecaster, Mutual Fund Letter, Mutual Fund Source Book, Mutual Fund Values, National Underwriter, Nelson's Directory of Investment Managers, New York Times, Newsweek, No Load Fund Investor, No Load Fund* X, Oakland Tribune, Pension World, Pensions and Investment Age, Personal Investor, Rugg and Steele, Time, U.S. News and World Report, USA Today, The Wall Street Journal, and Washington Post.

                      FINANCIAL STATEMENTS

     Each Fund's Portfolio of Investments as of December 31, 1997, Statement of Assets and Liabilities as of December 31, 1997, Statement of Operations for the fiscal year ended December 31, 1997, Statement of Changes in Net Assets for the fiscal years ended December 31, 1996, and December 31, 1997, Financial Highlights, Notes to Financial Statements, and Report of Independent Accountants are included in each Fund's December 31, 1997 Annual Report to shareholders, which are incorporated by reference into this SAI.


                           APPENDIX A

    DESCRIPTION OF STANDARD & POOR'S CORPORATION ("S&P") AND
   MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") CORPORATE BOND
                  AND COMMERCIAL PAPER RATINGS

[From "Moody's Bond Record," November 1994 Issue  (Moody's
Investors Service, New York, 1994), and "Standard & Poor's
Municipal Ratings Handbook," October 1997 Issue (McGraw Hill, New
York, 1997).]

MOODY'S:

     (a) CORPORATE BONDS. Bonds rated Aaa by Moody's are judged by Moody's to be of the best quality, carrying the smallest degree of investment risk. Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa are judged by Moody's to be of high quality by all standards. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuations of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds which are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds rated Baa by Moody's are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments of or maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     (b) COMMERCIAL PAPER. The Prime rating is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following:
(1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity;
(5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and
(8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Issuers within this Prime category may be given ratings 1, 2 or 3, depending on the relative strengths of these factors. The designation of Prime-1 indicates the highest quality repayment capacity of the rated issue. Issuers rated Prime-2 are deemed to have a strong ability for repayment while issuers voted Prime-3 are deemed to have an acceptable ability for repayment. Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P:

     (a) CORPORATE BONDS. An S&P corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. The ratings described below may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Debt rated AAA has the highest rating assigned by S&P.
Capacity to pay interest and repay principal is extremely strong.

Debt rated AA is judged by S&P to have a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. Debt rated A by S&P has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     Debt rated BBB by S&P is regarded by S&P as having an adequate capacity to pay interest and repay principal. Although such bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than debt in higher rated categories.

     Debt rated BB, B, CCC, CC and C is regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating. Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating. The rating CC typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     The rating CI is reserved for income bonds on which no interest is being paid. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     (b) COMMERCIAL PAPER. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

     The commercial paper rating A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.
For commercial paper with an A-2 rating, the capacity for timely payment on issues is satisfactory, but not as high as for issues designated A-1. Issues rated A-3 have adequate capacity for timely payment, but are more vulnerable to the adverse effects of changes in circumstances than obligations carrying higher designations.

     Issues rated B are regarded as having only speculative capacity for timely payment. The C rating is assigned to short-term debt obligations with a doubtful capacity for payment. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.



                      IVY ASIA PACIFIC FUND
                         IVY CANADA FUND
                      IVY CHINA REGION FUND
                  IVY DEVELOPING NATIONS FUND
                         IVY GLOBAL FUND
                IVY GLOBAL NATURAL RESOURCES FUND
              IVY GLOBAL SCIENCE & TECHNOLOGY FUND
                     IVY INTERNATIONAL FUND
                    IVY INTERNATIONAL FUND II
             IVY INTERNATIONAL SMALL COMPANIES FUND
                       IVY PAN-EUROPE FUND
                     IVY SOUTH AMERICA FUND

                            series of

                            IVY FUND
              Via Mizner Financial Plaza, Suite 300
                    700 South Federal Highway
                    Boca Raton, Florida 33432

               STATEMENT OF ADDITIONAL INFORMATION

                         April 30, 1998

_________________________________________________________________

     Ivy Fund (the "Trust") is an open-end management investment company that currently consists of eighteen fully managed portfolios, each of which (except for Ivy South America Fund) is diversified. This Statement of Additional Information ("SAI") describes the Class A, B, C and I shares of the twelve portfolios listed above (collectively, the "Funds," and each, a "Fund").
The other six portfolios of the Trust are described in separate
SAIs.

     This SAI is not a prospectus and should be read in conjunction with the Prospectus for the Funds dated April 30, 1998 (the "Prospectus"), which may be obtained upon request and without charge from the Trust at the Distributor's address and telephone number printed below. The Funds (other than Ivy International Fund) also offer Advisor Class shares, which are described in a separate prospectus and SAI that may also be obtained without charge from the Distributor.

                       INVESTMENT MANAGER

                  Ivy Management, Inc. ("IMI")
              Via Mizner Financial Plaza, Suite 300
                    700 South Federal Highway
                    Boca Raton, Florida 33432
                    Telephone: (800) 777-6472

                           DISTRIBUTOR

                Ivy Mackenzie Distributors, Inc.
              Via Mizner Financial Plaza, Suite 300
                    700 South Federal Highway
                   Boca Raton, Florida  33432
                    Telephone: (800) 456-5111

                       INVESTMENT ADVISER

  (Ivy Canada Fund and Ivy Global Natural Resources Fund only)
                 Mackenzie Financial Corporation
                      150 Bloor Street West
                            Suite 400
                        Toronto, Ontario
                          CANADA M5S3B5
                    Telephone (416) 922-5322



                        TABLE OF CONTENTS


INVESTMENT OBJECTIVES AND POLICIES . . . . . . . . . . . . . .  1

RISK FACTORS . . . . . . . . . . . . . . . . . . . . . . . . . 11
     BANKING INDUSTRY AND SAVINGS AND LOAN OBLIGATIONS . . . . 11
     BORROWING . . . . . . . . . . . . . . . . . . . . . . . . 11
     COMMERCIAL PAPER. . . . . . . . . . . . . . . . . . . . . 11
     CONVERTIBLE SECURITIES. . . . . . . . . . . . . . . . . . 12
     DEBT SECURITIES . . . . . . . . . . . . . . . . . . . . . 12
          IN GENERAL . . . . . . . . . . . . . . . . . . . . . 12
          U.S. GOVERNMENT SECURITIES . . . . . . . . . . . . . 13
          INVESTMENT-GRADE DEBT SECURITIES . . . . . . . . . . 13
          LOW-RATED DEBT SECURITIES. . . . . . . . . . . . . . 13
          ZERO COUPON BONDS. . . . . . . . . . . . . . . . . . 15
     FIRM COMMITMENT AGREEMENTS AND "WHEN-ISSUED"
          SECURITIES . . . . . . . . . . . . . . . . . . . . . 15
     FORWARD FOREIGN CURRENCY CONTRACTS. . . . . . . . . . . . 15
     FOREIGN SECURITIES. . . . . . . . . . . . . . . . . . . . 16
          DEPOSITORY RECEIPTS. . . . . . . . . . . . . . . . . 17
          EMERGING MARKETS . . . . . . . . . . . . . . . . . . 17
          FOREIGN CURRENCIES . . . . . . . . . . . . . . . . . 18
     CONCENTRATION RISKS . . . . . . . . . . . . . . . . . . . 18
          THE ASIA-PACIFIC REGION. . . . . . . . . . . . . . . 18
          THE CHINA REGION . . . . . . . . . . . . . . . . . . 19
          CANADIAN SECURITIES. . . . . . . . . . . . . . . . . 19
          NATURAL RESOURCES AND PHYSICAL COMMODITIES . . . . . 20
          SOUTH AMERICAN SECURITIES. . . . . . . . . . . . . . 21
     ILLIQUID SECURITIES . . . . . . . . . . . . . . . . . . . 23
     REAL ESTATE INVESTMENT TRUSTS (REITS) . . . . . . . . . . 23
     REPURCHASE AGREEMENTS . . . . . . . . . . . . . . . . . . 24
     SMALL COMPANIES . . . . . . . . . . . . . . . . . . . . . 24
     WARRANTS. . . . . . . . . . . . . . . . . . . . . . . . . 24
     OPTIONS TRANSACTIONS. . . . . . . . . . . . . . . . . . . 24
          IN GENERAL . . . . . . . . . . . . . . . . . . . . . 24
          WRITING OPTIONS ON INDIVIDUAL SECURITIES . . . . . . 25
          PURCHASING OPTIONS ON INDIVIDUAL SECURITIES. . . . . 26
          PURCHASING AND WRITING OPTIONS ON SECURITIES
               INDICES . . . . . . . . . . . . . . . . . . . . 26
          RISKS OF OPTIONS TRANSACTIONS. . . . . . . . . . . . 27
     FUTURES CONTRACTS . . . . . . . . . . . . . . . . . . . . 27
          IN GENERAL.. . . . . . . . . . . . . . . . . . . . . 27
          FOREIGN CURRENCY FUTURES CONTRACTS AND RELATED
               OPTIONS.. . . . . . . . . . . . . . . . . . . . 28
          RISKS ASSOCIATED WITH FUTURES AND RELATED
               OPTIONS.. . . . . . . . . . . . . . . . . . . . 29
     STOCK INDEX FUTURES CONTRACTS . . . . . . . . . . . . . . 30
          RISKS OF SECURITIES INDEX FUTURES. . . . . . . . . . 30
     COMBINED TRANSACTIONS . . . . . . . . . . . . . . . . . . 31

INVESTMENT RESTRICTIONS. . . . . . . . . . . . . . . . . . . . 31

ADDITIONAL RESTRICTIONS. . . . . . . . . . . . . . . . . . . . 36

ADDITIONAL RIGHTS AND PRIVILEGES . . . . . . . . . . . . . . . 37
     AUTOMATIC INVESTMENT METHOD . . . . . . . . . . . . . . . 38
     EXCHANGE OF SHARES. . . . . . . . . . . . . . . . . . . . 38
          INITIAL SALES CHARGE SHARES. . . . . . . . . . . . . 38
          CONTINGENT DEFERRED SALES CHARGE SHARES. CLASS A . . 38
          CLASS B. . . . . . . . . . . . . . . . . . . . . . . 38
          CLASS C. . . . . . . . . . . . . . . . . . . . . . . 39
          CLASS I. . . . . . . . . . . . . . . . . . . . . . . 39
          ALL CLASSES. . . . . . . . . . . . . . . . . . . . . 39
     LETTER OF INTENT. . . . . . . . . . . . . . . . . . . . . 40
     RETIREMENT PLANS. . . . . . . . . . . . . . . . . . . . . 40
          INDIVIDUAL RETIREMENT ACCOUNTS . . . . . . . . . . . 41
          QUALIFIED PLANS. . . . . . . . . . . . . . . . . . . 42
          DEFERRED COMPENSATION FOR PUBLIC SCHOOLS AND
               CHARITABLE ORGANIZATIONS ("403(B)(7)
               ACCOUNT") . . . . . . . . . . . . . . . . . . . 43
          SIMPLIFIED EMPLOYEE PENSION ("SEP") IRAS . . . . . . 43
     REINVESTMENT PRIVILEGE. . . . . . . . . . . . . . . . . . 44
     RIGHTS OF ACCUMULATION. . . . . . . . . . . . . . . . . . 44
     SYSTEMATIC WITHDRAWAL PLAN. . . . . . . . . . . . . . . . 44
     GROUP SYSTEMATIC INVESTMENT PROGRAM . . . . . . . . . . . 45

BROKERAGE ALLOCATION . . . . . . . . . . . . . . . . . . . . . 46

TRUSTEES AND OFFICERS. . . . . . . . . . . . . . . . . . . . . 48
     PERSONAL INVESTMENTS BY EMPLOYEES OF IMI. . . . . . . . . 52

COMPENSATION TABLE . . . . . . . . . . . . . . . . . . . . . . 53

INVESTMENT ADVISORY AND OTHER SERVICES . . . . . . . . . . . . 55
     BUSINESS MANAGEMENT AND INVESTMENT ADVISORY SERVICES. . . 55
          SUBADVISORY CONTRACT -  IVY INTERNATIONAL FUND . . . 58
     DISTRIBUTION SERVICES . . . . . . . . . . . . . . . . . . 58
          RULE 18F-3 PLAN. . . . . . . . . . . . . . . . . . . 61
          RULE 12B-1 DISTRIBUTION PLANS. . . . . . . . . . . . 61
     CUSTODIAN . . . . . . . . . . . . . . . . . . . . . . . . 68
     FUND ACCOUNTING SERVICES. . . . . . . . . . . . . . . . . 68
     TRANSFER AGENT AND DIVIDEND PAYING AGENT. . . . . . . . . 69
     ADMINISTRATOR . . . . . . . . . . . . . . . . . . . . . . 69
     AUDITORS. . . . . . . . . . . . . . . . . . . . . . . . . 69

CAPITALIZATION AND VOTING RIGHTS . . . . . . . . . . . . . . . 70

NET ASSET VALUE. . . . . . . . . . . . . . . . . . . . . . . . 74

PORTFOLIO TURNOVER . . . . . . . . . . . . . . . . . . . . . . 75

REDEMPTIONS. . . . . . . . . . . . . . . . . . . . . . . . . . 75

CONVERSION OF CLASS B SHARES . . . . . . . . . . . . . . . . . 76

TAXATION . . . . . . . . . . . . . . . . . . . . . . . . . . . 77
     OPTIONS, FUTURES AND FOREIGN CURRENCY FORWARD
          CONTRACTS. . . . . . . . . . . . . . . . . . . . . . 77
     CURRENCY FLUCTUATIONS -- "SECTION 988" GAINS OR LOSSES. . 78
     INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANIES. . . . 79
     DEBT SECURITIES ACQUIRED AT A DISCOUNT. . . . . . . . . . 79
     DISTRIBUTIONS . . . . . . . . . . . . . . . . . . . . . . 80
     DISPOSITION OF SHARES . . . . . . . . . . . . . . . . . . 80
     FOREIGN WITHHOLDING TAXES . . . . . . . . . . . . . . . . 81
     BACKUP WITHHOLDING. . . . . . . . . . . . . . . . . . . . 82

PERFORMANCE INFORMATION. . . . . . . . . . . . . . . . . . . . 82
     AVERAGE ANNUAL TOTAL RETURN . . . . . . . . . . . . . . . 82
     CUMULATIVE TOTAL RETURN . . . . . . . . . . . . . . . . .100
     OTHER QUOTATIONS, COMPARISONS AND GENERAL INFORMATION . .108

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . .109

APPENDIX A
DESCRIPTION OF STANDARD & POOR'S CORPORATION ("S&P") AND
MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") CORPORATE BOND AND
COMMERCIAL PAPER RATINGS . . . . . . . . . . . . . . . . . . .110

APPENDIX B
SELECTED ECONOMIC AND MARKET DATA FOR
ASIA PACIFIC AND CHINA REGION COUNTRIES. . . . . . . . . . . .113



               INVESTMENT OBJECTIVES AND POLICIES



     Each Fund has its own investment objective and policies, which are described in the Prospectus under the captions "Investment Objectives and Policies" and "Risk Factors and Investment Techniques." The different types of securities and investment techniques used by the Funds involve varying degrees of risk, and are described more fully under "Risk Factors," below.

     IVY ASIA PACIFIC FUND: The Fund's principal investment objective is long-term growth. Consideration of current income is secondary to this principal objective. Under normal circumstances the Fund invests at least 65% of its total assets in securities issued in Asia-Pacific countries, which for purposes of this Prospectus are defined to include China, Hong Kong, India, Indonesia, Malaysia, Pakistan, the Philippines, Singapore, Sri Lanka, South Korea, Taiwan, Thailand and Vietnam. Securities of Asia-Pacific issuers include: (a) securities of companies organized under the laws of an Asia-Pacific country or for which the principal securities trading market is in the Asia-Pacific region; (b) securities that are issued or guaranteed by the government of an Asia-Pacific country, its agencies or instrumentalities, political subdivisions or the country's central bank; (c) securities of a company, wherever organized, where at least 50% of the company's non-current assets, capitalization, gross revenue or profit in any one of the two most recent fiscal years represents (directly or indirectly through subsidiaries) assets or activities located in the Asia-Pacific region; and (d) any of the preceding types of securities in the form of depository shares.

     The Fund may participate in markets throughout the Asia-Pacific region, and it is expected that the Fund will be invested at all times in at least three Asia-Pacific countries. The Fund does not expect to concentrate its investments in any particular industry. See Appendix C to the SAI for further information about the economic characteristics of certain Asia-Pacific countries.

     The Fund may invest up to 35% of its assets in investment-grade debt securities of government or corporate issuers in emerging market countries, equity securities and investment grade debt securities of issuers in developed countries (including the United States), warrants, and cash or cash equivalents, such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements. For temporary defensive purposes, the Fund may invest without limit in such instruments. The Fund may also invest up to 5% of its net assets in zero coupon bonds, and in debt securities rated Ba or below by Moody's Investor Service, Inc. ("Moody's") or BB or below by Standard and Poor's Corporation ("S&P"), or if unrated, are considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). The Fund will not invest in debt securities rated less than C by either Moody's or S&P. As of December 31, 1997, the Fund held no low-rated debt securities.

     For temporary or emergency purposes, the Fund may borrow up to one-third of the value of its total assets from banks, but may not purchase securities at any time during which the value of the Fund's outstanding loans exceeds 10% of the value of the Fund's assets. The Fund may engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest up to 10% of its total assets in other investment companies that invest in securities issued in Asia-Pacific countries, and up to 15% of its net assets in illiquid securities.

     The Fund may purchase put and call options on securities and stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 10% of the value of its net assets, and may write covered call options so long as not more than 25% of the Fund's net assets are subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.

     IVY CANADA FUND: Ivy Canada Fund seeks long-term capital appreciation by investing primarily in equity securities of Canadian companies. Canada is one of the world's leading industrial countries and a major exporter of agricultural products. The country is rich in natural resources such as zinc, uranium, nickel, gold, silver, aluminum, iron and copper, and forest covers over 44% of land areas, making Canada a leading world producer of newsprint. Canada is also a major producer of hydroelectricity, oil and gas.

     As a fundamental policy, the Fund normally invests at least 65% of its total assets in Canadian equity securities (i.e., common and preferred stock, securities convertible into common stock and common stock purchase warrants) listed on Canadian stock exchanges or traded over-the-counter in Canada. Canadian issuers are companies (i) organized under the laws of Canada,
(ii) for which the principal securities trading market is in Canada, (iii) which derive at least 50% of their revenues or profits from goods produced or sold, investments made or services performed in Canada, or (iv) which have at least 50% of their assets situated in Canada. The balance of the Fund's assets ordinarily are invested in (i) bills and bonds of the Canadian Government and the governments of the provinces or municipalities of Canada, (ii) high quality notes and debentures of Canadian companies (i.e., those rated Aaa or Aa by Moody's or AAA or AA by S&P, or if unrated, judged to be of comparable quality by Mackenzie Financial Corporation ("MFC"), the Fund's Advisor),
(iii) foreign securities (including sponsored or unsponsored American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs"), American Depository Shares ("ADSs") and Global Depository Shares ("GDSs")), (iv) U.S. Government securities,
(v) equity securities and investment-grade debt securities (i.e., those rated Baa or higher by Moody's or BBB or higher by S&P, or if unrated, are considered by MFC to be of comparable quality) of U.S. companies, and (vi) zero coupon bonds that meet these credit quality standards.

     The Fund may purchase securities on a "when-issued" or firm commitment basis, engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest up to 10% of its total assets in other investment companies and up to 15% of its net assets in illiquid securities. The Fund may not, as a matter of fundamental policy, invest more than 5% of its total assets in restricted securities.

     For temporary defensive purposes, the Fund may invest without limit in U.S. or Canadian dollar-denominated money market securities issued by entities organized in the U.S. or Canada, such as (i) obligations issued or guaranteed by the Canadian Government or the governments of the provinces or municipalities of Canada (or their agencies or instrumentalities), (ii) finance company and corporate commercial paper (and other short-term corporate obligations rated Prime-1 by Moody's or A or better by S&P, or if unrated, considered by MFC to be of comparable quality), (iii) obligations of banks (i.e., certificates of deposit, time deposits and bankers' acceptances) considered creditworthy by MFC under guidelines approved by the Trustees, and (iv) repurchase agreements with broker-dealers and banks. For temporary or emergency purposes, the Fund may also borrow up to 10% of the value of its total assets from banks.

     IVY CHINA REGION FUND: Ivy China Region Fund's principal investment objective is long-term capital growth. Consideration of current income is secondary to this principal objective. The Fund seeks to meet its objective primarily by investing in the equity securities of companies that are expected to benefit from the economic development and growth of China, Hong Kong and Taiwan. A significant percentage of the Fund's assets may also be invested in the securities markets of South Korea, Singapore, Malaysia, Thailand, Indonesia and the Philippines (collectively, with China, Hong Kong and Taiwan, the "China Region").

     The Fund normally invests at least 65% of its total assets in "Greater China growth companies," defined as companies
(a) that are organized in or for which the principal securities trading markets are the China Region; (b) that have at least 50% of their assets in one or more China Region countries or derive at least 50% of their gross sales revenues or profits from providing goods or services to or from within one or more China Region countries; or (c) that have at least 35% of their assets in China, Hong Kong or Taiwan, derive at least 35% of their gross sales revenues or profits from providing goods or services to or from within these three countries, or have significant manufacturing or other operations in these countries. IMI's determination as to whether a company qualifies as a Greater China growth company is based primarily on information contained in financial statements, reports, analyses and other pertinent information (some of which may be obtained directly from the company). The Fund may invest 25% or more of its total assets in the securities of issuers located in any one China Region country, and currently expects to invest more than 50% of its total assets in Hong Kong. See Appendix B to the SAI for further information about the economic characteristics of certain China Region countries.

     The balance of the Fund's assets ordinarily are invested in
(i) certain investment-grade debt securities and (ii) the equity securities of "China Region associated companies," which are companies that do not meet the definition of a Greater China growth company, but whose current or expected performance, based on certain identified factors (such as the growth trends in the location of a company's assets and the sources of its revenues and profits), is judged by IMI to be strongly associated with the China Region. The investment-grade debt securities in which the Fund may invest include (a) obligations of the U.S. Government or its agencies or instrumentalities, (b) obligations of U.S. banks and other banks organized and existing under the laws of Hong Kong, Taiwan or countries that are members of the Organization for Economic Cooperation and Development ("OECD"),
(c) obligations denominated in any currency issued by international development institutions and Hong Kong, Taiwan and OECD member governments and their agencies and instrumentalities, and (d) corporate bonds rated Baa or higher by Moody's or BBB or higher by S&P (or if unrated, are considered by IMI to be of comparable quality), as well as repurchase agreements with respect to any of the foregoing instruments. The Fund may also invest in zero coupon bonds.

     The Fund may invest less than 35% of its net assets in debt securities rated Ba or below by Moody's or BB or below by S&P, or, if unrated, considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). The Fund will not invest in debt securities rated less than C by either Moody's or S&P. As of December 31, 1997, the Fund held no low-rated debt securities.

     The Fund may invest in sponsored or unsponsored ADRs, GDRs, ADSs and GDSs, warrants, and securities issued on a "when-issued" or firm commitment basis, and may engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest up to 10% of its total assets in other investment companies, and up to 15% of its net assets in illiquid securities.

     For temporary defensive purposes and during periods when IMI believes that circumstances warrant, the Fund may reduce its position in Greater China growth companies and Greater China associated companies and increase its investment in cash and liquid debt securities, such as U.S. Government securities, bank obligations, commercial paper, short-term notes and repurchase agreements. For temporary or emergency purposes, the Fund may also borrow up to 10% of the value of its total assets from banks.

     The Fund may purchase put and call options on securities and stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 10% of the value of its net assets, and may write covered call options so long as not more than 25% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in stock index futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.

     IVY DEVELOPING NATIONS FUND: The Fund's principal objective is long-term growth. Consideration of current income is secondary to this principal objective. In pursuing its objective, the Fund invests primarily in the equity securities of companies that IMI believes will benefit from the economic development and growth of emerging markets. The Fund considers countries having emerging markets to be those that (i) are generally considered to be "developing" or "emerging" by the World Bank and the International Finance Corporation, or (ii) are classified by the United Nations (or otherwise regarded by their authorities) as "emerging." Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities (including common and preferred stocks, convertible debt obligations, warrants, options (subject to the restrictions set forth below), rights, and sponsored or unsponsored ADRs, GDRs, ADSs and GDSs that are listed on stock exchanges or traded over-the-counter) of "Emerging Market growth companies," which are defined as companies (a) for which the principal securities trading market is an emerging market (as defined above), (b) that each (alone or on a consolidated basis) derives 50% or more of its total revenue either from goods, sales or services in emerging markets, or
(c) that are organized under the laws of (and with a principal office in) an emerging market country.

     The Fund normally invests its assets in the securities of issuers located in at least three emerging market countries, and may invest 25% or more of its total assets in the securities of issuers located in any one country. IMI's determination as to whether a company qualifies as an Emerging Market growth company is based primarily on information contained in financial statements, reports, analyses and other pertinent information (some of which may be obtained directly from the company).

     For purposes of capital appreciation, the Fund may invest up to 35% of its total assets in (i) debt securities of government or corporate issuers in emerging market countries, (ii) equity and debt securities of issuers in developed countries (including the United States), and (iii) cash or cash equivalents such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements. For temporary defensive purposes, the Fund may invest without limit in such instruments. The Fund may also invest in zero coupon bonds and purchase securities on a "when-issued" or firm commitment basis.

     The Fund will not invest more than 20% of its total assets in debt securities rated Ba or lower by Moody's or BB or lower by S&P, or if unrated, are considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). The Fund will not invest in debt securities rated less than C by either Moody's or S&P. As of December 31, 1997, the Fund held no low-rated debt securities.

     For temporary or emergency purposes, the Fund may borrow up to one-third of the value of its total assets from banks, but may not purchase securities at any time during which the value of the Fund's outstanding loans exceeds 10% of the value of the Fund's total assets. The Fund may engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest up to 10% of its total assets in other investment companies, and up to 15% of its net assets in illiquid securities.

     The Fund may purchase put and call options on securities and stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 10% of the value of its net assets, and may write covered call options so long as not more than 25% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in (and options on) stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.

     IVY GLOBAL FUND: The Fund seeks long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments of any nation. Any income realized will be incidental. Under normal conditions, the Fund will invest at least 65% of its total assets in the common stock of companies throughout the world, with at least three different countries (one of which may be the United States) represented in the Fund's overall portfolio holdings. Although the Fund generally invests in common stock, it may also invest in preferred stock, sponsored or unsponsored ADRs, GDRs, ADSs and GDSs, and investment-grade debt securities (i.e., those rated Baa or higher by Moody's or BBB or higher by S&P, or if unrated, are considered by IMI to be of comparable quality), including corporate bonds, notes, debentures, convertible bonds and zero coupon bonds.

     The Fund may invest less than 35% of its net assets in debt securities rated Ba or below by Moody's or BB or below by S&P, or if unrated, considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). The Fund will not invest in debt securities rated less than C by either Moody's or S&P. As of December 31, 1997, the Fund had 1.05% of its total assets invested in low-rated debt securities.

     The Fund may invest in equity real estate investment trusts, warrants, and securities issued on a "when-issued" or firm commitment basis, and may engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest up to 10% of its total assets in other investment companies and up to 15% of its net assets in illiquid securities. The Fund may not, as a matter of fundamental policy, invest more than 5% of its total assets in restricted securities.

     For temporary defensive purposes and during periods when IMI believes that circumstances warrant, the Fund may invest without limit in U.S. Government securities, obligations issued by domestic or foreign banks (including certificates of deposit, time deposits and bankers' acceptances), and domestic or foreign commercial paper (which, if issued by a corporation, must be rated Prime-1 by Moody's or A-1 by S&P, or if unrated has been issued by a company that at the time of investment has an outstanding debt issue rated Aaa or Aa by Moody's or AAA or AA by S&P). The Fund may also enter into repurchase agreements, and, for temporary or emergency purposes, may borrow up to 10% of the value of its total assets from banks.

     The Fund may purchase put and call options on stock indices, provided the premium paid for such options does not exceed 10% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 50% of the value of its net assets, and may write covered call options so long as not more than 20% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in (and options on) stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 20% of its total assets.

     IVY GLOBAL NATURAL RESOURCES FUND: The Fund's investment objective is long-term growth. Any income realized will be incidental. Under normal conditions, the Fund invests at least 65% of its total assets in the equity securities of companies throughout the world that own, explore or develop natural resources and other basic commodities, or supply goods and services to such companies. Under this investment policy, at least three different countries (one of which may be the United States) will be represented in the Fund's overall portfolio holdings. "Natural resources" generally include precious metals (such as gold, silver and platinum), ferrous and nonferrous metals (such as iron, aluminum and copper), strategic metals (such as uranium and titanium), coal, oil, natural gases, timber, undeveloped real property and agricultural commodities. Although the Fund generally invests in common stock, it may also invest in preferred stock, securities convertible into common stock and sponsored or unsponsored ADRs, GDRs, ADSs and GDSs. The Fund may also invest directly in precious metals and other physical commodities.

     MFC believes that certain political and economic changes in the global environment in recent years have had and will continue to have a profound effect on global supply and demand of natural resources, and that rising demand from developing markets and new sources of supply should create attractive investment opportunities. In selecting the Fund's investments, MFC will seek to identify securities of companies that, in MFC's opinion, appear to be undervalued relative to the value of the companies' natural resource holdings.

     For temporary defensive purposes, the Fund may invest without limit in cash or cash equivalents, such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements. For temporary or emergency purposes, the Fund may borrow up to one-third of the value of its total assets from banks, but may not purchase securities at any time during which the value of the Fund's outstanding loans exceeds 10% of the value of the Fund's total assets. The Fund may engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest up to 10% of its total assets in other investment companies and up to 15% of its net assets in illiquid securities.

     For hedging purposes only, the Fund may engage in transactions in (and options on) foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.

     IVY GLOBAL SCIENCE & TECHNOLOGY FUND: The Fund's principal investment objective is long-term capital growth. Any income realized will be incidental. Under normal conditions, the Fund will invest at least 65% of its total assets in the common stock of companies that are expected to benefit from the development, advancement and use of science and technology. Under this investment policy, at least three different countries (one of which may be the United States) will be represented in the Fund's overall portfolio holdings. Industries likely to be represented in the Fund's portfolio include computers and peripheral products, software, electronic components and systems, telecommunications, media and information services, pharmaceuticals, hospital supply and medical devices, biotechnology, environmental services, chemicals and synthetic materials, and defense and aerospace. The Fund may also invest in companies that are expected to benefit indirectly from the commercialization of technological and scientific advances. In recent years, rapid advances in these industries have stimulated unprecedented growth. While this is no guarantee of future performance, IMI believes that these industries offer substantial opportunities for long-term capital appreciation.

     Although the Fund generally invests in common stock, it may also invest in preferred stock, securities convertible into common stock, sponsored or unsponsored ADRs, GDRs, ADSs and GDSs and investment-grade debt securities (i.e., those rated Baa or higher by Moody's or BBB or higher by S&P, or if unrated, are considered by IMI to be of comparable quality), including corporate bonds, notes, debentures, convertible bonds and zero coupon bonds. The Fund may also invest up to 5% of its net assets in debt securities that are rated Ba or below by Moody's or BB or below by S&P, or if unrated, are considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). The Fund will not invest in debt securities rated less than C by either Moody's or S&P. As of December 31, 1997, the Fund held no low-rated debt securities.

     The Fund may invest in warrants, purchase securities on a "when-issued" or firm commitment basis, engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest (i) up to 10% of its total assets in other investment companies and (ii) up to 15% of its net assets in illiquid securities.

     For temporary defensive purposes and during periods when IMI believes that circumstances warrant, the Fund may invest without limit in U.S. Government securities, obligations issued by domestic or foreign banks (including certificates of deposit, time deposits and bankers' acceptances), and domestic or foreign commercial paper (which, if issued by a corporation, must be rated Prime-1 by Moody's or A-1 by S&P, or if unrated has been issued by a company that at the time of investment has an outstanding debt issue rated Aaa or Aa by Moody's or AAA or AA by S&P). The Fund may also enter into repurchase agreements, and, for temporary or emergency purposes, may borrow up to 10% of the value of its total assets from banks.

     The Fund may purchase put and call options on stock indices and on individual securities, provided the premium paid for such options does not exceed 10% of the value of the Fund's net assets. The Fund may also sell covered put options with respect to up to 50% of the value of its net assets, and may write covered call options so long as not more than 20% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in (and options on) stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 20% of the value of its total assets.

     IVY INTERNATIONAL FUND II: The Fund's principal objective is long-term capital growth primarily through investment in equity securities. Consideration of current income is secondary to this principal objective. It is anticipated that at least 65% of the Fund's total assets will be invested in common stocks (and securities convertible into common stocks) principally traded in European, Pacific Basin and Latin American markets. Under this investment policy, at least three different countries (other than the United States) will be represented in the Fund's overall portfolio holdings. For temporary defensive purposes, the Fund may also invest in equity securities principally traded in U.S. markets. IMI, the Fund's investment manager, invests the Fund's assets in a variety of economic sectors, industry segments and individual securities in order to reduce the effects of price volatility in any one area and to enable shareholders to participate in markets that do not necessarily move in concert with U.S. markets. IMI seeks to identify rapidly expanding foreign economies, and then searches out growing industries and corporations, focusing on companies with established records. Individual securities are selected based on value indicators, such as a low price-earnings ratio, and are reviewed for fundamental financial strength. Companies in which investments are made will generally have at least $1 billion in capitalization and a solid history of operations.

     When economic or market conditions warrants, the Fund may invest without limit in U.S. Government securities, investment-grade debt securities (i.e., those rated Baa or higher by Moody's or BBB or higher by S&P, or if unrated, considered by IMI to be of comparable quality), preferred stocks, sponsored or unsponsored ADRs, GDRs, ADSs and GDSs, warrants, or cash or cash equivalents such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements. For temporary or emergency purposes, the Fund may borrow up to 10% of the value of its total assets from banks. The Fund may also purchase securities on a "when-issued" or firm commitment basis, and may engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest up to 10% of its total assets in other investment companies and up to 15% of its net assets in illiquid securities.

     The Fund may purchase put and call options on securities and stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 10% of the value of its net assets, and may write covered call options so long as not more than 25% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in (and options on) stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.

     IVY INTERNATIONAL FUND: Sales of shares of this Fund to new investors have been suspended. See "How to Buy Shares."

     The Fund's principal objective is long-term capital growth primarily through investment in equity securities. Consideration of current income is secondary to this principal objective. It is anticipated that at least 65% of the Fund's total assets will be invested in common stocks (and securities convertible into common stocks) principally traded in European, Pacific Basin and Latin American markets. Under this investment policy, at least three different countries (other than the United States) will be represented in the Fund's overall portfolio holdings. For temporary defensive purposes, the Fund may also invest in equity securities principally traded in U.S. markets.

     The Fund's subadviser, Northern Cross Investments Limited ("Northern Cross"), invests the Fund's assets in a variety of economic sectors, industry segments and individual securities to reduce the effects of price volatility in any one area and to enable shareholders to participate in markets that do not necessarily move in concert with U.S. markets. Northern Cross seeks to identify rapidly expanding foreign economies, and then searches out growing industries and corporations, focusing on companies with established records. Individual securities are selected based on value indicators, such as a low price-earnings ratio, and are reviewed for fundamental financial strength. Companies in which investments are made will generally have at least $1 billion in capitalization and a solid history of operations.

     When economic or market conditions warrant, the Fund may invest without limit in U.S. Government securities, investment-grade debt securities (i.e., those rated Baa or higher by Moody's or BBB or higher by S&P, or if unrated, are considered by Northern Cross to be of comparable quality), preferred stocks, sponsored or unsponsored ADRs, GDRs, ADSs and GDSs, warrants, or cash or cash equivalents such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements. For temporary or emergency purposes, the Fund may borrow up to 10% of the value of its total assets from banks. The Fund may also purchase securities on a "when-issued" or firm commitment basis, and may engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest up to 10% of its total assets in other investment companies and up to 15% of its net assets in illiquid securities.

     The Fund may purchase put and call options on securities and stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 10% of the value of its net assets, and may write covered call options so long as not more than 25% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in (and options on) stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.

     IVY INTERNATIONAL SMALL COMPANIES FUND: The Fund's principal investment objective is long-term growth primarily through investment in foreign equity securities. Consideration of current income is secondary to this principal objective. Under normal circumstances the Fund invests at least 65% of its total assets in common and preferred stocks (and securities convertible into common stocks) of foreign issuers having total market capitalization of less than $1 billion. Under this investment policy, at least three different countries (other than the United States) will be represented in the Fund's overall portfolio holdings. For temporary defensive purposes, the Fund may also invest in equity securities principally traded in the United States. The Fund will invest its assets in a variety of economic sectors, industry segments and individual securities in order to reduce the effects of price volatility in any area and to enable shareholders to participate in markets that do not necessarily move in concert with the U.S. market. The factors that IMI considers in determining the appropriate distribution of investments among various countries and regions include prospects for relative economic growth, expected levels of inflation, government policies influencing business conditions and the outlook for currency relationships.

     In selecting the Fund's investments, IMI will seek to identify securities that are attractively priced relative to their intrinsic value. The intrinsic value of a particular security is analyzed by reference to characteristics such as relative price-earnings ratio, dividend yield and other relevant factors (such as applicable financial, tax, social and political conditions).

     When economic or market conditions warrant, the Fund may invest without limit in U.S. Government securities, investment-grade debt securities, zero coupon bonds, preferred stocks, warrants, or cash or cash equivalents such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements. The Fund may also invest up to 5% of its net assets in debt securities rated Ba or below by Moody's or BB or below by S&P, or if unrated, are considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). The Fund will not invest in debt securities rated less than C by either Moody's or S&P. As of December 31, 1997, the Fund held no low-rated debt securities.

     For temporary or emergency purposes, the Fund may borrow up to one-third of the value of its total assets from banks, but may not purchase securities at any time during which the value of the Fund's outstanding loans exceeds 10% of the value of the Fund's assets. The Fund may engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest (i) up to 10% of its total assets in other investment companies and (ii) up to 15% of its net assets in illiquid securities.

     The Fund may purchase put and call options on securities and stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 10% of the value of its net assets, and may write covered call options so long as not more than 25% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.

     IVY PAN-EUROPE FUND: The Fund's principal investment objective is long-term capital growth. Consideration of current income is secondary to this principal objective. The Fund seeks to achieve its investment objective by investing primarily in the equity securities of companies domiciled or otherwise doing business (as described below) in European countries. Under normal circumstances, the Fund will invest at least 65% of its total assets in the equity securities of "European companies," which include any issuer (a) that is organized under the laws of a European country; (b) that derives 50% or more of its total revenues from goods produced or sold, investments made or services performed in Europe; or (c) for which the principal trading market is in Europe. The Fund may also invest up to 35% of its total assets in the equity securities of issuers domiciled outside of Europe. The equity securities in which the Fund may invest include common stock, preferred stock and common stock equivalents such as warrants and convertible debt securities. The Fund may also invest in sponsored or unsponsored ADRs, European Depository Receipts ("EDRs"), GDRs, ADSs, European Depository Shares ("EDSs") and GDSs. The Fund does not expect to concentrate its investments in any particular industry.

     The Fund may invest up to 35% of its net assets in debt securities, but will not invest more than 20% of its net assets in debt securities rated Ba or below by Moody's or BB or below by S&P, or if unrated, are considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). The Fund will not invest in debt securities rated less than C by either Moody's or S&P. As of December 31, 1997, the Fund held no low-rated debt securities. The Fund may also purchase securities on a "when-issued" or firm commitment basis, engage in foreign currency exchange transactions and enter into forward foreign currency contracts. In addition, the Fund may invest up to 5% of its net assets in zero coupon bonds.

     For temporary defensive purposes or when IMI believes that circumstances warrant, the Fund may invest without limit in U.S. Government securities, investment-grade debt securities (i.e., those rated Baa or higher by Moody's or BBB or higher by S&P, or if unrated, are considered by IMI to be of comparable quality), warrants, and cash or cash equivalents such as domestic or foreign bank obligations (including certificates of deposit, time deposits and bankers' acceptances), short-term notes, repurchase agreements, and domestic or foreign commercial paper (which, if issued by a corporation, must be rated Prime-1 by Moody's or A-1 by S&P, or if unrated has been issued by a company that at the time of investment has an outstanding debt issue rated Aaa or Aa by Moody's or AAA or AA by S&P).

     For temporary or emergency purposes, the Fund may borrow up to one-third of the value of its total assets from banks, but may not purchase securities at any time during which the value of the Fund's outstanding loans exceeds 10% of the value of the Fund's total assets. The Fund may also invest (i) up to 10% of its total assets in other investment companies, and (ii) up to 15% of its net assets in illiquid securities.

     The Fund may purchase put and call options on securities and stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 10% of the value of its net assets, and may write covered call options so long as not more than 25% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in (and options on) stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.

     IVY SOUTH AMERICA FUND: The Fund's principal investment objective is long-term capital growth. Consideration of current income is secondary to this principal objective. Under normal conditions the Fund invests at least 65% of its total assets in securities issued in South America. Securities of South American issuers include (a) securities of companies organized under the laws of a South American country or for which the principal securities trading market is in South America; (b) securities that are issued or guaranteed by the government of a South American country, its agencies or instrumentalities, political subdivisions or the country's central bank; (c) securities of a company, wherever organized, where at least 50% of the company's non-current assets, capitalization, gross revenue or profit in any one of the two most recent fiscal years represents (directly or indirectly through subsidiaries) assets or activities located in South America; or (d) any of the preceding types of securities in the form of depository shares. The Fund may participate, however, in markets throughout Latin America, which for purposes of this Prospectus is defined as Mexico, Central America, South America and the Spanish-speaking islands of the Caribbean, and it is expected that the Fund will be invested at all times in at least three countries. Under present conditions, the Fund expects to focus its investments in Argentina, Brazil, Chile, Colombia, Peru and Venezuela, which IMI believes are the most developed capital markets in South America. The Fund does not expect to concentrate its investments in any particular industry.

     The Fund's equity investments consist of common stock, preferred stock (either convertible or non-convertible), sponsored or unsponsored ADRs, GDRs, ADSs and GDSs, and warrants
(any of which may be purchased through rights). The Fund's equity securities may be listed on securities exchanges, traded over-the-counter, or have no organized market.

     The Fund may invest in debt securities (including zero coupon bonds) when IMI anticipates that the potential for capital appreciation from debt securities is likely to equal or exceed that of equity securities (e.g., a favorable change in relative foreign exchange rates, interest rate levels or the creditworthiness of issuers). These include debt securities issued by South American Governments ("Sovereign Debt"). Most of the debt securities in which the Fund may invest are not rated, and those that are rated are expected to be below investment-grade (i.e., rated Ba or below by Moody's or BB or below by S&P, or considered by IMI to be of comparable quality), and are commonly referred to as "high yield" or "junk" bonds. As of December 31, 1997, the Fund held no low-rated debt securities.

     To meet redemptions, or while the Fund is anticipating investments in South American securities, the Fund may hold cash or cash equivalents such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements. For temporary defensive or emergency purposes, the Fund may (i) invest without limit in such instruments, and (ii) borrow up to one-third of the value of its total assets from banks (but may not purchase securities at any time during which the value of the Fund's outstanding loans exceeds 10% of the value of the Fund's total assets).

     The Fund may purchase securities on a "when-issued" or firm commitment basis, engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest up to 10% of its total assets in other investment companies, and up to 15% of its net assets in illiquid securities. The Fund will treat as illiquid any South American securities that are subject to restrictions on repatriation for more than seven days, as well as any securities issued in connection with South American debt conversion programs that are restricted to remittance of invested capital or profits.

     The Fund may purchase put and call options on securities and stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 10% of the value of its net assets, and may write covered call options so long as not more than 25% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in (and options on) stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.

                          RISK FACTORS

BANKING INDUSTRY AND SAVINGS AND LOAN OBLIGATIONS

     Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank (meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument at maturity). In addition to investing in certificates of deposit and bankers' acceptances, a Fund may invest in time deposits in banks or savings and loan associations. Time deposits are generally similar to certificates of deposit, but are uncertificated. A Fund's investments in certificates of deposit, time deposits, and bankers' acceptances are limited to obligations of (i) banks having total assets in excess of $1 billion, (ii) U.S. banks which do not meet the $1 billion asset requirement, if the principal amount of such obligation is fully insured by the Federal Deposit Insurance Corporation (the "FDIC"), (iii) savings and loan associations which have total assets in excess of $1 billion and which are members of the FDIC, and (iv) foreign banks if the obligation is, in IMI's opinion, of an investment quality comparable to other debt securities which may be purchased by the particular Fund. A Fund's investments in certificates of deposit of savings associations are limited to obligations of Federal and state-chartered institutions whose total assets exceed $1 billion and whose deposits are insured by the FDIC.

BORROWING

     Borrowing may exaggerate the effect on a Fund's net asset value of any increase or decrease in the value of the Fund's portfolio securities. Money borrowed will be subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances). Although the principal of a Fund's borrowings will be fixed, the Fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk. All borrowings will be repaid before any additional investments are made.

COMMERCIAL PAPER

     Commercial paper represents short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations and finance companies. A Fund may invest in commercial paper that is rated Prime-1 by Moody's Investors Service, Inc. ("Moody's") or A-1 by Standard & Poor's Corporation ("S&P") or, if not rated by Moody's or S&P, is issued by companies having an outstanding debt issue rated Aaa or Aa by Moody's or AAA or AA by S&P.

CONVERTIBLE SECURITIES

     The convertible securities in which a Fund may invest include corporate bonds, notes, debentures, preferred stock and other securities that may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. Investments in convertible securities can provide income through interest and dividend payments as well as an opportunity for capital appreciation by virtue of their conversion or exchange features. Because convertible securities can be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stock changes, and, therefore, also tends to follow movements in the general market for equity securities. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock, although typically not as much as the price of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

     As debt securities, convertible securities are investments that provide for a stream of income. Like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations (see following section). Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

     Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, are senior in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, convertible bonds and convertible preferred stock typically have lower coupon rates than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income.

DEBT SECURITIES

     IN GENERAL. Investing in debt securities involves both interest rate and credit risk. Generally, the value of debt instruments rises and falls inversely with fluctuations in interest rates. As interest rates decline, the value of debt securities generally increases. Conversely, rising interest rates tend to cause the value of debt securities to decrease. Bonds with longer maturities generally are more volatile than bonds with shorter maturities. The market value of debt securities also varies according to the relative financial condition of the issuer. In general, lower-quality bonds offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument.

     U.S. GOVERNMENT SECURITIES. U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes, and bonds) and (2) Federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates, which are mortgage-backed securities). When such securities are held to maturity, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest possible credit quality. U.S. Government securities that are not held to maturity are subject to variations in market value due to fluctuations in interest rates.

     Mortgage-backed securities are securities representing part ownership of a pool of mortgage loans. For example, GNMA certificates are such securities in which the timely payment of principal and interest is guaranteed by the full faith and credit of the U.S. Government. Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the loans typically will be substantially less because the mortgages will be subject to principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayments tends to increase, thereby shortening the actual average life of the security. Conversely, rising interest rates tend to decrease the rate of prepayment, thereby lengthening the actual average life of the security (and increasing the security's price volatility).

Accordingly, it is not possible to predict accurately the average life of a particular pool. Reinvestment of prepayment may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, mortgage-backed securities can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates, and may involve significantly greater price and yield volatility than traditional debt securities.
Such securities may appreciate or decline in market value during periods of declining or rising interest rates, respectively.

     Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of nor guaranteed by the U.S. Treasury; however, they involve Federal sponsorship in one way or another. Some are backed by specific types of collateral, some are supported by the issuer's right to borrow from the Treasury, some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer, others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, Federal Home Loan Mortgage Association and Student Loan Marketing Association.

     INVESTMENT-GRADE DEBT SECURITIES. Bonds rated Aaa by Moody's and AAA by S&P are judged to be of the best quality (i.e., capacity to pay interest and repay principal is extremely strong). Bonds rated Aa/AA are considered to be of high quality (i.e., capacity to pay interest and repay principal is very strong and differs from the highest rated issues only to a small degree). Bonds rated A are viewed as having many favorable investment attributes, but elements may be present that suggest a susceptibility to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Bonds rated Baa/BBB (considered by Moody's to be "medium grade" obligations) are considered to have an adequate capacity to pay interest and repay principal, but certain protective elements may be lacking (i.e., such bonds lack outstanding investment characteristics and have some speculative characteristics). A Fund may invest in debt securities that are given an investment-grade rating by Moody's or S&P, and may also invest in unrated debt securities that are considered by IMI to be of comparable quality.

     LOW-RATED DEBT SECURITIES. Securities rated lower than Baa or BBB and comparable unrated securities (commonly referred to as "high yield" or "junk" bonds) are considered to be predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. The lower the ratings of corporate debt securities, the more their risks render them like equity securities. Such securities carry a high degree of risk (including the possibility of default or bankruptcy of the issuers of such securities), and generally involve greater volatility of price and risk of principal and income (and may be less liquid) than securities in the higher rating categories. (See Appendix A for a more complete description of the ratings assigned by Moody's and S&P and their respective characteristics.)

     Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. During an economic downturn or period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service their principal and interest payment obligations. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a Fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

     The trading market for high yield securities may be thin to the extent that there is no established retail secondary market or because of a decline in the value of such securities. A thin trading market may limit the ability of a Fund to accurately value high yield securities in the Fund's portfolio, could adversely affect the price at which the Fund could sell such securities, and cause large fluctuations in the daily net asset value of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of low-rated debt securities, especially in a thinly traded market. When secondary markets for high yield securities become relatively less liquid, it may be more difficult to value the securities, requiring additional research and elements of judgment. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

     Credit quality in the high yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is the policy of IMI not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of a Fund's investment objectives by investment in such securities may be more dependent on IMI's credit analysis than is the case for higher quality bonds.
Should the rating of a portfolio security be downgraded, IMI will determine whether it is in the best interest of a Fund to retain or dispose of such security.

     Prices for high yield securities may be affected by legislative and regulatory developments. For example, Federal rules require savings and loan institutions to gradually reduce their holdings of this type of security. Also, Congress has from time to time considered legislation that would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

     While IMI may refer to ratings issued by established credit rating agencies, it is not IMI's policy to rely exclusively on such ratings, but rather to supplement such ratings with its own independent and ongoing review of credit quality. A Fund's achievement of its investment objective may, to the extent of its investment in low-rated debt securities, be more dependent upon IMI's credit analysis than would be the case if the Funds were investing in higher quality bonds. Should the rating of a portfolio security be downgraded, IMI will determine whether it is in the affected Fund's best interest to retain or dispose of the security. However, should any individual bond held by a Fund be downgraded below a rating of C, IMI currently intends to dispose of such bond based on then existing market conditions.

     ZERO COUPON BONDS. Zero coupon bonds are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. If a Fund holds zero coupon bonds in its portfolio, it would recognize income currently for Federal income tax purposes in the amount of the unpaid, accrued interest and generally would be required to distribute dividends repre-senting such income to shareholders currently, even though funds representing such income would not have been received by the Fund. Cash to pay dividends representing unpaid, accrued interest may be obtained from, for example, sales proceeds of portfolio securities and Fund shares and from loan proceeds. The potential sale of portfolio securities to pay cash distributions from income earned on zero coupon bonds may result in a Fund being forced to sell portfolio securities at a time when it might otherwise choose not to sell these securities and when the Fund might incur a capital loss on such sales. Because interest on zero coupon obligations is not distributed to the Fund on a current basis, but is in effect compounded, the value of such securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations which distribute income regularly.

FIRM COMMITMENT AGREEMENTS AND "WHEN-ISSUED" SECURITIES

     New issues of certain debt securities are often offered on a "when-issued" basis, meaning the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the date of the commitment to purchase. Firm commitment agreements call for the purchase of securities at an agreed-upon price on a specified future date. A Fund uses such investment techniques in order to secure what is considered to be an advantageous price and yield to the Fund and not for purposes of leveraging the Fund's assets. In either instance, the Fund will maintain in a segregated account with its Custodian cash or liquid securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the underlying securities.

FORWARD FOREIGN CURRENCY CONTRACTS

     A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date (usually less than a year), and typically is individually negotiated and privately traded by currency traders and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for commissions, they do realize a profit based on the difference between the price at which they are buying and selling various currencies. Although these contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.

     While a Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for a Fund than if it had not engaged in such transactions. Moreover, there may be an imperfect correlation between a Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by that Fund. An imperfect correlation of this type may prevent a Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss.

     A Fund will not enter into forward contracts or maintain a net exposure to such contracts where the consummation of the contract would obligate the Fund to deliver an amount of currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Further, a Fund generally will not enter into a forward contract with a term of greater than one year.

     A Fund will hold cash or liquid securities in a segregated account with its Custodian in an amount equal (on a daily marked-to-market basis) to the amount of the commitments under these contracts. At the maturity of a forward contract, a Fund may either accept or make delivery of the currency specified in the contract, or, prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

FOREIGN SECURITIES

     A Fund may invest in securities of foreign issuers, including non-U.S. dollar-denominated debt securities, Euro dollar securities, sponsored and unsponsored American Depository Receipts ("ADRs"), American Depository Shares ("ADSs"), Global Depository Receipts ("GDRs"), Global Depository Shares ("GDSs") and debt securities issued, assumed or guaranteed by foreign governments or political subdivisions or instrumentalities thereof. Shareholders should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in the Funds' domestic investments.

     Although each Fund's Advisor intends to invest the Fund's assets only in nations that are generally considered to have relatively stable and friendly governments, there is the possibility of expropriation, nationalization, repatriation or confiscatory taxation, taxation on income earned in a foreign country and other foreign taxes, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default on foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations. In addition, in many countries there is less publicly available information about issuers than is available for U.S. companies. Moreover, foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. In many foreign countries, there is less governmental supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the United States. Foreign securities transactions may also be subject to higher brokerage costs than domestic securities transactions. The foreign securities markets of many of the countries in which a Fund may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States. In addition, a Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgment in foreign courts.

     Foreign stock markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause that Fund to miss attractive investment opportunities. Further, the inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund because of subsequent declines in the value of the portfolio security or, if a Fund has entered into a contract to sell the security, in possible liability to the purchaser. Fixed commissions on some foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although IMI will endeavor to achieve the most favorable net results on a Fund's portfolio transactions. It may be more difficult for a Fund's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. IMI seeks to mitigate the risks to a Fund associated with the foregoing considerations through investment variation and continuous professional management.

     DEPOSITORY RECEIPTS. ADRs, GDRs and similar instruments, the issuance of which is typically administered by a U.S. or foreign bank or trust company, evidence ownership of underlying securities issued by a U.S. or foreign corporation. ADRs are publicly traded on exchanges or over-the-counter ("OTC") in the United States. Unsponsored programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, information concerning the issuer may not be as current or as readily available as in the case of sponsored depository instruments, and their prices may be more volatile than if they were sponsored by the issuers of the underlying securities.

     EMERGING MARKETS. Certain Funds could have significant investments in securities traded in emerging markets. Investors should recognize that investing in such countries involves special considerations, in addition to those set forth above, that are not typically associated with investing in United States securities and that may affect a Fund's performance favorably or unfavorably.

     In recent years, many emerging market countries around the world have undergone political changes that have reduced government's role in economic and personal affairs and have stimulated investment and growth. Historically, there is a strong direct correlation between economic growth and stock market returns. While this is no guarantee of future performance, IMI believes that investment opportunities (particularly in the energy, environmental services, natural resources, basic materials, power, telecommunications and transportation industries) may result within the evolving economies of emerging market countries from which the Fund and its shareholders will benefit.

     Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. Such risks include (i) less social, political and economic stability; (ii) a small market for securities and/or a low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility;
(iii) certain national policies that may restrict a Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
(iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until relatively recently in certain Eastern European countries, of a capital market structure or market-oriented economy; (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries; and (viii) the possibility that currency devaluations could adversely affect the value of a Fund's investments. Further, many emerging markets have experienced and continue to experience high rates of inflation.

     Despite the dissolution of the Soviet Union, the Communist Party may continue to exercise a significant role in certain Eastern European countries. To the extent of the Communist Party's influence, investments in such countries will involve risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, a Fund could lose a substantial portion of any investments it has made in the affected countries. Further, few (if any) accounting standards exist in Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial in relation to the actual market values and may be adverse to a Fund's net asset value.

     Certain Eastern European countries that do not have well-established trading markets are characterized by an absence of developed legal structures governing private and foreign investments and private property. In addition, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.

     Authoritarian governments in certain Eastern European countries may require that a governmental or quasi-governmental authority act as custodian of a Fund's assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to the custody of a Fund's cash and securities, that Fund's investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such countries.

     FOREIGN CURRENCIES. Investment in foreign securities usually will involve currencies of foreign countries. A Fund may also temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs and may purchase forward foreign currency contracts. Because of these factors, the value of the assets of a Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. Although the Funds' Custodian values each Fund's assets daily in terms of U.S. dollars, the Funds generally do not convert their holdings of foreign currencies into U.S. dollars on a daily basis. A Fund will do so from time to time, however, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.

     Because a Fund normally will be invested in both U.S. and foreign securities markets, changes in the Fund's share price may have a low correlation with movements in U.S. markets. A Fund's share price will reflect the movements of both the different stock and bond markets in which it is invested (both U.S. and foreign), and of the currencies in which the investments are denominated. Thus, the strength or weakness of the U.S. dollar against foreign currencies may account for part of a Fund's investment performance. U.S. and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly. In addition, significant uncertainty surrounds the proposed introduction of the euro (a common currency for the European Union) in January 1999 and its effect on the value of securities denominated in local European currencies. These and other currencies in which the Funds' assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

   CONCENTRATION RISKS

     THE ASIA-PACIFIC REGION. Certain Asia-Pacific countries in which Ivy Asia Pacific Fund is likely to invest are developing countries, and may be in the initial stages of their industrialization cycle. The economic structures of developing countries generally are less diverse and mature than in the United States, and their political systems may be relatively unstable. Historically, markets of developing countries have been more volatile than the markets of developed countries, yet such markets often have provided higher rates of return to investors.

     Investing in securities of issuers in Asia-Pacific countries involves certain considerations not typically associated with investing in securities issued in the United States or in other developed countries, including (i) restrictions on foreign investment and on repatriation of capital invested in Asian countries, (ii) currency fluctuations, (iii) the cost of converting foreign currency into United States dollars, (iv) potential price volatility and lesser liquidity of shares traded on Asia-Pacific securities markets and (v) political and economic risks, including the risk of nationalization or expropriation of assets and the risk of war.

     Certain Asia-Pacific countries may be more vulnerable to the ebb and flow of international trade and to trade barriers and other protectionist or retaliatory measures. Investments in countries that have recently opened their capital markets and that appear to have relaxed their central planning requirement, as well as in countries that have privatized some of their state-owned industries, should be regarded as speculative.

     The settlement period of securities transactions in foreign markets in general may be longer than in domestic markets, and such delays may be of particular concern in developing countries.

For example, the possibility of political upheaval and the dependence on foreign economic assistance may be greater in developing countries than in developed countries, either one of which may increase settlement delays.

     Securities exchanges, issuers and broker-dealers in some Asia-Pacific countries are subject to less regulatory scrutiny than in the United States. In addition, due to the limited size of the markets for Asia-Pacific securities, the prices for such securities may be more vulnerable to adverse publicity, investors' perceptions or traders' positions or strategies, which could cause a decrease not only in the value but also in the liquidity of the Fund's investments.

     THE CHINA REGION. Investors in Ivy China Region Fund should be aware that many of the China Region countries in which the Fund is likely to invest may be subject to a greater degree of economic, political and social instability than is the case in the United States or other developed countries. Among the factors causing this instability are (i) authoritarian governments or military involvement in political and economic decision making, (ii) popular unrest associated with demands for improved political, economic and social conditions, (iii) internal insurgencies, (iv) hostile relations with neighboring countries, (v) ethnic, religious and racial disaffection, and
(vi) changes in trading status, any one of which could disrupt the principal financial markets in which the Ivy China Region Fund invests and adversely affect the value of its assets.

     China Region countries tend to be heavily dependent on international trade, as a result of which their markets are highly sensitive to protective trade barriers and the economic conditions of their principal trading partners (i.e., the United States, Japan and Western European countries). Protectionist trade legislation, reduction of foreign investment in China Region economies and general declines in the international securities markets could have a significant adverse effect on the China Region securities markets. In addition, certain China Region countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. There is a heightened risk in these countries that such adverse actions might be repeated.

     To the extent that any China Region country experiences rapid increases in its money supply or investment in equity securities for speculative purposes, the equity securities traded in such countries may trade at price-earning multiples higher than those of comparable companies trading on securities markets in the United States, which may not be sustainable. Finally, restriction on foreign investment exists to varying degrees in some China Region countries. Where such restrictions apply, investments may be limited and may increase the Fund's expenses. See also "Selected Economic and Market Data for Asia Pacific and China Region Countries" in Appendix B to this SAI.

     CANADIAN SECURITIES. Ivy Canada Fund invests primarily in Canadian securities. The Canadian securities market is among the largest in the world. Equity securities are traded primarily on the country's five independent regional stock exchanges: The Toronto Stock Exchange ("TSE"), the Montreal Exchange ("ME"), the Vancouver Stock Exchange ("VSE"), the Alberta Stock Exchange and the Winnipeg Stock Exchange. The TSE, which is the largest regional exchange, had a total market capitalization of $1190.8 billion as of November 1996 and its 1,304 listed companies had a November 1996 trading volume of 2,610,118,602 shares. A small percentage of Canadian stocks are traded on the unlisted or OTC market. In contrast, almost all debt securities are traded on the OTC. Interlisting is common among the Canadian and U.S. stock exchanges and the OTC markets. In addition, the TSE, the American Stock Exchange and the Midwest Stock Exchange are electronically linked to permit the order routing of interlisted securities on those stock exchanges. The ME and the Boston Stock Exchange are similarly linked. Ivy Canada Fund invests less than 1% of its assets in securities listed solely on the VSE.

     The economy of Canada is strongly influenced by the activities of companies and industries involved in the production and processing of natural resources. The companies may include those involved in the energy industry, industrial materials (chemicals, base metals, timber and paper) and agricultural materials (grain cereals). The securities of companies in the energy industry are subject to changes in value and dividend yield, which depend, to a large extent, on the price and supply of energy fuels. Rapid price and supply fluctuations may be caused by events relating to international politics, energy conservation and the success of exploration projects. Economic prospects are changing due to recent government attempts to reduce restrictions against foreign investment.

     Many factors, including social, environmental and economic conditions, that are not within the control of Canada affect and could have an adverse impact on the financial condition of Canada. IMI is unable to predict what effect, if any, such factors would have on instruments held in a Fund's portfolio.

     Beginning in January of 1989 the U.S. - Canada Free Trade Agreement will be phased in over a period of 10 years. This agreement will remove tariffs on U.S. technology and Canadian agricultural products in addition to removing trade barriers affecting other important sectors of each country's economy. Additionally, the implementation of the North American Free Trade Agreement in January 1994 is expected over time to lead to increased trade and reduced barriers between Canada and the United States.

     Canada is one of the world's leading industrial countries, as well as a major exporter of agricultural products. Canada is rich in natural resources such as zinc, uranium, nickel, gold, silver, aluminum, iron and copper. Forest covers over 44% of land area, making Canada a leading world producer of newsprint.

     Canada is also a major producer of hydroelectricity, oil and gas. The business activities of companies in the energy field may include the production, generation, transmission, marketing, control or measurement of energy or energy fuels.

     Canadian securities exchanges are self-regulatory agencies that are recognized by the securities administrators of the province in which the exchange is located. The largest, most active Canadian exchange is the TSE, which is a self-regulated agency recognized by the Ontario Securities Commission. Canadian securities regulation differs in certain respects from United States securities regulation. For example, the amount of information available concerning companies that have securities traded on Canadian exchanges and do not have securities traded on an exchange in the United States is generally less than that available concerning companies which have securities traded on United States exchanges. See "Risk Factors and Investment Techniques" in the Prospectus for a discussion of the risks associated with investing in the securities of foreign companies.

     NATURAL RESOURCES AND PHYSICAL COMMODITIES. Since Ivy Global Natural Resources Fund normally invests a substantial portion of its assets in securities of companies engaged in natural resources activities, the Fund may be subject to greater risks and market fluctuations than funds with more diversified portfolios. The value of the Fund's securities will fluctuate in response to market conditions generally, and will be particularly sensitive to the markets for those natural resources in which a particular issuer is involved. The values of natural resources may also fluctuate directly with respect to real and perceived inflationary trends and various political developments. In selecting the Fund's portfolio of investments, MFC will consider each company's ability to create new products, secure any necessary regulatory approvals, and generate sufficient customer demand. A company's failure to perform well in any one of these areas, however, could cause its stock to decline sharply.

     Natural resource industries throughout the world may be subject to greater political, environmental and other governmental regulation than many other industries. Changes in governmental policies and the need for regulatory approvals may have an adverse effect on the products and services of natural resources companies. For example, the exploration, development and distribution of coal, oil and gas in the United States are subject to significant Federal and state regulation, which may affect rates of return on such investments and the kinds of services that may be offered to companies in those industries.
In addition, many natural resource companies have been subject to significant costs associated with compliance with environmental and other safety regulations. Such regulations may also hamper the development of new technologies. The direction, type or effect of any future regulations affecting natural resource industries are virtually impossible to predict.

     Ivy Global Natural Resources Fund's investments in precious metals (such as gold) and other physical commodities are considered speculative and subject to special risk considerations, including substantial price fluctuations over short periods of time. On the other hand, investments in precious metals coins or bullion could help to moderate fluctuations in the value of the Fund's portfolio, since the prices of precious metals have at times tended not to fluctuate as widely as shares of issuers engaged in the mining of precious metals. Because precious metals and other commodities do not generate investment income, however, the return on such investments will be derived solely from the appreciation and depreciation on such investments. The Fund may also incur storage and other costs relating to its investments in precious metals and other commodities, which may, under certain circumstances, exceed custodial and brokerage costs associated with investments in other types of securities. When the Fund purchases a precious metal, MFC currently intends that it will only be in a form that is readily marketable. Under current U.S. tax law, the Ivy Global Natural Resources Fund may not receive more than 10% of its yearly income from gains resulting from selling precious metals or any other physical commodity. Accordingly, the Fund may be required to hold its precious metals or sell them at a loss, or to sell its portfolio securities at a gain, when for investment reasons it would not otherwise do so.

     SOUTH AMERICAN SECURITIES. Investors in Ivy South America Fund should be aware that investing in the securities of South American issuers may entail risks relating to the potential political and economic instability of certain South American countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of expropriation, nationalization or other confiscation by any country, a Fund could lose its entire investment in any such country.

     The securities markets of South American countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

     The limited size of many South American securities markets
and limited trading volume in the securities of   South American
issuers compared to volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

      Ivy South America Fund invests in securities denominated in currencies of South American countries. Accordingly, changes in the value of these currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of the Fund's assets denominated in those currencies.

     Some South American countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain South American countries may restrict the free conversion of their currencies into other countries. Further, certain South American currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Fund's portfolio securities are denominated may have a detrimental impact on that Fund's net asset value.

     The economies of individual South American countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Certain South American countries have experienced high levels of inflation which can have a debilitating effect on the economy.
Furthermore, certain South American countries may impose withholding taxes on dividends payable to a Fund at a higher rate than those imposed by other foreign countries. This may reduce the Fund's investment income available for distribution to shareholders.

     Certain South American countries such as Argentina, Brazil and Mexico are among the world's largest debtors to commercial banks and foreign governments. At times, certain South American countries have declared moratoria on the payment of principal and/or interest on outstanding debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt.

     Holders of sovereign debt, may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

     Governments of many South American countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in those countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments, such as military coups, have occurred in the past and could also adversely affect a Fund's investments in this region.

     Changes in political leadership, the implementation of market oriented economic policies, such as privatization, trade reform and fiscal and monetary reform are among the recent steps taken to renew economic growth. External debt is being restructured and flight capital (domestic capital that has left home country) has begun to return. Inflation control efforts
have also been implemented.   South American equity markets can
be extremely volatile and in the past have shown little correlation with the U.S. market. Currencies are typically weak, but most are now relatively free floating, and it is not unusual for the currencies to undergo wide fluctuations in value over short periods of time due to changes in the market.

ILLIQUID SECURITIES

     A Fund may purchase securities other than in the open market. While such purchases may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities" or "not readily marketable" (i.e., they cannot be sold to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"), or the availability of an exemption from registration (such as Rule 144A) or because they are subject to other legal or contractual delays in or restrictions on resale). This investment practice, therefore, could have the effect of increasing the level of illiquidity of a Fund. It is a Fund's policy that illiquid securities (including repurchase agreements of more than seven days duration, certain restricted securities, and other securities which are not readily marketable) may not constitute, at the time of purchase, more than 15% of the value of the Fund's net assets. The Trust's Board of Trustees has approved guidelines for use by IMI in determining whether a security is illiquid.

     Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the 1933 Act. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. If adverse market conditions were to develop during the period between a Fund's decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. Where a registration statement is required for the resale of restricted securities, a Fund may be required to bear all or part of the registration expenses. A Fund may be deemed to be an "underwriter" for purposes of the 1933 Act when selling restricted securities to the public and, in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

     Since it is not possible to predict with assurance that the market for securities eligible for resale under Rule 144A will continue to be liquid, IMI will monitor such restricted securities subject to the supervision of the Board of Trustees. Among the factors IMI may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer).

REAL ESTATE INVESTMENT TRUSTS (REITS)

     A REIT is a corporation, trust or association that invests in real estate mortgages or equities for the benefit of its investors. REITs are dependent upon management skill, may not be diversified and are subject to the risks of financing projects. Such entities are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

REPURCHASE AGREEMENTS

     Repurchase agreements are contracts under which a Fund buys a money market instrument and obtains a simultaneous commitment from the seller to repurchase the instrument at a specified time and at an agreed-upon yield. Under guidelines approved by the Board, a Fund is permitted to enter into repurchase agreements only if the repurchase agreements are at least fully collateralized with U.S. Government securities or other securities that IMI has approved for use as collateral for repurchase agreements and the collateral must be marked-to-market daily. A Fund will enter into repurchase agreements only with banks and broker-dealers deemed to be creditworthy by its Adviser under the above-referenced guidelines. In the unlikely event of failure of the executing bank or broker-dealer, a Fund could experience some delay in obtaining direct ownership of the underlying collateral and might incur a loss if the value of the security should decline, as well as costs in disposing of the security.

SMALL COMPANIES

     Investing in smaller company stocks involves certain special considerations and risks that are not usually associated with investing in larger, more established companies. For example, the securities of small or new companies may be subject to more abrupt or erratic market movements because they tend to be thinly traded and are subject to a greater degree to changes in the issuer's earnings and prospects. Small companies also tend to have limited product lines, markets or financial resources. Transaction costs in smaller company stocks also may be higher than those of larger companies.

WARRANTS

     The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. However, prices of warrants do not necessarily move in a tandem with the prices of the underlying securities, and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a Fund were not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant.

OPTIONS TRANSACTIONS

     IN GENERAL. A Fund may engage in transactions in options on securities and stock indices in accordance with its stated investment objective and policies. A Fund may also purchase put options on securities and may purchase and sell (write) put and call options on stock indices. Options on securities and stock indices purchased or written by a Fund will be limited to options traded on national securities exchanges, boards of trade or similar entities, or in the OTC markets.

     A call option is a short-term contract (having a duration of less than one year) pursuant to which the purchaser, in return for the premium paid, has the right to buy the security underlying the option at the specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. A put option is a similar contract pursuant to which the purchaser, in return for the premium paid, has the right to sell the security underlying the option at the specified exercise price at any time during the term of the option. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option, to buy the underlying security at the exercise price. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the time remaining to expiration of the option, supply and demand, and interest rates.

     If the writer of an option wishes to terminate the obligation, the writer may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the Options Clearing Corporation. However, a writer may not effect a closing purchase transaction after it has been notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate his or her position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected at any particular time or at any acceptable price. If any call or put option is not exercised or sold, it will become worthless on its expiration date.

     A Fund will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put previously written by the Fund if the premium, plus commission costs, paid by the Fund to purchase the call or the put is less (or greater) than the premium, less commission costs, received by the Fund on the sale of the call or the put. A gain also will be realized if a call or a put that a Fund has written lapses unexercised, because the Fund would retain the premium. Any such gains (or losses) are considered short-term capital gains (or losses) for Federal income tax purposes. Net short-term capital gains, when distributed by a Fund, are taxable as ordinary income. See "Taxation."

     A Fund will realize a gain (or a loss) on a closing sale transaction with respect to a call or a put previously purchased by the Fund if the premium, less commission costs, received by the Fund on the sale of the call or the put is greater (or less) than the premium, plus commission costs, paid by the Fund to purchase the call or the put. If a put or a call expires unexercised, it will become worthless on the expiration date, and a Fund will realize a loss in the amount of the premium paid, plus commission costs. Any such gain or loss will be long-term or short-term gain or loss, depending upon a Fund's holding period for the option.

     Exchange-traded options generally have standardized terms and are issued by a regulated clearing organization (such as the Options Clearing Corporation), which, in effect, guarantees the completion of every exchange-traded option transaction. In contrast, the terms of OTC options are negotiated by a Fund and its counterparty (usually a securities dealer or a financial institution) with no clearing organization guarantee. When a Fund purchases an OTC option, it relies on the party from whom it has purchased the option (the "counterparty") to make delivery of the instrument underlying the option. If the counterparty fails to do so, a Fund will lose any premium paid for the option, as well as any expected benefit of the transaction. Accordingly, IMI will assess the creditworthiness of each counterparty to determine the likelihood that the terms of the OTC option will be satisfied.

     WRITING OPTIONS ON INDIVIDUAL SECURITIES.  A Fund may write
(sell) covered call options on the Fund's securities in an attempt to realize a greater current return than would be realized on the securities alone. A Fund may also write covered call options to hedge a possible stock or bond market decline (only to the extent of the premium paid to the Fund for the options). In view of the investment objectives of a Fund, the Fund generally would write call options only in circumstances where the investment adviser to the Fund does not anticipate significant appreciation of the underlying security in the near future or has otherwise determined to dispose of the security.

     A Fund may write covered call options as described in the Fund's Prospectus. A "covered" call option means generally that so long as the Fund is obligated as the writer of a call option, the Fund will (i) own the underlying securities subject to the option, or (ii) have the right to acquire the underlying securities through immediate conversion or exchange of convertible preferred stocks or convertible debt securities owned by the Fund. Although a Fund receives premium income from these activities, any appreciation realized on an underlying security will be limited by the terms of the call option. A Fund may purchase call options on individual securities only to effect a "closing purchase transaction."

     As the writer of a call option, a Fund receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period, if the option is exercised. So long as a Fund remains obligated as a writer of a call option, it forgoes the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such a profit (and retains the risk of loss should the value of the underlying security decline).

     PURCHASING OPTIONS ON INDIVIDUAL SECURITIES. A Fund may purchase a put option on an underlying security owned by the Fund as a defensive technique in order to protect against an anticipated decline in the value of the security. A Fund, as the holder of the put option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that a Fund must pay. These costs will reduce any profit a Fund might have realized had it sold the underlying security instead of buying the put option. The premium paid for the put option would reduce any capital gain otherwise available for distribution when the security is eventually sold. The purchase of put options will not be used by a Fund for leveraging purposes.

     A Fund may also purchase a put option on an underlying security that it owns and at the same time write a call option on the same security with the same exercise price and expiration date. Depending on whether the underlying security appreciates or depreciates in value, a Fund would sell the underlying security for the exercise price either upon exercise of the call option it has written or by exercising the put option it holds.
A Fund would enter into such transactions in order to profit from the difference between the premium received by the Fund for the writing of the call option and the premium paid by the Fund for the purchase of the put option, thereby increasing the Fund's current return. A Fund may write (sell) put options on individual securities only to effect a "closing sale transaction."

     PURCHASING AND WRITING OPTIONS ON SECURITIES INDICES. A Fund may purchase and sell (write) put and call options on securities indices. An index assigns relative values to the securities included in the index and the index fluctuates with changes in the market values of the securities so included. Options on indices are similar to options on individual securities, except that, rather than giving the purchaser the right to take delivery of an individual security at a specified price, they give the purchaser the right to receive cash. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars, times a specified multiple (the "multiplier"). The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

     The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices have different multipliers.

     When a Fund writes a call or put option on a stock index, the option is "covered", in the case of a call, or "secured", in the case of a put, if the Fund maintains in a segregated account with the Custodian cash or liquid securities equal to the contract value. A call option is also covered if a Fund holds a call on the same index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written, provided that the Fund maintains in a segregated account with the Custodian the difference in cash or liquid securities. A put option is also "secured" if a Fund holds a put on the same index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written or (ii) less than the exercise price of the put written, provided that the Fund maintains in a segregated account with the Custodian the difference in cash or liquid securities.

     RISKS OF OPTIONS TRANSACTIONS. The purchase and writing of options involves certain special risks. During the option period, the covered call writer, in return for the premium on the option, has given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities (or cash in the case of an index option) at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security (or index), in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, a Fund will lose its entire investment in the option. Also, where a put or call option on a particular security (or index) is purchased to hedge against price movements in a related security (or securities), the price of the put or call option may move more or less than the price of the related security (or securities). In this regard, there are differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective.

     There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position. Finally, trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange. Closing transactions can be made for OTC options only by negotiating directly with the counterparty or by a transaction in the secondary market, if any such market exists.

There is no assurance that a Fund will be able to close out an OTC option position at a favorable price prior to its expiration.

In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration. Although a Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, the Fund may experience losses in some cases as a result of such inability.

     A Fund's options activities may impact the level of its portfolio turnover and brokerage commissions. See "Portfolio
Turnover."

     A Fund's success in using options techniques depends, among other things, on the Advisor's ability to predict accurately the direction and volatility of price movements in the options and securities markets, and to select the proper type, time and duration of options.

FUTURES CONTRACTS

     IN GENERAL. A Fund may enter into futures contracts for hedging purposes. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a commodity at a specified price and time. When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its Custodian (or broker, if legally permitted) in a segregated account a specified amount of cash or liquid securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark-to-market its open futures position.

     Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery of offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, a Fund generally realizes a capital gain, or if it is more, the Fund generally realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund generally realizes a capital gain, or if it is less, the Fund generally realizes a capital loss. The transaction costs must also be included in these calculations. When purchasing a futures contract, a Fund will maintain with its Custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with a futures commission merchant ("FCM") as margin, are equal to the market value of the futures contract.

     When selling a futures contact, a Fund will maintain with its Custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may "cover" its position by owning the instruments underlying the contract.

     A Fund will only enter into futures contracts which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity or quoted on an automated quotation system. A Fund will not enter into a futures contract if, immediately thereafter, the aggregate initial margin deposits for futures contracts held by the Fund plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," would exceed 5% of the liquidation value of the Fund's portfolio (or the Fund's net asset value), after taking into account unrealized profits and unrealized losses on any such contracts the Fund has entered into.

     FOREIGN CURRENCY FUTURES CONTRACTS AND RELATED OPTIONS. A Fund may engage in foreign currency futures contracts and related options transactions for hedging purposes. A foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a foreign currency at a specified price and time.

     An option on a foreign currency futures contract gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon the exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

     A Fund may purchase call and put options on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which portfolio securities of the Fund may be denominated. A call option on a foreign currency gives the buyer the right to buy, and a put option the right to sell, a certain amount of foreign currency at a specified price during a fixed period of time. The Fund may invest in options on foreign currency which are either listed on a domestic securities exchange or traded on a recognized foreign exchange.

     In those situations where foreign currency options may not be readily purchased (or where such options may be deemed illiquid) in the currency in which the hedge is desired, the hedge may be obtained by purchasing an option on a "surrogate" currency (i.e., a currency where there is tangible evidence of a direct correlation in the trading value of the two currencies).
A surrogate currency's exchange rate movements parallel that of the primary currency. Surrogate currencies are used to hedge an illiquid currency risk, when no liquid hedge instruments exist in world currency markets for the primary currency.

     A Fund will only enter into currency futures contracts and futures options that are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity or quoted on an automated quotation system. A Fund will not enter into a futures contract or purchase an option thereon if, immediately thereafter, the aggregate initial margin deposits for futures contracts held by the Fund plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," would exceed 5% of the liquidation value of the Fund's portfolio (or the Fund's net asset value), after taking into account unrealized profits and unrealized losses on any such contracts the Fund has entered into. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in the money" if the exercise price exceeds the value of the futures contract that is the subject of the option. For additional information about margin deposits required with respect to futures contracts and options thereon, see "Futures Contracts and Options on Futures Contracts."

     RISKS ASSOCIATED WITH FUTURES AND RELATED OPTIONS. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in a Fund's portfolio securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

     There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.

     Currency futures contracts and options thereon may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such position also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

STOCK INDEX FUTURES CONTRACTS

     A Fund may enter into stock (or "securities") index futures contracts as an efficient means of regulating the Fund's exposure to the equity markets. A Fund will not engage in transactions in futures contracts for speculation but only as a hedge against changes resulting from market conditions in the values of securities held in the Fund's portfolio or which it intends to purchase.

     An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. The value of a unit is the current value of the stock index. For example, the S&P 500 Index is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange (the "Exchange"). The S&P 500 Index assigns relative weightings to the 500 common stocks included in the Index, and the Index fluctuates with changes in the market values of the shares of those common stocks. In the case of the S&P 500 Index, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 Index were $150, one contract would be worth $75,000 (500 units x $150). The index futures contract specifies that no delivery of the actual securities making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 500 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, a Fund will gain $2,000 (500 units x gain of $4). If a Fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will lose $2,000 (500 units x loss of $4).

     RISKS OF SECURITIES INDEX FUTURES. A Fund's success in using hedging techniques depends, among other things, on IMI's ability to predict correctly the direction and volatility of price movements in the futures and options markets as well as in the securities markets and to select the proper type, time and duration of hedges. The skills necessary for successful use of hedges are different from those used in the selection of individual stocks.

     A Fund's ability to hedge effectively all or a portion of its securities through transactions in index futures (and therefore the extent of its gain or loss on such transactions) depends on the degree to which price movements in the underlying index correlate with price movements in the Fund's securities. Insofar as such securities do not duplicate the components of an index, the correlation probably will not be perfect. Consequently, a Fund will bear the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. This risk will increase as the composition of a Fund's portfolio diverges from the composition of the hedging instrument.

     Although a Fund intends to establish positions in these instruments only when there appears to be an active market, there is no assurance that a liquid market will exist at a time when the Fund seeks to close a particular option or futures position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers. In addition, the futures exchanges may suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange. In some cases, a Fund may experience losses as a result of its inability to close out a position, and it may have to liquidate other investments to meet its cash needs.

     Although some index futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, a Fund generally realizes a capital gain, or if it is more, the Fund generally realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund generally realizes a capital gain, or if it is less, the Fund generally realizes a capital loss. The transaction costs must also be included in these calculations.

     A Fund will only enter into index futures contracts or futures options that are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. A Fund will use futures contracts and related options only for "bona fide hedging" purposes, as such term is defined in applicable regulations of the CFTC.

     When purchasing an index futures contract, a Fund will maintain with its Custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with a futures commission merchant ("FCM") as margin, are equal to the market value of the futures contract. Alternatively, a Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by a Fund.

     When selling an index futures contract, a Fund will maintain with its Custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting a Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in cash or liquid assets with the Fund's Custodian in a segregated account).

COMBINED TRANSACTIONS

     A Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and some combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single transaction, as part of a single or combined strategy when, in the opinion of IMI, it is in the best interests of a Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on IMI's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the management objective.

                     INVESTMENT RESTRICTIONS

     A Fund's investment objective, as set forth in the Prospectus under "Investment Objectives and Policies," and the investment restrictions set forth below are fundamental policies of the Fund and may not be changed with respect to that Fund without the approval of a majority (as defined in the 1940 Act) of the outstanding voting shares of that Fund. Under these restrictions, each of Ivy Asia Pacific Fund, Ivy China Region Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy International Fund II, Ivy International Fund, Ivy International Small Companies Fund, Ivy South America Fund, Ivy Developing Nations Fund and Ivy Pan-Europe Fund may not:

     (i) make an investment in securities of companies in any one industry (except obligations of domestic banks or the U.S. Government, its agencies, authorities, or instrumentalities) if such investment would cause investments in such industry to exceed 25% of the market value of the Fund's total assets at the time of such investment; or

     (ii) issue senior securities, except as appropriate to evidence indebtedness which it is permitted to incur, and except to the extent that shares of the separate classes or series of the Trust may be deemed to be senior securities; provided that collateral arrangements with respect to currency-related contracts, futures contracts, options or other permitted investments, including deposits of initial and variation margin, are not considered to be the issuance of senior securities for purposes of this restriction.

   Further, as a matter of fundamental policy, each of Ivy Asia Pacific Fund, Ivy Canada Fund, Ivy China Region Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy International Small Companies Fund, Ivy Developing Nations Fund and Ivy Pan-Europe Fund may not:

     (i) purchase securities of any one issuer (except U.S. Government securities) if as a result more than 5% of the Fund's total assets would be invested in such issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer; provided, however, that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations.

     Further, as a matter of fundamental policy, each of Ivy Asia
Pacific Fund, Ivy China Region Fund, Ivy International Fund II,
Ivy International Fund, Ivy South America Fund and Ivy Developing
Nations Fund may not:

     (i) participate in an underwriting or selling group in connection with the public distribution of securities except for its own capital stock.

     Further, as a matter of fundamental policy, each of Ivy
China Region Fund, Ivy Global Science & Technology Fund, Ivy
International Fund, Ivy South America Fund and Ivy Developing
Nations Fund may not:

     (i)  purchase securities on margin.

     Further, as a matter of fundamental policy, each of Ivy
China Region Fund, Ivy Global Science & Technology Fund, Ivy
International Fund II, Ivy International Fund, Ivy South America
Fund and Ivy Developing Nations Fund may not:

     (i) purchase from or sell to any of its officers or trustees, or firms of which any of them are members or which they control, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions to the extent permitted by the Investment Company Act of 1940.

Further, as a matter of fundamental policy, Ivy Asia Pacific
Fund, Ivy Canada Fund, Ivy Global Fund, Ivy Global Natural
Resources Fund, Ivy International Fund II, Ivy International
Small Companies Fund and Ivy Pan-Europe Fund may not:

     (i) Purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions, but Ivy Asia Pacific Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy International Fund II, Ivy International Small Companies Fund and Ivy Pan-Europe Fund may make margin deposits in connection with transactions in options, futures and options on futures; or

     (ii) Make loans, except this restriction shall not prohibit
          (a) the purchase and holding of a portion of an issue of publicly distributed debt securities, (b) the entry into repurchase agreements with banks or broker-dealers, or, with respect to Ivy Asia Pacific Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy International Fund II, Ivy International Small Companies Fund and Ivy Pan-Europe Fund, (c) the lending of the Fund's portfolio securities in accordance with applicable guidelines established by the Securities and Exchange Commission (the "SEC") and any guidelines established by the Trust's Trustees.

Further, as a matter of fundamental policy, Ivy Canada Fund, Ivy
Global Fund, Ivy Global Natural Resources Fund, Ivy International
Small Companies Fund and Ivy Pan-Europe Fund may not:

     (i) Make investments in securities for the purpose of exercising control over or management of the issuer; or

     (ii) Act as an underwriter of securities, except to the extent that, in connection with the sale of securities, it may be deemed to be an underwriter under applicable securities laws.

Further, as a matter of fundamental policy, each of Ivy Asia Pacific Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy International Fund II, Ivy International Small Companies Fund and Ivy Pan-Europe Fund may not:

     (i) borrow money, except as a temporary measure for extraordinary or emergency purposes, and provided that the Fund maintains asset coverage of 300% for all borrowings.

Further, as a matter of fundamental policy, Ivy Asia Pacific
Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy
International Small Companies Fund and Ivy Pan-Europe may not:

     (i) Invest in real estate, real estate mortgage loans, commodities or interests in oil, gas and/or mineral exploration or development programs, although (a) the Fund may purchase and sell marketable securities of issuers which are secured by real estate, (b) the Fund may purchase and sell securities of issuers which invest or deal in real estate, (c) the Fund may enter into forward foreign currency contracts as described in the Fund's prospectus, and (d) the Fund may write or buy puts, calls, straddles or spreads and may invest in commodity futures contracts and options on futures contracts.

     Further, as a matter of fundamental policy, each of Ivy
China Region Fund, Ivy International Fund II, Ivy International
Fund, Ivy South America Fund and Ivy Developing Nations Fund may not:

     (i) purchase or sell real estate or commodities and commodity contracts.

     Each of Ivy China Region Fund, Ivy International Fund II, Ivy International Fund, Ivy South America Fund and Ivy Developing Nations Fund will continue to interpret fundamental investment restriction (i) above to prohibit investment in real estate limited partnership interests; this restriction shall not, however, prohibit investment in readily marketable securities of companies that invest in real estate or interests therein, including real estate investment trusts.

     Further, as a matter of fundamental policy, each of Ivy
China Region Fund, Ivy International Fund, Ivy South America Fund and Ivy Developing Nations Fund may not:

     (i)  sell securities short.

     Further, as a matter of fundamental policy, each of Ivy Asia Pacific Fund, Ivy China Region Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy International Small Companies Fund, Ivy South America Fund and Ivy Developing Nations Fund may not:

     (i) lend any funds or other assets, except that this restriction shall not prohibit (a) the entry into repurchase agreements, (b) the purchase of publicly distributed bonds, debentures and other securities of a similar type, or privately placed municipal or corporate bonds, debentures and other securities of a type customarily purchased by institutional investors or publicly traded in the securities markets, or (c) the lending of portfolio securities (provided that the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents maintained on a daily marked-to-market basis in an amount at least equal to the market value of the securities loaned).

   Further, as a matter of fundamental policy, each of Ivy South
America Fund and Ivy Developing Nations Fund may not:

     (i) borrow money, except for temporary or emergency purposes; provided that the Fund maintains asset coverage of 300% for all borrowings.

Further, as a matter of fundamental policy, each of Ivy China
Region Fund and Ivy International Fund may not:

     (i) borrow money, except for temporary purposes where investment transactions might advantageously require it. Any such loan may not be for a period in excess of 60 days, and the aggregate amount of all outstanding loans may not at any time exceed 10% of the value of the total assets of the Fund at the time any such loan is made.

Further, as a matter of fundamental policy, Ivy Canada Fund and Ivy Global Fund may not:

     (i) Participate on a joint or a joint and several basis in any trading account in securities. The "bunching" of orders of the Fund and of other accounts under the investment management of the Manager (in the case of Ivy Global Fund) or the investment adviser, Mackenzie Financial Corporation (the "Investment Adviser") (in the case of Ivy Canada Fund) for the sale or purchase of portfolio securities shall not be considered participation in a joint securities trading account;

     (ii) Borrow amounts in excess of 10% of its total assets, taken at the lower of cost or market value, and then only from banks as a temporary measure for extraordinary or emergency purposes. All borrowings will be repaid before any additional investments are made;

     (iii) Purchase the securities of issuers conducting their principal business activities in the same industry if immediately after such purchase the value of the Fund's investments in such industry would exceed 25% of the value of the total assets of the Fund;

     (iv) Purchase any security if, as a result, the Fund would then have more than 5% of its total assets (taken at current value) invested in securities restricted as to disposition under the Federal securities laws; or

     (v) Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with any repurchase agreement or any permitted borrowing.

Further, as a matter of fundamental policy, Ivy Canada Fund may not:

     (i) Write or buy puts, calls, straddles or spreads; invest in real estate, real estate mortgage loans, commodities, commodity futures contracts or interests in oil, gas and/or mineral exploration or development programs, although (a) the Fund may purchase and sell marketable securities of issuers which are secured by real estate, (b) the Fund may purchase and sell securities of issuers which invest or deal in real estate, and (c) the Fund may enter into forward foreign currency contracts as described in the Fund's prospectus.

Further, as a matter of fundamental policy, Ivy Global Fund may not:

     (i) purchase securities of another investment company, except in connection with a merger, consolidation, reorganization or acquisition of assets, and except that the Fund may invest in securities of other investment companies subject to the restrictions in
          Section 12(d)(1) of the Investment Company Act of 1940
          (the "1940 Act").

Further, as a matter of fundamental policy, Ivy Global Science &
Technology Fund may not:

     (i) participate in an underwriting or selling group in connection with the public distribution of securities, except for its own capital stock, and except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the Federal securities laws;

     (ii) purchase or sell real estate or commodities and commodity contracts; provided, however, that the Fund may purchase securities secured by real estate or interests therein, or securities issued by companies that invest in real estate or interests therein, and except that, subject to the policies and restrictions set forth in the Prospectus and elsewhere in this SAI,
          (i) the Fund may enter into futures contracts, and options thereon, and (ii) the Fund may enter into forward foreign currency contracts and currency futures contracts, and options thereon; or

     (iii)     sell securities short, except for short sales
               "against the box."

Further, as a matter of fundamental policy, Ivy International
Fund II and Ivy International Fund may not:

     (i) invest more than 5% of the value of its total assets in the securities of any one issuer (except obligations of domestic banks or the U.S. Government, its agencies, authorities and instrumentalities); or

     (ii) purchase the securities of any other open-end investment company, except as part of a plan of merger or consolidation.

     Further, as a matter of fundamental policy, Ivy
International Fund may not:

     (i) lend any funds or other assets, except that this restriction shall not prohibit (a) the entry into repurchase agreements or (b) the purchase of publicly distributed bonds, debentures and other securities of a similar type, or privately placed municipal or corporate bonds, debentures and other securities of a type customarily purchased by institutional investors or publicly traded in the securities markets.

     Under the 1940 Act, a Fund is permitted, subject to each Fund's investment restrictions, to borrow money only from banks.
The Trust has no current intention of borrowing amounts in excess of 5% of each of the Fund's assets.

                     ADDITIONAL RESTRICTIONS

     Unless otherwise indicated, each Fund has adopted the following additional restrictions, which are not fundamental and which may be changed without shareholder approval, to the extent permitted by applicable law, regulation or regulatory policy. Under these restrictions, each of Ivy Asia Pacific Fund, Ivy China Region Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy International Small Companies Fund, Ivy South America Fund, Ivy Developing Nations Fund and Ivy Pan-Europe Fund may not:

     (i) invest more than 15% of its net assets taken at market value at the time of investment in "illiquid securities." Illiquid securities may include securities subject to legal or contractual restrictions on resale (including private placements), repurchase agreements maturing in more than seven days, certain options traded over the counter that the Fund has purchased, securities being used to cover certain options that a fund has written, securities for which market quotations are not readily available, or other securities which legally or in IMI's opinion, subject to the Board's supervision, may be deemed illiquid, but shall not include any instrument that, due to the existence of a trading market, to the Fund's compliance with certain conditions intended to provide liquidity, or to other factors, is liquid.

Further, as a matter of non-fundamental policy, each of Ivy Asia
Pacific Fund, Ivy China Region Fund, Ivy Global Science &
Technology Fund, Ivy International Fund II, Ivy International
Fund, Ivy South America Fund and Ivy Developing Nations Fund may not:

     (i) invest in oil, gas or other mineral leases or exploration or development programs.

   Further, as a matter of non-fundamental policy, each of Ivy Asia Pacific Fund, Ivy China Region Fund, Ivy Global Natural Resources Fund, Ivy International Small Companies Fund, Ivy South America Fund, Ivy Developing Nations Fund and Ivy Pan-Europe Fund may not:

     (i) purchase securities of other investment companies, except in connection with a merger, consolidation or sale of assets, and except that it may purchase shares of other investment companies subject to such restrictions as may be imposed by the Investment Company Act of 1940 and rules thereunder.

   Further, as a matter of non-fundamental policy, each of Ivy
China Region Fund, Ivy Global Science & Technology Fund, Ivy
International Fund II, Ivy International Fund, Ivy South America
Fund and Ivy Developing Nations Fund may not:

     (i) invest in companies for the purpose of exercising control of management; or

     (ii) invest more than 5% of its total assets in warrants, valued at the lower of cost or market, or more than 2% of its total assets in warrants, so valued, which are not listed on either the New York or American Stock Exchanges.

Further, as a matter of non-fundamental policy, each of Ivy
Canada Fund, Ivy Global Fund, Ivy Global Natural Resources Fund,
Ivy International Small Companies Fund and Ivy Pan-Europe Fund may not:

     (i) purchase or sell interests in oil, gas or mineral leases (other than securities of companies that invest in or sponsor such programs).

Further, as a matter of non-fundamental policy, each of Ivy
Canada Fund, Ivy Global Fund, Ivy International Small Companies
Fund and Ivy Pan-Europe Fund may not:

     (i) purchase or sell real estate limited partnership interests.

     Further, as a matter of non-fundamental policy, each of Ivy
Asia Pacific Fund, Ivy Global Natural Resources Fund, Ivy
International Fund II, Ivy International Small Companies Fund and
Ivy Pan-Europe Fund may not:

     (i) sell securities short, except for short sales "against the box."

     Further, as a matter of non-fundamental policy, each of Ivy
Asia Pacific Fund, Ivy Global Natural Resources Fund, Ivy
International Small Companies Fund and Ivy Pan-Europe Fund may not:

     (i) participate on a joint or a joint and several basis in any trading account in securities. The "bunching" of orders of the Fund and of other accounts under the investment management of the Fund's investment adviser, for the sale or purchase of portfolio securities shall not be considered participation in a joint securities trading account.

   Further, as a matter of non-fundamental policy, Ivy South
America Fund may not:

     (i) purchase or retain securities of an issuer if, with respect to 75% of the Fund's total assets, such purchase would result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

     In addition, pursuant to the requirements of the 1940 Act, Ivy International Fund, may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer.

     Whenever an investment objective, policy or restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall, unless otherwise indicated, apply to the particular Fund only at the time a transaction is entered into. Accordingly, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in the percentage which results from circumstances not involving any affirmative action by a Fund, such as a change in market conditions or a change in the Fund's asset level or other circumstances beyond the Fund's control, will not be considered a violation.

                ADDITIONAL RIGHTS AND PRIVILEGES

     The Trust offers and (except as noted below) bears the cost of providing to investors the following rights and privileges. The Trust reserves the right to amend or terminate any one or more of these rights and privileges. Notice of amendments to or terminations of rights and privileges will be provided to shareholders in accordance with applicable law.

     Certain of the rights and privileges described below refer to funds, other than the Funds, whose shares are also distributed by Ivy Mackenzie Distributors, Inc. ("IMDI"). These funds are:
Ivy Growth Fund, Ivy Growth with Income Fund, Ivy US Emerging Growth Fund, Ivy High Yield Fund, Ivy Bond Fund and Ivy Money Market Fund (the other six series of the Trust). Shareholders should obtain a current prospectus before exercising any right or privilege that may relate to these funds.

     Effective April 18, 1997, Ivy International Fund suspended the offer of its shares to new investors. Shares of Ivy International Fund are available for purchase only by existing shareholders of Ivy International Fund. Once a shareholder's account has been liquidated, the shareholder may not invest in Ivy International Fund at a later date.

AUTOMATIC INVESTMENT METHOD

     The Automatic Investment Method, which enables a Fund shareholder to have specified amounts automatically drawn each month from his or her bank for investment in Fund shares, is available for all classes of shares, except Class I. The minimum initial and subsequent investment under this method is $50 per month (except in the case of a tax qualified retirement plan for which the minimum initial and subsequent investment is $25 per month). A shareholder may terminate the Automatic Investment Method at any time upon delivery to Ivy Mackenzie Services Corp. ("IMSC") of telephone instructions or written notice. See "Automatic Investment Method" in the Prospectus. To begin the plan, complete Sections 6A and 7B of the Account Application.

EXCHANGE OF SHARES

     As described in the Prospectus, shareholders of each Fund have an exchange privilege with certain other Ivy funds (except Ivy International Fund unless they have an existing Ivy International Fund account). Before effecting an exchange, shareholders of each Fund should obtain and read the currently effective prospectus for the Ivy fund into which the exchange is to be made.

     INITIAL SALES CHARGE SHARES. Class A shareholders may exchange their Class A shares ("outstanding Class A shares") for Class A shares of another Ivy fund ("new Class A Shares") on the basis of the relative net asset value per Class A share, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A shares and the sales charge payable at the time of the exchange on the new Class A shares. (The additional sales charge will be waived for Class A shares that have been invested for a period of 12 months or longer.) Class A shareholders may also exchange their shares for shares of Ivy Money Market Fund (no initial sales charge will be assessed at the time of such an exchange).

     CONTINGENT DEFERRED SALES CHARGE SHARES. CLASS A: Class A shareholders may exchange their Class A shares that are subject to a contingent deferred sales charge ("CDSC"), as described in the Prospectus ("outstanding Class A shares"), for Class A shares of another Ivy fund ("new Class A shares") on the basis of the relative net asset value per Class A share, without the payment of any CDSC that would otherwise be due upon the redemption of the outstanding Class A shares. Class A shareholders of a Fund exercising the exchange privilege will continue to be subject to that Fund's CDSC period following an exchange if such period is longer than the CDSC period, if any, applicable to the new
Class A shares.

     For purposes of computing the CDSC that may be payable upon the redemption of the new Class A shares, the holding period of the outstanding Class A shares is "tacked" onto the holding period of the new Class A shares.

     CLASS B: Class B shareholders may exchange their Class B shares ("outstanding Class B shares") for Class B shares of another Ivy fund ("new Class B shares") on the basis of the relative net asset value per Class B share, without the payment of any CDSC that would otherwise be due upon the redemption of the outstanding Class B shares. Class B shareholders of a Fund exercising the exchange privilege will continue to be subject to that Fund's CDSC schedule (or period) following an exchange if such schedule is higher (or such period is longer) than the CDSC schedule (or period) applicable to the new Class B shares.

     Class B shares of a Fund acquired through an exchange of Class B shares of another Ivy fund will be subject to that Fund's CDSC schedule (or period) if such schedule is higher (or such period is longer) than the CDSC schedule (or period) applicable to the Ivy fund from which the exchange was made.



     For purposes of both the conversion feature and computing the CDSC that may be payable upon the redemption of the new
Class B shares (prior to conversion), the holding period of the outstanding Class B shares is "tacked" onto the holding period of the new Class B shares.



     The following CDSC table applies to Class B shares of Ivy Asia Pacific Fund, Ivy Bond Fund, Ivy Canada Fund, Ivy China Region Fund, Ivy US Emerging Growth Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy Growth Fund, Ivy Growth with Income Fund, Ivy High Yield Fund, Ivy International Fund, Ivy International Fund II, Ivy International Small Companies Fund, Ivy South America Fund, Ivy Developing Nations Fund and Ivy Pan-Europe Fund:



                                   CONTINGENT DEFERRED SALES
                                   CHARGE AS A PERCENTAGE OF
                                   DOLLAR AMOUNT SUBJECT TO
     YEAR SINCE PURCHASE           CHARGE

     First                                   5%
     Second                                  4%
     Third                                   3%
     Fourth                                  3%
     Fifth                                   2%
     Sixth                                   1%
     Seventh and thereafter                       0%





     CLASS C: Class C shareholders may exchange their Class C shares ("outstanding Class C shares") for Class C shares of another Ivy fund ("new Class C shares") on the basis of the relative net asset value per Class C share, without the payment of any CDSC that would otherwise be due upon redemption. (Class C shares are subject to a CDSC of 1% if redeemed within one year of the date of purchase.)/



     CLASS I: Subject to the restrictions set forth in the following paragraph, Class I shareholders may exchange their outstanding Class I shares for Class I shares of another Ivy fund on the basis of the relative net asset value per Class I share.



     ALL CLASSES: The minimum value of shares which may be exchanged into an Ivy fund in which shares are not already held is $1,000 ($5,000,000 in the case of Class I shares of Ivy Global Science & Technology Fund, Ivy International Fund, Ivy International Fund II and Ivy International Small Companies Fund (generally referred to herein as the "Class I Funds"), and $250,000 in the case of Ivy High Yield Fund and Ivy Bond Fund). No exchange out of the Fund (other than by a complete exchange of all Fund shares) may be made if it would reduce the shareholder's interest in the Fund to less than $1,000 ($250,000 in the case of Class I shares of the Fund).

     Each exchange will be made on the basis of the relative net asset values per share of each fund of Ivy Fund next computed following receipt by IMSC of telephone instructions by IMSC or a properly executed request. Exchanges, whether written or telephonic, must be received by IMSC by the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") (normally 4:00 p.m., eastern time) to receive the price computed on the day of receipt. Exchange requests received after that time will receive the price next determined following receipt of the request. The exchange privilege may be modified or terminated at any time, upon at least 60 days' notice to the extent required by applicable law. See "Redemptions."

     An exchange of shares between any of the Ivy funds will result in a taxable gain or loss. Generally, this will be a capital gain or loss (long-term or short-term, depending on the holding period of the shares) in the amount of the difference between the net asset value of the shares surrendered and the shareholder's tax basis for those shares. However, in certain circumstances, shareholders will be ineligible to take sales charges into account in computing taxable gain or loss on an exchange. See "Taxation."

     With limited exceptions, gain realized by a tax-deferred retirement plan will not be taxable to the plan and will not be taxed to the participant until distribution. Each investor should consult his or her tax adviser regarding the tax consequences of an exchange transaction.

LETTER OF INTENT

     Reduced sales charges apply to initial investments in Class A shares of each Fund made pursuant to a non-binding Letter of Intent. A Letter of Intent may be submitted by an individual, his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account. See the Account Application in the Prospectus. Any investor may submit a Letter of Intent stating that he or she will invest, over a period of 13 months, at least $50,000 in Class A shares of a Fund. A Letter of Intent may be submitted at the time of an initial purchase of Class A shares of a Fund or within 90 days of the initial purchase, in which case the Letter of Intent will be back dated. A shareholder may include, as an accumulation credit, the value (at the applicable offering price) of all Class A shares of Ivy Asia Pacific Fund, Ivy China Region Fund, Ivy Canada Fund, Ivy South America Fund, Ivy International Fund, Ivy International Fund II, Ivy Pan-Europe Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy Growth Fund, Ivy Growth with Income Fund, Ivy US Emerging Growth Fund, Ivy High Yield Fund, Ivy International Small Companies Fund, Ivy Developing Nations Fund and Ivy Bond Fund (and shares that have been exchanged into Ivy Money Market Fund from any of the other funds in the Ivy funds) held of record by him or her as of the date of his or her Letter of Intent. During the term of the Letter of Intent, the Transfer Agent will hold Class A shares representing 5% of the indicated amount (less any accumulation credit value) in escrow. The escrowed Class A shares will be released when the full indicated amount has been purchased. If the full indicated amount is not purchased during the term of the Letter of Intent, the investor is required to pay IMDI an amount equal to the difference between the dollar amount of sales charge that he or she has paid and that which he or she would have paid on his or her aggregate purchases if the total of such purchases had been made at a single time. Such payment will be made by an automatic liquida-tion of Class A shares in the escrow account. A Letter of Intent does not obligate the investor to buy or the Trust to sell the indicated amount of Class A shares, and the investor should read carefully all the provisions of such letter before signing.

RETIREMENT PLANS

     Shares may be purchased in connection with several types of tax-deferred retirement plans. Shares of more than one fund distributed by IMDI may be purchased in a single application establishing a single plan account, and shares held in such an account may be exchanged among the funds of Ivy Fund in accordance with the terms of the applicable plan and the exchange privilege available to all shareholders. Initial and subsequent purchase payments in connection with tax-deferred retirement plans must be at least $25 per participant.

     The following fees will be charged to individual shareholder accounts as described in the retirement prototype plan document:

     Retirement Plan New Account Fee           no fee
     Retirement Plan Annual Maintenance Fee    $10.00 per account

For shareholders whose retirement accounts are diversified across several funds of Ivy Fund, the annual maintenance fee will be limited to not more than $20.

     The following discussion describes the tax treatment of certain tax-deferred retirement plans under current Federal income tax law. State income tax consequences may vary. An individual considering the establishment of a retirement plan should consult with an attorney and/or an accountant with respect to the terms and tax aspects of the plan.

     INDIVIDUAL RETIREMENT ACCOUNTS: Shares of the Trust may be used as a funding medium for an Individual Retirement Account ("IRA"). Eligible individuals may establish an IRA by adopting a model custodial account available from IMSC, who may impose a charge for establishing the account. Individuals should consult their tax advisers before investing IRA assets in an Ivy fund if that fund primarily distributes exempt-interest dividends.

     An individual who has not reached age 70-1/2 and who receives compensation or earned income is eligible to contribute to an IRA, whether or not he or she is an active participant in a retirement plan. An individual who receives a distribution from another IRA, a qualified retirement plan, a qualified annuity plan or a tax-sheltered annuity or custodial account ("403(b) plan") that qualifies for "rollover" treatment is also eligible to establish an IRA by rolling over the distribution either directly or within 60 days after its receipt. Tax advice should be obtained in connection with planning a rollover contribution to an IRA.

     In general, an eligible individual may contribute up to the lesser of $2,000 or 100% of his or her compensation or earned income to an IRA each year. If a husband and wife are both employed, and both are under age 70-1/2, each may set up his or her own IRA within these limits. If both earn at least $2,000 per year, the maximum potential contribution is $4,000 per year for both. For years after 1996, the result is similar even if one spouse has no earned income; if the joint earned income of the spouses is at least $4,000, a contribution of up to $2,000 may be made to each spouse's IRA. Rollover contributions are not subject to these limits.

     An individual may deduct his or her annual contributions to an IRA in computing his or her Federal income tax within the limits described above, provided he or she (or his or her spouse, if they file a joint Federal income tax return) is not an active participant in a qualified retirement plan (such as a qualified corporate, sole proprietorship, or partnership pension, profit sharing, 401(k) or stock bonus plan), qualified annuity plan, 403(b) plan, simplified employee pension, or governmental plan. If he or she (or his or her spouse) is an active participant, whether the individual's contribution to an IRA is fully deductible, partially deductible or not deductible depends on
(i) adjusted gross income and (ii) whether it is the individual or the individual's spouse who is an active participant, in the case of married individuals filing jointly. Contributions may be made up to the maximum permissible amount even if they are not deductible. Rollover contributions are not includible in income for Federal income tax purposes and therefore are not deductible from it.

     Generally, earnings on an IRA are not subject to current Federal income tax until distributed. Distributions attributable to tax-deductible contributions and to IRA earnings are taxed as ordinary income. Distributions of non-deductible contributions are not subject to Federal income tax. In general, distributions from an IRA to an individual before he or she reaches age 59-1/2 are subject to a nondeductible penalty tax equal to 10% of the taxable amount of the distribution. The 10% penalty tax does not apply to amounts withdrawn from an IRA after the individual reaches age 59-1/2, becomes disabled or dies, or if withdrawn in the form of substantially equal payments over the life or life expectancy of the individual and his or her designated benefi-ciary, if any, or rolled over into another IRA, amounts withdrawn and used to pay for deductible medical expenses and amounts withdrawn by certain unemployed individuals not in excess of amounts paid for certain health insurance premiums, amounts used to pay certain qualified higher education expenses, and amounts used within 120 days of the date the distribution is received to pay for certain first-time homebuyer expenses. Distributions must begin to be withdrawn not later than April 1 of the calendar year following the calendar year in which the individual reaches age 70-1/2. Failure to take certain minimum required distribu-tions will result in the imposition of a 50% non-deductible penalty tax. Extremely large distributions in any one year (other than 1997, 1998 or 1999) from an IRA (or from an IRA and other retirement plans) may also result in a penalty tax.

     ROTH IRAS: Shares of the Trust also may be used as a funding medium for a Roth Individual Retirement Account ("Roth IRA"). A Roth IRA is similar in numerous ways to the regular (traditional) IRA, described above. Some of the primary differences are as follows.

     A single individual earning below $95,000 can contribute up to $2,000 per year to a Roth IRA. The maximum contribution amount diminishes and gradually falls to zero for single filers with adjusted gross incomes ranging from $95,000 to $110,000. Married couples earning less than $150,000 combined, and filing jointly, can contribute a full $4,000 per year ($2,000 per IRA). The maximum contribution amount for married couples filing jointly phases out from $150,000 to $160,000. An individual whose adjusted gross income exceeds the maximum phase-out amount cannot contribute to a Roth IRA.

     An eligible individual can contribute money to a traditional IRA and a Roth IRA as long as the total contribution to all IRAs does not exceed $2,000. Contributions to a Roth IRA are not deductible. Contributions to a Roth IRA may be made even after the individual for whom the account is maintained has attained age 70 1/2.

     No distributions are required to be taken prior to the death of the original account holder. If a Roth IRA has been established for a minimum of five years, distributions can be taken tax-free after reaching age 59 1/2, for a first-time home purchase ($10,000 maximum, one time use), or upon death or disability. All other distributions from a Roth IRA are taxable and subject to a 10% tax penalty unless an exception applies. Exceptions to the 10% penalty include: disability, excess medical expenses, the purchase of health insurance for an unemployed individual and education expenses.

     An individual with an income of less than $100,000 (who is not married filing separately) can roll his or her existing IRA into a Roth IRA. However, the individual must pay taxes on the taxable amount in his or her traditional IRA. Individuals who complete the rollover in 1998 will be allowed to spread the tax payments over a four-year period. After 1998, all taxes on such a rollover will have to be paid in the tax year in which the rollover is made.

     QUALIFIED PLANS: For those self-employed individuals who wish to purchase shares of one or more of the funds of Ivy Fund through a qualified retirement plan, a Custodial Agreement and a Retirement Plan are available from IMSC. The Retirement Plan may be adopted as a profit sharing plan or a money purchase pension plan. A profit sharing plan permits an annual contribution to be made in an amount determined each year by the self-employed individual within certain limits prescribed by law. A money purchase pension plan requires annual contributions at the level specified in the Custodial Agreement. There is no set-up fee for qualified plans and the annual maintenance fee is $20.00 per account.

     In general, if a self-employed individual has any common law employees, employees who have met certain minimum age and service requirements must be covered by the Retirement Plan. A self-employed individual generally must contribute the same percentage of income for common law employees as for himself or herself.

     A self-employed individual may contribute up to the lesser of $30,000 or 25% of compensation or earned income to a money purchase pension plan or to a combination profit sharing and money purchase pension plan arrangement each year on behalf of each participant. To be deductible, total contributions to a profit sharing plan generally may not exceed 15% of the total compensation or earned income of all participants in the plan, and total contributions to a combination money purchase-profit sharing arrangement generally may not exceed 25% of the total compensation or earned income of all participants. The amount of compensation or earned income of any one participant that may be included in computing the deduction is limited (generally to $150,000 for benefits accruing in plan years beginning after 1993, with annual inflation adjustments). A self-employed individual's contributions to a retirement plan on his or her own behalf must be deducted in computing his or her earned income.

     Corporate employers may also adopt the Custodial Agreement and Retirement Plan for the benefit of their eligible employees.
Similar contribution and deduction rules apply to corporate employers.

     Distributions from the Retirement Plan generally are made after a participant's separation from service. A 10% penalty tax generally applies to distributions to an individual before he or she reaches age 59-1/2, unless the individual (1) has reached age 55 and separated from service; (2) dies; (3) becomes disabled;
(4) uses the withdrawal to pay tax-deductible medical expenses;
(5) takes the withdrawal as part of a series of substantially equal payments over his or her life expectancy or the joint life expectancy of himself or herself and a designated beneficiary; or
(6) rolls over the distribution.

     The Transfer Agent will arrange for Investors Bank & Trust to furnish custodial services to the employer and any participating employees.

     DEFERRED COMPENSATION FOR PUBLIC SCHOOLS AND CHARITABLE ORGANIZATIONS ("403(B)(7) ACCOUNT"): Section 403(b)(7) of the Internal Revenue Code of 1986, as amended (the "Code"), permits public school systems and certain charitable organizations to use mutual fund shares held in a custodial account to fund deferred compensation arrangements with their employees. A custodial account agreement is available for those employers whose employees wish to purchase shares of the Trust in conjunction with such an arrangement. The special application for a 403(b)(7) Account is available from IMSC.

     Distributions from the 403(b)(7) Account may be made only following death, disability, separation from service, attainment of age 59-1/2, or incurring a financial hardship. A 10% penalty tax generally applies to distributions to an individual before he or she reaches age 59-1/2, unless the individual (1) has reached age 55 and separated from service; (2) dies or becomes disabled;
(3) uses the withdrawal to pay tax-deductible medical expenses;
(4) takes the withdrawal as part of a series of substantially equal payments over his or her life expectancy or the joint life expectancy of himself or herself and a designated beneficiary; or
(5) rolls over the distribution. There is no set-up fee for 403(b)(7) Accounts and the annual maintenance fee is $20.00 per account.

     SIMPLIFIED EMPLOYEE PENSION ("SEP") IRAS: An employer may deduct contributions to a SEP up to the lesser of $30,000 or 15% of compensation. SEP accounts generally are subject to all rules applicable to IRA accounts, except the deduction limits, and are subject to certain employee participation requirements. No new salary reduction SEPs ("SARSEPs") may be established after 1996, but existing SARSEPs may continue to be maintained, and non-salary reduction SEPs may continue to be established as well as maintained after 1996.

     SIMPLE PLANS: An employer may establish a SIMPLE IRA or a SIMPLE 401(k) for years after 1996. An employee can make pre-tax salary reduction contributions to a SIMPLE Plan, up to $6,000 a year. Subject to certain limits, the employer will either match a portion of employee contributions, or will make a contribution equal to 2% of each employee's compensation without regard to the amount the employee contributes. An employer cannot maintain a SIMPLE Plan for its employees if any contributions or benefits are credited to those employees under any other qualified retirement plan maintained by the employer.

REINVESTMENT PRIVILEGE

     Shareholders who have redeemed Class A shares of a Fund may reinvest all or a part of the proceeds of the redemption back into Class A shares of the Fund at net asset value (without a sales charge) within 60 days from the date of redemption. This privilege may be exercised only once. The reinvestment will be made at the net asset value next determined after receipt by IMSC of the reinvestment order accompanied by the funds to be reinvested. No compensation will be paid to any sales personnel or dealer in connection with the transaction.

     Any redemption is a taxable event. A loss realized on a redemption generally may be disallowed for tax purposes if the reinvestment privilege is exercised within 30 days after the redemption. In certain circumstances, shareholders will be ineligible to take sales charges into account in computing taxable gain or loss on a redemption if the reinvestment privilege is exercised. See "Taxation."

RIGHTS OF ACCUMULATION

     A scale of reduced sales charges applies to any investment of $50,000 or more in Class A shares of a Fund. See "Initial Sales Charge Alternative -- Class A Shares" in the Prospectus. The reduced sales charge is applicable to investments made at one time by an individual, his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code). Rights of Accumulation is also applicable to current purchases of all of the funds of Ivy Fund (except Ivy Money Market Fund) by any of the persons enumerated above, where the aggregate quantity of Class A shares of Ivy Asia Pacific Fund, Ivy Bond Fund, Ivy Canada Fund, Ivy China Region Fund, Ivy US Emerging Growth Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy Growth Fund, Ivy Growth with Income Fund, Ivy International Fund, Ivy High Yield Fund, Ivy International Small Companies Fund, Ivy South America Fund, Ivy Developing Nations Fund, Ivy International Fund II and Ivy Pan-Europe Fund (and shares that have been exchanged into Ivy Money Market Fund from any of the other funds in the Ivy funds) and of any other investment company distributed by IMDI, previously purchased or acquired and currently owned, determined at the higher of current offering price or amount invested, plus the Class A shares being purchased, amounts to $50,000 or more for Ivy Asia Pacific Fund, Ivy Canada Fund, Ivy China Region Fund, Ivy US Emerging Growth Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy Growth Fund, Ivy Growth with Income Fund, Ivy International Fund, Ivy International Small Companies Fund, Ivy South America Fund, Ivy Developing Nations Fund, Ivy International Fund II, Ivy Pan-Europe Fund; or $100,000 or more for Ivy Bond Fund or Ivy High Yield Fund.

     At the time an investment takes place, IMSC must be notified by the investor or his or her dealer that the investment qualifies for the reduced sales charge on the basis of previous investments. The reduced sales charge is subject to confirmation of the investor's holdings through a check of the particular fund's records.

SYSTEMATIC WITHDRAWAL PLAN

     A shareholder (except shareholders with accounts in Class I of the Class I Funds) may establish a Systematic Withdrawal Plan (a "Withdrawal Plan"), by telephone instructions or by delivery to IMSC of a written election to have his or her shares withdrawn periodically, accompanied by a surrender to IMSC of all share certificates then outstanding in such shareholder's name, properly endorsed by the shareholder. To be eligible to elect a Withdrawal Plan, a shareholder must have at least $5,000 in his or her account. A Withdrawal Plan may not be established if the investor is currently participating in the Automatic Investment Method. A Withdrawal Plan may involve the depletion of a shareholder's principal, depending on the amount withdrawn.

     A redemption under a Withdrawal Plan is a taxable event.
Shareholders contemplating participating in a Withdrawal Plan should consult their tax advisers.

     Additional investments made by investors participating in a Withdrawal Plan must equal at least $1,000 each while the Withdrawal Plan is in effect. Making additional purchases while a Withdrawal Plan is in effect may be disadvantageous to the investor because of applicable initial sales charges or CDSCs.

     An investor may terminate his or her participation in the Withdrawal Plan at any time by delivering written notice to IMSC.

If all shares held by the investor are liquidated at any time, participation in the Withdrawal Plan will terminate automatically. The Trust or IMSC may terminate the Withdrawal
Plan option at any time after reasonable notice to shareholders.

GROUP SYSTEMATIC INVESTMENT PROGRAM

     Shares may be purchased in connection with investment programs established by employee or other groups using systematic payroll deductions or other systematic payment arrangements. The Trust does not itself organize, offer or administer any such programs. However, it may, depending upon the size of the program, waive the minimum initial and additional investment requirements for purchases by individuals in conjunction with programs organized and offered by others. Unless shares of a Fund are purchased in conjunction with IRAs (see "How to Buy Shares" in the Prospectus), such group systematic investment programs are not entitled to special tax benefits under the Code.

The Trust reserves the right to refuse purchases at any time or suspend the offering of shares in connection with group systematic investment programs, and to restrict the offering of shareholder privileges, such as check writing, simplified redemptions and other optional privileges, as described in the Prospectus, to shareholders using group systematic investment programs.

     With respect to each shareholder account established on or after September 15, 1972 under a group systematic investment program, the Trust and IMI each currently charge a maintenance fee of $3.00 (or portion thereof) that for each twelve-month period (or portion thereof) that the account is maintained. The Trust may collect such fee (and any fees due to IMI) through a deduction from distributions to the shareholders involved or by causing on the date the fee is assessed a redemption in each such shareholder account sufficient to pay such fee. The Trust reserves the right to change these fees from time to time without advance notice.

     Class A shares of a Fund are made available to Merrill Lynch
Daily K Plan (the "Plan") participants at NAV without an initial sales charge if:

     (i) the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management, L.P. ("MLAM") that are made available pursuant to a Service Agreement between Merrill Lynch and the fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments");

     (ii) the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

     (iii) the Plan has 500 or more eligible employees, as determined by Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping
     Service Agreement.

     Alternatively, Class B shares of a Fund are made available to Plan participants at NAV without a CDSC if the Plan conforms with the requirements for eligibility set forth in (i) through
(iii) above but either does not meet the $3 million asset threshold or does not have 500 or more eligible employees.

     Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B shares of a Fund convert to Class A shares once the Plan has reached $5 million invested in Applicable Investments, or 10 years after the date of the initial purchase by a participant under the Plan--the Plan will receive a Plan level share conversion.

                      BROKERAGE ALLOCATION

     Subject to the overall supervision of the President and the Board, IMI (or MFC with respect to Ivy Canada Fund and Ivy Global Natural Resources Fund) places orders for the purchase and sale of each Fund's portfolio securities. With respect to Ivy International Fund, Northern Cross also places orders for the purchase and sale of the Fund's portfolio securities. All portfolio transactions are effected at the best price and execution obtainable. Purchases and sales of debt securities are usually principal transactions, and, therefore, brokerage commissions are usually not required to be paid by the particular Fund for such purchases and sales (although the price paid generally includes undisclosed compensation to the dealer). The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers normally reflect the spread between the bid and asked prices. In connection with OTC transactions, IMI (or MFC for Ivy Canada Fund and Ivy Global Natural Resources Fund and the Subadviser for Ivy International Fund) attempts to deal directly with the principal market makers, except in those circumstances where IMI (or MFC for Ivy Canada Fund and Ivy Global Natural Resources Fund and the Subadviser for Ivy International Fund) believes that a better price and execution are available elsewhere.

     IMI (or MFC for Ivy Canada Fund and Ivy Global Natural Resources Fund and the Subadviser for Ivy International Fund) selects broker-dealers to execute transactions and evaluates the reasonableness of commissions on the basis of quality, quantity, and the nature of the firms' professional services. Commissions to be charged and the rendering of investment services, including statistical, research, and counseling services by brokerage firms, are factors to be considered in the placing of brokerage business. The types of research services provided by brokers may include general economic and industry data, and information on securities of specific companies. Research services furnished by brokers through whom the Trust effects securities transactions may be used by IMI (or MFC for Ivy Canada Fund and Ivy Global Natural Resources Fund and the Subadviser for Ivy International
Fund) in servicing all of its accounts. In addition, not all of these services may be used by IMI (or MFC for Ivy Canada Fund and Ivy Global Natural Resources Fund and the Subadviser for Ivy International Fund) in connection with the services it provides to a particular Fund or the Trust. IMI (or MFC for Ivy Canada Fund and Ivy Global Natural Resources Fund and the Subadviser for Ivy International Fund) may consider sales of shares of Ivy funds as a factor in the selection of broker-dealers and may select broker-dealers who provide it with research services. IMI (or MFC for Ivy Canada Fund and Ivy Global Natural Resources Fund and the Subadviser for Ivy International Fund) will not, however, execute brokerage transactions other than at the best price and execution.

     With respect to Ivy International Fund, when a security proposed to be purchased or sold for the Fund is also to be purchased or sold at the same time for other accounts managed by the Subadviser, purchases or sales are effected on a pro rata, rotating or other equitable basis so as to avoid any one account being preferred over any other account.

     During the fiscal year ended December 31, 1995, 1996 and 1997, Ivy International Fund paid brokerage commissions of $715,524, $1,709,643 and $2,987,187, respectively.

     During the fiscal years ended December 31, 1995, 1996 and 1997, Ivy Canada Fund paid brokerage commissions of $79,464,
$102,121 and $130,955, respectively.

     During the fiscal years ended December 31, 1995, 1996 and 1997, Ivy China Region Fund paid brokerage commissions of
$70,459, $62,812 and $70,846, respectively.

     During the fiscal years ended December 31, 1995, 1996, and 1997 Ivy Global Fund paid brokerage commissions of $96,124,
$90,904 and $123,985, respectively.

     During the fiscal years ended December 31, 1995, 1996 and 1997, Ivy South America Fund paid brokerage commissions of
$17,184, $15,756 and $17,213, respectively.

     During the fiscal years ended December 31, 1995, 1996 and 1997, Ivy Developing Nations Fund paid brokerage commissions of and $15,236, $95,606 and $181,553, respectively.

     During the period from July 22, 1996 (commencement of operations) to December 31, 1996 Ivy Global Science & Technology Fund paid brokerage commissions of $37,065. During the fiscal year ended December 31, 1997, Ivy Global Science & Technology Fund paid brokerage commissions of $99,546.

     During the fiscal year ended December 31, 1997, Ivy Asia
Pacific Fund paid brokerage commissions of $18,500.

     During the fiscal year ended December 31, 1997, Ivy Global
Natural Resources Fund paid brokerage commissions of $133,788.

     During the fiscal year ended December 31, 1997, Ivy
International Small Companies Fund paid brokerage commissions of $17,540.

     During the period from May 13, 1997 (commencement of operations) to December 31, 1997, Ivy International Fund II paid brokerage commissions of $1,080.

     During the period from May 13, 1997 (commencement of operations) to December 31, 1997, Ivy Pan-Europe Fund paid brokerage commissions of $406,191.

     Each Fund may, under some circumstances, accept securities in lieu of cash as payment for Fund shares. Each of these Funds will accept securities only to increase its holdings in a portfolio security or to take a new portfolio position in a security that IMI (and the Subadviser for Ivy International Fund) deems to be a desirable investment for each the Fund. While no minimum has been established, it is expected that each the Fund will not accept securities having an aggregate value of less than $1 million. The Trust may reject in whole or in part any or all offers to pay for the Fund shares with securities and may discontinue accepting securities as payment for the Fund shares at any time without notice. The Trust will value accepted securities in the manner and at the same time provided for valuing portfolio securities of each the Fund, and the Fund shares will be sold for net asset value determined at the same time the accepted securities are valued. The Trust will only accept securities delivered in proper form and will not accept securities subject to legal restrictions on transfer. The acceptance of securities by the Trust must comply with the applicable laws of certain states.


                      TRUSTEES AND OFFICERS

     The Trustees and Executive Officers of the Trust, their business addresses and principal occupations during the past five years are:

                         POSITION
                         WITH THE    BUSINESS AFFILIATIONS
NAME, ADDRESS, AGE       TRUST       AND PRINCIPAL OCCUPATIONS

   John S. Anderegg, Jr. Trustee     Chairman, Dynamics Research
60 Concord Street                    Corp. (instruments and
Wilmington, MA  01887                controls); Director, Burr-
Age: 74                              Brown Corp. (operational
                                     amplifiers); Director,
                                     Metritage Incorporated
                                     (level measuring
                                     instruments); Trustee of
                                     Mackenzie Series Trust
                                     (1992-1998).

Paul H. Broyhill         Trustee     Chairman, BMC Fund, Inc.
800 Hickory Blvd.                    (1983-present); Chairman,
Golfview Park-Box 500                Broyhill Family Foundation,
Lenoir, NC 28645                     Inc. (1983-Present);
Age:  74                             Chairman and President,
                                     Broyhill Investments, Inc.
                                     (1983-present); Chairman,
                                     Broyhill Timber Resources
                                     (1983-present); Management
                                     of a personal portfolio of
                                     fixed-income and equity
                                     investments (1983-present);
                                     Trustee of Mackenzie Series
                                     Trust (1988-1998); Director
                                     of The Mackenzie Funds Inc.
                                     (1988-1995).

Stanley Channick         Trustee     President and Chief
11 Bala Avenue                       Executive Officer, The
Bala Cynwyd, PA 19004                Whitestone Corporation
Age:  75                             (insurance agency);
                                     Chairman, Scott Management
                                     Company (administrative
                                     services for insurance
                                     companies); President, The
                                     Channick Group (consultants
                                     to insurance companies and
                                     national trade
                                     associations); Trustee of
                                     Mackenzie Series Trust
                                     (1994-1998);Director of The
                                     Mackenzie Funds Inc. (1994-
                                     1995).

Frank W. DeFriece, Jr.   Trustee     Director, Manager and Vice
The Landmark Centre                  President, Director and
113 Landmark Lane,                   Fund Manager, Massengill-
Suite B                              DeFriece Foundation
Bristol, TN  37620-2285              (charitable organization)
Age: 77                              (1950-present); Trustee and
                                     Vice Chairman, East
                                     Tennessee Public
                                     Communications Corp. (WSJK-
                                     TV) (1984-present); Trustee
                                     of Mackenzie Series Trust
                                     (1985-1998);Director of The
                                     Mackenzie Funds Inc. (1987-
                                     1995).

Roy J. Glauber           Trustee     Mallinckrodt Professor of
Lyman Laboratory                     Physics, Harvard
of Physics                           University (1974-present);
Harvard University                   Trustee of Mackenzie Series
Cambridge, MA 02138                  Trust (1994-1997).
Age: 72

Michael G. Landry        Trustee     President, Chief Executive
700 South Federal Hwy.   and         Officer and Director of
Suite 300                Chairman    Mackenzie Investment
Boca Raton, FL  33432                Management Inc. (1987-
Age: 51                              present); President,
[*Deemed to be an                    Director and Chairman of
"interested person"                  Ivy Management Inc. (1992-
of the Trust, as                     present); Chairman and
defined under the                    Director of Ivy Mackenzie
1940 Act.]                           Services Corp.(1993-
                                     present); Chairman and
                                     Director of Ivy   Mackenzie
                                     Distributors, Inc. (1994-
                                     present); Director and
                                     President of Ivy Mackenzie
                                     Distributors, Inc. (1993-
                                     1994);  Director and
                                     President of The Mackenzie
                                     Funds Inc. (1987-1995);
                                     Trustee of Mackenzie Series
                                     Trust (1987-1998);
                                     President of Mackenzie
                                     Series Trust (1987-1996);
                                     Chairman of Mackenzie
                                     Series Trust (1996-1998).

Joseph G. Rosenthal      Trustee     Chartered Accountant
110 Jardin Drive                     (1958-present); Trustee of
Unit #12                             Mackenzie Series Trust
Concord, Ontario Canada              (1985-1998); Director of
L4K 2T7                              The Mackenzie Funds Inc.
Age: 63                              (1987-1995).

Richard N. Silverman     Trustee     Director, Newton-Wellesley
18 Bonnybrook Road                   Hospital; Director, Beth
Waban, MA  02168                     Israel Hospital; Director,
Age: 74                              Boston Ballet; Director,
                                     Boston Children's Museum;
                                     Director, Brimmer and May
                                     School.

J. Brendan Swan          Trustee     President, Airspray
4701 North Federal Hwy.              International, Inc.;
Suite 465                            Joint Managing Director,
Pompano Beach, FL  33064             Airspray International
Age: 67                              B.V. (an environmentally
                                     sensitive packaging
                                     company); Director of
                                     Polyglass LTD.; Director,
                                     The Mackenzie Funds Inc.
                                     (1992-1995); Trustee of
                                     Mackenzie Series Trust
                                     (1992-1998).

Keith J. Carlson         Trustee     Senior Vice President of
700 South Federal Hwy.   and         Mackenzie Investment
Suite 300                President   Management, Inc. (1996
Boca Raton, FL 33432                 -present); Senior Vice
Age: 41                              President and Director of
[*Deemed to be an                    Mackenzie Investment
"interested person"                  Management, Inc. (1994
of the Trust, as                     -1996); Senior Vice
defined under the                    President and Treasurer of
1940 Act.]                           Mackenzie Investment
                                     Management, Inc. (1989-
                                     1994); Senior Vice
                                     President and Director of
                                     Ivy Management Inc. (1994-
                                     present); Senior Vice
                                     President, Treasurer and
                                     Director of Ivy Management
                                     Inc. (1992-1994); Vice
                                     President of The Mackenzie
                                     Funds Inc. (1987-1995);
                                     Senior Vice President and
                                     Director, Ivy Mackenzie
                                     Services Corp. (1996-
                                     present); President and
                                     Director of Ivy Mackenzie
                                     Services Corp. (1993-1996);
                                     Trustee and President of
                                     Mackenzie Series Trust
                                     (1996-1998); Vice President
                                     of Mackenzie Series Trust
                                     (1994-1998); Treasurer of
                                     Mackenzie Series Trust
                                     (1985-1994); President,
                                     Chief Executive Officer and
                                     Director of Ivy Mackenzie
                                     Distributors, Inc. (1994-
                                     present); Executive Vice
                                     President and Director of
                                     Ivy Mackenzie Distributors,
                                     Inc. (1993-1994); Trustee
                                     of Mackenzie Series Trust
                                     (1996-1998).

C. William Ferris        Secretary/  Senior Vice President,
700 South Federal Hwy.   Treasurer   Chief Financial Officer
Suite 300                            and Secretary/Treasurer
Boca Raton, FL  33432                of Mackenzie Investment
Age: 53                              Management Inc. (1995-
                                     present); Senior Vice
                                     President, Finance and
                                     Administration/Compliance
                                     Officer of Mackenzie
                                     Investment Management Inc.
                                     (1989-1994); Senior Vice
                                     President, Secretary/
                                     Treasurer and Clerk of Ivy
                                     Management Inc. (1994-
                                     present); Vice President,
                                     Finance/Administration and
                                     Compliance Officer of Ivy
                                     Management Inc. (1992-
                                     1994); Senior Vice
                                     President, Secretary/
                                     Treasurer and Director of
                                     Ivy Mackenzie Distributors,
                                     Inc. (1994-present);
                                     Secretary/Treasurer and
                                     Director of Ivy Mackenzie
                                     Distributors, Inc. (1993-
                                     1994); President and
                                     Director of Ivy Mackenzie
                                     Services Corp. (1996-
                                     present); Secretary/
                                     Treasurer and Director of
                                     Ivy Mackenzie Services
                                     Corp. (1993-1996);
                                     Secretary/Treasurer of The
                                     Mackenzie Funds Inc. (1993-
                                     1995); Secretary/Treasurer
                                     of Mackenzie Series Trust
                                     (1994-1998).

James W. Broadfoot       Vice        Executive Vice President,
700 South Federal Hwy.   President   Ivy Management Inc. (1996-
Suite 300                            present); Senior Vice
Boca Raton, FL  33432                President, Ivy Management,
Age: 56                              Inc. (1992-1996); Director
                                     and Senior Vice President,
                                     Mackenzie Investment
                                     Management Inc. (1995-
                                     present); Senior Vice
                                     President, Mackenzie
                                     Investment Management Inc.
                                     (1990-1995).


     PERSONAL INVESTMENTS BY EMPLOYEES OF IMI. Employees of IMI are permitted to make personal securities transactions, subject to the requirements and restrictions set forth in IMI's Code of Ethics. The Code of Ethics is designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as the Fund. Among other things, the Code of Ethics, which generally complies with standards recommended by the Investment Company Institute's Advisory Group on Personal Investing, prohibits certain types of transactions absent prior approval, applies to portfolio managers, traders, research analysts and others involved in the investment advisory process, and imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and monthly reporting of securities transactions. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.


                       COMPENSATION TABLE
                            IVY FUND
              (FISCAL YEAR ENDED DECEMBER 31, 1997)

                                                       TOTAL
                            PENSION OR                 COMPENSA-
                            RETIREMENT                 TION FROM
                            BENEFITS    ESTIMATED      TRUST AND
                 AGGREGATE  ACCRUED AS  ANNUAL         FUND COM-
                 COMPENSA-  PART OF     BENEFITS       PLEX PAID
NAME,            TION       FUND        UPON           TO
POSITION         FROM TRUST EXPENSES    RETIREMENT
TRUSTEES[*]

John S.          $13,722    N/A         N/A            $15,000
 Anderegg, Jr.
(Trustee)

Paul H.          $13,722    N/A         N/A            $15,000
 Broyhill
(Trustee)

Keith J.         $0         N/A         N/A            $0
 Carlson
(Trustee and
 President)

Stanley          $13,722    N/A         N/A            $15,000
  Channick
(Trustee)

Frank W.         $13,722    N/A         N/A            $15,000
 DeFriece, Jr.
(Trustee)

Roy J.           $13,722    N/A         N/A            $15,000
 Glauber
(Trustee)

Michael G.       $0         N/A         N/A            $0
 Landry
(Trustee and
 Chairman of
 the Board)

Joseph G.        $13,722    N/A         N/A            $15,000
 Rosenthal
(Trustee)

Richard N.       $13,722    N/A         N/A            $15,000
 Silverman
(Trustee)

J. Brendan       $13,722    N/A         N/A            $15,000
 Swan
 (Trustee)

C. William       $0         N/A         N/A            $0
 Ferris
 (Secretary/Treasurer)

[*] During the year ended December 31, 1997, the fund complex consisted of the Trust, which had 17 funds at year end, and Mackenzie Series Trust, an open-end, management investment company comprised of 4 funds that were reorganized into series of unaffiliated investment companies on September 5, 1997.

     As of April 27, 1998, the Officers and Trustees of the Trust as a group owned beneficially or of record less than 1% of the outstanding Class A, Class B, Class C, Class I and Advisor Class shares of the Funds and of the other six Ivy funds that are series of the Trust but that are not described in this SAI, except that the Officers and Trustees of the Trust as a group owned 2.838% and 2.348%, respectively, of Ivy Asia Pacific Fund Class A shares and Ivy Global Natural Resources Fund Class A shares as of that date.



             INVESTMENT ADVISORY AND OTHER SERVICES

BUSINESS MANAGEMENT AND INVESTMENT ADVISORY SERVICES

     IMI provides business management and investment advisory services to each Fund (other than Ivy Canada Fund and Ivy Global Natural Resources Fund) pursuant to a Business Management and Investment Advisory Agreement (the "Agreement"). IMI provides business management services to Ivy Canada Fund and Ivy Global Natural Resources Fund pursuant to a Business Management Agreement (the "Management Agreement"). The Agreement (or the Management Agreement, in the case of Ivy Canada Fund and Ivy Global Natural Resources Fund) was approved (i) by the sole shareholder of Ivy China Region Fund on October 23, 1993, (ii) by the shareholders of Ivy International Fund on December 30, 1991,
(iii) by the sole shareholder of each of Ivy South America Fund and Ivy Developing Nations Fund on October 28, 1994, (iv) by the sole shareholder of each of Ivy Global Fund and Ivy Canada Fund on January 27, 1995, (v) by the sole shareholder of Ivy Global Science & Technology Fund on July 16, 1996, (vi) by the sole shareholder of each of Ivy Asia Pacific Fund, Ivy Global Natural Resources Fund and Ivy International Small Companies Fund on December 13, 1996, and (vii) by the sole shareholder of each of Ivy International Fund II and Ivy Pan-Europe Fund on April 30, 1997. Prior to shareholder approval, the Agreement (or the Management Agreement, in the case of Ivy Canada Fund and Ivy Global Natural Resources Fund) was approved by the Board (including a majority of the Trustees who are neither "interested persons," as defined in the 1940 Act, of the Trust nor have any direct or indirect financial interest in the operation of the distribution plan or in any related agreement (the "Independent Trustees")) (i) on August 23, 1993 with respect to Ivy China Region Fund, (ii) on October 28, 1991 with respect to Ivy International Fund, (iii) on September 17, 1994 with respect to Ivy South America Fund and Ivy Developing Nations Fund, (iv) on September 29, 1994 with respect to each of Ivy Canada Fund and Ivy Global Natural Resources Fund, (v) on June 8, 1996 with respect to Ivy Global Science & Technology Fund, (vi) on December 7, 1996 with respect to each of Ivy Asia Pacific Fund, Ivy Global Natural Resources Fund and Ivy International Small Companies Fund, (vii) on February 8, 1997 with respect to Ivy Pan-Europe Fund, and (viii) on April 29, 1997 with respect to Ivy International Fund II.

     Until January 31, 1995 MIMI served as the manager and investment adviser to Ivy Global Fund and as manager to Ivy Canada Fund, which were then series of The Mackenzie Funds Inc. (the "Company"). On January 31, 1995, MIMI's interest in the Agreement (in the case of Ivy Global Fund) and in the Management Agreement (in the case of Ivy Canada Fund) was assigned by MIMI to IMI, which is a wholly owned subsidiary of MIMI. The provisions of the Agreement and the Management Agreement remain unchanged by IMI's succession to MIMI thereunder. MIMI, a Delaware corporation, has approximately 10% of its outstanding common stock listed for trading on the TSE. MIMI is a subsidiary of MFC, 150 Bloor Street West, Toronto, Ontario, Canada, a public corporation organized under the laws of Ontario and registered in Ontario as a mutual fund dealer whose shares are listed for trading on the TSE. MFC provides investment advisory services to Ivy Canada Fund and Ivy Global Natural Resources Fund pursuant to an Investment Advisory Agreement (the "MFC Agreement"). The MFC Agreement was approved (i) by the sole shareholder of Ivy Canada Fund on January 27, 1995 and (ii) by the sole shareholder of Ivy Global Natural Resources Fund on December 13, 1996. Prior to shareholder approval, the MFC Agreement was approved by the Board (including a majority of Independent Trustees) (i) on September 29, 1994 with respect to Ivy Canada Fund and (ii) on December 7, 1996 with respect to Ivy Global Natural Resources Fund.

     IMI currently acts as manager and investment adviser to the following additional investment companies registered under the 1940 Act: Ivy Growth Fund, Ivy US Emerging Growth Fund, Ivy Growth with Income Fund, Ivy Bond Fund, Ivy High Yield Fund and Ivy Money Market Fund.

     The Agreement obligates IMI to make investments for the accounts of each Fund (except Ivy Canada Fund and Ivy Global Natural Resources Fund) in accordance with its best judgment and within the investment objectives and restrictions set forth in the Prospectus, the 1940 Act and the provisions of the Code relating to regulated investment companies, subject to policy decisions adopted by the Board. IMI also determines the securities to be purchased or sold by these Funds and places orders with brokers or dealers who deal in such securities. The Advisory Agreement obligates MFC to make investments for the account of each of Ivy Canada Fund and Ivy Global Natural Resources Fund, in accordance with its best judgment and within the investment objectives and restrictions set forth in the Prospectus with respect to each of Ivy Canada Fund and Ivy Global Natural Resources Fund, the 1940 Act and the provisions of the Code, relating to regulated investment companies, subject to policy decisions adopted by the Board. MFC also determines the securities to be purchased or sold by each of Ivy Canada Fund and Ivy Global Natural Resources Fund and places orders with brokers or dealers who deal in such securities.

     Under the Agreement (the Management Agreement with respect to Ivy Canada Fund and Ivy Global Natural Resources Fund), IMI also provides certain business management services. IMI is obligated to (1) coordinate with each Fund's Custodian and monitor the services it provides to that Fund; (2) coordinate with and monitor any other third parties furnishing services to each Fund; (3) provide each Fund with necessary office space, telephones and other communications facilities as are adequate for the particular Fund's needs; (4) provide the services of individuals competent to perform administrative and clerical functions that are not performed by employees or other agents engaged by the particular Fund or by IMI acting in some other capacity pursuant to a separate agreement or arrangements with the Fund; (5) maintain or supervise the maintenance by third parties of such books and records of the Trust as may be required by applicable Federal or state law; (6) authorize and permit IMI's directors, officers and employees who may be elected or appointed as trustees or officers of the Trust to serve in such capacities; and (7) take such other action with respect to the Trust, after approval by the Trust as may be required by applicable law, including without limitation the rules and regulations of the SEC and of state securities commissions and other regulatory agencies. Pursuant to the Management Agreement, IMI is also responsible for reviewing the activities of MFC to insure that each of Ivy Canada Fund and Ivy Global Natural Resources Fund is operated in compliance with each such Fund's investment objectives and policies and with the 1940 Act.

     Ivy Global Fund pays IMI a monthly fee for providing business management and investment advisory services at an annual rate of 1.00% of the first $500 million of its average net assets, reduced to 0.75% on average net assets over $500 million.

Each of the other Funds (except Ivy Canada Fund and Ivy Global Natural Resources Fund) pays IMI a monthly fee for providing business management and investment advisory serves at an annual rate of 1.00% of each of the Fund's average net assets. Ivy Canada Fund and Ivy Global Natural Resources Fund each pays IMI a monthly fee for providing business management services at an annual rate of 0.50% of each such Fund's average net assets.

     For advisory services, Ivy Canada Fund and Ivy Global Natural Resources Fund each pays MFC a monthly fee at an annual rate of 0.35% and 0.50%, respectively, of the average net assets of each such Fund. For the fiscal years ended December 31, 1995, 1996 and 1997, Ivy Canada Fund paid MFC fees of $67,229, $65,289 and $53,306, respectively.

     During the fiscal years ended December 31, 1995, 1996 and 1997, Ivy China Region Fund paid IMI $200,605, $233,804 and
$277,601 respectively (of which IMI reimbursed $106,085, $65,675 and $18,377, respectively, pursuant to voluntary expense limitations).

     During the fiscal years ended December 31, 1995, 1996 and 1997, IMI received fees of $96,041, $93,270 and $76,152, respectively, from Ivy Canada Fund (of which IMI reimbursed $63,466, $0 and $0, respectively, pursuant to required expense limitations) and $239,963, $301,433 and $383,981, respectively, from Ivy Global Fund (of which IMI reimbursed $62,242, $0 and $0 pursuant to voluntary expense limitations).

     For the fiscal years ended December 31, 1995, 1996 and 1997,
Ivy International Fund paid IMI fees of $3,948,456, $9,157,858 and $22,898,279, respectively.

     During the fiscal years ended December 31, 1995, 1996 and 1997, Ivy South America Fund paid IMI fees of $95,380, $42,550 and $94,278, respectively (of which IMI reimbursed $93,340, $0 and $0, respectively, pursuant to required expense limitations and of which IMI reimbursed $2,040, $99,630 and $68,548, respectively, pursuant to voluntary expense limitations) and Ivy Developing Nations Fund paid IMI fees of $91,226, $109,125 and $284,290, respectively (of which IMI reimbursed $87,348, $0 and $0, respectively, pursuant to required expense limitations and of which IMI reimbursed $3,878, $67,600 and $22,860, respectively, pursuant to voluntary expense limitations).

     During the period from July 22, 1996 (commencement of operations) to December 31, 1996 and during the fiscal year ended
December 31, 1997, Ivy Global Science & Technology Fund paid IMI fees of $20,965 and $229,616, respectively (of which IMI reimbursed $14,813 and $0, respectively, pursuant to voluntary expense limitations).

     During the fiscal year ended December 31, 1997, Ivy Asia Pacific Fund, Ivy Global Natural Resources Fund and Ivy International Small Companies Fund paid IMI fees of $10,473, $32,056 and $28,799, respectively (of which IMI Reimbursed $10,473, $25,180 and $28,799, respectively, pursuant to voluntary expense limitations.) During the period from May 13, 1997 (commencement of operations) to December 31, 1997, Ivy International Fund II and Ivy Pan-Europe Fund paid IMI fees of $413,862 and $1,974, respectively (of which IMI reimbursed $123,177 and $1,974, respectively, pursuant to voluntary expense limitations).

     Under the Agreement (or the Management Agreement and the Advisory Agreement with respect to Ivy Canada Fund and Ivy Global Natural Resources Fund), the Trust pays the following expenses:
(1) the fees and expenses of the Trust's Independent Trustees;
(2) the salaries and expenses of any of the Trust's officers or employees who are not affiliated with IMI; (3) interest expenses;
(4) taxes and governmental fees, including any original issue taxes or transfer taxes applicable to the sale or delivery of shares or certificates therefor; (5) brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities; (6) the expenses of registering and qualifying shares for sale with the SEC and with various state securities commissions; (7) accounting and legal costs; (8) insurance premiums; (9) fees and expenses of the Trust's Custodian and Transfer Agent and any related services; (10) expenses of obtaining quotations of portfolio securities and of pricing shares; (11) expenses of maintaining the Trust's legal existence and of shareholders' meetings; (12) expenses of preparation and distribution to existing shareholders of periodic reports, proxy materials and prospectuses; and (13) fees and expenses of membership in industry organizations.

     IMI currently limits each Fund's (with the exception of Ivy Canada Fund and Ivy International Fund) total operating expenses (excluding Rule 12b-1 fees, interest, taxes, brokerage commissions, litigation, class-specific expenses, indemnification expenses, and extraordinary expenses) to an annual rate of 1.95% (1.50% in the case of Ivy International Fund II) of the Fund's average net assets, which may lower that Fund's expenses and increase its yield. Each Fund's expense limitation may be terminated or revised at any time, at which time its expenses may increase and its yield may be reduced.

     On September 13, 1997, the Board (including a majority of the Independent Trustees) (i) approved the continuance of the Agreement with respect to Ivy China Region Fund, Ivy Global Fund, Ivy International Fund, Ivy Latins America Strategy Fund and Ivy Developing Nations Fund and (ii) approved the continuance of the Management Agreement for Ivy Canada Fund. The initial term of the Agreement (or the Management Agreement with respect to Ivy Global Natural Resources Fund) between IMI and each of Ivy Asia Pacific Fund, Ivy Global Natural Resources Fund and Ivy International Small Companies Fund, which commenced on January 1, 1997, will run for a period of two years from the date of commencement. The initial term of the Agreement between IMI and each of Ivy International Fund II and Ivy Pan-Europe Fund, which commenced on May 13, 1997, will run for a period of two years from the date of commencement. Each Agreement (or Management Agreement, with respect to Ivy Canada Fund and Ivy Global Natural Resources Fund) will continue in effect with respect to each Fund from year to year, or for more than the initial period, as the case may be, only so long as the continuance is specifically approved at least annually (i) by the vote of a majority of the Independent Trustees and (ii) either (a) by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the particular Fund or (b) by the vote of a majority of the entire Board. If the question of continuance of the Agreements (or adoption of any new agreement) is presented to shareholders, continuance (or adoption) shall be effected only if approved by the affirmative vote of a majority of the outstanding voting securities of the particular Fund. See "Capitalization and Voting Rights."

     Each Agreement (or Management Agreement with respect to Ivy Canada Fund and Ivy Global Natural Resources Fund) may be terminated with respect to a particular Fund at any time, without payment of any penalty, by the vote of a majority of the Board, or by a vote of a majority of the outstanding voting securities of that Fund, on 60 days' written notice to IMI, or by IMI on 60 days' written notice to the Trust. The Agreement shall terminate automatically in the event of its assignment.

     SUBADVISORY CONTRACT - IVY INTERNATIONAL FUND. The Trust and IMI, on behalf of Ivy International Fund, have entered into a subadvisory contract with an independent investment adviser (the "Subadvisory Contract") under which the subadviser develops, recommends and implements an investment program and strategy for the Fund's portfolio and is responsible for making all portfolio security and brokerage decisions, subject to the supervision of IMI and, ultimately, the Board. Fees payable under the Subadvisory Contract accrue daily and are paid quarterly by IMI. Effective April 1, 1993, Northern Cross serves as subadviser for Ivy International Fund's portfolio pursuant to the Subadvisory Contract. As compensation for its services, Northern Cross is paid a fee by IMI at the annual rate of 0.60% of Ivy International Fund's average net assets. As compensation for advisory services rendered for the fiscal years ended
December 31, 1995, 1996 and 1997, IMI paid Northern Cross $2,369,074, $5,494,715 and $13,738,967, respectively. Northern
Cross, wholly-owned and operated by Hakan Castegren, is the successor to the investment advisory functions of Boston Overseas Investors, Inc. ("BOI"), which also was wholly-owned and operated by Hakan Castegren. Boston Investor Services, Inc., the successor to the administrative and research functions of BOI, provides administrative and research services to Northern
Cross.

     Any amendment to the current Subadvisory Contract requires approval by votes of (a) a majority of the outstanding voting securities of Ivy International Fund affected thereby and (b) a majority of the Trustees who are not interested persons of the Trust or of any other party to such Contract. The Subadvisory Contract terminates automatically in the event of its assignment (as defined in the 1940 Act) or upon termination of the Agreement. Also, the Subadvisory Contract may be terminated by not more than 60 days' nor less than 30 days' written notice by either the Trust or IMI or upon not less than 120 days' notice by the Subadviser. The Subadvisory Contract provides that IMI or the Subadviser shall not be liable to the Trust, to any shareholder of the Trust, or to any other person, except for loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

     The Subadvisory Contract will continue in effect (subject to provisions for earlier termination as described above) only if such continuance is approved at least annually (a) by a majority of the Trustees who are not interested persons of the Trust or of any other party to the Contract and (b) by either (i) a majority of all of the Trustees of the Trust or (ii) a vote of a majority of the outstanding voting securities of any Fund affected thereby. On September 13, 1997, the Board, including a majority of the Independent Trustees, last approved the continuance of the Subadvisory Contract.

DISTRIBUTION SERVICES

     IMDI, a wholly owned subsidiary of MIMI, serves as the exclusive distributor of Ivy Fund's shares pursuant to an Amended and Restated Distribution Agreement with the Trust dated October 23, 1991, as amended from time to time (the "Distribution Agreement"). The Distribution Agreement was last approved by the Board on September 13, 1997. IMDI distributes shares of the Funds through broker-dealers who are members of the National Association of Securities Dealers, Inc. and who have executed dealer agreements with IMDI. IMDI distributes shares of the Funds on a continuous basis, but reserves the right to suspend or discontinue distribution on that basis. IMDI is not obligated to sell any specific amount of Fund shares.

     Pursuant to the Distribution Agreement, IMDI is entitled to deduct a commission on all Class A Fund shares sold equal to the difference, if any, between the public offering price, as set forth in the Funds' then-current prospectus, and the net asset value on which such price is based. Out of that commission, IMDI may reallow to dealers such concession as IMDI may determine from time to time. In addition, IMDI is entitled to deduct a CDSC on the redemption of Class A shares sold without an initial sales charge and Class B and Class C shares in accordance with, and in the manner set forth in, the Prospectus.

     Under the Distribution Agreement, each Fund bears, among other expenses, the expenses of registering and qualifying its shares for sale under federal and state securities laws and preparing and distributing to existing shareholders periodic reports, proxy materials and prospectuses.

     During the fiscal years ended December 31, 1995, 1996 and 1997, IMDI received from sales of Class A shares [FN][Shares of Ivy Canada Fund outstanding as of March 31, 1994 were designated Class A shares of the Fund.] of Ivy Canada Fund $45,959, $85,131 and $38,002, respectively, in sales commissions, of which $7,824, $12,272 and $5,470, respectively, was retained after dealers' reallowances. During the fiscal years ended December 31, 1995, 1996 and 1997, IMDI received $2,387, $6,288 and $3,951, respectively, in CDSCs on redemptions of Class B shares of the Fund. During the period April 30, 1996 (commencement of sales of Class C shares) to December 31, 1996 and during the fiscal year ended December 31, 1997, IMDI received $295 and $9,106, respectively, in CDSCs on redemptions of Class C shares of the Fund.

     During the fiscal years ended December 31, 1995, 1996 and 1997, IMDI received from sales of Class A shares of Ivy China Region Fund $132,337, $82,202 and $119,166, respectively, in sales commissions, of which $9,919, $11,936 and $16,806, respectively, was retained after dealers' reallowances. During the fiscal years ended December 31, 1995, 1996 and 1997, IMDI received $48,686, $46,514 and $54,467, respectively, in CDSCs on redemptions of Class B shares of the Fund. During the period April 30, 1996 (commencement of sales of Class C shares) to December 31, 1996 and during the fiscal year ended December 31, 1997, IMDI received $46 and $3,825, respectively, in CDSCs on redemptions of Class C shares of the Fund.

     During the fiscal years ended December 31, 1995, 1996 and 1997, IMDI received from sales of Class A [FN][Shares of Ivy Global Fund outstanding as of March 31, 1994 were designated Class A shares of the Fund.] shares of Ivy Global Fund $150,828, $130,266 and $74,515, respectively, in sales commissions, of which $23,153, $23,164 and $10,387, respectively, was retained after dealers' reallowances. During the fiscal years ended December 31, 1995, 1996 and 1997, IMDI received $2,833, $9,991 and $35,120, respectively, in CDSCs on redemptions of Class B shares of the Fund. During the period April 30, 1996 (commencement of sales of Class C shares) to December 31, 1996 and during the fiscal year ended December 31, 1997, IMDI received CDSCs of $0 and $184, respectively, on redemptions of Class C shares of the Fund.

     During the period July 22, 1996 (commencement of operations) to December 31, 1996 and during the fiscal year ended December 31, 1997, IMDI received from sales of Class A shares of Ivy Global Science & Technology Fund $122,226 and $243,079, respectively, in sales commissions, of which $16,160 and $32,035, respectively, was retained after dealers' reallowances. During the period July 22, 1996 (commencement of operations) to December 31, 1996 and during the fiscal year ended December 31, 1997, IMDI received $338 and $13,617, respectively, in CDSCs on redemptions of Class B shares of the Fund. During the period July 22, 1996 (commencement of operations) to December 31, 1996 and during the fiscal year ended December 31, 1997, IMDI received CDSCs of $0 and $1,945, respectively, on redemptions of Class C shares of the Fund.

     During the fiscal years ended December 31, 1995, 1996 and 1997, IMDI received from sales of Class A shares of Ivy International Fund $931,967, $2,940,701 and $4,571,203,
respectively, in sales commissions, of which $144,220, $394,697 and $535,280, respectively, was retained after dealers' re-allowances. During the fiscal years ended December 31, 1995, 1996 and 1997, IMDI received $102,532, $192,262 and $910,836, respectively, in CDSCs paid upon certain redemptions of Class B shares of Ivy International Fund. During the period April 30, 1996 (commencement of sales of Class C shares) to December 31, 1996 and during the fiscal year ended December 31, 1997, IMDI received $943 and $54,778, respectively, in CDSCs on redemptions of Class C shares of the Fund.

     During the fiscal years ended December 31, 1995, 1996 and 1997, IMDI received from sales of Class A shares of Ivy South America Fund $65,204, $60,552 and $37,420, respectively, in sales commissions, of which $8,435, $10,392 and $5,358, respectively, was retained after dealers re-allowances. During the fiscal years ended December 31, 1995, 1996 and 1997, IMDI received $447, $1,116 and $13,727, respectively, in CDSCs on redemptions of Class
B shares of the Fund. During the period April 30, 1996 (commencement of sales of Class C shares) to December 31, 1996 and during the fiscal year ended December 31, 1997, IMDI received CDSCs of $0 and $57, respectively, on redemptions of Class C shares of the Fund.

     During the fiscal years ended December 31, 1995, 1996 and 1997, IMDI received from sales of Class A shares of Ivy Developing Nations Fund $96,634, $195,128 and $107,131,
respectively, in sales commissions, of which $14,419, $28,765 and $13,412, respectively, was retained after dealer re-allowances. During the fiscal years ended December 31, 1995, 1996 and 1997, IMDI received $813, $4,486 and $17,654, respectively, in CDSCs on redemptions of Class B shares of the Fund. During the period April 30, 1996 (commencement of sales of Class C shares) to December 31, 1996 and during the fiscal year ended December 31, 1997, IMDI received CDSCs of $0 and $4,572, respectively, on redemptions of Class C shares of the Fund.

     During the fiscal year ended December 31, 1997, IMDI received from sales of Class A shares of Ivy Asia Pacific Fund, Ivy Global Natural Resources Fund, Ivy International Fund II, Ivy International Small Companies Fund and Ivy Pan-Europe Fund $28,616, $35,134, $766,150, $53,343 and $2,609, respectively, in sales commissions, of which $3,127, $5,287, $64,357, $5,425 and
$418, respectively, was retained after dealer re-allowances. During the fiscal year ended December 31, 1997, IMDI received in CDSCs on redemptions of Class B shares of Ivy Asia Pacific Fund, Ivy Global Natural Resources Fund, Ivy International Fund II, Ivy International Small Companies Fund and Ivy Pan-Europe Fund $191, $1,211, $23,690, $3,035 and $0, respectively. During the fiscal year ended December 31, 1997, IMDI received in CDSCs on redemptions of Class C shares of Ivy Asia Pacific Fund, Ivy Global Natural Resources Fund, Ivy International Fund II, Ivy International Small Companies Fund and Ivy Pan-Europe Fund $73, $100, $12,004, $1,466 and $0, respectively.

     Each Distribution Agreement will continue in effect for successive one-year periods, provided that such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees, cast in person at a meeting called for that purpose and by the vote of either a majority of the entire Board or a majority of the outstanding voting securities of each Fund. Each Distribution Agreement may be terminated with respect to a particular Fund at any time, without payment of any penalty, by IMDI on 60 days' written notice to the particular Fund or by a Fund by vote of either a majority of the outstanding voting securities of the Fund or a majority of the Independent Trustees on 60 days' written notice to IMDI. Each Distribution Agreement shall terminate automatically in the event of its assignment.

     RULE 18F-3 PLAN. On February 23, 1995, the SEC adopted Rule 18f-3 under the 1940 Act, which permits a registered open-end investment company to issue multiple classes of shares in accordance with a written plan approved by the investment company's board of directors/trustees and filed with the SEC. At a meeting held on December 1-2, 1995, the Board adopted a multi-class plan (the "Rule 18f-3 plan") on behalf of each Fund. At a meeting held on February 8, 1997, the Board adopted the Rule 18f-3 plan on behalf of Ivy Pan-Europe Fund. At a meeting held on April 29, 1997, the Board adopted the Rule 18f-3 plan on behalf of Ivy International Fund II. At a meeting held on December 5-6, 1997, the Board last approved the Rule 18f-3 plan. The key features of the Rule 18f-3 plan are as follows: (i) shares of each class of a Fund represent an equal pro rata interest in that Fund and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications, terms and conditions, except that each class bears certain class-specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class; (ii) subject to certain limitations described in the Prospectus, shares of a particular class of a Fund may be exchanged for shares of the same class of another Ivy fund; and (iii) a Fund's Class B shares will convert automatically into Class A shares of that Fund after a period of eight years, based on the relative net asset value of such shares at the time of conversion.

     RULE 12B-1 DISTRIBUTION PLANS. The Trust has adopted on behalf of each Fund, in accordance with Rule 12b-1 under the 1940 Act, separate Rule 12b-1 distribution plans pertaining to the Funds' Class A, Class B and Class C shares (each, a "Plan"). In adopting each Plan, a majority of the Independent Trustees concluded in accordance with the requirements of Rule 12b-1 that there is a reasonable likelihood that each Plan will benefit each Fund and its shareholders. The Trustees of the Trust believe that the Plans should result in greater sales and/or fewer redemptions of each Fund's shares, although it is impossible to know for certain the level of sales and redemptions of a Fund's shares in the absence of a Plan or under an alternative distribution arrangement.

     Under each Plan, each Fund pays IMDI a service fee, accrued daily and paid monthly, at the annual rate of up to 0.25% of the average daily net assets attributable to its Class A, Class B or Class C shares, as the case may be. The services for which service fees may be paid include, among other things, advising clients or customers regarding the purchase, sale or retention of shares of the Fund, answering routine inquiries concerning the Fund and assisting shareholders in changing options or enrolling in specific plans. Pursuant to each Plan, service fee payments made out of or charged against the assets attributable to a Fund's Class A, Class B or Class C shares must be in reimbursement for services rendered for or on behalf of the affected class. The expenses not reimbursed in any one month may be reimbursed in a subsequent month. The Class A Plan (other than the Class A Plan for Ivy Canada Fund) does not provide for the payment of interest or carrying charges as distribution expenses.

     Under the Funds' Class B and Class C Plans, each Fund also pays IMDI a distribution fee, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets attributable to its Class B or Class C shares. Ivy Canada Fund also pays IMDI a distribution fee, accrued daily and paid monthly, at the annual rate of 0.15% of the average daily assets attributable to its Class A shares. IMDI may reallow to dealers all or a portion of the service and distribution fees as IMDI may determine from time to time. The distribution fee compensates IMDI for expenses incurred in connection with activities primarily intended to result in the sale of the Funds' Class B or Class C shares (and Class A shares, in the case of Ivy Canada
Fund), including the printing of prospectuses and reports for persons other than existing shareholders and the preparation, printing and distribution of sales literature and advertising materials. Pursuant to each Class B and Class C Plan (and Ivy Canada Fund's Class A Plan), IMDI may include interest, carrying or other finance charges in its calculation of distribution expenses, if not prohibited from doing so pursuant to an order of or a regulation adopted by the SEC.

     Among other things, each Plan provides that (1) IMDI will submit to the Board at least quarterly, and the Trustees will review, written reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made;
(2) each Plan will continue in effect only so long as such continuance is approved at least annually, and any material amendment thereto is approved, by the votes of a majority of the Board, including the Independent Trustees, cast in person at a meeting called for that purpose; (3) payments by each Fund under each Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of the relevant class; and (4) while each Plan is in effect, the selection and nomination of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust shall be committed to the discretion of the Trustees who are not "interested persons" of the Trust.

     IMDI may make payments for distribution assistance and for administrative and accounting services from resources that may include the management fees paid (to MIMI, in the case of Ivy Canada Fund and Ivy Global Natural Resources Fund) by a Fund. IMDI also may make payments (such as the service fee payments described above) to unaffiliated broker-dealers for services rendered in the distribution of each Fund's shares. To qualify for such payments, shares may be subject to a minimum holding period. However, no such payments will be made to any dealer or broker if at the end of each year the amount of shares held does not exceed a minimum amount. The minimum holding period and minimum level of holdings will be determined from time to time by IMDI.

     A report of the amount expended pursuant to each Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review at least quarterly.

     During the fiscal years ended December 31, 1995, 1996 and 1997, Ivy Canada Fund paid IMDI $73,233, $68,732 and $50,833, respectively, pursuant to its Class A plan. During the fiscal years ended December 31, 1995, 1996 and 1997, Ivy Canada Fund paid IMDI $8,964, $13,674 and $20,491, respectively, pursuant to its Class B plan. During the period April 30, 1996 (the date on which Class C shares of Ivy Canada Fund were first offered to the public) to December 31, 1996 and during the fiscal year ended December 31, 1997, Ivy Canada Fund paid IMDI $990 and $4,730, respectively, pursuant to its Class C plan.

     During the fiscal years ended December 31, 1995, 1996 and 1997, Ivy China Region Fund paid IMDI $32,647, $37,038 and $41,927, respectively, pursuant to its Class A Plan. During the fiscal years ended December 31, 1995, 1996 and 1997, Ivy China Region Fund paid IMDI $70,020, $84,812 and $99,827, respectively, pursuant to its Class B Plan. During the period April 30, 1996 (the date on which Class C shares of Ivy China Region Fund were first offered to the public) to December 31, 1996 and during the fiscal year ended December 31, 1997, Ivy China Region Fund paid IMDI $781 and $10,067, respectively, pursuant to its Class C plan.

     During the fiscal years ended December 31, 1995, 1996 and 1997, Ivy Global Fund paid IMDI $50,833, $59,251 and $64,567, respectively, pursuant to its Class A plan. During the fiscal years ended December 31, 1995, 1996 and 1997, the Fund paid IMDI $36,632, $64,463 and $117,793, respectively, pursuant to its Class B plan. During the period April 30, 1996 (the date on which Class C shares of Ivy Global Fund were first offered to the public) to December 31, 1996 and during the fiscal year ended December 31, 1997, Ivy Global Fund paid IMDI $37 and $7,922, respectively, pursuant to its Class C plan.

     During the period July 22, 1996 (commencement of operations) to December 31, 1996 and during the fiscal year ended December 31, 1997, Ivy Global Science & Technology Fund paid IMDI $3,592 and $28,111, respectively, pursuant to its Class A Plan, $4,377 and $63,671, respectively, pursuant to its Class B plan, and $2,217 and $53,500, respectively, pursuant to its Class C plan.

     For the fiscal years ended December 31, 1995, 1996 and 1997, Ivy International Fund paid IMDI $281,215, $1,671,153 and $3,454,477, respectively, pursuant to its Class A Plan. For the fiscal years ended December 31, 1995, 1996 and 1997, Ivy International Fund paid IMDI $474,670, $1,724,796 and $5,257,678, respectively, pursuant to its Class B Plan. During the period April 30, 1996 (the date on which Class C shares of Ivy International Fund were first offered to the public) to December 31, 1996 and during the fiscal year ended December 31, 1997, Ivy International Fund paid IMDI $100,898 and $1,487,376, respectively, pursuant to its Class C plan.

     During the fiscal years ended December 31, 1995, 1996 and 1997, Ivy South America Fund paid IMDI $2,637, $7,251 and $14,065, respectively, pursuant to its Class A plan. During the fiscal years ended December 31, 1995, 1996 and 1997, Ivy South America Fund paid IMDI $157, $3,855 and $33,776, respectively, pursuant to its Class B plan. During the period April 30, 1996 (the date on which Class C shares of Ivy South America Fund were first offered to the public) to December 31, 1996 and during the fiscal year ended December 31, 1997, Ivy South America Fund paid IMDI $317 and $4,244, respectively, pursuant to its Class C plan.

     During the fiscal years ended December 31, 1995, 1996 and 1997, Ivy Developing Nations Fund paid IMDI $3,888, $17,525 and $35,807, respectively, pursuant to its Class A plan. During the fiscal years ended December 31, 1995, 1996 and 1997, the Fund paid IMDI $4,160, $35,654 and $108,491, respectively, pursuant to its Class B plan. During the period April 30, 1996 (the date on which Class C shares of Ivy Developing Nations Fund were first offered to the public) to December 31, 1996 and during the fiscal year ended December 31, 1997, Ivy Developing Nations Fund paid IMDI $3,360 and $32,590, respectively, pursuant to its Class C plan.

     During the fiscal year ended December 31, 1997, Ivy Asia Pacific Fund, Ivy Global Natural Resources Fund and Ivy International Small Companies Fund paid IMDI $1,044, $10,462 and $2,266, respectively, pursuant to its Class A plan. During the fiscal year ended December 31, 1997, Ivy Asia Pacific Fund, Ivy Global Natural Resources Fund, or Ivy International Small Companies Fund paid IMDI $3,527, $21,463 and $6,742, respectively, pursuant to its Class B plan. During the fiscal year ended December 31, 1997, Ivy Asia Pacific Fund, Ivy Global Natural Resources Fund, or Ivy International Small Companies Fund paid IMDI $2,771, $890 and $11,992, respectively, pursuant to its Class C plan. During the period from May 13, 1997 (commencement of operations) to December 31, 1997 Ivy International Fund II and Ivy Pan-Europe Fund paid IMDI $18,444 and $471, respectively, pursuant to its Class A plan. During the period from May 13, 1997 (commencement of operations) to December 31, 1997 Ivy International Fund II and Ivy Pan-Europe Fund paid IMDI $218,274 and $89, respectively, pursuant to its Class B plan. During the period from May 13, 1997 (commencement of operations) to December 31, 1997 Ivy International Fund II and Ivy Pan-Europe Fund paid IMDI $121,813 and $0, respectively, pursuant to its Class C plan.

     During the fiscal year ended December 31, 1997, IMDI expended the following amounts in marketing Class A shares of Ivy Asia Pacific Fund: advertising, $66; printing and mailing of prospectuses to persons other than current shareholders, $11,629; compensation to dealers, $633; compensation to sales personnel, $1,277; seminars and meetings, $158; travel and entertainment, $121; general and administrative, $750; telephone, $33; and occupancy and equipment rental, $89.

     During the fiscal year ended December 31, 1997, IMDI expended the following amounts in marketing Class B shares of Ivy Asia Pacific Fund: advertising, $56; printing and mailing of prospectuses to persons other than current shareholders, $11,075; compensation to dealers, $3,661; compensation to sales personnel, $1,173; seminars and meetings, $915; travel and entertainment, $101; general and administrative, $657; telephone, $30; and occupancy and equipment rental, $82.

     During the fiscal year ended December 31, 1997, IMDI expended the following amounts in marketing Class C shares of Ivy Asia Pacific Fund: advertising, $57; printing and mailing of prospectuses to persons other than current shareholders, $9,287; compensation to dealers, $4,565; compensation to sales personnel,$1,045; seminars and meetings, $1,141; travel and entertainment, $105; general and administrative, $632; telephone, $28; and occupancy and equipment rental, $72.

     During the fiscal year ended December 31, 1997, IMDI expended the following amounts in marketing Class A shares of Ivy Canada Fund: advertising, $858; printing and mailing of prospectuses to persons other than current shareholders, $6,143; compensation to dealers, $7,091; compensation to sales personnel, $27,483; seminars and meetings, $1,773; travel and entertainment, $2,429; general and administrative, $21,460; telephone, $764; and occupancy and equipment rental, $1,951.

     During the fiscal year ended December 31, 1997, IMDI expended the following amounts in marketing Class B shares of Ivy Canada Fund: advertising, $143; printing and mailing of prospectuses to persons other than current shareholders, $1,001; compensation to dealers, $6,594; compensation to sales personnel, $4,546; seminars and meetings, $1,649; travel and entertainment, $400; general and administrative, $3,519; telephone, $126; and occupancy and equipment rental, $323.

     During the fiscal year ended December 31, 1997, IMDI expended the following amounts in marketing Class C shares of Ivy
Canada Fund: advertising, $34; printing and mailing of prospectuses to persons other than current shareholders, $240;
compensation to dealers, $2,014; compensation to sales personnel,$1,070; seminars and meetings, $503; travel and entertainment, $94; general and administrative, $836; telephone, $30; and occupancy and equipment rental, $76.

     During the fiscal year ended December 31, 1997, IMDI expended the following amounts in marketing Class A shares of Ivy China Region Fund: advertising, $1,349; printing and mailing of prospectuses to persons other than current shareholders, $10,737; compensation to dealers, $8,859; compensation to sales personnel, $38,284; seminars and meetings, $2,215; travel and entertainment, $3,264; general and administrative, $26,999; telephone, $1,036; and occupancy and equipment rental, $2,712.

     During the fiscal year ended December 31, 1997, IMDI expended the following amounts in marketing Class B shares of Ivy China Region Fund: advertising, $804; printing and mailing of prospectuses to persons other than current shareholders, $6,427; compensation to dealers, $34,214; compensation to sales personnel, $22,915; seminars and meetings, $8,554; travel and entertainment, $1,958; general and administrative, $16,239; telephone, $621; and occupancy and equipment rental, $1,623.

     During the fiscal year ended December 31, 1997, IMDI expended the following amounts in marketing Class C shares of Ivy China Region Fund: advertising, $96; printing and mailing of prospectuses to persons other than current shareholders, $730; compensation to dealers, $6,782; compensation to sales personnel, $2,602; seminars and meetings, $1,698; travel and entertainment, $216; general and administrative, $1,731; telephone, $70; and occupancy and equipment rental, $184.

     During the fiscal year ended December 31, 1997, IMDI expended the following amounts in marketing Class A shares of Ivy Global Fund: advertising, $2,074; printing and mailing of prospectuses to persons other than current shareholders, $7,895; compensation to dealers, $18,685; compensation to sales personnel, $57,749; seminars and meetings, $4,671; travel and entertainment, $5,011; general and administrative, $40,996; telephone, $1,568; and occupancy and equipment rental, $4,085.

     During the fiscal year ended December 31, 1997, IMDI expended the following amounts in marketing Class B shares of Ivy Global Fund: advertising, $1,002; printing and mailing of prospectuses to persons other than current shareholders, $3,663; compensation to dealers, $43,604; compensation to sales personnel, $27,329; seminars and meetings, $10,901; travel and entertainment, $2,334; general and administrative, $18,823; telephone, $736; and occupancy and equipment rental, $1,934.

     During the fiscal year ended December 31, 1997, IMDI expended the following amounts in marketing Class C shares of Ivy Global Fund: advertising, $71; printing and mailing of prospectuses to persons other than current shareholders, $261; compensation to dealers, $4,517; compensation to sales personnel, $1,940; seminars and meetings, $1,129; travel and entertainment, $166; general and administrative, $1,341; telephone, $52; and occupancy and equipment rental, $137.

     During the fiscal year ended December 31, 1997, IMDI expended the following amounts in marketing Class A shares of Ivy
Global Natural Resources Fund: advertising, $667; printing and mailing of prospectuses to persons other than current shareholders, $16,792; compensation to dealers, $5,925;
compensation to sales personnel, $12,738; seminars and meetings, $1,481; travel and entertainment, $1,224; general and administrative, $7,533; telephone, $338; and occupancy and equipment rental, $884.

     During the fiscal year ended December 31, 1997, IMDI expended the following amounts in marketing Class B shares of Ivy
Global Natural Resources Fund: advertising, $365; printing and mailing of prospectuses to persons other than current shareholders, $9,224; compensation to dealers, $13,126;
compensation to sales personnel, $7,025; seminars and meetings, $3,282; travel and entertainment, $667; general and administrative, $4,133; telephone, $186; and occupancy and equipment rental, $488.

     During the fiscal year ended December 31, 1997, IMDI expended the following amounts in marketing Class C shares of Ivy Global Natural Resources Fund: advertising, $16; printing and mailing of prospectuses to persons other than current shareholders, $399; compensation to dealers, $819; compensation to sales personnel, $298; seminars and meetings, $205; travel and entertainment, $50; general and administrative, $179; telephone, $8; and occupancy and equipment rental, $21.

     During the fiscal year ended December 31, 1997, IMDI expended the following amounts in marketing Class A shares of Ivy Global Science & Technology Fund: advertising, $1,255; printing and mailing of prospectuses to persons other than current shareholders, $16,224; compensation to dealers, $9,513; compensation to sales personnel, $27,968; seminars and meetings, $2,378; travel and entertainment, $2,432; general and administrative, $16,860; telephone, $733; and occupancy and equipment rental, $1,962.

     During the fiscal year ended December 31, 1997, IMDI expended the following amounts in marketing Class B shares of Ivy
Global Science & Technology Fund: advertising, $726; printing and mailing of prospectuses to persons other than current shareholders, $8,702; compensation to dealers, $35,704;
compensation to sales personnel, $16,276; seminars and meetings, $8,926; travel and entertainment, $1,391; general and administrative, $9,658; telephone, $425; and occupancy and equipment rental, $1,143.

     During the fiscal year ended December 31, 1997, IMDI expended the following amounts in marketing Class C shares of Ivy
Global Science & Technology Fund: advertising, $621; printing and mailing of prospectuses to persons other than current shareholders, $7,777; compensation to dealers, $38,708;
compensation to sales personnel, $13,856; seminars and meetings, $9,677; travel and entertainment, $1,197; general and administrative, $8,299; telephone, $363; and occupancy and equipment rental, $972.

     During the period from May 13, 1997 (commencement of operations) to December 31, 1997, IMDI expended the following amounts in marketing Class A shares of Ivy International Fund II:

advertising, $1,060; printing and mailing of prospectuses to persons other than current shareholders, $16,952; compensation to dealers, $4,148; compensation to sales personnel, $24,893;
seminars and meetings, $1,037; travel and entertainment, $1,867;
general and administrative, $13,129; telephone, $625; and occupancy and equipment rental, $1,760.

     During the period from May 13, 1997 (commencement of operations) to December 31, 1997, IMDI expended the following amounts in marketing Class B shares of Ivy International Fund II:

advertising, $3,276; printing and mailing of prospectuses to persons other than current shareholders, $52,365; compensation to dealers, $206,761; compensation to sales personnel, $76,896; seminars and meetings, $51,690; travel and entertainment, $5,768; general and administrative, $40,556; telephone, $1,930; and occupancy and equipment rental, $5,438.

     During the period from May 13, 1997 (commencement of operations) to December 31, 1997, IMDI expended the following amounts in marketing Class C shares of Ivy International Fund II:

advertising, $1,806; printing and mailing of prospectuses to persons other than current shareholders, $28,876; compensation to dealers, $152,360; compensation to sales personnel, $42,403; seminars and meetings, $38,090; travel and entertainment, $3,181; general and administrative, $22,364; telephone, $1,064; and occupancy and equipment rental, $2,999.

     During the fiscal year ended December 31, 1997, IMDI expended the following amounts in marketing Class A shares of Ivy International Fund: advertising, $158,860; printing and mailing of prospectuses to persons other than current shareholders, $429,373; compensation to dealers, $1,253,172; compensation to sales personnel, $3,907,092; seminars and meetings, $313,293; travel and entertainment, $328,189; general and administrative, $2,455,783; telephone, $102,891; and occupancy and equipment rental, $275,579.

     During the fiscal year ended December 31, 1997, IMDI expended the following amounts in marketing Class B shares of Ivy International Fund: advertising, $51,897; printing and mailing of prospectuses to persons other than current shareholders, $141,085; compensation to dealers, $2,476,536; compensation to sales personnel,$1,279,048; seminars and meetings, $619,134; travel and entertainment, $107,940; general and administrative, $809,589; telephone, $33,752; and occupancy and equipment rental, $90,204.

     During the fiscal year ended December 31, 1997, IMDI expended the following amounts in marketing Class C shares of Ivy International Fund: advertising, $15,545; printing and mailing of prospectuses to persons other than current shareholders, $41,649; compensation to dealers, $1,060,244; compensation to sales personnel,$381,130; seminars and meetings, $265,061; travel and entertainment, $31,787; general and administrative, $287,010; telephone, $10,006; and occupancy and equipment rental, $26,887.

     During the fiscal year ended December 31, 1997, IMDI expended the following amounts in marketing Class A shares of Ivy International Small Companies Fund: advertising, $138; printing and mailing of prospectuses to persons other than current shareholders, $6,676; compensation to dealers, $1,654; compensation to sales personnel,$2,722; seminars and meetings, $413; travel and entertainment, $251; general and administrative, $1,577; telephone, $72; and occupancy and equipment rental, $190.

     During the fiscal year ended December 31, 1997, IMDI expended the following amounts in marketing Class B shares of Ivy
International Small Companies Fund: advertising, $103; printing and mailing of prospectuses to persons other than current shareholders, $5,042; compensation to dealers, $4,876;
compensation to sales personnel, $2,060; seminars and meetings, $1,219; travel and entertainment, $189; general and administrative, $1,191; telephone, $54; and occupancy and equipment rental, $143.

     During the fiscal year ended December 31, 1997, IMDI expended the following amounts in marketing Class C shares of Ivy
International Small Companies Fund: advertising, $212; printing and mailing of prospectuses to persons other than current shareholders, $10,149; compensation to dealers, $11,255;
compensation to sales personnel,$4,083; seminars and meetings, $2,814; travel and entertainment, $387; general and administrative, $2,398; telephone, $108; and occupancy and equipment rental, $284.

     During the fiscal year ended December 31, 1997, IMDI expended the following amounts in marketing Class A shares of Ivy South America Fund: advertising, $533; printing and mailing of prospectuses to persons other than current shareholders, $3,585; compensation to dealers, $5,340; compensation to sales personnel, $13,244; seminars and meetings, $1,335; travel and entertainment, $1,129; general and administrative, $8,527; telephone, $351; and occupancy and equipment rental, $934.

     During the fiscal year ended December 31, 1997, IMDI expended the following amounts in marketing Class B shares of Ivy South America Fund: advertising, $323; printing and mailing of prospectuses to persons other than current shareholders, $2,207; compensation to dealers, $14,248; compensation to sales personnel,$8,049; seminars and meetings, $3,562; travel and entertainment, $690; general and administrative, $5,222; telephone, $214; and occupancy and equipment rental, $567.

     During the fiscal year ended December 31, 1997, IMDI expended the following amounts in marketing Class C shares of Ivy South America Fund: advertising, $44; printing and mailing of prospectuses to persons other than current shareholders, $275; compensation to dealers, $2,827; compensation to sales personnel,$1,075; seminars and meetings, $707; travel and entertainment, $90; general and administrative, $671; telephone, $28; and occupancy and equipment rental, $76.

     During the fiscal year ended December 31, 1997, IMDI expended the following amounts in marketing Class A shares of Ivy Developing Nations Fund: advertising, $1,357; printing and mailing of prospectuses to persons other than current shareholders, $14,809; compensation to dealers, $14,897; compensation to sales personnel,$32,914; seminars and meetings, $3,724; travel and entertainment, $2,851; general and administrative, $21,201; telephone, $874; and occupancy and equipment rental, $2,318.

     During the fiscal year ended December 31, 1997, IMDI expended the following amounts in marketing Class B shares of Ivy Developing Nations Fund: advertising, $1,073; printing and mailing of prospectuses to persons other than current shareholders, $11,351; compensation to dealers, $42,006; compensation to sales personnel,$25,931; seminars and meetings, $10,502; travel and entertainment, $2,214; general and administrative, $16,388; telephone, $686; and occupancy and equipment rental, $1,826.

     During the fiscal year ended December 31, 1997, IMDI expended the following amounts in marketing Class C shares of Ivy Developing Nations Fund: advertising, $317; printing and mailing of prospectuses to persons other than current shareholders, $3,419; compensation to dealers, $16,459; compensation to sales personnel,$7,695; seminars and meetings, $4,115; travel and entertainment, $662; general and administrative, $4,914; telephone, $204; and occupancy and equipment rental, $542.

     During the period from May 13, 1997 (commencement of operations) to December 31, 1997, IMDI expended the following amounts in marketing Class A shares of Ivy Pan-Europe Fund: advertising, $30; printing and mailing of prospectuses to persons other than current shareholders, $1,522; compensation to dealers, $123; compensation to sales personnel, $698; seminars and meetings, $31; travel and entertainment, $52; general and administrative, $368; telephone, $18; and occupancy and equipment rental, $49.

     During the period from May 13, 1997 (commencement of operations) to December 31, 1997, IMDI expended the following amounts in marketing Class B shares of Ivy Pan-Europe Fund: advertising, $2; printing and mailing of prospectuses to persons other than current shareholders, $84; compensation to dealers, $262; compensation to sales personnel, $39; seminars and meetings, $66; travel and entertainment, $3; general and administrative, $20; telephone, $1; and occupancy and equipment rental, $3.

     Each Plan may be amended at any time with respect to the class of shares of the Fund to which the Plan relates by vote of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of considering such amendment. Each Plan may be terminated at any time with respect to the class of shares of the particular Fund to which the Plan relates, without payment of any penalty, by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of that class.

     If the Distribution Agreement or the Distribution Plans are terminated (or not renewed) with respect to any of the Ivy funds (or class of shares thereof), each may continue in effect with respect to any other fund (or Class of shares thereof) as to which they have not been terminated (or have been renewed).

CUSTODIAN

     Pursuant to a Custodian Agreement with the Trust, Brown Brothers Harriman & Co. (the "Custodian"), a private bank and member of the principal securities exchanges, located at 40 Water Street, Boston, Massachusetts 02109, maintains custody of the assets of each Fund held in the United States. Under the Custodian Agreement, the Custodian also provides certain financial services for Ivy International Fund, including bookkeeping, computation of daily net asset value, maintenance of income, expense and brokerage records, and provision of all information required by the Trust in order to satisfy its reporting and filing requirements. Rules adopted under the 1940 Act permit the Trust to maintain its foreign securities (Canadian securities, with respect to Ivy Canada Fund and Ivy Global Natural Resources Fund) and cash in the custody of certain eligible foreign banks and securities depositories (and certain eligible Canadian banks and securities depositories, with respect to Ivy Canada Fund and Ivy Global Natural Resources Fund). Pursuant to those rules, the Custodian has entered into subcustodial agreements for the holding of each Fund's foreign securities (and for the holding of Ivy Canada Fund's and Ivy Global Natural Resources Fund's non-Canadian foreign securities).

Similarly, pursuant to those rules, Ivy Canada Fund's and Ivy Global Natural Resources Fund's portfolio securities and cash, when invested in Canadian securities, will be held by its Sub-custodian, The Bank of Nova Scotia. With respect to each Fund, except for Ivy Canada Fund and Ivy Global Natural Resources Fund, the Custodian may receive, as partial payment for its services to such Funds, a portion of the Trust's brokerage business, subject to its ability to provide best price and execution.

FUND ACCOUNTING SERVICES

     Pursuant to a Fund Accounting Services Agreement, MIMI provides certain accounting and pricing services for the Funds. As compensation for those services, each Fund pays MIMI a monthly fee plus out-of-pocket expenses as incurred. The monthly fee is based upon the net assets of a Fund at the preceding month end at the following rates: $1,250 when net assets are $10 million and under; $2,500 when net assets are over $10 million to $40 million; $5,000 when net assets are over $40 million to $75 million; and $6,500 when net assets are over $75 million.

     For the fiscal years ended December 31, 1995, 1996 and 1997, Ivy Canada Fund paid MIMI $32,399, 33,091 and $35,010, respectively, under the agreement. During the fiscal years ended December 31, 1995, 1996 and 1997, Ivy China Region Fund paid MIMI $32,653, $35,038 and $14,277, respectively, under the agreement. For the fiscal years ended December 31, 1995, 1996 and 1997, Ivy Global Fund paid MIMI $32,982, 34,802 and $37,169, respectively, under the agreement. During the period from July 22, 1996 (commencement of operations) to December 31, 1996 and during the fiscal year ended December 31, 1997, Ivy Global Science & Technology Fund paid MIMI $9,171 and $36,454, respectively, under the agreement. For the fiscal years ended December 31, 1995, 1996 and 1997, Ivy International Fund paid MIMI $91,612, $173,986 and $171,582, respectively, under the agreement. During the fiscal years ended December 31, 1995, 1996 and 1997, Ivy South America Fund paid MIMI $15,094, $16,731 and $24,860, respectively, under the agreement. During the fiscal years ended December 31, 1995, 1996 and 1997, Ivy Developing Nations Fund paid MIMI $15,112, $25,951 and $37,378, respectively, under the agreement. During the fiscal year ended December 31, 1997, Ivy Asia Pacific Fund, Ivy Global Natural Resources Fund and Ivy International Small Companies Fund paid MIMI $18,400, $18,506, and $18,633, respectively, under the agreement. For the period from May 13, 1997 (commencement of operations) to December 31, 1997, Ivy International Fund II and Ivy Pan-Europe Fund paid MIMI $4,317 and $11,543, respectively, under the agreement.

TRANSFER AGENT AND DIVIDEND PAYING AGENT

     Pursuant to a Transfer Agency and Shareholder Service Agreement, IMSC, a wholly owned subsidiary of MIMI, is the transfer agent for each Fund. Each Fund (except for the Class I Funds with respect to their Class I shares) pays a monthly fee at an annual rate of $20.00 for each open Class A, Class B and Class C account. The Class I Funds pay $10.25 per open Class I account. In addition, each Fund pays a monthly fee at an annual rate of $4.58 per account that is closed plus certain out-of-pocket expenses. Such fees and expenses for the fiscal year ended December 31, 1997 for Ivy Asia Pacific Fund, Ivy Canada Fund, Ivy China Region Fund, Ivy Developing Nations Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy International Fund, Ivy International Small Companies Fund and Ivy South America Fund totalled $2,346, $77,371, $100,600, $75,714, $9,520, $45,539,
$3,166,932, $7,433, $22,139 and $67,307, respectively.  Such fees and expenses for the period from May 13, 1997 (commencement of operations) to December 31, 1997 for Ivy International Fund II and Ivy Pan-Europe Fund totalled $84,604 and $416, respectively. Certain broker-dealers that maintain shareholder accounts with a Fund through an omnibus account provide transfer agent and other shareholder-related services that would otherwise be provided by IMSC if the individual accounts that comprise the omnibus account were opened by their beneficial owners directly. IMSC pays such broker-dealers a per account fee for each open account within the omnibus account, or a fixed rate (e.g., .10%) fee, based on the average daily net asset value of the omnibus account (or a combination thereof).

ADMINISTRATOR

     Pursuant to an Administrative Services Agreement, MIMI provides certain administrative services to each Fund. As compensation for these services, each Fund (except for the Class I Funds with respect to their Class I shares) pays MIMI a monthly fee at the annual rate of .10% of that Fund's average daily net assets. The Class I Funds pay MIMI a monthly fee at the annual rate of .01% of its average daily net assets for Class I. Such fees for the fiscal year ended December 31, 1997 for Ivy Asia Pacific Fund, Ivy Canada Fund, Ivy China Region Fund, Ivy Developing Nations Fund, Ivy Global Fund, Ivy Global Natural Resources Fund and Ivy Global Science & Technology Fund, Ivy International Fund, Ivy International Small Companies Fund and Ivy South America Fund totalled $1,047, $15,230, $27,760, $38,398, $6,411, $22,962, $2,211,426, $2,880, $9,428 and
$28,429, respectively. Such fees and expenses for the period from May 13, 1997 (commencement of operations) to December 31, 1997 for Ivy International Fund II and Ivy Pan-Europe Fund totalled $41,386 and $198, respectively.

     Outside of providing administrative services to the Trust, as described above, MIMI may also act on behalf of IMDI in paying commissions to broker-dealers with respect to sales of Class B and Class C shares of each Fund.

AUDITORS

     Coopers & Lybrand L.L.P., independent certified public accountants, has been selected as auditors for the Trust. The audit services performed by Coopers & Lybrand L.L.P., include audits of the annual financial statements of each of the funds of the Trust. Other services provided principally relate to filings with the SEC and the preparation of the funds' tax returns.

     Year 2000 Risks. The services provided to the Funds by IMI, MFC, Northern Cross, MIMI and the Funds' other service providers are dependent on those service providers' computer systems. Many computer software and hardware systems in use today cannot distinguish between the year 2000 and the year 1900 because of the way dates are encoded and calculated (the "Year 2000 Problem"). The failure to make this distinction could have a negative implication on handling securities trades, pricing and account services. IMI, MFC, Northern Cross, MIMI and the Funds' other service providers are taking steps that each believes are reasonably designed to address the Year 2000 Problem with respect to the computer systems that they use. The Funds believe these steps will be sufficient to avoid any material adverse impact on the Funds. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds.

                CAPITALIZATION AND VOTING RIGHTS

     Ivy Canada Fund results from a reorganization of Mackenzie Canada Fund, a series of the Company, which reorganization was approved by shareholders on January 27, 1995. Ivy Global Fund results from a reorganization of Mackenzie Global Fund, which reorganization was approved by shareholders on January 27, 1995. The capitalization of the Trust consists of an unlimited number of shares of beneficial interest (no par value per share). When issued, shares of each class of each Fund are fully paid, non-assessable, redeemable and fully transferable. No class of shares of a Fund has preemptive rights or subscription rights.

     The Amended and Restated Declaration of Trust permits the Trustees to create separate series or portfolios and to divide any series or portfolio into one or more classes. The Trustees have authorized eighteen series, each of which represents a fund.

The Trustees have further authorized the issuance of Class A, Class B, and Class C shares for Ivy International Fund and Ivy Money Market Fund and Class A, Class B, Class C and Advisor Class shares for Ivy Asia Pacific Fund, Ivy Bond Fund, Ivy Canada Fund, Ivy China Region Fund, Ivy US Emerging Growth Fund (formerly Ivy Emerging Growth Fund until January 15, 1998), Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy Growth Fund, Ivy Growth with Income Fund, Ivy International Fund II, Ivy High Yield Fund (formerly Ivy International Bond Fund until January 28, 1998), Ivy South America Fund (formerly Ivy Latin America Strategy Fund until January 15, 1998), Ivy Developing Nations Fund (formerly Ivy New Century Fund until January 15, 1998) and Ivy Pan-Europe Fund, as well as Class I shares for Ivy Bond Fund, Ivy Global Science & Technology Fund, Ivy International Fund II, Ivy International Fund, Ivy High Yield Fund and Ivy International Small Companies Fund.

     Shareholders have the right to vote for the election of Trustees of the Trust and on any and all matters on which they may be entitled to vote by law or by the provisions of the Trust's By-Laws. The Trust is not required to hold a regular annual meeting of shareholders, and it does not intend to do so. Shares of each class of the Fund entitle their holders to one vote per share (with proportionate voting for fractional shares).

Shareholders of the Fund are entitled to vote alone on matters that only affect the Fund. All classes of shares of the Fund will vote together, except with respect to the distribution plan applicable to the Fund's Class A, Class B or Class C shares or when a class vote is required by the 1940 Act. On matters relating to all funds of the Trust, but affecting the funds differently, separate votes by the shareholders of each fund are required. Approval of an investment advisory agreement and a change in fundamental policies would be regarded as matters requiring separate voting by the shareholders of each fund of the Trust. If the Trustees determine that a matter does not affect the interests of a fund, then the shareholders of that fund will not be entitled to vote on that matter. Matters that affect the Trust in general, such as ratification of the selection of independent public accountants, will be voted upon collectively by the shareholders of all funds of the Trust.

     As used in this SAI and the Prospectus, the phrase "majority vote of the outstanding shares" of a Fund means the vote of the lesser of: (1) 67% of the shares of that Fund (or of the Trust) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of that Fund (or of the Trust).

     With respect to the submission to shareholder vote of a matter requiring separate voting by a Fund, the matter shall have been effectively acted upon with respect to that Fund if a majority of the outstanding voting securities of that Fund votes for the approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other fund of the Trust; or (2) the matter has not been approved by a majority of the outstanding voting securities of the Trust.

     The Amended and Restated Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. Shareholders will be assisted in communicating with other shareholders in connection with the removal of a Trustee as if Section 26(c) of the Act were applicable.

     The Trust's shares do not have cumulative voting rights and accordingly the holders of more than 50% of the outstanding shares could elect the entire Board, in which case the holders of the remaining shares would not be able to elect any Trustees.

     To the knowledge of the Trust, as of April 17, 1998, no shareholder owned beneficially or of record 5% or more of any Fund's outstanding Class A shares, except that of the outstanding Class A shares of Ivy Asia Pacific Fund, Donaldson Lufkin Jenrette Securities Corporation Inc.,
P.O. Box 2052, Jersey City, New Jersey 07303, owned of record 166,675.677 shares (38.07%)
and Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksosville, Florida 32246, owned of record 58,511.309 shares (13.36%); and except that of the outstanding Class A shares of Ivy China Region Fund, Resources Trust Co., P.O. Box 3865, Englewood Co., 80155-3865, owned of record 465,869.596 shares (22.29%); and except that of the outstanding Class A shares of Ivy Developing Nations Fund, Fleet National Bank, P.O. Box 92800, Rochester , New York 14692-8900 owned of record 73,245.436 shares (6.67%) and Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East,3rd Floor, Jacksonville, Florida 32246, owned of record 60,819.294 shares (5.54%); and except that of the outstanding Class A shares of Ivy Global Natural Resources Fund, Carn & Co., P.O. Box 96211 Washington, DC 20090-6211, owned of record 81,267.566 shares (29.08%), and First
Union National Bank, 1525 West WT Harris Blvd, Charotte, NC 28288-1151, owned of record 22,922.529 shares (8.20%); and except that of outstanding Class A shares of Ivy Global Science & Technology Fund , Donaldson Lufkin Jenrette Securities Corporation Inc., P.O. Box 2052, Jersey City, New Jersey 07303, owned of record 165,274.369 shares (24.09%), and Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive,3rd Floor, Jacksonville , Florida 32246, owned of record 35,974.163 shares (5.24%); and except that of the outstanding Class A shares of Ivy International Fund, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104, owned of record 15,517,777.019 shares (35.16%), and Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246, owned of record 5,304,142.077 shares (12.01%); and except that of the outstanding Class A shares of Ivy International Fund II, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive, 3rd Floor, Jacksonville, Florida 32246, owned of record 805,245.736 shares (33.37%); and except that of the outstanding Class A shares of Ivy International Small Companies Fund, Donaldson Lufkin Jenrette Securities Corporation Inc., P.O. Box 2052, Jersey City, New Jersey 07303, owned of record 19,407.118 shares (17.75%), Mackenzie Investment Management Inc., 700 S. Federal Hwy., Suite 300, Boca Raton, FL 33432, owned of record 10,102.416 shares (9.24%), and Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive, 3rd Floor, Jacksonville, Florida 32246, owned of record 8,388.029 shares (7.67%); and except that the outstanding Class A shares of Ivy Pan-Europe Fund, Mackenzie Investment Management Inc., 700 S. Federal Hwy., Boca Raton, FL 33432, owned of record 37,553.145 shares (25.51%), Pacific Century Trust, P.O. Box 888, Honolulu, HI, 96808- 0888, owned of record 41,238.142 shares (28.00%), and Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246, owned of record 18,419.996 shares (12.51); and except that of the outstanding Class A shares of Ivy South America Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246, owned of record 48,763.532 (12.14%), and FTC & Co., P.O. Box 173736, Denver, CO 80202 owned of record 25,251.702 (6.29%).


     To the knowledge of the Trust, as of April 17, 1998, no shareholder owned beneficially or of record 5% or more of any Fund's outstanding Class B shares, except that of the outstanding Class B shares of the Ivy Asia Pacific Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246, owned of record 94,518.384 shares (30.97%), and Donaldson Lufkin Jenrette Securities Corporation Inc., P.O. Box 2052, Jersey City, New Jersey 07303, owned of record 32,529.941 shares (10.66%); and except that of the outstanding Class B shares of Ivy Canada Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246, owned of record 33,426.107 shares (12.99%), and JW Charles Clearing Corp, FBO Joseph Zerger IRA, 1550 E. Oakland Park Blvd., Fort Lauderdale, FL 33334, owned of record 19,465.982 shares (7.56%) and Janet K Nichol,Trustee, 4440 Arch St., San Diego CA 92116 owned of record 13,769.993 shares (5.35%); and that of the outstanding Class B shares of the Ivy China Region Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246, owned of record 152,548.533 shares (14.68%); and that of the outstanding Class B shares of Ivy Developing Nations Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246, owned of record 411,118.769 shares (32.96%); and that of the outstanding Class B shares of the Ivy Global Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246, owned of record 84,896.525 shares (10.46%); and that of the outstanding Class B shares of the Ivy Global Natural Resources Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246, owned of record 104,611.624 shares (41.64%); and except that of the outstanding Class B shares of the Ivy International Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246, owned of record 6,666,653.322 shares (46.54%); and except that of the outstanding Class B shares of the Ivy International Fund II, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246, owned of record 4,609,455.833 shares (64.15%); and except that of the outstanding Class B shares of Ivy International Small Companies Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246, owned of record 27,519.468 shares (23.33%); and except that of the outstanding Class B shares of Ivy Pan-Europe Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246, owned of record 22,948.768 shares (36.14%), Pedodontic Asso. Inc.,4211 Haialae Ave., Suite 405, Honolulu HI 96816-5317, owned of record 10,964.806 shases (17.26%), Community National Bank, P.O. Box 210, 210 Main Street, Seneca, KS 66538, owned of record 5,248.619 shares (8.26%), and Wedbush Morgan Securities, 1000 Wilshire Blvd., Los Angeles, CA 91506, owned of record 5,080.145 shares (8.00%); and except that of the outstanding Class B shares of Ivy South America Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246, owned of record 103,513.751 shares (37.49%).

     To the knowledge of the Trust, as of April 17, 1998, no shareholder owned beneficially or of record 5% or more of any Fund's outstanding Class C shares, except that of the outstanding Class C shares of Ivy Canada Fund, Francisco Rodriguez Carrreras & Louis Rodriguez Aguilar JT TEN c/o Zarlene Imports, 1550 Oakland Park Blvd., Fort Lauderdale, FL 33334-4425, owned of record 22,667.623 shares (36.29%), Francisco Rodriguez Carrreras & Fuensanta Rosario Rodriguez Aguilar JT TEN c/o Zarlene Imports, 1550 Oakland Park Blvd., Fort Lauderdale, FL 33334-4425, owned of record 15,118.227 shares (24.20%), JW Charles Clearing Corp, FBO Giancarlo Dimizio IRA, 4900 N. Ocean Blvd. #1107, Fort Lauderdale, FL 33308, owned of record 4,980.896 shares (7.97%), Donaldson Lufkin Jenrette Securities Corporation Inc., P.O. Box 2052, Jersey City, New Jersey 07303, owned of record 4,784.434 shares (7.66%) and Alma R. Buncsak TTEE, 745 Cherokee Path, Lake Mills, WI 53551, owned of record 3,755.491 shares (6.01%); and that of the outstanding Class C shares of the Ivy China Region Fund, The Ohio Company FBO Gerald Mansbach c/o Mansbach Metal, 155 E. Broad Street,.Columbus, OH 43215, owned of record 26,790.606 shares (16.92%), and Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246, owned of record 42,593.930 shares (26.91%); and that of the outstanding Class C shares of Ivy Developing Nations Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246, owned of record 98,801.371 shares (29.38%); and that of the outstanding Class C shares of Ivy Global Fund, The Ohio Company FBO Gerald Mansbach c/o Mansbach Metal, 155 E. Broad Street, Columbus, OH 43215, owned of record 21,273.701 shares (29.64%), Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246, owned of record 14,219.372 shares (19.81%), Linda Powers Kunze TOD John Kunze, 10214 Old Orchard, Brecksville, OH 44141, owned of record 4,101.874 shares (5.71%), Donaldson Lufkin Jenrette Securities Corporation Inc., P.O. Box 2052, Jersey City, New Jersey 07303, owned of record 4,074.171 shares (5.67%), and Smith Barney Inc., owned of record 3,694.890 shares (5.14%); and that of the outstanding Class C shares of the Ivy Global Natural Resources Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246, owned of record 5,941.467 shares (41.26%), Katherine P Ralston & James W Ralston, 609 Hwy. 466, Lady Lake, FL 32159, owned of record 1,171.068 shares (8.13%), Anthony L Bassano & Marie E Bassano, 8934 Bari Court, Port Richey, FL 34668, owned of record 1,087.337 shares (7.55%), Donald W Nelson MD & Joanna R Nelson, 5015 NW 127th Street, Vancouver, WA 98685, owned of record 1,048.526 shares (7.28%), and Raymond James & Associates, Inc. CUST for Diversified Dental P/S, 10641 1st Street E, Suite 204, Treasure Island, FL 33706, owned of record
903.508 shares (6.27%); and except that of the outstanding Class C shares of Ivy Global Science & Technology Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246, owned of record 33,116.039 shares (8.54%); and except that of the outstanding Class C shares of the Ivy International Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246,
owned of record 2,897,728.850 shares (65.96%);   and except that
of the outstanding Class C shares of the Ivy International Fund II, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246, owned of record 2,910,639.915 shares (78.82%); and except that of the outstanding Class C shares of the Ivy International Small Companies Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246, owned of record 127,274.020 shares (71.36%), and The Ohio Company FBO Gerald Mansbach c/o Mansbach Metal, 155 East Broad Street, Columbus, OH 45459, owned of record 24,831.652 shares (13.92%); and except that of the outstanding Class C shares of Ivy Pan-Europe Fund, Pacific Century Trust, P.O. Box 3170, Honolulu, HI 86802-3170, owned of record 45,784.705 shares (79.88%), and Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246, owned of record 6,743.781 shares (11.76%); and except that of the outstanding Class C shares of Ivy South America Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246, owned of record 30,277.533 shares (73.26%), and Donaldson Lufkin Jenrette Securities Corporation Inc., P.O. Box 2052, Jersey City, New Jersey 07303, owned of record 2,257.262 shares (5.46%).



     To the knowledge of the Trust, as of April 17, 1998, no shareholder owned beneficially or of record 5% or more of any Fund's outstanding Class I shares, except that of the outstanding Class I shares of Ivy International Fund, The John E. Fetzer Institute Inc., 9292 W. KL Avenue, Kalamazoo, MI 49009, owned of record 621,454.124 shares (21.38%), Lynspen And Company, 420 North 20th Street, Birmingham, AL 35203, owned of record 347,976.439 shares (11.97%), State Street Bank, 200 Newport Ave., 7th Floor, North Quincy, MA 02171, owned of record 282,832.022 shares (9.73%), Enele Co., 1211 SW 5th Ave., Portland,OR 97204, owned of record 202,171.320 shares (6.95%), David & Co., P.O. Box 188, Murfreesboro, TN 37133-0188, owned of record 172,994.958 shares (5.95%), and S. Mark Taper Foundation, 12011 San Vicente Blvd., Suite 400, Los Angeles, CA 90049, owned of record 156,138.797 shares (5.37%).

     To the knowledge of the Trust, as of April 17, 1998, no shareholder owned beneficially or of record 5% or more of any Fund's outstanding Advisor Class shares, except that of the outstanding Advisor Class shares of Ivy China Region Fund, Donaldson Lufkin Jenrette Securities Corporation Inc., P.O. Box 2052, Jersey City, New Jersey 07303, owned of record 1,527.694 shares (99.99%); except that of the outstanding Advisor Class shares of Ivy International Fund II, Charles Schwab & Co.Inc., owned of record 14,512.325 shares (63.83%), and Donaldson Lufkin Jenrette Securities Corporation Inc., P.O. Box 2052, Jersey City, New Jersey 07303, owned of record 8,220.177 shares (36.15%); and except that of the outstanding Advisor Class shares of Ivy Pan-Europe Fund, Donaldson Lufkin Jenrette Securities Corporation Inc., P.O. Box 2052, Jersey City, New Jersey 07303, owned of record 2,087.343 shares (99.98%).

     Under Massachusetts law, the Trust's shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Amended and Restated Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or its Trustees. The Amended and Restated Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder of a Fund held personally liable for the obligations of that Fund. The risk of a shareholder of the Trust incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and, thus, should be considered remote. No series of the Trust is liable for the obligations of any other series of the Trust. However, because the Prospectus pertains to more than one Fund, it is possible that one of the Funds to which the Prospectus pertains might become liable for any misstatement, inaccuracy, or incomplete disclosure in the Prospectus concerning any other Fund to which the Prospectus pertains.

                         NET ASSET VALUE

     The net asset value per share of a Fund is computed by dividing the value of the Fund's aggregate net assets (i.e., its total assets less its liabilities) by the number of the Fund's shares outstanding. For purposes of determining a Fund's aggregate net assets, receivables are valued at their realizable amounts. A Fund's liabilities, if not identifiable as belonging to a particular class of the Fund, are allocated among the Fund's several classes based on their relative net asset size. Liabilities attributable to a particular class are charged to that class directly. The total liabilities for a class are then deducted from the class's proportionate interest in the Fund's assets, and the resulting amount is divided by the number of shares of the class outstanding to produce its net asset value per share.

     A security listed or traded on a recognized stock exchange or The Nasdaq Stock Market Inc. ("Nasdaq") is valued at the security's last sale price on the exchange on which the security is principally traded. If no sale is reported at that time, the average between the current bid and asked price is used. The value of a foreign security is determined in its national currency as of the normal close of trading on the foreign exchange on which it is traded or as of the close of regular trading on the Exchange, if that is earlier, and that value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, eastern time, on the day the value of the foreign security is determined. All other securities for which OTC market quotations are readily available are valued at the average between the current bid and asked price.

     Debt securities normally are valued on the basis of quotes obtained from brokers and dealers (or pricing services that take into account appropriate valuation factors). Interest is accrued daily. Money market instruments are valued at amortized cost, which the Board believes approximates market value. Options are valued at the last sale price on the exchange on which they principally are traded, if available, and otherwise are valued at the last offering price, in the case of written options, and the last bid price, in the case of purchased options. Exchange listed and widely-traded OTC futures (and options thereon) are valued at the most recent settlement price. Securities and other assets for which market prices are not readily available are valued at fair value as determined by IMI and approved by the Board. Trading in securities on European and Far Eastern securities exchanges is normally completed before the close of regular trading on the Exchange. Trading on these foreign exchanges may not take place on all days on which there is regular trading on the Exchange, or may take place on days on which there is no regular trading on the Exchange (e.g., any of the national business holidays identified above). If events materially affecting the value of a Fund's portfolio securities occur between the time when these foreign exchanges close and the time when the Fund's net asset value is calculated, such securities may be valued at fair value as determined by IMI and approved by the Board.

     Portfolio securities are valued (and net asset value per share is determined) as of the close of regular trading on the Exchange (normally 4:00 p.m., eastern time) on each day the Exchange is open for trading. The Exchange and the Trust's offices are expected to be closed, and net asset value will not be calculated, on the following national business holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. On those days when either or both of the Funds' Custodian or the Exchange close early as a result of a partial holiday or otherwise, the Trust reserves the right to advance the time on that day by which purchase and redemption requests must be received.

     The sale of a Fund's shares will be suspended during any period when the determination of its net asset value is suspended pursuant to rules or orders of the SEC and may be suspended by the Board whenever in its judgment it is in the Fund's best interest to do so.

                       PORTFOLIO TURNOVER

     Each Fund purchases securities that are believed by IMI to have above average potential for capital appreciation. Common stocks are disposed of in situations where it is believed that potential for such appreciation has lessened or that other common stocks have a greater potential. Therefore, a Fund may purchase and sell securities without regard to the length of time the security is to be, or has been, held. A change in securities held by a Fund is known as "portfolio turnover" and may involve the payment by that Fund of dealer markup or underwriting commission and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities. A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the most recently completed fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during that year. For purposes of determining a Fund's portfolio turnover rate, all securities whose maturities at the time of acquisition were one year or less are excluded. The annual portfolio turnover rates for the Funds are provided in the Prospectus under "The Funds' Financial Highlights."

                           REDEMPTIONS

     Shares of each Fund are redeemed at their net asset value next determined after a proper redemption request has been received by IMSC, less any applicable CDSC.

     Unless a shareholder requests that the proceeds of any redemption be wired to his or her bank account, payment for shares tendered for redemption is made by check within seven days after tender in proper form, except that the Trust reserves the right to suspend the right of redemption or to postpone the date of payment upon redemption beyond seven days, (i) for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which trading on the Exchange is restricted, (ii) for any period during which an emergency exists as determined by the SEC as a result of which disposal of securities owned by a Fund is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or (iii) for such other periods as the SEC may by order permit for the protection of shareholders of a Fund.

     Under unusual circumstances, when the Board deems it in the best interest of a Fund's shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of that Fund taken at current values. If any such redemption in kind is to be made, each Fund may make an election pursuant to Rule 18f-1 under the 1940 Act. This will require the particular Fund to redeem with cash at a shareholder's election in any case where the redemption involves less than $250,000 (or 1% of that Fund's net asset value at the beginning of each 90-day period during which such redemptions are in effect, if that amount is less than $250,000). Should payment be made in securities, the redeeming shareholder may incur brokerage costs in converting such securities to cash.

     The Trust may redeem those accounts of shareholders who have maintained an investment, including sales charges paid, of less than $1,000 in a Fund for a period of more than 12 months. All accounts below that minimum will be redeemed simultaneously when MIMI deems it advisable. The $1,000 balance will be determined by actual dollar amounts invested by the shareholder, unaffected by market fluctuations. The Trust will notify any such shareholder by certified mail of its intention to redeem such account, and the shareholder shall have 60 days from the date of such letter to invest such additional sums as shall raise the value of such account above that minimum. Should the shareholder fail to forward such sum within 60 days of the date of the Trust's letter of notification, the Trust will redeem the shares held in such account and transmit the redemption in value thereof to the shareholder. However, those shareholders who are investing pursuant to the Automatic Investment Method will not be redeemed automatically unless they have ceased making payments pursuant to the plan for a period of at least six consecutive months, and these shareholders will be given six-months' notice by the Trust before such redemption. Shareholders in a qualified retirement, pension or profit sharing plan who wish to avoid tax consequences must "rollover" any sum so redeemed into another qualified plan within 60 days. The Trustees of the Trust may change the minimum account size.

     If a shareholder has given authorization for telephonic redemption privilege, shares can be redeemed and proceeds sent by Federal wire to a single previously designated bank account. Delivery of the proceeds of a wire redemption request of $250,000 or more may be delayed by a Fund for up to seven days if deemed appropriate under then-current market conditions. The Trust reserves the right to change this minimum or to terminate the telephonic redemption privilege without prior notice. The Trust cannot be responsible for the efficiency of the Federal wire system of the shareholder's dealer of record or bank. The shareholder is responsible for any charges by the shareholder's bank.

     Each Fund employs reasonable procedures that require personal identification prior to acting on redemption or exchange instructions communicated by telephone to confirm that such instructions are genuine. In the absence of such instructions, a Fund may be liable for any losses due to unauthorized or fraudulent telephone instructions.

                  CONVERSION OF CLASS B SHARES

     As described in the Prospectus, Class B shares of each Fund will automatically convert to Class A shares of the respective Fund, based on the relative net asset values per share of the two classes, no later than the month following the eighth anniversary of the initial issuance of such Class B shares of the particular Fund occurs. For the purpose of calculating the holding period required for conversion of Class B shares, the date of initial issuance shall mean: (1) the date on which such Class B shares were issued, or (2) for Class B shares obtained through an exchange, or a series of exchanges, (subject to the exchange privileges for Class B shares) the date on which the original Class B shares were issued. For purposes of conversion of Class B shares, Class B shares purchased through the reinvestment of dividends and capital gain distributions paid in respect of Class B shares will be held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those shares in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through the reinvestment of dividends and capital gain distributions.

                            TAXATION

     The following is a general discussion of certain tax rules thought to be applicable with respect to the Funds. It is merely a summary and is not an exhaustive discussion of all possible situations or of all potentially applicable taxes. Accordingly, shareholders and prospective shareholders should consult a competent tax adviser about the tax consequences to them of investing in the Funds.

     Each Fund intends to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the particular Fund's assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the particular Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies).

     As a regulated investment company, each Fund generally will not be subject to U.S. Federal income tax on its income and gains that it distributes to shareholders, if at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and the excess of any short-term capital gains over long-term capital losses) for the taxable year is distributed. Each Fund intends to distribute all such income.

     Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, each Fund must distribute during each calendar year (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make distributions in accordance with the calendar year distribution requirements. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the particular Fund in October, November or December of the year with a record date in such a month and paid by that Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year the distributions are declared, rather than the calendar year in which the distributions are received.

OPTIONS, FUTURES AND FOREIGN CURRENCY FORWARD CONTRACTS

     The taxation of equity options and OTC options on debt securities is governed by Code section 1234. Pursuant to Code section 1234, the premium received by a Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

     Some of the options, futures and foreign currency forward contracts in which a Fund may invest may be "section 1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses; however, as described below, foreign currency gains or losses arising from certain section 1256 contracts are ordinary in character. Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

     The transactions in options, futures and forward contracts undertaken by a Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains or losses realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to a Fund are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders.

     A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

     Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

     Notwithstanding any of the foregoing, a Fund may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment of appreciated financial positions does not apply to certain transactions closed in the 90-day period ending with the 30th day after the close of a Fund's taxable year, if certain conditions are met.



CURRENCY FLUCTUATIONS -- "SECTION 988" GAINS OR LOSSES

     Gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues receivables or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities denominated in a foreign currency and certain options, futures and forward contracts, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income.

INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANIES

     A Fund may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which a Fund held the PFIC shares. A Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

     A Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. A Fund may elect to mark to market its PFIC shares, resulting in the shares being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported as ordinary income; any resulting loss and any loss from an actual disposition of the shares would be reported as ordinary loss to the extent of any net gains reported in prior years. Under another election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year.

DEBT SECURITIES ACQUIRED AT A DISCOUNT

     Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures.

     If a Fund invests in certain high yield original issue discount obligations issued by corporations, a portion of the original issue discount accruing on the obligation may be eligible for the deduction for dividends received by corporations. In such event, dividends of investment company taxable income received from the Fund by its corporate shareholders, to the extent attributable to such portion of accrued original issue discount, may be eligible for this deduction for dividends received by corporations if so designated by the Fund in a written notice to shareholders.

     Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. In addition, the deduction of any interest expenses attributable to debt securities having market discount may be deferred. Market discount generally accrues in equal daily installments. A Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

     Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, a Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

     A Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includible in income, even though cash representing such income may not have been received by a Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by a Fund.

DISTRIBUTIONS

     Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by a Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received from U.S. corporations by the Fund, may qualify for the dividends received deduction. However, the revised alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated by a Fund as capital gain dividends, are taxable to individual shareholders at a maximum 20% or 28% capital gains rate (depending on the Fund's holding period for the assets giving rise to the gain), whether paid in cash or in shares, and regardless of how long the shareholder has held the Fund's shares; such distributions are not eligible for the dividends received deduction. Shareholders receiving distributions in the form of newly issued shares will have a cost basis in each share received equal to the net asset value of a share of a Fund on the distribution date. A distribution of an amount in excess of a Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder's basis in his or her shares.

To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Shareholders will be notified annually as to the U.S. Federal tax status of distributions and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

     If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by a Fund, such distribution generally will be taxable even though it represents a return of invested capital. Shareholders should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which generally will be taxable to them.

DISPOSITION OF SHARES

     Upon a redemption, sale or exchange of his or her shares, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and, if so, may be eligible for reduced federal tax rates, depending upon the shareholder's holding period for the shares. Any loss realized on a redemption sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six-months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received or treated as having been received by the shareholder with respect to such shares.

     In some cases, shareholders will not be permitted to take all or portion of their sales loads into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales load in acquiring the shares of a Fund, (2) the shares are disposed of before the 91st day after the date on which they were acquired, and (3) the shareholder subsequently acquires shares in a Fund or another regulated investment company and the otherwise applicable sales charge is reduced under a "reinvestment right" received upon the initial purchase of Fund shares. The term "reinvestment right" means any right to acquire shares of one or more regulated investment companies without the payment of a sales load or with the payment of a reduced sales charge. Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right. This provision may be applied to successive acquisitions of fund shares.

FOREIGN WITHHOLDING TAXES

     Income received by a Fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country.

     If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and may elect to "pass-through" to that Fund's shareholders the amount of foreign income and similar taxes paid by that Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign income and similar taxes paid by a Fund, and will be entitled either to deduct his or her pro rata share of foreign income and similar taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. Federal income taxes, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Foreign taxes generally may not be deducted by a shareholder that is an individual in computing the alternative minimum tax. Each shareholder will be notified within 60 days after the close of a Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year and, if so, such notification will designate (1) the shareholder's portion of the foreign taxes paid to each such country and (2) the portion of the dividend which represents income derived from sources within each such country.

     Generally, except in the case of certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if a Fund makes the election described in the preceding paragraph, the source of that Fund's income flows through to its shareholders. With respect to a Fund, gains from the sale of securities generally will be treated as derived from U.S. sources and section 988 gains will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, including foreign source passive income received from a Fund. In addition, the foreign tax credit may offset only 90% of the revised alternative minimum tax imposed on corporations and individuals. Furthermore, the foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of the Fund are held by the Fund or the shareholder, as the case may be, for less than 16 days (46 days in the case of preferred shares) during the 30-day period (90-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend.

     The foregoing is only a general description of the foreign tax credit under current law. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

BACKUP WITHHOLDING

     Each Fund will be required to report to the Internal Revenue Service ("IRS") all taxable distributions as well as gross proceeds from the redemption of the particular Fund's shares, except in the case of certain exempt shareholders. All such distributions and proceeds will be subject to withholding of Federal income tax at a rate of 31% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish a Fund with and to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the particular Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. If the withholding provisions are applicable, any such distributions or proceeds, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld.

     Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above.
This discussion does not purport to deal with all of the tax consequences applicable to a Fund or shareholders. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

                     PERFORMANCE INFORMATION

     Comparisons of a Fund's performance may be made with respect to various unmanaged indices (including the TSE 300, S&P 100, S&P 500, Dow Jones Industrial Average and Major Market Index) which assume reinvestment of dividends, but do not reflect deductions for administrative and management costs. A Fund also may be compared to Lipper's Analytical Reports, reports produced by a widely used independent research firm that ranks mutual funds by overall performance, investment objectives and assets, or to Wiesenberger Reports. Lipper Analytical Services does not include sales charges in computing performance. Further information on comparisons is contained in the Prospectus. Performance rankings will be based on historical information and are not intended to indicate future performance.

     In addition, the Trust may, from time to time, include the average annual total return and the cumulative total return of shares of a Fund in advertisements, promotional literature or reports to shareholders or prospective investors.

     AVERAGE ANNUAL TOTAL RETURN. Quotations of standardized average annual total return ("Standardized Return") for a specific class of shares of a Fund will be expressed in terms of the average annual compounded rate of return that would cause a hypothetical investment in that class of a Fund made on the first day of a designated period to equal the ending redeemable value ("ERV") of such hypothetical investment on the last day of the designated period, according to the following formula:

          P(1 + T){superscript n} = ERV

Where:    P    =    a hypothetical initial payment of $1,000 to
                    purchase shares of a specific class

          T    =    the average annual total return of shares of
                    that class

          n    =    the number of years

          ERV  =    the ending redeemable value of a hypothetical
                    $1,000 payment made at the beginning of the period.

     For purposes of the above computation for a Fund, it is assumed that all dividends and capital gains distributions made by a Fund are reinvested at net asset value in additional shares of the same class during the designated period. In calculating the ending redeemable value for Class A shares and assuming complete redemption at the end of the applicable period, the maximum 5.75% sales charge is deducted from the initial $1,000 payment and, for Class B shares and Class C shares, the applicable CDSC imposed upon redemption of Class B shares or Class C shares held for the period is deducted. Standardized Return quotations for the Funds do not take into account any required payments for federal or state income taxes.
Standardized Return quotations for Class B shares for periods of over eight years will reflect conversion of the Class B shares to Class A shares at the end of the eighth year. Standardized Return quotations are determined to the nearest 1/100 of 1%.

     A Fund may, from time to time, include in advertisements, promotional literature or reports to shareholders or prospective investors total return data that are not calculated according to the formula set forth above ("Non-Standardized Return"). Neither initial nor CDSCs are taken into account in calculating Non-Standardized Return; a sales charge, if deducted, would reduce the return.

     The following tables summarize the calculation of Standardized and Non-Standardized Return for the Class A, Class B, Class C and Class I (for , Ivy Global Science & Technology Fund, Ivy International Fund, Ivy International Fund II and Ivy International Small Companies Fund) shares of the Funds for the periods indicated. In determining the average annual total return for a specific class of shares of a Fund, recurring fees, if any, that are charged to all shareholder accounts are taken into consideration. For any account fees that vary with the size of the account of a Fund, the account fee used for purposes of the following computations is assumed to be the fee that would be charged to the mean account size of the particular Fund. Shares of each of Ivy Canada Fund and Ivy Global Fund outstanding as of March 31, 1994 were designated Class A shares of each respective Fund. Shares of Ivy International Fund outstanding as of
October 22, 1993 have been redesignated as "Class A" shares of the Fund.

   IVY ASIA PACIFIC FUND:

                     STANDARDIZED RETURN[*]
                 CLASS A[1]   CLASS B[2]  CLASS C[3]

Inception[#] to/
One year ended
  December 31,
  1997:           (43.06)%      (42.96)%    (40.94)%


                  NON-STANDARDIZED RETURN[**]
                 CLASS A[4]   CLASS B[5]  CLASS C[6]

Inception[#] to/
One year ended
  December 31,
  1997:            (39.58)%    (39.96)%      (39.94)%
_________________________

[*] The Standardized Return figures for Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. The Standardized Return figures for Class B and C shares reflect the deduction of the applicable CDSC imposed on a redemption of Class B or C shares held for the period.

[**] The Non-Standardized Return figures do not reflect the deduction of any initial sales charge or CDSC.

[#]  The inception date for Ivy Asia Pacific Fund (and Class A,
     Class B and Class C shares of the Fund) was January 1, 1997.

[1] The Standardized Return figure for Class A shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class A shares for the period from inception through and the one year ended December 31, 1997 would have been (44.61)%.

[2] The Standardized Return figure for Class B shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class B shares for the period from inception through and the one year ended December 31, 1997 would have been (44.36)%.

[3] The Standardized Return figure for Class C shares reflects expense reimbursement. Without expense reimbursement, the Standardized Return for Class C shares for the period from inception through and the one year ended December 31, 1997 would have been (42.46)%.

[4] The Non-Standardized Return figure for Class A shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class A shares for the period from inception through and the one year ended December 31, 1997 would have been (41.23)%.

[5] The Non-Standardized Return figure for Class B shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class B shares for the period from inception through and the one year ended December 31, 1997 would have been (41.43)%.

[6] The Non-Standardized Return figure for Class C shares reflects expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class C shares for the period from inception through and the one year ended December 31, 1997 would have been (41.46)%.

   IVY CANADA FUND:

                     STANDARDIZED RETURN[*]
                 CLASS A[1]   CLASS B[2]  CLASS C[3]

   One year ended
  December 31,
  1997:           (28.14)%       (27.83)%    (24.95)%

Five years ended
  December 31,
  1997:             5.48%          N/A         N/A

Inception[#] to
  December 31,
  1997:[7]          0.38%        (4.47)%
                              (11.84)%


                  NON-STANDARDIZED RETURN[**]
                 CLASS A[4]   CLASS B[5]  CLASS C[6]

One year ended
  December 31,
     1997:         (23.75)%      (24.03)%    (23.95)%

Five years ended
  December 31,
  1997:              6.74%          N/A         N/A

Inception[#] to
  December 31,
  1997:[7]           0.96%        (3.72)%    (11.84)%
_________________________

[*] The Standardized Return figures for Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. The Standardized Return figures for Class B and C shares reflect the deduction of the applicable CDSC imposed on a redemption of Class B or C shares held for the period.

[**] The Non-Standardized Return figures do not reflect the deduction of any initial sales charge or CDSC.

[#] The inception date for Ivy Canada Fund (and the Class A shares of the Fund) was November 17, 1987; the inception date for Class B shares of the Fund was April 1, 1994. The inception date for Class C shares of the Fund is April 30, 1996. Until December 31, 1994, Mackenzie Investment Management, Inc. served as investment adviser to the Fund, which until that date was a series of the Company.

   [1] The Standardized Return figures for Class A shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class A shares for the one year ended December 31, 1997, the five years ended December 31, 1997 and the period from inception through December 31, 1997 would have been (28.14)%, 5.41% and 0.00%, respectively.

[2] The Standardized Return figures for Class B shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class B shares for the one year ended December 31, 1997 and the period from inception through December 31, 1997 would have been (27.83)% and (4.59)%, respectively. (Since the inception date for Class B shares of the Fund was April 1, 1994, there were no Class B shares outstanding for the duration of the five year period ending December 31, 1997.)

[3] The Standardized Return figure for Class C shares reflects expense reimbursement. Without expense reimbursement, the Standardized Return for Class C shares for the one year period ended December 31, 1997 and for the period from inception through December 31, 1997 would have been (24.95)% and (11.84)%, respectively. (Since the inception date for Class C shares of the Fund was April 30, 1996, there were no Class C shares outstanding for the duration of the five year period ending December 31, 1997.)

[4] The Non-Standardized Return figures for Class A shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class A shares for the one year ended December 31, 1997, the five years ended December 31, 1997 and the period from inception through December 31, 1997 would have been (23.75)%, 6.67% and 0.59%, respectively.

[5] The Non-Standardized Return figures for Class B shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class B shares for the one year ended December 31, 1997 and the period from inception through December 31, 1997 would have been (24.03)% and (3.81)%, respectively. (Since the inception date for Class B shares of the Fund was April 1, 1994, there were no Class B shares outstanding for the duration of the five year period ending December 31, 1997.)

[6] The Non-Standardized Return figure for Class C shares reflects expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class C shares for the one year period ended December 31, 1997 and for the period from inception through December 31, 1997 would have been (23.95)% and (11.84)%, respectively. (Since the inception date for Class C shares of the Fund was April 30, 1996, there were no Class C shares outstanding for the duration of the five year period ending December 31, 1997.)

[7] The total return for a period less than a full year is calculated on an aggregate basis and is not annualized.

IVY CHINA REGION FUND:

                     STANDARDIZED RETURN[*]
                 CLASS A[1]   CLASS B[2]  CLASS C[3]

One year ended
  December 31,
     1997:       (26.43)%     (26.44)%     (23.46)%

Inception[#] to
  December 31,
  1997:[7]        (5.69)%      (5.52)%      (9.38)%



                  NON-STANDARDIZED RETURN[**]
                 CLASS A[4]   CLASS B[5]  CLASS C[6]

One year ended
  December 31,
     1997:       (21.94)%     (22.57)%     (22.46)%

Inception[#] to
  December 31,
  1997:[7]        (4.35)%      (5.06)%      (9.38)%


_________________________

[*] The Standardized Return figures for Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. The Standardized Return figures for Class B and C shares reflect the deduction of the applicable CDSC imposed on a redemption of Class B or C shares held for the period.

[**] The Non-Standardized Return figures do not reflect the deduction of any initial sales charge or CDSC.

[#]  The inception date for Ivy China Region Fund (Class A and
     Class B shares) was October 23, 1993. The inception date for Class C shares of the Fund is April 30, 1996.



   [1] The Standardized Return figures for Class A shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class A shares for the one year ended December 31, 1997 and the period from inception through December 31, 1997 would have been (26.56)% and (6.05)%, respectively.

[2] The Standardized Return figures for Class B shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class B shares for the one year ended December 31, 1997 and the period from inception through December 31, 1997 would have been (26.60)% and (5.86)%, respectively.

[3] The Standardized Return figures for Class C shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class C shares for the one year ended and the period from inception through December 31, 1997 would have been (23.63)% and (9.51)%, respectively.

[4] The Non-Standardized Return figures for Class A shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class A shares for the one year ended December 31, 1997 and the period from inception through December 31, 1997 would have been (22.08)% and (4.71)%, respectively.

[5] The Non-Standardized Return figures for Class B shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class B shares for the one year ended December 31, 1997 and the period from inception through December 31, 1997 would have been (22.73)% and (5.40)%, respectively.

[6] The Non-Standardized Return figures for Class C shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class C shares for the one year ended and the period from inception through December 31, 1997 would have been (22.63)% and (9.51)%, respectively.

[7] The total return for a period less than a full year is calculated on an aggregate basis and is not annualized.


IVY GLOBAL FUND:

                     STANDARDIZED RETURN[*]
                 CLASS A[1]   CLASS B[2]  CLASS C[3]

One year ended
  December 31,
     1997:        (13.96)%      (13.86)%   (10.72)%

Five years ended
  December 31,
  1997:             6.74%       N/A          N/A

Inception[#] to
  December 31,
  1997:[7]          6.52%         2.89%      (4.21)%


                  NON-STANDARDIZED RETURN[**]
                 CLASS A[4]   CLASS B[5]  CLASS C[6]

One year ended
  December 31,
     1997:        (8.72)%      (9.33)%      (9.72)%

Five years ended
  December 31,
  1997:            8.01%        N/A          N/A

Inception[#] to
  December 31,
  1997:[7]         7.46%        3.62%       (4.21)%
_________________________

[*] The Standardized Return figures for Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. The Standardized Return figures for Class B and C shares reflect the deduction of the applicable CDSC imposed on a redemption of Class B or C shares held for the period.

[**] The Non-Standardized Return figures do not reflect the deduction of any initial sales charge or CDSC.

[#] The inception date for Ivy Global Fund (and Class A shares of the Fund) was April 18, 1991; the inception date for Class B shares of the Fund was April 1, 1994; and the inception date for the Class C shares of the Fund is April 30, 1996. Until December 31, 1994, Mackenzie Investment Management Inc. served as investment adviser to the Fund, which until that date was a series of the Company.

   [1] The Standardized Return figures for Class A shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class A shares for the one year ended December 31, 1997, the five years ended December 31, 1997 and the period from inception through December 31, 1997 would have been (13.96)%, 6.56% and 5.80%, respectively.

[2] The Standardized Return figures for Class B shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class B shares for the one year ended December 31, 1997 and the period from inception through December 31, 1997 would have been (13.86)% and 2.81%, respectively. (Since the inception date for Class B shares of the Fund was April 1, 1994, there were no Class B shares outstanding for the duration of the five year period ending December 31, 1997.)

[3] The Standardized Return figure for Class C shares reflects expense reimbursement. Without expense reimbursement, the Standardized Return for Class C shares for the one year ended and the period from inception through December 31, 1997 would have been (10.72)% and (4.21)%. (Since the inception date for Class C shares of the Fund was April 30, 1996, there were no Class C shares outstanding for the duration of the five year period ending December 31, 1996.)

[4] The Non-Standardized Return figures for Class A shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class A shares for the one year ended December 31, 1997, the five years ended December 31, 1997 and the period from inception through December 31, 1997 would have been (8.72)%, 7.84% and 6.75%, respectively.

[5] The Non-Standardized Return figures for Class B shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class B shares for the one year ended December 31, 1997 and the period from inception through December 31, 1997 would have been (9.33)% and 3.55%, respectively. (Since the inception date for Class B shares of the Fund was April 1, 1994, there were no Class B shares outstanding for the duration of the five year period ending December 31, 1997.)

[6] The Non-Standardized Return figure for Class C shares reflects expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class C shares for the one year ended and for the period from inception through December 31, 1997 would have been (9.72)% and (4.21)%, respectively. (Since the inception date for Class C shares of the Fund was April 30, 1996, there were no Class C shares outstanding for the duration of the five year period ending December 31, 1997.)

[7] The total return for a period less than a full year is calculated on an aggregate basis and is not annualized.

   IVY GLOBAL NATURAL RESOURCES FUND:

                     STANDARDIZED RETURN[*]
                 CLASS A[1]   CLASS B[2]  CLASS C[3]

   Inception[#] to/
One year ended
  December 31,
  1997:             0.80%       1.28%        5.08%


                  NON-STANDARDIZED RETURN[**]
                 CLASS A[4]   CLASS B[5]  CLASS C[6]

   Inception[#] to/
One year ended
  December 31,
  1997:             6.95%       6.28%        6.08%
_________________________

[*] The Standardized Return figures for Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. The Standardized Return figures for Class B and C shares reflect the deduction of the applicable CDSC imposed on a redemption of Class B or C shares held for the period.

[**] The Non-Standardized Return figures do not reflect the deduction of any initial sales charge or CDSC.

   [#]    The inception date for Ivy Global Natural Resources
          Fund (and Class A, Class B and Class C shares of the
          Fund) was January 1, 1997.

[1] The Standardized Return figure for Class A shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class A shares for the period from inception through and the one year ended December 31, 1997 would have been 0.73%.

[2] The Standardized Return figure for Class B shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class B shares for the period from inception through and the one year ended December 31, 1997 would have been 1.23%.

[3] The Standardized Return figure for Class C shares reflects expense reimbursement. Without expense reimbursement, the Standardized Return for Class C shares for the period from inception through and the one year ended December 31, 1997 would have been 5.02%.

[4] The Non-Standardized Return figure for Class A shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class A shares for the period from inception through and the one year ended December 31, 1997 would have been 6.87%.

[5] The Non-Standardized Return figure for Class B shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class B shares for the period from inception through and the one year ended December 31, 1997 would have been 6.23%.

[6] The Non-Standardized Return figure for Class C shares reflects expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class C shares for the period from inception through and the one year ended December 31, 1997 would have been 6.02%.

   IVY GLOBAL SCIENCE & TECHNOLOGY FUND:

                     STANDARDIZED RETURN[*]
                 CLASS A[1]   CLASS B[2]  CLASS C[3]CLASS I[4]
One year ended
 1997:            0.40%        0.66%      4.71%    N/A

Inception[#] to
 December 31,
 1997:[8]         41.59%       44.50%     46.91%   N/A


                  NON-STANDARDIZED RETURN[**]
                 CLASS A[5]   CLASS B[6]  CLASS C[7]CLASS I[4]

One year ended
 1997:            6.53%        5.66%      5.71%    N/A

Inception[#] to
 December 31,
 1997:[8]         47.38%       46.85%     46.91%   N/A
_________________________

[*] The Standardized Return figures for Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. The Standardized Return figures for Class B and C shares reflect the deduction of the applicable CDSC imposed on a redemption of Class B or C shares held for the period. Class I shares are not subject to an initial or a CDSC; therefore, the Non-Standardized Return figures would be identical to the Standardized Return figures.

[**] The Non-Standardized Return figures do not reflect the deduction of any initial sales charge or CDSC.

[#]  The inception date for Ivy Global Science & Technology Fund
     (and Class A, Class B, Class C and Class I shares of the
     Fund) was July 22, 1996.

[1] The Standardized Return figure for Class A shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class A shares for the one year period ended and for the period from inception through December 31, 1997 would have been 0.40% and 41.43%, respectively.

[2] The Standardized Return figure for Class B shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class B shares for the one year period ended and for the period from inception through December 31, 1997 would have been 0.66% and 44.42%, respectively.

[3] The Standardized Return figure for Class C shares reflects expense reimbursement. Without expense reimbursement, the Standardized Return for Class C shares for the one year period ended and for the period from inception through December 31, 1997 would have been 4.71% and 46.83%, respectively.

[4] Class I shares are not subject to an initial sales charge or a CDSC, therefore the Non-Standardized and Standardized
     Return figures are identical.

[5] The Non-Standardized Return figure for Class A shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class A shares for the one year period ended and for the period from inception through December 31, 1997 would have been 6.53% and 47.37%, respectively.

[6] The Non-Standardized Return figure for Class B shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class B shares for the one year period ended and for the period from inception through December 31, 1997 would have been 5.66% and 46.77%, respectively.

[7] The Non-Standardized Return figure for Class C shares reflects expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class C shares for the one year period ended and for the period from inception through December 31, 1997 would have been 5.71% and 46.83%, respectively.

[8] The total return for a period less than a full year is calculated on an aggregate basis and is not annualized.

   IVY INTERNATIONAL FUND II:

                     STANDARDIZED RETURN[*]
                 CLASS A[1]   CLASS B[2]  CLASS C[3]CLASS I[4]

Inception[#] to
 December 31,
 1997:[8]         (15.45)%     (15.25)%   (11.79)% N/A


                  NON-STANDARDIZED RETURN[**]
                 CLASS A[5]   CLASS B[6]  CLASS C[7]CLASS I[4]

Inception[#] to
  December 31,
  1997:[8]        (10.29)%     (10.79)%   (10.79)% N/A
_________________________

[*] The Standardized Return figures for Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. The Standardized Return figures for Class B and C shares reflect the deduction of the applicable CDSC imposed on a redemption of Class B or C shares held for the period. Class I shares are not subject to an initial or a CDSC; therefore, the Non-Standardized Return figures would be identical to the Standardized Return figures.

[**] The Non-Standardized Return figures do not reflect the deduction of any initial sales charge or CDSC.

[#]  The inception date for Ivy International Fund II (and Class
     A, Class B, Class C and Class I shares of the Fund) was May
     13, 1997.

[1] The Standardized Return figure for Class A shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class A shares for the period from inception through December 31, 1997 would have been (15.46)%.

[2] The Standardized Return figure for Class B shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class B shares for the period from inception through December 31, 1997 would have been (15.26)%.

[3] The Standardized Return figure for Class C shares reflects expense reimbursement. Without expense reimbursement, the Standardized Return for Class C shares for the period from inception through December 31, 1997 would have been (11.80)%.

[4] Class I shares are not subject to an initial sales charge or a CDSC, therefore the Non-Standardized and Standardized
     Return figures are identical.

[5] The Non-Standardized Return figure for Class A shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class A shares for the period from inception through December 31, 1997 would have been (10.30)%.

[6] The Non-Standardized Return figure for Class B shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class B shares for the period from inception through December 31, 1997 would have been (10.80)%.

[7] The Non-Standardized Return figure for Class C shares reflects expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class C shares for the period from inception through December 31, 1997 would have been (10.80)%.

[8] The total return for a period less than a full year is calculated on an aggregate basis and is not annualized.


IVY INTERNATIONAL FUND

                                  STANDARDIZED RETURN[*]
                 CLASS A[1] CLASS B[2] CLASS C[3]  CLASS I[4]

One year ended
  December 31,
     1997:        4.03%       4.49%       8.50%    10.87%

Five years ended
  December 31,
  1997:           16.69%       N/A        N/A        N/A

Ten years ended
  December 31,
  1997:           13.87%       N/A        N/A        N/A

Inception[#] to
  December 31,
  1997:[8]        N/A         11.68%      12.66%    12.74%


                            NON-STANDARDIZED RETURN[**]
                 CLASS A[5] CLASS B[6] CLASS C[7]  CLASS I[4]

One year ended
  December 31,
     1997:        10.38%      9.49%     9.50%      10.87%

Five years ended
  December 31,
  1997:           18.08%       N/A        N/A        N/A

Ten years ended
  December 31,
  1997:           14.55%       N/A        N/A        N/A

Inception[#] to
  December 31,
  1997:[8]        N/A         12.00%      12.66%    12.74%

_________________________

[*] The Standardized Return figures for Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. The Standardized Return figures for Class B and C shares reflect the deduction of the applicable CDSC imposed on a redemption of Class B or C shares held for the period. Class I shares are not subject to an initial or a CDSC; therefore, the Non-Standardized Return figures would be identical to the Standardized Return figures.

[**] The Non-Standardized Return figures do not reflect the deduction of any initial sales charge or CDSC.

[#]  The inception date for Ivy International Fund (and the Class
     A shares of the Fund) was April 21, 1986; the inception date for the Class B and Class I shares of the Fund was October 23, 1993; and the inception date for the Class C shares of the Fund is April 30, 1996.

   [1] The Standardized Return figures for Class A shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class A shares for the one year ended December 31, 1996, the five years ended December 31 and the ten years ended December 31, 1997 would have been 4.03%, 16.69% and 13.86%, respectively.

[2] The Standardized Return figures for Class B shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class B shares for the one year ended December 31, 1997 and the period from inception through December 31, 1997 would have been 4.49% and 11.68%, respectively. (Since the inception date for Class B shares of the Fund was October 23, 1993, there were no Class B shares outstanding for the duration of the five year or ten year periods ending December 31, 1997.)

[3] The Standardized Return figures for Class C shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class C shares for the one year ended and the period from inception through December 31, 1997 would have been 8.50% and 12.66%, respectively. (Since the inception date for Class C shares of the Fund was April 30, 1996, there were no Class C shares outstanding for the duration of the five year or ten year periods ending December 31, 1997.)

[4] Class I shares are not subject to an initial sales charge or a CDSC, therefore the Non-Standardized and Standardized Return figures are identical. (Since the inception date for Class I shares of the Fund was October 23, 1993, there were no Class I shares outstanding for the duration of the five year or ten year periods ending December 31, 1997.)

[5] The Non-Standardized Return figures for Class A shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class A shares for the one year ended December 31, 1997, the five years ended December 31 and the ten years ended December 31, 1997 would have been 10.38%, 18.08% and 14.54%, respectively.

[6] The Non-Standardized Return figures for Class B shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class B shares for the one year ended December 31, 1997 and the period from inception through December 31, 1997 would have been 9.49% and 12.00%, respectively. (Since the inception date for Class B shares of the Fund was October 23, 1993, there were no Class B shares outstanding for the duration of the five year or ten year periods ending December 31, 1997.)

[7] The Non-Standardized Return figures for Class C shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class C shares for the one year ended and the period from inception through December 31, 1997 would have been 9.50% and 12.66%, respectively. (Since the inception date for Class C shares of the Fund was April 30, 1996, there were no Class C shares outstanding for the duration of the five year or ten year periods ending December 31, 1997.)

[8] The total return for a period less than a full year is calculated on an aggregate basis and is not annualized.

   IVY INTERNATIONAL SMALL COMPANIES FUND:

                     STANDARDIZED RETURN[*]
                 CLASS A[1] CLASS B[2] CLASS C[3]  CLASS I[4]

Inception[#] to/
One year ended
  December 31,
  1997:           (17.55)%    (17.53)%   (14.14)%  N/A


                  NON-STANDARDIZED RETURN[**]
                 CLASS A[5] CLASS B[6] CLASS C[7]  CLASS I[4]

   Inception[#] to/
One year ended
  December 31,
  1997:            (12.52)%  (13.19)%     (13.14)%
                 N/A
_________________________

[*] The Standardized Return figures for Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. The Standardized Return figures for Class B and C shares reflect the deduction of the applicable CDSC imposed on a redemption of Class B or C shares held for the period.

[**] The Non-Standardized Return figures do not reflect the deduction of any initial sales charge or CDSC.

   [#]    The inception date for Ivy International Small
          Companies Fund (and Class A, Class B, Class C and Class
          I shares of the Fund) was January 1, 1997.

[1] The Standardized Return figure for Class A shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class A shares for the period from inception through and the one year ended December 31, 1997 would have been (19.05)%

[2] The Standardized Return figure for Class B shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class B shares for the period from inception through and the one year ended December 31, 1997 would have been (18.69)%

[3] The Standardized Return figure for Class C shares reflects expense reimbursement. Without expense reimbursement, the Standardized Return for Class C shares for the period from inception through and the one year ended December 31, 1997 would have been (15.66)%

[4] Class I shares are not subject to an initial sales charge or a CDSC, therefore the Non-Standardized and Standardized
     Return figures are identical.

[5] The Non-Standardized Return figure for Class A shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class A shares for the period from inception through and the one year ended December 31, 1997 would have been (14.10)%

[6] The Non-Standardized Return figure for Class B shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class B shares for the period from inception through and the one year ended December 31, 1997 would have been (14.41)%

[7] The Non-Standardized Return figure for Class C shares reflects expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class C shares for the period from inception through and the one year ended December 31, 1997 would have been (14.66)%


   IVY SOUTH AMERICA FUND

                     STANDARDIZED RETURN[*]
                 CLASS A[1]   CLASS B[2]  CLASS C[3]

One year ended
  December 31,
  1997:           0.88%        1.18%       5.06%

Inception[#] to
  December 31,
  1997:[7]        (4.31)%      (4.18)%     7.66%





                  NON-STANDARDIZED RETURN[**]
                 CLASS A[4]   CLASS B[5]  CLASS C[6]

One year ended
  December 31,


     1997:        7.03%        6.18%       6.06%

Inception[#] to
  December 31,
  1997:[7]        (2.51)%      (3.26)%      7.66%
_________________________

[*] The Standardized Return figures for Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. The Standardized Return figures for Class B and C shares reflect the deduction of the applicable CDSC imposed on a redemption of Class B or C shares held for the period.

[**] The Non-Standardized Return figures do not reflect the deduction of any initial sales charge or CDSC.

   [#] The inception date for Ivy South America Fund (Class A and Class B shares) was November 1, 1994. The inception date for Class C shares of the Fund is April
          30, 1996.

[1] The Standardized Return figures for Class A shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class A shares for the one year ended December 31, 1997 and the period from inception through December 31, 1997 would have been 0.20% and (8.33)%, respectively.

[2] The Standardized Return figures for Class B shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class B shares for the one year ended December 31, 1997 and the period from inception through December 31, 1997 would have been 0.36% and (8.04)%, respectively.

[3] The Standardized Return figure for Class C shares reflects expense reimbursement. Without expense reimbursement, the Standardized Return for Class C shares for one year ended and the period from inception through December 31, 1997 would have been 4.42% and 6.66%. (Since the inception date for Class C shares of the Fund was April 30, 1996, there were no Class C shares outstanding for the duration of the five year or ten year periods ending December 31, 1997.)

[4] The Non-Standardized Return figures for Class A shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class A shares for the one year ended December 31, 1997 and the period from inception through December 31, 1997 would have been 6.32% and (6.58)%, respectively.

[5] The Non-Standardized Return figures for Class B shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class B shares for the one year ended December 31, 1997 and the period from inception through December 31, 1997 would have been 5.36% and (7.15)%, respectively.

[6] The Non-Standardized Return figure for Class C shares reflects expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class C shares for the one year ended and the period from inception through December 31, 1997 would have been 5.42% and 6.66%, respectively. (Since the inception date for Class C shares of the Fund was April 30, 1996, there were no Class C shares outstanding for the duration of the five year or ten year periods ending December 31, 1997.)

[7] The total return for a period less than a full year is calculated on an aggregate basis and is not annualized.

   IVY DEVELOPING NATIONS FUND

                     STANDARDIZED RETURN[*]
                 CLASS A[1]   CLASS B[2]  CLASS C[3]

One year ended
  December 31,
  1997:           (31.60)%     (31.54)%     (29.01)%

Inception[#] to
  December 31,
  1997:[7]        (10.48)%     (10.33)%     (17.00)%



                  NON-STANDARDIZED RETURN[**]
                 CLASS A[4]   CLASS B[5]  CLASS C[6]

One year ended
  December 31,
  1997:          (27.42)%      (27.93)%    (28.01)%

Inception[#] to
  December 31,
  1997:[7]        (8.80)%       (9.47)%    (17.00)%
_________________________

[*] The Standardized Return figures for Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. The Standardized Return figures for Class B and C shares reflect the deduction of the applicable CDSC imposed on a redemption of Class B or C shares held for the period.

[**] The Non-Standardized Return figures do not reflect the deduction of any initial sales charge or CDSC.

[#] The inception date for Ivy Developing Nations Fund (Class A and Class B shares) was November 1, 1994. The inception date for Class C shares of the Fund is April 30, 1996.

[1] The Standardized Return figures for Class A shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class A shares for the one year ended December 31, 1997 and the period from inception through December 31, 1997 would have been (31.66)% and (12.19)%, respectively.

[2] The Standardized Return figures for Class B shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class B shares for the one year ended December 31, 1997 and the period from inception through December 31, 1997 would have been (31.60)% and (12.01)%, respectively.

[3] The Standardized Return figure for Class C shares reflects expense reimbursement. Without expense reimbursement, the Standardized Return for Class C shares for the one year ended and the period from inception through December 31, 1997 would have been (29.07)% and (17.11)%, respectively.

[4] The Non-Standardized Return figures for Class A shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class A shares for the one year ended December 31, 1997 and the period from inception through December 31, 1997 would have been (27.49)% and (10.52)%, respectively.

[5] The Non-Standardized Return figures for Class B shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class B shares for the one year ended December 31, 1997 and the period from inception through December 31, 1997 would have been (27.99)% and (11.15)%, respectively.

[6] The Non-Standardized Return figure for Class C shares reflects expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class C shares for the one year ended and the period from inception through December 31, 1997 would have been (28.07)% and (17.11)%, respectively.

[7] The total return for a period less than a full year is calculated on an aggregate basis and is not annualized.

IVY PAN-EUROPE FUND:

                     STANDARDIZED RETURN[*]
                 CLASS A[1]   CLASS B[2]  CLASS C

Inception[#] to
  December 31,
  1997:[7]        (0.53)%       0.26%       N/A


                  NON-STANDARDIZED RETURN[**]
                 CLASS A[3]   CLASS B[4]  CLASS C

Inception[#] to
  December 31,
  1997:[5]         5.54%       5.26%         N/A
_________________________

[*] The Standardized Return figures for Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. The Standardized Return figures for Class B and C shares reflect the deduction of the applicable CDSC imposed on a redemption of Class B or C shares held for the period.

[**] The Non-Standardized Return figures do not reflect the deduction of any initial sales charge or CDSC.

[#]  The inception date for Ivy Pan-Europe Fund (and Class A,
     Class B and Class C shares of the Fund) was May 13, 1997.

[1] The Standardized Return figure for Class A shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class A shares for the period from inception through December 31, 1997 would have been (9.50)%.

[2] The Standardized Return figure for Class B shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class B shares for the period from inception through December 31, 1997 would have been (3.56)%.

[3] The Non-Standardized Return figure for Class A shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class A shares for the period from inception through December 31, 1997 would have been (3.90)%.

[4] The Non-Standardized Return figure for Class B shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class B shares for the period from inception through December 31, 1997 would have been 1.27%.

[5] The total return for a period less than a full year is calculated on an aggregate basis and is not annualized.

     CUMULATIVE TOTAL RETURN. Cumulative total return is the cumulative rate of return on a hypothetical initial investment of $1,000 in a specific Class of shares of a Fund for a specified period. Cumulative total return quotations reflect changes in the price of a Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in the Fund shares. Cumulative total return is calculated by computing the cumulative rates of return of a hypothetical investment in a specific Class of shares of a Fund over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

          C = (ERV/P) - 1

Where:    C    =    cumulative total return

          P    =    a hypothetical initial investment of $1,000
                    to purchase shares of a specific Class

          ERV  =    ending redeemable value:  ERV is the value,
                    at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

     IVY ASIA PACIFIC FUND. The following table summarizes the calculation of Cumulative Total Return for the periods indicated through December 31, 1997, assuming the maximum 5.75% sales charge has been assessed.

               ONE YEAR/SINCE
               INCEPTION[*]

Class A        (43.06)%
Class B        (42.96)%
Class C        (40.94)%

     The following table summarizes the calculation of Cumulative
Total Return for the periods indicated through December 31, 1997, assuming the maximum 5.75% sales charge has not been assessed.

               ONE YEAR/SINCE
               INCEPTION[*]

Class A        (39.58)%
Class B        (39.96)%
Class C        (39.94)%


___________________________

[*]  The inception date for Ivy Asia Pacific Fund (Class A, Class
     B and Class C shares) was January 1, 1997.

     IVY CANADA FUND.  The following table summarizes the
calculation of Cumulative Total Return for the periods indicated
through December 31, 1997, assuming the maximum 5.75% sales
charge has been assessed.
                                             SINCE
                    ONE YEAR  FIVE YEARS     INCEPTION[*]

Class A              (28.14)%  30.59%         3.90%
Class B              (27.83)%  N/A[**]        (15.87)%
Class C              (24.95)%  N/A[**]        (19.00)%

     The following table summarizes the calculation of Cumulative
Total Return for the periods indicated through December 31, 1997, assuming the maximum 5.75% sales charge has not been assessed.

                                             SINCE
                    ONE YEAR  FIVE YEARS     INCEPTION[*]

Class A              (23.75)%  38.55%          10.24%
Class B              (24.03)%  N/A[**]        (13.26)%
Class C              (23.95)%  N/A[**]        (19.00)%

___________________________

[*] The inception date for Ivy Canada Fund (and the Class A shares of the Fund) was November 17, 1987; the inception date for the Class B shares of Ivy Canada Fund was April 1, 1994; and the inception date for Class C shares of Ivy Canada Fund was April 30, 1996. Until December 31, 1994, Mackenzie Investment Management, Inc. served as investment adviser to Ivy Canada Fund, which until that date was a series of the Company.

[**] No such shares were outstanding for the duration of the time period indicated.

     IVY CHINA REGION FUND. The following table summarizes the calculation of Cumulative Total Return for the periods indicated through December 31, 1997, assuming the maximum 5.75% sales charge has been assessed.
                              SINCE
                    ONE YEAR  INCEPTION[*]

Class A             (26.43)%   (21.76)%
Class B             (26.44)%   (21.16)%
Class C             (23.46)%   (15.18)%

     The following table summarizes the calculation of Cumulative
Total Return for the periods indicated through December 31, 1997, assuming the maximum 5.75% sales charge has not been assessed.

                              SINCE
                    ONE YEAR  INCEPTION[*]

Class A             (21.94)%   (16.99)%
Class B             (22.57)%   (19.55)%
Class C             (22.46)%   (15.18)%

___________________________

[*]  The inception date for Ivy China Region Fund (Class A and
     Class B shares) was October 23, 1993. The inception date for Class C shares of the Fund is April 30, 1996.

     IVY GLOBAL FUND.  The following table summarizes the
calculation of Cumulative Total Return for the periods indicated
through December 31, 1997, assuming the maximum 5.75% sales
charge has been assessed.
                                             SINCE
                    ONE YEAR  FIVE YEARS     INCEPTION[*]

Class A              (13.96)%  38.58%         52.76%
Class B              (13.86)%  N/A[**]        11.28%
Class C              (10.72)%  N/A[**]        (6.94)%

     The following table summarizes the calculation of Cumulative
Total Return for the periods indicated through December 31, 1997, assuming the maximum 5.75% sales charge has not been assessed.

                                             SINCE
                    ONE YEAR  FIVE YEARS     INCEPTION[*]

Class A              (8.72)%   47.03%         62.08%
Class B               9.33%    N/A[**]        14.28%
Class C              (9.72)%   N/A[**]        (6.94)%

___________________________

[*] The inception date for the Fund (and Class A shares of the Fund) was April 18, 1991; the inception date for Class B shares of the Fund was April 1, 1994; and the inception date for Class C shares of the Fund was April 30, 1996. Until December 31, 1994, Mackenzie Investment Management Inc. served as investment adviser to the Fund, which until that date was a series of the Company.

[**] No such shares were outstanding for the duration of the time period indicated.

     IVY GLOBAL NATURAL RESOURCES FUND. The following table summarizes the calculation of Cumulative Total Return for the periods indicated through December 31, 1997, assuming the maximum
5.75% sales charge has been assessed.

               ONE YEAR/SINCE
               INCEPTION[*]

Class A        0.80%
Class B        1.28%
Class C        5.08%

     The following table summarizes the calculation of Cumulative
Total Return for the periods indicated through December 31, 1997, assuming the maximum 5.75% sales charge has not been assessed.

               ONE YEAR/SINCE
               INCEPTION[*]

Class A        6.95%
Class B        6.28%
Class C        6.08%


___________________________

[*]  The inception date for Ivy Global Natural Resources Fund
     (Class A, Class B and Class C shares) was January 1, 1997.

     IVY GLOBAL SCIENCE & TECHNOLOGY FUND. The following table summarizes the calculation of Cumulative Total Return for the periods indicated through December 31, 1997, assuming the maximum
5.75% sales charge has been assessed.

                                   SINCE
                    ONE YEAR  INCEPTION[*]

Class A             0.40%     65.00%
Class B             0.66%     69.90%
Class C             4.71%     74.26%
Class I             N/A       N/A

     The following table summarizes the calculation of Cumulative
Total Return for the periods indicated through December 31, 1997, assuming the maximum 5.75% sales charge has not been assessed.

                              SINCE
                    ONE YEAR  INCEPTION[*]

Class A             6.53%     75.07%
Class B             5.66%     73.90%
Class C             5.71%     74.26%
Class I             N/A       N/A

___________________________

[*]  The inception date for Ivy Global Science & Technology Fund
     (Class A, Class B, Class C and Class I shares) was July 22,
     1996.

     IVY INTERNATIONAL FUND II. The following table summarizes the calculation of Cumulative Total Return for the periods indicated through December 31, 1997, assuming the maximum 5.75% sales charge has been assessed.

               SINCE
               INCEPTION[*]

Class A        (15.45)%
Class B        (15.25)%
Class C        (11.79)%
Class I        N/A

     The following table summarizes the calculation of Cumulative
Total Return for the periods indicated through December 31, 1997, assuming the maximum 5.75% sales charge has not been assessed.

               SINCE
               INCEPTION[*]

Class A        (10.29)%
Class B        (10.79)%
Class C        (10.79)%
Class I        N/A

___________________________

[*]  The inception date for Ivy International Fund II (Class A,
     Class B, Class C and Class I shares) was May 13, 1997.

     IVY INTERNATIONAL FUND. The following table summarizes the calculation of Cumulative Total Return for the periods indicated through December 31, 1997, assuming the maximum 5.75% sales charge has been assessed.

                                                  SINCE
            ONE YEAR   FIVE YEARS    TEN YEARS    INCEPTION[*]

Class A       4.03%     116.32%      266.48%      N/A
Class B       4.49%     N/A[**]      N/A[**]      58.87%
Class C       8.50%     N/A[**]      N/A[**]      21.04%
Class I      10.87%     N/A[**]      N/A[**]      65.39%

            The following table summarizes the calculation of Cumulative Total Return for the periods indicated through December 31, 1997, assuming the maximum 5.75% sales charge has not been assessed.

                                                  SINCE
            ONE YEAR   FIVE YEARS    TEN YEARS    INCEPTION[*]

Class A      10.38%     129.51%      288.84%       N/A
Class B       9.49%     N/A[**]      N/A[**]       60.87%
Class C       9.50%     N/A[**]      N/A[**]       22.04%
Class I      10.87%     N/A[**]      N/A[**]       65.39%
___________________________

[*] The inception date for Ivy International Fund (and the Class A shares of the Fund) was April 21, 1986; the inception date for the Class B and Class I shares of Ivy International Fund was October 23, 1993. The inception date for Class C shares of the Fund was April 30, 1996.

[**] No such shares were outstanding for the duration of the time period indicated.

            IVY INTERNATIONAL SMALL COMPANIES FUND. The following table summarizes the calculation of Cumulative Total Return for the periods indicated through December 31, 1997, assuming the maximum 5.75% sales charge has been assessed.

                       ONE YEAR/SINCE
                       INCEPTION[*]

Class A                (17.55)%
Class B                (17.53)%
Class C                (14.14)%
Class I                N/A

            The following table summarizes the calculation of Cumulative Total Return for the periods indicated through December 31, 1997, assuming the maximum 5.75% sales charge has not been assessed.

                       ONE YEAR/SINCE
                       INCEPTION[*]

Class A                (12.52)%
Class B                (13.19)%
Class C                (13.14)%
Class I                N/A


___________________________

[*]         The inception date for Ivy International Small
            Companies Fund (Class A, Class B, Class C and Class
            I shares) was January 1, 1997.

            IVY SOUTH AMERICA FUND. The following table summarizes the calculation of Cumulative Total Return for the periods indicated through December 31, 1997, assuming the maximum
5.75% sales charge has been assessed.

                                     SINCE
                       ONE YEAR      INCEPTION[*]

Class A                0.88%          (13.04)%
Class B                1.18%          (12.66)%
Class C                5.06%           13.12%

            The following table summarizes the calculation of Cumulative Total Return for the periods indicated through December 31, 1997, assuming the maximum 5.75% sales charge has not been assessed.

                                     SINCE
                       ONE YEAR      INCEPTION[*]

Class A                7.03%         (7.73)%
Class B                6.18%         (9.96)%
Class C                6.06%         13.12%


___________________________

[*]         The inception date for Ivy South America Fund (Class
            A and Class B shares) was November 1, 1994. The inception date for Class C shares of the Fund was April 30, 1996.

            IVY DEVELOPING NATIONS FUND. The following table summarizes the calculation of Cumulative Total Return for the periods indicated through December 31, 1997, assuming the maximum
5.75% sales charge has been assessed.


                                     SINCE
                       ONE YEAR      INCEPTION[*]

Class A                (31.60)%      (29.59)%
Class B                (31.54)%      (29.22)%
Class C                (29.01)%      (26.76)%

            The following table summarizes the calculation of Cumulative Total Return for the periods indicated through December 31, 1997, assuming the maximum 5.75% sales charge has not been assessed.


                                     SINCE
                       ONE YEAR      INCEPTION[*]

Class A                (27.42)%      (25.30)%
Class B                (27.93)%      (27.04)%
Class C                (28.01)%      (26.76)%


___________________________

[*]         The inception date for Ivy Developing Nations Fund
            (Class A and B shares) was November 1, 1994. The inception date for Class C shares of the Fund was April 30, 1996.

            IVY PAN-EUROPE FUND. The following table summarizes the calculation of Cumulative Total Return for the periods indicated through December 31, 1997, assuming the maximum 5.75% sales charge has been assessed.

                       SINCE
                       INCEPTION[*]

Class A                (0.53)%
Class B                 0.26%
Class C                 N/A

            The following table summarizes the calculation of Cumulative Total Return for the periods indicated through December 31, 1997, assuming the maximum 5.75% sales charge has not been assessed.

                       SINCE
                       INCEPTION[*]

Class A                5.54%
Class B                5.26%
Class C                N/A


___________________________

[*]         The inception date for Ivy Pan-Europe Fund (Class A,
            Class B and Class C shares) was May 13, 1997.

     OTHER QUOTATIONS, COMPARISONS AND GENERAL INFORMATION. The foregoing computation methods are prescribed for advertising and other communications subject to SEC Rule 482. Communications not subject to this rule may contain a number of different measures of performance, computation methods and assumptions, including but not limited to: historical total returns; results of actual or hypothetical investments; changes in dividends, distributions or share values; or any graphic illustration of such data. These data may cover any period of the Trust's existence and may or may not include the impact of sales charges, taxes or other factors.

     Performance quotations for a Fund will vary from time to time depending on market conditions, the composition of the Fund's portfolio and operating expenses of that Fund. These factors and possible differences in the methods used in calculating performance quotations should be considered when comparing performance information regarding a Fund's shares with information published for other investment companies and other investment vehicles. Performance quotations should also be considered relative to changes in the value of a Fund's shares and the risks associated with a Fund's investment objectives and policies. At any time in the future, performance quotations may be higher or lower than past performance quotations and there can be no assurance that any historical performance quotation will continue in the future.

     The Funds may also cite endorsements or use for comparison their performance rankings and listings reported in such newspapers or business or consumer publications as, among others:

AAII Journal, Barron's, Boston Business Journal, Boston Globe, Boston Herald, Business Week, Consumer's Digest, Consumer Guide Publications, Changing Times, Financial Planning, Financial World, Forbes, Fortune, Growth Fund Guide, Houston Post, Institutional Investor, International Fund Monitor, Investor's Daily, Los Angeles Times, Medical Economics, Miami Herald, Money Mutual Fund Forecaster, Mutual Fund Letter, Mutual Fund Source Book, Mutual Fund Values, National Underwriter, Nelson's Directory of Investment Managers, New York Times, Newsweek, No Load Fund Investor, No Load Fund* X, Oakland Tribune, Pension World, Pensions and Investment Age, Personal Investor, Rugg and Steele, Time, U.S. News and World Report, USA Today, The Wall Street Journal, and Washington Post.


                      FINANCIAL STATEMENTS

     Each Fund's Portfolio of Investments as of December 31, 1997, Statement of Assets and Liabilities as of December 31, 1997, Statement of Operations for the fiscal year ended December 31, 1997 (for the period from May 13, 1997 (commencement of operations) to December 31, 1997 for Ivy International Fund II and Ivy Pan-Europe Fund), Statement of Changes in Net Assets for the fiscal years ended December 31, 1997 and December 31, 1996 (for the period from May 13, 1997 (commencement of operations) to December 31, 1997 for Ivy International Fund II and Ivy Pan-Europe Fund), Financial Highlights, Notes to Financial Statements, and Report of Independent Accountants, which are included in each Fund's December 31, 1997 Annual Report to shareholders, are incorporated by reference into this SAI.


                           APPENDIX A

    DESCRIPTION OF STANDARD & POOR'S CORPORATION ("S&P") AND
 MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") CORPORATE BOND AND
                    COMMERCIAL PAPER RATINGS

   [From "Moody's Bond Record," November 1994 Issue  (Moody's
Investors Service, New York, 1994), and "Standard & Poor's
Municipal Ratings Handbook," October 1997 Issue (McGraw Hill, New
York, 1997).]

MOODY'S:

     (a) CORPORATE BONDS. Bonds rated Aaa by Moody's are judged by Moody's to be of the best quality, carrying the smallest degree of investment risk. Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa are judged by Moody's to be of high quality by all standards. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuations of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds which are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Bonds rated Baa by Moody's are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments of or maintenance of other terms of the contract over any long period of time may be small.

     Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     (b) COMMERCIAL PAPER. The Prime rating is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following:
(1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity;
(5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and
(8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Issuers within this Prime category may be given ratings 1, 2 or 3, depending on the relative strengths of these factors. The designation of Prime-1 indicates the highest quality repayment capacity of the rated issue. Issuers rated Prime-2 are deemed to have a strong ability for repayment while issuers voted Prime-3 are deemed to have an acceptable ability for repayment. Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P:

     (a) CORPORATE BONDS. An S&P corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. The ratings described below may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Debt rated AAA has the highest rating assigned by S&P.
Capacity to pay interest and repay principal is extremely strong.

Debt rated AA is judged by S&P to have a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. Debt rated A by S&P has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     Debt rated BBB by S&P is regarded by S&P as having an adequate capacity to pay interest and repay principal. Although such bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than debt in higher rated categories.

     Debt rated BB, B, CCC, CC and C is regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating. Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating. The rating CC typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     The rating CI is reserved for income bonds on which no interest is being paid. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     (b) COMMERCIAL PAPER. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

     The commercial paper rating A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.
For commercial paper with an A-2 rating, the capacity for timely payment on issues is satisfactory, but not as high as for issues designated A-1. Issues rated A-3 have adequate capacity for timely payment, but are more vulnerable to the adverse effects of changes in circumstances than obligations carrying higher designations.

     Issues rated B are regarded as having only speculative capacity for timely payment. The C rating is assigned to short-term debt obligations with a doubtful capacity for payment. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.


                           APPENDIX B

              SELECTED ECONOMIC AND MARKET DATA FOR
             ASIA PACIFIC AND CHINA REGION COUNTRIES

     The information set forth in this Appendix has been extracted from various government and private publications. Neither Ivy China Region Fund, Ivy Asia Pacific Fund nor the Trust's Board of Trustees make any representation as to the accuracy of such information, nor have the Funds or the Trust's Board of Trustees attempted to verify it.

     The China Region, one of the fastest growing areas of the world, is diverse, dynamic and evolving. In terms of population, this region is almost seven times the size of the United
States.

     Countries in this region are at various stages of economic development. Hong Kong and Singapore are at a more advanced stage of economic growth while countries such as Indonesia and China are at the early stages of economic development. GDP per capita data presented below illustrates this point. The following table shows the GDP, population and per capita GDP of the China Region countries and, for comparison purposes, the United States.

                              1996

                    GDP ($US       POPULATION     PER CAPITA
                    BILLIONS)      (MILLIONS)     GDP ($US)
                    ---------      ---------      ---------
Hong Kong              161.1            6.2        25,984
Korea                  512.3           44.9        11,410
Singapore               91.2            3.0        30,400
Taiwan                 259.2           21.2        12,226
Thailand               161.7           60.2         2,686
Malaysia                94.8           19.7         4,812
Indonesia              230.4          193.8         1,189
Philippines             83.5           68.4         1,221
China                  700.7        1,294.4           541
China Region         2,294.9        1,711.8         1,341
USA                  7,576.1          263.0        28,806

Source: International Marketing Data and Statistics, 22nd Ed.
(Euromonitor 1998); World Economic Factbook, 1997-98.

     Total GDP for the China Region was about $2.3 billion in 1996, approximately one third of the GDP of the United States. Year over year growth in GDP for the China Region is significant, averaging 13.82% for the five-year period 1992-1996 compared with only 5.77% for the United States for the same period. The following tables show the annual change in GDP and inflation, as measured by the Consumer Price Indexes (CPI), in 1992-1996 and the average for the five-year period 1992-1996.

                CHANGE IN GROSS DOMESTIC PRODUCT

                                                       AVERAGE
               1992    1993    1994    1995    1996    1992-96
               -----   -----   -----   -----   ------  -------
Hong Kong     16.58%   15.17% 13.55%    9.33%  11.85% 13.30%
Korea         11.43%   11.13% 14.17%   15.18%  17.31% 13.84%
Singapore      7.12%   14.52% 14.04%    9.63%   6.63% 10.39%
Taiwan        10.95%   10.06%  3.14%    3.91%  13.03%  8.22%
Thailand      12.47%   11.89% 13.60%   15.21%  -1.20% 10.39%
Malaysia      14.07%   10.32% 13.68%   13.83%  13.09% 13.00%
Indonesia     14.26%   26.89% 14.99%    1.01%  38.08% 19.05%
Philippines    8.30%    9.13% 14.84%   12.48%  14.94% 11.94%
China         18.97%   30.64% 39.58%   28.29%   3.68% 24.23%
United States  5.19%    5.37%  6.23%    5.07%   7.01%  5.77%

Source: International Marketing Data and Statistics, 22nd Ed.
(Euromonitor 1998).

                CHANGE IN CONSUMER PRICE INDEXES

                                                        AVERAGE
               1992     1993   1994     1995    1996
1992-96        ----     ----   ----     ----    ----    -------
Hong Kong      9.3%     8.6%   8.1%     8.7%    6.0%     8.1%
Korea          6.4%     5.2%   5.7%     4.7%    4.8%     5.4%
Singapore      2.3%     2.4%   3.0%     1.7%    1.6%     2.2%
Taiwan         4.5%     2.9%   4.5%     3.7%    3.1%     3.7%
Thailand       3.8%     3.6%   5.3%     5.0%    5.4%     4.6%
Malaysia       4.8%     3.7%   3.5%     6.0%    3.0%     4.2%
Indonesia      8.3%     9.3%   8.5%     9.3%    6.6%     8.4%
Philippines    8.4%     7.8%   9.4%     7.9%    8.8%     8.5%
China          5.8%    14.5%  24.6%    16.6%    8.3%    14.0%
United States  3.0%     3.0%   2.6%     2.8%    2.9%     2.86%

Sources: Emerging Stock Markets Factbook, 1997; OECD Economic
Outlook, December 1997, Vol. 62.; World Bank (David Cislikowski and John Kim).

     As the economics of the countries that comprise the China
Region have experienced different levels of growth, so too have their stock markets. The following tables show the capitalization of the stock markets and the changes in stock prices as measured by local stock indexes.

           STOCK MARKET CAPITALIZATION ($US MILLIONS)

                1992       1993      1994      1995      1996
                ----       ----      ----      ----      ----
China          18,255    40,567     43,521    42,055   113,755
Hong Kong     170,793   381,459    267,331   301,065   449,381
Korea         107,448   139,420    191,778   181,955   138,817
Singapore      61,180   147,810    177,670   203,230   150,215
Taiwan        101,124   195,198    247,325   187,206   273,608
Thailand       58,259   130,510    131,479   141,507    99,828
Malaysia       94,004   220,328    199,276   222,729   307,179
Indonesia      12,038    32,953     47,241    66,585    91,016
Philippines    13,794    40,327     55,519    58,859    80,649

Sources: Emerging Stock Markets Factbook, 1997; World Bank (Kyuee
Pahk).


               ANNUAL PERCENTAGE CHANGES IN LOCAL
                      STOCK MARKET INDEXES

               1992       1993        1994       1995      1996
               ----       ----        ----       ----      ----
China        -12.87%       6.84%    -22.30%    -14.30%    65.17%
Hong Kong    -28.3%     -115.7%      31.1%     -23.0%      *
Korea         11.05%      27.67%     18.61%    -14.06%   -26.24%
Singapore     -2.4%       59.2%     -15.1%       4.09%     *
Taiwan       -26.60%      79.76%     17.36%    -27.38%    34.02%
Thailand      25.59%      88.36%    -19.18%    - 5.83%   -35.07%
Malaysia      15.77%      98.04%    -23.85%      2.47%    24.40%
Indonesia     10.89%     114.61%    -20.23%      9.41%    24.05%
Philippines    9.06%     154.42%    -12.84%     -6.88%    22.22%

* Not available.

Source: Emerging Stock Markets Factbook, 1997.

     Equity valuations in the China Region, as measured by price/earnings ratios, also vary from country to country according to economic growth forecasts, corporate earnings growth forecasts, the outlook for inflation, exchange rates and overall investor sentiment.

                      PRICE/EARNINGS RATIOS

               1992      1993      1994      1995      1996
               ----      ----      ----      ----      ----
Hong Kong      13.1      21.6      10.7      11.4      16.7
Korea          21.4      25.1      34.5      19.8      11.7
Singapore      19.15     24.7      30.4      23.3      23.1
Taiwan         16.6      34.7      36.8      21.4      28.2
Thailand       13.9      27.5      21.2      21.7      13.1
Malaysia       21.8      43.5      29.0      25.1      27.1
Indonesia      12.2      28.9      20.2      19.8      21.6
Philippines    14.1      38.8      30.8      19.0      20.0


Sources: Emerging Stock Markets Factbook, 1997; World Stock
Exchange Factbook, 1997.

     The following table shows changes in the currency exchange rates of each China Region country relative to the U.S. dollar for the years ended December 31, 1992-1996.


         CURRENCY MOVEMENTS VERSUS US DOLLAR (% CHANGE)

                     YEAR ENDED DECEMBER 31,
    --------------------------------------------------------
                 1992       1993      1994      1995      1996
                 ----       ----      ----      ----      ----
Hong Kong        0.39%     0.06%      0.13%     0.13%    -0.1%
Korea           -3.77%    -2.44%      2.49%     1.64%    -8.25%
Singapore       -0.88%     2.24%      9.16%     3.18%    -0.7%
Taiwan           1.31%    -4.51%      0.27%    -3.66%    -0.77%
Thailand        -1.73%     0.04%      1.47%    -0.34%    -1.76%
Malaysia         4.03%    -2.90%      5.46%     0.57%     0.53%
Indonesia       -3.85%    -1.88%     -4.32%    -3.87%    -3.22%
Philippines      2.15%    -5.19%     10.66%    -6.98%    -0.27%
China (Official)-5.84%    -0.84%    -45.6%      1.53%    -0.5%

Sources: Emerging Stock Markets Factbook, 1997; World Bank (David
Cislikowski).


                      IVY ASIA PACIFIC FUND
                         IVY CANADA FUND
                      IVY CHINA REGION FUND
                  IVY DEVELOPING NATIONS FUND
                         IVY GLOBAL FUND
                IVY GLOBAL NATURAL RESOURCES FUND
              IVY GLOBAL SCIENCE & TECHNOLOGY FUND
                    IVY INTERNATIONAL FUND II
             IVY INTERNATIONAL SMALL COMPANIES FUND
                       IVY PAN-EUROPE FUND
                     IVY SOUTH AMERICA FUND

                           series of

                            IVY FUND
              Via Mizner Financial Plaza, Suite 300
                    700 South Federal Highway
                    Boca Raton, Florida 33432

               STATEMENT OF ADDITIONAL INFORMATION
                      ADVISOR CLASS SHARES

                         April 30, 1998

_________________________________________________________________

     Ivy Fund (the "Trust") is an open-end management investment company that currently consists of eighteen fully managed portfolios, each of which (except for Ivy South America Fund) is diversified. This Statement of Additional Information ("SAI") relates to the Advisor Class shares of the eleven portfolios listed above (collectively, the "Funds," and each, a "Fund").
The other seven portfolios of the Trust are described in separate
SAIs.

     This SAI is not a prospectus and should be read in conjunction with the Prospectus for the Funds' Advisor Class shares dated April 30, 1998 (the "Prospectus"), which may be obtained upon request and without charge from the Distributor at the address and telephone number printed below. Advisor Class shares are only offered to certain investors (see the Prospectus). The Funds also offer Class A, Class B and Class C shares (and Class I shares, in the case of Ivy Global Science & Technology Fund, Ivy International Fund II and Ivy International Small Companies Fund), which are described in a separate prospectus and SAI that may also be obtained without charge from the Distributor.

                       INVESTMENT MANAGER

                  Ivy Management, Inc. ("IMI")
              Via Mizner Financial Plaza, Suite 300
                    700 South Federal Highway
                    Boca Raton, Florida 33432
                    Telephone: (800) 777-6472

                           DISTRIBUTOR

                Ivy Mackenzie Distributors, Inc.
              Via Mizner Financial Plaza, Suite 300
                    700 South Federal Highway
                   Boca Raton, Florida  33432
                    Telephone: (800) 456-5111

                       INVESTMENT ADVISER

  (Ivy Canada Fund and Ivy Global Natural Resources Fund only)
                 Mackenzie Financial Corporation
                      150 Bloor Street West
                            Suite 400
                        Toronto, Ontario
                          CANADA M5S3B5
                    Telephone (416) 922-5322



                        TABLE OF CONTENTS


INVESTMENT OBJECTIVES AND POLICIES . . . . . . . . . . . . . .  1

RISK FACTORS . . . . . . . . . . . . . . . . . . . . . . . . . 10
     BANKING INDUSTRY AND SAVINGS AND LOAN OBLIGATIONS . . . . 10
     BORROWING . . . . . . . . . . . . . . . . . . . . . . . . 11
     COMMERCIAL PAPER. . . . . . . . . . . . . . . . . . . . . 11
     CONVERTIBLE SECURITIES. . . . . . . . . . . . . . . . . . 11
     DEBT SECURITIES . . . . . . . . . . . . . . . . . . . . . 12
          IN GENERAL . . . . . . . . . . . . . . . . . . . . . 12
          U.S. GOVERNMENT SECURITIES . . . . . . . . . . . . . 12
          INVESTMENT-GRADE DEBT SECURITIES . . . . . . . . . . 12
          LOW-RATED DEBT SECURITIES. . . . . . . . . . . . . . 13
          ZERO COUPON BONDS. . . . . . . . . . . . . . . . . . 14
     FIRM COMMITMENT AGREEMENTS AND "WHEN-ISSUED"
          SECURITIES . . . . . . . . . . . . . . . . . . . . . 14
     FORWARD FOREIGN CURRENCY CONTRACTS. . . . . . . . . . . . 14
     FOREIGN SECURITIES. . . . . . . . . . . . . . . . . . . . 15
          DEPOSITORY RECEIPTS. . . . . . . . . . . . . . . . . 16
          EMERGING MARKETS . . . . . . . . . . . . . . . . . . 16
          FOREIGN CURRENCIES . . . . . . . . . . . . . . . . . 17
     CONCENTRATION RISKS . . . . . . . . . . . . . . . . . . . 17
          THE ASIA-PACIFIC REGION. . . . . . . . . . . . . . . 18
          THE CHINA REGION . . . . . . . . . . . . . . . . . . 18
          CANADIAN SECURITIES. . . . . . . . . . . . . . . . . 19
          NATURAL RESOURCES AND PHYSICAL COMMODITIES . . . . . 20
          SOUTH AMERICAN SECURITIES. . . . . . . . . . . . . . 20
     ILLIQUID SECURITIES . . . . . . . . . . . . . . . . . . . 22
     REAL ESTATE INVESTMENT TRUSTS (REITS) . . . . . . . . . . 23
     REPURCHASE AGREEMENTS . . . . . . . . . . . . . . . . . . 23
     SMALL COMPANIES . . . . . . . . . . . . . . . . . . . . . 23
     WARRANTS. . . . . . . . . . . . . . . . . . . . . . . . . 23
     OPTIONS TRANSACTIONS. . . . . . . . . . . . . . . . . . . 23
          IN GENERAL . . . . . . . . . . . . . . . . . . . . . 23
          WRITING OPTIONS ON INDIVIDUAL SECURITIES . . . . . . 24
          PURCHASING OPTIONS ON INDIVIDUAL SECURITIES. . . . . 25
          PURCHASING AND WRITING OPTIONS ON SECURITIES
               INDICES . . . . . . . . . . . . . . . . . . . . 25
          RISKS OF OPTIONS TRANSACTIONS. . . . . . . . . . . . 26
     FUTURES CONTRACTS . . . . . . . . . . . . . . . . . . . . 27
          IN GENERAL.. . . . . . . . . . . . . . . . . . . . . 27
          FOREIGN CURRENCY FUTURES CONTRACTS AND RELATED
               OPTIONS.. . . . . . . . . . . . . . . . . . . . 27
          RISKS ASSOCIATED WITH FUTURES AND RELATED
               OPTIONS.. . . . . . . . . . . . . . . . . . . . 28
     STOCK INDEX FUTURES CONTRACTS . . . . . . . . . . . . . . 29
          RISKS OF SECURITIES INDEX FUTURES. . . . . . . . . . 29
     COMBINED TRANSACTIONS . . . . . . . . . . . . . . . . . . 30

INVESTMENT RESTRICTIONS. . . . . . . . . . . . . . . . . . . . 30

ADDITIONAL RESTRICTIONS. . . . . . . . . . . . . . . . . . . . 35

ADDITIONAL RIGHTS AND PRIVILEGES . . . . . . . . . . . . . . . 36
     AUTOMATIC INVESTMENT METHOD . . . . . . . . . . . . . . . 36
     EXCHANGE OF SHARES. . . . . . . . . . . . . . . . . . . . 37
     RETIREMENT PLANS. . . . . . . . . . . . . . . . . . . . . 37
          INDIVIDUAL RETIREMENT ACCOUNTS . . . . . . . . . . . 38
          QUALIFIED PLANS. . . . . . . . . . . . . . . . . . . 39
          DEFERRED COMPENSATION FOR PUBLIC SCHOOLS AND
               CHARITABLE ORGANIZATIONS ("403(B)(7)
               ACCOUNT") . . . . . . . . . . . . . . . . . . . 40
          SIMPLIFIED EMPLOYEE PENSION ("SEP") IRAS . . . . . . 40
     SYSTEMATIC WITHDRAWAL PLAN. . . . . . . . . . . . . . . . 41
     GROUP SYSTEMATIC INVESTMENT PROGRAM . . . . . . . . . . . 41

BROKERAGE ALLOCATION . . . . . . . . . . . . . . . . . . . . . 41

TRUSTEES AND OFFICERS. . . . . . . . . . . . . . . . . . . . . 44
     PERSONAL INVESTMENTS BY EMPLOYEES OF IMI. . . . . . . . . 48

COMPENSATION TABLE . . . . . . . . . . . . . . . . . . . . . . 49

INVESTMENT ADVISORY AND OTHER SERVICES . . . . . . . . . . . . 51
     BUSINESS MANAGEMENT AND INVESTMENT ADVISORY SERVICES. . . 51
     DISTRIBUTION SERVICES . . . . . . . . . . . . . . . . . . 54
          RULE 18F-3 PLAN. . . . . . . . . . . . . . . . . . . 55
     CUSTODIAN . . . . . . . . . . . . . . . . . . . . . . . . 55
     FUND ACCOUNTING SERVICES. . . . . . . . . . . . . . . . . 55
     TRANSFER AGENT AND DIVIDEND PAYING AGENT. . . . . . . . . 56
     ADMINISTRATOR . . . . . . . . . . . . . . . . . . . . . . 56
     AUDITORS. . . . . . . . . . . . . . . . . . . . . . . . . 56

CAPITALIZATION AND VOTING RIGHTS . . . . . . . . . . . . . . . 57

NET ASSET VALUE. . . . . . . . . . . . . . . . . . . . . . . . 61

PORTFOLIO TURNOVER . . . . . . . . . . . . . . . . . . . . . . 62

REDEMPTIONS. . . . . . . . . . . . . . . . . . . . . . . . . . 62

TAXATION . . . . . . . . . . . . . . . . . . . . . . . . . . . 63
     OPTIONS, FUTURES AND FOREIGN CURRENCY FORWARD
          CONTRACTS. . . . . . . . . . . . . . . . . . . . . . 64
     CURRENCY FLUCTUATIONS -- "SECTION 988" GAINS OR LOSSES
           . . . . . . . . . . . . . . . . . . . . . . . . . . 65
     INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANIES. . . . 65
     DEBT SECURITIES ACQUIRED AT A DISCOUNT. . . . . . . . . . 65
     DISTRIBUTIONS . . . . . . . . . . . . . . . . . . . . . . 66
     DISPOSITION OF SHARES . . . . . . . . . . . . . . . . . . 67
     FOREIGN WITHHOLDING TAXES . . . . . . . . . . . . . . . . 67
     BACKUP WITHHOLDING. . . . . . . . . . . . . . . . . . . . 68

PERFORMANCE INFORMATION. . . . . . . . . . . . . . . . . . . . 68
     AVERAGE ANNUAL TOTAL RETURN . . . . . . . . . . . . . . . 69
     CUMULATIVE TOTAL RETURN . . . . . . . . . . . . . . . . . 69
     OTHER QUOTATIONS, COMPARISONS AND GENERAL INFORMATION . . 70

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . 70

APPENDIX A
DESCRIPTION OF STANDARD & POOR'S CORPORATION ("S&P") AND
MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") CORPORATE BOND AND
COMMERCIAL PAPER RATINGS . . . . . . . . . . . . . . . . . . . 72

APPENDIX B

SELECTED ECONOMIC AND MARKET DATA FOR
ASIA PACIFIC AND CHINA REGION COUNTRIES. . . . . . . . . . . . 75



               INVESTMENT OBJECTIVES AND POLICIES

     Each Fund has its own investment objective and policies, which are described in the Prospectus under the captions "Investment Objectives and Policies" and "Risk Factors and Investment Techniques." The different types of securities and investment techniques used by the Funds involve varying degrees of risk, and are described more fully under "Risk Factors," below.

     IVY ASIA PACIFIC FUND: The Fund's principal investment objective is long-term growth. Consideration of current income is secondary to this principal objective. Under normal circumstances the Fund invests at least 65% of its total assets in securities issued in Asia-Pacific countries, which for purposes of this Prospectus are defined to include China, Hong Kong, India, Indonesia, Malaysia, Pakistan, the Philippines, Singapore, Sri Lanka, South Korea, Taiwan, Thailand and Vietnam. Securities of Asia-Pacific issuers include: (a) securities of companies organized under the laws of an Asia-Pacific country or for which the principal securities trading market is in the Asia-Pacific region; (b) securities that are issued or guaranteed by the government of an Asia-Pacific country, its agencies or instrumentalities, political subdivisions or the country's central bank; (c) securities of a company, wherever organized, where at least 50% of the company's non-current assets, capitalization, gross revenue or profit in any one of the two most recent fiscal years represents (directly or indirectly through subsidiaries) assets or activities located in the Asia-Pacific region; and (d) any of the preceding types of securities in the form of depository shares.

     The Fund may participate in markets throughout the Asia-Pacific region, and it is expected that the Fund will be invested at all times in at least three Asia-Pacific countries. The Fund does not expect to concentrate its investments in any particular industry. See Appendix C to the SAI for further information about the economic characteristics of certain Asia-Pacific countries.

     The Fund may invest up to 35% of its assets in investment-grade debt securities of government or corporate issuers in emerging market countries, equity securities and investment grade debt securities of issuers in developed countries (including the United States), warrants, and cash or cash equivalents, such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements. For temporary defensive purposes, the Fund may invest without limit in such instruments. The Fund may also invest up to 5% of its net assets in zero coupon bonds, and in debt securities rated Ba or below by Moody's Investor Service, Inc. ("Moody's") or BB or below by Standard and Poor's Corporation ("S&P"), or if unrated, are considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). The Fund will not invest in debt securities rated less than C by either Moody's or S&P. As of December 31, 1997, the Fund held no low-rated debt securities.

     For temporary or emergency purposes, the Fund may borrow up to one-third of the value of its total assets from banks, but may not purchase securities at any time during which the value of the Fund's outstanding loans exceeds 10% of the value of the Fund's assets. The Fund may engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest up to 10% of its total assets in other investment companies that invest in securities issued in Asia-Pacific countries, and up to 15% of its net assets in illiquid securities.

     The Fund may purchase put and call options on securities and stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 10% of the value of its net assets, and may write covered call options so long as not more than 25% of the Fund's net assets are subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.

     IVY CANADA FUND: Ivy Canada Fund seeks long-term capital appreciation by investing primarily in equity securities of Canadian companies. Canada is one of the world's leading industrial countries and a major exporter of agricultural products. The country is rich in natural resources such as zinc, uranium, nickel, gold, silver, aluminum, iron and copper, and forest covers over 44% of land areas, making Canada a leading world producer of newsprint. Canada is also a major producer of hydroelectricity, oil and gas.

     As a fundamental policy, the Fund normally invests at least 65% of its total assets in Canadian equity securities (i.e., common and preferred stock, securities convertible into common stock and common stock purchase warrants) listed on Canadian stock exchanges or traded over-the-counter in Canada. Canadian issuers are companies (i) organized under the laws of Canada,
(ii) for which the principal securities trading market is in Canada, (iii) which derive at least 50% of their revenues or profits from goods produced or sold, investments made or services performed in Canada, or (iv) which have at least 50% of their assets situated in Canada. The balance of the Fund's assets ordinarily are invested in (i) bills and bonds of the Canadian Government and the governments of the provinces or municipalities of Canada, (ii) high quality notes and debentures of Canadian companies (i.e., those rated Aaa or Aa by Moody's or AAA or AA by S&P, or if unrated, judged to be of comparable quality by Mackenzie Financial Corporation ("MFC"), the Fund's Advisor),
(iii) foreign securities (including sponsored or unsponsored American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs"), American Depository Shares ("ADSs") and Global Depository Shares ("GDSs")), (iv) U.S. Government securities,
(v) equity securities and investment-grade debt securities (i.e., those rated Baa or higher by Moody's or BBB or higher by S&P, or if unrated, are considered by MFC to be of comparable quality) of U.S. companies, and (vi) zero coupon bonds that meet these credit quality standards.

     The Fund may purchase securities on a "when-issued" or firm commitment basis, engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest up to 10% of its total assets in other investment companies and up to 15% of its net assets in illiquid securities. The Fund may not, as a matter of fundamental policy, invest more than 5% of its total assets in restricted securities.

     For temporary defensive purposes, the Fund may invest without limit in U.S. or Canadian dollar-denominated money market securities issued by entities organized in the U.S. or Canada, such as (i) obligations issued or guaranteed by the Canadian Government or the governments of the provinces or municipalities of Canada (or their agencies or instrumentalities), (ii) finance company and corporate commercial paper (and other short-term corporate obligations rated Prime-1 by Moody's or A or better by S&P, or if unrated, considered by MFC to be of comparable quality), (iii) obligations of banks (i.e., certificates of deposit, time deposits and bankers' acceptances) considered creditworthy by MFC under guidelines approved by the Trustees, and (iv) repurchase agreements with broker-dealers and banks. For temporary or emergency purposes, the Fund may also borrow up to 10% of the value of its total assets from banks.

     IVY CHINA REGION FUND: Ivy China Region Fund's principal investment objective is long-term capital growth. Consideration of current income is secondary to this principal objective. The Fund seeks to meet its objective primarily by investing in the equity securities of companies that are expected to benefit from the economic development and growth of China, Hong Kong and Taiwan. A significant percentage of the Fund's assets may also be invested in the securities markets of South Korea, Singapore, Malaysia, Thailand, Indonesia and the Philippines (collectively, with China, Hong Kong and Taiwan, the "China Region").

     The Fund normally invests at least 65% of its total assets in "Greater China growth companies," defined as companies
(a) that are organized in or for which the principal securities trading markets are the China Region; (b) that have at least 50% of their assets in one or more China Region countries or derive at least 50% of their gross sales revenues or profits from providing goods or services to or from within one or more China Region countries; or (c) that have at least 35% of their assets in China, Hong Kong or Taiwan, derive at least 35% of their gross sales revenues or profits from providing goods or services to or from within these three countries, or have significant manufacturing or other operations in these countries. IMI's determination as to whether a company qualifies as a Greater China growth company is based primarily on information contained in financial statements, reports, analyses and other pertinent information (some of which may be obtained directly from the company). The Fund may invest 25% or more of its total assets in the securities of issuers located in any one China Region country, and currently expects to invest more than 50% of its total assets in Hong Kong. See Appendix B to the SAI for further information about the economic characteristics of certain China Region countries.

     The balance of the Fund's assets ordinarily are invested in
(i) certain investment-grade debt securities and (ii) the equity securities of "China Region associated companies," which are companies that do not meet the definition of a Greater China growth company, but whose current or expected performance, based on certain identified factors (such as the growth trends in the location of a company's assets and the sources of its revenues and profits), is judged by IMI to be strongly associated with the China Region. The investment-grade debt securities in which the Fund may invest include (a) obligations of the U.S. Government or its agencies or instrumentalities, (b) obligations of U.S. banks and other banks organized and existing under the laws of Hong Kong, Taiwan or countries that are members of the Organization for Economic Cooperation and Development ("OECD"),
(c) obligations denominated in any currency issued by international development institutions and Hong Kong, Taiwan and OECD member governments and their agencies and instrumentalities, and (d) corporate bonds rated Baa or higher by Moody's or BBB or higher by S&P (or if unrated, are considered by IMI to be of comparable quality), as well as repurchase agreements with respect to any of the foregoing instruments. The Fund may also invest in zero coupon bonds.

     The Fund may invest less than 35% of its net assets in debt securities rated Ba or below by Moody's or BB or below by S&P, or, if unrated, considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). The Fund will not invest in debt securities rated less than C by either Moody's or S&P. As of December 31, 1997, the Fund held no low-rated debt securities.

     The Fund may invest in sponsored or unsponsored ADRs, GDRs, ADSs and GDSs, warrants, and securities issued on a "when-issued" or firm commitment basis, and may engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest up to 10% of its total assets in other investment companies, and up to 15% of its net assets in illiquid securities.

     For temporary defensive purposes and during periods when IMI believes that circumstances warrant, the Fund may reduce its position in Greater China growth companies and Greater China associated companies and increase its investment in cash and liquid debt securities, such as U.S. Government securities, bank obligations, commercial paper, short-term notes and repurchase agreements. For temporary or emergency purposes, the Fund may also borrow up to 10% of the value of its total assets from banks.

     The Fund may purchase put and call options on securities and stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 10% of the value of its net assets, and may write covered call options so long as not more than 25% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in stock index futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.



   Ivy Developing Nations Fund    :  The Fund's principal
objective is long-term growth. Consideration of current income is secondary to this principal objective. In pursuing its objective, the Fund invests primarily in the equity securities of companies that IMI believes will benefit from the economic development and growth of emerging markets. The Fund considers countries having emerging markets to be those that (i) are generally considered to be "developing" or "emerging" by the World Bank and the International Finance Corporation, or (ii) are classified by the United Nations (or otherwise regarded by their authorities) as "emerging." Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities (including common and preferred stocks, convertible debt obligations, warrants, options (subject to the restrictions set forth below), rights, and sponsored or unsponsored ADRs, GDRs, ADSs and GDSs that are listed on stock exchanges or traded over-the-counter) of "Emerging Market growth companies," which are defined as companies (a) for which the principal securities trading market is an emerging market (as defined above), (b) that each (alone or on a consolidated basis) derives 50% or more of its total revenue either from goods, sales or services in emerging markets, or
(c) that are organized under the laws of (and with a principal office in) an emerging market country.

     The Fund normally invests its assets in the securities of issuers located in at least three emerging market countries, and may invest 25% or more of its total assets in the securities of issuers located in any one country. IMI's determination as to whether a company qualifies as an Emerging Market growth company is based primarily on information contained in financial statements, reports, analyses and other pertinent information (some of which may be obtained directly from the company).

     For purposes of capital appreciation, the Fund may invest up to 35% of its total assets in (i) debt securities of government or corporate issuers in emerging market countries, (ii) equity and debt securities of issuers in developed countries (including the United States), and (iii) cash or cash equivalents such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements. For temporary defensive purposes, the Fund may invest without limit in such instruments. The Fund may also invest in zero coupon bonds and purchase securities on a "when-issued" or firm commitment basis.

     The Fund will not invest more than 20% of its total assets in debt securities rated Ba or lower by Moody's or BB or lower by S&P, or if unrated, are considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). The Fund will not invest in debt securities rated less than C by either Moody's or S&P. As of December 31, 1997, the Fund held no low-rated debt securities.

     For temporary or emergency purposes, the Fund may borrow up to one-third of the value of its total assets from banks, but may not purchase securities at any time during which the value of the Fund's outstanding loans exceeds 10% of the value of the Fund's total assets. The Fund may engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest up to 10% of its total assets in other investment companies, and up to 15% of its net assets in illiquid securities.

     The Fund may purchase put and call options on securities and stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 10% of the value of its net assets, and may write covered call options so long as not more than 25% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in (and options on) stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.

     IVY GLOBAL FUND: The Fund seeks long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments of any nation. Any income realized will be incidental. Under normal conditions, the Fund will invest at least 65% of its total assets in the common stock of companies throughout the world, with at least three different countries (one of which may be the United States) represented in the Fund's overall portfolio holdings. Although the Fund generally invests in common stock, it may also invest in preferred stock, sponsored or unsponsored ADRs, GDRs, ADSs and GDSs, and investment-grade debt securities (i.e., those rated Baa or higher by Moody's or BBB or higher by S&P, or if unrated, are considered by IMI to be of comparable quality), including corporate bonds, notes, debentures, convertible bonds and zero coupon bonds.

     The Fund may invest less than 35% of its net assets in debt securities rated Ba or below by Moody's or BB or below by S&P, or if unrated, considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). The Fund will not invest in debt securities rated less than C by either Moody's or S&P. As of December 31, 1997, the Fund had 1.05% of its total assets invested in low-rated debt securities.

     The Fund may invest in equity real estate investment trusts, warrants, and securities issued on a "when-issued" or firm commitment basis, and may engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest up to 10% of its total assets in other investment companies and up to 15% of its net assets in illiquid securities. The Fund may not, as a matter of fundamental policy, invest more than 5% of its total assets in restricted securities.

     For temporary defensive purposes and during periods when IMI believes that circumstances warrant, the Fund may invest without limit in U.S. Government securities, obligations issued by domestic or foreign banks (including certificates of deposit, time deposits and bankers' acceptances), and domestic or foreign commercial paper (which, if issued by a corporation, must be rated Prime-1 by Moody's or A-1 by S&P, or if unrated has been issued by a company that at the time of investment has an outstanding debt issue rated Aaa or Aa by Moody's or AAA or AA by S&P). The Fund may also enter into repurchase agreements, and, for temporary or emergency purposes, may borrow up to 10% of the value of its total assets from banks.

     The Fund may purchase put and call options on stock indices, provided the premium paid for such options does not exceed 10% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 50% of the value of its net assets, and may write covered call options so long as not more than 20% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in (and options on) stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 20% of its total assets.

     IVY GLOBAL NATURAL RESOURCES FUND: The Fund's investment objective is long-term growth. Any income realized will be incidental. Under normal conditions, the Fund invests at least 65% of its total assets in the equity securities of companies throughout the world that own, explore or develop natural resources and other basic commodities, or supply goods and services to such companies. Under this investment policy, at least three different countries (one of which may be the United States) will be represented in the Fund's overall portfolio holdings. "Natural resources" generally include precious metals (such as gold, silver and platinum), ferrous and nonferrous metals (such as iron, aluminum and copper), strategic metals (such as uranium and titanium), coal, oil, natural gases, timber, undeveloped real property and agricultural commodities. Although the Fund generally invests in common stock, it may also invest in preferred stock, securities convertible into common stock and sponsored or unsponsored ADRs, GDRs, ADSs and GDSs. The Fund may also invest directly in precious metals and other physical commodities.

     MFC believes that certain political and economic changes in the global environment in recent years have had and will continue to have a profound effect on global supply and demand of natural resources, and that rising demand from developing markets and new sources of supply should create attractive investment opportunities. In selecting the Fund's investments, MFC will seek to identify securities of companies that, in MFC's opinion, appear to be undervalued relative to the value of the companies' natural resource holdings.

     For temporary defensive purposes, the Fund may invest without limit in cash or cash equivalents, such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements. For temporary or emergency purposes, the Fund may borrow up to one-third of the value of its total assets from banks, but may not purchase securities at any time during which the value of the Fund's outstanding loans exceeds 10% of the value of the Fund's total assets. The Fund may engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest up to 10% of its total assets in other investment companies and up to 15% of its net assets in illiquid securities.

     For hedging purposes only, the Fund may engage in transactions in (and options on) foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.

     IVY GLOBAL SCIENCE & TECHNOLOGY FUND: The Fund's principal investment objective is long-term capital growth. Any income realized will be incidental. Under normal conditions, the Fund will invest at least 65% of its total assets in the common stock of companies that are expected to benefit from the development, advancement and use of science and technology. Under this investment policy, at least three different countries (one of which may be the United States) will be represented in the Fund's overall portfolio holdings. Industries likely to be represented in the Fund's portfolio include computers and peripheral products, software, electronic components and systems, telecommunications, media and information services, pharmaceuticals, hospital supply and medical devices, biotechnology, environmental services, chemicals and synthetic materials, and defense and aerospace. The Fund may also invest in companies that are expected to benefit indirectly from the commercialization of technological and scientific advances. In recent years, rapid advances in these industries have stimulated unprecedented growth. While this is no guarantee of future performance, IMI believes that these industries offer substantial opportunities for long-term capital appreciation.

     Although the Fund generally invests in common stock, it may also invest in preferred stock, securities convertible into common stock, sponsored or unsponsored ADRs, GDRs, ADSs and GDSs and investment-grade debt securities (i.e., those rated Baa or higher by Moody's or BBB or higher by S&P, or if unrated, are considered by IMI to be of comparable quality), including corporate bonds, notes, debentures, convertible bonds and zero coupon bonds. The Fund may also invest up to 5% of its net assets in debt securities that are rated Ba or below by Moody's or BB or below by S&P, or if unrated, are considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). The Fund will not invest in debt securities rated less than C by either Moody's or S&P. As of December 31, 1997, the Fund held no low-rated debt securities.

     The Fund may invest in warrants, purchase securities on a "when-issued" or firm commitment basis, engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest (i) up to 10% of its total assets in other investment companies and (ii) up to 15% of its net assets in illiquid securities.

     For temporary defensive purposes and during periods when IMI believes that circumstances warrant, the Fund may invest without limit in U.S. Government securities, obligations issued by domestic or foreign banks (including certificates of deposit, time deposits and bankers' acceptances), and domestic or foreign commercial paper (which, if issued by a corporation, must be rated Prime-1 by Moody's or A-1 by S&P, or if unrated has been issued by a company that at the time of investment has an outstanding debt issue rated Aaa or Aa by Moody's or AAA or AA by S&P). The Fund may also enter into repurchase agreements, and, for temporary or emergency purposes, may borrow up to 10% of the value of its total assets from banks.

     The Fund may purchase put and call options on stock indices and on individual securities, provided the premium paid for such options does not exceed 10% of the value of the Fund's net assets. The Fund may also sell covered put options with respect to up to 50% of the value of its net assets, and may write covered call options so long as not more than 20% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in (and options on) stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 20% of the value of its total assets.

     IVY INTERNATIONAL FUND II: The Fund's principal objective is long-term capital growth primarily through investment in equity securities. Consideration of current income is secondary to this principal objective. It is anticipated that at least 65% of the Fund's total assets will be invested in common stocks (and securities convertible into common stocks) principally traded in European, Pacific Basin and Latin American markets. Under this investment policy, at least three different countries (other than the United States) will be represented in the Fund's overall portfolio holdings. For temporary defensive purposes, the Fund may also invest in equity securities principally traded in U.S. markets. IMI, the Fund's investment manager, invests the Fund's assets in a variety of economic sectors, industry segments and individual securities in order to reduce the effects of price volatility in any one area and to enable shareholders to participate in markets that do not necessarily move in concert with U.S. markets. IMI seeks to identify rapidly expanding foreign economies, and then searches out growing industries and corporations, focusing on companies with established records. Individual securities are selected based on value indicators, such as a low price-earnings ratio, and are reviewed for fundamental financial strength. Companies in which investments are made will generally have at least $1 billion in capitalization and a solid history of operations.

     When economic or market conditions warrants, the Fund may invest without limit in U.S. Government securities, investment-grade debt securities (i.e., those rated Baa or higher by Moody's or BBB or higher by S&P, or if unrated, considered by IMI to be of comparable quality), preferred stocks, sponsored or unsponsored ADRs, GDRs, ADSs and GDSs, warrants, or cash or cash equivalents such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements. For temporary or emergency purposes, the Fund may borrow up to 10% of the value of its total assets from banks. The Fund may also purchase securities on a "when-issued" or firm commitment basis, and may engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest up to 10% of its total assets in other investment companies and up to 15% of its net assets in illiquid securities.

     The Fund may purchase put and call options on securities and stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 10% of the value of its net assets, and may write covered call options so long as not more than 25% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in (and options on) stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.

     IVY INTERNATIONAL SMALL COMPANIES FUND: The Fund's principal investment objective is long-term growth primarily through investment in foreign equity securities. Consideration of current income is secondary to this principal objective. Under normal circumstances the Fund invests at least 65% of its total assets in common and preferred stocks (and securities convertible into common stocks) of foreign issuers having total market capitalization of less than $1 billion. Under this investment policy, at least three different countries (other than the United States) will be represented in the Fund's overall portfolio holdings. For temporary defensive purposes, the Fund may also invest in equity securities principally traded in the United States. The Fund will invest its assets in a variety of economic sectors, industry segments and individual securities in order to reduce the effects of price volatility in any area and to enable shareholders to participate in markets that do not necessarily move in concert with the U.S. market. The factors that IMI considers in determining the appropriate distribution of investments among various countries and regions include prospects for relative economic growth, expected levels of inflation, government policies influencing business conditions and the outlook for currency relationships.

     In selecting the Fund's investments, IMI will seek to identify securities that are attractively priced relative to their intrinsic value. The intrinsic value of a particular security is analyzed by reference to characteristics such as relative price-earnings ratio, dividend yield and other relevant factors (such as applicable financial, tax, social and political conditions).

     When economic or market conditions warrant, the Fund may invest without limit in U.S. Government securities, investment-grade debt securities, zero coupon bonds, preferred stocks, warrants, or cash or cash equivalents such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements. The Fund may also invest up to 5% of its net assets in debt securities rated Ba or below by Moody's or BB or below by S&P, or if unrated, are considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). The Fund will not invest in debt securities rated less than C by either Moody's or S&P. As of December 31, 1997, the Fund held no low-rated debt securities.

     For temporary or emergency purposes, the Fund may borrow up to one-third of the value of its total assets from banks, but may not purchase securities at any time during which the value of the Fund's outstanding loans exceeds 10% of the value of the Fund's assets. The Fund may engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest (i) up to 10% of its total assets in other investment companies and (ii) up to 15% of its net assets in illiquid securities.

     The Fund may purchase put and call options on securities and stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 10% of the value of its net assets, and may write covered call options so long as not more than 25% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.

     IVY PAN-EUROPE FUND: The Fund's principal investment objective is long-term capital growth. Consideration of current income is secondary to this principal objective. The Fund seeks to achieve its investment objective by investing primarily in the equity securities of companies domiciled or otherwise doing business (as described below) in European countries. Under normal circumstances, the Fund will invest at least 65% of its total assets in the equity securities of "European companies," which include any issuer (a) that is organized under the laws of a European country; (b) that derives 50% or more of its total revenues from goods produced or sold, investments made or services performed in Europe; or (c) for which the principal trading market is in Europe. The Fund may also invest up to 35% of its total assets in the equity securities of issuers domiciled outside of Europe. The equity securities in which the Fund may invest include common stock, preferred stock and common stock equivalents such as warrants and convertible debt securities. The Fund may also invest in sponsored or unsponsored ADRs, European Depository Receipts ("EDRs"), GDRs, ADSs, European Depository Shares ("EDSs") and GDSs. The Fund does not expect to concentrate its investments in any particular industry.

     The Fund may invest up to 35% of its net assets in debt securities, but will not invest more than 20% of its net assets in debt securities rated Ba or below by Moody's or BB or below by S&P, or if unrated, are considered by IMI to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). The Fund will not invest in debt securities rated less than C by either Moody's or S&P. As of December 31, 1997, the Fund held no low-rated debt securities. The Fund may also purchase securities on a "when-issued" or firm commitment basis, engage in foreign currency exchange transactions and enter into forward foreign currency contracts. In addition, the Fund may invest up to 5% of its net assets in zero coupon bonds.

     For temporary defensive purposes or when IMI believes that circumstances warrant, the Fund may invest without limit in U.S. Government securities, investment-grade debt securities (i.e., those rated Baa or higher by Moody's or BBB or higher by S&P, or if unrated, are considered by IMI to be of comparable quality), warrants, and cash or cash equivalents such as domestic or foreign bank obligations (including certificates of deposit, time deposits and bankers' acceptances), short-term notes, repurchase agreements, and domestic or foreign commercial paper (which, if issued by a corporation, must be rated Prime-1 by Moody's or A-1 by S&P, or if unrated has been issued by a company that at the time of investment has an outstanding debt issue rated Aaa or Aa by Moody's or AAA or AA by S&P).

     For temporary or emergency purposes, the Fund may borrow up to one-third of the value of its total assets from banks, but may not purchase securities at any time during which the value of the Fund's outstanding loans exceeds 10% of the value of the Fund's total assets. The Fund may also invest (i) up to 10% of its total assets in other investment companies, and (ii) up to 15% of its net assets in illiquid securities.

     The Fund may purchase put and call options on securities and stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 10% of the value of its net assets, and may write covered call options so long as not more than 25% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in (and options on) stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.

        Ivy South America Fund    :  The Fund's principal
investment objective is long-term capital growth. Consideration of current income is secondary to this principal objective. Under normal conditions the Fund invests at least 65% of its total assets in securities issued in South America. Securities of South American issuers include (a) securities of companies organized under the laws of a South American country or for which the principal securities trading market is in South America;
(b) securities that are issued or guaranteed by the government of a South American country, its agencies or instrumentalities, political subdivisions or the country's central bank;
(c) securities of a company, wherever organized, where at least 50% of the company's non-current assets, capitalization, gross revenue or profit in any one of the two most recent fiscal years represents (directly or indirectly through subsidiaries) assets or activities located in South America; or (d) any of the preceding types of securities in the form of depository shares. The Fund may participate, however, in markets throughout Latin America, which for purposes of this Prospectus is defined as Mexico, Central America, South America and the Spanish-speaking islands of the Caribbean, and it is expected that the Fund will be invested at all times in at least three countries. Under present conditions, the Fund expects to focus its investments in Argentina, Brazil, Chile, Colombia, Peru and Venezuela, which IMI believes are the most developed capital markets in South America. The Fund does not expect to concentrate its investments in any particular industry.

     The Fund's equity investments consist of common stock, preferred stock (either convertible or non-convertible), sponsored or unsponsored ADRs, GDRs, ADSs and GDSs, and warrants
(any of which may be purchased through rights). The Fund's equity securities may be listed on securities exchanges, traded over-the-counter, or have no organized market.

     The Fund may invest in debt securities (including zero coupon bonds) when IMI anticipates that the potential for capital appreciation from debt securities is likely to equal or exceed that of equity securities (e.g., a favorable change in relative foreign exchange rates, interest rate levels or the creditworthiness of issuers). These include debt securities issued by South American Governments ("Sovereign Debt"). Most of the debt securities in which the Fund may invest are not rated, and those that are rated are expected to be below investment-grade (i.e., rated Ba or below by Moody's or BB or below by S&P, or considered by IMI to be of comparable quality), and are commonly referred to as "high yield" or "junk" bonds. As of December 31, 1997, the Fund held no low-rated debt securities.

     To meet redemptions, or while the Fund is anticipating investments in South American securities, the Fund may hold cash or cash equivalents such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements. For temporary defensive or emergency purposes, the Fund may (i) invest without limit in such instruments, and (ii) borrow up to one-third of the value of its total assets from banks (but may not purchase securities at any time during which the value of the Fund's outstanding loans exceeds 10% of the value of the Fund's total assets).

     The Fund may purchase securities on a "when-issued" or firm commitment basis, engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest up to 10% of its total assets in other investment companies, and up to 15% of its net assets in illiquid securities. The Fund will treat as illiquid any South American securities that are subject to restrictions on repatriation for more than seven days, as well as any securities issued in connection with South American debt conversion programs that are restricted to remittance of invested capital or profits.

     The Fund may purchase put and call options on securities and stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 10% of the value of its net assets, and may write covered call options so long as not more than 25% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in (and options on) stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.

                          RISK FACTORS

BANKING INDUSTRY AND SAVINGS AND LOAN OBLIGATIONS

     Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank (meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument at maturity). In addition to investing in certificates of deposit and bankers' acceptances, a Fund may invest in time deposits in banks or savings and loan associations. Time deposits are generally similar to certificates of deposit, but are uncertificated. A Fund's investments in certificates of deposit, time deposits, and bankers' acceptances are limited to obligations of (i) banks having total assets in excess of $1 billion, (ii) U.S. banks which do not meet the $1 billion asset requirement, if the principal amount of such obligation is fully insured by the Federal Deposit Insurance Corporation (the "FDIC"), (iii) savings and loan associations which have total assets in excess of $1 billion and which are members of the FDIC, and (iv) foreign banks if the obligation is, in IMI's opinion, of an investment quality comparable to other debt securities which may be purchased by the particular Fund. A Fund's investments in certificates of deposit of savings associations are limited to obligations of Federal and state-chartered institutions whose total assets exceed $1 billion and whose deposits are insured by the FDIC.

BORROWING

     Borrowing may exaggerate the effect on a Fund's net asset value of any increase or decrease in the value of the Fund's portfolio securities. Money borrowed will be subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances). Although the principal of a Fund's borrowings will be fixed, the Fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk. All borrowings will be repaid before any additional investments are made.

COMMERCIAL PAPER

     Commercial paper represents short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations and finance companies. A Fund may invest in commercial paper that is rated Prime-1 by Moody's Investors Service, Inc. ("Moody's") or A-1 by Standard & Poor's Corporation ("S&P") or, if not rated by Moody's or S&P, is issued by companies having an outstanding debt issue rated Aaa or Aa by Moody's or AAA or AA by S&P.

CONVERTIBLE SECURITIES

     The convertible securities in which a Fund may invest include corporate bonds, notes, debentures, preferred stock and other securities that may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. Investments in convertible securities can provide income through interest and dividend payments as well as an opportunity for capital appreciation by virtue of their conversion or exchange features. Because convertible securities can be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stock changes, and, therefore, also tends to follow movements in the general market for equity securities. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock, although typically not as much as the price of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

     As debt securities, convertible securities are investments that provide for a stream of income. Like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations (see following section). Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

     Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, are senior in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, convertible bonds and convertible preferred stock typically have lower coupon rates than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income.

DEBT SECURITIES

     IN GENERAL. Investing in debt securities involves both interest rate and credit risk. Generally, the value of debt instruments rises and falls inversely with fluctuations in interest rates. As interest rates decline, the value of debt securities generally increases. Conversely, rising interest rates tend to cause the value of debt securities to decrease. Bonds with longer maturities generally are more volatile than bonds with shorter maturities. The market value of debt securities also varies according to the relative financial condition of the issuer. In general, lower-quality bonds offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument.

     U.S. GOVERNMENT SECURITIES. U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes, and bonds) and (2) Federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates, which are mortgage-backed securities). When such securities are held to maturity, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest possible credit quality. U.S. Government securities that are not held to maturity are subject to variations in market value due to fluctuations in interest rates.

     Mortgage-backed securities are securities representing part ownership of a pool of mortgage loans. For example, GNMA certificates are such securities in which the timely payment of principal and interest is guaranteed by the full faith and credit of the U.S. Government. Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the loans typically will be substantially less because the mortgages will be subject to principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayments tends to increase, thereby shortening the actual average life of the security. Conversely, rising interest rates tend to decrease the rate of prepayment, thereby lengthening the actual average life of the security (and increasing the security's price volatility).

Accordingly, it is not possible to predict accurately the average life of a particular pool. Reinvestment of prepayment may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, mortgage-backed securities can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates, and may involve significantly greater price and yield volatility than traditional debt securities.
Such securities may appreciate or decline in market value during periods of declining or rising interest rates, respectively.

     Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of nor guaranteed by the U.S. Treasury; however, they involve Federal sponsorship in one way or another. Some are backed by specific types of collateral, some are supported by the issuer's right to borrow from the Treasury, some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer, others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, Federal Home Loan Mortgage Association and Student Loan Marketing Association.

     INVESTMENT-GRADE DEBT SECURITIES. Bonds rated Aaa by Moody's and AAA by S&P are judged to be of the best quality (i.e., capacity to pay interest and repay principal is extremely strong). Bonds rated Aa/AA are considered to be of high quality (i.e., capacity to pay interest and repay principal is very strong and differs from the highest rated issues only to a small degree). Bonds rated A are viewed as having many favorable investment attributes, but elements may be present that suggest a susceptibility to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Bonds rated Baa/BBB (considered by Moody's to be "medium grade" obligations) are considered to have an adequate capacity to pay interest and repay principal, but certain protective elements may be lacking (i.e., such bonds lack outstanding investment characteristics and have some speculative characteristics). A Fund may invest in debt securities that are given an investment-grade rating by Moody's or S&P, and may also invest in unrated debt securities that are considered by IMI to be of comparable quality.

     LOW-RATED DEBT SECURITIES. Securities rated lower than Baa or BBB and comparable unrated securities (commonly referred to as "high yield" or "junk" bonds) are considered to be predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. The lower the ratings of corporate debt securities, the more their risks render them like equity securities. Such securities carry a high degree of risk (including the possibility of default or bankruptcy of the issuers of such securities), and generally involve greater volatility of price and risk of principal and income (and may be less liquid) than securities in the higher rating categories. (See Appendix A for a more complete description of the ratings assigned by Moody's and S&P and their respective characteristics.)

     Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. During an economic downturn or period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service their principal and interest payment obligations. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a Fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

     The trading market for high yield securities may be thin to the extent that there is no established retail secondary market or because of a decline in the value of such securities. A thin trading market may limit the ability of a Fund to accurately value high yield securities in the Fund's portfolio, could adversely affect the price at which the Fund could sell such securities, and cause large fluctuations in the daily net asset value of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of low-rated debt securities, especially in a thinly traded market. When secondary markets for high yield securities become relatively less liquid, it may be more difficult to value the securities, requiring additional research and elements of judgment. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

     Credit quality in the high yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is the policy of IMI not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of a Fund's investment objectives by investment in such securities may be more dependent on IMI's credit analysis than is the case for higher quality bonds.
Should the rating of a portfolio security be downgraded, IMI will determine whether it is in the best interest of a Fund to retain or dispose of such security.

     Prices for high yield securities may be affected by legislative and regulatory developments. For example, Federal rules require savings and loan institutions to gradually reduce their holdings of this type of security. Also, Congress has from time to time considered legislation that would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

     While IMI may refer to ratings issued by established credit rating agencies, it is not IMI's policy to rely exclusively on such ratings, but rather to supplement such ratings with its own independent and ongoing review of credit quality. A Fund's achievement of its investment objective may, to the extent of its investment in low-rated debt securities, be more dependent upon IMI's credit analysis than would be the case if the Funds were investing in higher quality bonds. Should the rating of a portfolio security be downgraded, IMI will determine whether it is in the affected Fund's best interest to retain or dispose of the security. However, should any individual bond held by a Fund be downgraded below a rating of C, IMI currently intends to dispose of such bond based on then existing market conditions.

     ZERO COUPON BONDS. Zero coupon bonds are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. If a Fund holds zero coupon bonds in its portfolio, it would recognize income currently for Federal income tax purposes in the amount of the unpaid, accrued interest and generally would be required to distribute dividends repre-senting such income to shareholders currently, even though funds representing such income would not have been received by the Fund. Cash to pay dividends representing unpaid, accrued interest may be obtained from, for example, sales proceeds of portfolio securities and Fund shares and from loan proceeds. The potential sale of portfolio securities to pay cash distributions from income earned on zero coupon bonds may result in a Fund being forced to sell portfolio securities at a time when it might otherwise choose not to sell these securities and when the Fund might incur a capital loss on such sales. Because interest on zero coupon obligations is not distributed to the Fund on a current basis, but is in effect compounded, the value of such securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations which distribute income regularly.

FIRM COMMITMENT AGREEMENTS AND "WHEN-ISSUED" SECURITIES

     New issues of certain debt securities are often offered on a "when-issued" basis, meaning the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the date of the commitment to purchase. Firm commitment agreements call for the purchase of securities at an agreed-upon price on a specified future date. A Fund uses such investment techniques in order to secure what is considered to be an advantageous price and yield to the Fund and not for purposes of leveraging the Fund's assets. In either instance, the Fund will maintain in a segregated account with its Custodian cash or liquid securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the underlying securities.

FORWARD FOREIGN CURRENCY CONTRACTS

     A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date (usually less than a year), and typically is individually negotiated and privately traded by currency traders and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for commissions, they do realize a profit based on the difference between the price at which they are buying and selling various currencies. Although these contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.

     While a Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for a Fund than if it had not engaged in such transactions. Moreover, there may be an imperfect correlation between a Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by that Fund. An imperfect correlation of this type may prevent a Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss.

     A Fund will not enter into forward contracts or maintain a net exposure to such contracts where the consummation of the contract would obligate the Fund to deliver an amount of currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Further, a Fund generally will not enter into a forward contract with a term of greater than one year.

     A Fund will hold cash or liquid securities in a segregated account with its Custodian in an amount equal (on a daily marked-to-market basis) to the amount of the commitments under these contracts. At the maturity of a forward contract, a Fund may either accept or make delivery of the currency specified in the contract, or, prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

FOREIGN SECURITIES

     A Fund may invest in securities of foreign issuers, including non-U.S. dollar-denominated debt securities, Euro dollar securities, sponsored and unsponsored American Depository Receipts ("ADRs"), American Depository Shares ("ADSs"), Global Depository Receipts ("GDRs"), Global Depository Shares ("GDSs") and debt securities issued, assumed or guaranteed by foreign governments or political subdivisions or instrumentalities thereof. Shareholders should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in the Funds' domestic investments.

     Although each Fund's Advisor intends to invest the Fund's assets only in nations that are generally considered to have relatively stable and friendly governments, there is the possibility of expropriation, nationalization, repatriation or confiscatory taxation, taxation on income earned in a foreign country and other foreign taxes, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default on foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations. In addition, in many countries there is less publicly available information about issuers than is available for U.S. companies. Moreover, foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. In many foreign countries, there is less governmental supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the United States. Foreign securities transactions may also be subject to higher brokerage costs than domestic securities transactions. The foreign securities markets of many of the countries in which a Fund may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States. In addition, a Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgment in foreign courts.

     Foreign stock markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause that Fund to miss attractive investment opportunities. Further, the inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund because of subsequent declines in the value of the portfolio security or, if a Fund has entered into a contract to sell the security, in possible liability to the purchaser. Fixed commissions on some foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although IMI will endeavor to achieve the most favorable net results on a Fund's portfolio transactions. It may be more difficult for a Fund's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. IMI seeks to mitigate the risks to a Fund associated with the foregoing considerations through investment variation and continuous professional management.

     DEPOSITORY RECEIPTS. ADRs, GDRs and similar instruments, the issuance of which is typically administered by a U.S. or foreign bank or trust company, evidence ownership of underlying securities issued by a U.S. or foreign corporation. ADRs are publicly traded on exchanges or over-the-counter ("OTC") in the United States. Unsponsored programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, information concerning the issuer may not be as current or as readily available as in the case of sponsored depository instruments, and their prices may be more volatile than if they were sponsored by the issuers of the underlying securities.

     EMERGING MARKETS. Certain Funds could have significant investments in securities traded in emerging markets. Investors should recognize that investing in such countries involves special considerations, in addition to those set forth above, that are not typically associated with investing in United States securities and that may affect a Fund's performance favorably or unfavorably.

     In recent years, many emerging market countries around the world have undergone political changes that have reduced government's role in economic and personal affairs and have stimulated investment and growth. Historically, there is a strong direct correlation between economic growth and stock market returns. While this is no guarantee of future performance, IMI believes that investment opportunities (particularly in the energy, environmental services, natural resources, basic materials, power, telecommunications and transportation industries) may result within the evolving economies of emerging market countries from which the Fund and its shareholders will benefit.

     Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. Such risks include (i) less social, political and economic stability; (ii) a small market for securities and/or a low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility;
(iii) certain national policies that may restrict a Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
(iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until relatively recently in certain Eastern European countries, of a capital market structure or market-oriented economy; (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries; and (viii) the possibility that currency devaluations could adversely affect the value of a Fund's investments. Further, many emerging markets have experienced and continue to experience high rates of inflation.

     Despite the dissolution of the Soviet Union, the Communist Party may continue to exercise a significant role in certain Eastern European countries. To the extent of the Communist Party's influence, investments in such countries will involve risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, a Fund could lose a substantial portion of any investments it has made in the affected countries. Further, few (if any) accounting standards exist in Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial in relation to the actual market values and may be adverse to a Fund's net asset value.

     Certain Eastern European countries that do not have well-established trading markets are characterized by an absence of developed legal structures governing private and foreign investments and private property. In addition, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.

     Authoritarian governments in certain Eastern European countries may require that a governmental or quasi-governmental authority act as custodian of a Fund's assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to the custody of a Fund's cash and securities, that Fund's investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such countries.

     FOREIGN CURRENCIES. Investment in foreign securities usually will involve currencies of foreign countries. A Fund may also temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs and may purchase forward foreign currency contracts. Because of these factors, the value of the assets of a Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. Although the Funds' Custodian values each Fund's assets daily in terms of U.S. dollars, the Funds generally do not convert their holdings of foreign currencies into U.S. dollars on a daily basis. A Fund will do so from time to time, however, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.

     Because a Fund normally will be invested in both U.S. and foreign securities markets, changes in the Fund's share price may have a low correlation with movements in U.S. markets. A Fund's share price will reflect the movements of both the different stock and bond markets in which it is invested (both U.S. and foreign), and of the currencies in which the investments are denominated. Thus, the strength or weakness of the U.S. dollar against foreign currencies may account for part of a Fund's investment performance. U.S. and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly. In addition, significant uncertainty surrounds the proposed introduction of the euro (a common currency for the European Union) in January 1999 and its effect on the value of securities denominated in local European currencies. These and other currencies in which the Funds' assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

   CONCENTRATION RISKS

     THE ASIA-PACIFIC REGION. Certain Asia-Pacific countries in which Ivy Asia Pacific Fund is likely to invest are developing countries, and may be in the initial stages of their industrialization cycle. The economic structures of developing countries generally are less diverse and mature than in the United States, and their political systems may be relatively unstable. Historically, markets of developing countries have been more volatile than the markets of developed countries, yet such markets often have provided higher rates of return to investors.

     Investing in securities of issuers in Asia-Pacific countries involves certain considerations not typically associated with investing in securities issued in the United States or in other developed countries, including (i) restrictions on foreign investment and on repatriation of capital invested in Asian countries, (ii) currency fluctuations, (iii) the cost of converting foreign currency into United States dollars, (iv) potential price volatility and lesser liquidity of shares traded on Asia-Pacific securities markets and (v) political and economic risks, including the risk of nationalization or expropriation of assets and the risk of war.

     Certain Asia-Pacific countries may be more vulnerable to the ebb and flow of international trade and to trade barriers and other protectionist or retaliatory measures. Investments in countries that have recently opened their capital markets and that appear to have relaxed their central planning requirement, as well as in countries that have privatized some of their state-owned industries, should be regarded as speculative.

     The settlement period of securities transactions in foreign markets in general may be longer than in domestic markets, and such delays may be of particular concern in developing countries.

For example, the possibility of political upheaval and the dependence on foreign economic assistance may be greater in developing countries than in developed countries, either one of which may increase settlement delays.

     Securities exchanges, issuers and broker-dealers in some Asia-Pacific countries are subject to less regulatory scrutiny than in the United States. In addition, due to the limited size of the markets for Asia-Pacific securities, the prices for such securities may be more vulnerable to adverse publicity, investors' perceptions or traders' positions or strategies, which could cause a decrease not only in the value but also in the liquidity of the Fund's investments.

     THE CHINA REGION. Investors in Ivy China Region Fund should be aware that many of the China Region countries in which the Fund is likely to invest may be subject to a greater degree of economic, political and social instability than is the case in the United States or other developed countries. Among the factors causing this instability are (i) authoritarian governments or military involvement in political and economic decision making, (ii) popular unrest associated with demands for improved political, economic and social conditions, (iii) internal insurgencies, (iv) hostile relations with neighboring countries, (v) ethnic, religious and racial disaffection, and
(vi) changes in trading status, any one of which could disrupt the principal financial markets in which the Ivy China Region Fund invests and adversely affect the value of its assets.

     China Region countries tend to be heavily dependent on international trade, as a result of which their markets are highly sensitive to protective trade barriers and the economic conditions of their principal trading partners (i.e., the United States, Japan and Western European countries). Protectionist trade legislation, reduction of foreign investment in China Region economies and general declines in the international securities markets could have a significant adverse effect on the China Region securities markets. In addition, certain China Region countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. There is a heightened risk in these countries that such adverse actions might be repeated.

     To the extent that any China Region country experiences rapid increases in its money supply or investment in equity securities for speculative purposes, the equity securities traded in such countries may trade at price-earning multiples higher than those of comparable companies trading on securities markets in the United States, which may not be sustainable. Finally, restriction on foreign investment exists to varying degrees in some China Region countries. Where such restrictions apply, investments may be limited and may increase the Fund's expenses. See also "Selected Economic and Market Data for Asia Pacific and China Region Countries" in Appendix B to this SAI.

     CANADIAN SECURITIES. Ivy Canada Fund invests primarily in Canadian securities. The Canadian securities market is among the largest in the world. Equity securities are traded primarily on the country's five independent regional stock exchanges: The Toronto Stock Exchange ("TSE"), the Montreal Exchange ("ME"), the Vancouver Stock Exchange ("VSE"), the Alberta Stock Exchange and the Winnipeg Stock Exchange. The TSE, which is the largest regional exchange, had a total market capitalization of $1190.8 billion as of November 1996 and its 1,304 listed companies had a November 1996 trading volume of 2,610,118,602 shares. A small percentage of Canadian stocks are traded on the unlisted or OTC market. In contrast, almost all debt securities are traded on the OTC. Interlisting is common among the Canadian and U.S. stock exchanges and the OTC markets. In addition, the TSE, the American Stock Exchange and the Midwest Stock Exchange are electronically linked to permit the order routing of interlisted securities on those stock exchanges. The ME and the Boston Stock Exchange are similarly linked. Ivy Canada Fund invests less than 1% of its assets in securities listed solely on the VSE.

     The economy of Canada is strongly influenced by the activities of companies and industries involved in the production and processing of natural resources. The companies may include those involved in the energy industry, industrial materials (chemicals, base metals, timber and paper) and agricultural materials (grain cereals). The securities of companies in the energy industry are subject to changes in value and dividend yield, which depend, to a large extent, on the price and supply of energy fuels. Rapid price and supply fluctuations may be caused by events relating to international politics, energy conservation and the success of exploration projects. Economic prospects are changing due to recent government attempts to reduce restrictions against foreign investment.

     Many factors, including social, environmental and economic conditions, that are not within the control of Canada affect and could have an adverse impact on the financial condition of Canada. IMI is unable to predict what effect, if any, such factors would have on instruments held in a Fund's portfolio.

     Beginning in January of 1989 the U.S. - Canada Free Trade Agreement will be phased in over a period of 10 years. This agreement will remove tariffs on U.S. technology and Canadian agricultural products in addition to removing trade barriers affecting other important sectors of each country's economy. Additionally, the implementation of the North American Free Trade Agreement in January 1994 is expected over time to lead to increased trade and reduced barriers between Canada and the United States.

     Canada is one of the world's leading industrial countries, as well as a major exporter of agricultural products. Canada is rich in natural resources such as zinc, uranium, nickel, gold, silver, aluminum, iron and copper. Forest covers over 44% of land area, making Canada a leading world producer of newsprint.

     Canada is also a major producer of hydroelectricity, oil and gas. The business activities of companies in the energy field may include the production, generation, transmission, marketing, control or measurement of energy or energy fuels.

     Canadian securities exchanges are self-regulatory agencies that are recognized by the securities administrators of the province in which the exchange is located. The largest, most active Canadian exchange is the TSE, which is a self-regulated agency recognized by the Ontario Securities Commission. Canadian securities regulation differs in certain respects from United States securities regulation. For example, the amount of information available concerning companies that have securities traded on Canadian exchanges and do not have securities traded on an exchange in the United States is generally less than that available concerning companies which have securities traded on United States exchanges. See "Risk Factors and Investment Techniques" in the Prospectus for a discussion of the risks associated with investing in the securities of foreign companies.

     NATURAL RESOURCES AND PHYSICAL COMMODITIES. Since Ivy Global Natural Resources Fund normally invests a substantial portion of its assets in securities of companies engaged in natural resources activities, the Fund may be subject to greater risks and market fluctuations than funds with more diversified portfolios. The value of the Fund's securities will fluctuate in response to market conditions generally, and will be particularly sensitive to the markets for those natural resources in which a particular issuer is involved. The values of natural resources may also fluctuate directly with respect to real and perceived inflationary trends and various political developments. In selecting the Fund's portfolio of investments, MFC will consider each company's ability to create new products, secure any necessary regulatory approvals, and generate sufficient customer demand. A company's failure to perform well in any one of these areas, however, could cause its stock to decline sharply.

     Natural resource industries throughout the world may be subject to greater political, environmental and other governmental regulation than many other industries. Changes in governmental policies and the need for regulatory approvals may have an adverse effect on the products and services of natural resources companies. For example, the exploration, development and distribution of coal, oil and gas in the United States are subject to significant Federal and state regulation, which may affect rates of return on such investments and the kinds of services that may be offered to companies in those industries.
In addition, many natural resource companies have been subject to significant costs associated with compliance with environmental and other safety regulations. Such regulations may also hamper the development of new technologies. The direction, type or effect of any future regulations affecting natural resource industries are virtually impossible to predict.

     Ivy Global Natural Resources Fund's investments in precious metals (such as gold) and other physical commodities are considered speculative and subject to special risk considerations, including substantial price fluctuations over short periods of time. On the other hand, investments in precious metals coins or bullion could help to moderate fluctuations in the value of the Fund's portfolio, since the prices of precious metals have at times tended not to fluctuate as widely as shares of issuers engaged in the mining of precious metals. Because precious metals and other commodities do not generate investment income, however, the return on such investments will be derived solely from the appreciation and depreciation on such investments. The Fund may also incur storage and other costs relating to its investments in precious metals and other commodities, which may, under certain circumstances, exceed custodial and brokerage costs associated with investments in other types of securities. When the Fund purchases a precious metal, MFC currently intends that it will only be in a form that is readily marketable. Under current U.S. tax law, the Ivy Global Natural Resources Fund may not receive more than 10% of its yearly income from gains resulting from selling precious metals or any other physical commodity. Accordingly, the Fund may be required to hold its precious metals or sell them at a loss, or to sell its portfolio securities at a gain, when for investment reasons it would not otherwise do so.

     SOUTH AMERICAN SECURITIES.  Investors in Ivy South
America Fund should be aware that investing in the securities of South American issuers may entail risks relating to the potential political and economic instability of certain South American countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of expropriation, nationalization or other confiscation by any country, a Fund could lose its entire investment in any such country.

     The securities markets of South American countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

     The limited size of many South American securities markets
and limited trading volume in the securities of   South American
issuers compared to volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

      Ivy South America Fund invests in securities denominated in currencies of South American countries.
Accordingly, changes in the value of these currencies against the U.S. dollar will result in corresponding changes in the U.S.
dollar value of the Fund's assets denominated in those currencies.

     Some South American countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain South American countries may restrict the free conversion of their currencies into other countries. Further, certain South American currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Fund's portfolio securities are denominated may have a detrimental impact on that Fund's net asset value.

     The economies of individual South American countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Certain South American countries have experienced high levels of inflation which can have a debilitating effect on the economy.
Furthermore, certain South American countries may impose withholding taxes on dividends payable to a Fund at a higher rate than those imposed by other foreign countries. This may reduce the Fund's investment income available for distribution to shareholders.

     Certain South American countries such as Argentina, Brazil and Mexico are among the world's largest debtors to commercial banks and foreign governments. At times, certain South American countries have declared moratoria on the payment of principal and/or interest on outstanding debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt.

     Holders of sovereign debt, may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

     Governments of many South American countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in those countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments, such as military coups, have occurred in the past and could also adversely affect a Fund's investments in this region.

     Changes in political leadership, the implementation of market oriented economic policies, such as privatization, trade reform and fiscal and monetary reform are among the recent steps taken to renew economic growth. External debt is being restructured and flight capital (domestic capital that has left home country) has begun to return. Inflation control efforts
have also been implemented.   South American equity markets can
be extremely volatile and in the past have shown little correlation with the U.S. market. Currencies are typically weak, but most are now relatively free floating, and it is not unusual for the currencies to undergo wide fluctuations in value over short periods of time due to changes in the market.

ILLIQUID SECURITIES

     A Fund may purchase securities other than in the open market. While such purchases may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities" or "not readily marketable" (i.e., they cannot be sold to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"), or the availability of an exemption from registration (such as Rule 144A) or because they are subject to other legal or contractual delays in or restrictions on resale). This investment practice, therefore, could have the effect of increasing the level of illiquidity of a Fund. It is a Fund's policy that illiquid securities (including repurchase agreements of more than seven days duration, certain restricted securities, and other securities which are not readily marketable) may not constitute, at the time of purchase, more than 15% of the value of the Fund's net assets. The Trust's Board of Trustees has approved guidelines for use by IMI in determining whether a security is illiquid.

     Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the 1933 Act. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. If adverse market conditions were to develop during the period between a Fund's decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. Where a registration statement is required for the resale of restricted securities, a Fund may be required to bear all or part of the registration expenses. A Fund may be deemed to be an "underwriter" for purposes of the 1933 Act when selling restricted securities to the public and, in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

     Since it is not possible to predict with assurance that the market for securities eligible for resale under Rule 144A will continue to be liquid, IMI will monitor such restricted securities subject to the supervision of the Board of Trustees. Among the factors IMI may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer).

REAL ESTATE INVESTMENT TRUSTS (REITS)

     A REIT is a corporation, trust or association that invests in real estate mortgages or equities for the benefit of its investors. REITs are dependent upon management skill, may not be diversified and are subject to the risks of financing projects. Such entities are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

REPURCHASE AGREEMENTS

     Repurchase agreements are contracts under which a Fund buys a money market instrument and obtains a simultaneous commitment from the seller to repurchase the instrument at a specified time and at an agreed-upon yield. Under guidelines approved by the Board, a Fund is permitted to enter into repurchase agreements only if the repurchase agreements are at least fully collateralized with U.S. Government securities or other securities that IMI has approved for use as collateral for repurchase agreements and the collateral must be marked-to-market daily. A Fund will enter into repurchase agreements only with banks and broker-dealers deemed to be creditworthy by its Adviser under the above-referenced guidelines. In the unlikely event of failure of the executing bank or broker-dealer, a Fund could experience some delay in obtaining direct ownership of the underlying collateral and might incur a loss if the value of the security should decline, as well as costs in disposing of the security.

SMALL COMPANIES

     Investing in smaller company stocks involves certain special considerations and risks that are not usually associated with investing in larger, more established companies. For example, the securities of small or new companies may be subject to more abrupt or erratic market movements because they tend to be thinly traded and are subject to a greater degree to changes in the issuer's earnings and prospects. Small companies also tend to have limited product lines, markets or financial resources. Transaction costs in smaller company stocks also may be higher than those of larger companies.

WARRANTS

     The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. However, prices of warrants do not necessarily move in a tandem with the prices of the underlying securities, and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a Fund were not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant.

OPTIONS TRANSACTIONS

     IN GENERAL. A Fund may engage in transactions in options on securities and stock indices in accordance with its stated investment objective and policies. A Fund may also purchase put options on securities and may purchase and sell (write) put and call options on stock indices. Options on securities and stock indices purchased or written by a Fund will be limited to options traded on national securities exchanges, boards of trade or similar entities, or in the OTC markets.

     A call option is a short-term contract (having a duration of less than one year) pursuant to which the purchaser, in return for the premium paid, has the right to buy the security underlying the option at the specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. A put option is a similar contract pursuant to which the purchaser, in return for the premium paid, has the right to sell the security underlying the option at the specified exercise price at any time during the term of the option. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option, to buy the underlying security at the exercise price. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the time remaining to expiration of the option, supply and demand, and interest rates.

     If the writer of an option wishes to terminate the obligation, the writer may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the Options Clearing Corporation. However, a writer may not effect a closing purchase transaction after it has been notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate his or her position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected at any particular time or at any acceptable price. If any call or put option is not exercised or sold, it will become worthless on its expiration date.

     A Fund will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put previously written by the Fund if the premium, plus commission costs, paid by the Fund to purchase the call or the put is less (or greater) than the premium, less commission costs, received by the Fund on the sale of the call or the put. A gain also will be realized if a call or a put that a Fund has written lapses unexercised, because the Fund would retain the premium. Any such gains (or losses) are considered short-term capital gains (or losses) for Federal income tax purposes. Net short-term capital gains, when distributed by a Fund, are taxable as ordinary income. See "Taxation."

     A Fund will realize a gain (or a loss) on a closing sale transaction with respect to a call or a put previously purchased by the Fund if the premium, less commission costs, received by the Fund on the sale of the call or the put is greater (or less) than the premium, plus commission costs, paid by the Fund to purchase the call or the put. If a put or a call expires unexercised, it will become worthless on the expiration date, and a Fund will realize a loss in the amount of the premium paid, plus commission costs. Any such gain or loss will be long-term or short-term gain or loss, depending upon a Fund's holding period for the option.

     Exchange-traded options generally have standardized terms and are issued by a regulated clearing organization (such as the Options Clearing Corporation), which, in effect, guarantees the completion of every exchange-traded option transaction. In contrast, the terms of OTC options are negotiated by a Fund and its counterparty (usually a securities dealer or a financial institution) with no clearing organization guarantee. When a Fund purchases an OTC option, it relies on the party from whom it has purchased the option (the "counterparty") to make delivery of the instrument underlying the option. If the counterparty fails to do so, a Fund will lose any premium paid for the option, as well as any expected benefit of the transaction. Accordingly, IMI will assess the creditworthiness of each counterparty to determine the likelihood that the terms of the OTC option will be satisfied.

     WRITING OPTIONS ON INDIVIDUAL SECURITIES.  A Fund may write
(sell) covered call options on the Fund's securities in an attempt to realize a greater current return than would be realized on the securities alone. A Fund may also write covered call options to hedge a possible stock or bond market decline (only to the extent of the premium paid to the Fund for the options). In view of the investment objectives of a Fund, the Fund generally would write call options only in circumstances where the investment adviser to the Fund does not anticipate significant appreciation of the underlying security in the near future or has otherwise determined to dispose of the security.

     A Fund may write covered call options as described in the Fund's Prospectus. A "covered" call option means generally that so long as the Fund is obligated as the writer of a call option, the Fund will (i) own the underlying securities subject to the option, or (ii) have the right to acquire the underlying securities through immediate conversion or exchange of convertible preferred stocks or convertible debt securities owned by the Fund. Although a Fund receives premium income from these activities, any appreciation realized on an underlying security will be limited by the terms of the call option. A Fund may purchase call options on individual securities only to effect a "closing purchase transaction."

     As the writer of a call option, a Fund receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period, if the option is exercised. So long as a Fund remains obligated as a writer of a call option, it forgoes the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such a profit (and retains the risk of loss should the value of the underlying security decline).

     PURCHASING OPTIONS ON INDIVIDUAL SECURITIES. A Fund may purchase a put option on an underlying security owned by the Fund as a defensive technique in order to protect against an anticipated decline in the value of the security. A Fund, as the holder of the put option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that a Fund must pay. These costs will reduce any profit a Fund might have realized had it sold the underlying security instead of buying the put option. The premium paid for the put option would reduce any capital gain otherwise available for distribution when the security is eventually sold. The purchase of put options will not be used by a Fund for leveraging purposes.

     A Fund may also purchase a put option on an underlying security that it owns and at the same time write a call option on the same security with the same exercise price and expiration date. Depending on whether the underlying security appreciates or depreciates in value, a Fund would sell the underlying security for the exercise price either upon exercise of the call option it has written or by exercising the put option it holds.
A Fund would enter into such transactions in order to profit from the difference between the premium received by the Fund for the writing of the call option and the premium paid by the Fund for the purchase of the put option, thereby increasing the Fund's current return. A Fund may write (sell) put options on individual securities only to effect a "closing sale transaction."

     PURCHASING AND WRITING OPTIONS ON SECURITIES INDICES. A Fund may purchase and sell (write) put and call options on securities indices. An index assigns relative values to the securities included in the index and the index fluctuates with changes in the market values of the securities so included. Options on indices are similar to options on individual securities, except that, rather than giving the purchaser the right to take delivery of an individual security at a specified price, they give the purchaser the right to receive cash. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars, times a specified multiple (the "multiplier"). The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

     The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices have different multipliers.

     When a Fund writes a call or put option on a stock index, the option is "covered", in the case of a call, or "secured", in the case of a put, if the Fund maintains in a segregated account with the Custodian cash or liquid securities equal to the contract value. A call option is also covered if a Fund holds a call on the same index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written, provided that the Fund maintains in a segregated account with the Custodian the difference in cash or liquid securities. A put option is also "secured" if a Fund holds a put on the same index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written or (ii) less than the exercise price of the put written, provided that the Fund maintains in a segregated account with the Custodian the difference in cash or liquid securities.

     RISKS OF OPTIONS TRANSACTIONS. The purchase and writing of options involves certain special risks. During the option period, the covered call writer, in return for the premium on the option, has given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities (or cash in the case of an index option) at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security (or index), in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, a Fund will lose its entire investment in the option. Also, where a put or call option on a particular security (or index) is purchased to hedge against price movements in a related security (or securities), the price of the put or call option may move more or less than the price of the related security (or securities). In this regard, there are differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective.

     There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position. Finally, trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange. Closing transactions can be made for OTC options only by negotiating directly with the counterparty or by a transaction in the secondary market, if any such market exists.

There is no assurance that a Fund will be able to close out an OTC option position at a favorable price prior to its expiration.

In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration. Although a Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, the Fund may experience losses in some cases as a result of such inability.

     A Fund's options activities may impact the level of its portfolio turnover and brokerage commissions. See "Portfolio
Turnover."

     A Fund's success in using options techniques depends, among other things, on the Advisor's ability to predict accurately the direction and volatility of price movements in the options and securities markets, and to select the proper type, time and duration of options.

FUTURES CONTRACTS

     IN GENERAL. A Fund may enter into futures contracts for hedging purposes. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a commodity at a specified price and time. When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its Custodian (or broker, if legally permitted) in a segregated account a specified amount of cash or liquid securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark-to-market its open futures position.

     Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery of offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, a Fund generally realizes a capital gain, or if it is more, the Fund generally realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund generally realizes a capital gain, or if it is less, the Fund generally realizes a capital loss. The transaction costs must also be included in these calculations. When purchasing a futures contract, a Fund will maintain with its Custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with a futures commission merchant ("FCM") as margin, are equal to the market value of the futures contract.

     When selling a futures contact, a Fund will maintain with its Custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may "cover" its position by owning the instruments underlying the contract.

     A Fund will only enter into futures contracts which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity or quoted on an automated quotation system. A Fund will not enter into a futures contract if, immediately thereafter, the aggregate initial margin deposits for futures contracts held by the Fund plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," would exceed 5% of the liquidation value of the Fund's portfolio (or the Fund's net asset value), after taking into account unrealized profits and unrealized losses on any such contracts the Fund has entered into.

     FOREIGN CURRENCY FUTURES CONTRACTS AND RELATED OPTIONS. A Fund may engage in foreign currency futures contracts and related options transactions for hedging purposes. A foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a foreign currency at a specified price and time.

     An option on a foreign currency futures contract gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon the exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

     A Fund may purchase call and put options on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which portfolio securities of the Fund may be denominated. A call option on a foreign currency gives the buyer the right to buy, and a put option the right to sell, a certain amount of foreign currency at a specified price during a fixed period of time. The Fund may invest in options on foreign currency which are either listed on a domestic securities exchange or traded on a recognized foreign exchange.

     In those situations where foreign currency options may not be readily purchased (or where such options may be deemed illiquid) in the currency in which the hedge is desired, the hedge may be obtained by purchasing an option on a "surrogate" currency (i.e., a currency where there is tangible evidence of a direct correlation in the trading value of the two currencies).
A surrogate currency's exchange rate movements parallel that of the primary currency. Surrogate currencies are used to hedge an illiquid currency risk, when no liquid hedge instruments exist in world currency markets for the primary currency.

     A Fund will only enter into currency futures contracts and futures options that are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity or quoted on an automated quotation system. A Fund will not enter into a futures contract or purchase an option thereon if, immediately thereafter, the aggregate initial margin deposits for futures contracts held by the Fund plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," would exceed 5% of the liquidation value of the Fund's portfolio (or the Fund's net asset value), after taking into account unrealized profits and unrealized losses on any such contracts the Fund has entered into. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in the money" if the exercise price exceeds the value of the futures contract that is the subject of the option. For additional information about margin deposits required with respect to futures contracts and options thereon, see "Futures Contracts and Options on Futures Contracts."

     RISKS ASSOCIATED WITH FUTURES AND RELATED OPTIONS. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in a Fund's portfolio securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

     There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.

     Currency futures contracts and options thereon may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such position also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

STOCK INDEX FUTURES CONTRACTS

     A Fund may enter into stock (or "securities") index futures contracts as an efficient means of regulating the Fund's exposure to the equity markets. A Fund will not engage in transactions in futures contracts for speculation but only as a hedge against changes resulting from market conditions in the values of securities held in the Fund's portfolio or which it intends to purchase.

     An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. The value of a unit is the current value of the stock index. For example, the S&P 500 Index is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange (the "Exchange"). The S&P 500 Index assigns relative weightings to the 500 common stocks included in the Index, and the Index fluctuates with changes in the market values of the shares of those common stocks. In the case of the S&P 500 Index, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 Index were $150, one contract would be worth $75,000 (500 units x $150). The index futures contract specifies that no delivery of the actual securities making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 500 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, a Fund will gain $2,000 (500 units x gain of $4). If a Fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will lose $2,000 (500 units x loss of $4).

     RISKS OF SECURITIES INDEX FUTURES. A Fund's success in using hedging techniques depends, among other things, on IMI's ability to predict correctly the direction and volatility of price movements in the futures and options markets as well as in the securities markets and to select the proper type, time and duration of hedges. The skills necessary for successful use of hedges are different from those used in the selection of individual stocks.

     A Fund's ability to hedge effectively all or a portion of its securities through transactions in index futures (and therefore the extent of its gain or loss on such transactions) depends on the degree to which price movements in the underlying index correlate with price movements in the Fund's securities. Insofar as such securities do not duplicate the components of an index, the correlation probably will not be perfect. Consequently, a Fund will bear the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. This risk will increase as the composition of a Fund's portfolio diverges from the composition of the hedging instrument.

     Although a Fund intends to establish positions in these instruments only when there appears to be an active market, there is no assurance that a liquid market will exist at a time when the Fund seeks to close a particular option or futures position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers. In addition, the futures exchanges may suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange. In some cases, a Fund may experience losses as a result of its inability to close out a position, and it may have to liquidate other investments to meet its cash needs.

     Although some index futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, a Fund generally realizes a capital gain, or if it is more, the Fund generally realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund generally realizes a capital gain, or if it is less, the Fund generally realizes a capital loss. The transaction costs must also be included in these calculations.

     A Fund will only enter into index futures contracts or futures options that are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. A Fund will use futures contracts and related options only for "bona fide hedging" purposes, as such term is defined in applicable regulations of the CFTC.

     When purchasing an index futures contract, a Fund will maintain with its Custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with a futures commission merchant ("FCM") as margin, are equal to the market value of the futures contract. Alternatively, a Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by a Fund.

     When selling an index futures contract, a Fund will maintain with its Custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting a Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in cash or liquid assets with the Fund's Custodian in a segregated account).

COMBINED TRANSACTIONS

     A Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and some combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single transaction, as part of a single or combined strategy when, in the opinion of IMI, it is in the best interests of a Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on IMI's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the management objective.

                     INVESTMENT RESTRICTIONS

A Fund's investment objective, as set forth in the Prospectus under "Investment Objectives and Policies," and the investment restrictions set forth below are fundamental policies of the Fund and may not be changed with respect to that Fund without the approval of a majority (as defined in the 1940 Act) of the outstanding voting shares of that Fund. Under these restrictions, each of Ivy Asia Pacific Fund, Ivy China Region Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy International Fund II, Ivy International
Small Companies Fund,    Ivy South America Fund    ,    Ivy
Developing Nations Fund     and Ivy Pan-Europe Fund may not:

(i)make an investment in securities of companies in any one industry (except obligations of domestic banks or the U.S. Government, its agencies, authorities, or instrumentalities) if such investment would cause investments in such industry to exceed 25% of the market value of the Fund's total assets at the time of such investment; or

(ii)issue senior securities, except as appropriate to evidence indebtedness which it is permitted to incur, and except to the extent that shares of the separate classes or series of the Trust may be deemed to be senior securities; provided that collateral arrangements with respect to currency-related contracts, futures contracts, options or other permitted investments, including deposits of initial and variation margin, are not considered to be the issuance of senior securities for purposes of this restriction.

Further, as a matter of fundamental policy, each of Ivy Asia Pacific Fund, Ivy Canada Fund, Ivy China Region Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy Global Science &
Technology Fund, Ivy International Small Companies Fund,    Ivy
Developing Nations Fund     and Ivy Pan-Europe Fund may not:

(i)purchase securities of any one issuer (except U.S. Government securities) if as a result more than 5% of the Fund's total assets would be invested in such issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer; provided, however, that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations.

Further, as a matter of fundamental policy, each of Ivy Asia
Pacific Fund, Ivy China Region Fund, Ivy International Fund II,
   Ivy South America Fund     and    Ivy Developing Nations
Fund     may not:

     (i) participate in an underwriting or selling group in connection with the public distribution of securities except for its own capital stock.

     Further, as a matter of fundamental policy, each of Ivy
China Region Fund, Ivy Global Science & Technology Fund,    Ivy
South America Fund     and    Ivy Developing Nations Fund     may
not:

     (i)  purchase securities on margin.

     Further, as a matter of fundamental policy, each of Ivy
China Region Fund, Ivy Global Science & Technology Fund, Ivy
International Fund II,    Ivy South America Fund     and    Ivy
Developing Nations Fund     may not:

     (i) purchase from or sell to any of its officers or trustees, or firms of which any of them are members or which they control, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions to the extent permitted by the Investment Company Act of 1940.

Further, as a matter of fundamental policy, Ivy Asia Pacific
Fund, Ivy Canada Fund, Ivy Global Fund, Ivy Global Natural
Resources Fund, Ivy International Fund II, Ivy International
Small Companies Fund and Ivy Pan-Europe Fund may not:

     (i) Purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions, but Ivy Asia Pacific Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy International Fund II, Ivy International Small Companies Fund and Ivy Pan-Europe Fund may make margin deposits in connection with transactions in options, futures and options on futures; or

     (ii) Make loans, except this restriction shall not prohibit
          (a) the purchase and holding of a portion of an issue of publicly distributed debt securities, (b) the entry into repurchase agreements with banks or broker-dealers, or, with respect to Ivy Asia Pacific Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy International Fund II, Ivy International Small Companies Fund and Ivy Pan-Europe Fund, (c) the lending of the Fund's portfolio securities in accordance with applicable guidelines established by the Securities and Exchange Commission (the "SEC") and any guidelines established by the Trust's Trustees.

Further, as a matter of fundamental policy, Ivy Canada Fund, Ivy
Global Fund, Ivy Global Natural Resources Fund, Ivy International
Small Companies Fund and Ivy Pan-Europe Fund may not:

     (i) Make investments in securities for the purpose of exercising control over or management of the issuer; or

     (ii) Act as an underwriter of securities, except to the extent that, in connection with the sale of securities, it may be deemed to be an underwriter under applicable securities laws.

Further, as a matter of fundamental policy, each of Ivy Asia Pacific Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy International Fund II, Ivy International Small Companies Fund and Ivy Pan-Europe Fund may not:

     (i) borrow money, except as a temporary measure for extraordinary or emergency purposes, and provided that the Fund maintains asset coverage of 300% for all borrowings.

Further, as a matter of fundamental policy, Ivy Asia Pacific
Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy
International Small Companies Fund and Ivy Pan-Europe may not:

     (i) Invest in real estate, real estate mortgage loans, commodities or interests in oil, gas and/or mineral exploration or development programs, although (a) the Fund may purchase and sell marketable securities of issuers which are secured by real estate, (b) the Fund may purchase and sell securities of issuers which invest or deal in real estate, (c) the Fund may enter into forward foreign currency contracts as described in the Fund's prospectus, and (d) the Fund may write or buy puts, calls, straddles or spreads and may invest in commodity futures contracts and options on futures contracts.

     Further, as a matter of fundamental policy, each of Ivy
China Region Fund, Ivy International Fund II,    Ivy South
America Fund     and    Ivy Developing Nations Fund     may not:

     (i) purchase or sell real estate or commodities and commodity contracts.

     Each of Ivy China Region Fund, Ivy International Fund II,
   Ivy South America Fund     and    Ivy Developing Nations
Fund     will continue to interpret fundamental investment
restriction (i) above to prohibit investment in real estate limited partnership interests; this restriction shall not, however, prohibit investment in readily marketable securities of companies that invest in real estate or interests therein, including real estate investment trusts.

     Further, as a matter of fundamental policy, each of Ivy
China Region Fund,    Ivy South America Fund     and    Ivy
Developing Nations Fund     may not:

     (i)  sell securities short.

     Further, as a matter of fundamental policy, each of Ivy Asia Pacific Fund, Ivy China Region Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy International
Small Companies Fund,    Ivy South America Fund     and    Ivy
Developing Nations Fund     may not:

     (i) lend any funds or other assets, except that this restriction shall not prohibit (a) the entry into repurchase agreements, (b) the purchase of publicly distributed bonds, debentures and other securities of a similar type, or privately placed municipal or corporate bonds, debentures and other securities of a type customarily purchased by institutional investors or publicly traded in the securities markets, or (c) the lending of portfolio securities (provided that the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents maintained on a daily marked-to-market basis in an amount at least equal to the market value of the securities loaned).

Further, as a matter of fundamental policy, each of    Ivy South
America Fund     and    Ivy Developing Nations Fund     may not:

     (i) borrow money, except for temporary or emergency purposes; provided that the Fund maintains asset coverage of 300% for all borrowings.

Further, as a matter of fundamental policy, Ivy China Region Fund may not:

     (i) borrow money, except for temporary purposes where investment transactions might advantageously require it. Any such loan may not be for a period in excess of 60 days, and the aggregate amount of all outstanding loans may not at any time exceed 10% of the value of the total assets of the Fund at the time any such loan is made.

Further, as a matter of fundamental policy, Ivy Canada Fund and Ivy Global Fund may not:

     (i) Participate on a joint or a joint and several basis in any trading account in securities. The "bunching" of orders of the Fund and of other accounts under the investment management of the Manager (in the case of Ivy Global Fund) or the investment adviser, Mackenzie Financial Corporation (the "Investment Adviser") (in the case of Ivy Canada Fund) for the sale or purchase of portfolio securities shall not be considered participation in a joint securities trading account;

     (ii) Borrow amounts in excess of 10% of its total assets, taken at the lower of cost or market value, and then only from banks as a temporary measure for extraordinary or emergency purposes. All borrowings will be repaid before any additional investments are made;

     (iii) Purchase the securities of issuers conducting their principal business activities in the same industry if immediately after such purchase the value of the Fund's investments in such industry would exceed 25% of the value of the total assets of the Fund;

     (iv) Purchase any security if, as a result, the Fund would then have more than 5% of its total assets (taken at current value) invested in securities restricted as to disposition under the Federal securities laws; or

     (v) Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with any repurchase agreement or any permitted borrowing.

Further, as a matter of fundamental policy, Ivy Canada Fund may not:

     (i) Write or buy puts, calls, straddles or spreads; invest in real estate, real estate mortgage loans, commodities, commodity futures contracts or interests in oil, gas and/or mineral exploration or development programs, although (a) the Fund may purchase and sell marketable securities of issuers which are secured by real estate, (b) the Fund may purchase and sell securities of issuers which invest or deal in real estate, and (c) the Fund may enter into forward foreign currency contracts as described in the Fund's prospectus.

Further, as a matter of fundamental policy, Ivy Global Fund may not:

     (i) purchase securities of another investment company, except in connection with a merger, consolidation, reorganization or acquisition of assets, and except that the Fund may invest in securities of other investment companies subject to the restrictions in
          Section 12(d)(1) of the Investment Company Act of 1940
          (the "1940 Act").

Further, as a matter of fundamental policy, Ivy Global Science &
Technology Fund may not:

     (i) participate in an underwriting or selling group in connection with the public distribution of securities, except for its own capital stock, and except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the Federal securities laws;

     (ii) purchase or sell real estate or commodities and commodity contracts; provided, however, that the Fund may purchase securities secured by real estate or interests therein, or securities issued by companies that invest in real estate or interests therein, and except that, subject to the policies and restrictions set forth in the Prospectus and elsewhere in this SAI,
          (i) the Fund may enter into futures contracts, and options thereon, and (ii) the Fund may enter into forward foreign currency contracts and currency futures contracts, and options thereon; or

     (iii)     sell securities short, except for short sales
     "against
          the box."

Further, as a matter of fundamental policy, Ivy International
Fund II may not:

     (i) invest more than 5% of the value of its total assets in the securities of any one issuer (except obligations of domestic banks or the U.S. Government, its agencies, authorities and instrumentalities); or

     (ii) purchase the securities of any other open-end investment company, except as part of a plan of merger or consolidation.

     Under the 1940 Act, a Fund is permitted, subject to each Fund's investment restrictions, to borrow money only from banks.
The Trust has no current intention of borrowing amounts in excess of 5% of each of the Fund's assets.

                     ADDITIONAL RESTRICTIONS

     Unless otherwise indicated, each Fund has adopted the following additional restrictions, which are not fundamental and which may be changed without shareholder approval, to the extent permitted by applicable law, regulation or regulatory policy. Under these restrictions, each of Ivy Asia Pacific Fund, Ivy China Region Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy International Small Companies
Fund,    Ivy South America Fund    ,    Ivy Developing Nations
Fund     and Ivy Pan-Europe Fund may not:

     (i) invest more than 15% of its net assets taken at market value at the time of investment in "illiquid securities." Illiquid securities may include securities subject to legal or contractual restrictions on resale (including private placements), repurchase agreements maturing in more than seven days, certain options traded over the counter that the Fund has purchased, securities being used to cover certain options that a fund has written, securities for which market quotations are not readily available, or other securities which legally or in IMI's opinion, subject to the Board's supervision, may be deemed illiquid, but shall not include any instrument that, due to the existence of a trading market, to the Fund's compliance with certain conditions intended to provide liquidity, or to other factors, is liquid.

Further, as a matter of non-fundamental policy, each of Ivy Asia
Pacific Fund, Ivy China Region Fund, Ivy Global Science &
Technology Fund, Ivy International Fund II,    Ivy South America
Fund     and    Ivy Developing Nations Fund     may not:

     (i) invest in oil, gas or other mineral leases or exploration or development programs.

Further, as a matter of non-fundamental policy, each of Ivy Asia
Pacific Fund, Ivy China Region Fund, Ivy Global Natural Resources
Fund, Ivy International Small Companies Fund,    Ivy South
America Fund    ,    Ivy Developing Nations Fund     and Ivy Pan-
Europe Fund may not:

     (i) purchase securities of other investment companies, except in connection with a merger, consolidation or sale of assets, and except that it may purchase shares of other investment companies subject to such restrictions as may be imposed by the Investment Company Act of 1940 and rules thereunder.

Further, as a matter of non-fundamental policy, each of Ivy China
Region Fund, Ivy Global Science & Technology Fund, Ivy
International Fund II,    Ivy South America Fund     and    Ivy
Developing Nations Fund     may not:

     (i) invest in companies for the purpose of exercising control of management; or

     (ii) invest more than 5% of its total assets in warrants, valued at the lower of cost or market, or more than 2% of its total assets in warrants, so valued, which are not listed on either the New York or American Stock Exchanges.

Further, as a matter of non-fundamental policy, each of Ivy
Canada Fund, Ivy Global Fund, Ivy Global Natural Resources Fund,
Ivy International Small Companies Fund and Ivy Pan-Europe Fund may not:

     (i) purchase or sell interests in oil, gas or mineral leases (other than securities of companies that invest in or sponsor such programs).

Further, as a matter of non-fundamental policy, each of Ivy
Canada Fund, Ivy Global Fund, Ivy International Small Companies
Fund and Ivy Pan-Europe Fund may not:

     (i) purchase or sell real estate limited partnership interests.

     Further, as a matter of non-fundamental policy, each of Ivy
Asia Pacific Fund, Ivy Global Natural Resources Fund, Ivy
International Fund II, Ivy International Small Companies Fund and
Ivy Pan-Europe Fund may not:

     (i) sell securities short, except for short sales "against the box."

     Further, as a matter of non-fundamental policy, each of Ivy
Asia Pacific Fund, Ivy Global Natural Resources Fund, Ivy
International Small Companies Fund and Ivy Pan-Europe Fund may not:

     (i) participate on a joint or a joint and several basis in any trading account in securities. The "bunching" of orders of the Fund and of other accounts under the investment management of the Fund's investment adviser, for the sale or purchase of portfolio securities shall not be considered participation in a joint securities trading account.

Further, as a matter of non-fundamental policy,    Ivy South
America Fund     may not:

     (i) purchase or retain securities of an issuer if, with respect to 75% of the Fund's total assets, such purchase would result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

     Whenever an investment objective, policy or restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall, unless otherwise indicated, apply to the particular Fund only at the time a transaction is entered into. Accordingly, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in the percentage which results from circumstances not involving any affirmative action by a Fund, such as a change in market conditions or a change in the Fund's asset level or other circumstances beyond the Fund's control, will not be considered a violation.

                ADDITIONAL RIGHTS AND PRIVILEGES

     The Trust offers and (except as noted below) bears the cost of providing to investors the following rights and privileges. The Trust reserves the right to amend or terminate any one or more of these rights and privileges. Notice of amendments to or terminations of rights and privileges will be provided to shareholders in accordance with applicable law.

Certain of the rights and privileges described below refer to funds, other than the Funds, whose shares are also distributed by Ivy Mackenzie Distributors, Inc. ("IMDI"). These funds are: Ivy
Growth Fund, Ivy Growth with Income Fund,    Ivy US Emerging
Growth Fund    ,    Ivy High Yield Fund    , Ivy Bond Fund and
Ivy Money Market Fund (the other    six     series of the Trust).

Shareholders should obtain a current prospectus before exercising any right or privilege that may relate to these funds.

Effective April 18, 1997, Ivy International Fund suspended the offer of its shares to new investors. Accordingly, Advisor Class shares of Ivy International Fund are not available for purchase.



AUTOMATIC INVESTMENT METHOD

The Automatic Investment Method, which enables a Fund shareholder to have specified amounts automatically drawn each month from his or her bank for investment in Fund shares, is available for all classes of shares, except Class I. The minimum initial and subsequent investment under this method is $250 per month (except in the case of a tax qualified retirement plan for which the minimum initial and subsequent investment is $250 per month). A shareholder may terminate the Automatic Investment Method at any time upon delivery to Ivy Mackenzie Services Corp. ("IMSC") of telephone instructions or written notice. See "Automatic Investment Method" in the Prospectus. To begin the plan, complete Sections 6A and 7B of the Account Application.

EXCHANGE OF SHARES

        As described in the Prospectus, Advisor Class shareholders of each Fund have an exchange privilege with other Ivy funds (except Ivy International Fund). Before effecting an exchange, shareholders should obtain and read the currently effective prospectus for the Ivy fund into which the exchange is to be made.

     Advisor Class shareholders may exchange their outstanding Advisor Class shares for Advisor Class shares of another Ivy fund on the basis of the relative net asset value per Advisor
Class share. The minimum value of Advisor Class shares that may be exchanged into an Ivy fund in which shares are not already held is $10,000. No exchange out of a Fund (other than by a complete exchange of all Fund shares) may be made if it would reduce the shareholder's interest in the Advisor Class shares of the Fund to less than $10,000. Exchanges are available only in states where the exchange can legally be made.

     Each exchange will be made on the basis of the relative net asset values per share of the Ivy funds involved in the exchange next computed following receipt by IMSC of telephone instructions by IMSC or a properly executed request. Exchanges, whether written or telephonic, must be received by IMSC by the close of regular trading on the Exchange (normally 4:00 p.m., eastern time) to receive the price computed on the day of receipt. Exchange requests received after that time will receive the price next determined following receipt of the request. The exchange privilege may be modified or terminated at any time, upon at least 60 days' notice to the extent required by applicable law. See "Redemptions."

     An exchange of shares between any of the Funds will result in a taxable gain or loss. Generally, this will be a capital gain or loss (long-term or short-term, depending on the holding period of the shares) in the amount of the difference between the net asset value of the shares surrendered and the shareholder's tax basis for those shares. However, in certain circumstances, shareholders will be ineligible to take sales charges into account in computing taxable gain or loss on an exchange. See "Taxation."

     With limited exceptions, gain realized by a tax-deferred retirement plan will not be taxable to the plan and will not be taxed to the participant until distribution. Each investor should consult his or her tax adviser regarding the tax consequences of an exchange transaction.

RETIREMENT PLANS

     Shares may be purchased in connection with several types of tax-deferred retirement plans. Shares of more than one fund distributed by IMDI may be purchased in a single application establishing a single plan account, and shares held in such an account may be exchanged among the Ivy funds in accordance with the terms of the applicable plan and the exchange privilege available to all shareholders. Initial and subsequent purchase payments in connection with tax-deferred retirement plans must be at least $25 per participant.

     The following fees will be charged to individual shareholder accounts as described in the retirement prototype plan document:

     Retirement Plan New Account Fee           no fee
     Retirement Plan Annual Maintenance Fee    $10.00 per account

     For shareholders whose retirement accounts are diversified across several Ivy funds, the annual maintenance fee will be limited to not more than $20.

     The following discussion describes the tax treatment of certain tax-deferred retirement plans under current Federal income tax law. State income tax consequences may vary. An individual considering the establishment of a retirement plan should consult with an attorney and/or an accountant with respect to the terms and tax aspects of the plan.

        INDIVIDUAL RETIREMENT ACCOUNTS: Shares of the Trust may be used as a funding medium for an Individual Retirement Account ("IRA"). Eligible individuals may establish an IRA by adopting a model custodial account available from IMSC, who may impose a charge for establishing the account. Individuals should consult their tax advisers before investing IRA assets in an Ivy Fund if that fund primarily distributes exempt-interest dividends).

     An individual who has not reached age 70-1/2 and who receives compensation or earned income is eligible to contribute to an IRA, whether or not he or she is an active participant in a retirement plan. An individual who receives a distribution from another IRA, a qualified retirement plan, a qualified annuity plan or a tax-sheltered annuity or custodial account ("403(b) plan") that qualifies for "rollover" treatment is also eligible to establish an IRA by rolling over the distribution either directly or within 60 days after its receipt. Tax advice should be obtained in connection with planning a rollover contribution to an IRA.

     In general, an eligible individual may contribute up to the lesser of $2,000 or 100% of his or her compensation or earned income to an IRA each year. If a husband and wife are both employed, and both are under age 70-1/2, each may set up his or her own IRA within these limits. If both earn at least $2,000 per year, the maximum potential contribution is $4,000 per year for both. For years after 1996, the result is similar even if one spouse has no earned income; if the joint earned income of the spouses is at least $4,000, a contribution of up to $2,000 may be made to each spouse's IRA. Rollover contributions are not subject to these limits.

     An individual may deduct his or her annual contributions to an IRA in computing his or her Federal income tax within the limits described above, provided he or she (or his or her spouse, if they file a joint Federal income tax return) is not an active participant in a qualified retirement plan (such as a qualified corporate, sole proprietorship, or partnership pension, profit sharing, 401(k) or stock bonus plan), qualified annuity plan, 403(b) plan, simplified employee pension, or governmental plan. If he or she (or his or her spouse) is an active participant, whether the individual's contribution to an IRA is fully deductible, partially deductible or not deductible depends on
(i) adjusted gross income and (ii) whether it is the individual or the individual's spouse who is an active participant, in the case of married individuals filing jointly. Contributions may be made up to the maximum permissible amount even if they are not deductible. Rollover contributions are not includible in income for Federal income tax purposes and therefore are not deductible from it.

     Generally, earnings on an IRA are not subject to current Federal income tax until distributed. Distributions attributable to tax-deductible contributions and to IRA earnings are taxed as ordinary income. Distributions of non-deductible contributions are not subject to Federal income tax. In general, distributions from an IRA to an individual before he or she reaches age 59-1/2 are subject to a nondeductible penalty tax equal to 10% of the taxable amount of the distribution. The 10% penalty tax does not apply to amounts withdrawn from an IRA after the individual reaches age 59-1/2, becomes disabled or dies, or if withdrawn in the form of substantially equal payments over the life or life expectancy of the individual and his or her designated benefi-ciary, if any, or rolled over into another IRA, amounts withdrawn and used to pay for deductible medical expenses and amounts withdrawn by certain unemployed individuals not in excess of amounts paid for certain health insurance premiums, amounts used to pay certain qualified higher education expenses, and amounts used within 120 days of the date the distribution is received to pay for certain first-time homebuyer expenses. Distributions must begin to be withdrawn not later than April 1 of the calendar year following the calendar year in which the individual reaches age 70-1/2. Failure to take certain minimum required distribu-tions will result in the imposition of a 50% non-deductible penalty tax. Extremely large distributions in any one year (other than 1997, 1998 or 1999) from an IRA (or from an IRA and other retirement plans) may also result in a penalty tax.

     ROTH IRAS: Shares of the Trust also may be used as a funding medium for a Roth Individual Retirement Account ("Roth IRA"). A Roth IRA is similar in numerous ways to the regular (traditional) IRA, described above. Some of the primary differences are as follows.

     A single individual earning below $95,000 can contribute up to $2,000 per year to a Roth IRA. The maximum contribution amount diminishes and gradually falls to zero for single filers with adjusted gross incomes ranging from $95,000 to $110,000. Married couples earning less than $150,000 combined, and filing jointly, can contribute a full $4,000 per year ($2,000 per IRA). The maximum contribution amount for married couples filing jointly phases out from $150,000 to $160,000. An individual whose adjusted gross income exceeds the maximum phase-out amount cannot contribute to a Roth IRA.

     An eligible individual can contribute money to a traditional IRA and a Roth IRA as long as the total contribution to all IRAs does not exceed $2,000. Contributions to a Roth IRA are not deductible. Contributions to a Roth IRA may be made even after the individual for whom the account is maintained has attained age 70 1/2.

     No distributions are required to be taken prior to the death of the original account holder. If a Roth IRA has been established for a minimum of five years, distributions can be taken tax-free after reaching age 59 1/2, for a first-time home purchase ($10,000 maximum, one time use), or upon death or disability. All other distributions from a Roth IRA are taxable and subject to a 10% tax penalty unless an exception applies. Exceptions to the 10% penalty include: disability, excess medical expenses, the purchase of health insurance for an unemployed individual and education expenses.

     An individual with an income of less than $100,000 (who is not married filing separately) can roll his or her existing IRA into a Roth IRA. However, the individual must pay taxes on the taxable amount in his or her traditional IRA. Individuals who complete the rollover in 1998 will be allowed to spread the tax payments over a four-year period. After 1998, all taxes on such a rollover will have to be paid in the tax year in which the rollover is made.

     QUALIFIED PLANS: For those self-employed individuals who wish to purchase shares of one or more Ivy funds through a qualified retirement plan, a Custodial Agreement and a Retirement Plan are available from IMSC. The Retirement Plan may be adopted as a profit sharing plan or a money purchase pension plan. A profit sharing plan permits an annual contribution to be made in an amount determined each year by the self-employed individual within certain limits prescribed by law. A money purchase pension plan requires annual contributions at the level specified in the Custodial Agreement. There is no set-up fee for qualified plans and the annual maintenance fee is $20.00 per account.

     In general, if a self-employed individual has any common law employees, employees who have met certain minimum age and service requirements must be covered by the Retirement Plan. A self-employed individual generally must contribute the same percentage of income for common law employees as for himself or herself.

     A self-employed individual may contribute up to the lesser of $30,000 or 25% of compensation or earned income to a money purchase pension plan or to a combination profit sharing and money purchase pension plan arrangement each year on behalf of each participant. To be deductible, total contributions to a profit sharing plan generally may not exceed 15% of the total compensation or earned income of all participants in the plan, and total contributions to a combination money purchase-profit sharing arrangement generally may not exceed 25% of the total compensation or earned income of all participants. The amount of compensation or earned income of any one participant that may be included in computing the deduction is limited (generally to $150,000 for benefits accruing in plan years beginning after 1993, with annual inflation adjustments). A self-employed individual's contributions to a retirement plan on his or her own behalf must be deducted in computing his or her earned income.

     Corporate employers may also adopt the Custodial Agreement and Retirement Plan for the benefit of their eligible employees.
Similar contribution and deduction rules apply to corporate employers.

     Distributions from the Retirement Plan generally are made after a participant's separation from service. A 10% penalty tax generally applies to distributions to an individual before he or she reaches age 59-1/2, unless the individual (1) has reached age 55 and separated from service; (2) dies; (3) becomes disabled;
(4) uses the withdrawal to pay tax-deductible medical expenses;
(5) takes the withdrawal as part of a series of substantially equal payments over his or her life expectancy or the joint life expectancy of himself or herself and a designated beneficiary; or
(6) rolls over the distribution.

     The Transfer Agent will arrange for Investors Bank & Trust to furnish custodial services to the employer and any participating employees.

        DEFERRED COMPENSATION FOR PUBLIC SCHOOLS AND CHARITABLE ORGANIZATIONS ("403(B)(7) ACCOUNT"): Section 403(b)(7) of the Internal Revenue Code of 1986, as amended (the "Code"), permits public school systems and certain charitable organizations to use mutual fund shares held in a custodial account to fund deferred compensation arrangements with their employees. A custodial account agreement is available for those employers whose employees wish to purchase shares of the Trust in conjunction with such an arrangement. The special application for a 403(b)(7) Account is available from IMSC.

     Distributions from the 403(b)(7) Account may be made only following death, disability, separation from service, attainment of age 59-1/2, or incurring a financial hardship. A 10% penalty tax generally applies to distributions to an individual before he or she reaches age 59-1/2, unless the individual (1) has reached age 55 and separated from service; (2) dies or becomes disabled;
(3) uses the withdrawal to pay tax-deductible medical expenses;
(4) takes the withdrawal as part of a series of substantially equal payments over his or her life expectancy or the joint life expectancy of himself or herself and a designated beneficiary; or
(5) rolls over the distribution. There is no set-up fee for 403(b)(7) Accounts and the annual maintenance fee is $20.00 per account.

     SIMPLIFIED EMPLOYEE PENSION ("SEP") IRAS: An employer may deduct contributions to a SEP up to the lesser of $30,000 or 15% of compensation. SEP accounts generally are subject to all rules applicable to IRA accounts, except the deduction limits, and are subject to certain employee participation requirements. No new salary reduction SEPs ("SARSEPs") may be established after 1996, but existing SARSEPs may continue to be maintained, and non-salary reduction SEPs may continue to be established as well as maintained after 1996.

     SIMPLE PLANS: An employer may establish a SIMPLE IRA or a SIMPLE 401(k) for years after 1996. An employee can make pre-tax salary reduction contributions to a SIMPLE Plan, up to $6,000 a year. Subject to certain limits, the employer will either match a portion of employee contributions, or will make a contribution equal to 2% of each employee's compensation without regard to the amount the employee contributes. An employer cannot maintain a SIMPLE Plan for its employees if any contributions or benefits are credited to those employees under any other qualified retirement plan maintained by the employer.

SYSTEMATIC WITHDRAWAL PLAN

     A shareholder may establish a Systematic Withdrawal Plan (a "Withdrawal Plan"), by telephone instructions or by delivery to IMSC of a written election to have his or her shares withdrawn periodically (minimum distribution amount -- $250), accompanied by a surrender to IMSC of all share certificates then outstanding in such shareholder's name, properly endorsed by the shareholder.

To be eligible to elect a Withdrawal Plan, a shareholder must continually maintain an account balance of at least $10,000 in his or her account. Additional investments made by investors participating in a Withdrawal Plan must equal at least $250 each while the Withdrawal Plan is in effect. A Withdrawal Plan may not be established if the investor is currently participating in the Automatic Investment Method. A Withdrawal Plan may involve the depletion of a shareholder's principal, depending on the amount withdrawn.

     A redemption under a Withdrawal Plan is a taxable event.
Shareholders contemplating participating in a Withdrawal Plan should consult their tax advisers.

     An investor may terminate his or her participation in the Withdrawal Plan at any time by delivering written notice to IMSC.

If all shares held by the investor are liquidated at any time, participation in the Withdrawal Plan will terminate automatically. The Trust or IMSC may terminate the Withdrawal
Plan option at any time after reasonable notice to shareholders.

GROUP SYSTEMATIC INVESTMENT PROGRAM

     Shares may be purchased in connection with investment programs established by employee or other groups using systematic payroll deductions or other systematic payment arrangements. The Trust does not itself organize, offer or administer any such programs. However, it may, depending upon the size of the program, waive the minimum initial and additional investment requirements for purchases by individuals in conjunction with programs organized and offered by others. Unless shares of a Fund are purchased in conjunction with IRAs (see "How to Buy Shares" in the Prospectus), such group systematic investment programs are not entitled to special tax benefits under the Code.

The Trust reserves the right to refuse purchases at any time or suspend the offering of shares in connection with group systematic investment programs, and to restrict the offering of shareholder privileges, such as check writing, simplified redemptions and other optional privileges, as described in the Prospectus, to shareholders using group systematic investment programs.

     With respect to each shareholder account established on or after September 15, 1972 under a group systematic investment program, the Trust and IMSC each currently charge a maintenance fee of $6.00 (or portion thereof) that for each twelve-month period (or portion thereof) that the account is maintained. The Trust may collect such fee (and any fees due to IMI) through a deduction from distributions to the shareholders involved or by causing on the date the fee is assessed a redemption in each such shareholder account sufficient to pay such fee. The Trust reserves the right to change these fees from time to time without advance notice.

                      BROKERAGE ALLOCATION

     Subject to the overall supervision of the President and the Board, IMI (or MFC with respect to Ivy Canada Fund and Ivy Global Natural Resources Fund) places orders for the purchase and sale of each Fund's portfolio securities. All portfolio transactions are effected at the best price and execution obtainable. Purchases and sales of debt securities are usually principal transactions, and, therefore, brokerage commissions are usually not required to be paid by the particular Fund for such purchases and sales (although the price paid generally includes undisclosed compensation to the dealer). The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers normally reflect the spread between the bid and asked prices. In connection with OTC transactions, IMI (or MFC for Ivy Canada Fund and Ivy Global Natural Resources
Fund) attempts to deal directly with the principal market makers, except in those circumstances where IMI (or MFC for Ivy Canada Fund and Ivy Global Natural Resources Fund) believes that a better price and execution are available elsewhere.

     Each Fund' investment manager (MFC, for Ivy Canada Fund and Ivy Global Natural Resources Fund, and IMI for all of the other Funds) selects broker-dealers to execute transactions and evaluates the reasonableness of commissions on the basis of quality, quantity, and the nature of the firms' professional services. Commissions to be charged and the rendering of investment services, including statistical, research, and counseling services by brokerage firms, are factors to be considered in the placing of brokerage business. The types of research services provided by brokers may include general economic and industry data, and information on securities of specific companies. Research services furnished by brokers through whom the Trust effects securities transactions may be used by the investment manager in servicing all of its accounts. In addition, not all of these services may be used by the investment manager in connection with the services it provides to a particular Fund or the Trust. A Fund's investment manager may consider sales of shares of a Fund as a factor in the selection of broker-dealers and may select broker-dealers who provide it with research services. The investment manager will not, however, execute brokerage transactions other than at the best price and execution.

     During the fiscal years ended December 31, 1995, 1996 and 1997, Ivy Canada Fund paid brokerage commissions of $79,464,
$102,121 and $130,955, respectively.

     During the fiscal years ended December 31, 1995, 1996 and 1997, Ivy China Region Fund paid brokerage commissions of
$70,459, $62,812 and $70,846, respectively.

     During the fiscal years ended December 31, 1995, 1996, and 1997 Ivy Global Fund paid brokerage commissions of $96,124,
$90,904 and $123,985, respectively.

     During the fiscal years ended December 31, 1995, 1996 and 1997, Ivy South America Fund paid brokerage commissions of
$17,184, $15,756 and $17,213,  respectively.

During the fiscal years ended December 31, 1995, 1996 and 1997,
Ivy Developing Nations Fund paid brokerage commissions of and $15,236, $95,606 and $181,553, respectively.

     During the period from July 22, 1996 (commencement of operations) to December 31, 1996 Ivy Global Science & Technology Fund paid brokerage commissions of $37,065. During the fiscal year ended December 31, 1997, Ivy Global Science & Technology Fund paid brokerage commissions of $99,546.

     During the fiscal year ended December 31, 1997, Ivy Asia
Pacific Fund paid brokerage commissions of $18,500.

     During the fiscal year ended December 31, 1997, Ivy Global
Natural Resources Fund paid brokerage commissions of $133,788.

     During the fiscal year ended December 31, 1997, Ivy
International Small Companies Fund paid brokerage commissions of $17,540.

     During the period from May 13, 1997 (commencement of operations) to December 31, 1997, Ivy International Fund II paid brokerage commissions of $1,080.

     During the period from May 13, 1997 (commencement of operations) to December 31, 1997, Ivy Pan-Europe Fund paid brokerage commissions of $406,191.

     Each Fund may, under some circumstances, accept securities in lieu of cash as payment for Fund shares. Each Fund will accept securities only to increase its holdings in a portfolio security or to take a new portfolio position in a security that IMI (MFC, in the case of Ivy Canada Fund and Ivy Global Natural Resources Fund) deems to be a desirable investment for the Fund. While no minimum has been established, it is expected that each the Fund will not accept securities having an aggregate value of less than $1 million. The Trust may reject in whole or in part any or all offers to pay for the Fund shares with securities and may discontinue accepting securities as payment for the Fund shares at any time without notice. The Trust will value accepted securities in the manner and at the same time provided for valuing portfolio securities of each the Fund, and the Fund shares will be sold for net asset value determined at the same time the accepted securities are valued. The Trust will only accept securities delivered in proper form and will not accept securities subject to legal restrictions on transfer. The acceptance of securities by the Trust must comply with the applicable laws of certain states.


                      TRUSTEES AND OFFICERS

     The Trustees and Executive Officers of the Trust, their business addresses and principal occupations during the past five years are:

                         POSITION
                         WITH THE    BUSINESS AFFILIATIONS
NAME, ADDRESS, AGE       TRUST       AND PRINCIPAL OCCUPATIONS

   John S. Anderegg, Jr. Trustee     Chairman, Dynamics Research
60 Concord Street                    Corp. (instruments and
Wilmington, MA  01887                controls); Director, Burr-
Age: 74                              Brown Corp. (operational
                                     amplifiers); Director,
                                     Metritage Incorporated
                                     (level measuring
                                     instruments); Trustee of
                                     Mackenzie Series Trust
                                     (1992-1998).

Paul H. Broyhill         Trustee     Chairman, BMC Fund, Inc.
800 Hickory Blvd.                    (1983-present); Chairman,
Golfview Park-Box 500                Broyhill Family Foundation,
Lenoir, NC 28645                     Inc. (1983-Present);
Age:  74                             Chairman and President,
                                     Broyhill Investments, Inc.
                                     (1983-present); Chairman,
                                     Broyhill Timber Resources
                                     (1983-present); Management
                                     of a personal portfolio of
                                     fixed-income and equity
                                     investments (1983-present);
                                     Trustee of Mackenzie Series
                                     Trust (1988-1998); Director
                                     of The Mackenzie Funds Inc.
                                     (1988-1995).

Stanley Channick         Trustee     President and Chief
11 Bala Avenue                       Executive Officer, The
Bala Cynwyd, PA 19004                Whitestone Corporation
Age:  75                             (insurance agency);
                                     Chairman, Scott Management
                                     Company (administrative
                                     services for insurance
                                     companies); President, The
                                     Channick Group (consultants
                                     to insurance companies and
                                     national trade
                                     associations); Trustee of
                                     Mackenzie Series Trust
                                     (1994-1998);Director of The
                                     Mackenzie Funds Inc. (1994-
                                     1995).

Frank W. DeFriece, Jr.   Trustee     Director, Manager and Vice
The Landmark Centre                  President, Director and
113 Landmark Lane,                   Fund Manager, Massengill-
Suite B                              DeFriece Foundation
Bristol, TN  37620-2285              (charitable organization)
Age: 77                              (1950-present); Trustee and
                                     Vice Chairman, East
                                     Tennessee Public
                                     Communications Corp. (WSJK-
                                     TV) (1984-present); Trustee
                                     of Mackenzie Series Trust
                                     (1985-1998);Director of The
                                     Mackenzie Funds Inc. (1987-
                                     1995).

Roy J. Glauber           Trustee     Mallinckrodt Professor of
Lyman Laboratory                     Physics, Harvard
of Physics                           University (1974-present);
Harvard University                   Trustee of Mackenzie Series
Cambridge, MA 02138                  Trust (1994-1997).
Age: 72

Michael G. Landry        Trustee     President, Chief Executive
700 South Federal Hwy.   and         Officer and Director of
Suite 300                Chairman    Mackenzie Investment
Boca Raton, FL  33432                Management Inc. (1987-
Age: 51                              present); President,
[*Deemed to be an                    Director and Chairman of
"interested person"                  Ivy Management Inc. (1992-
of the Trust, as                     present); Chairman and
defined under the                    Director of Ivy Mackenzie
1940 Act.]                           Services Corp.(1993-
                                     present); Chairman and
                                     Director of Ivy   Mackenzie
                                     Distributors, Inc. (1994-
                                     present); Director and
                                     President of Ivy Mackenzie
                                     Distributors, Inc. (1993-
                                     1994);  Director and
                                     President of The Mackenzie
                                     Funds Inc. (1987-1995);
                                     Trustee of Mackenzie Series
                                     Trust (1987-1998);
                                     President of Mackenzie
                                     Series Trust (1987-1996);
                                     Chairman of Mackenzie
                                     Series Trust (1996-1998).

Joseph G. Rosenthal      Trustee     Chartered Accountant
110 Jardin Drive                     (1958-present); Trustee of
Unit #12                             Mackenzie Series Trust
Concord, Ontario Canada              (1985-1998); Director of
L4K 2T7                              The Mackenzie Funds Inc.
Age: 63                              (1987-1995).

Richard N. Silverman     Trustee     Director, Newton-Wellesley
18 Bonnybrook Road                   Hospital; Director, Beth
Waban, MA  02168                     Israel Hospital; Director,
Age: 74                              Boston Ballet; Director,
                                     Boston Children's Museum;
                                     Director, Brimmer and May
                                     School.

J. Brendan Swan          Trustee     President, Airspray
4701 North Federal Hwy.              International, Inc.;
Suite 465                            Joint Managing Director,
Pompano Beach, FL  33064             Airspray International
Age: 67                              B.V. (an environmentally
                                     sensitive packaging
                                     company); Director of
                                     Polyglass LTD.; Director,
                                     The Mackenzie Funds Inc.
                                     (1992-1995); Trustee of
                                     Mackenzie Series Trust
                                     (1992-1998).

Keith J. Carlson         Trustee     Senior Vice President of
700 South Federal Hwy.   and         Mackenzie Investment
Suite 300                President   Management, Inc. (1996
Boca Raton, FL 33432                 -present); Senior Vice
Age: 41                              President and Director of
[*Deemed to be an                    Mackenzie Investment
"interested person"                  Management, Inc. (1994
of the Trust, as                     -1996); Senior Vice
defined under the                    President and Treasurer of
1940 Act.]                           Mackenzie Investment
                                     Management, Inc. (1989-
                                     1994); Senior Vice
                                     President and Director of
                                     Ivy Management Inc. (1994-
                                     present); Senior Vice
                                     President, Treasurer and
                                     Director of Ivy Management
                                     Inc. (1992-1994); Vice
                                     President of The Mackenzie
                                     Funds Inc. (1987-1995);
                                     Senior Vice President and
                                     Director, Ivy Mackenzie
                                     Services Corp. (1996-
                                     present); President and
                                     Director of Ivy Mackenzie
                                     Services Corp. (1993-1996);
                                     Trustee and President of
                                     Mackenzie Series Trust
                                     (1996-1998); Vice President
                                     of Mackenzie Series Trust
                                     (1994-1998); Treasurer of
                                     Mackenzie Series Trust
                                     (1985-1994); President,
                                     Chief Executive Officer and
                                     Director of Ivy Mackenzie
                                     Distributors, Inc. (1994-
                                     present); Executive Vice
                                     President and Director of
                                     Ivy Mackenzie Distributors,
                                     Inc. (1993-1994); Trustee
                                     of Mackenzie Series Trust
                                     (1996-1998).

C. William Ferris        Secretary/  Senior Vice President,
700 South Federal Hwy.   Treasurer   Chief Financial Officer
Suite 300                            and Secretary/Treasurer
Boca Raton, FL  33432                of Mackenzie Investment
Age: 53                              Management Inc. (1995-
                                     present); Senior Vice
                                     President, Finance and
                                     Administration/Compliance
                                     Officer of Mackenzie
                                     Investment Management Inc.
                                     (1989-1994); Senior Vice
                                     President, Secretary/
                                     Treasurer and Clerk of Ivy
                                     Management Inc. (1994-
                                     present); Vice President,
                                     Finance/Administration and
                                     Compliance Officer of Ivy
                                     Management Inc. (1992-
                                     1994); Senior Vice
                                     President, Secretary/
                                     Treasurer and Director of
                                     Ivy Mackenzie Distributors,
                                     Inc. (1994-present);
                                     Secretary/Treasurer and
                                     Director of Ivy Mackenzie
                                     Distributors, Inc. (1993-
                                     1994); President and
                                     Director of Ivy Mackenzie
                                     Services Corp. (1996-
                                     present); Secretary/
                                     Treasurer and Director of
                                     Ivy Mackenzie Services
                                     Corp. (1993-1996);
                                     Secretary/Treasurer of The
                                     Mackenzie Funds Inc. (1993-
                                     1995); Secretary/Treasurer
                                     of Mackenzie Series Trust
                                     (1994-1998).

James W. Broadfoot       Vice        Executive Vice President,
700 South Federal Hwy.   President   Ivy Management Inc. (1996-
Suite 300                            present); Senior Vice
Boca Raton, FL  33432                President, Ivy Management,
Age: 56                              Inc. (1992-1996); Director
                                     and Senior Vice President,
                                     Mackenzie Investment
                                     Management Inc. (1995-
                                     present); Senior Vice
                                     President, Mackenzie
                                     Investment Management Inc.
                                     (1990-1995).

     PERSONAL INVESTMENTS BY EMPLOYEES OF IMI. Employees of IMI are permitted to make personal securities transactions, subject to the requirements and restrictions set forth in IMI's Code of Ethics. The Code of Ethics is designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as the Fund. Among other things, the Code of Ethics, which generally complies with standards recommended by the Investment Company Institute's Advisory Group on Personal Investing, prohibits certain types of transactions absent prior approval, applies to portfolio managers, traders, research analysts and others involved in the investment advisory process, and imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and monthly reporting of securities transactions. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.




                         COMPENSATION TABLE
                            IVY FUND
              (FISCAL YEAR ENDED DECEMBER 31, 1997)

                                                       TOTAL
                            PENSION OR                 COMPENSA-
                            RETIREMENT                 TION FROM
                            BENEFITS    ESTIMATED      TRUST AND
                 AGGREGATE  ACCRUED AS  ANNUAL         FUND COM-
                 COMPENSA-  PART OF     BENEFITS       PLEX PAID
NAME,            TION       FUND        UPON           TO
POSITION         FROM TRUST EXPENSES    RETIREMENT
TRUSTEES[*]

John S.          $13,722    N/A         N/A            $15,000
 Anderegg, Jr.
(Trustee)

Paul H.          $13,722    N/A         N/A            $15,000
 Broyhill
(Trustee)

Keith J.         $0         N/A         N/A            $0
 Carlson
(Trustee and
 President)

Stanley          $13,722    N/A         N/A            $15,000
  Channick
(Trustee)

Frank W.         $13,722    N/A         N/A            $15,000
 DeFriece, Jr.
(Trustee)

Roy J.           $13,722    N/A         N/A            $15,000
 Glauber
(Trustee)

Michael G.       $0         N/A         N/A            $0
 Landry
(Trustee and
 Chairman of
 the Board)

Joseph G.        $13,722    N/A         N/A            $15,000
 Rosenthal
(Trustee)

Richard N.       $13,722    N/A         N/A            $15,000
 Silverman
(Trustee)

J. Brendan       $13,722    N/A         N/A            $15,000
 Swan
 (Trustee)

C. William       $0         N/A         N/A            $0
 Ferris
 (Secretary/Treasurer)

[*] During the year ended December 31, 1997, the fund complex consisted of the Trust, which had 17 funds at year end, and Mackenzie Series Trust, an open-end, management investment company comprised of 4 funds that were reorganized into series of unaffiliated investment companies on September 5, 1997.

     As of April 27, 1998, the Officers and Trustees of the Trust as a group owned beneficially or of record less than 1% of the outstanding Class A, Class B, Class C, Class I and Advisor Class shares of the Funds and of the other seven Ivy funds that are series of the Trust but that are not described in this SAI, except that the Officers and Trustees of the Trust as a group owned 2.838% and 2.348%, respectively, of Ivy Asia Pacific Fund Class A shares and Ivy Global Natural Resources Fund Class A shares as of that date.


            INVESTMENT ADVISORY AND OTHER SERVICES

BUSINESS MANAGEMENT AND INVESTMENT ADVISORY SERVICES

     IMI provides business management and investment advisory services to each Fund (other than Ivy Canada Fund and Ivy Global Natural Resources Fund) pursuant to a Business Management and Investment Advisory Agreement (the "Agreement"). IMI provides business management services to Ivy Canada Fund and Ivy Global Natural Resources Fund pursuant to a Business Management Agreement (the "Management Agreement"). The Agreement (or the Management Agreement, in the case of Ivy Canada Fund and Ivy Global Natural Resources Fund) was approved (i) by the sole shareholder of Ivy China Region Fund on October 23, 1993, (ii) by
the sole shareholder of each of    Ivy South America Fund     and
   Ivy Developing Nations Fund     on October 28, 1994, (iii) by
the sole shareholder of each of Ivy Global Fund and Ivy Canada Fund on January 27, 1995, (iv) by the sole shareholder of Ivy Global Science & Technology Fund on July 16, 1996, (v) by the sole shareholder of each of Ivy Asia Pacific Fund, Ivy Global Natural Resources Fund and Ivy International Small Companies Fund on December 13, 1996, and (vi) by the sole shareholder of each of Ivy International Fund II and Ivy Pan-Europe Fund on April 30, 1997. Prior to shareholder approval, the Agreement (or the Management Agreement, in the case of Ivy Canada Fund and Ivy Global Natural Resources Fund) was approved by the Board (including a majority of the Trustees who are neither "interested persons," as defined in the 1940 Act, of the Trust nor have any direct or indirect financial interest in the operation of the distribution plan or in any related agreement (the "Independent Trustees")) (i) on August 23, 1993 with respect to Ivy China
Region Fund, (ii) on September 17, 1994 with respect to    Ivy
South America Fund     and    Ivy Developing Nations Fund    ,
(iii) on September 29, 1994 with respect to each of Ivy Canada Fund and Ivy Global Natural Resources Fund, (iv) on June 8, 1996 with respect to Ivy Global Science & Technology Fund, (v) on December 7, 1996 with respect to each of Ivy Asia Pacific Fund, Ivy Global Natural Resources Fund and Ivy International Small Companies Fund, (vi) on February 8, 1997 with respect to Ivy Pan-Europe Fund, and (vii) on April 29, 1997 with respect to Ivy International Fund II.

     Until January 31, 1995 MIMI served as the manager and investment adviser to Ivy Global Fund and as manager to Ivy Canada Fund, which were then series of The Mackenzie Funds Inc. (the "Company"). On January 31, 1995, MIMI's interest in the Agreement (in the case of Ivy Global Fund) and in the Management Agreement (in the case of Ivy Canada Fund) was assigned by MIMI to IMI, which is a wholly owned subsidiary of MIMI. The provisions of the Agreement and the Management Agreement remain unchanged by IMI's succession to MIMI thereunder. MIMI, a Delaware corporation, has approximately 10% of its outstanding common stock listed for trading on the TSE. MIMI is a subsidiary of MFC, 150 Bloor Street West, Toronto, Ontario, Canada, a public corporation organized under the laws of Ontario and registered in Ontario as a mutual fund dealer whose shares are listed for trading on the TSE. MFC provides investment advisory services to Ivy Canada Fund and Ivy Global Natural Resources Fund pursuant to an Investment Advisory Agreement (the "MFC Agreement"). The MFC Agreement was approved (i) by the sole shareholder of Ivy Canada Fund on January 27, 1995 and (ii) by the sole shareholder of Ivy Global Natural Resources Fund on December 13, 1996. Prior to shareholder approval, the MFC Agreement was approved by the Board (including a majority of Independent Trustees) (i) on September 29, 1994 with respect to Ivy Canada Fund and (ii) on December 7, 1996 with respect to Ivy Global Natural Resources Fund.

     IMI currently acts as manager and investment adviser to the following additional investment companies registered under the 1940 Act: Ivy Growth Fund, Ivy US Emerging Growth Fund, Ivy Growth with Income Fund, Ivy Bond Fund, Ivy High Yield Fund and Ivy Money Market Fund.

     The Agreement obligates IMI to make investments for the accounts of each Fund (except Ivy Canada Fund and Ivy Global Natural Resources Fund) in accordance with its best judgment and within the investment objectives and restrictions set forth in the Prospectus, the 1940 Act and the provisions of the Code relating to regulated investment companies, subject to policy decisions adopted by the Board. IMI also determines the securities to be purchased or sold by these Funds and places orders with brokers or dealers who deal in such securities. The Advisory Agreement obligates MFC to make investments for the account of each of Ivy Canada Fund and Ivy Global Natural Resources Fund, in accordance with its best judgment and within the investment objectives and restrictions set forth in the Prospectus with respect to each of Ivy Canada Fund and Ivy Global Natural Resources Fund, the 1940 Act and the provisions of the Code, relating to regulated investment companies, subject to policy decisions adopted by the Board. MFC also determines the securities to be purchased or sold by each of Ivy Canada Fund and Ivy Global Natural Resources Fund and places orders with brokers or dealers who deal in such securities.

     Under the Agreement (the Management Agreement with respect to Ivy Canada Fund and Ivy Global Natural Resources Fund), IMI also provides certain business management services. IMI is obligated to (1) coordinate with each Fund's Custodian and monitor the services it provides to that Fund; (2) coordinate with and monitor any other third parties furnishing services to each Fund; (3) provide each Fund with necessary office space, telephones and other communications facilities as are adequate for the particular Fund's needs; (4) provide the services of individuals competent to perform administrative and clerical functions that are not performed by employees or other agents engaged by the particular Fund or by IMI acting in some other capacity pursuant to a separate agreement or arrangements with the Fund; (5) maintain or supervise the maintenance by third parties of such books and records of the Trust as may be required by applicable Federal or state law; (6) authorize and permit IMI's directors, officers and employees who may be elected or appointed as trustees or officers of the Trust to serve in such capacities; and (7) take such other action with respect to the Trust, after approval by the Trust as may be required by applicable law, including without limitation the rules and regulations of the SEC and of state securities commissions and other regulatory agencies. Pursuant to the Management Agreement, IMI is also responsible for reviewing the activities of MFC to insure that each of Ivy Canada Fund and Ivy Global Natural Resources Fund is operated in compliance with each such Fund's investment objectives and policies and with the 1940 Act.

     Ivy Global Fund pays IMI a monthly fee for providing business management and investment advisory services at an annual rate of 1.00% of the first $500 million of its average net assets, reduced to 0.75% on average net assets over $500 million.

Each of the other Funds (except Ivy Canada Fund and Ivy Global Natural Resources Fund) pays IMI a monthly fee for providing business management and investment advisory serves at an annual rate of 1.00% of each of the Fund's average net assets. Ivy Canada Fund and Ivy Global Natural Resources Fund each pays IMI a monthly fee for providing business management services at an annual rate of 0.50% of each such Fund's average net assets.

        For advisory services, Ivy Canada Fund and Ivy Global Natural Resources Fund each pays MFC a monthly fee at an annual rate of 0.35% and 0.50%, respectively, of the average net assets of each such Fund. For the fiscal years ended December 31, 1995, 1996 and 1997, Ivy Canada Fund paid MFC fees of $67,229, $65,289 and $53,306, respectively.

     During the fiscal years ended December 31, 1995, 1996 and 1997, Ivy China Region Fund paid IMI $200,605, $233,804 and
$277,601 respectively (of which IMI reimbursed $106,085, $65,675 and $18,377, respectively, pursuant to voluntary expense limitations).

     During the fiscal years ended December 31, 1995, 1996 and 1997, IMI received fees of $96,041, $93,270 and $76,152, respectively, from Ivy Canada Fund (of which IMI reimbursed $63,466, $0 and $0, respectively, pursuant to required expense limitations) and $239,963, $301,433 and $383,981, respectively, from Ivy Global Fund (of which IMI reimbursed $62,242, $0 and $0 pursuant to voluntary expense limitations).

     For the fiscal years ended December 31, 1995, 1996 and 1997,
Ivy International Fund paid IMI fees of $3,948,456, $9,157,858 and $22,898,279, respectively.

     During the fiscal years ended December 31, 1995, 1996 and 1997, Ivy South America Fund paid IMI fees of $95,380,
$42,550 and $94,278, respectively (of which IMI reimbursed $93,340, $0 and $0, respectively, pursuant to required expense limitations and of which IMI reimbursed $2,040, $99,630 and $68,548, respectively, pursuant to voluntary expense limitations) and Ivy Developing Nations Fund paid IMI fees of $91,226, $109,125 and $284,290, respectively (of which IMI reimbursed $87,348, $0 and $0, respectively, pursuant to required expense limitations and of which IMI reimbursed $3,878, $67,600 and $22,860, respectively, pursuant to voluntary expense limitations).

     During the period from July 22, 1996 (commencement of operations) to December 31, 1996 and during the fiscal year ended
December 31, 1997, Ivy Global Science & Technology Fund paid IMI fees of $20,965 and $229,616, respectively (of which IMI reimbursed $14,813 and $0, respectively, pursuant to voluntary expense limitations).

     During the fiscal year ended December 31, 1997, Ivy Asia Pacific Fund, Ivy Global Natural Resources Fund and Ivy International Small Companies Fund paid IMI fees of $10,473, $32,056 and $28,799, respectively (of which IMI Reimbursed $10,473, $25,180 and $28,799, respectively, pursuant to voluntary expense limitations.) During the period from May 13, 1997 (commencement of operations) to December 31, 1997, Ivy International Fund II and Ivy Pan-Europe Fund paid IMI fees of $413,862 and $1,974, respectively (of which IMI reimbursed $123,177 and $1,974, respectively, pursuant to voluntary expense limitations).

     Under the Agreement (or the Management Agreement and the Advisory Agreement with respect to Ivy Canada Fund and Ivy Global Natural Resources Fund), the Trust pays the following expenses:
(1) the fees and expenses of the Trust's Independent Trustees;
(2) the salaries and expenses of any of the Trust's officers or employees who are not affiliated with IMI; (3) interest expenses;
(4) taxes and governmental fees, including any original issue taxes or transfer taxes applicable to the sale or delivery of shares or certificates therefor; (5) brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities; (6) the expenses of registering and qualifying shares for sale with the SEC and with various state securities commissions; (7) accounting and legal costs; (8) insurance premiums; (9) fees and expenses of the Trust's Custodian and Transfer Agent and any related services; (10) expenses of obtaining quotations of portfolio securities and of pricing shares; (11) expenses of maintaining the Trust's legal existence and of shareholders' meetings; (12) expenses of preparation and distribution to existing shareholders of periodic reports, proxy materials and prospectuses; and (13) fees and expenses of membership in industry organizations.

        IMI currently limits each Fund's (with the exception of Ivy Canada Fund) total operating expenses (excluding Rule 12b-1 fees, interest, taxes, brokerage commissions, litigation and indemnification expenses, and extraordinary expenses) to an annual rate of 1.95% (1.50% in the case of Ivy International Fund
II) of the Fund's average net assets, which may lower that Fund's expenses and increase its yield. Each Fund's expense limitation may be terminated or revised at any time, at which time its expenses may increase and its yield may be reduced.

     On September 13, 1997    , the Board (including a majority
of the Independent Trustees) (i) approved the continuance of the Agreement with respect to Ivy China Region Fund, Ivy Global Fund,
   Ivy South America Fund     and    Ivy Developing Nations
Fund     and (ii) approved the continuance of the Management
Agreement for Ivy Canada Fund. The initial term of the Agreement (or the Management Agreement with respect to Ivy Global Natural Resources Fund) between IMI and each of Ivy Asia Pacific Fund, Ivy Global Natural Resources Fund and Ivy International Small Companies Fund, which commenced on January 1, 1997, will run for a period of two years from the date of commencement. The initial term of the Agreement between IMI and each of Ivy International Fund II and Ivy Pan-Europe Fund, which commenced on May 13, 1997, will run for a period of two years from the date of commencement.

Each Agreement (or Management Agreement, with respect to Ivy Canada Fund and Ivy Global Natural Resources Fund) will continue in effect with respect to each Fund from year to year, or for more than the initial period, as the case may be, only so long as the continuance is specifically approved at least annually (i) by the vote of a majority of the Independent Trustees and (ii) either (a) by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the particular Fund or
(b) by the vote of a majority of the entire Board. If the question of continuance of the Agreements (or adoption of any new agreement) is presented to shareholders, continuance (or adoption) shall be effected only if approved by the affirmative vote of a majority of the outstanding voting securities of the particular Fund. See "Capitalization and Voting Rights."

     Each Agreement (or Management Agreement with respect to Ivy Canada Fund and Ivy Global Natural Resources Fund) may be terminated with respect to a particular Fund at any time, without payment of any penalty, by the vote of a majority of the Board, or by a vote of a majority of the outstanding voting securities of that Fund, on 60 days' written notice to IMI, or by IMI on 60 days' written notice to the Trust. The Agreement shall terminate automatically in the event of its assignment.

DISTRIBUTION SERVICES

        IMDI, a wholly owned subsidiary of MIMI, serves as the exclusive distributor of the Funds' shares pursuant to an Amended and Restated Distribution Agreement with the Trust dated October 23, 1991, as amended from time to time (the "Distribution Agreement"). The Distribution Agreement was last approved by the Board on September 13, 1997. IMDI distributes shares of the Funds through broker-dealers who are members of the National Association of Securities Dealers, Inc. and who have executed dealer agreements with IMDI. IMDI distributes shares of the Funds on a continuous basis, but reserves the right to suspend or discontinue distribution on that basis. IMDI is not obligated to sell any specific amount of Fund shares.

     Under the Distribution Agreement, each Fund bears, among other expenses, the expenses of registering and qualifying its shares for sale under federal and state securities laws and preparing and distributing to existing shareholders periodic reports, proxy materials and prospectuses.

     Each Distribution Agreement will continue in effect for successive one-year periods, provided that such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees, cast in person at a meeting called for that purpose and by the vote of either a majority of the entire Board or a majority of the outstanding voting securities of each Fund. Each Distribution Agreement may be terminated with respect to a particular Fund at any time, without payment of any penalty, by IMDI on 60 days' written notice to the particular Fund or by a Fund by vote of either a majority of the outstanding voting securities of the Fund or a majority of the Independent Trustees on 60 days' written notice to IMDI. Each Distribution Agreement shall terminate automatically in the event of its assignment.

     IMDI may make payments for distribution assistance and for administrative and accounting services from resources that may include the management fees paid by a Fund. IMDI also may make payments to unaffiliated broker-dealers for services rendered in the distribution of each Fund's shares. To qualify for such payments, shares may be subject to a minimum holding period. However, no such payments will be made to any dealer or broker if at the end of each year the amount of shares held does not exceed a minimum amount. The minimum holding period and minimum level of holdings will be determined from time to time by IMDI.

     If a Distribution Agreement is terminated (or not renewed) with respect to any of the Ivy funds (or class of shares thereof), each may continue in effect with respect to any other fund (or Class of shares thereof) as to which it has not been terminated (or have been renewed).

     RULE 18F-3 PLAN. On February 23, 1995, the SEC adopted Rule 18f-3 under the 1940 Act, which permits a registered open-end investment company to issue multiple classes of shares in accordance with a written plan approved by the investment company's board of directors/trustees and filed with the SEC. At a meeting held on December 1-2, 1995, the Board adopted a multi-class plan (the "Rule 18f-3 plan") on behalf of each Fund. At a meeting held on February 8, 1997, the Board adopted the Rule 18f-3 plan on behalf of Ivy Pan-Europe Fund. At a meeting held on April 29, 1997, the Board adopted the Rule 18f-3 plan on behalf of Ivy International Fund II. At a meeting held on December 5-6, 1997, the Board last approved the Rule 18f-3 plan. The key features of the Rule 18f-3 plan are as follows: (i) shares of each class of a Fund represent an equal pro rata interest in that Fund and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications, terms and conditions, except that each class bears certain class-specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class; (ii) subject to certain limitations described in the Prospectus, shares of a particular class of a Fund may be exchanged for shares of the same class of another Ivy fund; and (iii) a Fund's Class B shares will convert automatically into Class A shares of that Fund after a period of eight years, based on the relative net asset value of such shares at the time of conversion.

CUSTODIAN

        Pursuant to a Custodian Agreement with the Trust, Brown Brothers Harriman & Co. (the "Custodian"), a private bank and member of the principal securities exchanges, located at 40 Water Street, Boston, Massachusetts 02109, maintains custody of the assets of each Fund held in the United States. Rules adopted under the 1940 Act permit the Trust to maintain its foreign securities (Canadian securities, with respect to Ivy Canada Fund and Ivy Global Natural Resources Fund) and cash in the custody of certain eligible foreign banks and securities depositories (and certain eligible Canadian banks and securities depositories, with respect to Ivy Canada Fund and Ivy Global Natural Resources
Fund). Pursuant to those rules, the Custodian has entered into subcustodial agreements for the holding of each Fund's foreign securities (and for the holding of Ivy Canada Fund's and Ivy Global Natural Resources Fund's non-Canadian foreign securities).

Similarly, pursuant to those rules, Ivy Canada Fund's and Ivy Global Natural Resources Fund's portfolio securities and cash, when invested in Canadian securities, will be held by its Sub-custodian, The Bank of Nova Scotia. With respect to each Fund, except for Ivy Canada Fund and Ivy Global Natural Resources Fund, the Custodian may receive, as partial payment for its services, a portion of the Trust's brokerage business, subject to its ability to provide best price and execution.

FUND ACCOUNTING SERVICES

     Pursuant to a Fund Accounting Services Agreement, MIMI provides certain accounting and pricing services for the Funds. As compensation for those services, each Fund pays MIMI a monthly fee plus out-of-pocket expenses as incurred. The monthly fee is based upon the net assets of a Fund at the preceding month end at the following rates: $1,250 when net assets are $10 million and under; $2,500 when net assets are over $10 million to $40 million; $5,000 when net assets are over $40 million to $75 million; and $6,500 when net assets are over $75 million.

        For the fiscal years ended December 31, 1995, 1996 and 1997, Ivy Canada Fund paid MIMI $32,399, 33,091 and $35,010, respectively, under the agreement. During the fiscal years ended December 31, 1995, 1996 and 1997, Ivy China Region Fund paid MIMI $32,653, $35,038 and $14,277, respectively, under the agreement. For the fiscal years ended December 31, 1995, 1996 and 1997, Ivy Global Fund paid MIMI $32,982, 34,802 and $37,169, respectively, under the agreement. During the period from July 22, 1996 (commencement of operations) to December 31, 1996 and during the fiscal year ended December 31, 1997, Ivy Global Science & Technology Fund paid MIMI $9,171 and $36,454, respectively, under the agreement. For the fiscal years ended December 31, 1995, 1996 and 1997, Ivy International Fund paid MIMI $91,612, $173,986 and $171,582, respectively, under the agreement. During the fiscal years ended December 31, 1995, 1996 and 1997, Ivy South America Fund paid MIMI $15,094, $16,731 and $24,860, respectively, under the agreement. During the fiscal years ended December 31, 1995, 1996 and 1997, Ivy Developing Nations Fund paid MIMI $15,112, $25,951 and $37,378, respectively, under the agreement. During the fiscal year ended December 31, 1997, Ivy Asia Pacific Fund, Ivy Global Natural Resources Fund and Ivy International Small Companies Fund paid MIMI $18,400, $18,506, and $18,633, respectively, under the agreement. For the period from May 13, 1997 (commencement of operations) to December 31, 1997, Ivy International Fund II and Ivy Pan-Europe Fund paid MIMI $4,317 and $11,543, respectively, under the agreement.

TRANSFER AGENT AND DIVIDEND PAYING AGENT

     Pursuant to a Transfer Agency and Shareholder Service Agreement, IMSC, a wholly owned subsidiary of MIMI, is the transfer agent for each Fund. Under the Agreement, each Fund pays a monthly fee at an annual rate of $20.00 per open Advisor Class account. In addition, each Fund pays a monthly fee at an annual rate of $4.58 per account that is closed plus certain out-of-pocket expenses. Certain broker-dealers that maintain shareholder accounts with a Fund through an omnibus account provide transfer agent and other shareholder-related services that would otherwise be provided by IMSC if the individual accounts that comprise the omnibus account were opened by their beneficial owners directly. IMSC pays such broker-dealers a per account fee for each open account within the omnibus account, or a fixed rate (e.g., .10%) fee, based on the average daily net asset value of the omnibus account (or a combination thereof).

ADMINISTRATOR

     Pursuant to an Administrative Services Agreement, MIMI provides certain administrative services to each Fund. As compensation for these services, each Fund pays MIMI a monthly fee at the annual rate of .10% of the average daily net asset value of its Advisor Class shares.

AUDITORS

        Coopers & Lybrand L.L.P., independent certified public accountants, 200 East Las Olas Boulevard, Suite 1700, Ft. Lauderdale, Florida 33301, has been selected as auditors for the Trust. The audit services performed by Coopers & Lybrand L.L.P., include audits of the annual financial statements of each of the funds of the Trust. Other services provided principally relate to filings with the SEC and the preparation of the funds' tax returns.

     Year 2000 Risks. The services provided to the Funds by IMI, MFC, Northern Cross, MIMI and the Funds' other service providers are dependent on those service providers' computer systems. Many computer software and hardware systems in use today cannot distinguish between the year 2000 and the year 1900 because of the way dates are encoded and calculated (the "Year 2000 Problem"). The failure to make this distinction could have a negative implication on handling securities trades, pricing and account services. IMI, MFC, Northern Cross, MIMI and the Funds' other service providers are taking steps that each believes are reasonably designed to address the Year 2000 Problem with respect to the computer systems that they use. The Funds believe these steps will be sufficient to avoid any material adverse impact on the Funds. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds.

                CAPITALIZATION AND VOTING RIGHTS

     The capitalization of the Trust consists of an unlimited number of shares of beneficial interest (no par value per share).

When issued, shares of each class of each Fund are fully paid, non-assessable, redeemable and fully transferable. No class of shares of a Fund has preemptive rights or subscription rights.

        The Amended and Restated Declaration of Trust permits the Trustees to create separate series or portfolios and to divide any series or portfolio into one or more classes. The Trustees have authorized eighteen series, each of which represents a fund.

The Trustees have further authorized the issuance of Class A, Class B, and Class C shares for Ivy International Fund and Ivy Money Market Fund and Class A, Class B, Class C and Advisor Class shares for Ivy Asia Pacific Fund, Ivy Bond Fund, Ivy Canada Fund, Ivy China Region Fund, Ivy US Emerging Growth Fund (formerly Ivy Emerging Growth Fund until January 15, 1998), Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy Growth Fund, Ivy Growth with Income Fund, Ivy International Fund II, Ivy High Yield Fund (formerly Ivy International Bond Fund until January 28, 1998), Ivy South America Fund (formerly Ivy Latin America Strategy Fund until January 15, 1998), Ivy Developing Nations Fund (formerly Ivy New Century Fund until January 15, 1998) and Ivy Pan-Europe Fund, as well as Class I shares for Ivy Bond Fund, Ivy Global Science & Technology Fund, Ivy International Fund II, Ivy International Fund, Ivy High Yield Fund and Ivy International Small Companies Fund.

     Shareholders have the right to vote for the election of Trustees of the Trust and on any and all matters on which they may be entitled to vote by law or by the provisions of the Trust's By-Laws. The Trust is not required to hold a regular annual meeting of shareholders, and it does not intend to do so. Shares of each class of the Fund entitle their holders to one vote per share (with proportionate voting for fractional shares).

Shareholders of the Fund are entitled to vote alone on matters that only affect the Fund. All classes of shares of the Fund will vote together, except with respect to the distribution plan applicable to the Fund's Class A, Class B or Class C shares or when a class vote is required by the 1940 Act. On matters relating to all funds of the Trust, but affecting the funds differently, separate votes by the shareholders of each fund are required. Approval of an investment advisory agreement and a change in fundamental policies would be regarded as matters requiring separate voting by the shareholders of each fund of the Trust. If the Trustees determine that a matter does not affect the interests of a fund, then the shareholders of that fund will not be entitled to vote on that matter. Matters that affect the Trust in general, such as ratification of the selection of independent public accountants, will be voted upon collectively by the shareholders of all funds of the Trust.

     As used in this SAI and the Prospectus, the phrase "majority vote of the outstanding shares" of a Fund means the vote of the lesser of: (1) 67% of the shares of that Fund (or of the Trust) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of that Fund (or of the Trust).

     With respect to the submission to shareholder vote of a matter requiring separate voting by a Fund, the matter shall have been effectively acted upon with respect to that Fund if a majority of the outstanding voting securities of that Fund votes for the approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other fund of the Trust; or (2) the matter has not been approved by a majority of the outstanding voting securities of the Trust.

     The Amended and Restated Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. Shareholders will be assisted in communicating with other shareholders in connection with the removal of a Trustee as if Section 26(c) of the Act were applicable.

     The Trust's shares do not have cumulative voting rights and accordingly the holders of more than 50% of the outstanding shares could elect the entire Board, in which case the holders of the remaining shares would not be able to elect any Trustees.

        To the knowledge of the Trust, as of April 17, 1998, no shareholder owned beneficially or of record 5% or more of any Fund's outstanding Class A shares, except that of the outstanding Class A shares of Ivy Asia Pacific Fund, Donaldson Lufkin Jenrette Securities Corporation Inc.,
P.O. Box 2052, Jersey City, New Jersey 07303, owned of record 166,675.677 shares (38.07%)
and Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksosville, Florida 32246, owned of record 58,511.309 shares (13.36%); and except that of the outstanding

Class A shares of Ivy China Region Fund, Resources Trust Co., P.O. Box 3865, Englewood Co., 80155-3865, owned of record 465,869.596 shares (22.29%); and except that of the outstanding Class A shares of Ivy Developing Nations Fund, Fleet
National Bank, P.O. Box 92800, Rochester , New York 14692-8900 owned of record 73,245.436 shares (6.67%) and Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East,3rd Floor, Jacksonville, Florida 32246, owned of record 60,819.294 shares (5.54%); and except that of the outstanding Class A shares of Ivy Global Natural Resources Fund, Carn & Co., P.O. Box 96211 Washington, DC 20090-6211, owned of record 81,267.566 shares (29.08%), and First Union National Bank, 1525 West WT Harris Blvd, Charotte, NC 28288-1151, owned of record 22,922.529 shares (8.20%); and except that of outstanding Class A shares of Ivy Global Science & Technology Fund , Donaldson Lufkin Jenrette Securities Corporation Inc., P.O. Box 2052, Jersey City, New Jersey 07303, owned of record 165,274.369 shares (24.09%), and Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive,3rd Floor, Jacksonville , Florida 32246, owned of record 35,974.163 shares (5.24%); and except that of the outstanding Class A shares of Ivy International Fund, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104, owned of record 15,517,777.019 shares (35.16%), and Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246, owned of record 5,304,142.077 shares (12.01%); and except that of the outstanding Class A shares of Ivy International Fund II, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive, 3rd Floor, Jacksonville, Florida 32246, owned of record 805,245.736 shares (33.37%); and except that of the outstanding Class A shares of Ivy International Small Companies Fund, Donaldson Lufkin Jenrette Securities Corporation Inc., P.O. Box 2052, Jersey City, New Jersey 07303, owned of record 19,407.118 shares (17.75%), Mackenzie Investment Management Inc., 700 S. Federal Hwy., Suite 300, Boca Raton, FL 33432, owned of record 10,102.416 shares (9.24%), and Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive, 3rd Floor, Jacksonville, Florida 32246, owned of record 8,388.029 shares (7.67%); and except that the outstanding Class A shares of Ivy Pan-Europe Fund, Mackenzie Investment Management Inc., 700 S. Federal Hwy., Boca Raton, FL 33432, owned of record 37,553.145 shares (25.51%), Pacific Century Trust, P.O. Box 888, Honolulu, HI, 96808- 0888, owned of record 41,238.142 shares (28.00%), and
Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246, owned of record 18,419.996 shares (12.51); and except that of the outstanding Class A shares of Ivy South America Fund, Merrill Lynch
Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246, owned of record 48,763.532 (12.14%), and FTC & Co., P.O. Box 173736, Denver, CO 80202 owned of record 25,251.702 (6.29%).
     To the knowledge of the Trust, as of April 17, 1998, no shareholder owned beneficially or of record 5% or more of any Fund's outstanding Class B shares, except that of the outstanding Class B shares of the Ivy Asia Pacific Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246, owned of record 94,518.384 shares (30.97%), and Donaldson Lufkin Jenrette Securities Corporation Inc., P.O. Box 2052, Jersey City, New Jersey 07303, owned of record 32,529.941 shares (10.66%); and except that of the outstanding Class B shares of Ivy Canada Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246, owned of record 33,426.107 shares (12.99%), and JW Charles Clearing Corp, FBO Joseph Zerger IRA, 1550 E. Oakland Park Blvd., Fort Lauderdale, FL 33334, owned of record 19,465.982 shares (7.56%) and Janet K Nichol,Trustee, 4440 Arch St., San Diego CA 92116 owned of record 13,769.993 shares (5.35%); and that of the outstanding Class B shares of the Ivy China Region Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246, owned of record 152,548.533 shares (14.68%); and that of the outstanding Class B shares of Ivy Developing Nations Fund, Merrill
Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246, owned of record 411,118.769 shares (32.96%); and that of the outstanding Class B shares of the Ivy Global Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246, owned of record 84,896.525 shares (10.46%); and that of the outstanding Class B shares of the Ivy Global Natural Resources Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246, owned of record 104,611.624 shares (41.64%); and except that of the outstanding Class B shares of the Ivy International Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246, owned of record 6,666,653.322 shares (46.54%); and except that of the outstanding Class B shares of the Ivy International Fund II, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246, owned of record 4,609,455.833 shares (64.15%); and except that of the outstanding Class B shares of Ivy International Small Companies Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246, owned of record 27,519.468 shares (23.33%); and except that of the outstanding Class B shares of Ivy Pan-Europe Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246, owned of record 22,948.768 shares (36.14%), Pedodontic Asso. Inc.,4211 Haialae Ave., Suite 405, Honolulu HI 96816-5317, owned of record 10,964.806 shases (17.26%), Community National Bank, P.O. Box 210, 210 Main Street, Seneca, KS 66538, owned of record 5,248.619 shares (8.26%), and Wedbush Morgan Securities, 1000 Wilshire Blvd., Los Angeles, CA 91506, owned of record 5,080.145 shares (8.00%); and except that of the outstanding Class B shares of Ivy South America Fund, Merrill Lynch Pierce Fenner &
Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246, owned of record 103,513.751 shares (37.49%).

     To the knowledge of the Trust, as of April 17, 1998, no shareholder owned beneficially or of record 5% or more of any Fund's outstanding Class C shares, except that of the outstanding Class C shares of Ivy Canada Fund, Francisco Rodriguez Carrreras & Louis Rodriguez Aguilar JT TEN c/o Zarlene Imports, 1550 Oakland Park Blvd., Fort Lauderdale, FL 33334-4425, owned of record 22,667.623 shares (36.29%), Francisco Rodriguez Carrreras & Fuensanta Rosario Rodriguez Aguilar JT TEN c/o Zarlene Imports, 1550 Oakland Park Blvd., Fort Lauderdale, FL 33334-4425, owned of record 15,118.227 shares (24.20%), JW Charles Clearing Corp, FBO Giancarlo Dimizio IRA, 4900 N. Ocean Blvd. #1107, Fort Lauderdale, FL 33308, owned of record 4,980.896 shares (7.97%), Donaldson Lufkin Jenrette Securities Corporation Inc., P.O. Box 2052, Jersey City, New Jersey 07303, owned of record 4,784.434 shares (7.66%) and Alma R. Buncsak TTEE, 745 Cherokee Path, Lake Mills, WI 53551, owned of record 3,755.491 shares (6.01%); and that of the outstanding Class C shares of the Ivy China Region Fund, The Ohio Company FBO Gerald Mansbach c/o Mansbach Metal, 155 E. Broad Street,.Columbus, OH 43215, owned of record 26,790.606 shares (16.92%), and Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246, owned of record 42,593.930 shares (26.91%); and that of the outstanding Class C shares of Ivy Developing
Nations Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer
Lake Drive East, 3rd Floor, Jacksonville, Florida 32246, owned of record 98,801.371 shares (29.38%); and that of the outstanding Class C shares of Ivy Global Fund, The Ohio Company FBO Gerald Mansbach c/o Mansbach Metal, 155 E. Broad Street, Columbus, OH 43215, owned of record 21,273.701 shares (29.64%), Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246, owned of record 14,219.372 shares (19.81%), Linda Powers Kunze TOD John Kunze, 10214 Old Orchard, Brecksville, OH 44141, owned of record 4,101.874 shares (5.71%), Donaldson Lufkin Jenrette Securities Corporation Inc., P.O. Box 2052, Jersey City, New Jersey 07303, owned of record 4,074.171 shares (5.67%), and Smith Barney Inc., owned of record 3,694.890 shares (5.14%); and that of the outstanding Class C shares of the Ivy Global Natural Resources Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246, owned of record 5,941.467 shares (41.26%), Katherine P Ralston & James W Ralston, 609 Hwy. 466, Lady Lake, FL 32159, owned of record 1,171.068 shares (8.13%), Anthony L Bassano & Marie E Bassano, 8934 Bari Court, Port Richey, FL 34668, owned of record 1,087.337 shares (7.55%), Donald W Nelson MD & Joanna R Nelson, 5015 NW 127th Street, Vancouver, WA 98685, owned of record 1,048.526 shares (7.28%), and Raymond James & Associates, Inc. CUST for Diversified Dental P/S, 10641 1st Street E, Suite 204, Treasure Island, FL 33706, owned of record
903.508 shares (6.27%); and except that of the outstanding Class C shares of Ivy Global Science & Technology Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246, owned of record 33,116.039 shares (8.54%); and except that of the outstanding Class C shares of the Ivy International Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246,
owned of record 2,897,728.850 shares (65.96%);   and except that
of the outstanding Class C shares of the Ivy International Fund II, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246, owned of record 2,910,639.915 shares (78.82%); and except that of the outstanding Class C shares of the Ivy International Small Companies Fund, Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246, owned of record 127,274.020 shares (71.36%), and The Ohio Company FBO Gerald Mansbach c/o Mansbach Metal, 155 East Broad Street, Columbus, OH 45459, owned of record 24,831.652 shares (13.92%); and except that of the outstanding Class C shares of Ivy Pan-Europe Fund, Pacific Century Trust, P.O. Box 3170, Honolulu, HI 86802-3170, owned of record 45,784.705 shares (79.88%), and Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246, owned of record 6,743.781 shares (11.76%); and except that of the outstanding Class C shares of Ivy South America Fund, Merrill Lynch Pierce Fenner &
Smith, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246, owned of record 30,277.533 shares (73.26%), and Donaldson Lufkin Jenrette Securities Corporation Inc., P.O. Box 2052, Jersey City, New Jersey 07303, owned of record 2,257.262 shares (5.46%).

     To the knowledge of the Trust, as of April 17, 1998, no shareholder owned beneficially or of record 5% or more of any Fund's outstanding Class I shares, except that of the outstanding Class I shares of Ivy International Fund, The John E. Fetzer Institute Inc., 9292 W. KL Avenue, Kalamazoo, MI 49009, owned of record 621,454.124 shares (21.38%), Lynspen And Company, 420 North 20th Street, Birmingham, AL 35203, owned of record 347,976.439 shares (11.97%), State Street Bank, 200 Newport Ave., 7th Floor, North Quincy, MA 02171, owned of record 282,832.022 shares (9.73%), Enele Co., 1211 SW 5th Ave., Portland,OR 97204, owned of record 202,171.320 shares (6.95%), David & Co., P.O. Box 188, Murfreesboro, TN 37133-0188, owned of record 172,994.958 shares (5.95%), and S. Mark Taper Foundation, 12011 San Vicente Blvd., Suite 400, Los Angeles, CA 90049, owned of record 156,138.797 shares (5.37%).

     To the knowledge of the Trust, as of April 17, 1998, no shareholder owned beneficially or of record 5% or more of any Fund's outstanding Advisor Class shares, except that of the outstanding Advisor Class shares of Ivy China Region Fund, Donaldson Lufkin Jenrette Securities Corporation Inc., P.O. Box 2052, Jersey City, New Jersey 07303, owned of record 1,527.694 shares (99.99%); except that of the outstanding Advisor Class shares of Ivy International Fund II, Charles Schwab & Co.Inc., owned of record 14,512.325 shares (63.83%), and Donaldson Lufkin Jenrette Securities Corporation Inc., P.O. Box 2052, Jersey City, New Jersey 07303, owned of record 8,220.177 shares (36.15%); and except that of the outstanding Advisor Class shares of Ivy Pan-Europe Fund, Donaldson Lufkin Jenrette Securities Corporation Inc., P.O. Box 2052, Jersey City, New Jersey 07303, owned of record 2,087.343 shares (99.98%).

     Under Massachusetts law, the Trust's shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Amended and Restated Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or its Trustees. The Amended and Restated Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder of a Fund held personally liable for the obligations of that Fund. The risk of a shareholder of the Trust incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and, thus, should be considered remote. No series of the Trust is liable for the obligations of any other series of the Trust. However, because the Prospectus pertains to more than one Fund, it is possible that one of the Funds to which the Prospectus pertains might become liable for any misstatement, inaccuracy, or incomplete disclosure in the Prospectus concerning any other Fund to which the Prospectus pertains.

                         NET ASSET VALUE

     The net asset value per share of a Fund is computed by dividing the value of the Fund's aggregate net assets (i.e., its total assets less its liabilities) by the number of the Fund's shares outstanding. For purposes of determining a Fund's aggregate net assets, receivables are valued at their realizable amounts. A Fund's liabilities, if not identifiable as belonging to a particular class of the Fund, are allocated among the Fund's several classes based on their relative net asset size. Liabilities attributable to a particular class are charged to that class directly. The total liabilities for a class are then deducted from the class's proportionate interest in the Fund's assets, and the resulting amount is divided by the number of shares of the class outstanding to produce its net asset value per share.

     A security listed or traded on a recognized stock exchange or The Nasdaq Stock Market Inc. ("Nasdaq") is valued at the security's last sale price on the exchange on which the security is principally traded. If no sale is reported at that time, the average between the current bid and asked price is used. The value of a foreign security is determined in its national currency as of the normal close of trading on the foreign exchange on which it is traded or as of the close of regular trading on the Exchange, if that is earlier, and that value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, eastern time, on the day the value of the foreign security is determined. All other securities for which OTC market quotations are readily available are valued at the average between the current bid and asked price.

     Debt securities normally are valued on the basis of quotes obtained from brokers and dealers (or pricing services that take into account appropriate valuation factors). Interest is accrued daily. Money market instruments are valued at amortized cost, which the Board believes approximates market value. Options are valued at the last sale price on the exchange on which they principally are traded, if available, and otherwise are valued at the last offering price, in the case of written options, and the last bid price, in the case of purchased options. Exchange listed and widely-traded OTC futures (and options thereon) are valued at the most recent settlement price. Securities and other assets for which market prices are not readily available are valued at fair value as determined by IMI and approved by the Board. Trading in securities on European and Far Eastern securities exchanges is normally completed before the close of regular trading on the Exchange. Trading on these foreign exchanges may not take place on all days on which there is regular trading on the Exchange, or may take place on days on which there is no regular trading on the Exchange (e.g., any of the national business holidays identified above). If events materially affecting the value of a Fund's portfolio securities occur between the time when these foreign exchanges close and the time when the Fund's net asset value is calculated, such securities may be valued at fair value as determined by IMI and approved by the Board.

     Portfolio securities are valued (and net asset value per share is determined) as of the close of regular trading on the Exchange (normally 4:00 p.m., eastern time) on each day the Exchange is open for trading. The Exchange and the Trust's offices are expected to be closed, and net asset value will not be calculated, on the following national business holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. On those days when either or both of the Funds' Custodian or the Exchange close early as a result of a partial holiday or otherwise, the Trust reserves the right to advance the time on that day by which purchase and redemption requests must be received.

     The sale of a Fund's shares will be suspended during any period when the determination of its net asset value is suspended pursuant to rules or orders of the SEC and may be suspended by the Board whenever in its judgment it is in the Fund's best interest to do so.

                       PORTFOLIO TURNOVER

     Each Fund purchases securities that are believed to have above average potential for capital appreciation. Common stocks are disposed of in situations where it is believed that potential for such appreciation has lessened or that other common stocks have a greater potential. Therefore, a Fund may purchase and sell securities without regard to the length of time the security is to be, or has been, held. A change in securities held by a Fund is known as "portfolio turnover" and may involve the payment by that Fund of dealer markup or underwriting commission and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities. A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the most recently completed fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during that year. For purposes of determining a Fund's portfolio turnover rate, all securities whose maturities at the time of acquisition were one year or less are excluded. The annual portfolio turnover rates for the Funds are provided in the Prospectus under "The Funds' Financial Highlights."

                           REDEMPTIONS

     Shares of each Fund are redeemed at their net asset value next determined after a proper redemption request has been received by IMSC.

     Unless a shareholder requests that the proceeds of any redemption be wired to his or her bank account, payment for shares tendered for redemption is made by check within seven days after tender in proper form, except that the Trust reserves the right to suspend the right of redemption or to postpone the date of payment upon redemption beyond seven days, (i) for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which trading on the Exchange is restricted, (ii) for any period during which an emergency exists as determined by the SEC as a result of which disposal of securities owned by a Fund is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or (iii) for such other periods as the SEC may by order permit for the protection of shareholders of a Fund.

        Under unusual circumstances, when the Board deems it in the best interest of a Fund's shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of that Fund taken at current values. If any such redemption in kind is to be made, each Fund intends to make an election pursuant to Rule 18f-1 under the 1940 Act. This will require the particular Fund to redeem with cash at a shareholder's election in any case where the redemption involves less than $250,000 (or 1% of that Fund's net asset value at the beginning of each 90-day period during which such redemptions are in effect, if that amount is less than $250,000). Should payment be made in securities, the redeeming shareholder may incur brokerage costs in converting such securities to cash.

     The Trust may redeem those Advisor Class accounts of shareholders who have maintained an investment of less than $10,000 in a Fund for a period of more than 12 months. All Advisor Class accounts below that minimum will be redeemed simultaneously when MIMI deems it advisable. The $10,000 balance will be determined by actual dollar amounts invested by the shareholder, unaffected by market fluctuations. The Trust will notify any such shareholder by certified mail of its intention to redeem such account, and the shareholder shall have 60 days from the date of such letter to invest such additional sums as shall raise the value of such account above that minimum. Should the shareholder fail to forward such sum within 60 days of the date of the Trust's letter of notification, the Trust will redeem the shares held in such account and transmit the redemption in value thereof to the shareholder. However, those shareholders who are investing pursuant to the Automatic Investment Method will not be redeemed automatically unless they have ceased making payments pursuant to the plan for a period of at least six consecutive months, and these shareholders will be given six-months' notice by the Trust before such redemption. Shareholders in a qualified retirement, pension or profit sharing plan who wish to avoid tax consequences must "rollover" any sum so redeemed into another qualified plan within 60 days. The Trustees of the Trust may change the minimum account size.

     If a shareholder has given authorization for telephonic redemption privilege, shares can be redeemed and proceeds sent by Federal wire to a single previously designated bank account. Delivery of the proceeds of a wire redemption request of $250,000 or more may be delayed by a Fund for up to seven days if deemed appropriate under then-current market conditions. The Trust reserves the right to change this minimum or to terminate the telephonic redemption privilege without prior notice. The Trust cannot be responsible for the efficiency of the Federal wire system of the shareholder's dealer of record or bank. The shareholder is responsible for any charges by the shareholder's bank.

     Each Fund employs reasonable procedures that require personal identification prior to acting on redemption or exchange instructions communicated by telephone to confirm that such instructions are genuine. In the absence of such instructions, a Fund may be liable for any losses due to unauthorized or fraudulent telephone instructions.

                            TAXATION

        The following is a general discussion of certain tax rules thought to be applicable with respect to the Funds. It is merely a summary and is not an exhaustive discussion of all possible situations or of all potentially applicable taxes. Accordingly, shareholders and prospective shareholders should consult a competent tax adviser about the tax consequences to them of investing in the Funds.

     Each Fund intends to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the particular Fund's assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the particular Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies).

     As a regulated investment company, each Fund generally will not be subject to U.S. Federal income tax on its income and gains that it distributes to shareholders, if at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and the excess of any short-term capital gains over long-term capital losses) for the taxable year is distributed. Each Fund intends to distribute all such income.

     Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, each Fund must distribute during each calendar year, (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make distributions in accordance with the calendar year distribution requirements. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the particular Fund in October, November or December of the year with a record date in such a month and paid by that Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year the distributions are declared, rather than the calendar year in which the distributions are received.

OPTIONS, FUTURES AND FOREIGN CURRENCY FORWARD CONTRACTS

     The taxation of equity options and OTC options on debt securities is governed by Code section 1234. Pursuant to Code section 1234, the premium received by a Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

     Some of the options, futures and foreign currency forward contracts in which a Fund may invest may be "section 1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses; however, as described below, foreign currency gains or losses arising from certain section 1256 contracts are ordinary in character. Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

     The transactions in options, futures and forward contracts undertaken by a Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains or losses realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to a Fund are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders.

     A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

     Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

     Notwithstanding any of the foregoing, a Fund may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment of appreciated financial positions does not apply to certain transactions closed in the 90-day period ending with the 30th day after the close of a Fund's taxable year, if certain conditions are met.



CURRENCY FLUCTUATIONS -- "SECTION 988" GAINS OR LOSSES

     Gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues receivables or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities denominated in a foreign currency and certain options, futures and forward contracts, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income.

INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANIES

     A Fund may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which a Fund held the PFIC shares. A Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

     A Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. A Fund may elect to mark to market its PFIC shares, resulting in the shares being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported as ordinary income; any resulting loss and any loss from an actual disposition of the shares would be reported as ordinary loss to the extent of any net gains reported in prior years. Under another election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year.

DEBT SECURITIES ACQUIRED AT A DISCOUNT

     Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures.

     If a Fund invests in certain high yield original issue discount obligations issued by corporations, a portion of the original issue discount accruing on the obligation may be eligible for the deduction for dividends received by corporations. In such event, dividends of investment company taxable income received from the Fund by its corporate shareholders, to the extent attributable to such portion of accrued original issue discount, may be eligible for this deduction for dividends received by corporations if so designated by the Fund in a written notice to shareholders.

     Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. In addition, the deduction of any interest expenses attributable to debt securities having market discount may be deferred. Market discount generally accrues in equal daily installments. A Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

     Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, a Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

     A Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includible in income, even though cash representing such income may not have been received by a Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by a Fund.

DISTRIBUTIONS

        Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by a Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received from U.S. corporations by the Fund, may qualify for the dividends received deduction. However, the revised alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated by a Fund as capital gain dividends, are taxable as long-term capital gains, whether paid in cash or in shares, regardless of how long the shareholder has held a Fund's shares and are not eligible for the dividends received deduction. Shareholders receiving distributions in the form of newly issued shares will have a cost basis in each share received equal to the net asset value of a share of a Fund on the distribution date. A distribution of an amount in excess of a Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder's basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Shareholders will be notified annually as to the U.S. Federal tax status of distributions and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

     If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by a Fund, such distribution generally will be taxable even though it represents a return of invested capital. Shareholders should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which generally will be taxable to them.

DISPOSITION OF SHARES

     Upon a redemption, sale or exchange of his or her shares, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and, if so, may be eligible for reduced federal tax rates, depending upon the shareholder's holding period for the shares. Any loss realized on a redemption sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six-months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received or treated as having been received by the shareholder with respect to such shares.

     In some cases, shareholders will not be permitted to take all or portion of their sales loads into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales load in acquiring the shares of a Fund, (2) the shares are disposed of before the 91st day after the date on which they were acquired, and (3) the shareholder subsequently acquires shares in a Fund or another regulated investment company and the otherwise applicable sales charge is reduced under a "reinvestment right" received upon the initial purchase of Fund shares. The term "reinvestment right" means any right to acquire shares of one or more regulated investment companies without the payment of a sales load or with the payment of a reduced sales charge. Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right. This provision may be applied to successive acquisitions of fund shares.

FOREIGN WITHHOLDING TAXES

     Income received by a Fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country.

     If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and may elect to "pass-through" to that Fund's shareholders the amount of foreign income and similar taxes paid by that Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign income and similar taxes paid by a Fund, and will be entitled either to deduct his or her pro rata share of foreign income and similar taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. Federal income taxes, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Foreign taxes generally may not be deducted by a shareholder that is an individual in computing the alternative minimum tax. Each shareholder will be notified within 60 days after the close of a Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year and, if so, such notification will designate (1) the shareholder's portion of the foreign taxes paid to each such country and (2) the portion of the dividend which represents income derived from sources within each such country.

     Generally, except in the case of certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if a Fund makes the election described in the preceding paragraph, the source of that Fund's income flows through to its shareholders. With respect to a Fund, gains from the sale of securities generally will be treated as derived from U.S. sources and section 988 gains will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, including foreign source passive income received from a Fund. In addition, the foreign tax credit may offset only 90% of the revised alternative minimum tax imposed on corporations and individuals. Furthermore, the foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares of the shares of the Fund are held by the Fund or the shareholder, as the case may be, for less than 16 days (46 days in the case of preferred shares) during the 30-day period (90-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend.

     The foregoing is only a general description of the foreign tax credit under current law. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

BACKUP WITHHOLDING

     Each Fund will be required to report to the Internal Revenue Service ("IRS") all taxable distributions as well as gross proceeds from the redemption of the particular Fund's shares, except in the case of certain exempt shareholders. All such distributions and proceeds will be subject to withholding of Federal income tax at a rate of 31% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish a Fund with and to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the particular Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. If the withholding provisions are applicable, any such distributions or proceeds, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld.

     Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above.
This discussion does not purport to deal with all of the tax consequences applicable to a Fund or shareholders. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

                     PERFORMANCE INFORMATION

     Comparisons of a Fund's performance may be made with respect to various unmanaged indices (including the TSE 300, S&P 100, S&P 500, Dow Jones Industrial Average and Major Market Index) which assume reinvestment of dividends, but do not reflect deductions for administrative and management costs. A Fund also may be compared to Lipper's Analytical Reports, reports produced by a widely used independent research firm that ranks mutual funds by overall performance, investment objectives and assets, or to Wiesenberger Reports. Lipper Analytical Services does not include sales charges in computing performance. Further information on comparisons is contained in the Prospectus. Performance rankings will be based on historical information and are not intended to indicate future performance.

     In addition, the Trust may, from time to time, include the average annual total return and the cumulative total return of shares of a Fund in advertisements, promotional literature or reports to shareholders or prospective investors.

        AVERAGE ANNUAL TOTAL RETURN. Quotations of standardized average annual total return ("Standardized Return") for a specific Class of shares of a Fund will be expressed in terms of the average annual compounded rate of return that would cause a hypothetical investment in that Class of a Fund made on the first day of a designated period to equal the ending redeemable value ("ERV") of such hypothetical investment on the last day of the designated period, according to the following formula:

          P(1 + T){superscript n} = ERV

Where:    P    =    a hypothetical initial payment of $1,000 to
                    purchase shares of a specific Class

          T    =    the average annual total return of shares of
                    that Class

          n    =    the number of years

          ERV  =    the ending redeemable value of a hypothetical
                    $1,000 payment made at the beginning of the period.

     For purposes of the above computation for a Fund, it is assumed that all dividends and capital gains distributions made by a Fund are reinvested at net asset value in additional Advisor Class shares during the designated period. Standardized Return quotations for the Funds do not take into account any required payments for federal or state income taxes. Standardized Return quotations are determined to the nearest 1/100 of 1%.

     A Fund may, from time to time, include in advertisements, promotional literature or reports to shareholders or prospective investors total return data that are not calculated according to the formula set forth above ("Non-Standardized Return").

     CUMULATIVE TOTAL RETURN. Cumulative total return is the cumulative rate of return on a hypothetical initial investment of $1,000 in a specific Class of shares of a Fund for a specified period. Cumulative total return quotations reflect changes in the price of a Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in the Fund shares. Cumulative total return is calculated by computing the cumulative rates of return of a hypothetical investment in a specific Class of shares of a Fund over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

          C = (ERV/P) - 1

Where:    C    =    cumulative total return

          P    =    a hypothetical initial investment of $1,000
                    to purchase shares of a specific Class

          ERV  =    ending redeemable value:  ERV is the value,
                    at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

     OTHER QUOTATIONS, COMPARISONS AND GENERAL INFORMATION. The foregoing computation methods are prescribed for advertising and other communications subject to SEC Rule 482. Communications not subject to this rule may contain a number of different measures of performance, computation methods and assumptions, including but not limited to: historical total returns; results of actual or hypothetical investments; changes in dividends, distributions or share values; or any graphic illustration of such data. These data may cover any period of the Trust's existence and may or may not include the impact of sales charges, taxes or other factors.

     Performance quotations for a Fund will vary from time to time depending on market conditions, the composition of the Fund's portfolio and operating expenses of that Fund. These factors and possible differences in the methods used in calculating performance quotations should be considered when comparing performance information regarding a Fund's shares with information published for other investment companies and other investment vehicles. Performance quotations should also be considered relative to changes in the value of a Fund's shares and the risks associated with a Fund's investment objectives and policies. At any time in the future, performance quotations may be higher or lower than past performance quotations and there can be no assurance that any historical performance quotation will continue in the future.

     The Funds may also cite endorsements or use for comparison their performance rankings and listings reported in such newspapers or business or consumer publications as, among others:

AAII Journal, Barron's, Boston Business Journal, Boston Globe, Boston Herald, Business Week, Consumer's Digest, Consumer Guide Publications, Changing Times, Financial Planning, Financial World, Forbes, Fortune, Growth Fund Guide, Houston Post, Institutional Investor, International Fund Monitor, Investor's Daily, Los Angeles Times, Medical Economics, Miami Herald, Money Mutual Fund Forecaster, Mutual Fund Letter, Mutual Fund Source Book, Mutual Fund Values, National Underwriter, Nelson's Directory of Investment Managers, New York Times, Newsweek, No Load Fund Investor, No Load Fund* X, Oakland Tribune, Pension World, Pensions and Investment Age, Personal Investor, Rugg and Steele, Time, U.S. News and World Report, USA Today, The Wall Street Journal, and Washington Post.

                      FINANCIAL STATEMENTS

     Each Fund's Portfolio of Investments as of December 31, 1997, Statement of Assets and Liabilities as of December 31, 1997, Statement of Operations for the fiscal year ended December 31, 1997 (for the period from May 13, 1997 (commencement of operations) to December 31, 1997 for Ivy International Fund II and Ivy Pan-Europe Fund), Statement of Changes in Net Assets for the fiscal years ended December 31, 1997 and December 31, 1996 (for the period from May 13, 1997 (commencement of operations) to December 31, 1997 for Ivy International Fund II and Ivy Pan-Europe Fund), Financial Highlights, Notes to Financial Statements, and Report of Independent Accountants, which are included in each Fund's December 31, 1997 Annual Report to shareholders, are incorporated by reference into this SAI.


                           APPENDIX A

    DESCRIPTION OF STANDARD & POOR'S CORPORATION ("S&P") AND
   MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") CORPORATE BOND
                  AND COMMERCIAL PAPER RATINGS

[From "Moody's Bond Record," November 1994 Issue  (Moody's
Investors Service, New York, 1994), and "Standard & Poor's
Municipal Ratings Handbook," October 1997 Issue (McGraw Hill, New
York, 1997).]

MOODY'S:

     (a) CORPORATE BONDS. Bonds rated Aaa by Moody's are judged by Moody's to be of the best quality, carrying the smallest degree of investment risk. Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa are judged by Moody's to be of high quality by all standards. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuations of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds which are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds rated Baa by Moody's are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments of or maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing.   Such issues may
be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     (b) COMMERCIAL PAPER. The Prime rating is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following:
(1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity;
(5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and
(8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Issuers within this Prime category may be given ratings 1, 2 or 3, depending on the relative strengths of these factors. The designation of Prime-1 indicates the highest quality repayment capacity of the rated issue. Issuers rated Prime-2 are deemed to have a strong ability for repayment while issuers voted Prime-3 are deemed to have an acceptable ability for repayment. Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P:

     (a) CORPORATE BONDS. An S&P corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. The ratings described below may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Debt rated AAA has the highest rating assigned by S&P.
Capacity to pay interest and repay principal is extremely strong.

Debt rated AA is judged by S&P to have a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. Debt rated A by S&P has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     Debt rated BBB by S&P is regarded by S&P as having an adequate capacity to pay interest and repay principal. Although such bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than debt in higher rated categories.

     Debt rated BB, B, CCC, CC and C is regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating. Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating. The rating CC typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     The rating CI is reserved for income bonds on which no interest is being paid. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     (b) COMMERCIAL PAPER. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

     The commercial paper rating A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.
For commercial paper with an A-2 rating, the capacity for timely payment on issues is satisfactory, but not as high as for issues designated A-1. Issues rated A-3 have adequate capacity for timely payment, but are more vulnerable to the adverse effects of changes in circumstances than obligations carrying higher designations.

     Issues rated B are regarded as having only speculative capacity for timely payment. The C rating is assigned to short-term debt obligations with a doubtful capacity for payment. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.



                           APPENDIX B

              SELECTED ECONOMIC AND MARKET DATA FOR
             ASIA PACIFIC AND CHINA REGION COUNTRIES

     The information set forth in this Appendix has been extracted from various government and private publications. Neither Ivy China Region Fund, Ivy Asia Pacific Fund nor the Trust's Board of Trustees make any representation as to the accuracy of such information, nor have the Funds or the Trust's Board of Trustees attempted to verify it.

     The China Region, one of the fastest growing areas of the world, is diverse, dynamic and evolving. In terms of population, this region is almost seven times the size of the United States.

     Countries in this region are at various stages of economic development. Hong Kong and Singapore are at a more advanced stage of economic growth while countries such as Indonesia and China are at the early stages of economic development. GDP per capita data presented below illustrates this point. The following table shows the GDP, population and per capita GDP of the China Region countries and, for comparison purposes, the United States.

                              1996

                    GDP ($US       POPULATION     PER CAPITA
                    BILLIONS)      (MILLIONS)     GDP ($US)
                    ---------      ---------      ---------
Hong Kong              161.1            6.2        25,984
Korea                  512.3           44.9        11,410
Singapore               91.2            3.0        30,400
Taiwan                 259.2           21.2        12,226
Thailand               161.7           60.2         2,686
Malaysia                94.8           19.7         4,812
Indonesia              230.4          193.8         1,189
Philippines             83.5           68.4         1,221
China                  700.7        1,294.4           541
China Region         2,294.9        1,711.8         1,341
USA                  7,576.1          263.0        28,806

Source: International Marketing Data and Statistics, 22nd Ed.
(Euromonitor 1998); World Economic Factbook, 1997-98.

     Total GDP for the China Region was about $2.3 billion in 1996, approximately one third of the GDP of the United States. Year over year growth in GDP for the China Region is significant, averaging 13.82% for the five-year period 1992-1996 compared with only 5.77% for the United States for the same period. The following tables show the annual change in GDP and inflation, as measured by the Consumer Price Indexes (CPI), in 1992-1996 and the average for the five-year period 1992-1996.

                CHANGE IN GROSS DOMESTIC PRODUCT

                                                       AVERAGE
               1992    1993    1994    1995    1996    1992-96
               -----   -----   -----   -----   ------  -------
Hong Kong     16.58%   15.17% 13.55%    9.33%  11.85% 13.30%
Korea         11.43%   11.13% 14.17%   15.18%  17.31% 13.84%
Singapore      7.12%   14.52% 14.04%    9.63%   6.63% 10.39%
Taiwan        10.95%   10.06%  3.14%    3.91%  13.03%  8.22%
Thailand      12.47%   11.89% 13.60%   15.21%  -1.20% 10.39%
Malaysia      14.07%   10.32% 13.68%   13.83%  13.09% 13.00%
Indonesia     14.26%   26.89% 14.99%    1.01%  38.08% 19.05%
Philippines    8.30%    9.13% 14.84%   12.48%  14.94% 11.94%
China         18.97%   30.64% 39.58%   28.29%   3.68% 24.23%
United States  5.19%    5.37%  6.23%    5.07%   7.01%  5.77%

Source: International Marketing Data and Statistics, 22nd Ed.
(Euromonitor 1998).

                CHANGE IN CONSUMER PRICE INDEXES

                                                        AVERAGE
               1992     1993   1994     1995    1996    1992-96
               ----     ----   ----     ----    ----    -------
Hong Kong      9.3%     8.6%   8.1%     8.7%    6.0%     8.1%
Korea          6.4%     5.2%   5.7%     4.7%    4.8%     5.4%
Singapore      2.3%     2.4%   3.0%     1.7%    1.6%     2.2%
Taiwan         4.5%     2.9%   4.5%     3.7%    3.1%     3.7%
Thailand       3.8%     3.6%   5.3%     5.0%    5.4%     4.6%
Malaysia       4.8%     3.7%   3.5%     6.0%    3.0%     4.2%
Indonesia      8.3%     9.3%   8.5%     9.3%    6.6%     8.4%
Philippines    8.4%     7.8%   9.4%     7.9%    8.8%     8.5%
China          5.8%    14.5%  24.6%    16.6%    8.3%    14.0%
United States  3.0%     3.0%   2.6%     2.8%    2.9%     2.86%

Sources: Emerging Stock Markets Factbook, 1997; OECD Economic
Outlook, December 1997, Vol. 62.; World Bank (David Cislikowski and John Kim).

     As the economics of the countries that comprise the China
Region have experienced different levels of growth, so too have their stock markets. The following tables show the capitalization of the stock markets and the changes in stock prices as measured by local stock indexes.

           STOCK MARKET CAPITALIZATION ($US MILLIONS)

                1992       1993      1994      1995      1996
                ----       ----      ----      ----      ----
China          18,255    40,567     43,521    42,055   113,755
Hong Kong     170,793   381,459    267,331   301,065   449,381
Korea         107,448   139,420    191,778   181,955   138,817
Singapore      61,180   147,810    177,670   203,230   150,215
Taiwan        101,124   195,198    247,325   187,206   273,608
Thailand       58,259   130,510    131,479   141,507    99,828
Malaysia       94,004   220,328    199,276   222,729   307,179
Indonesia      12,038    32,953     47,241    66,585    91,016
Philippines    13,794    40,327     55,519    58,859    80,649

Sources: Emerging Stock Markets Factbook, 1997; World Bank (Kyuee
Pahk).


               ANNUAL PERCENTAGE CHANGES IN LOCAL
                      STOCK MARKET INDEXES

               1992       1993        1994       1995      1996
               ----       ----        ----       ----      ----
China        -12.87%       6.84%    -22.30%    -14.30%    65.17%
Hong Kong    -28.3%     -115.7%      31.1%     -23.0%      *
Korea         11.05%      27.67%     18.61%    -14.06%   -26.24%
Singapore     -2.4%       59.2%     -15.1%       4.09%     *
Taiwan       -26.60%      79.76%     17.36%    -27.38%    34.02%
Thailand      25.59%      88.36%    -19.18%    - 5.83%   -35.07%
Malaysia      15.77%      98.04%    -23.85%      2.47%    24.40%
Indonesia     10.89%     114.61%    -20.23%      9.41%    24.05%
Philippines    9.06%     154.42%    -12.84%     -6.88%    22.22%

* Not available.

Source: Emerging Stock Markets Factbook, 1997.

     Equity valuations in the China Region, as measured by price/earnings ratios, also vary from country to country according to economic growth forecasts, corporate earnings growth forecasts, the outlook for inflation, exchange rates and overall investor sentiment.

                      PRICE/EARNINGS RATIOS

               1992      1993      1994      1995      1996
               ----      ----      ----      ----      ----
Hong Kong      13.1      21.6      10.7      11.4      16.7
Korea          21.4      25.1      34.5      19.8      11.7
Singapore      19.15     24.7      30.4      23.3      23.1
Taiwan         16.6      34.7      36.8      21.4      28.2
Thailand       13.9      27.5      21.2      21.7      13.1
Malaysia       21.8      43.5      29.0      25.1      27.1
Indonesia      12.2      28.9      20.2      19.8      21.6
Philippines    14.1      38.8      30.8      19.0      20.0


Sources: Emerging Stock Markets Factbook, 1997; World Stock
Exchange Factbook, 1997.

     The following table shows changes in the currency exchange rates of each China Region country relative to the U.S. dollar for the years ended December 31, 1992-1996.


         CURRENCY MOVEMENTS VERSUS US DOLLAR (% CHANGE)

                     YEAR ENDED DECEMBER 31,
    --------------------------------------------------------
                 1992       1993      1994      1995      1996
                 ----       ----      ----      ----      ----
Hong Kong        0.39%     0.06%      0.13%     0.13%    -0.1%
Korea           -3.77%    -2.44%      2.49%     1.64%    -8.25%
Singapore       -0.88%     2.24%      9.16%     3.18%    -0.7%
Taiwan           1.31%    -4.51%      0.27%    -3.66%    -0.77%
Thailand        -1.73%     0.04%      1.47%    -0.34%    -1.76%
Malaysia         4.03%    -2.90%      5.46%     0.57%     0.53%
Indonesia       -3.85%    -1.88%     -4.32%    -3.87%    -3.22%
Philippines      2.15%    -5.19%     10.66%    -6.98%    -0.27%
China (Official)-5.84%    -0.84%    -45.6%      1.53%    -0.5%

Sources: Emerging Stock Markets Factbook, 1997; World Bank (David
Cislikowski).


                      IVY MONEY MARKET FUND

                           a series of

                            IVY FUND
              Via Mizner Financial Plaza, Suite 300
                    700 South Federal Highway
                   Boca Raton, Florida  33432

               STATEMENT OF ADDITIONAL INFORMATION

                         April 30, 1998
__________________________________________________________

     Ivy Fund (the "Trust") is an open-end management investment company that currently consists of eighteen fully managed portfolios, each of which (except for Ivy South America Fund) is diversified. This Statement of Additional Information ("SAI") relates to Ivy Money Market Fund (the "Fund"). The other seventeen portfolios of the Trust are described in separate SAIs.

     This SAI is not a prospectus, and should be read in conjunction with the Prospectus for the Fund dated April 30, 1998
(the "Prospectus"), which may be obtained upon request and without charge from the Trust at the Distributor's address and telephone number printed below.


                       INVESTMENT MANAGER

                  Ivy Management, Inc. ("IMI")
              Via Mizner Financial Plaza, Suite 300
                    700 South Federal Highway
                   Boca Raton, Florida  33432
                   Telephone:  (800) 777-6472

                           DISTRIBUTOR

                Ivy Mackenzie Distributors, Inc.
              Via Mizner Financial Plaza, Suite 300
                    700 South Federal Highway
                   Boca Raton, Florida  33432
                   Telephone:  (800) 456-5111



                        TABLE OF CONTENTS

                                                             PAGE

INVESTMENT OBJECTIVE AND POLICIES. . . . . . . . . . . . . . .  1
     U.S. GOVERNMENT SECURITIES. . . . . . . . . . . . . . . .  1
     COMMERCIAL PAPER. . . . . . . . . . . . . . . . . . . . .  1
     BANKING INDUSTRY AND SAVINGS AND LOAN OBLIGATIONS . . . .  2

INVESTMENT RESTRICTIONS. . . . . . . . . . . . . . . . . . . .  2

ADDITIONAL RESTRICTIONS. . . . . . . . . . . . . . . . . . . .  4

ADDITIONAL RIGHTS AND PRIVILEGES . . . . . . . . . . . . . . .  5
     AUTOMATIC INVESTMENT METHOD . . . . . . . . . . . . . . .  5
     EXCHANGE OF SHARES. . . . . . . . . . . . . . . . . . . .  5
     RETIREMENT PLANS. . . . . . . . . . . . . . . . . . . . .  6
          INDIVIDUAL RETIREMENT ACCOUNTS . . . . . . . . . . .  6
          QUALIFIED PLANS. . . . . . . . . . . . . . . . . . .  8
          DEFERRED COMPENSATION FOR PUBLIC SCHOOLS AND
               CHARITABLE ORGANIZATIONS ("403(B)(7)
               ACCOUNT") . . . . . . . . . . . . . . . . . . .  8
          SIMPLIFIED EMPLOYEE PENSION ("SEP") IRAS . . . . . .  9
          SIMPLE PLANS . . . . . . . . . . . . . . . . . . . .  9
     SYSTEMATIC WITHDRAWAL PLAN. . . . . . . . . . . . . . . .  9
     GROUP SYSTEMATIC INVESTMENT PROGRAM . . . . . . . . . . .  9

BROKERAGE ALLOCATION . . . . . . . . . . . . . . . . . . . . . 10

TRUSTEES AND OFFICERS. . . . . . . . . . . . . . . . . . . . . 12
     PERSONAL INVESTMENTS BY EMPLOYEES OF IMI. . . . . . . . . 16

COMPENSATION TABLE . . . . . . . . . . . . . . . . . . . . . . 17

INVESTMENT ADVISORY AND OTHER SERVICES . . . . . . . . . . . . 19
     BUSINESS MANAGEMENT AND INVESTMENT ADVISORY SERVICES. . . 19
     DISTRIBUTION SERVICES . . . . . . . . . . . . . . . . . . 20
          RULE 18F-3 PLAN. . . . . . . . . . . . . . . . . . . 21
     CUSTODIAN . . . . . . . . . . . . . . . . . . . . . . . . 21
     FUND ACCOUNTING SERVICES. . . . . . . . . . . . . . . . . 21
     TRANSFER AND DIVIDEND PAYING AGENT. . . . . . . . . . . . 21
     ADMINISTRATOR . . . . . . . . . . . . . . . . . . . . . . 22
     AUDITORS. . . . . . . . . . . . . . . . . . . . . . . . . 22

CAPITALIZATION AND VOTING RIGHTS . . . . . . . . . . . . . . . 22

NET ASSET VALUE. . . . . . . . . . . . . . . . . . . . . . . . 23

REDEMPTIONS. . . . . . . . . . . . . . . . . . . . . . . . . . 24

TAXATION . . . . . . . . . . . . . . . . . . . . . . . . . . . 25
          GENERAL. . . . . . . . . . . . . . . . . . . . . . . 25
          DEBT SECURITIES ACQUIRED AT A DISCOUNT . . . . . . . 26
          DISTRIBUTIONS. . . . . . . . . . . . . . . . . . . . 26
          DISPOSITION OF SHARES. . . . . . . . . . . . . . . . 27
          BACKUP WITHHOLDING . . . . . . . . . . . . . . . . . 27
          OTHER INFORMATION. . . . . . . . . . . . . . . . . . 28

CALCULATION OF YIELD . . . . . . . . . . . . . . . . . . . . . 28
          STANDARDIZED YIELD QUOTATIONS. . . . . . . . . . . . 28
          OTHER QUOTATIONS, COMPARISONS AND GENERAL
               INFORMATION . . . . . . . . . . . . . . . . . . 28

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . 29

APPENDIX A
DESCRIPTION OF STANDARD & POOR'S CORPORATION ("S&P") AND
MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") CORPORATE BOND AND
COMMERCIAL PAPER RATINGS . . . . . . . . . . . . . . . . . . . 30




                INVESTMENT OBJECTIVE AND POLICIES

     The Trust is a diversified open-end management investment company organized as a Massachusetts business trust on December 21, 1983. The Fund's investment objective and general investment policies are described in the Prospectus. Additional information concerning the Fund's investments is set forth below.

U.S. GOVERNMENT SECURITIES

     U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes, and bonds) and (2) Federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates, which are mortgage-backed securities). When such securities are held to maturity, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest possible credit quality. U.S. Government securities that are not held to maturity are subject to variations in market value due to fluctuations in interest rates.

     Mortgage-backed securities are securities representing part ownership of a pool of mortgage loans. For example, GNMA certificates are such securities in which the timely payment of principal and interest is guaranteed by the full faith and credit of the U.S. Government. Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the loans typically will be substantially less because the mortgages will be subject to principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayments tends to increase, thereby shortening the actual average life of the security. Conversely, rising interest rates tend to decrease the rate of prepayment, thereby lengthening the actual average life of the security (and increasing the security's price volatility).

Accordingly, it is not possible to predict accurately the average life of a particular pool. Reinvestment of prepayment may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, mortgage-backed securities can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates and may involve significantly greater price and yield volatility than traditional debt securities.
Such securities may appreciate or decline in market value during periods of declining or rising interest rates, respectively.

     Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of nor guaranteed by the U.S. Treasury; however, they involve Federal sponsorship in one way or another. Some are backed by specific types of collateral, some are supported by the issuer's right to borrow from the Treasury, some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer, others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, Federal Home Loan Mortgage Association, and Student Loan Marketing Association.

COMMERCIAL PAPER

     Commercial paper represents short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations and finance companies. The Fund may invest in commercial paper that is rated Prime-1 by Moody's or A-1 by S&P or, if not rated by Moody's or S&P, is issued by companies having an outstanding debt issue rated Aaa or Aa by Moody's or AAA or AA by S&P.

BANKING INDUSTRY AND SAVINGS AND LOAN OBLIGATIONS

     The Fund may invest in bank obligations, which may include certificates of deposit, bankers' acceptances and other short-term debt obligations. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, that are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

     The Fund may invest in certificates of deposit of large domestic banks (i.e., banks that at the time of their most recent annual financial statements show total assets in excess of $1 billion), including foreign branches of such domestic banks, and of smaller banks as described below. The Fund will not invest in certificates of deposit of foreign banks. Investment in certificates of deposit issued by foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investment in certificates of deposit issued by domestic banks, including the possible imposition of withholding taxes on interest income, the possible adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such certificates of deposit, or other adverse political or economic developments. In addition, it might be more difficult to obtain and enforce a judgment against a foreign branch of a domestic bank. Although the Trust recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness. The Fund may invest in certificates of deposit issued by banks and savings and loan institutions that at the time of their most recent annual financial statements had total assets of less than $1 billion, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the U.S. Government, (ii) at no time will the Fund hold more than $100,000 principal amount of certificates of deposit of any one such bank, and (iii) at the time of acquisition, no more than 10% of the Fund's assets (taken at current value) are invested in certificates of deposit of such banks having total assets not in excess of $1 billion.

                     INVESTMENT RESTRICTIONS

     The Fund's investment objectives as set forth in the Prospectus under "Investment Objective and Policies," together with the investment restrictions set forth below, are fundamental policies of the Fund and may not be changed without the approval of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund's outstanding voting shares. Under these restrictions, the Fund may not:

     (i) borrow money, except for temporary purposes where investment transactions might advantageously require it. Any such loan may not be for a period in excess of 60 days, and the aggregate amount of all outstanding loans may not at any time exceed 10% of the value of the total assets of the Fund at the time any such loan is made;

     (ii)      purchase securities on margin;

     (iii)     sell securities short;

     (iv) lend any funds or other assets, except that this restriction shall not prohibit (a) the entry into repurchase agreements or (b) the purchase of publicly distributed bonds, debentures and other securities of a similar type, or privately placed municipal or corporate bonds, debentures and other securities of a type customarily purchased by institutional investors or publicly traded in the securities markets;

     (v) participate in an underwriting or selling group in connection with the public distribution of securities except for its own capital stock;

     (vi) invest more than 5% of the value of its total assets in the securities of any one issuer (except obligations of domestic banks or the U.S.
               Government, its agencies, authorities and instrumentalities);

     (vii) hold more than 10% of the voting securities of any one issuer (except obligations of domestic banks or the U.S. Government, its agencies, authorities and instrumentalities);

     (viii) purchase from or sell to any of its officers or trustees, or firms of which any of them are members or which they control, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions to the extent permitted by the 1940 Act;

     (ix) purchase or sell real estate or commodities and commodity contracts;

     (x) purchase the securities of any other open-end investment company, except as part of a plan of merger or consolidation;

     (xi) make an investment in securities of companies in any one industry (except obligations of domestic banks or the U.S. Government, its agencies, authorities, or instrumentalities) if such investment would cause investments in such industry to exceed 25% of the market value of the Fund's total assets at the time of such investment; or

     (xii) issue senior securities, except as appropriate to evidence indebtedness which it is permitted to incur, and except to the extent that shares of the separate classes or series of the Trust may be deemed to be senior securities.

     Under the 1940 Act, the Fund is permitted, subject to the above investment restrictions, to borrow money only from banks. The Trust has no current intention of borrowing amounts in excess of 5% of the Fund's assets. The Fund will continue to interpret fundamental investment restriction (ix) as prohibiting investment in real estate limited partnership interests; this restriction shall not, however, prohibit investment in readily marketable securities of companies that invest in real estate or interests therein, including real estate investment trusts.

                     ADDITIONAL RESTRICTIONS

     The Fund has adopted the following additional restrictions, which are not fundamental and which may be changed without shareholder approval to the extent permitted by applicable law, regulation or regulatory policy. Under these restrictions, the Fund may not:

     (i) invest in oil, gas or other mineral leases or exploration or development programs;

     (ii) invest more than 5% of the value of its total assets in the securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years;

     (iii) invest more than 5% of the value of its total assets in the securities of issuers which are not readily marketable;

     (iv) engage in the purchase and sale of puts, calls, straddles or spreads (except to the extent described in the Prospectus and in this SAI);

     (v) invest in companies for the purpose of exercising control of management;

     (vi) purchase any security which it is restricted from selling to the public without registration under the Securities Act of 1933; or

     (vii) invest more than 5% of its total assets in warrants, valued at the lower of cost or market, or more than 2% of its total assets in warrants, so valued, which are not listed on either the New
               York or American Stock Exchanges.

     Whenever an investment objective, policy or restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall, unless otherwise indicated, apply to the Fund only at the time a transaction is entered into. Accordingly, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in the percentage which results from circumstances not involving any affirmative action by the Fund (such as a change in market conditions or a change in the Fund's asset level or other circumstances beyond the Fund's control) will not be considered a violation.

                ADDITIONAL RIGHTS AND PRIVILEGES

     The Trust offers and (except as noted below) bears the cost of providing to investors the following rights and privileges. The Trust reserves the right to amend or terminate any one or more of these rights and privileges. Notice of amendments to or terminations of rights and privileges will be provided to shareholders in accordance with applicable law.

     Certain of the rights and privileges described below refer to funds, other than the Fund, whose shares are also distributed by Ivy Mackenzie Distributors, Inc. ("IMDI"), which funds are not described in this SAI. These funds are: Ivy Asia Pacific Fund, Ivy Bond Fund, Ivy Canada Fund, Ivy China Region Fund, Ivy US Emerging Growth Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy Growth Fund, Ivy Growth with Income Fund, Ivy International Fund, Ivy International Fund II, Ivy High Yield Fund, Ivy International Small Companies Fund, Ivy South America Fund, Ivy Developing Nations Fund and Ivy Pan-Europe Fund. (Effective April 18, 1997, Ivy International Fund suspended the offer of its shares to new investors.) Shareholders should obtain a current prospectus before exercising any right or privilege that may relate to these funds.

AUTOMATIC INVESTMENT METHOD

     The Automatic Investment Method, which enables a Fund shareholder to have specified amounts automatically drawn each month from his or her bank for investment in Fund shares, is available for Class A, Class B and Class C shareholders. The minimum initial and subsequent investment under this method is $50 per month (except in the case of a tax-qualified retirement plan for which the minimum initial and subsequent investment is $25 per month). A shareholder may terminate the Automatic Investment Method at any time upon delivery to Ivy Mackenzie Services Corp. ("IMSC") of telephone instructions or written notice. See "Automatic Investment Method" in the Prospectus. To begin the plan, complete Sections 6A and 7B of the Account Application.

EXCHANGE OF SHARES

     As described in the Fund's Prospectus, shareholders of the Fund have an exchange privilege with certain other Ivy funds (except Ivy International Fund unless they have an existing Ivy International Fund account). Before effecting an exchange, shareholders of the Fund should obtain and read the currently effective prospectus for the Ivy fund into which the exchange is to be made.

     The minimum amount which may be exchanged into an Ivy fund in which shares are not already held is $1,000. No exchange out of the Fund (other than by a complete exchange of all Fund shares) may be made if it would reduce the shareholder's interest in the Fund to less than $1,000.

     Each exchange of Fund shares will be made on the basis of the relative net asset value per share of each Ivy fund (into which the exchange is being made) next computed following receipt by IMSC of telephone instructions by IMSC or a properly executed request. An exchange from the Fund into any other funds into which exchanges are permitted may be subject to a sales charge, unless such sales charge has already been paid. Exchanges, whether written or telephonic, must be received by IMSC by the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") (normally 4:00 p.m., eastern time) to receive the price computed on the day of receipt. Exchange requests received after that time will receive the price next determined following receipt of the request. The exchange privilege may be modified or terminated at any time, upon at least 60 days' notice to the extent required by applicable law. See "Redemptions."

     An exchange of shares between any of the Ivy funds will result in a taxable gain or loss. Generally, this will be a capital gain or loss (long-term or short-term, depending on the holding period of the shares) in the amount of the difference between the net asset value of the shares surrendered and the shareholder's tax basis for those shares. However, in certain circumstances, shareholders will be ineligible to take sales charges into account in computing taxable gain or loss on an exchange. See "Taxation."

     With limited exceptions, gain realized by a tax-deferred retirement plan will not be taxable to the plan and will not be taxed to the participant until distribution. Each investor should consult his or her tax adviser regarding the tax consequences of an exchange transaction.

RETIREMENT PLANS

     Shares may be purchased in connection with several types of tax-deferred retirement plans. Shares of more than one fund distributed by IMDI may be purchased in a single application establishing a single plan account, and shares held in such an account may be exchanged among the funds of Ivy Funds in accordance with the terms of the applicable plan and the exchange privilege available to all shareholders. Initial and subsequent purchase payments in connection with tax-deferred retirement plans must be at least $25 per participant.

     The following fees will be charged to individual shareholder accounts as described in the retirement prototype plan document:

     Retirement Plan New Account Fee         no fee
     Retirement Plan Annual Maintenance Fee $10.00 per account

 For shareholders whose retirement accounts are diversified across several funds of Ivy Funds, the annual maintenance fee will be limited to not more than $20.

     The following discussion describes the tax treatment of certain tax-deferred retirement plans under current Federal income tax law. State income tax consequences may vary. An individual considering the establishment of a retirement plan should consult with an attorney and/or an accountant with respect to the terms and tax aspects of the plan.

     INDIVIDUAL RETIREMENT ACCOUNTS. Shares of the Trust may be used as a funding medium for an Individual Retirement Account ("IRA"). Eligible individuals may establish an IRA by adopting a model custodial account available from IMSC, who may impose a charge for establishing the account. Individuals should consult their tax advisers before investing IRA assets in an Ivy fund (if that fund primarily distributes exempt-interest dividends).

     An individual who has not reached age 70-1/2 and who receives compensation or earned income is eligible to contribute to an IRA, whether or not he or she is an active participant in a retirement plan. An individual who receives a distribution from another IRA, a qualified retirement plan, a qualified annuity plan or a tax-sheltered annuity or custodial account ("403(b) plan") that qualifies for "rollover" treatment is also eligible to establish an IRA by rolling over the distribution either directly or within 60 days after its receipt. Tax advice should be obtained in connection with planning a rollover contribution to an IRA.

     In general, an eligible individual may contribute up to the lesser of $2,000 or 100% of his or her compensation or earned income to an IRA each year. If a husband and wife are both employed, and both are under age 70-1/2, each may set up his or her own IRA within these limits. If both earn at least $2,000 per year, the maximum potential contribution is $4,000 per year for both. For years after 1996, the result is similar even if one spouse has no earned income; if the joint earned income of the spouses is at least $4,000, a contribution of up to $2,000 may be made to each spouse's IRA. Rollover contributions are not subject to these limits.

     An individual may deduct his or her annual contributions to an IRA in computing his or her Federal income tax within the limits described above, provided he or she (or his or her spouse, if they file a joint Federal income tax return) is not an active participant in a qualified retirement plan (such as a qualified corporate, sole proprietorship, or partnership pension, profit sharing, 401(k) or stock bonus plan), qualified annuity plan, 403(b) plan, simplified employee pension, or governmental plan. If he or she (or his or her spouse) is an active participant, whether the individual's contribution to an IRA is fully deductible, partially deductible or not deductible depends on
(i) adjusted gross income and (ii) whether it is the individual or the individual's spouse who is an active participant, in the case of married individuals filing jointly. Contributions may be made up to the maximum permissible amount even if they are not deductible. Rollover contributions are not includible in income for Federal income tax purposes and, therefore, are not deductible from it.

     Generally, earnings on an IRA are not subject to current Federal income tax until distributed. Distributions attributable to tax-deductible contributions and to IRA earnings are taxed as ordinary income. Distributions of non-deductible contributions are not subject to Federal income tax. In general, distributions from an IRA to an individual before he or she reaches age 59-1/2 are subject to a nondeductible penalty tax equal to 10% of the taxable amount of the distribution. The 10% penalty tax does not apply to amounts withdrawn from an IRA after the individual reaches age 59-1/2, becomes disabled or dies, or if withdrawn in the form of substantially equal payments over the life or life expectancy of the individual and his or her designated beneficiary, if any, or rolled over into another IRA, amounts withdrawn and used to pay for deductible medical expenses amounts withdrawn by certain unemployed individuals not in excess of amounts paid for certain health insurance premiums amounts used to pay certain qualified higher education expenses, and amounts used within 120 days of the date the distribution is received to
pay for certain first-time homebuyer expenses.   Distributions
must begin to be withdrawn not later than April 1 of the calendar year following the calendar year in which the individual reaches age 70-1/2. Failure to take certain minimum required distributions will result in the imposition of a 50% non-deductible penalty tax.

     ROTH IRAS: Shares of the Trust also may be used as a funding medium for a Roth Individual Retirement Account ("Roth IRA"). A Roth IRA is similar in numerous ways to the regular (traditional) IRA, described above. Some of the primary differences are as follows.

     A single individual earning below $95,000 can contribute up to $2,000 per year to a Roth IRA. The maximum contribution amount diminishes and gradually falls to zero for single filers with adjusted gross incomes ranging from $95,000 to $110,000. Married couples earning less than $150,000 combined, and filing jointly, can contribute a full $4,000 per year ($2,000 per IRA). The maximum contribution amount for married couples filing jointly phases out from $150,000 to $160,000. An individual whose adjusted gross income exceeds the maximum phase-out amount cannot contribute to a Roth IRA.

     An eligible individual can contribute money to a traditional IRA and a Roth IRA as long as the total contribution to all IRAs does not exceed $2,000. Contributions to a Roth IRA are not deductible. Contributions to a Roth IRA may be made even after the individual for whom the account is maintained has attained age 70 1/2.

     No distributions are required to be taken prior to the death of the original account holder. If a Roth IRA has been established for a minimum of five years, distributions can be taken tax-free after reaching age 59 1/2, for a first-time home purchase ($10,000 maximum, one time use), or upon death or disability. All other distributions from a Roth IRA are taxable and subject to a 10% tax penalty unless an exception applies. Exceptions to the 10% penalty include: disability, excess medical expenses, the purchase of health insurance for an unemployed individual and education expenses.

     An individual with an income of less than $100,000 (who is not married filing separately) can roll his or her existing IRA into a Roth IRA. However, the individual must pay taxes on the taxable amount in his or her traditional IRA. Individuals who complete the rollover in 1998 will be allowed to spread the tax payments over a four-year period. After 1998, all taxes on such a rollover will have to be paid in the tax year in which the rollover is made.

     QUALIFIED PLANS. For those self-employed individuals who wish to purchase shares of one or more of the funds of Ivy Fund through a qualified retirement plan, a Custodial Agreement and a Retirement Plan are available from IMSC. The Retirement Plan may be adopted as a profit sharing plan or a money purchase pension plan. A profit sharing plan permits an annual contribution to be made in an amount determined each year by the self-employed individual within certain limits prescribed by law. A money purchase pension plan requires annual contributions at the level specified in the Custodial Agreement. There is no set-up fee for qualified plans and the annual maintenance fee is $20.00 per account.

     In general, if a self-employed individual has any common law employees, employees who have met certain minimum age and service requirements must be covered by the Retirement Plan. A self-employed individual generally must contribute the same percentage of income for common law employees as for himself or herself.

     A self-employed individual may contribute up to the lesser of $30,000 or 25% of compensation or earned income to a money purchase pension plan or to a combination profit sharing and money purchase pension plan arrangement each year on behalf of each participant. To be deductible, total contributions to a profit sharing plan generally may not exceed 15% of the total compensation or earned income of all participants in the plan, and total contributions to a combination money purchase-profit sharing arrangement generally may not exceed 25% of the total compensation or earned income of all participants. The amount of compensation or earned income of any one participant that may be included in computing the deduction is limited (generally to $150,000 for benefits accruing in plan years beginning after 1993, with annual inflation adjustments). A self-employed individual's contributions to a retirement plan on his or her own behalf must be deducted in computing his or her earned income.

     Corporate employers may also adopt the Custodial Agreement and Retirement Plan for the benefit of their eligible employees.
Similar contribution and deduction rules apply to corporate employers.

     Distributions from the Retirement Plan generally are made after a participant's separation from service. A 10% penalty tax generally applies to distributions to an individual before he or she reaches age 59 1/2, unless the individual (1) has reached age 55 and separated from service; (2) dies; (3) becomes disabled;
(4) uses the withdrawal to pay tax-deductible medical expenses;
(5) takes the withdrawal as part of a series of substantially equal payments over his or her life expectancy or the joint life expectancy of himself or herself and a designated beneficiary; or
(6) rolls over the distribution.

     The Transfer Agent will arrange for Investors Bank & Trust to furnish custodial services to the employer and any participating employees.

     DEFERRED COMPENSATION FOR PUBLIC SCHOOLS AND CHARITABLE ORGANIZATIONS ("403(B)(7) ACCOUNT"). Section 403(b)(7) of the Internal Revenue Code of 1986, as amended (the "Code"), permits public school systems and certain charitable organizations to use mutual fund shares held in a custodial account to fund deferred compensation arrangements with their employees. A custodial account agreement is available for those employers whose employees wish to purchase shares of the Trust in conjunction with such an arrangement. The special application for a 403(b)(7) Account is available from IMSC.

     Distributions from the 403(b)(7) Account may be made only following death, disability, separation from service, attainment of age 59-1/2, or incurring a financial hardship. A 10% penalty tax generally applies to distributions to an individual before he or she reaches age 59-1/2, unless the individual (1) has reached age 55 and separated from service; (2) dies or becomes disabled;
(3) uses the withdrawal to pay tax-deductible medical expenses;
(4) takes the withdrawal as part of a series of substantially equal payments over his or her life expectancy or the joint life expectancy of himself or herself and a designated beneficiary; or
(5) rolls over the distribution. There is no set-up fee for 403(b)(7) Accounts and the annual maintenance fee is $20.00 per account.

     SIMPLIFIED EMPLOYEE PENSION ("SEP") IRAS: An employer may deduct contributions to a SEP up to the lesser of $30,000 or 15% of compensation. SEP accounts generally are subject to all rules applicable to IRA accounts, except the deduction limits, and are subject to certain employee participation requirements. No new salary reduction SEPs ("SARSEPs") may be established after 1996, but existing SARSEPs may continue to be maintained, and non-salary reduction SEPs may continue to be established as well as maintained after 1996.

     SIMPLE PLANS: An employer may establish a SIMPLE IRA or a SIMPLE 401(k) for years after 1996. An employee can make pre-tax salary reduction contributions to a SIMPLE Plan, up to $6,000 a year. Subject to certain limits, the employer will either match a portion of employee contributions, or will make a contribution equal to 2% of each employee's compensation without regard to the amount the employee contributes. An employer cannot maintain a SIMPLE Plan for its employees if any contributions or benefits are credited to those employees under any other qualified retirement plan maintained by the employer.

SYSTEMATIC WITHDRAWAL PLAN

     A shareholder may establish a Systematic Withdrawal Plan (a "Withdrawal Plan") by telephone instructions to IMSC or by delivery to IMSC of a written election to have his or her shares withdrawn periodically, accompanied by a surrender to IMSC of all share certificates then outstanding in such shareholder's name of, properly endorsed by the shareholder. To be eligible to elect a Withdrawal Plan, a shareholder must have at least $5,000 in his or her account. A Withdrawal Plan may not be established if the investor is currently participating in the Automatic Investment Method. A Withdrawal Plan may involve the depletion of a shareholder's principal, depending on the amount withdrawn.

     A redemption under a Withdrawal Plan is a taxable event.
Shareholders contemplating participating in a Withdrawal Plan should consult their tax advisers.

     Additional investments made by investors participating in the Withdrawal Plan must equal at least $1,000 each while the Withdrawal Plan is in effect.

     An investor may terminate his or her participation in the Withdrawal Plan at any time, by delivering written notice to IMSC. If all shares held by the investor are liquidated at any time, participation in the Withdrawal Plan will terminate automatically. The Trust or IMSC may terminate the Withdrawal Plan option at any time after reasonable notice to shareholders.

GROUP SYSTEMATIC INVESTMENT PROGRAM

     Shares may be purchased in connection with investment programs established by employee or other groups using systematic payroll deductions or other systematic payment arrangements. The Trust does not itself organize, offer or administer any such programs. However, it may, depending upon the size of the program, waive the minimum initial and additional investment requirements for purchases by individuals in conjunction with programs organized and offered by others. Unless shares of the Fund are purchased in conjunction with IRAs (see "How to Buy Shares" in the Prospectus), such group systematic investment programs are not entitled to special tax benefits under the Code.

The Trust reserves the right to refuse purchases at any time or suspend the offering of shares in connection with group systematic investment programs, and to restrict the offering of shareholder privileges, such as check writing, simplified redemptions and and other optional privileges, as described in the Prospectus, to shareholders using group systematic investment programs.

     With respect to each shareholder account established on or after September 15, 1972 under a group systematic investment program, the Trust and IMI each currently charge a maintenance fee of $3.00 (or portion thereof) for each twelve-month period (or portion thereof) that the account is maintained. The Trust may collect such fee (and any fees due to IMI) through a deduction from distributions to the shareholders involved or by causing on the date the fee is assessed a redemption in each such shareholder account sufficient to pay such fee. The Trust reserves the right to change these fees from time to time without advance notice.

                      BROKERAGE ALLOCATION

     Subject to the overall supervision of the President and the Board, IMI places orders for the purchase and sale of the Fund's portfolio securities. All portfolio transactions are effected at the best price and execution obtainable. Purchases and sales of debt securities are usually principal transactions and therefore, brokerage commissions are usually not required to be paid by the Fund for such purchases and sales (although the price paid generally includes undisclosed compensation to the dealer). The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers normally reflect the spread between the bid and asked prices. In connection with OTC transactions, IMI attempts to deal directly with the principal market makers, except in those circumstances where IMI believes that a better price and execution are available elsewhere.

     IMI selects broker-dealers to execute transactions and evaluates the reasonableness of commissions on the basis of quality, quantity, and the nature of the firms' professional services. Commissions to be charged and the rendering of investment services, including statistical, research, and counseling services by brokerage firms, are factors to be considered in the placing of brokerage business. The types of research services provided by brokers may include general economic and industry data, and information on securities of specific companies. Research services furnished by brokers through whom the Trust effects securities transactions may be used by IMI in servicing all of its accounts. In addition, not all of these services may be used by IMI in connection with the services it provides to a particular Fund or the Trust. IMI may consider sales of shares of Ivy funds as a factor in the selection of broker-dealers and may select broker-dealers who provide it with research services. IMI will not, however, execute brokerage transactions other than at the best price and execution.

     The Fund may, under some circumstances, accept securities in lieu of cash as payment for Fund shares. The Fund will accept securities only to increase its holdings in a portfolio security or to take a new portfolio position in a security that IMI deems to be a desirable investment for the Fund. While no minimum has been established, it is expected that the Fund will not accept securities having an aggregate value of less than $1 million.
The Trust may reject in whole or in part any or all offers to pay for Fund shares with securities and may discontinue accepting securities as payment for Fund shares at any time without notice.

The Trust will value accepted securities in the manner and at the same time provided for valuing portfolio securities of the Fund, and Fund shares will be sold for net asset value determined at the same time the accepted securities are valued. The Trust will only accept securities delivered in proper form and will not accept securities subject to legal restrictions on transfer. The acceptance of securities by the Trust must comply with the applicable laws of certain states.

     During the fiscal years ended December 31, 1995, 1996 and 1997, the Fund paid no brokerage commissions.


                      TRUSTEES AND OFFICERS

     The Trustees and Executive Officers of the Trust, their business addresses and principal occupations during the past five years are:

                         POSITION
                         WITH THE    BUSINESS AFFILIATIONS
NAME, ADDRESS, AGE       TRUST       AND PRINCIPAL OCCUPATIONS

   John S. Anderegg, Jr. Trustee     Chairman, Dynamics Research
60 Concord Street                    Corp. (instruments and
Wilmington, MA  01887                controls); Director, Burr-
Age: 74                              Brown Corp. (operational
                                     amplifiers); Director,
                                     Metritage Incorporated
                                     (level measuring
                                     instruments); Trustee of
                                     Mackenzie Series Trust
                                     (1992-1998).

Paul H. Broyhill         Trustee     Chairman, BMC Fund, Inc.
800 Hickory Blvd.                    (1983-present); Chairman,
Golfview Park-Box 500                Broyhill Family Foundation,
Lenoir, NC 28645                     Inc. (1983-Present);
Age:  74                             Chairman and President,
                                     Broyhill Investments, Inc.
                                     (1983-present); Chairman,
                                     Broyhill Timber Resources
                                     (1983-present); Management
                                     of a personal portfolio of
                                     fixed-income and equity
                                     investments (1983-present);
                                     Trustee of Mackenzie Series
                                     Trust (1988-1998); Director
                                     of The Mackenzie Funds Inc.
                                     (1988-1995).

Stanley Channick         Trustee     President and Chief
11 Bala Avenue                       Executive Officer, The
Bala Cynwyd, PA 19004                Whitestone Corporation
Age:  75                             (insurance agency);
                                     Chairman, Scott Management
                                     Company (administrative
                                     services for insurance
                                     companies); President, The
                                     Channick Group (consultants
                                     to insurance companies and
                                     national trade
                                     associations); Trustee of
                                     Mackenzie Series Trust
                                     (1994-1998);Director of The
                                     Mackenzie Funds Inc. (1994-
                                     1995).

Frank W. DeFriece, Jr.   Trustee     Director, Manager and Vice
The Landmark Centre                  President, Director and
113 Landmark Lane,                   Fund Manager, Massengill-
Suite B                              DeFriece Foundation
Bristol, TN  37620-2285              (charitable organization)
Age: 77                              (1950-present); Trustee and
                                     Vice Chairman, East
                                     Tennessee Public
                                     Communications Corp. (WSJK-
                                     TV) (1984-present); Trustee
                                     of Mackenzie Series Trust
                                     (1985-1998);Director of The
                                     Mackenzie Funds Inc. (1987-
                                     1995).

Roy J. Glauber           Trustee     Mallinckrodt Professor of
Lyman Laboratory                     Physics, Harvard
of Physics                           University (1974-present);
Harvard University                   Trustee of Mackenzie Series
Cambridge, MA 02138                  Trust (1994-1997).
Age: 72

Michael G. Landry        Trustee     President, Chief Executive
700 South Federal Hwy.   and         Officer and Director of
Suite 300                Chairman    Mackenzie Investment
Boca Raton, FL  33432                Management Inc. (1987-
Age: 51                              present); President,
[*Deemed to be an                    Director and Chairman of
"interested person"                  Ivy Management Inc. (1992-
of the Trust, as                     present); Chairman and
defined under the                    Director of Ivy Mackenzie
1940 Act.]                           Services Corp.(1993-
                                     present); Chairman and
                                     Director of Ivy   Mackenzie
                                     Distributors, Inc. (1994-
                                     present); Director and
                                     President of Ivy Mackenzie
                                     Distributors, Inc. (1993-
                                     1994);  Director and
                                     President of The Mackenzie
                                     Funds Inc. (1987-1995);
                                     Trustee of Mackenzie Series
                                     Trust (1987-1998);
                                     President of Mackenzie
                                     Series Trust (1987-1996);
                                     Chairman of Mackenzie
                                     Series Trust (1996-1998).

Joseph G. Rosenthal      Trustee     Chartered Accountant
110 Jardin Drive                     (1958-present); Trustee of
Unit #12                             Mackenzie Series Trust
Concord, Ontario Canada              (1985-1998); Director of
L4K 2T7                              The Mackenzie Funds Inc.
Age: 63                              (1987-1995).

Richard N. Silverman     Trustee     Director, Newton-Wellesley
18 Bonnybrook Road                   Hospital; Director, Beth
Waban, MA  02168                     Israel Hospital; Director,
Age: 74                              Boston Ballet; Director,
                                     Boston Children's Museum;
                                     Director, Brimmer and May
                                     School.

J. Brendan Swan          Trustee     President, Airspray
4701 North Federal Hwy.              International, Inc.;
Suite 465                            Joint Managing Director,
Pompano Beach, FL  33064             Airspray International
Age: 67                              B.V. (an environmentally
                                     sensitive packaging
                                     company); Director of
                                     Polyglass LTD.; Director,
                                     The Mackenzie Funds Inc.
                                     (1992-1995); Trustee of
                                     Mackenzie Series Trust
                                     (1992-1998).

Keith J. Carlson         Trustee     Senior Vice President of
700 South Federal Hwy.   and         Mackenzie Investment
Suite 300                President   Management, Inc. (1996
Boca Raton, FL 33432                 -present); Senior Vice
Age: 41                              President and Director of
[*Deemed to be an                    Mackenzie Investment
"interested person"                  Management, Inc. (1994
of the Trust, as                     -1996); Senior Vice
defined under the                    President and Treasurer of
1940 Act.]                           Mackenzie Investment
                                     Management, Inc. (1989-
                                     1994); Senior Vice
                                     President and Director of
                                     Ivy Management Inc. (1994-
                                     present); Senior Vice
                                     President, Treasurer and
                                     Director of Ivy Management
                                     Inc. (1992-1994); Vice
                                     President of The Mackenzie
                                     Funds Inc. (1987-1995);
                                     Senior Vice President and
                                     Director, Ivy Mackenzie
                                     Services Corp. (1996-
                                     present); President and
                                     Director of Ivy Mackenzie
                                     Services Corp. (1993-1996);
                                     Trustee and President of
                                     Mackenzie Series Trust
                                     (1996-1998); Vice President
                                     of Mackenzie Series Trust
                                     (1994-1998); Treasurer of
                                     Mackenzie Series Trust
                                     (1985-1994); President,
                                     Chief Executive Officer and
                                     Director of Ivy Mackenzie
                                     Distributors, Inc. (1994-
                                     present); Executive Vice
                                     President and Director of
                                     Ivy Mackenzie Distributors,
                                     Inc. (1993-1994); Trustee
                                     of Mackenzie Series Trust
                                     (1996-1998).

C. William Ferris        Secretary/  Senior Vice President,
700 South Federal Hwy.   Treasurer   Chief Financial Officer
Suite 300                            and Secretary/Treasurer
Boca Raton, FL  33432                of Mackenzie Investment
Age: 53                              Management Inc. (1995-
                                     present); Senior Vice
                                     President, Finance and
                                     Administration/Compliance
                                     Officer of Mackenzie
                                     Investment Management Inc.
                                     (1989-1994); Senior Vice
                                     President, Secretary/
                                     Treasurer and Clerk of Ivy
                                     Management Inc. (1994-
                                     present); Vice President,
                                     Finance/Administration and
                                     Compliance Officer of Ivy
                                     Management Inc. (1992-
                                     1994); Senior Vice
                                     President, Secretary/
                                     Treasurer and Director of
                                     Ivy Mackenzie Distributors,
                                     Inc. (1994-present);
                                     Secretary/Treasurer and
                                     Director of Ivy Mackenzie
                                     Distributors, Inc. (1993-
                                     1994); President and
                                     Director of Ivy Mackenzie
                                     Services Corp. (1996-
                                     present); Secretary/
                                     Treasurer and Director of
                                     Ivy Mackenzie Services
                                     Corp. (1993-1996);
                                     Secretary/Treasurer of The
                                     Mackenzie Funds Inc. (1993-
                                     1995); Secretary/Treasurer
                                     of Mackenzie Series Trust
                                     (1994-1998).

James W. Broadfoot       Vice        Executive Vice President,
700 South Federal Hwy.   President   Ivy Management Inc. (1996-
Suite 300                            present); Senior Vice
Boca Raton, FL  33432                President, Ivy Management,
Age: 56                              Inc. (1992-1996); Director
                                     and Senior Vice President,
                                     Mackenzie Investment
                                     Management Inc. (1995-
                                     present); Senior Vice
                                     President, Mackenzie
                                     Investment Management Inc.
                                     (1990-1995).

     PERSONAL INVESTMENTS BY EMPLOYEES OF IMI

     Employees of IMI are permitted to make personal securities transactions, subject to the requirements and restrictions set forth in IMI's Code of Ethics. The Code of Ethics is designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as the Fund. Among other things, the Code of Ethics, which generally complies with standards recommended by the Investment Company Institute's Advisory Group on Personal Investing, prohibits certain types of transactions absent prior approval, applies to portfolio managers, traders, research analysts and others involved in the investment advisory process, and imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and monthly reporting of securities transactions. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.



                       COMPENSATION TABLE
                            IVY FUND
              (FISCAL YEAR ENDED DECEMBER 31, 1997)

                                                       TOTAL
                            PENSION OR                 COMPENSA-
                            RETIREMENT                 TION FROM
                            BENEFITS    ESTIMATED      TRUST AND
                 AGGREGATE  ACCRUED AS  ANNUAL         FUND COM-
                 COMPENSA-  PART OF     BENEFITS       PLEX PAID
NAME,            TION       FUND        UPON           TO
POSITION         FROM TRUST EXPENSES    RETIREMENT
TRUSTEES[*]

John S.          $13,722    N/A         N/A            $15,000
 Anderegg, Jr.
(Trustee)

Paul H.          $13,722    N/A         N/A            $15,000
 Broyhill
(Trustee)

Keith J.         $0         N/A         N/A            $0
 Carlson
(Trustee and
 President)

Stanley          $13,722    N/A         N/A            $15,000
  Channick
(Trustee)

Frank W.         $13,722    N/A         N/A            $15,000
 DeFriece, Jr.
(Trustee)

Roy J.           $13,722    N/A         N/A            $15,000
 Glauber
(Trustee)

Michael G.       $0         N/A         N/A            $0
 Landry
(Trustee and
 Chairman of
 the Board)

Joseph G.        $13,722    N/A         N/A            $15,000
 Rosenthal
(Trustee)

Richard N.       $13,722    N/A         N/A            $15,000
 Silverman
(Trustee)

J. Brendan       $13,722    N/A         N/A            $15,000
 Swan
 (Trustee)

C. William       $0         N/A         N/A            $0
 Ferris
 (Secretary/Treasurer)

[*] During the year ended December 31, 1997, the fund complex consisted of the Trust, which had 17 funds at year end, and Mackenzie Series Trust, an open-end, management investment company comprised of 4 funds that were reorganized into series of unaffiliated investment companies on September 5, 1997.

     As of April 27, 1998, the Officers and Trustees of the Trust as a group owned beneficially or of record less than 1% of the outstanding Class A, Class B, and Class C shares of the Fund and of the other seventeen Ivy funds that are series of the Trust but that are not described in this SAI, except that the Officers and Trustees of the Trust as a group owned 2.838% and 2.348%, respectively, of Ivy Asia Pacific Fund Class A shares and Ivy Global Natural Resources Fund Class A shares as of that date.


             INVESTMENT ADVISORY AND OTHER SERVICES

BUSINESS MANAGEMENT AND INVESTMENT ADVISORY SERVICES

     Ivy Management, Inc. provides business management and investment advisory services to the Fund pursuant to a Business Management and Investment Advisory Agreement with the Trust (the "Agreement"), which was approved by the shareholders of the Fund on December 30, 1991. Prior to approval by shareholders, the Agreement was approved on October 28, 1991 by the Board, including a majority of the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the Trust nor have any direct or indirect financial interest in the operation of the distribution plan (see "Distribution Services") or in any related agreement (the "Independent Trustees"). IMI also acts as manager and investment adviser to the following investment companies registered under the 1940 Act: Ivy Asia Pacific Fund, Ivy Bond Fund, Ivy Canada Fund, Ivy China Region Fund, Ivy US Emerging Growth Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy Growth Fund, Ivy Growth with Income Fund, Ivy International Fund, Ivy International Fund II, Ivy International Small Companies Fund, Ivy High Yield Fund, Ivy South America Fund, Ivy Developing Nations Fund and Ivy Pan-Europe Fund. IMI is a wholly owned subsidiary of MIMI. MIMI, a Delaware corporation, has approximately 10% of its outstanding common stock listed for trading on the Toronto Stock Exchange ("TSE"). MIMI is a subsidiary of Mackenzie Financial Corporation ("MFC"), 150 Bloor Street West, Toronto, Ontario, Canada, a public corporation organized under the laws of Ontario and registered in Ontario as a mutual fund dealer whose shares are listed for trading on the TSE. MFC provides investment advisory services to certain of the Ivy funds.

     The Agreement obligates IMI to make investments for the account of the Fund in accordance with its best judgment and within the investment objectives and restrictions set forth in the Fund's current Prospectus, the 1940 Act and the provisions of the Code relating to regulated investment companies, subject to policy decisions adopted by the Board. IMI also determines the securities to be purchased or sold by the Fund and places orders with brokers or dealers who deal in such securities.

     Under the Agreement, IMI also provides certain business management services. IMI is obligated to (1) coordinate with the Fund's Custodian and monitor the services it provides to the Fund; (2) coordinate with and monitor any other third parties furnishing services to the Fund; (3) provide the Fund with the necessary office space, telephones and other communications facilities as are adequate for the Fund's needs; (4) provide the services of individuals competent to perform administrative and clerical functions which are not performed by employees or other agents engaged by the Fund or by IMI acting in some other capacity pursuant to a separate agreement or arrangement with the Fund; (5) maintain or supervise the maintenance by third parties of such books and records of the Trust as may be required by applicable Federal or state law; (6) authorize and permit IMI's directors, officers and employees who may be elected or appointed as trustees or officers of the Trust to serve in such capacities; and (7) take such other action with respect to the Trust, after approval by the Trust, as may be required by applicable law, including without limitation the rules and regulations of the Securities and Exchange Commission (the "SEC") and of state securities commissions and other regulatory agencies.

     For business management and investment advisory services, the Fund pays IMI a monthly fee based on the Fund's average daily net assets during the preceding month at an annual rate of 0.40%.

For the fiscal years ended December 31, 1997, 1996 and 1995, the Fund paid IMI $83,294, $80,302 and $110,748, respectively (of which IMI reimbursed $83,294, $199,546 and $148,768, respectively, pursuant to the voluntary expense limitation described below).

     Under the Agreement, the Trust pays the following expenses:
(1) the fees and expenses of the Trust's Independent Trustees;
(2) the salaries and expenses of any of the Trust's officers or employees who are not affiliated with IMI; (3) interest expenses;
(4) taxes and governmental fees, including any original issue taxes or transfer taxes applicable to the sale or delivery of shares or certificates therefor; (5) brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities; (6) the expenses of registering and qualifying shares for sale with the SEC and with various state securities commissions; (7) accounting and legal costs; (8) insurance premiums; (9) fees and expenses of the Trust's Custodian and Transfer Agent and any related services; (10) expenses of obtaining quotations of portfolio securities and of pricing shares; (11) expenses of maintaining the Trust's legal existence and of shareholders' meetings; (12) expenses of preparation and distribution to existing shareholders of periodic reports, proxy materials and prospectuses; and (13) fees and expenses of membership in industry organizations.

     IMI currently limits the Fund's total operating expenses (excluding interest, taxes, brokerage commissions, litigation, indemnification expenses, and extraordinary expenses) to an annual rate of 0.85% of the Fund's average net assets, which may lower the Fund's expenses and increase its yield. The Fund's expense limitation may be terminated or revised at any time, at which time its expenses may increase and its yield may be reduced.

     On September 13, 1997, the Board, including a majority of the Independent Trustees, last approved the continuance of the Agreement. The Agreement will continue in effect with respect to the Fund from year to year, or for more than the initial period, as the case may be, only so long as the continuance is specifically approved at least annually (i) by the vote of a majority of the Independent Trustees and (ii) either (a) by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or (b) by the vote of a majority of the entire Board. If the question of continuance of the Agreement (or adoption of any new agreement) is presented to shareholders, continuance (or adoption) shall be effected only if approved by the affirmative vote of a majority of the outstanding voting securities of the Fund. See "Capitalization and Voting Rights."

     The Agreement may be terminated with respect to the Fund at any time, without payment of any penalty, by the vote of a majority of the Board, or by a vote of a majority of the outstanding voting securities of the Fund, on 60 days' written notice to IMI, or by IMI on 60 days' written notice to the Trust.

The Agreement shall terminate automatically in the event of its assignment.

DISTRIBUTION SERVICES

     IMDI, a wholly owned subsidiary of MIMI, serves as the exclusive distributor of Ivy Fund's shares pursuant to an Amended and Restated Distribution Agreement with the Trust dated October 23, 1991, as amended from time to time (the "Distribution Agreement"). The Distribution Agreement was last approved by the Board on September 13, 1997. IMDI distributes Fund shares through broker-dealers who are members of the National Association of Securities Dealers, Inc. and who have executed dealer agreements with IMDI. IMDI distributes shares of the Fund on a continuous basis, but reserves the right to suspend or discontinue distribution on that basis. IMDI is not obligated to sell any specific amount of Fund shares.Pursuant to the Distribution Agreement, the Fund bears, among other expenses, the expenses of registering and qualifying its shares for sale under federal and state securities laws and preparing and distributing to existing shareholders periodic reports, proxy materials and Prospectuses. Shares of the Fund are sold at the Fund's net asset value per share without a sales load.

     The Distribution Agreement will continue in effect for successive one-year periods, provided that such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees, cast in person at a meeting called for that purpose and by the vote of either a majority of the entire Board or a majority of the outstanding voting securities of the Fund. The Distribution Agreement may be terminated with respect to the Fund at any time, without payment of any penalty, by IMDI on 60 days' written notice to the Fund or by the Fund by the vote of either a majority of the outstanding voting securities of the Fund or a majority of the Independent Trustees on 60 days' written notice to IMDI. The Distribution Agreement shall terminate automatically in the event of its assignment.

     If the Distribution Agreement is terminated (or not renewed) with respect to one or more funds of the Trust, it may continue in effect with respect to any fund as to which it has not been terminated (or has been renewed).

     RULE 18F-3 PLAN. On February 23, 1995, the SEC adopted Rule 18f-3 under the 1940 Act, which permits a registered open-end investment company to issue multiple classes of shares in accordance with a written plan approved by the investment company's board of directors/trustees and filed with the SEC. At a meeting held on December 1-2, 1995, the Board of the Trust adopted a multi-class plan on behalf of the Fund and authorized the redesignation of the Fund's shares into Class A and Class B, respectively. On February 29, 1996, the Trustees resolved by written consent to establish a new class of shares, designated as "Class C," for all Ivy Fund portfolios. The purpose of the Class B redesignation (and the Class C designation) of shares for the Fund is primarily to enable the transfer agent for the Ivy funds to track the contingent deferred sales charge period that applies to Class B and Class C shares of Ivy funds (other than the Fund) that are being exchanged for shares of the Fund. In all other relevant respects, the Fund's Class A, Class B and Class C shares are identical (i.e., having the same arrangement for shareholder services and the distribution of securities).

CUSTODIAN

     Pursuant to a Custodian Agreement with the Trust, Brown Brothers Harriman & Co. (the "Custodian"), a private bank and member of the principal securities exchanges, located at 40 Water Street, Boston, Massachusetts 02109, maintains custody of the assets of the Fund. Rules adopted under the 1940 Act permit the Trust to maintain its foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Pursuant to those rules, the Custodian has entered into subcustodial agreements for the holding of the Fund's foreign securities. The Custodian may receive, as partial payment for its services to the Fund, a portion of the Trust's brokerage business, subject to its ability to provide best price and execution.

FUND ACCOUNTING SERVICES

     Pursuant to a Fund Accounting Services Agreement that became effective March 1, 1992, MIMI provides certain accounting and pricing services for the Fund, including bookkeeping and computation of daily net asset value. As compensation for those services, the Fund pays MIMI a monthly fee of 0.10% of the Fund's average net assets, plus out-of-pocket expenses as incurred. For the fiscal years ended December 31, 1995, 1996 and 1997, the Fund paid MIMI $30,957, $27,774 and $10,624, respectively, for such services.

TRANSFER AND DIVIDEND PAYING AGENT

     IMSC, a wholly owned subsidiary of MIMI, acts as the Fund's transfer agent pursuant to a Transfer Agency and Shareholder Services Agreement. For transfer agency and shareholder services, the Fund pays IMSC an annual fee of $22.00 per open account and $4.58 for each account that is closed. The Fund also reimburses IMSC monthly for out-of-pocket expenses. For the fiscal year ended December 31, 1997, such fees and expenses for the Fund totalled $86,746. Certain broker-dealers that maintain shareholder accounts with the Fund through an omnibus account provide transfer agent and other shareholder-related services that would otherwise be provided by IMSC if the individual accounts that comprise the omnibus account were opened by their beneficial owners directly. IMSC pays such broker-dealers a per account fee for each open account within the omnibus account, or a fixed rate (e.g., .10%) fee, based on the average daily net asset value of the omnibus account (or a combination thereof).

ADMINISTRATOR

     MIMI provides certain administrative services to the Fund pursuant to an Administrative Services Agreement, in exchange for a monthly fee at the annual rate of .10% of the Fund's average daily net assets. For the fiscal years ended December 31, 1997, 1995 and 1995, the Fund paid MIMI $20,823, $20,075 and $27,687, respectively, for such services.

AUDITORS

     Coopers & Lybrand L.L.P., independent certified public accountants,has been selected as auditors for the Trust. The audit services performed by Coopers & Lybrand L.L.P. include audits of the annual financial statements of each of the funds of the Trust. Other services provided principally relate to filings with the SEC and the preparation of the funds' tax returns.

     Year 2000 Risks. The services provided to the Fund by IMI, MIMI and the Fund's other service providers are dependent on those service providers' computer systems. Many computer software and hardware systems in use today cannot distinguish between the year 2000 and the year 1900 because of the way dates are encoded and calculated (the "Year 2000 Problem"). The failure to make this distinction could have a negative implication on handling securities trades, pricing and account services. IMI, MIMI and the Fund's other service providers are taking steps that each believes are reasonably designed to address the Year 2000 Problem with respect to the computer systems that they use. The Fund believes these steps will be sufficient to avoid any material adverse impact on the Fund. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund.

                CAPITALIZATION AND VOTING RIGHTS

     When issued, shares of each class of the Fund are fully paid, non-assessable, redeemable and fully transferable. No class of shares of the Fund has preemptive rights or subscription rights.

     The Amended and Restated Declaration of Trust permits the Trustees to create separate series or portfolios and to divide any series or portfolio into one or more classes. The Trustees have authorized eighteen series, each of which represents a fund.

The Trustees have further authorized the issuance of Class A, Class B, and Class C shares for the Fund and Ivy International Fund and Class A, Class B, Class C and Advisor Class shares for Ivy Asia Pacific Fund, Ivy Bond Fund, Ivy Canada Fund, Ivy China Region Fund, Ivy US Emerging Growth Fund (formerly Ivy Emerging Growth Fund until January 15, 1998), Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy Growth Fund, Ivy Growth with Income Fund, Ivy International Fund II, Ivy High Yield Fund (formerly Ivy International Bond Fund until January 28, 1998), Ivy South America Fund (formerly Ivy Latin America Strategy Fund until January 15, 1998), Ivy Developing Nations Fund (formerly Ivy New Century Fund until January 15, 1998) and Ivy Pan-Europe Fund, as well as Class I shares for Ivy Bond Fund, Ivy Global Science & Technology Fund, Ivy International Fund II, Ivy International Fund, Ivy High Yield Fund and Ivy International Small Companies Fund.

     Shareholders have the right to vote for the election of Trustees of the Trust and on any and all matters on which they may be entitled to vote by law or by the provisions of the Trust's By-Laws. The Trust is not required to hold a regular annual meeting of shareholders, and it does not intend to do so. Shares of each class of the Fund entitle their holders to one vote per share (with proportionate voting for fractional shares).

Shareholders of the Fund are entitled to vote alone on matters that only affect the Fund. All classes of shares of the Fund will vote together, except when a class vote is required by the 1940 Act. On matters relating to all funds of the Trust, but affecting the funds differently, separate votes by the shareholders of each fund are required. Approval of an investment advisory agreement and a change in fundamental policies would be regarded as matters requiring separate voting by the shareholders of each fund of the Trust. If the Trustees determine that a matter does not affect the interests of a fund, then the shareholders of that fund will not be entitled to vote on that matter. Matters that affect the Trust in general, such as ratification of the selection of independent public accountants, will be voted upon collectively by the shareholders of all funds of the Trust.

     As used in this SAI and the Fund's Prospectus, the phrase "majority vote of the outstanding shares" of the Fund means the vote of the lesser of: (1) 67% of the shares of the Fund (or of the Trust) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or
(2) more than 50% of the outstanding shares of the Fund (or of the Trust). With respect to the submission to shareholder vote of a matter requiring separate voting by the Fund, the matter shall have been effectively acted upon with respect to the Fund if a majority of the outstanding voting securities of the Fund votes for the approval of the matter, notwithstanding that:
(1) the matter has not been approved by a majority of the outstanding voting securities of any other fund of the Trust; or
(2) the matter has not been approved by a majority of the outstanding voting securities of the Trust.

     The Amended and Restated Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. Shareholders will be assisted in communicating with other shareholders in connection with the removal of a Trustee as if Section 26(c) of the Act were applicable.

     Under Massachusetts law, the Trust's shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Amended and Restated Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or its Trustees. The Amended and Restated Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder of the Fund held personally liable for the obligations of the Fund. The risk of a shareholder of the Trust incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and, thus, should be considered remote. No series of the Trust is liable for the obligations of any other series of the Trust.

     The Trust's shares do not have cumulative voting rights and accordingly the holders of more than 50% of the outstanding shares could elect the entire Board, in which case the holders of the remaining shares would not be able to elect any Trustees.

     To the knowledge of the Trust, as of April 17, 1998, no shareholder owned beneficially or of record 5% or more of the Fund's outstanding Class A, Class B or Class C shares, except that of the outstanding Class A shares of the Fund, Trust Co. Of America, P.O. Box 6503, Englewood, CO 80155-6503 owned of record 3,751,224.750 shares (18.53%); and except that of the outstanding Class C shares of the Fund, Pacific Century Trust, P.O. Box 3170, Honolulu, HI 96802-3170, owned of record 76,617.180 shares (32.23%), Smith Barney Inc., 388 Greenwich Street, New York, NY 10013, owned of record 35,734.800 shares (15.03%), Hawaiian Trust Co., P.O. Box 3170, Honolulu, HI 96802-3170, owned of record 29,044.420 shares (12.21%), Mcdonald & CO., 2210 Brockman Blvd., Ann Arbor MI 48104, owned of record 21,137.460 shares (8.89%), and Dain Rauscher Inc., P.O. Box 025323, Maimi, FL 33102, owned of record 19,309.770 shares (8.12%).

                         NET ASSET VALUE

     The share price, or value, for the separate classes of shares of the Fund is called the net asset value per share. The Fund's net asset value per share is computed by dividing the value of the assets of the Fund, less its liabilities, by the total number of shares of the Fund outstanding. For purposes of determining the aggregate net assets of the Fund, receivables are valued at their realizable amounts. Pursuant to SEC rules, the Fund's portfolio securities are valued using the amortized cost method of valuation in an effort to maintain a constant net asset value of $1.00 per share, which the Trustees has determined to be in the best interest of the Fund and its shareholders. The amortized cost method involves valuing a security at cost on the date of acquisition and thereafter assuming a constant rate of accretion of discount or amortization of premium. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During such periods, the yield to an investor in the Fund may differ somewhat from that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities.

     Portfolio securities are valued and net asset value per share of the Fund is determined as of the close of regular trading on the Exchange (normally 4:00 p.m., eastern time) every Monday through Friday (exclusive of national business holidays). The Trust's offices will be closed, and net asset value will not be calculated, on the following national business holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. On those days when either or both of the Fund's Custodian or the Exchange close early as a result of such day being a partial holiday or otherwise, the Trust reserves the right to advance the time on that day by which purchase and redemption requests must be received.

     The sale of shares of the Fund will be suspended during any period when the determination of its net asset value is suspended pursuant to rules or orders of the SEC and may be suspended by the Board whenever in its judgment it is in the best interest of the Fund to do so.

                           REDEMPTIONS

     Shares of the Fund are redeemed at their net asset value next determined after a proper redemption request has been received by IMSC. The Fund does not assess a contingent deferred sales charge. However, if shares of another Ivy fund that are subject to a contingent deferred sales charge are exchanged for shares of the Fund, the contingent deferred sales charge will carry over to the investment in the Fund and may be assessed upon redemption.

     Unless a shareholder requests that the proceeds of any redemption be wired to his or her bank account, payment for shares tendered for redemption is made by check within seven days after tender in proper form, except that the Trust reserves the right to suspend the right of redemption or to postpone the date of payment upon redemption beyond seven days, (i) for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which trading on the Exchange is restricted, (ii) for any period during which an emergency exists as determined by the SEC as a result of which disposal of securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or (iii) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

     Under unusual circumstances, when the Board deems it in the best interest of the Fund's shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part, in securities of the Fund taken at current values. If any such redemption in kind is to be made, the Fund may make an election pursuant to Rule 18f-1 under the 1940 Act. This will require the Fund to redeem with cash at a shareholder's election in any case where the redemption involves less than $250,000 (or 1% of the Fund's net asset value at the beginning of each 90-day period during which such redemptions are in effect, if that amount is less than $250,000). Should payment be made in securities, the redeeming shareholder may incur brokerage costs in converting such securities to cash.

     The Trust may redeem those accounts of shareholders who have maintained an investment of less than $1,000 in the Fund for a period of more than 12 months. All accounts below that minimum will be redeemed simultaneously when MIMI deems it advisable. The $1,000 balance will be determined by actual dollar amounts invested by the shareholder, unaffected by market fluctuations. The Trust will notify any such shareholder by certified mail of its intention to redeem such account, and the shareholder shall have 60 days from the date of such letter to invest such additional sums as shall raise the value of such account above that minimum. Should the shareholder fail to forward such sum within 60 days of the date of the Trust's letter of notification, the Trust will redeem the shares held in such account and transmit the redemption in value thereof to the shareholder. However, those shareholders who are investing pursuant to the Automatic Investment Method will not be redeemed automatically unless they have ceased making payments pursuant to the plan for a period of at least six consecutive months, and these shareholders will be given six months' notice by the Trust before such redemption. Shareholders in a qualified retirement, pension or profit sharing plan who wish to avoid tax consequences must "rollover" any sum so redeemed into another qualified plan within 60 days. The Trustees of the Trust may change the minimum account size.

     If a shareholder has given authorization for telephonic redemption privilege, shares can be redeemed and proceeds sent by Federal wire to a single previously designated bank account. Delivery of the proceeds of a wire redemption request of $250,000 or more may be delayed by the Fund for up to seven days if deemed appropriate under then-current market conditions. The Trust reserves the right to change this minimum or to terminate the telephonic redemption privilege without prior notice. The Trust cannot be responsible for the efficiency of the Federal wire system of the shareholder's dealer of record or bank. The shareholder is responsible for any charges by the shareholder's bank.

     The Fund employs reasonable procedures that require personal identification prior to acting on redemption or exchange instructions communicated by telephone to confirm that such instructions are genuine. In the absence of such instructions, the Fund may be liable for any losses due to unauthorized or fraudulent telephone instructions.

                            TAXATION

     The following is a general discussion of certain tax rules thought to be applicable with respect to the Fund. It is merely a summary and is not an exhaustive discussion of all possible situations or of all potentially applicable taxes. Accordingly, shareholders and prospective shareholders should consult a competent tax adviser about the tax consequences to them of investing in the Fund.

     GENERAL. The Fund intends to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies).

     As a regulated investment company, the Fund generally will not be subject to U.S. Federal income tax on its income and gains that it distributes to shareholders, if at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and the excess of any short-term capital gains over long-term capital losses) for the taxable year is distributed. The Fund intends to distribute all such income.

     Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirements. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December of the year with a record date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year the distributions are declared, rather than the calendar year in which the distributions are received.

     DEBT SECURITIES ACQUIRED AT A DISCOUNT. Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures.

     Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. In addition, the deduction of any interest expenses attributable to debt securities having market discount may be deferred. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

     Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

     The Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includible in income, even though cash representing such income may not have been received by the Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by the Fund.

     DISTRIBUTIONS. Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by the Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received from U.S. corporations by the Fund, may qualify for the dividends received deduction. However, the revised alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated by the Fund as capital gain dividends, are taxable to individual shareholders at a maximum 20% to 28% capital gains rate (depending on the Fund's holding period for the assets giving rise to the gain), whether paid in cash or in shares, and regardless of how long the shareholder has held the Fund's shares; such distributions are not eligible for the dividends received deduction. Shareholders receiving distributions in the form of newly issued shares will have a cost basis in each share received equal to the net asset value of a share of the Fund on the distribution date. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder's basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Shareholders will be notified annually as to the U.S. Federal tax status of distributions and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

     If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by the Fund, such distribution generally will be taxable even though it represents a return of invested capital. Shareholders should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which generally will be taxable to them.

     DISPOSITION OF SHARES. Upon a redemption, sale or exchange of his or her shares, a shareholder generally will realize a taxable gain or loss depending upon his or her basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and, if so, may be eligible for reduced federal tax rates, depending upon the shareholder's holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received or treated as having been received by the shareholder with respect to such shares.

     In some cases, shareholders will not be permitted to take all or a portion of their sales loads into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales load in acquiring the shares of the Fund, (2) the shares are disposed of before the 91st day after the date on which they were acquired, and (3) the shareholder subsequently acquires shares in the Fund or another regulated investment company and the otherwise applicable sales charge is reduced under a "reinvestment right" received upon the initial purchase of Fund shares. The term "reinvestment right" means any right to acquire shares of one or more regulated investment companies without the payment of a sales load or with the payment of a reduced sales charge. Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right. This provision may be applied to successive acquisitions of Fund shares.

     BACKUP WITHHOLDING. The Fund will be required to report to the Internal Revenue Service (the "IRS") all taxable distributions, as well as gross proceeds from the redemption of the Fund's shares, except in the case of certain exempt shareholders. All such distributions and proceeds will be subject to withholding of Federal income tax at a rate of 31% ("backup withholding") in the case of non-exempt shareholders if
(1) the shareholder fails to furnish the Fund with and to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. If the withholding provisions are applicable, any such distributions or proceeds, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld.

     OTHER INFORMATION. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. [In many states, Fund distributions which are derived from interest in certain U.S. Government obligations are exemt from taxation.] Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. This discussion does not purport to deal with all of the tax consequences applicable to the Fund or its shareholders. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

                      CALCULATION OF YIELD

     The Fund's yield quotations as they may appear in the Prospectus, this SAI, advertising or sales literature are calculated by standard methods prescribed by the SEC.

     STANDARDIZED YIELD QUOTATIONS. The Fund's current yield quotation is computed by determining the net change, exclusive of capital changes (i.e., realized gains and losses from the sale of securities and unrealized appreciation and depreciation) and income other than investment income, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the base period, subtracting a hypothetical charge reflecting expense deductions from the hypothetical account, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. This base period return is then multiplied by 365/7 with the resulting yield figure carried to the nearest 100th of 1%. The determination of net change in account value reflects the value of additional shares purchased with dividends from the original share, dividends declared on both the original share and any such additional shares, and all fees, other than non-recurring account or sales charges, that are charged to all shareholder accounts in the Fund in proportion to the length of the base period. For any account fees that vary with the size of the account in the Fund, the account fee used for purposes of the yield computation is assumed to be the fee that would be charged to the mean account size of the Fund. The distribution rate will differ from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, short-term capital gains and net equalization credits.

     The Fund's current yield for the seven-day period ended December 31, 1997 was 4.98%. IMI currently reimburses the Fund to limit ordinary operating expenses to 0.85% of average net assets. Without reimbursement, the Fund's current yield for this period would have been 3.81%.

     OTHER QUOTATIONS, COMPARISONS AND GENERAL INFORMATION. The foregoing computation methods are prescribed for advertising and other communications subject to SEC Rule 482. Communications not subject to this rule may contain a number of different measures of performance, computation methods and assumptions, including but not limited to: historical total returns; results of actual or hypothetical investments; changes in dividends, distributions or share values; or any graphic illustration of such data. These data may cover any period of the Trust's existence and may or may not include the impact of sales charges, taxes or other factors.

     Performance quotations for the Fund will vary from time to time depending on market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. The voluntary expense reimbursement by IMI with respect to the Fund has the effect of increasing yields of the Fund. These factors and possible differences in the methods used in calculating yields should be considered when comparing performance information regarding the Fund to information published for other investment companies and other investment vehicles. Yields should also be considered relative to changes in the value of the Fund's shares and the risk associated with the Fund's investment objective and policies. At any time in the future, yields may be higher or lower than past yields and there can be no assurance that any historical yield quotation will continue in the future.

     The Fund may also cite endorsements or use for comparison its performance rankings and listings reported in such newspapers or business or consumer publications as, among others: AAII Journal, Barron's, Boston Business Journal, Boston Globe, Boston Herald, Business Week, Consumer's Digest, Consumer Guide Publications, Changing Times, Financial Planning, Financial World, Forbes, Fortune, Growth Fund Guide, Houston Post, Institutional Investor, International Fund Monitor, Investor's Daily, Los Angeles Times, Medical Economics, Miami Herald, Money Mutual Fund Forecaster, Mutual Fund Letter, Mutual Fund Source Book, Mutual Fund Values, National Underwriter, Nelson's Directory of Investment Managers, New York Times, Newsweek, No Load Fund Investor, No Load Fund* X, Oakland Tribune, Pension World, Pensions and Investment Age, Personal Investor, Rugg and Steele, Time, U.S. News and World Report, USA Today, The Wall Street Journal, and Washington Post.

                      FINANCIAL STATEMENTS

     The Fund's Portfolio of Investments as of December 31, 1997, the Statement of Assets and Liabilities as of December 31, 1997, the Statement of Operations for the fiscal year ended December 31, 1997, the Statement of Changes in Net Assets for the fiscal years ended December 31, 1996 and 1997,the Financial Highlights, Notes to Financial Statements, and Report of Independent Accountants are included in the Fund's December 31, 1997 Annual Report to Shareholders, which is incorporated by reference into this SAI.


                           APPENDIX A

    DESCRIPTION OF STANDARD & POOR'S CORPORATION ("S&P") AND
 MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") CORPORATE BOND AND
                    COMMERCIAL PAPER RATINGS


[From "Moody's Bond Record," November 1994 Issue  (Moody's
Investors Service, New York, 1994), and "Standard & Poor's
Municipal Ratings Handbook," October 1997 Issue (McGraw Hill, New
York, 1997).]

MOODY'S:

     (a) CORPORATE BONDS. Bonds rated Aaa by Moody's are judged by Moody's to be of the best quality, carrying the smallest degree of investment risk. Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa are judged by Moody's to be of high quality by all standards. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuations of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds which are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds rated Baa by Moody's are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   (b) COMMERCIAL PAPER. The Prime rating is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following:
(1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity;
(5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and
(8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Issuers within this Prime category may be given ratings 1, 2 or 3, depending on the relative strengths of these factors. The designation of Prime-1 indicates the highest quality repayment capacity of the rated issue. Issuers rated Prime-2 are deemed to have a strong ability for repayment while issuers voted Prime-3 are deemed to have an acceptable ability for repayment. Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P:

     (a) CORPORATE BONDS. An S&P corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. The ratings described below may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Debt rated AAA has the highest rating assigned by S&P.
Capacity to pay interest and repay principal is extremely strong.

Debt rated AA is judged by S&P to have a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. Debt rated A by S&P has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     Debt rated BBB by S&P is regarded by S&P as having an adequate capacity to pay interest and repay principal. Although such bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than debt in higher rated categories.


     (b) COMMERCIAL PAPER. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

     The commercial paper rating A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.
For commercial paper with an A-2 rating, the capacity for timely payment on issues is satisfactory, but not as high as for issues designated A-1. Issues rated A-3 have adequate capacity for timely payment, but are more vulnerable to the adverse effects of changes in circumstances than obligations carrying higher designations.








PART C.   OTHER INFORMATION

Item 24:  Financial Statements and Exhibits

     (a)  Financial Statements:

          Included in Part A:  Financial Highlights

          Incorporated by reference in Part B:

               December 31, 1997 Annual Report to Shareholders of Ivy Asia Pacific Fund:
               -    Portfolio of Investments at December 31, 1997
               - Statement of Assets and Liabilities as of December 31, 1997
               -    Statement of Operations for the Year ended
                    December 31, 1997
               - Statement of Changes in Net Assets for the Year ended December 31, 1997
               -    Financial Highlights
               -    Notes to Financial Statements
               -    Report of Independent Accountants

               December 31, 1997 Annual Report to Shareholders of
               Ivy Bond Fund:
               -    Portfolio of Investments at December 31, 1997
               - Statement of Assets and Liabilities as of December 31, 1997
               -    Statement of Operations for the Year ended
                    December 31, 1997
               - Statement of Changes in Net Assets for the Year ended December 31, 1997 and 1996
               -    Financial Highlights
               -    Notes to Financial Statements
               -    Report of Independent Accountants

               December 31, 1997 Annual Report to Shareholders of
               Ivy Canada Fund:
               -    Portfolio of Investments at December 31, 1997
               - Statement of Assets and Liabilities as of December 31, 1997
               -    Statement of Operations for the Year ended
                    December 31, 1997
               - Statement of Changes in Net Assets for the Year ended December 31, 1997 and 1996
               -    Financial Highlights
               -    Notes to Financial Statements
               -    Report of Independent Accountants

               December 31, 1997 Annual Report to Shareholders of Ivy China Region Fund:
               -    Portfolio of Investments at December 31, 1997
               - Statement of Assets and Liabilities as of December 31, 1997
               -    Statement of Operations for the Year ended
                    December 31, 1997
               - Statement of Changes in Net Assets for the Year ended December 31, 1997 and 1996
               -    Financial Highlights
               -    Notes to Financial Statements
               -    Report of Independent Accountants

               December 31, 1997 Annual Report to Shareholders of Ivy Developing Nations Fund (formerly Ivy New Century Fund):
               -    Portfolio of Investments at December 31, 1997
               - Statement of Assets and Liabilities as of December 31, 1997
               -    Statement of Operations for the Year ended
                    December 31, 1997
               - Statement of Changes in Net Assets for the Year ended December 31, 1997 and 1996
               -    Financial Highlights
               -    Notes to Financial Statements
               -    Report of Independent Accountants

               December 31, 1997 Annual Report to Shareholders of
               Ivy Global Fund:
               -    Portfolio of Investments at December 31, 1997
               - Statement of Assets and Liabilities as of December 31, 1997
               -    Statement of Operations for the Year ended
                    December 31, 1997
               - Statement of Changes in Net Assets for the Year ended December 31, 1997 and 1996
               -    Financial Highlights
               -    Notes to Financial Statements
               -    Report of Independent Accountants

               December 31, 1997 Annual Report to Shareholders of Ivy Global Natural Resources Fund:
               -    Portfolio of Investments at December 31, 1997
               - Statement of Assets and Liabilities as of December 31, 1997
               -    Statement of Operations for the Year ended
                    December 31, 1997
               - Statement of Changes in Net Assets for the Year ended December 31, 1997
               -    Financial Highlights
               -    Notes to Financial Statements
               -    Report of Independent Accountants

               December 31, 1997 Annual Report to Shareholders of Ivy Global Science & Technology Fund:
               -    Portfolio of Investments at December 31, 1997
               - Statement of Assets and Liabilities as of December 31, 1997
               -    Statement of Operations for the Year Ended
                    December 31, 1997
               - Statement of Changes in Net Assets for the Year Ended December 31, 1997 and the period from July 22, 1996 (commencement of operations) to December 31, 1996
               -    Financial Highlights
               -    Notes to Financial Statements
               -    Report of Independent Accountants

               December 31, 1997 Annual Report to Shareholders of
               Ivy Growth Fund:
               -    Portfolio of Investments at December 31, 1997
               - Statement of Assets and Liabilities as of December 31, 1997
               -    Statement of Operations for the Year ended
                    December 31, 1997
               - Statement of Changes in Net Assets for the Year ended December 31, 1997 and 1996
               -    Financial Highlights
               -    Notes to Financial Statements
               -    Report of Independent Accountants

               December 31, 1997 Annual Report to Shareholders of Ivy Growth with Income Fund:
               -    Portfolio of Investments at December 31, 1997
               - Statement of Assets and Liabilities as of December 31, 1997
               -    Statement of Operations for the Year ended
                    December 31, 1997
               - Statement of Changes in Net Assets for the Year ended December 31, 1997 and 1996
               -    Financial Highlights
               -    Notes to Financial Statements
               -    Report of Independent Accountants

               December 31, 1997 Annual Report to Shareholders of Ivy International Fund:
               -    Portfolio of Investments at December 31, 1997
               - Statement of Assets and Liabilities as of December 31, 1997
               -    Statement of Operations for the Year ended
                    December 31, 1997
               - Statement of Changes in Net Assets for the Year ended December 31, 1997 and 1996
               -    Financial Highlights
               -    Notes to Financial Statements
               -    Report of Independent Accountants

               December 31, 1997 Annual Report to Shareholders of Ivy International Fund II:
               -    Portfolio of Investments at December 31, 1997
               - Statement of Assets and Liabilities as of December 31, 1997
               - Statement of Operations for the Period May 13, 1997 (commencement of operations) to December 31, 1997
               - Statement of Changes in Net Assets for the Period May 13, 1997 to December 31, 1997
               -    Financial Highlights
               -    Notes to Financial Statements
               -    Report of Independent Accountants

               December 31, 1997 Annual Report to Shareholders of Ivy International Small Companies Fund:
               -    Portfolio of Investments at December 31, 1997
               - Statement of Assets and Liabilities as of December 31, 1997
               -    Statement of Operations for the Year ended
                    December 31, 1997
               - Statement of Changes in Net Assets for the Year ended December 31, 1997 and 1996
               -    Financial Highlights
               -    Notes to Financial Statements
               -    Report of Independent Accountants

               December 31, 1997 Annual Report to Shareholders of Ivy Money Market Fund:
               -    Portfolio of Investments at December 31, 1997
               - Statement of Assets and Liabilities as of December 31, 1997
               -    Statement of Operations for the Year ended
                    December 31, 1997
               - Statement of Changes in Net Assets for the Year ended December 31, 1997 and 1996
               -    Financial Highlights
               -    Notes to Financial Statements
               -    Report of Independent Accountants

               December 31, 1997 Annual Report to Shareholders of Ivy Pan-Europe Fund:
               -    Portfolio of Investments at December 31, 1997
               - Statement of Assets and Liabilities as of December 31, 1997
               - Statement of Operations for the Period May 13, 1997 (commencement of operations) to December 31, 1997
               - Statement of Changes in Net Assets for the Period May 13, 1997 (commencement of operations) to December 31, 1997
               -    Financial Highlights
               -    Notes to Financial Statements
               -    Report of Independent Accountants

               December 31, 1997 Annual Report to Shareholders of Ivy South America Fund (formerly Ivy Latin America Strategy Fund):
               -    Portfolio of Investments at December 31, 1997
               - Statement of Assets and Liabilities as of December 31, 1997
               -    Statement of Operations for the Year ended
                    December 31, 1997
               - Statement of Changes in Net Assets for the Year ended December 31, 1997 and 1996
               -    Financial Highlights
               -    Notes to Financial Statements
               -    Report of Independent Accountants

               December 31, 1997 Annual Report to Shareholders of Ivy US Emerging Growth Fund (formerly Ivy Emerging Growth Fund):
               -    Portfolio of Investments at December 31, 1997
               - Statement of Assets and Liabilities as of December 31, 1997
               -    Statement of Operations for the Year ended
                    December 31, 1997
               - Statement of Changes in Net Assets for the Year ended December 31, 1997 and 1996
               -    Financial Highlights
               -    Notes to Financial Statements
               -    Report of Independent Accountants

     (b)  Exhibits:

          1. (a) Amended and Restated Declaration of Trust dated December 10, 1992, filed with Post-Effective Amendment No. 71 to Registration Statement No. 2-17613 and incorporated by reference herein.

               (b) Amendment to Amended and Restated Declaration of Trust, filed with Post-Effective Amendment
                    No. 73 to Registration Statement No. 2-17613 and incorporated by reference herein.

               (c) Amendment to Amended and Restated Declaration of Trust, filed with Post-Effective Amendment
                    No. 74 to Registration Statement No. 2-17613 and incorporated by reference herein.

               (d)  Establishment and Designation of Additional
                    Series (Ivy Emerging Growth Fund), filed with
                    Post-Effective Amendment No. 73 to
                    Registration Statement No. 2-17613 and
                    incorporated by reference herein.

               (e) Redesignation of Shares (Ivy Growth with Income Fund--Class A) and Establishment and Designation of Additional Class (Ivy Growth with Income Fund--Class C), filed with Post-Effective Amendment No. 73 to Registration Statement No. 2-17613 and incorporated by reference herein.

               (f) Redesignation of Shares (Ivy Emerging Growth Fund--Class A, Ivy Growth Fund--Class A and Ivy International Fund--Class A), filed with Post-Effective Amendment No. 74 to Registration Statement No. 2-17613 and incorporated by reference herein.

               (g)  Establishment and Designation of Additional
                    Series (Ivy China Region Fund), filed with
                    Post-Effective Amendment No. 74 to
                    Registration Statement No. 2-17613 and
                    incorporated by reference herein.

               (h) Establishment and Designation of Additional Class (Ivy China Region Fund--Class B, Ivy Emerging Growth Fund--Class B, Ivy Growth Fund--Class B, Ivy Growth with Income Fund-- Class B and Ivy International Fund--Class B), filed with Post-Effective Amendment No. 74 for Registration Statement No. 2-17613 and incorporated by reference herein.

               (i)  Establishment and Designation of Additional
                    Class (Ivy International Fund--Class I), filed with Post-Effective Amendment No. 74 to
                    Registration Statement No. 2-17613 and
                    incorporated by reference herein.

               (j) Establishment and Designation of Series and Classes (Ivy Latin American Strategy Fund-- Class A and Class B, Ivy New Century Fund-- Class A and Class B), filed with Post-Effective Amendment No. 75 to Registration Statement No. 2-17613 and incorporated by reference herein.

               (k) Establishment and Designation of Series and Classes (Ivy International Bond Fund--Class A and Class B), filed with Post-Effective Amendment No. 76 to Registration Statement No. 2-17613 and incorporated by reference herein.

               (l) Establishment and Designation of Series and Classes (Ivy Bond Fund, Ivy Canada Fund, Ivy Global Fund, Ivy Short-Term US Government Securities Fund (now known as Ivy Short-Term Bond Fund) -- Class A and Class B), filed with Post-Effective Amendment No. 77 to Registration Statement No. 2-17613 and incorporated by reference herein.

               (m)  Redesignation of Ivy Short-Term U.S.
                    Government Securities Fund as Ivy Short-Term
                    Bond Fund, filed with Post-Effective
                    Amendment No. 81 to Registration Statement
                    No. 2-17613 and incorporated by reference herein.

               (n) Redesignation of Shares (Ivy Money Market Fund--Class A and Ivy Money Market Fund-- Class B), filed with Post-Effective Amendment No. 84 to Registration Statement No. 2-17613 and incorporated by reference herein.

               (o) Form of Establishment and Designation of Additional Class (Ivy Bond Fund--Class C; Ivy Canada Fund--Class C; Ivy China Region Fund-- Class C; Ivy Emerging Growth Fund--Class C; Ivy Global Fund--Class C; Ivy Growth Fund-- Class C; Ivy Growth with Income Fund--Class C; Ivy International Fund--Class C; Ivy Latin America Strategy Fund--Class C; Ivy International Bond Fund--Class C; Ivy Money Market Fund--Class C; Ivy New Century Fund-- Class C), filed with Post-Effective Amendment No. 84 to Registration Statement No. 2-17613 and incorporated by reference herein.

               (p) Establishment and Designation of Series and Classes (Ivy Global Science & Technology Fund--Class A, Class B, Class C and Class I), filed with Post-Effective Amendment No. 86 to Registration Statement No. 2-17613 and incorporated by reference herein.

               (q) Establishment and designation of Series and Classes (Ivy Global Natural Resources Fund-- Class A, Class B and Class C; Ivy Asia Pacific Fund--Class A, Class B and Class C; Ivy International Small Companies Fund--Class A, Class B, Class C and Class I), filed with Post-Effective Amendment No. 89 to Registration Statement No. 2-17613 and incorporated by reference herein.

               (r) Establishment and designation of Series and Classes (Ivy Pan-Europe Fund--Class A, Class B and Class C), filed with Post-Effective Amendment No. 92 to Registration Statement No. 2-17613 and incorporated by reference herein.

               (s) Establishment and designation of Series and Classes (Ivy International Fund II--Class A, Class B, Class C and Class I), filed with Post-Effective Amendment No. 94 to Registration Statement No. 2-17613 and incorporated by reference herein.

               (t) Form of Establishment and Designation of Additional Class (Ivy Asia Pacific Fund-- Advisor Class; Ivy Bond Fund--Advisor Class; Ivy Canada Fund--Advisor Class; Ivy China Region Fund--Advisor Class; Ivy Emerging Growth Fund--Advisor Class; Ivy Global Fund-- Advisor Class; Ivy Global Natural Resources Fund--Advisor Class; Ivy Global Science & Technology Fund--Advisor Class; Ivy Growth Fund--Advisor Class; Ivy Growth with Income Fund--Advisor Class; Ivy International Bond Fund--Advisor Class; Ivy International Fund II--Advisor Class; Ivy International Small Companies Fund--Advisor Class; Ivy Latin America Strategy Fund--Advisor Class; Ivy New Century Fund--Advisor Class; Ivy Pan-Europe Fund--Advisor Class), filed with Post-Effective Amendment No. 96 to Registration Statement No. 2-17613 and incorporated by reference herein.

               (u) Redesignations of Series and Classes (Ivy Emerging Growth Fund redesignated as Ivy US Emerging Growth Fund; Ivy New Century Fund redesignated as Ivy Developing Nations Fund; and, Ivy Latin America Strategy Fund redesignated as Ivy South America Fund), filed with Post-Effective Amendment No. 97 to Registration Statement 2-17613 and incorporated by reference herein.

               (v)  Redesignation of Series and Classes and
                    Establishment and Designation of Additional
                    Class (Ivy International Bond Fund
                    redesignated as Ivy High Yield Fund; Class I shares of Ivy High Yield Fund established), filed with this Post-Effective Amendment No. 98 to Registration Statement 2-17613.

          2.   By-Laws, as amended, filed with Post-Effective
               Amendment No. 48 to Registration Statement No. 2-
               17613 and incorporated by reference herein.

          3.   Not Applicable

          4. (a) Specimen Securities for Ivy Growth Fund, Ivy Growth with Income Fund, Ivy International Fund and Ivy Money Market Fund, filed with Post-Effective Amendment No. 49 to Registration Statement No. 2-17613 and incorporated by reference herein.

               (b)  Specimen Security for Ivy Emerging Growth
                    Fund, filed with Post-Effective Amendment No.
                    70 to Registration Statement No. 2-17613 and incorporated by reference herein.

               (c) Specimen Security for Ivy China Region Fund, filed with Post-Effective Amendment No. 74 to
                    Registration Statement No. 2-17613 and
                    incorporated by reference herein.

               (d) Specimen Security for Ivy Latin American Strategy Fund, filed with Post-Effective Amendment No. 75 to Registration Statement No. 2-17613 and incorporated by reference herein.

               (e) Specimen Security for Ivy New Century Fund, filed with Post-Effective Amendment No. 75 to
                    Registration Statement No. 2-17613 and
                    incorporated by reference herein.

               (f)  Specimen Security for Ivy International Bond
                    Fund, filed with Post-Effective Amendment No.
                    76 to Registration Statement No. 2-17613 and incorporated by reference herein.

               (g) Specimen Securities for Ivy Bond Fund, Ivy Canada Fund, Ivy Global Fund, and Ivy Short-Term U.S. Government Securities Fund, filed with Post-Effective Amendment No. 77 to Registration Statement No. 2-17613 and incorporated by reference herein.

          5. (a) Master Business Management and Investment Advisory Agreement between Ivy Fund and Ivy Management, Inc. and Supplements for Ivy Growth Fund, Ivy Growth with Income Fund, Ivy International Fund and Ivy Money Market Fund, filed with Post-Effective Amendment No. 68 to Registration Statement No. 2-17613 and incorporated by reference herein.

               (b) Subadvisory Contract by and among Ivy Fund, Ivy Management, Inc. and Boston Overseas Investors, Inc., filed with Post-Effective Amendment No. 68 to Registration Statement No. 2-17613 and incorporated by the reference herein.

               (c)  Assignment Agreement relating to Subadvisory
                    Contract, filed with Post-Effective Amendment
                    No. 74 to Registration Statement No. 2-17613 and incorporated by reference herein.

               (d) Business Management and Investment Advisory Agreement Supplement for Ivy Emerging Growth Fund, filed with Post-Effective Amendment No. 74 to Registration Statement No. 2-17613 and incorporated by reference herein.

               (e) Business Management and Investment Advisory Agreement Supplement for Ivy China Region Fund, filed with Post-Effective Amendment No. 71 to Registration Statement No. 2-17613 and incorporated by reference herein.

               (f) Form of Business Management and Investment Advisory Supplement for Ivy Latin America Strategy Fund, filed with Post-Effective Amendment No. 75 to Registration Statement No. 2-17613 and incorporated by reference herein.

               (g) Form of Business Management and Investment Advisory Agreement Supplement for Ivy New Century Fund, filed with Post-Effective Amendment No. 75 to Registration Statement No. 2-17613 and incorporated by reference herein.

               (h) Form of Business Management and Investment Advisory Agreement Supplement for Ivy International Bond Fund, filed with Post-Effective Amendment No. 76 to Registration Statement No. 2-17613 and incorporated by reference herein.

               (i) Business Management and Investment Advisory Agreement Supplement for Ivy Bond Fund, Ivy Global Fund and Ivy Short-Term U.S. Government Securities Fund, filed with Post-Effective Amendment No. 81 to Registration Statement No. 2-17613 and incorporated by reference herein.

               (j)  Master Business Management Agreement between
                    Ivy Fund and Ivy Management, Inc., filed with
                    Post-Effective Amendment No. 81 to
                    Registration Statement No. 2-17613 and
                    incorporated by reference herein.

               (k)  Form of Supplement to Master Business
                    Agreement between Ivy Fund and Ivy
                    Management, Inc. (Ivy Canada Fund), filed with Post-Effective Amendment No. 77 to Registration Statement No. 2-17613 and incorporated by reference herein.

               (l)  Form of Investment Advisory Agreement between
                    Ivy Fund and Mackenzie Financial Corporation, filed with Post-Effective Amendment No. 77 to
                    Registration Statement No. 2-17613 and
                    incorporated by reference herein.

               (m)  Form of Supplement to Master Business
                    Management and Investment Advisory Agreement between Ivy Fund and Ivy Management, Inc. (Ivy Global Science & Technology Fund), filed with Post-Effective Amendment No. 86 to Registration Statement No. 2-17613 and incorporated by reference herein.

               (n)  Form of Supplement to Master Business
                    Management and Investment Advisory Agreement between Ivy Fund and Ivy Management, Inc. (Ivy Asia Pacific Fund and Ivy International Small Companies Fund), filed with Post-Effective Amendment No. 89 to Registration Statement No. 2-17613 and incorporated by reference herein.

               (o)  Form of Supplement to Master Business
                    Management Agreement between Ivy Fund and Ivy Management, Inc. (Ivy Global Natural Resources Fund), filed with Post-Effective Amendment No. 89 to Registration Statement No. 2-17613 and incorporated by reference herein.

               (p) Form of Supplement to Investment Advisory Agreement between Ivy Fund and Mackenzie Financial Corporation (Ivy Global Natural Resources Fund), filed with Post-Effective Amendment No. 89 to Registration Statement No. 2-17613 and incorporated by reference herein.

               (q)  Form of Supplement to Master Business
                    Management and Investment Advisory Agreement between Ivy Fund and Ivy Management, Inc. (Ivy Pan-Europe Fund), filed with Post-Effective Amendment No. 94 to Registration Statement No. 2-17613 and incorporated by reference herein.

               (r)  Form of Supplement to Master Business
                    Management and Investment Advisory Agreement between Ivy Fund and Ivy Management, Inc. (Ivy International Fund II), filed with Post-Effective Amendment No. 94 to Registration Statement No. 2-17613 and incorporated by reference herein.

               (s) Addendum to Master Business Management and Investment Advisory Agreement between Ivy Fund and Ivy Management, Inc. (Ivy Developing Nations Fund, Ivy South America Fund, Ivy US Emerging Growth Fund), filed with Post-Effective Amendment No. 98 to Registration Statement No. 2-17613 and incorporated by reference herein.

               (t) Supplement to Master Business Management and Investment Advisory Agreement between Ivy Fund and Ivy Management, Inc. (Ivy High Yield
                    Fund), filed with Post-Effective Amendment
                    No. 98 to Registration Statement No. 2-17613 and incorporated by reference herein.

          6. (a) Dealer Agreement, as amended and, filed with Post-Effective Amendment No. 70 to
                    Registration Statement No. 2-17613 and
                    incorporated by reference herein.

               (b) Amended and Restated Distribution Agreement, filed with Post-Effective Amendment No. 73 to
                    Registration Statement No. 2-17613 and
                    incorporated by reference herein.

               (c)  Addendum to Amended and Restated Distribution
                    Agreement, filed with Post-Effective
                    Amendment No. 73 to Registration Statement
                    No. 2-17613 and incorporated by reference herein.

               (d) Addendum to Amended and Restated Distribution Agreement (Ivy Money Market Fund--Class A and Class B), filed with Post-Effective Amendment No. 84 to Registration Statement No. 2-17613 and incorporated by reference herein.

               (e)  Form of Addendum to Amended and Restated
                    Distribution Agreement (Class C), filed with
                    Post-Effective Amendment No. 84 to
                    Registration Statement No. 2-17613 and
                    incorporated by reference herein.

               (f) Form of Addendum to Amended and Restated Distribution Agreement (Ivy Global Science & Technology Fund--Class A, Class B, Class C and Class I), filed with Post-Effective Amendment No. 86 to Registration Statement No. 2-17613 and incorporated by reference herein.

               (g) Form of Addendum to Amended and Restated Distribution Agreement (Ivy Global Natural Resources Fund--Class A, Class B and Class C; Ivy Asia Pacific Fund--Class A, Class B and Class C; Ivy International Small Companies Fund--Class A, Class B, Class C, and Class
                    I), filed with Post-Effective Amendment No.
                    89 to Registration Statement No. 2-17613 and incorporated by reference herein.

               (h)  Form of Addendum to Amended and Restated
                    Distribution Agreement (Ivy Pan-Europe Fund--
                    Class A, Class B and Class C), filed with
                    Post-Effective Amendment No. 94 to
                    Registration Statement No. 2-17613 and
                    incorporated by reference herein.

               (i) Form of Addendum to Amended and Restated Distribution Agreement (Ivy International Fund II--Class A, Class B, Class C and Class
                    I), filed with Post-Effective Amendment No.
                    94 to Registration Statement No. 2-17613 and incorporated by reference herein.

               (j)  Form of Addendum to Amended and Restated
                    Distribution Agreement (Advisor Class), filed with Post-Effective Amendment No. 96 to
                    Registration Statement No. 2-17613 and
                    incorporated by reference herein.

               (k) Addendum to Amended and Restated Distribution Agreement (Ivy Developing Nations Fund, Ivy South America Fund, Ivy US Emerging Growth
                    Fund), filed with Post-Effective Amendment
                    No. 98 to Registration Statement No. 2-17613 and incorporated by reference herein.

               (l)  Addendum to Amended and Restated Distribution
                    Agreement (Ivy High Yield Fund), filed with
                    Post-Effective Amendment No. 98 to
                    Registration Statement No. 2-17613 and
                    incorporated by reference herein.

          7.   Not Applicable

          8.   Custodian Agreement between Ivy Fund and Brown
               Brothers Harriman & Co., filed with Post-Effective
               Amendment No. 74 to Registration No. 2-17613 and incorporated by reference herein.

          9. (a) Master Administrative Services Agreement between Ivy Fund and Mackenzie Investment Management Inc. and Supplements for Ivy Growth Fund, Ivy Growth with Income Fund, Ivy International Fund and Ivy Money Market Fund, filed with Post-Effective Amendment No. 68 to Registration Statement No. 2-17613 and incorporated by reference herein.

               (b)  Addendum to Administrative Services Agreement
                    Supplement for Ivy International Fund, filed with Post-Effective Amendment No. 74 to
                    Registration Statement No. 2-17613 and
                    incorporated by reference herein.

               (c) Administrative Services Agreement Supplement for Ivy Emerging Growth Fund, filed with
                    Post-Effective Amendment No. 73 to
                    Registration Statement No. 2-17613 and
                    incorporated by reference herein.

               (d) Administrative Services Agreement Supplement for Ivy China Region Fund, filed with Post-Effective Amendment No. 73 to Registration Statement No. 2-17613 and incorporated by reference herein.

               (e) Administrative Services Agreement Supplement for Class I Shares of Ivy International Fund, filed with Post-Effective Amendment No. 74 to
                    Registration Statement No. 2-17613 and
                    incorporated by reference herein.

               (f) Master Fund Accounting Services Agreement between Ivy Fund and Mackenzie Investment Management Inc. and Supplements for Ivy Growth Fund, Ivy Emerging Growth Fund and Ivy Money Market Fund, filed with Post-Effective Amendment No. 73 to Registration Statement No. 2-17613 and incorporated by reference herein.

               (g) Fund Accounting Services Agreement Supplement for Ivy Growth with Income Fund, filed with Post-Effective Amendment No. 73 to
                    Registration Statement No. 2-17613 and
                    incorporated by reference herein.

               (h) Fund Accounting Services Agreement Supplement for Ivy China Region Fund, filed with Post-Effective Amendment No. 73 to Registration Statement No. 2-17613 and incorporated by reference herein.

               (i) Transfer Agency and Shareholder Services Agreement between Ivy Fund and Ivy Management, Inc., filed with Post-Effective Amendment No. 71 to Registration Statement No. 2-17613 and incorporated by reference herein.

               (j) Addendum to Transfer Agency and Shareholder Services Agreement, filed with Post-Effective Amendment No. 73 to Registration Statement No. 2-17613 and incorporated by reference herein.

               (k)  Assignment Agreement relating to Transfer
                    Agency and Shareholder Services Agreement, filed with Post-Effective Amendment No. 74 to
                    Registration Statement No. 2-17613 and
                    incorporated by reference herein.

               (l) Form of Administrative Services Agreement Supplement for Ivy Latin America Strategy Fund, filed with Post-Effective Amendment No. 75 to Registration Statement No. 2-17613 and incorporated by reference herein.

               (m) Form of Administrative Services Agreement Supplement for Ivy New Century Fund, filed with Post-Effective Amendment No. 75 to Registration Statement No. 2-17613 and incorporated by reference herein.

               (n) Form of Fund Accounting Services Agreement Supplement for Ivy Latin America Strategy Fund, filed with Post-Effective Amendment No. 75 to Registration Statement No. 2-17613 and incorporated by reference herein.

               (o) Form of Fund Accounting Services Agreement Supplement for Ivy New Century Fund, filed with Post-Effective Amendment No. 75 to Registration Statement No. 2-17613 and incorporated by reference herein.

               (p)  Form of Administrative Services Agreement
                    Supplement for Ivy International Bond Fund, filed with Post-Effective Amendment No. 76 to
                    Registration Statement No. 2-17613 and
                    incorporated by reference herein.

               (q)  Form of Fund Accounting Services Agreement
                    Supplement for International Bond Fund, filed with Post-Effective Amendment No. 76 to
                    Registration Statement No. 2-17613 and
                    incorporated by reference herein.

               (r) Addendum to Transfer Agency and Shareholder Services Agreement, filed with Post-Effective Amendment No. 76 to Registration Statement No. 2-17613 and incorporated by reference herein.

               (s) Addendum to Transfer Agency and Shareholder Services Agreement, filed with Post-Effective Amendment No. 77 to Registration Statement No. 2-17613 and incorporated by reference herein.

               (t) Administrative Services Agreement Supplement for Ivy Bond Fund, Ivy Global Fund and Ivy Short-Term U.S. Government Securities Fund, filed with Post-Effective Amendment No. 81 to Registration Statement No. 2-17613 and incorporated by reference herein.

               (u) Fund Accounting Services Agreement Supplement for Ivy Bond Fund, Ivy Global Fund and Ivy Short-Term U.S. Government Securities Fund, filed with Post-Effective Amendment No. 81 to Registration Statement No. 2-17613 and incorporated by reference herein.

               (v) Form of Administrative Services Agreement Supplement (Class C) for Ivy Bond Fund, Ivy Canada Fund, Ivy China Region Fund, Ivy Emerging Growth Fund, Ivy Global Fund, Ivy Growth Fund, Ivy Growth with Income Fund, Ivy International Fund, Ivy International Bond Fund, Ivy Latin America Strategy Fund, Ivy Money Market Fund and Ivy New Century Fund, filed with Post-Effective Amendment No. 84 to Registration Statement No. 2-17613 and incorporated by reference herein.

               (w)  Form of Addendum to Transfer Agency and
                    Shareholder Services Agreement (Class C), filed with Post-Effective Amendment No. 84 to
                    Registration Statement No. 2-17613 and
                    incorporated by reference herein.

               (x) Form of Administrative Services Agreement Supplement for Ivy Global Science & Technology Fund, filed with Post-Effective Amendment No. 86 to Registration Statement No. 2-17613 and incorporated by reference herein.

               (y) Form of Fund Accounting Services Agreement Supplement for Ivy Global Science & Technology Fund, filed with Post-Effective Amendment No. 86 to Registration Statement No. 2-17613 and incorporated by reference herein.

               (z)  Form of Addendum to Transfer Agency and
                    Shareholder Services Agreement for Ivy Global Science & Technology Fund, filed with Post-Effective Amendment No. 86 to Registration Statement No. 2-17613 and incorporated by reference herein.

               (aa) Form of Administrative Services Agreement
                    Supplement for Ivy Global Natural Resources
                    Fund, Ivy Asia Pacific Fund and Ivy
                    International Small Companies Fund, filed with Post-Effective Amendment No. 89 to Registration Statement No. 2-17613 and incorporated by reference herein.

               (bb) Form of Fund Accounting Services Agreement
                    Supplement for Ivy Global Natural Resources
                    Fund, Ivy Asia Pacific Fund and Ivy
                    International Small Companies Fund, filed with Post-Effective Amendment No. 89 to Registration Statement No. 2-17613 and incorporated by reference herein.

               (cc) Form of Addendum to Transfer Agency and
                    Shareholder Services Agreement for Ivy Global Natural Resources Fund, Ivy Asia Pacific Fund and Ivy International Small Companies Fund, filed with Post-Effective Amendment No. 89 to Registration Statement No. 2-17613 and incorporated by reference herein.

               (dd) Form of Administrative Services Agreement
                    Supplement for Ivy Pan-Europe Fund, filed with Post-Effective Amendment No. 94 to Registration Statement No. 2-17613 and incorporated by reference herein.

               (ee) Form of Fund Accounting Services Agreement
                    Supplement for Ivy Pan-Europe Fund, filed with Post-Effective Amendment No. 94 to Registration Statement No. 2-17613 and incorporated by reference herein.

               (ff) Form of Addendum to Transfer Agency and
                    Shareholder Services Agreement for Ivy Pan-
                    Europe Fund, filed with Post-Effective
                    Amendment No. 94 to Registration Statement
                    No. 2-17613 and incorporated by reference herein.

               (gg) Form of Administrative Services Agreement
                    Supplement for Ivy International Fund II, filed with Post-Effective Amendment No. 94 to
                    Registration Statement No. 2-17613 and
                    incorporated by reference herein.

               (hh) Form of Fund Accounting Services Agreement
                    Supplement for Ivy International Fund II, filed with Post-Effective Amendment No. 94 to
                    Registration Statement No. 2-17613 and
                    incorporated by reference herein.

               (ii) Form of Addendum to Transfer Agency and
                    Shareholder Services Agreement for Ivy
                    International Fund II, filed with Post-
                    Effective Amendment No. 94 to Registration
                    Statement No. 2-17613 and incorporated by reference herein.

               (jj) Form of Administrative Services Agreement
                    Supplement (Advisor Class) for Ivy Asia
                    Pacific Fund, Ivy Bond Fund, Ivy Canada Fund, Ivy China Region Fund, Ivy Emerging Growth Fund, Ivy Global Fund, Ivy Global Natural Resources Fund, Ivy Global Science & Technology Fund, Ivy Growth Fund, Ivy Growth with Income Fund, Ivy International Bond Fund, Ivy International Fund II, Ivy International Small Companies Fund, Ivy Latin America Strategy Fund, Ivy New Century Fund and Ivy Pan-Europe Fund, filed with Post-Effective Amendment No. 96 to Registration Statement No. 2-17613 and incorporated by reference herein.

               (kk) Form of Addendum to Transfer Agency and
                    Shareholder Services Agreement (Advisor
                    Class), filed with Post-Effective Amendment
                    No. 96 to Registration Statement No. 2-17613 and incorporated by reference herein.

               (ll) Addendum to Administrative Services Agreement
                    (Ivy Developing Nations Fund, Ivy South
                    America Fund, Ivy US Emerging Growth Fund), filed with Post-Effective Amendment No. 98 to Registration Statement No. 2-17613 and incorporated by reference herein.

               (mm) Addendum to Fund Accounting Services
                    Agreement (Ivy Developing Nations Fund, Ivy
                    South America Fund, Ivy US Emerging Growth
                    Fund), filed with Post-Effective Amendment
                    No. 98 to Registration Statement No. 2-17613 and incorporated by reference herein.

               (nn) Addendum to Transfer Agency and Shareholder
                    Services Agreement (Ivy Developing Nations
                    Fund, Ivy South America Fund, Ivy US Emerging Growth Fund, Ivy High Yield Fund), filed with Post-Effective Amendment No. 98 to Registration Statement No. 2-17613 and incorporated by reference herein.

               (oo) Addendum to Fund Accounting Services
                    Agreement (Ivy High Yield Fund), filed with
                    Post-Effective Amendment No. 98 to
                    Registration Statement No. 2-17613 and
                    incorporated by reference herein.

               (pp) Addendum to Administrative Services Agreement
                    (Ivy High Yield Fund), filed with Post-
                    Effective Amendment No. 98 to Registration
                    Statement No. 2-17613 and incorporated by reference herein.

               (qq) Amended Addendum to Transfer Agency and
                    Shareholder Services Agreement (Ivy
                    Developing Nations Fund, Ivy South America
                    Fund, Ivy US Emerging Growth Fund, Ivy High
                    Yield Fund), filed with Post-Effective
                    Amendment No. 98 to Registration Statement
                    No. 2-17613 and incorporated by reference herein (a corrected version of which is being filed with this Post-Effective Amendment No.
                    99).

          10.  Opinion of Dechert Price & Rhoads, filed with this
               Post-Effective Amendment No. 99.

          11. Consent of Coopers & Lybrand L.L.P., filed with this Post-Effective Amendment No. 99.

          12. Reports of Coopers & Lybrand L.L.P., filed with this Post-Effective Amendment No. 99.

          13.  Not applicable.

          14.  Not applicable.

          15. (a) Amended and Restated Distribution Plan for Class A shares of Ivy China Region Fund, Ivy Growth Fund, Ivy Growth with Income Fund, Ivy International Fund and Ivy Emerging Growth Fund, filed with Post-Effective Amendment No. 73 to Registration Statement No. 2-17613 and incorporated by reference herein.

               (b) Distribution Plan for Class B shares of Ivy China Region Fund, Ivy Growth Fund, Ivy Growth with Income Fund, Ivy International Fund and Ivy Emerging Growth Fund, filed with Post-Effective Amendment No. 73 to Registration Statement No. 2-17613 and incorporated by reference herein.

               (c) Distribution Plan for Class C Shares of Ivy Growth with Income Fund, filed with Post-Effective Amendment No. 73 to Registration Statement No. 2-17613 and incorporated by reference herein.

               (d) Form of Rule 12b-1 Related Agreement, filed with Post-Effective Amendment No. 73 to
                    Registration Statement No. 2-17613 and
                    incorporated by reference herein.

               (e) Supplement to Master Amended and Restated Distribution Plan for Ivy Fund Class A Shares, filed with Post-Effective Amendment No. 76 to Registration Statement No. 2-17613 and incorporated by reference herein.

               (f) Supplement to Distribution Plan for Ivy Fund Class B Shares, filed with Post-Effective Amendment No. 76 to Registration Statement No. 2-17613 and incorporated by reference herein.

               (g) Supplement to Master Amended and Restated Distribution Plan for Ivy Fund Class A Shares, filed with Post-Effective Amendment No. 77 to Registration Statement No. 2-17613 and incorporated by reference herein.

               (h) Supplement to Distribution Plan for Ivy Fund Class B Shares, filed with Post-Effective Amendment No. 77 to Registration Statement No. 2-17613 and incorporated by reference herein.

               (i)  Form of Supplement to Distribution Plan for
                    Ivy Growth with Income Fund Class C Shares
                    (Redesignation as Class D Shares), filed with
                    Post-Effective Amendment No. 84 to
                    Registration Statement No. 2-17613 and
                    incorporated by reference herein.

               (j) Form of Distribution Plan for Class C shares of Ivy Bond Fund, Ivy Canada Fund, Ivy China Region Fund, Ivy Emerging Growth Fund, Ivy Global Fund, Ivy Growth Fund, Ivy Growth with Income Fund, Ivy International Fund, Ivy International Bond Fund, Ivy Latin America Strategy Fund and Ivy New Century Fund, filed with Post-Effective Amendment No. 85 to Registration Statement No. 2-17613 and incorporated by reference herein.

               (k) Form of Supplement to Master Amended and Restated Distribution Plan for Ivy Fund Class A Shares (Ivy Global Science & Technology
                    Fund), filed with Post-Effective Amendment
                    No. 87 to Registration Statement No. 2-17613 and incorporated by reference herein.

               (l) Form of Supplement to Distribution Plan for Ivy Fund Class B Shares (Ivy Global Science & Technology Fund), filed with Post-Effective Amendment No. 87 to Registration Statement No. 2-17613 and incorporated by reference herein.

               (m) Form of Supplement to Distribution Plan for Ivy Fund Class C Shares (Ivy Global Science & Technology Fund), filed with Post-Effective Amendment No. 87 to Registration Statement No. 2-17613 and incorporated by reference herein.

               (n) Form of Supplement to Master Amended and Restated Distribution Plan for Ivy Fund Class A Shares (Ivy Global Natural Resources Fund, Ivy Asia Pacific Fund and Ivy International Small Companies Fund), filed with Post-Effective Amendment No. 89 to Registration Statement No. 2-17613 and incorporated by reference herein.

               (o) Form of Supplement to Distribution Plan for Ivy Fund Class B Shares (Ivy Global Natural Resources Fund, Ivy Asia Pacific Fund and Ivy International Small Companies Fund), filed with Post-Effective Amendment No. 89 to Registration Statement No. 2-17613 and incorporated by reference herein.

               (p) Form of Supplement to Distribution Plan for Ivy Fund Class C Shares (Ivy Global Natural Resources Fund, Ivy Asia Pacific Fund and Ivy International Small Companies Fund), filed with Post-Effective Amendment No. 89 to Registration Statement No. 2-17613 and incorporated by reference herein.

               (q)  Form of Supplement to Master Amended and
                    Restated Distribution Plan for Ivy Fund Class
                    A Shares (Ivy Pan-Europe Fund), filed with
                    Post-Effective Amendment No. 94 to
                    Registration Statement No. 2-17613 and
                    incorporated by reference herein.

               (r) Form of Supplement to Distribution Plan for Ivy Fund Class B Shares (Ivy Pan-Europe
                    Fund), filed with Post-Effective Amendment
                    No. 94 to Registration Statement No. 2-17613 and incorporated by reference herein.

               (s) Form of Supplement to Distribution Plan for Ivy Fund Class C Shares (Ivy Pan-Europe
                    Fund), filed with Post-Effective Amendment
                    No. 94 to Registration Statement No. 2-17613 and incorporated by reference herein.

               (t) Form of Supplement to Master Amended and Restated Distribution Plan for Ivy Fund Class A Shares (Ivy International Fund II), filed with Post-Effective Amendment No. 94 to Registration Statement No. 2-17613 and incorporated by reference herein.

               (u) Form of Supplement to Distribution Plan for Ivy Fund Class B Shares (Ivy International Fund II), filed with Post-Effective Amendment No. 94 to Registration Statement No. 2-17613 and incorporated by reference herein.

               (v) Form of Supplement to Distribution Plan for Ivy Fund Class C Shares (Ivy International Fund II), filed with Post-Effective Amendment No. 94 to Registration Statement No. 2-17613 and incorporated by reference herein.

               (w) Amendment to Master Amended and Restated Distribution Plan for Ivy Fund Class A Shares (Ivy Developing Nations Fund, Ivy South America Fund, Ivy US Emerging Growth Fund), filed with Post-Effective Amendment No. 98 to Registration Statement No. 2-17613 and incorporated by reference herein.

               (x) Amendment to Distribution Plan for Ivy Fund Class B Shares (Ivy Developing Nations Fund, Ivy South America Fund, Ivy US Emerging Growth Fund), filed with Post-Effective Amendment No. 98 to Registration Statement No. 2-17613 and incorporated by reference herein.

               (y) Amendment to Distribution Plan for Ivy Fund Class C Shares (Ivy Developing Nations Fund, Ivy South America Fund, Ivy US Emerging Growth Fund), filed with Post-Effective Amendment No. 98 to Registration Statement No. 2-17613 and incorporated by reference herein.

               (z) Supplement to Master Amended and Restated Distribution Plan for Ivy Fund Class A Shares (Ivy High Yield Fund), filed with Post-Effective Amendment No. 98 to Registration Statement No. 2-17613 and incorporated by reference herein.

               (aa) Supplement to Distribution Plan for Ivy Fund
                    Class B Shares (Ivy High Yield Fund), filed with Post-Effective Amendment No. 98 to Registration Statement No. 2-17613 and incorporated by reference herein.

               (bb) Supplement to Distribution Plan for Ivy Fund
                    Class C Shares (Ivy High Yield Fund), filed with Post-Effective Amendment No. 98 to Registration Statement No. 2-17613 and incorporated by reference herein.


          16.  Schedule of Computation of Standardized
               Performance Quotations, filed with Post-Effective
               Amendment No. 71 to Registration Statement No. 2-
               17613 and incorporated by reference herein.

          17.  Financial Data Schedules filed with this Post-
               Effective Amendment No. 99 to Registration
               Statement No. 2-17613.

          18. (a) Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, filed with
                    Post-Effective Amendment No. 83 to
                    Registration Statement No. 2-17613 and
                    incorporated by reference herein.

               (b) Form of Amended and Restated Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, filed with Post-Effective Amendment No. 85 to Registration Statement No. 2-17613 and incorporated by reference herein.

               (c) Form of Amended and Restated Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, filed with Post-Effective Amendment No. 87 to Registration Statement No. 2-17613 and incorporated by reference herein.

               (d) Form of Amended and Restated Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, filed with Post-Effective Amendment No. 89 to Registration Statement No. 2-17613 and incorporated by reference herein.

               (e) Form of Amended and Restated Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, filed with Post-Effective Amendment No. 92 to Registration Statement No. 2-17613 and incorporated by reference herein.

               (f) Form of Amended and Restated Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, filed with Post-Effective Amendment No. 94 to Registration Statement No. 2-17613 and incorporated by reference herein.

               (g) Form of Amended and Restated Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, filed with Post-Effective Amendment No. 96 to Registration Statement No. 2-17613 and incorporated by reference herein.

               (h) Amended and Restated Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, filed with Post-Effective Amendment No. 98 to Registration Statement No. 2-17613 and incorporated by reference herein (a corrected version of which is filed with this Post-Effective Amendment No. 99).

25.  Not applicable

26.  Number of Holders of Securities

Fund:               Date           Class     Record Holders

Ivy Asia Pacific    02/28/98       Class A       135
Fund                               Class B        89
                                   Class C       124
                                   Advisor Class   0

Ivy Bond Fund       02/28/98       Class A     4,776
                                   Class B       758
                                   Class C       110
                                   Class I         0
                                   Advisor Class   7

Ivy Canada Fund     02/28/98       Class A     1,644
                                   Class B       146
                                   Class C        22
                                   Advisor Class   0

Ivy China Region    02/28/98       Class A     2,079
Fund                               Class B     1,135
                                   Class C       106
                                   Advisor Class   1

Ivy Developing      02/28/98       Class A       869
Nations Fund                       Class B       808
(formerly Ivy New                  Class C       224
Century Fund)                      Advisor Class   0

Ivy Global Fund     02/28/98       Class A     1,388
                                   Class B       806
                                   Class C       370
                                   Advisor Class   0

Ivy Global Natural  02/28/98       Class A       198
Resources Fund                     Class B       172
                                   Class C        14
                                   Advisor Class   0

Ivy Global Science  02/28/98       Class A       890
& Technology Fund                  Class B       735
                                   Class C       370
                                   Class I         0
                                   Advisor Class   0

Ivy Growth Fund     02/28/98       Class A    26,904
                                   Class B       309
                                   Class C        17
                                   Advisor Class   0

Ivy Growth with     02/28/98       Class A     6,104
Income Fund                        Class B     1,391
                                   Class C       134
                                   Class D         0
                                   Advisor Class   0

Ivy High Yield      02/28/98       Class A         0
Fund                               Class B         0
                                   Class C         0
                                   Class I         0
                                   Advisor Class   0

Ivy International   02/28/98       Class A    27,928
Fund                               Class B    21,416
                                   Class C     3,631
                                   Class I       400
                                   Advisor Class   0

Ivy International   02/28/98       Class A     1,100
Fund II                            Class B     1,910
                                   Class C       564
                                   Class I         0
                                   Advisor Class   1

Ivy International   02/28/98       Class A       110
Small Companies                    Class B        94
Fund                               Class C        32
                                   Class I         0
                                   Advisor Class   0

Ivy Money Market    02/28/98       Class A     2,276
Fund                               Class B       203
                                   Class C        21

Ivy Pan-Europe      02/28/98       Class A        35
Fund                               Class B        25
                                   Class C         3
                                   Advisor Class   0

Ivy South America   02/28/98       Class A       398
Fund (formerly                     Class B       219
Ivy Latin America                  Class C        18
Strategy Fund)                     Advisor Class   0

Ivy US Emerging     02/28/98       Class A     5,393
Growth Fund                        Class B     3,747
(formerly Ivy Emer-                Class C       434
ging Growth Fund)                  Advisor Class   1

27.  Indemnification

A policy of insurance covering Ivy Management, Inc. and the Registrant will insure the Registrant's trustees and officers and others against liability arising by reason of an actual or alleged breach of duty, neglect, error, misstatement, misleading statement, omission or other negligent act.

Reference is made to Article VIII of the Registrant's Amended and Restated Declaration of Trust, dated December 10, 1992, filed with Post-Effective Amendment No. 71 to Registration Statement
No. 2-17613 and incorporated by reference herein.

28.  Business and Other Connections of Investment Adviser

Information Regarding Adviser and Subadviser Under Advisory Arrangements. Reference is made to the Form ADV of each of Ivy Management, Inc., the adviser to the Trust, Mackenzie Financial Corporation, the adviser to Ivy Canada Fund, and Northern Cross Investments Limited (the successor to Boston Overseas Investors, Inc.), the subadviser to Ivy International Fund.

The list required by this Item 28 of officers and directors of Ivy Management, Inc. and Northern Cross Investments Limited, together with information as to any other business profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of each firm's respective Form ADV.

29.  Principal Underwriters

     (a) Ivy Mackenzie Distribution, Inc. ("IMDI"), formerly Mackenzie Ivy Funds Distributors, Inc., Via Mizner Financial Plaza, 700 South Federal Highway, Suite 300, Boca Raton, Florida 33432, Registrant's distributor, is a subsidiary of Mackenzie Investment Management Inc. ("MIMI"), Via Mizner Financial Plaza, 700 South Federal Highway, Suite 300, Boca Raton, Florida 33432. IMDI is the successor to MIMI's distribution activities.

     (b) The information required by this Item 29 regarding each director, officer or partner of IMDI is incorporated by reference to Schedule A of Form BD filed by IMDI pursuant to the Securities Exchange Act of 1934.

     (c)  Not applicable

30.  Location of Accounts and Records

     The information required by this item is incorporated by reference to Item 7 of Part II of Post-Effective Amendment
     No. 46 to Registration Statement No. 2-17613.

31.  Not applicable

32.  Undertakings

     (a)  Not applicable

     (b)  Not applicable.

     (c) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders, upon request and without charge.


                           SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 99 to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 99 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and the Commonwealth of Massachusetts, on the 30th day of April, 1998.

                                        IVY FUND

                                        By:  Keith J. Carlson**
By:  JOSEPH R. FLEMING                  President
     Attorney-in-fact

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 99 to the Registration
Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURES               TITLE                    DATE

MICHAEL G. LANDRY*       Trustee and Chairman     4/30/98
                         (Chief Executive Officer)

JOHN S. ANDEREGG, JR.*   Trustee                  4/30/98

PAUL H. BROYHILL*        Trustee                  4/30/98

STANLEY CHANNICK*        Trustee                  4/30/98

FRANK W. DEFRIECE, JR.*  Trustee                  4/30/98

ROY J. GLAUBER*          Trustee                  4/30/98

KEITH J. CARLSON**       Trustee and President    4/30/98

JOSEPH G. ROSENTHAL*     Trustee                  4/30/98

RICHARD N. SILVERMAN*    Trustee                  4/30/98

J. BRENDAN SWAN*         Trustee                  4/30/98

C. WILLIAM FERRIS*       Treasurer (Chief         4/30/98
                         Financial Officer)

By:  JOSEPH R. FLEMING
     Attorney-in-fact

* Executed pursuant to powers of attorney filed with Post-Effective Amendments Nos. 69, 73, 74, 84 and 89 to
     Registration Statement No. 2-17613.

** Executed pursuant to power of attorney filed with Post-Effective Amendment No. 89 to Registration Statement
     No. 2-17613.


                             EXHIBIT INDEX


9(qq)      Corrected Addendum to Transfer Agency and Shareholder
           Services Agreement

10         Opinion of Dechert Price & Rhoads

11         Consent of Coopers & Lybrand L.L.P.

12         Reports of Coopers & Lybrand L.L.P.

17         Financial Data Schedules

18(h)      Corrected Amended and Restated Plan adopted pursuant
to
           Rule 18f-3 under the Investment Company Act of 1940